As Filed with the Securities and Exchange Commission on August 2, 2006

Securities Act File No. 333-

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No.      ☐

Post-Effective Amendment No.      ☐

CASH ACCOUNT TRUST

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, Illinois 60606

(Address of Principal Executive Offices) (Zip Code)

617-295-2572

(Registrant’s Area Code and Telephone Number)

John Millette, Secretary

Cash Account Trust

Two International Place

Boston, Massachusetts 02110

(Name and Address of Agent for Service)

With copies to:

David A. Sturms, Esq. Vedder, Price, Kaufman & Kammholz, P.C. 222 North LaSalle Street Chicago, Illinois 60601	John W. Gerstmayr, Esq. Thomas R. Hiller, Esq. Ropes & Gray LLP One International Place Boston, Massachusetts 02110	Burton M. Leibert, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

TITLE OF SECURITIES BEING REGISTERED: Shares of Beneficial Interest (no par value) of the Registrant.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Questions & Answers

Tax-Free Series

Cash Reserve Fund, Inc.

Tax Free Money Fund Investment

DWS Advisor Funds

DWS Tax-Free Money Fund

DWS Tax-Exempt Money Fund

DWS Money Funds

Q&A

Q What is happening?

A Deutsche Asset Management (or “DeAM” as defined on page [18] in the enclosed Prospectus/Proxy Statement) has initiated a program to reorganize and restructure the money market funds within the DWS fund family.

Q What issue am I being asked to vote on?

A You are being asked to vote on the merger of your fund into the Tax-Exempt Portfolio series of Cash Account Trust (“CAT TEP”) (each a “Fund” and together the “Funds”). Your Fund and CAT TEP have substantially similar investment objectives and policies.

After carefully reviewing the proposal, your Fund’s Board has determined that this action is in the best interests of your Fund. Each Board [unanimously] recommends that you vote for the proposal.

Q&A continued

Q Why has this proposal been made for my Fund?

A The proposal to merge your Fund into CAT TEP is part of a program initiated by DeAM to provide a more streamlined selection of money market investment options. The program seeks to eliminate redundancies within the DWS money market funds and to focus DeAM’s investment resources on a core set of money market funds that best meet investor needs. DeAM believes that the merger will eliminate product redundancies, maximize portfolio size wherever possible, and create the possibility for higher yielding funds with potentially lower expenses.

Q Will I have to pay taxes as a result of the merger?

A The merger is expected to be a tax-free reorganization for federal income tax purposes, and will not take place unless special tax counsel provides an opinion to that effect. Because each Fund seeks to maintain a net asset value of $1.00 per share, you are unlikely to have a capital gain or loss if you redeem or exchange your shares before or after the merger. Nevertheless, you may wish to consult a tax advisor for more information on your own tax situation.

Q Will I own the same number of shares after the merger?

A Yes. You will receive shares equal in number to the shares owned as of the merger date.

Q Will my Fund pay for the proxy solicitation and legal costs associated with this solicitation?

A No. DeAM will bear these costs.

Q When would the merger take place?

A If approved, the merger would occur on or about [October 30], 2006 or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the merger, shareholders whose accounts are affected by the merger will receive a confirmation statement reflecting their new account number and the number of shares owned.

Q&A continued

Q How can I vote?

A You can vote in any one of four ways:

■	Through the Internet by going to the website listed on your proxy card(s);

■	By telephone, with a toll-free call to the number listed on your proxy card(s);

■	By mail, by sending the enclosed proxy card(s), signed and dated, to us in the enclosed envelope; or

■	In person, by attending the special meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card(s). Whichever method you choose, please take the time to read the full text of the Prospectus/Proxy Statement before you vote.

Q If I send my proxy in now as requested, can I change my vote later?

A You may revoke your proxy at any time before it is voted by: (1) sending a written revocation to the Secretary of your Fund as explained in the proxy statement; or (2) forwarding a letter-dated proxy that is received by your Fund at or prior to the special meeting; or (3) attending the special meeting and voting in person. Even if you plan to attend the special meeting, we ask that you return the enclosed proxy card. This will help us ensure that an adequate number of shares are present for the special meeting of your Fund to be held.

Q Will I be able to continue to track my Fund’s performance on the Internet or through the voice response system (InvestorACCESS)?

A Yes. You will be able to continue to track your Fund’s performance before the merger through both these means.

Q Whom should I call for additional information about this Prospectus/Proxy Statement?

A Please call Computershare Fund Services, Inc., your Fund’s proxy solicitor, at (866) 774-4940.

TAX-FREE SERIES

CASH RESERVE FUND, INC.

TAX FREE MONEY FUND INVESTMENT

DWS ADVISOR FUNDS

DWS TAX-FREE MONEY FUND

DWS TAX-EXEMPT MONEY FUND

DWS MONEY FUNDS

A Message from the Funds’ President

[mailing date], 2006

Dear Shareholders:

I am writing to you to ask for your vote on an important matter that affects your investment in the Tax-Free Series of Cash Reserve Fund, Inc. (“CRF Tax Free Fund”), the Tax Free Money Fund Investment series of DWS Advisor Funds (“TFI”), the DWS Tax-Free Money Fund (“DWS Tax-Free Fund”) and the DWS Tax-Exempt Money Fund series of DWS Money Funds (“DWS Tax-Exempt Fund”), as applicable. While you are, of course, welcome to join us at the joint special shareholders’ meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, or by voting by telephone or through the Internet.

We are asking for your vote on the following matters, as applicable:

Proposal for CRF Tax Free Fund:	Approval of a proposed merger of CRF Tax Free Fund into the Tax-Exempt Portfolio series of Cash Account Trust (“CAT TEP”). In this merger, your shares of CRF Tax Free Fund would be exchanged, on a tax-free basis for federal income tax purposes, for shares of a newly-created class of CAT TEP equal in number to the CRF Tax Free Fund shares held by you.

Proposal for TFI:	Approval of a proposed merger of TFI into CAT TEP. In this merger, your shares of TFI would be exchanged, on a tax-free basis for federal income tax purposes, for shares of a newly-created class of CAT TEP equal in shares held by you.

Proposal for DWS Tax-Free Fund:	Approval of a proposed merger of DWS Tax-Free Fund into CAT TEP. In this merger, your shares of DWS Tax-Free Fund would be exchanged, on a tax-free basis for federal income tax purposes, for shares of a newly-created class of CAT TEP equal in number to the DWS Tax-Free Fund shares held by you.

Proposal for DWS Tax-Exempt Fund:	Approval of a proposed merger of DWS Tax-Exempt Fund into CAT TEP. In this merger, your shares of DWS Tax-Exempt Fund would be exchanged, on a tax-free basis for federal income tax purposes, for shares of a newly-created class of CAT TEP equal in number to the DWS Tax-Exempt Fund shares held by you.

Each proposed merger is part of a program initiated by Deutsche Asset Management (or “DeAM” as defined on page [18] of the enclosed Prospectus/Proxy Statement) to reorganize and restructure the money market funds in the DWS family of funds. The program is designed to enable DeAM to: (1) eliminate redundancies within the DWS money market funds by reorganizing and combining certain funds; and (2) focus its investment resources on a core set of money market funds that best meet investor needs.

DeAM believes that the mergers offer shareholders:

•	A similar investment opportunity in a larger fund with the opportunity to achieve greater economies of scale and a lower expense ratio over time; and

•	A portfolio with the possibility of higher yields generated through more efficient execution and greater stability of assets.

In determining whether to recommend that shareholders of DWS Tax-Exempt Fund approve the merger of their Fund into CAT TEP, the Board of DWS Tax-Exempt Fund considered, among others, the following factors:

•	That the investment objective, policies, restrictions and strategies of DWS Tax-Exempt Fund are similar to the investment objective, policies, restrictions and strategies of CAT TEP;

•	That shareholders of DWS Tax-Exempt Fund are expected to benefit from a lower total fund operating expense ratio;

•	That Deutsche Investment Management Americas Inc. (“DeIM”), the investment adviser to CAT TEP, has agreed to cap the total operating expense ratios of DWS Tax-Exempt Money Fund shares of the combined Fund for at least three years following the merger at a level equal to the current expense cap of shares of DWS Tax-Exempt Fund; and

•	That DeAM agreed to pay all costs associated with the mergers.

In determining whether to recommend that shareholders of CRF Tax Free Fund, TFI and DWS Tax-Free Fund approve the merger of their respective Funds, the Board of each Fund considered, among others, the following factors:

•	The fees and expense ratios of CRF Tax Free Fund, TFI and DWS Tax-Free Fund and CAT TEP, including comparisons between the expenses of CRF Tax Free Fund, TFI and DWS Tax-Free Fund and the estimated operating expense ratio of the combined Fund, and between the estimated operating expense ratio of the combined Fund and other money market funds with similar investment objectives, and in particular noted that the combined Fund’s total operating expense ratio was anticipated to be [equal to or] lower than CRF Tax Free Fund’s, TFI’s and DWS Tax-Free Fund’s current expense ratio, respectively;

•	That the merger would not result in the dilution of shareholder interests and that the terms and conditions were fair and reasonable and consistent with industry practice;

•	The compatibility of CRF Tax Free Fund’s, TFI’s and DWS Tax-Free Fund’s and CAT TEP’s investment objectives, policies, restrictions and portfolios and that the merger would permit the shareholders of CRF Tax Free Fund, TFI and DWS Tax-Free Fund to pursue similar investment goals in a significantly larger fund;

•	The tax consequences of the merger on CRF Tax Free Fund, TFI and DWS Tax-Free Fund and their shareholders, as well as historical and pro forma attributes of CRF Tax Free Fund, TFI and DWS Tax-Free Fund. The Board considered the possibility of a negative impact of the merger on the shareholders of CRF Tax Free Fund, TFI and DWS Tax-Free Fund and determined that any such impact was likely to be outweighed by the benefits of the merger to the shareholders, including those summarized above; and

•	That DeIM has agreed to cap the total operating expense ratios of Tax-Free Investment Class shares, DWS Tax-Exempt Cash Institutional shares and DWS Tax-Free Money Fund Class shares of the combined fund at levels [equal to] or lower than the current total expense ratios of the corresponding share class of CRF Tax Free Fund, TFI and DWS Tax-Free Fund for at least three years following the merger.

If approved by shareholders, the Board expects that the merger of your Fund will take effect during the [fourth] calendar quarter of 2006.

Included in this booklet is information about the upcoming joint special shareholders’ meeting:

•	A Notice of a Joint Special Meeting of Shareholders, which summarizes the matter for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information on CAT TEP and the specific proposals being considered at the joint special shareholders’ meeting and why the proposals are being made.

Although we would like very much to have each shareholder attend the meeting, we realize this may not be possible. Whether or not you plan to be present, we need your vote. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card, vote by telephone or record your voting instructions on the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your proxy card. You may receive more than one proxy card. If so, please vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don’t. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give to this important matter. If you have questions about the proposal, please call Computershare Fund Services, Inc., your fund’s proxy solicitor, at (866) 774-4940 or contact your financial advisor. Thank you for your continued support of DWS Scudder Investments.

Sincerely yours,

Michael Clark

President

Cash Reserve Fund, Inc.

DWS Advisor Funds

DWS Tax-Free Money Fund

DWS Money Funds

TAX-FREE SERIES

CASH RESERVE FUND, INC.

TAX FREE MONEY FUND INVESTMENT

DWS ADVISOR FUNDS

DWS TAX-FREE MONEY FUND

DWS TAX-EXEMPT MONEY FUND

DWS MONEY FUNDS

NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS

This is the formal agenda for your Fund’s special shareholder meeting. It tells you what matter will be voted on and the time and place of the special meeting, in the event you choose to attend in person.

To the Shareholders of the Tax-Free Series of Cash Reserve Fund, Inc. (“CRF Tax Free Fund”), the Tax Free Money Fund Investment series of DWS Advisor Funds (“TFI”), DWS Tax-Free Money Fund (“DWS Tax-Free Fund”) and the DWS Tax-Exempt Money Fund series of DWS Money Funds (“DWS Tax-Exempt Fund”):

A Joint Special Meeting of Shareholders of CRF Tax Free Fund, TFI, DWS Tax-Free Fund and DWS Tax-Exempt Fund will be held October 12, 2006 at [9:00 a.m.] Eastern time, at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, 27th Floor, New York, New York 10154 (the “Meeting”), to consider the following (the “Proposals”):

Proposal for CRF Tax Free Fund:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of CRF Tax Free Fund to the Tax-Exempt Portfolio series of Cash Account Trust (“CAT TEP”), in exchange for shares of CAT TEP and the assumption by CAT TEP of all liabilities of CRF Tax Free Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of CRF Tax Free Fund in complete liquidation and termination of CRF Tax Free Fund.

Proposal for TFI:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of TFI to the Tax-Exempt Portfolio series of Cash Account Trust (“CAT TEP”), in exchange for shares of CAT TEP and the assumption by CAT TEP of all liabilities of TFI, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of TFI in complete liquidation and termination of TFI.

Proposal for DWS Tax-Free Fund:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of DWS Tax-Free Fund to the Tax-Exempt Portfolio series of Cash Account Trust (“CAT TEP”), in exchange for shares of CAT TEP and the assumption by CAT TEP of all liabilities of DWS Tax-Free Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of DWS Tax-Free Fund in complete liquidation and termination of DWS Tax-Free Fund.

Proposal for DWS Tax-Exempt Fund:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of DWS Tax-Exempt Fund to the Tax-Exempt Portfolio series of Cash Account Trust (“CAT TEP”), in exchange for shares of CAT TEP and the assumption by CAT TEP of all liabilities of DWS Tax-Exempt Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of DWS Tax-Exempt Fund in complete liquidation and termination of DWS Tax-Exempt Fund.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares at the close of business on August 3, 2006 for CRF Tax Free Fund, TFI and DWS Tax-Free Fund and August 14, 2006 for DWS Tax-Exempt Fund are entitled to vote with respect to the Proposal for their Fund at the Meeting and at any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve the merger of your Fund is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to your Fund in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable. Any adjournment or postponement will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. For DWS Tax-Free Fund, the Board of Trustees may postpone the Meeting of shareholders prior to the Meeting with notice to the shareholders entitled to vote at the Meeting.

By order of the Board

John Millette

Secretary

[mailing date], 2006

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD(S) IN THE POSTAGE-PAID ENVELOPE PROVIDED OR TO RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts:
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION

FOR SHAREHOLDERS OF

CASH RESERVE FUND, INC.—TAX-FREE SERIES,

DWS ADVISOR FUNDS—TAX FREE MONEY FUND INVESTMENT,

DWS TAX-FREE MONEY FUND AND

DWS MONEY FUNDS—DWS TAX-EXEMPT MONEY FUND

This document contains a combined Prospectus/Proxy Statement and a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on an important issue relating to your fund. If you complete and sign the proxy card (or tell us how you want to vote by voting by telephone or through the Internet), we’ll vote it exactly as you tell us. If you simply sign the proxy card, we’ll vote it in accordance with the Board’s recommendation on the proposal applicable to your Fund.

We urge you to review the Prospectus/Proxy Statement carefully, and either fill out your proxy card and return it to us by mail, vote by telephone or record your voting instructions through the Internet. You may receive more than one proxy card since several shareholder meetings are being held as part of the broader restructuring program of the DWS fund family. If so, please vote each one. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

We want to know how you would like to vote and welcome your comments. Please take a few minutes to read these materials and return your proxy card to us. If you have any questions, please call Computershare Fund Services, Inc., your fund’s proxy solicitor, at the special toll-free number we have set up for you (866-774-4940) or contact your financial advisor.

PROSPECTUS/PROXY STATEMENT

[effective date], 2006

Acquisition of the assets of:	By and in exchange for shares of: Tax-Exempt Portfolio a series of Cash Account Trust
Tax-Free Series a series of Cash Reserve Fund, Inc.
300 Lombard Street
Baltimore, MD 21202
(410) 895-5000
Acquisition of the assets of:
Tax Free Money Fund Investment a series of DWS Advisor Funds
345 Park Avenue New York, NY 10154
(212) 454-7190	222 S. Riverside Plaza Chicago, IL 60606 (312) 537-7000
Acquisition of the assets of:
DWS Tax-Free Money Fund
Two International Place
Boston, MA 02110
(617) 295-1500
Acquisition of the assets of:
DWS Tax-Exempt Money Fund a series of DWS Money Funds
222 S. Riverside Plaza
Chicago, IL 60606
(312) 537-7000

This Prospectus/Proxy Statement is being furnished in connection with the proposed merger of (a) the Tax-Free Series of Cash Reserve Fund, Inc. (“CRF Tax Free Fund”) into the Tax-Exempt Portfolio series of Cash Account Trust (“CAT TEP”), (b) the Tax Free Money Fund Investment series of DWS Advisor Funds (“TFI”) into CAT TEP, (c) DWS Tax-Free Money Fund (“DWS Tax-Free Fund”) into CAT TEP, and (d) the DWS Tax-Exempt Money Fund series of DWS Money Funds (“DWS Tax-Exempt Fund”) into CAT TEP. CAT TEP, CRF Tax Free Fund, TFI, DWS Tax-Free Fund and DWS Tax-Exempt Fund are referred to herein collectively as the “Funds,” and each is referred to herein individually as a “Fund.” CRF Tax Free Fund, TFI, DWS Tax-Free Fund and DWS Tax-Exempt Fund are also referred to herein collectively as the “Acquired Funds,” and each is referred to herein individually as an “Acquired Fund.”

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The Board of Trustees/Directors (each a “Board” and collectively, the “Boards,” and each Director or Trustee, a “Board Member” and collectively, the “Board Members”) of each Acquired Fund are recommending that shareholders approve the transactions contemplated by the Agreements and Plans of Reorganization (as described below in Part IV and the form of which is attached hereto as Exhibit A), which we refer to as the merger of your Fund into CAT TEP.

As a result of the mergers, each shareholder of the Acquired Funds will receive shares of CAT TEP equal in number to such shareholder’s Acquired Fund shares as of the Valuation Time (as defined below on page     ). Shareholders of each Acquired Fund will vote separately on the merger of their Fund into CAT TEP, with each merger being separate and distinct from the others. No merger is contingent upon the completion of the merger of any other Fund into CAT TEP.

CAT TEP is comprised of nine classes of shares, including three new share classes, Tax-Free Investment Class shares, DWS Tax-Free Money Fund Class S shares and DWS Tax-Exempt Money Fund shares, which were created to facilitate the mergers. Shareholders of the Acquired Funds will hold shares with a net asset value of $1.00 per share of the following classes of CAT TEP after the mergers:

Acquired Fund/Class	CAT TEP Class

CRF Tax Free Fund—Cash Reserve Tax-Free Shares	Tax-Free Investment Class

CRF Tax Free Fund—Cash Reserve Tax-Free Institutional Shares	DWS Tax-Exempt Cash Institutional Shares

TFI	Tax-Free Investment Class

DWS Tax-Free Fund—Class S shares(1)	DWS Tax-Free Money Fund Class S

DWS Tax-Exempt Fund	DWS Tax-Exempt Money Fund

(1)	Prior to the date of this Prospectus/Proxy Statement, Class AARP of DWS Tax-Free Fund was consolidated with Class S. If you previously held Class AARP shares, you now own Class S shares.

Proposal
Fund	Approval of Proposed Merger of CRF Tax Free Fund into CAT TEP	Approval of Proposed Merger of TFI into CAT TEP	Approval of Proposed Merger of DWS Tax-Free Fund into CAT TEP	Approval of Proposed Merger of DWS Tax-Exempt Fund into CAT TEP
CRF Tax Free Fund	✓
TFI		✓
DWS Tax-Free Fund			✓
DWS Tax-Exempt Fund				✓

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This Prospectus/Proxy Statement, along with the Notice of Joint Special Meeting and the proxy card, is being mailed on or about [            ], 2006. It explains concisely what you should know before voting on the matters described herein or investing in CAT TEP, a diversified series of Cash Account Trust, an open-end management investment company. Please read it carefully and keep it for future reference.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The following documents have been filed with SEC and are incorporated into this Prospectus/Proxy Statement by reference:

(i)	the prospectuses of CAT TEP dated [August 1], 2006, as supplemented from time to time, for DWS Tax-Exempt Money Fund shares, DWS Tax-Free Money Fund Class S shares, Tax-Free Investment Class shares and DWS Tax-Exempt Cash Institutional shares (each a “CAT TEP Prospectus”), copies of which are included with this Prospectus/Proxy Statement;

(ii)	the prospectuses of CRF Tax Free Fund dated [August 1], 2006, as supplemented from time to time, for Cash Reserve Tax-Free Shares and Cash Reserve Tax-Free Institutional Shares;

(iii)	the prospectus of TFI dated May 1, 2006, as supplemented from time to time;

(iv)	the prospectus of DWS Tax-Free Fund dated October 1, 2005, as supplemented from time to time, for Class S shares;

(v)	the prospectus of DWS Tax-Exempt Fund dated December 1, 2005, as supplemented from time to time;

(vi)	the statement of additional information of CRF Tax Free Fund dated [August 1], 2006, as supplemented from time to time, for Cash Reserve Tax-Free Shares and Cash Reserve Tax-Free Institutional Shares;

(vii)	the statement of additional information of TFI dated May 1, 2006, as supplemented from time to time;

(viii)	the statement of additional information of DWS Tax-Free Fund dated October 1, 2005, as supplemented from time to time, for Class S shares;

(ix)	the statement of additional information of DWS Tax-Exempt Fund dated December 1, 2005, as supplemented from time to time;

(x)	the statement of additional information relating to the proposed mergers, dated [ ], 2006 (the “Merger SAI”); and

(xi)	the audited financial statements and related report of the Independent Registered Public Accounting Firm for CRF Tax Free Fund contained in the Annual Report for the fiscal year ended March 31, 2006;

(xii)	the audited financial statements and related report of the Independent Registered Public Accounting Firm for TFI contained in the Annual Report for the fiscal year ended December 31, 2005;

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(xiii)	the audited financial statements and related report of the Independent Registered Public Accounting Firm for DWS Tax-Free Fund contained in the Annual Report for the fiscal year ended May 31, 2006; and

(xiv)	the audited financial statements and related report of the Independent Registered Public Accounting Firm for DWS Tax-Exempt Fund contained in the Annual Report for the fiscal year ended July 31, 2005, and the unaudited financial statements contained in the Semi-annual Report for the six-month period ended January 31, 2006.

The financial highlights for CAT TEP’s DWS Tax-Exempt Cash Institutional shares contained in the Annual Report for the period ended April 30, 2006 are attached to this Prospectus/Proxy Statement. See Exhibit B. There is no financial information available for the three classes of CAT TEP created to facilitate the mergers as of the date of this Prospectus/Proxy Statement. Such classes will commence operation as of the effective date of the mergers.

Shareholders may obtain free copies of the foregoing documents for a Fund, request other information about a Fund, or make shareholder inquiries, by contacting their financial advisor or by calling the corresponding Fund at 1-800-621-1048 (for DWS Tax-Exempt Money Fund shares), 1-800-730-1313 (for Cash Reserve Tax-Free Shares, Cash Reserve Tax-Free Institutional Shares, Tax-Free Investment Class shares and Tax Free Money Fund Investment shares), 1-800-728-3337 (for Class S shares) or 1-800-537-3177 (for DWS Tax-Exempt Cash Institutional Shares).

Like shares of your Fund, shares of CAT TEP are not bank deposits or obligations of, or guaranteed or endorsed by, any Financial Institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency, and involve risk, including the possible loss of the principal amount invested. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

This document is designed to give you the information you need to vote on the merger of your Fund. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact Computershare Fund Services, Inc., your Fund’s proxy solicitor, at (866) 774-4940, or contact your financial advisor.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports and other information with the SEC. You may review and copy information about the Funds, including each Fund’s prospectus(es) and statement(s) of additional information, at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may call the SEC at 1-800-SEC-0330 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

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I. SYNOPSIS

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed merger of your Fund.

1.	What is being proposed?

The Board Members of each Acquired Fund are recommending that shareholders approve the transactions contemplated by the Agreements and Plans of Reorganization (as described below in Part IV and the form of which is attached hereto as Exhibit A), which we refer to as the merger of your Fund into CAT TEP.

If the merger is approved by shareholders of an Acquired Fund, all of the assets of the Acquired Fund will be transferred to CAT TEP solely in exchange for the issuance and delivery to the Acquired Fund of the class or classes of shares of CAT TEP identified in the Agreement and Plan of Reorganization (“Merger Shares”) equal in number to the outstanding shares of the Acquired Fund and for the assumption by CAT TEP of all liabilities of the Acquired Fund. Immediately following the transfer, the Merger Shares received by the Acquired Funds will be distributed pro rata, on a tax-free basis for federal income tax purposes, to shareholders of record.

2.	What will happen to my shares as a result of the merger?

CAT TEP is comprised of nine classes of shares, including three new share classes, Tax-Free Investment Class shares, DWS Tax-Free Money Fund Class S shares and DWS Tax-Exempt Money Fund shares, which were created to facilitate the mergers. Shareholders of the Acquired Funds will hold shares with a net asset value of $1.00 per share of the following classes of CAT TEP after the mergers:

Acquired Fund/Class	CAT TEP Class

CRF Tax Free Fund—Cash Reserve Tax-Free Shares (“CRF Tax-Free Shares”)	Tax-Free Investment Class (“CAT Investment Class”)

CRF Tax Free Fund—Cash Reserve Tax-Free Institutional Shares (“CRF Institutional Shares”)	DWS Tax-Exempt Cash Institutional Shares (“CAT Institutional Shares”)

TFI	CAT Investment Class

DWS Tax-Free Fund—Class S (“DWS Class S”)(1)	DWS Tax-Free Money Fund Class S (“CAT Class S”)

DWS Tax-Exempt Fund	DWS Tax-Exempt Money Fund (“CAT Tax-Exempt Money”)

(1)	Prior to the date of this Prospectus/Proxy Statement, Class AARP of DWS Tax-Free Fund was consolidated with Class S. If you previously held Class AARP shares, you now own Class S shares.

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3.	Why is the merger being proposed and why have the Board Members of my Fund recommended that I approve the merger?

The proposed mergers are part of a program initiated by Deutsche Asset Management (or “DeAM” as defined below on p. [18]) to reorganize and restructure the money market funds in the DWS family of funds. The program is designed to enable DeAM to: (1) eliminate redundancies within the DWS money market funds by reorganizing and combining certain funds; and (2) focus its investment resources on a core set of money market funds that best meet investor needs.

DeAM believes that the mergers offer shareholders:

•	A similar investment opportunity in a larger fund with the opportunity to achieve greater economies of scale and a lower expense ratio; and

•	A portfolio with the possibility of higher yields generated through more efficient execution and greater stability of assets.

In determining whether to recommend that shareholders of DWS Tax-Exempt Fund approve the merger of their Fund into CAT TEP, the Board Members of DWS Tax-Exempt Fund considered, among others, the following factors:

•	That the investment objective, policies, restrictions and strategies of DWS Tax-Exempt Fund are similar to the investment objective, policies, restrictions and strategies of CAT TEP;

•	That shareholders of DWS Tax-Exempt Fund are expected to benefit from a lower total fund operating expense ratio;

•	That Deutsche Investment Management Americas Inc. (“DeIM”), the investment adviser to CAT TEP, has agreed to cap the total operating expense ratios of CAT Tax-Exempt Money shares of the combined Fund for at least three years following the merger at a level equal to the current expense cap of shares of DWS Tax-Exempt Fund; and

•	That DeAM agreed to pay all costs associated with the mergers.

In determining whether to recommend that shareholders of CRF Tax Free Fund, TFI and DWS Tax-Free Fund approve the merger of their respective Funds, the Board Members of each Fund considered, among others, the following factors:

•	The fees and expense ratios of CRF Tax Free Fund, TFI and DWS Tax-Free Fund and CAT TEP, including comparisons between the expenses of CRF Tax Free Fund, TFI and DWS Tax-Free Fund and the estimated operating expense ratio of the combined Fund, and between the estimated operating expense ratio of the combined Fund and other money market funds with similar investment objectives, and in particular noted that the combined Fund’s total operating expense ratio was anticipated to be [equal to or] lower than CRF Tax Free Fund’s, TFI’s and DWS Tax-Free Fund’s current expense ratio, respectively;

•	That the merger would not result in the dilution of shareholder interests and that the terms and conditions were fair and reasonable and consistent with industry practice;

•	The compatibility of CRF Tax Free Fund’s, TFI’s and DWS Tax-Free Fund’s and CAT TEP’s investment objectives, policies, restrictions and portfolios and that the merger would permit the shareholders of CRF Tax Free Fund, TFI and DWS Tax-Free Fund to pursue similar investment goals in a significantly larger fund;

6

•	The tax consequences of the merger on CRF Tax Free Fund, TFI and DWS Tax-Free Fund and their shareholders, as well as historical and pro forma attributes of CRF Tax Free Fund, TFI and DWS Tax-Free Fund. The Board Members considered the possibility of a negative impact of the merger on the shareholders of CRF Tax Free Fund, TFI and DWS Tax-Free Fund and determined that any such impact was likely to be outweighed by the benefits of the merger to the shareholders, including those summarized above; and

•	That DeIM has agreed to cap the total operating expense ratios of CAT Investment Class shares, CAT Institutional Shares and CAT Class S shares of the combined fund at levels [equal to] or lower than the current total expense ratios of the corresponding share class of CRF Tax Free Fund, TFI and DWS Tax-Free Fund for at least three years following the merger.

The Board Members of your Fund concluded with respect to the proposed merger of your Fund into CAT TEP that: (1) the merger is in the best interests of the Fund, and (2) the interests of the existing shareholders of the Fund will not be diluted as a result of the merger. Accordingly, the Board Members of your Fund [unanimously] recommend that shareholders approve the Agreement and Plan of Reorganization (as defined below) and the merger as contemplated thereby.

4.	How do the investment goals, policies and restrictions of the Funds compare?

The investment objective, policies and restrictions for each Fund are substantially similar. CRF Tax Free Fund and TFI seek a high level of tax-exempt current income consistent with liquidity and the preservation of capital. DWS Tax-Free Fund seeks to provide income exempt from regular federal income tax and stability of principal through investments in municipal securities. DWS Tax-Exempt Fund seeks to provide maximum current income that is exempt from federal income taxes to the extent consistent with stability of principal. CAT TEP seeks to provide maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. Each Fund seeks to maintain a stable net asset value of $1.00 per share pursuant to Rule 2a-7. Each Fund pursues its objective by investing at least 80% of net assets in municipal securities, the income from which is free from federal income tax [and from alternative minimum tax (AMT).]

As of April 30, 2006, the weighted average maturity for CRF Tax Free Fund, TFI, DWS Tax-Free Fund, DWS Tax-Exempt Fund and CAT TEP was      days,      days,      days,      days and      days, respectively.

A complete list of each Fund’s portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a Fund files its Form N-CSR or N-Q with the SEC for the period that includes the date as of which the posted information is current. In addition, each Fund’s top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Each Fund’s statement of additional information includes a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings.

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5.	How do the management fees and expense ratios of the Funds compare, and what are they estimated to be following the mergers?

The following table compares the annual management fee schedules of the Funds.

CRF Tax Free Fund		TFI		DWS Tax-Free Fund		DWS Tax-Exempt Fund		CAT TEP (Pre- and Post- Merger)
Average Daily Net Assets	Management Fee(1)	Average Daily Net Assets	Management Fee(2)	Average Daily Net Assets	Management Fee(3)	Combined Average Daily Net Assets of DWS Money Funds(4)	Management Fee	Combined Average Daily Net Assets of Cash Account Trust(5)	Management Fee
First $500 million	0.215%	All	0.25%	First $500 million	0.415%	First $215 million	0.500%	First $500 million	0.220%
Next $500 million	0.175%			Amount over $500 million	0.395%	Next $335 million	0.375%	Next $500 million	0.200%
Next $500 million	0.165%					Next $250 million	0.300%	Next $1 billion	0.175%
Next $1 billion	0.155%					Next $800 million	0.250%	Next $1 billion	0.160%
Next $1 billion	0.145%					Next $800 million	0.240%	Amount over $3 billion	0.150%
Amount over $3.5 billion	0.135%					Next $800 million	0.230%
						Amount over $3.2 billion	0.220%

(1)	[Reflects the new management fee approved by shareholders on May 5, 2006. CRF Tax Free Fund also pays a fee of 0.03% on all assets of the Fund and a flat administrative service fee of 0.10% of the Fund’s average daily net assets.]
(2)	[Includes a flat administrative service fee of 0.10% of the Fund’s average daily net assets.]
(3)	Prior to June 1, 2006, the management agreement for DWS Tax-Free Fund contemplated the provision by DeIM of both investment advisory and administrative services, and the management fee payable by DWS Tax-Free Fund compensated DeIM for both types services. Effective June 1, 2006, DWS Tax-Free Fund’s management agreement was separated into two separate agreements with two separate fees — an amended and restated agreement for investment advisory services and a new agreement for administrative services. DWS Tax-Free Fund pays a flat fee of 0.10% of the Fund’s average daily net assets for administrative and accounting services pursuant the Administrative Services Agreement.
(4)	The management fee for each series of DWS Money Funds, including DWS Tax-Exempt Fund, is computed based on the combined average daily net assets of all series of DWS Money Funds and allocated to such series based upon the relative net assets of each series.
(5)	The management fee for each series of Cash Account Trust, including CAT TEP, is computed based on the combined average daily net assets of all series of Cash Account Trust and allocated to such series based upon the relative net assets of each series.

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The following table summarizes the expenses that each Fund incurred during the year ended January 31, 2006 and the pro forma estimated annual expense ratios of the Merger Shares of CAT TEP assuming consummation of the mergers as of January 31, 2006. The Funds are no-load funds, meaning no sales charges or other shareholder fees are paid directly from your investment. However, the Funds do have annual operating expenses, and as a shareholder you pay them indirectly. See the Annual Fund Operating Expenses table below for more information on these expenses.

The table is provided to help you understand your share of the operating expenses that your Fund incurs and that DeAM expects the combined fund to incur in the first year following the mergers. As shown below, the mergers are expected to result in a lower management fee ratio and the same or lower total expense ratio for shareholders of each Acquired Fund. However, there can be no assurance that the merger of your Fund will result in expense savings.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

	Management Fee	Distribution/ Service (12b-1) Fee	Other Expenses(1)	Total Annual Fund Operating Expenses	Less Expense Waiver/ Reimburse- ments	Net Annual Fund Operating Expenses
CRF Tax Free Fund
CRF Tax-Free Shares	—	—	—	—	—	—
CRF Institutional Shares	—	—	—	—	—	—
TFI	—	—	—	—	—	—
DWS Tax-Free Fund
DWS Class S	—	—	—	—	—	—
DWS Tax-Exempt Fund	—	—	—	—	—	—
CAT TEP
CAT Investment Class(4)	—	—	—	—	—	—
CAT Class S(4)	—	—	—	—	—	—
CAT Tax-Exempt Money(4)	—	—	—	—	—	—
CAT Institutional Shares(4)	—	—	—	—	—	—
CAT TEP (Pro forma combined)
CAT Investment Class(4)	—	—	—	—	—	—
CAT Class S(4)	—	—	—	—	—	—
CAT Tax-Exempt Money(4)	—	—	—	—	—	—
CAT Institutional Shares(4)	—	—	—	—	—	—

(1)
(2)
(3)
(4)
(5)

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Examples

The following examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the costs of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year, that a Fund’s operating expenses remain the same. The examples are hypothetical; your actual costs and returns may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
CRF Tax Free Fund
CRF Tax-Free Shares	$	$	$	$
CRF Institutional Shares	$	$	$	$
TFI	$	$	$	$
DWS Tax-Free Fund
DWS Class S	$	$	$	$
DWS Tax-Exempt Fund	$	$	$	$
CAT TEP
CAT Investment Class	$	$	$	$
CAT Class S	$	$	$	$
CAT Tax-Exempt Money	$	$	$	$
CAT Institutional Shares	$	$	$	$
CAT TEP (Pro forma combined)
CAT Investment Class	$	$	$	$
CAT Class S	$	$	$	$
CAT Tax-Exempt Money	$	$	$	$
CAT Institutional Shares	$	$	$	$

(1)	[Includes one year of capped expenses in the “1 Year” period and three years of capped expenses in the “3 Years,” “5 Years,” and “10 Years” periods.]

6.	What are the federal income tax consequences of the proposed merger?

For federal income tax purposes, no gain or loss is expected to be recognized by an Acquired Fund or its shareholders as a direct result of the merger into CAT TEP. For a discussion of taxes that you may incur indirectly as a result of the merger of your Fund (e.g., due to differences in net investment income), please see “Information about the Proposed Mergers—Federal Income Tax Consequences” below.

7.	Are the dividend policies of the Funds the same?

Each Fund declares dividends representing substantially all net income daily and pays distributions monthly. The cutoff time for wire transfer purchases to receive that day’s dividend is 3:00 p.m. Eastern time for CAT TEP. CRF Tax Free Fund, TFI, DWS Tax-Free Fund and DWS Tax-Exempt Fund have a 12:00 p.m. cutoff time to receive same day dividends. The cut-off time for CAT TEP will apply following the mergers.

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8.	Do the procedures for purchasing, redeeming and exchanging shares of the Funds differ?

No. The procedures for purchasing and redeeming shares of a particular class of each Fund, and for exchanging shares, if applicable, of a particular class of each Fund for shares of other DWS funds, are substantially similar.

Orders received by the Funds are effected only on days when the New York Stock Exchange (“NYSE”) is open for trading. Purchases and redemptions of shares of each Fund are made at the Fund’s net asset value (“NAV”) per share. CRF Tax Free Fund and TFI calculate their share price once every business day at 12 p.m. Eastern time. DWS Tax-Free Fund and DWS Tax-Exempt Fund calculate their share price two times every business day, at 12 p.m. Eastern time and as of the close of regular trading on the NYSE (typically 4 p.m. Eastern time). CAT TEP calculates its share price three times every business day, first at 12 p.m. Eastern time, then at 3 p.m. Eastern time and again at 4 p.m. Eastern time. You can place an order to buy or sell shares at any time. The NAV of each Fund is calculated by dividing the value of total assets of the Fund, minus all liabilities, by the total number of the outstanding shares. Each Fund seeks to maintain a stable $1.00 share price. The NAV calculation times for CAT TEP will apply following the mergers.

For more information on each Fund’s purchase, redemption and exchange policies, see the Fund’s applicable prospectus(es).

9.	How will I be notified of the outcome of the merger of my Fund?

If the proposed merger involving your Fund is approved by shareholders, you will receive confirmation after the merger is completed, indicating your new account number and the number of shares you are receiving, which will be equal to the number of shares you own. Otherwise, you will be notified in the next shareholder report of your Fund.

10.	Will the number of shares I own change?

No. You will receive shares equal in number to the shares owned as of the merger date.

11.	What percentage of shareholders’ votes is required to approve each merger?

For DWS Tax-Exempt Fund, approval of the merger will require the affirmative vote of shareholders of DWS Tax-Exempt Fund entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the Meeting.

For DWS Tax-Free Fund, TFI and CRF Tax Free Fund, approval of the merger for each Fund will require the affirmative vote of the holders of a majority of the outstanding voting securities of that Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, a majority of the outstanding voting securities of a fund is defined as the affirmative vote of the lesser of (1) 67% of the voting securities of a fund present at a meeting if more than 50% of the outstanding shares of the fund are present in person or by proxy or (2) more than 50% of the outstanding shares of a fund (a “1940 Act Majority”).

The Board Members of your Fund believe that the proposed merger of your Fund is in the best interests of the Fund. Accordingly, the Board Members [unanimously] recommend that shareholders vote FOR approval of the proposed merger of their Fund.

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II. INVESTMENT STRATEGIES AND RISK FACTORS

What are the main investment strategies and related risks of CAT TEP, and how do they compare with those of my Fund?

Investment Strategies.    The investment objective, policies and restrictions of your Fund and CAT TEP are substantially similar. CRF Tax Free Fund seeks a high level of tax-exempt current income consistent with liquidity and the preservation of capital. TFI seeks a high level of current income exempt from federal income tax consistent with liquidity and the preservation of capital. DWS Tax-Free Fund seeks to provide income exempt from regular federal income tax and stability of principal through investments in municipal securities. DWS Tax-Exempt Fund seeks to provide maximum current income that is exempt from federal income taxes to the extent consistent with stability of principal. CAT TEP seek to provide maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. Each Fund seeks to maintain a stable net asset value of $1.00 per share pursuant to Rule 2a-7.

Each Fund pursues its goal by investing at least 80% of net assets in municipal securities, the income from which is free from regular federal income tax and [from alternative minimum tax (AMT).]

While the Funds’ advisor gives priority to earning income and maintaining the value of each Fund’s principal at $1.00 per share, all money market instruments can change in value when interest rates change or an issuer’s creditworthiness changes.

Each Fund may invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates). Each Fund maintains a dollar-weighted average maturity of 90 days or less. Each Fund’s securities are denominated in U.S. dollars. CRF Tax Free Fund, TFI, DWS Tax-Free Fund and DWS Tax-Exempt Fund’s securities have remaining maturities of 397 days (about 13 months) or less at the time of purchase while CAT TEP’s securities have remaining maturities of 12 months or less at the time of purchase. Each Fund also may invest in securities that have features that reduce their maturities to 397 days or less or 12 months or less, respectively, at the time of purchase. Each Fund is managed in accordance with Rule 2a-7 under the 1940 Act.

The principal investments of each Fund, except CRF Tax Free Fund include: (1) general obligation notes and bonds; (2) revenue notes and bonds; (3) tax-exempt commercial paper; (3) short-term municipal notes; (4) municipal obligations backed by letters of credit, general bank guarantees or municipal bond insurance; (5) floating rate bonds; (6) private activity bonds; and (7) municipal trust receipts. CRF Tax Free Fund’s principal investments include: (1) municipal notes and short-term municipal bonds; (2) variable rate demand notes; (3) Tax-exempt commercial paper; and (4) municipal trust receipts.

Each Acquired Fund may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations. CAT TEP has adopted a nonfundamental policy that it will not purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

Working in consultation with a credit team, the portfolio managers screen potential securities and develop a list of those that the Funds may buy. The managers, looking for

12

attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust each Fund’s exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

DeAM believes that CAT TEP should provide a comparable investment opportunity for shareholders of each Acquired Fund.

For a more detailed description of the investment techniques used by each Fund, please see the applicable Fund’s prospectus(es) and SAI(s).

Primary Risks.    As with any investment, you may lose money by investing in CAT TEP. There are several risk factors summarized below that could reduce the yield from CAT TEP or make it perform less well than other investments. The risks of an investment in CAT TEP are the same as the risks of an investment in your current Fund. More detailed descriptions of the risks associated with an investment in CAT TEP can be found in the current prospectuses and statements of additional information of CAT TEP.

Interest Rate Risk.    Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, CAT TEP limits the dollar-weighted average maturity of the securities held by the Fund to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities may vary as interest rates decrease or increase.

Credit Risk.    A money market instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt. The lower the credit rating, the greater the risk that the security’s issuer will default, or fail to meet its payment obligations. For example, industrial development bonds are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, CAT TEP only buys high quality securities with minimal credit risk. Also, the Fund primarily buys securities with remaining maturities of 12 months or less. This reduces the risk that the issuer’s creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation.

Market Risk.    Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions. In addition, the municipal securities market is narrower, less liquid and has fewer investors than the taxable market.

Security Selection Risk.    While CAT TEP invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the Fund invests will not perform as expected. This could cause the Fund’s returns to lag behind those of similar money market funds.

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Municipal Trust Receipts Risk.    CAT TEP’s investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Fund.

Special Tax Features.    Political or legal actions could change the tax-exempt status of CAT TEP’s dividend. Also, to the extent that the Fund invests in taxable securities, a portion of its income would be subject to regular federal income taxation.

An investment in CAT TEP is not insured or guaranteed by the FDIC or any other government agency. Although CAT TEP seeks to preserve the value of an investment at $1.00 per share, this share price isn’t guaranteed and you could lose money by investing in CAT TEP.

Performance Information.    The following information provides some indication of the risks of investing in the Funds. The bar charts show year-to-year changes in the performance of CAT Institutional Shares, CRF Tax-Free Shares, TFI shares, DWS Tax-Free Fund Class S shares and DWS Tax-Exempt Fund shares. The table following the charts compares each Fund’s performance. The performance figures shown for CAT TEP are for CAT Institutional Shares. The newly created classes of CAT TEP would be expected to have substantially similar gross annual returns (before the effect of expenses) as CAT Institutional Shares, as the shares will be invested in the same portfolio of securities, and the returns of the classes net of expenses would be expected to differ primarily due to the different expenses of the classes.

Calendar Year Total Returns (%)

CAT TEP—CAT Institutional Shares

Annual Total Returns (%) as of 12/31 each year

2006 total return as of June 30: 1.53%

For the periods included in the bar chart:

Best Quarter: 1.06%, Q4 2000                Worst Quarter: 0.19%, Q3 2003

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CRF Tax Free Fund—CRF Tax-Free Shares

Annual Total Returns (%) as of 12/31 each year

2006 total return as of June 30: 1.28%

For the periods included in the bar chart:

Best Quarter: 0.91%, Q4 2000                Worst Quarter: 0.05%, Q3 2003

TFI

Annual Total Returns (%) as of 12/31 each year

2006 total return as of June 30: 1.25%

For the periods included in the bar chart:

Best Quarter: 0.88%, Q4 2000                Worst Quarter: 0.04%, Q3 2003

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DWS Tax-Free Fund—Class S

Annual Total Returns (%) as of 12/31 each year

2006 total return as of June 30: 1.29%

For the periods included in the bar chart:

Best Quarter: 0.96%, Q4 2000                Worst Quarter: 0.07%, Q3 2003

DWS Tax-Exempt Fund

Annual Total Returns (%) as of 12/31 each year

2006 total return as of June 30: 1.44%

For the periods included in the bar chart:

Best Quarter: 1.02%, Q4 2000                Worst Quarter: 0.13%, Q3 2003

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Average Annual Total Returns

(for periods ended December 31, 2005)

	Past 1 year	Past 5 years	Past 10 years/ Since Inception
CAT TEP
CAT Institutional Shares	2.26%	1.63%	2.07	%(1)

CRF Tax Free Fund
CRF Tax-Free Shares	1.73	1.12	2.06
CRF Institutional Shares	2.12	1.48	2.24	(2)

TFI	1.72	1.07	1.97

DWS Tax-Free Fund
Class S	1.80	1.19	2.12

DWS Tax-Exempt Fund	2.09	1.46	2.43

(1)	Inception date for CAT Institutional Shares was November 17, 1999.
(2)	Inception date for CRF Institutional Shares was June 2, 1997.

As of December 31, 2005, CRF Tax Free Fund’s 7-day yield was 2.64% for CRF Tax-Free Shares and 3.04% for CRF Institutional Shares, TFI’s 7-day yield was 2.64%, DWS Tax-Free Fund’s 7-day yield was 2.73% for Class S shares, DWS Tax-Exempt Fund’s 7-day yield was 3.02% and CAT TEP’s 7-day yield was 3.19% for CAT Institutional Shares. The 7-day yield, which is often referred to as the “current yield,” is the income generated by a fund over a seven-day period. This amount is then annualized, which means that we assume a fund generates the same income every week for a year. The “total return” of a fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of a fund over a given period.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information or to learn the current 7-day yield of the Funds, call your financial advisor or 1-800-621-1048 or visit the Funds’ website at www.dws-scudder.com.

III. OTHER COMPARISONS BETWEEN THE FUNDS

Advisors and Portfolio Managers.    DeIM is the investment advisor for DWS Tax-Free Fund, DWS Tax-Exempt Fund and CAT TEP. Deutsche Asset Management, Inc. (“DeAM, Inc.”) is the investment advisor for TFI. Investment Company Capital Corp. (“ICCC”) is the investment advisor for CRF Tax Free Fund. Under the supervision of the Board of each Fund, DeIM and DeAM, Inc., with headquarters at 345 Park Avenue, New York, New York 10154, and ICCC with headquarters at One South Street, Baltimore, Maryland 21202, make each applicable Fund’s investment decisions, buy and sell securities for the Fund and conduct research that leads to these purchase and sale decisions. DeIM, DeAM, Inc. and ICCC are also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. DeIM,

17

DeAM, Inc. and ICCC are each an indirect wholly-owned subsidiary of Deutsche Bank AG and part of DeAM. DeAM, or Deutsche Asset Management, is the marketing name in the United States for the asset management activities of, among others, Deutsche Bank AG, DeIM, DeAM Inc., ICCC, Deutsche Bank Trust Company Americas and DWS Trust Company. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

A group of investment professionals is responsible for the day-to-day management of each Fund. These investment professionals have a broad range of experience in managing money market funds.

Distribution and Service Fees.    Pursuant to separate but substantially identical underwriting agreements, DWS Scudder Distributors, Inc. (“DWS-SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the DeIM, DeAM, Inc. and ICCC, is the principal underwriter, distributor and administrator for shares of each Fund and acts as agent of the Funds in the continuous sale of their shares.

CAT TEP has adopted distribution and/or service plan on behalf of CAT Investment Class shares in accordance with Rule 12b-1 under the 1940 Act that is substantially the same as the distribution and/or service plan adopted by CRF Tax Free Fund for CRF Tax-Free Shares. Plans under Rule 12b-1 allow a fund to pay distribution and/or service fees for the sale and distribution of its shares. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of investments.

For its services under a Distribution Agreement with CAT TEP, which is substantially the same as the Distribution Agreement with CRF Tax Free Fund, DWS-SDI will receive a fee from CAT TEP under its Rule 12b-1 plan, payable monthly, at the annual rate of 0.25% of average daily net assets of the Fund attributable to its CAT Investment Class shares. This fee will be accrued daily as an expense of the CAT Investment Class.

In addition to the Rule 12b-1 plan, CAT TEP has adopted a shareholder service plan for CAT Investment Class shares, which is substantially the same as the shareholder service plan adopted by CRF Tax Free Fund for CRF Tax-Free Shares. Under the terms of the shareholder service plan, CAT TEP will pay DWS-SDI an annual service fee of 0.07% of CAT Investment Class’ average daily net assets. DWS-SDI will use the service fee to pay third parties for services for which they are not otherwise being compensated under the Rule 12b-1 plan.

Board Members and Officers.    The Board Members overseeing CAT TEP are different from those who oversee each Acquired Fund, except DWS Tax-Exempt Fund. As more fully described in the statement of additional information for CAT TEP, which is available upon request, the following individuals comprise the Board of Trustees of CAT TEP: Shirley D. Peterson (Chair), John W. Ballantine, Donald L. Dunaway, James R. Edgar, Paul K. Freeman, Robert B. Hoffman, William McClayton and Robert H. Wadsworth. In addition, the officers of CAT TEP are different from those of each Acquired Fund, except DWS Tax-Exempt Fund. The Officers of CAT TEP are Michael Clark, President, Philip J. Collora, Vice President and Assistant Secretary, Paul H.

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Schubert, Chief Financial Officer and Treasurer, John Millette, Secretary, Patricia DeFilippis, Assistant Secretary, Elisa D. Metzger, Assistant Secretary, Caroline Pearson, Assistant Secretary, Scott M. McHugh, Assistant Treasurer, Kathleen Sullivan D’Eramo, Assistant Treasurer, John Robbins, Anti-Money Laundering Compliance Officer and Philip Gallo, Chief Compliance Officer.

Independent Registered Public Accounting Firm.    Ernst & Young LLP serves as independent registered public accounting firm for CAT TEP and DWS Tax-Exempt Fund. PricewaterhouseCoopers LLP serves as independent registered public accounting firm for DWS Tax-Free Fund, CRF Tax Free Fund and TFI.

Charter Documents.    CAT TEP is a series of Cash Account Trust, a Massachusetts business trust governed by Massachusetts law. CRF Tax Free Fund is a series of Cash Reserve Fund, Inc. a Maryland corporation governed by Maryland law. TFI is a series of DWS Advisor Funds, a Massachusetts business trust governed by Massachusetts law. DWS Tax-Free Fund is a Massachusetts business trust governed by Massachusetts law. DWS Tax-Exempt Fund is a series of DWS Money Funds, a Massachusetts business trust governed by Massachusetts law. CAT TEP is governed by an Amended and Restated Agreement and Declaration of Trust dated March 17, 1990, as amended from time to time. CRF Tax Free Fund is governed by Articles of Amendment and Restatement dated June 23, 2006. TFI and DWS Tax-Free Fund are governed by separate Amended and Restated Agreements and Declarations of Trust dated June 27, 2006. DWS Tax-Exempt Fund is governed by an Amended and Restated Agreement and Declaration of Trust dated January 20, 1998, as amended from time to time. Each Fund’s Declaration of Trust or Articles of Amendment and Restatement is referred to herein as a “Charter Document” and collectively as the “Charter Documents.” The Charter Documents are similar but not identical to one another, and therefore shareholders of the Funds may have different rights. Additional information about each Fund’s Charter Document is provided below.

Charter Documents of CAT TEP and DWS Tax-Exempt Fund

Shares.    Under each Fund’s Charter Document, shares of the Fund do not entitle the holder thereof to any conversion, exchange, preemption or appraisal rights. Shares of each Fund do entitle the holder to any dividends or distributions declared by the Board Members of the Fund, and if a Fund were liquidated, shareholders of that Fund would receive a proportionate share of the net assets of the Fund. Each Fund has the right to redeem, at the then current net asset value, the shares of any shareholder whose account does not exceed a minimum balance.

Shareholder Meetings and Voting Rights.    The Charter Document of each Fund does not require that annual meetings of shareholders be held, but meetings of the shareholders shall be called for the purpose of electing Board Members when required by the Charter Document or to comply with the 1940 Act. The Board Members or such other person or persons as may be specified in the By-Laws of each Fund may call a shareholder meeting if requested in writing by the holders of at least 25% (or at least 10%, if the purpose of the meeting is to vote to remove a Trustee) of the outstanding shares entitled to vote at such meeting. Shares of each Fund entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by each Fund or class thereof on matters affecting the Fund or class only,

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as determined by the Board Members, or when the 1940 Act so requires. For example, a change in a fundamental investment policy for a Fund would be voted upon only by shareholders of that Fund, and adoption of a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Any Trustee of the Funds may be removed by vote or written consent of fifty percent (50%) of the votes entitled to be cast on the matter. Trustee vacancies may be filled by a majority of the Board Members then in office through written appointment, unless a shareholder vote is required by the 1940 Act. Shares of both Funds have noncumulative voting rights with respect to the election of Board Members. Each Fund (or any class) may be terminated by a written instrument signed by a majority of its Board Members, or by the affirmative vote of the holders of fifty percent (50%) of the shares of the Fund (or class) outstanding and entitled to vote. Sale, conveyance, or transfer of any assets of the Funds to another trust, partnership, association or corporation organized under the laws of any state of the United States requires the affirmative vote of the shareholders entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter. Quorum for a shareholder meeting of any Fund is the presence in person or by proxy of 30% of the shares entitled to vote.

Shareholder Liability:    Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the acts or obligations of a fund. The Charter Document governing each Fund, however, disclaims shareholder liability in connection with the Fund’s property or the acts and obligations of the Fund. Moreover, each Fund’s Charter Document provides for indemnification out of the property of the Fund for all loss and expense of any shareholder held personally liable by reason of being a shareholder of the Fund, and, provides that the Fund may be covered by insurance that the Board Members consider necessary or appropriate.

Amendment of Charter Document:    The Charter Document of each Fund may be amended at any time by an instrument in writing signed by a majority of the then Board Members when authorized to do so by vote of shareholders holding more than fifty percent (50%) of the shares of each series entitled to vote. Each Charter Document may also be amended by the Board Members without shareholder consent if the purpose of the amendment is to change the name of the Trust or to supply any omission, cure any ambiguity, or cure, correct or supplement any provision which is deficient or inconsistent with the 1940 Act or the requirements of the Internal Revenue Code of 1986, as amended.

Charter Documents of TFI and DWS Tax-Free Fund

Shares:    Under each Fund’s Charter Document, shares of the Fund do not entitle the holder thereof to any conversion, exchange, preemption or appraisal rights. Shares of each Fund do entitle the holder to any dividends or distributions declared by the Board Members of the Fund, and if a Fund were liquidated, shareholders of that Fund would receive a proportionate share of the net assets of the Fund. Each Fund has the right to redeem, at the then current net asset value, the shares of any shareholder whose account does not exceed a minimum balance.

Shareholder Meetings and Voting Rights:    The Charter Document of each Fund does not require that annual meetings of shareholders be held, but meetings of the shareholders may be called for the purpose of acting on any matter for which a vote is required by the Charter Document or the 1940 Act, or any other matter deemed by the

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Board Members to be necessary or desirable. The Charter Document for DWS Tax-Free Fund does not grant shareholders the right to call a shareholder meeting by written request (except that the Trustees shall call a shareholder meeting for the purpose of voting upon the removal of a Trustee when requested in writing to do so by holders of at least ten percent (10%) of the outstanding shares). Shares of each Fund entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by each Fund or class thereof on matters affecting the Fund or class only, as determined by the Board Members, or when the 1940 Act so requires. For example, a change in a fundamental investment policy for a Fund would be voted upon only by shareholders of that Fund, and adoption of a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Any Trustee of the Funds may be removed at any meeting of shareholders by vote of two-thirds of the outstanding shares. Trustee vacancies may be filled by the affirmative vote or consent of a majority of the Board Members then in office, unless a shareholder vote is required by the 1940 Act. Shares of both Funds have noncumulative voting rights with respect to the election of Board Members. Each Fund (or any class) may be terminated by a written instrument signed by a majority of its Board Members, or by the affirmative vote of the holders of a majority of the shares of the Fund (or class) outstanding and entitled to vote. Sale, conveyance, or transfer of any assets of the Funds to another trust, partnership, association or corporation organized under the laws of any state of the United States requires the affirmative vote of a 1940 Act Majority. Quorum for a shareholder meeting of each Fund is the presence in person or by proxy of the shareholders entitled to vote at least 30% of the shares entitled to vote.

Shareholder Liability:    Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the acts or obligations of a fund. The Charter Document governing each Fund, however, disclaims shareholder liability in connection with the Fund’s property or the acts and obligations of the Fund. Moreover, each Fund’s Charter Document provides for indemnification out of the property of the Fund for all loss and expense of any shareholder held personally liable by reason of being a shareholder of the Fund, and, provides that the Fund may be covered by insurance that the Board Members consider necessary or appropriate.

Amendment of Charter Document:    The Board Members of each Fund may amend the Charter Document by a written instrument executed by a majority of the Board Members. Shareholders have the right to vote only on (i) any amendment that would affect their right to vote; (ii) any amendment as may be required by law to be approved by shareholders; and (iii) any amendment submitted to them by the Board Members. Notwithstanding the foregoing, the Board Members may, without any shareholder vote, amend the Charter Document (x) to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or (y) if they deem it necessary or advisable, to conform the Charter Document to the requirements of applicable law, including the 1940 Act or the Internal Revenue Code of 1986, as amended or, (z) with respect to an amendment affecting a series or class, for any reason at any time, if there are no shares of such series or class outstanding at that time. Except as otherwise specifically provided in the Charter Document, any amendment on which shareholders have the right to vote shall require an affirmative vote of the holders of at least sixty-six and two-thirds percent of the shares outstanding and entitled to vote of the Trust unless in any case such action is recommended by the Board Members, in which case the affirmative vote of a majority of the outstanding voting securities of the Trust shall be required, except that an amendment which in the

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determination of the Board Members shall affect the holders of one or more series or classes of shares but not the holders of all outstanding series or classes shall be authorized by vote of such series or classes affected and no vote of shareholders of a series or class not affected shall be required.

Charter Document of CRF Tax Free Fund

Shares:    Under the Fund’s Charter Document, shares of the Fund do not entitle the holder to any preemption or appraisal rights. Subject to the requirements of the 1940 Act, the Board Members have the authority to grant conversion and exchange rights to shareholders of the Fund. Shares of the Fund entitle the holder to any dividends or distributions declared by the Board Members of the Fund, and if the Fund were liquidated, shareholders of the Fund would receive a proportionate share of the net assets of the Fund. The Fund has the right to redeem, at the then current net asset value, the shares of any shareholder whose account does not exceed a minimum balance.

Shareholder Meetings and Voting Rights:    The By-Laws of the Fund do not require that annual meetings of shareholders be held, but special meetings of the shareholders may be called for any purpose by the Board Members or the Chairman or the President. Shares of each Fund entitle their holders to one vote per share; however, a separate vote will be taken by the Fund or class thereof on matters affecting the Fund or class only, as determined by the Board Members, or when the 1940 Act so requires. For example, a change in a fundamental investment policy for the Fund would be voted upon only by shareholders of the Fund, and adoption of a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. [Any Trustee may be removed at any meeting of shareholders by vote of two-thirds of the outstanding shares.] Trustee vacancies created by an increase in the number of Board Members by the Board may be filled by the Board Members, otherwise vacancies are filled as provided by Maryland General Corporation Laew. [Shares of both Funds have noncumulative voting rights with respect to the election of Board Members.] [Each Fund (or any class) may be terminated by a written instrument signed by a majority of its Board Members, or by the affirmative vote of the holders of a majority of the shares of the Fund (or class) outstanding and entitled to vote.] Quorum for a shareholder meeting of each Fund is the presence in person or by proxy of the shareholders entitled to vote at least one-third of the votes entitled to be cast at the meeting.

Shareholder Liability:    Pursuant to Maryland law, shareholders are generally not personally liable for the debts of the Corporation or any of its series.

Amendment of Charter Document:    The Corporation reserves the right to adopt from time to time any amendment to the Charter Document, as now or hereafter authorized by law, including any amendment that alters the contract rights, as expressly set forth in the Charter Document, of any outstanding shares.

The foregoing a general summary of certain provisions of the Charter Documents governing Cash Account Trust, Cash Reserve Fund, Inc., DWS Advisor Funds, DWS Tax-Free Money Fund and DWS Money Funds and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

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IV. INFORMATION ABOUT THE PROPOSED MERGERS

General.    The shareholders of each Acquired Fund are being asked to approve a merger between their Fund and CAT TEP pursuant to separate Agreements and Plans of Reorganization between each Acquired Fund and CAT TEP (the “Agreements”). The form of the Agreements is attached to this Prospectus/Proxy Statement as Exhibit A.

Each merger is structured as a transfer of all of the assets of the Acquired Fund to CAT TEP in exchange for the assumption by CAT TEP of all liabilities of the Acquired Fund and for the issuance and delivery to the Acquired Fund of Merger Shares equal in number to the outstanding shares of the Acquired Fund as of the Valuation Time.

After receipt of the Merger Shares, each Acquired Fund will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of such Acquired Fund, and the legal existence of each Acquired Fund will be terminated. Each shareholder of each Acquired Fund will receive Merger Shares equal in number to the shareholder’s Acquired Fund shares at the Valuation Time.

Each Acquired Fund and CAT TEP have substantially similar investment objectives, policies, restrictions and strategies. Because of the similarities in the portfolios of each Fund and the short-term characteristics of the portfolio securities, the Acquired Funds do not expect to dispose of securities prior to the merger, except in the ordinary course.

The Board Members of your Fund have voted unanimously to approve the Agreement for your Fund and the proposed merger and to recommend that shareholders also approve the merger. With respect to each merger, the actions contemplated by the Agreements and the related matters described therein will be consummated only if approved for DWS Tax-Exempt Fund by the affirmative vote of shareholders of DWS Tax-Exempt Fund entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the Meeting and for DWS Tax-Free Fund, TFI and CRF Tax Free Fund by the affirmative vote of a 1940 Act Majority for each Fund, respectively.

In the event that a merger does not receive the required shareholder approval, that Fund will continue to be managed as a separate Fund in accordance with its current investment objective and policies, and the Board Members of the Fund may consider such alternatives as may be in the best interests of the Fund. Each merger is separate and distinct from the others and is not contingent upon completion of any other merger.

Background and Board Members’ Considerations Relating to the Proposed Mergers.

DWS Tax-Exempt Fund

DeAM first discussed the merger with the Board Members of DWS Tax-Exempt Fund in December 2005 as a part of an ongoing program initiated by DeAM to restructure its mutual fund lineup. The proposed merger is designed to enable DeAM to: (1) eliminate redundancies within the DWS money market funds by reorganizing and combining certain funds; and (2) focus its investment resources on a core set of money market funds that best meet investor needs.

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DeAM believes that the merger offer shareholders:

•	A similar investment opportunity in a larger fund with the opportunity to achieve greater economies of scale and a lower expense ratio; and

•	A portfolio with the possibility of higher yields generated through more efficient execution and greater stability of assets.

The Board Members conducted a thorough review of the potential implications of the merger. They were assisted in this review by their independent legal counsel. The Board Members met on several occasions to review and discuss the merger, both among themselves and with representatives of DeAM. In the course of their review, the Board Members requested and received substantial information.

On May 10, 2006, the Board Members of DWS Tax-Exempt Fund, including all the Trustees who are not “interested persons” (as defined by the 1940 Act) (“Disinterested Board Members”), approved the terms of the merger and recommend that the merger be approved by shareholders.

In determining to recommend that the shareholders of DWS Tax-Exempt Fund approve its merger, the Board Members considered, among others, the factors described below:

•	The Board Members noted that the estimated operating expense ratios of CAT Tax-Exempt Money shares of the combined fund are lower than the expense ratios of DWS Tax-Exempt Fund shares. The Board Members also considered DeIM’s commitment to cap the operating expenses of the combined fund’s CAT Tax-Exempt Money shares for at least three years at a level equal to the current expense cap of DWS Tax-Exempt shares. The Board Members noted the possible economies of scale that might be realized by DeAM in connection with the merger.

•	The Board Members considered that the merger would not result in the dilution of shareholder interests and that the terms and conditions of the Agreement were fair and reasonable.

•	The Board Members noted that the investment objective, policies, restrictions and strategies of DWS Tax-Exempt Fund are similar to the investment objective, policies, restrictions and strategies of CAT TEP and that the securities in DWS Tax-Exempt Fund’s portfolio were compatible with the securities in CAT TEP’s portfolio. The Board Members also considered that the merger would permit the shareholders of DWS Tax-Exempt Fund to pursue similar investment goals in a larger fund.

•	The Board Members noted that the services available to shareholders of CAT TEP are substantially similar to those available to shareholders of DWS Tax-Exempt Fund.

•	The Board Members noted that DeAM would bear all expenses associated with the merger.

•	The Board Members noted that DeAM believes the combined fund would be more likely to attract additional assets than DWS Tax-Exempt Fund and enjoy any related economies of scale.

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•	The Board Members noted that DeIM has agreed to indemnify CAT TEP against certain liabilities Cash Account Trust may incur in connection with any litigation or regulatory action related to possible improper market timing or possible improper marketing and sales activity in Cash Account Trust (see Section VI) so that the likelihood that the combined fund would suffer any loss is considered by fund management to be remote.

•	The Board Members noted that DeIM has agreed to indemnify the Disinterested Board Members of DWS Tax-Exempt Fund against certain liabilities that such Disinterested Board Members may incur by reason of having served as a Board Member of DWS Tax-Exempt Fund.

Based on all of the foregoing, the Board Members of DWS Tax-Exempt Fund concluded that the participation of the Fund in the proposed merger with CAT TEP would be in the best interests of the Fund and would not dilute the interests of existing shareholders. The Board Members of DWS Tax-Exempt Fund unanimously recommend that shareholders of DWS Tax-Exempt Fund approve the merger.

CRF Tax Free Fund, TFI and DWS Tax-Free Fund

DeAM first discussed the mergers with the Board Members of CRF Tax Free Fund, TFI and DWS Tax-Free Fund in early 2006 as a part of an ongoing program initiated by DeAM to restructure its mutual fund lineup. The proposed mergers are designed to enable DeAM to: (1) eliminate redundancies within the DWS money market funds by reorganizing and combining certain funds; and (2) focus its investment resources on a core set of money market funds that best meet investor needs.

DeAM believes that the mergers offer shareholders:

•	A similar investment opportunity in a larger fund with the opportunity to achieve greater economies of scale and a lower expense ratio; and

•	A portfolio with the possibility of higher yields generated through more efficient execution and greater stability of assets.

The Board Members conducted a thorough review of the potential implications of each merger. They were assisted in this review by their independent legal counsel. The Board Members met on several occasions to review and discuss the mergers, both among themselves and with representatives of DeAM. In the course of their review, the Board Members requested and received substantial information.

On [June 27], 2006, the Board Members of CRF Tax Free Fund, TFI and DWS Tax-Free Fund, all of whom are not “interested persons” (as defined by the 1940 Act) (“Disinterested Board Members”), approved the terms of each merger and recommend that each merger be approved by shareholders.

In determining whether to recommend that shareholders of CRF Tax Free Fund, TFI and DWS Tax-Free Fund approve the merger of their respective Funds, the Board Members of each Fund considered, among others, the following factors:

•	The fees and expense ratios of CRF Tax Free Fund, TFI and DWS Tax-Free Fund and CAT TEP, including comparisons between the expenses of CRF Tax Free

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Fund, TFI and DWS Tax-Free Fund and the estimated operating expense ratio of the combined Fund, and between the estimated operating expense ratio of the combined Fund and other money market funds with similar investment objectives, and in particular noted that the combined Fund’s total operating expense ratio was anticipated to be [equal to or] lower than CRF Tax Free Fund’s, TFI’s and DWS Tax-Free Fund’s current expense ratio, respectively;

•	That the merger would not result in the dilution of shareholder interests and that the terms and conditions were fair and reasonable and consistent with industry practice;

•	The compatibility of CRF Tax Free Fund’s, TFI’s and DWS Tax-Free Fund’s and CAT TEP’s investment objectives, policies, restrictions and portfolios and that the merger would permit the shareholders of CRF Tax Free Fund, TFI and DWS Tax-Free Fund to pursue similar investment goals in a significantly larger fund;

•	The service features available to shareholders of CAT TEP were substantially similar;

•	Prospects for the combined fund to attract additional assets;

•	The tax consequences of the merger on CRF Tax Free Fund, TFI and DWS Tax-Free Fund and their shareholders, as well as historical and pro forma attributes of CRF Tax Free Fund, TFI and DWS Tax-Free Fund. The Board Members considered the possibility of a negative impact of the merger on the shareholders of CRF Tax Free Fund, TFI and DWS Tax-Free Fund and determined that any such impact was likely to be outweighed by the benefits of the merger to the shareholders, including those summarized above;

•	[The investment performance of CRF Tax Free Fund, TFI and DWS Tax-Free Fund and CAT TEP and that CAT TEP had superior returns over most historical periods];

•	That DeIM has agreed to cap the total operating expense ratios of CAT Investment Class shares, CAT Institutional Shares and CAT Class S shares of the combined fund at levels [equal to] or lower than the current total expense ratios of the corresponding share class of CRF Tax Free Fund, TFI and DWS Tax-Free Fund for at least three years following the merger; and

•	That DeIM has agreed to indemnify CAT TEP against certain liabilities Cash Account Trust may incur in connection with any litigation or regulatory action related to possible improper market timing or possible improper marketing and sales activity in Cash Account Trust (see Section VI) so that the likelihood that the combined fund would suffer any loss is considered by Fund management to be remote.

The Board Members of your Fund concluded with respect to the proposed merger of your Fund into CAT TEP that: (1) the merger is in the best interests of the Fund, and (2) the interests of the existing shareholders of the Fund will not be diluted as a result of the merger. Accordingly, the Board Members of your Fund [unanimously] recommend that shareholders approve the Agreement and Plan of Reorganization (as defined below) and the merger as contemplated thereby.

Agreements and Plans of Reorganization.    The proposed mergers will be governed by the Agreements, the form of which is attached as Exhibit A. Each Agreement provides

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that CAT TEP will acquire all of the assets of the Acquired Fund solely in exchange for the assumption by CAT TEP of all liabilities of the Acquired Fund and for the issuance of Merger Shares equal in number to the shares of the Acquired Fund outstanding as of the Valuation Time. The Merger Shares will be issued on the next full business day (the “Exchange Date”) following the time as of which the Funds’ assets and liabilities are valued for the merger (4:00 p.m. Eastern time, on [October 27], 2006, or such other date and time as may be agreed upon by the parties (the “Valuation Time”)). The following discussion of the Agreements is qualified in its entirety by the full text of each Agreement.

Each Acquired Fund will transfer all of its assets to CAT TEP, and in exchange, CAT TEP will assume all liabilities of the Acquired Funds and deliver to each Acquired Fund Merger Shares equal in number to the shares of the Acquired Fund outstanding as of the Valuation Time. Immediately following the transfer of assets on the Exchange Date, each Acquired Fund will distribute pro rata to its shareholders of record as of the Valuation Time the Merger Shares received by the Acquired Fund, as follows: (1) shareholders of CRF Tax-Free Shares will receive CAT Investment Class shares; (2) shareholders of TFI will receive CAT Investment Class shares; (3) shareholders of DWS Class S shares will receive CAT Class S shares; (4) shareholders of DWS Tax-Exempt Fund will receive CAT Tax-Exempt Money shares; and (5) shareholders of CRF Institutional Shares will receive CAT Institutional Shares. As a result of each proposed merger, each shareholder of the Acquired Funds will receive Merger Shares of the class indicated above equal in number to the Acquired Fund shares surrendered by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of CAT TEP in the name of such Acquired Fund shareholders, each account representing the respective number of Merger Shares of each class due to the respective shareholder. New certificates for Merger Shares will not be issued.

The Board Members of each Fund have determined that the interests of their respective Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreements, and the Board Members of each Fund have determined that the proposed merger of their Fund is in the Fund’s best interests.

The consummation of each merger is subject to the conditions set forth in the Agreements. An Agreement may be terminated and a merger abandoned (i) by mutual consent of the parties, (ii) by any party to the Agreement if the merger shall not be consummated by [December 29], 2006, (iii) if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, or (iv) if the net asset value per share of either party to the Agreement calculated using market values deviates by more than 0.3 of 1% from its net asset value per share calculated using amortized cost.

If shareholders of each Acquired Fund approve the merger of their Fund, CAT TEP has agreed to identify in writing prior to the Exchange Date any assets of the Acquired Fund that it does not wish to acquire because they are not consistent with the current investment strategy of CAT TEP, and the Acquired Fund agrees to dispose of such assets prior to the Exchange Date. CAT TEP also agrees to identify in writing prior to the Exchange Date any assets that it would like the Acquired Fund to purchase, consistent with CAT TEP’s investment objective, policies, restrictions and strategies, and the Acquired Fund agrees to purchase such assets with the cash proceeds from the disposition of assets identified by CAT TEP. DeIM has represented that it does not expect CAT TEP to identify any such assets in any Acquired Fund.

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The fees and expenses for each merger and related transactions are estimated to be [$            ], [$            ], [$            ] and [$            ] in connection with CRF Tax Free Fund, TFI, DWS Tax-Free Fund and DWS Tax-Exempt Fund, respectively. All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) and any other expenses incurred in connection with the consummation of each merger and related transactions contemplated by the Agreements, will be borne by DeAM.

Description of the Merger Shares.    Merger Shares will be issued to shareholders of each Acquired Fund in accordance with the Agreements as described above. The Merger Shares represent one existing share class and three new share classes, which are being created to facilitate the mergers. The newly created share classes have substantially the same characteristics as their predecessor classes. Your Merger Shares will be treated as having been purchased on the date you purchased your Acquired Fund shares and for the price you originally paid. For more information on the characteristics of each class of Merger Shares, please see the CAT TEP Prospectuses, copies of which were mailed with this Prospectus/Proxy Statement.

Federal Income Tax Consequences.    As a condition to each Fund’s obligation to consummate the reorganization, each Fund will receive a tax opinion from Willkie Farr & Gallagher LLP (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, for federal income tax purposes:

•	The acquisition by CAT TEP of all of the assets of each Acquired Fund solely in exchange for Merger Shares and the assumption by CAT TEP of all of the liabilities of each Acquired Fund, followed by the distribution by such Acquired Fund to its shareholders of Merger Shares in complete liquidation of such Acquired Fund, all pursuant to the Agreements, constitutes a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Funds and CAT TEP will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

•	Under Section 361 of the Code, each Acquired Fund will not recognize gain or loss upon the transfer of its assets to CAT TEP in exchange for Merger Shares and the assumption of each Acquired Fund’s liabilities by CAT TEP, and such Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Merger Shares in liquidation of such Acquired Fund.

•	Under Section 354 of the Code, shareholders of each Acquired Fund will not recognize gain or loss on the receipt of Merger Shares solely in exchange for such Acquired Fund shares.

•	Under Section 358 of the Code, the aggregate basis of the Merger Shares received by each shareholder of the Acquired Funds will be the same as the aggregate basis of the Acquired Fund shares exchanged therefore.

•	Under Section 1223(1) of the Code, the holding period of the Merger Shares received by each Acquired Fund shareholder will include the holding period of such Acquired Fund shares exchanged therefore, provided that such Acquired Fund shareholder held such Acquired Fund shares at the time of the reorganization as a capital asset.

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•	Under Section 1032 of the Code, CAT TEP will not recognize gain or loss upon the receipt of assets of the Acquired Funds in exchange for Merger Shares and the assumption by CAT TEP of all of the liabilities of the Acquired Funds.

•	Under Section 362(b) of the Code, the basis of the assets of each Acquired Fund transferred to CAT TEP in the reorganization will be the same in the hands of CAT TEP as the basis of such assets in the hands of each Acquired Fund immediately prior to the transfer.

•	Under Section 1223(2) of the Code, the holding periods of the assets of each Acquired Fund transferred to CAT TEP in the reorganization in the hands of CAT TEP will include the periods during which such assets were held by each Acquired Fund.

•	CAT TEP will succeed to and take into account the items of the Acquired Funds described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381,382, 383 and 384 of the Code and the regulations thereunder.

Each Fund intends to declare dividends daily and distribute dividends from its investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains after utilization of capital loss carryforwards, if any, monthly. An additional distribution may be made if necessary. Shareholders of each Fund can have their dividends and distributions automatically invested in additional shares of the same Fund, or a different fund in the same family of funds, at net asset value and credited to the shareholder’s account on the payment date or, at the shareholder’s election, sent to the shareholder by check. If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested in the shareholder’s account. If the Agreements are approved by an Acquired Fund’s shareholders, [such Fund will pay its shareholders a distribution of all undistributed net investment company taxable income (computed without regard to any deduction for dividends paid) and undistributed realized net capital gains (after reduction by any capital loss carry-forwards, if any) immediately prior to the Closing (as defined in the Agreements).]

While as noted above, shareholders are not expected to recognize any gain or loss upon the exchange of their shares in each merger, differences in net investment income and net realized capital gains [may result in future taxable distributions to shareholders arising indirectly from the merger.]

This description of the federal income tax consequences of each merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of their merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

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Capitalization.    The following table sets forth the capitalization of each Fund as of April 30, 2006, and of CAT TEP on a pro forma combined basis, giving effect to the proposed merger as of that date.(1) The net asset value of all shares of each Fund as of April 30, 2006 was $1.00.

	CRF Tax Free Fund	TFI	DWS Tax-Free Fund	DWS Tax-Exempt Fund	CAT TEP	Pro Forma Adjustments	Pro Forma Combined (assuming consum- mation of CRF Tax Free Fund merger)	Pro Forma Combined (assuming consum- mation of TFI merger)	Pro Forma Combined (assuming consum- mation of DWS Tax-Free Fund merger)	Pro Forma Combined (assuming consum- mation of DWS Tax-Exempt Fund merger)	Pro Forma Combined (assuming consum- mation of all mergers
Net Assets
CRF Tax-Free Shares	$	$	$	$	$	$	$	$	$	$	$
CRF Institutional Shares
TFI shares	$	$	$	$	$	$	$	$	$	$	$
DWS Class S	$	$	$	$	$	$	$	$	$	$	$
DWS Tax-Exempt Fund shares	$	$	$	$	$	$	$	$	$	$	$
CAT Investment Class	$	$	$	$	$	$	$	$	$	$	$
CAT Class S	$	$	$	$	$	$	$	$	$	$	$
CAT Tax-Exempt Money	$	$	$	$	$	$	$	$	$	$	$
CAT Institutional Shares
Other Classes of CAT TEP	$	$	$	$	$	$	$	$	$	$	$
Total Net Assets	$	$	$	$	$	$	$	$	$	$	$

Shares Outstanding
CRF Tax-Free Shares
CRF Institutional Shares
TFI shares
DWS Class S
DWS Tax-Exempt Fund shares
CAT Investment Class
CAT Class S
CAT Tax-Exempt Money
CAT Institutional Shares
Other Classes of CAT TEP

(1)	Assumes the merger had been consummated on April 30, 2006, and is for information purposes only. No assurance can be given as to how many shares of CAT TEP will be received by the shareholders of each Acquired Fund on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of CAT TEP that actually will be received on or after such date.

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Unaudited pro forma combined financial statements of CAT TEP as of April 30, 2006, and for the twelve-month period then ended, are included in the Merger SAI. Because the Agreements provide that CAT TEP will be the surviving Fund following the mergers and because CAT TEP’s investment objective, policies, restrictions and strategies will remain unchanged, the pro forma combined financial statements reflect the transfer of the assets and liabilities of each Acquired Fund to CAT TEP as contemplated by the Agreements.

The Board Members of each Acquired Fund unanimously recommend approval of the merger by shareholders of the Fund.

V. INFORMATION ABOUT VOTING AND THE SHAREHOLDER MEETING

General.    This Prospectus/Proxy Statement is being furnished in connection with the proposed mergers of (a) CRF Tax Free Fund into CAT TEP, (b) TFI into CAT TEP, (c) DWS Tax-Free Fund into CAT TEP and (d) DWS Tax-Exempt Fund into CAT TEP, and the solicitation of proxies by and on behalf of the Board Members of Cash Reserve Fund, Inc., DWS Advisor Funds, DWS Tax-Free Money Fund and DWS Money Funds for use at the Joint Special Meeting of CRF Tax Free Fund, TFI, DWS Tax-Free Fund and DWS Tax-Exempt Fund Shareholders. The Meeting is to be held on October 12, 2006, at [9:00 a.m.] Eastern time at the offices of DeIM, 345 Park Avenue, 27th Floor, New York, New York 10154, or at such later time as is made necessary by adjournment or postponement. The Notice of the Joint Special Meeting, the combined Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about [            ], 2006.

As of August 3, 2006, CRF Tax Free Fund had the following shares outstanding:

Share Class	Number of Shares
Cash Reserve Tax-Free Shares	[Number of Shares]
Cash Reserve Tax-Free Institutional Shares	[Number of Shares]

As of August 3, 2006, TFI had the following shares outstanding:

Number of Shares
[Number of Shares]

As of August 3, 2006, DWS Tax-Free Fund had the following shares outstanding:

Share Class	Number of Shares
Class S shares	[Number of Shares]

As of August 14, 2006, DWS Tax-Exempt Fund had the following shares outstanding:

Number of Shares
[Number of Shares]

Only shareholders of record on August 3, 2006 for CRF Tax Free Fund, TFI and DWS Tax-Free Fund and August 14, 2006 for DWS Tax-Exempt Fund will be entitled to notice of and to vote at the Meeting. With respect to each proposal, each share is entitled to one vote, with fractional shares voting proportionally.

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The Board Members of each Acquired Fund know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Board Members’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Required Vote.    Proxies are being solicited from each Acquired Fund’s shareholders by the Board Members of each Acquired Fund for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the applicable Agreement. With respect to each proposal, the transactions contemplated by the Agreements will be consummated only if approved for DWS Tax-Exempt Fund by the affirmative vote of shareholders of DWS Tax-Exempt Fund entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the Meeting and for DWS Tax-Free Fund, TFI and CRF Tax Free Fund by the affirmative vote of a 1940 Act Majority for each Fund, respectively.

Record Date, Quorum and Method of Tabulation.    Shareholders of record at the close of business on August 3, 2006 for CRF Tax Free Fund, TFI and DWS Tax-Free Fund and August 14, 2006 for DWS Tax-Exempt Fund (the “Record Date”) will be entitled to vote with respect to their merger at the Meeting or any adjournment or postponement thereof. For each Acquired Fund, except CRF Tax Free Fund, the holders of 30% of the shares of each Acquired Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum with respect to that Acquired Fund for the Meeting. For CRF Tax Free Fund, the holders of one-third of the shares of CRF Tax Free Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum with respect to the Meeting for CRF Tax Free Fund.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Acquired Funds as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will therefore have the effect of a negative vote on the proposal.

Share Ownership.    [As of August 3, 2006, the officers and Board Members of each Fund as a group beneficially owned less than 1% of the outstanding shares of each Fund]. To the best of the knowledge of CRF Tax Free Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of CRF Tax Free Fund as of such date:

Class	Shareholder Name and Address	Percentage Owned

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To the best of the knowledge of TFI, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of TFI as of August 3, 2006:

Shareholder Name and Address	Percentage Owned

To the best of the knowledge of DWS Tax-Free Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of DWS Tax-Free Fund as of August 3, 2006:

Class	Shareholder Name and Address	Percentage Owned

To the best of the knowledge of DWS Tax-Exempt Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of DWS Tax-Exempt Fund as of August 3, 2006:

Shareholder Name and Address	Percentage Owned

To the best of the knowledge of CAT TEP, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of CAT TEP as of August 3, 2006:

Class	Shareholder Name and Address	Percentage Owned

Solicitation of Proxies.    In addition to soliciting proxies by mail, certain officers and representatives of the Acquired Funds, officers and employees of DeIM and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal.

For each Acquired Fund except CRF Tax Free Fund, the holders of 30% of the shares of each Acquired Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum with respect to that Acquired Fund for the Meeting. For CRF Tax Free Fund, the holders of one-third of the shares of CRF Tax Free Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum with respect to the Meeting for CRF Tax Free Fund. In the event that the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. For purposes of determining the presence of a quorum for transacting business at the Meeting,

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abstentions and broker “non-votes” will be treated as shares that are present but which have not been voted, and thus will have the effect of a “no” vote. Broker non-votes are proxies received from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

Computershare Fund Services, Inc. (“Computershare”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $            , $            , $            and $            for CRF Tax Free Fund, TFI, DWS Tax-Free Fund and DWS Tax-Exempt Fund, respectively. As the Meeting date approaches, certain shareholders of the Acquired Funds may receive a telephone call from a representative of Computershare if their votes have not yet been received. Authorization to permit Computershare to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Acquired Funds. Proxies that are obtained telephonically or through the Internet will be recorded in accordance with the procedures described below. The Board Members believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder’s full name and address, or the zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Computershare, then the Computershare representative has the responsibility to explain the process, read the proposal on the proxy card, and ask for the shareholder’s instructions on the proposal. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Prospectus/Proxy Statement. Computershare will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Computershare immediately if his or her instructions are not correctly reflected in the confirmation.

Please see the instructions on your proxy card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the Prospectus/Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact Computershare toll-free at (866) 774-4940. Any proxy given by a shareholder is revocable until voted at the Meeting.

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Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The cost of preparing, printing and mailing the enclosed proxy card and Prospectus/Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for the Acquired Funds, including any additional solicitation made by letter, telephone or telegraph, will be paid by DeAM.

Revocation of Proxies.    Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the applicable Acquired Fund at Two International Place, Boston, MA 02110, (ii) by properly submitting a later-dated proxy that is received by the Acquired Fund at or prior to the Meeting or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Adjournment and Postponement.    For DWS Tax-Exempt Money Fund, if sufficient votes in favor of the proposal set forth in the Notice of the Joint Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting for a reasonable period of time to permit further solicitation of proxies.

For DWS Tax-Free Fund, the Meeting may, by action of the chairman of the Meeting, be adjourned without notice with respect to the proposal to be considered at the Meeting to a designated time and place, whether or not a quorum is present with respect to the proposal. Upon motion of the chairman of the Meeting, the question of adjournment may be submitted to a vote of the shareholders and any adjournment must be approved by the vote of the holders of a majority of the shares present and entitled to vote with respect to the proposal without further notice. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the Meeting that are represented by broker non-votes, may, at the discretion of the proxies, be voted in favor of such adjournment. The Board of Trustees may postpone the Meeting of shareholders prior to the Meeting with notice to the shareholders entitled to vote at the Meeting.

VI. REGULATORY AND LITIGATION MATTERS

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and

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other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

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There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM’s practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors’ payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors’ procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

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EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of             , 2006, by and among Cash Account Trust (the “Acquiring Trust”), a Massachusetts business trust, on behalf of Tax-Exempt Portfolio (the “Acquiring Fund”), a series of the Acquiring Trust; [Cash Reserve Fund, Inc.]/[DWS Advisor Funds]/[DWS Tax-Free Money Fund]/[DWS Money Funds] (the “Acquired [Trust]/[Company]”), a [Massachusetts business trust]/[Maryland corporation], on behalf of [Tax-Free Series]/[Tax Free Money Fund Investment]/[DWS Tax-Exempt Money Fund] (the “Acquired Fund” and, together with the Acquiring Fund, each a “Fund” and collectively the “Funds”); and Deutsche Investment Management Americas Inc. (“DeIM”), investment adviser to the Acquiring Fund (for purposes of section 10.2 of the Agreement only). The principal place of business of the Acquiring Trust is 222 South Riverside Plaza, Chicago, Illinois 60606 and the principal place of business of the Acquired [Trust]/[Company] is [One South Street, Baltimore, Maryland 21202]/[Two International Place, Boston, Massachusetts 02110]/[222 South Riverside Plaza, Chicago, Illinois 60606].

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization will consist of the transfer of all of the assets of the Acquired [Fund]/[Trust] to the Acquiring Fund in exchange solely for [Tax-Free Investment Class and DWS Tax-Exempt Cash Institutional]/[Tax Free Investment Class]/[DWS Tax-Free Money Fund Class S]/[DWS Tax-Exempt Money Fund] voting shares of beneficial interest (no par value) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired [Fund]/[Trust] and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired [Fund]/[Trust] in complete liquidation of the Acquired [Fund]/[Trust] as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of the Acquired [Fund]/[Trust] to the Acquiring Fund in Consideration for Acquiring Fund Shares, the Assumption of All Acquired [Fund]/[Trust] Liabilities and the Liquidation of the Acquired [Fund]/[Trust]

1.1  [For Cash Reserve Fund, Inc.—Tax-Free Series] Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional DWS Tax-Exempt Cash Institutional Acquiring Fund Shares equal in number to Cash Reserve Tax-Free Institutional Shares of the Acquired Fund outstanding as of the Valuation Time as defined in section 2.1 and Tax-Free Investment Class Acquiring Fund Shares equal in number to Cash Reserve Tax-Free Shares of the Acquired Fund outstanding as of the Valuation Time as defined in section 2.1; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation to the Acquired Company Board members. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place on the Closing Date as defined in section 3.1 (the “Closing”).

1.1  [For DWS Advisor Funds—Tax Free Money Fund Investment] Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional Tax Free Investment Class Acquiring Fund Shares equal in number to shares of the Acquired Fund outstanding as of the Valuation Time as defined in section 2.1; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation to the Acquired Trust Board members. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place on the Closing Date as defined in section 3.1 (the “Closing”).

1.1  [For DWS Tax-Free Money Fund] Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired [Trust] agrees to transfer to the Acquiring Fund all of the Acquired [Trust]’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired [Trust] that number of full and fractional DWS Tax-Free Money Fund Class S Acquiring Fund Shares equal in number to Class S shares of the Acquired [Trust] outstanding as of the Valuation Time as defined in section 2.1; and (ii) to assume all of the liabilities of the Acquired [Trust], including, but not limited to, any deferred compensation to the Acquired Trust Board members. All Acquiring Fund Shares delivered to the Acquired [Trust] shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place on the Closing Date as defined in section 3.1 (the “Closing”).

1.1  [For DWS Money Funds—DWS Tax-Exempt Money Fund] Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional DWS Tax-Exempt Money Fund Acquiring Fund Shares equal in number to shares of the Acquired Fund outstanding as of the Valuation Time as defined in section 2.1; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation to the Acquired Trust Board members. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place on the Closing Date as defined in section 3.1 (the “Closing”).

1.2  The assets of the Acquired [Fund]/[Trust] to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired [Fund]/[Trust] and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the

Acquired [Fund]/[Trust] prepared as of the effective time of the Closing in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited statement of assets and liabilities. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired [Fund]/[Trust] immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

1.3  The Acquired [Fund]/[Trust] will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in section 3.1.

1.4  On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired [Fund]/[Trust] will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5  [For Cash Reserve Fund, Inc.—Tax-Free Series] Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders (the “Acquired Fund Shareholders”) of record with respect to (i) Cash Reserve Tax-Free Shares, determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, the Tax-Free Investment Class Acquiring Fund Shares received by the Acquired Fund pursuant to section 1.1 and (ii) Cash Reserve Tax-Free Institutional Shares, determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, the DWS Tax-Exempt Cash Institutional Acquiring Fund Shares received by the Acquired Fund pursuant to section 1.1. The Acquired Fund will then completely liquidate. Such distribution and liquidation will be accomplished with respect to each class of the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The number of Tax-Free Investment Class Acquiring Fund Shares to be so credited to the Cash Reserve Tax-Free Shares Acquired Fund Shareholders shall equal in number to the Cash Reserve Tax-Free Shares owned by such shareholders as of the Valuation Time. The number of DWS Tax-Exempt Cash Institutional Acquiring Fund Shares to be so credited to the Cash Reserve Tax-Free Institutional Shares Acquired Fund Shareholders shall be equal in number to the Cash Reserve Tax-Free Institutional Shares owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Cash Reserve Tax-Free Shares and Cash Reserve Tax-Free Institutional Shares of the Acquired Fund, if any, will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.5  [For DWS Advisor Funds—Tax Free Money Fund Investment, DWS Tax-Free Money Fund and DWS Money Funds—DWS Tax-Exempt Money Fund] Immediately

after the transfer of Assets provided for in section 1.1, the Acquired [Fund]/[Trust] will distribute to the Acquired [Fund]/[Trust]’s shareholders of record (the “Acquired [Fund]/[Trust] Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis, the Acquiring Fund Shares received by the Acquired [Fund]/[Trust] pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired [Fund]/[Trust] on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired [Fund]/[Trust] Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The number of Acquiring Fund Shares to be so credited to the Acquired [Fund]/[Trust] Shareholders shall be equal in number to the Acquired [Fund]/[Trust] shares owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired [Fund]/[Trust] will simultaneously be cancelled on the books of the Acquired [Fund]/[Trust], although share certificates representing interests in shares of the Acquired [Fund]/[Trust], if any, will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.6  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.7  Any reporting responsibility of the Acquired [Fund]/[Trust] including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired [Fund]/[Trust].

1.8  All books and records of the Acquired [Fund]/[Trust], including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.	Valuation

2.1  The value of the Assets and the liabilities of the Acquired Trust shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in section 3.1 (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures adopted by the Acquiring Trust’s Board of Trustees copies of which have been delivered to the Acquired [Fund]/[Trust].

2.2  Acquired [Fund]/[Trust] Shareholders shall be entitled to receive, with respect to each full and fractional share of the Acquired [Fund]/[Trust] held by such shareholder, a full and fractional Acquiring Fund Share.

2.3  All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of Rule 2a-7 of the 1940 Act and shall be subject to confirmation by each Fund’s respective Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

3.	Closing and Closing Date

3.1  The Closing of the transactions contemplated by this Agreement shall be [October 30], 2006, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

3.2  The Acquired [Fund]/[Trust] shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

3.3  State Street Bank and Trust Company (“State Street”), custodian for the Acquired [Fund]/[Trust], shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired [Fund]/[Trust]’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired [Fund]/[Trust] to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired [Fund]/[Trust] as of the Closing Date by the Acquired [Fund]/[Trust] for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired [Fund]/[Trust]’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired [Fund]/[Trust] shall be delivered by wire transfer of federal funds on the Closing Date.

3.4  [DWS Scudder Investment Service Company (“DWS-SISC”)]/[DWS Scudder Service Corporation (“DWS SSC”)], as transfer agent for the Acquired [Fund]/[Trust][, on behalf of the Acquired Fund,] shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired [Fund]/[Trust] Shareholders and the number and percentage ownership (to three decimal places) of outstanding [Acquired [Fund]/[Trust] shares]/[Cash Reserve and CRF Institutional Acquired Fund shares] owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired [Fund]/[Trust] or provide evidence satisfactory to the Acquired [Fund]/[Trust] that such Acquiring Fund Shares have been credited to the Acquired [Fund]/[Trust]’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5  In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired [Fund]/[Trust] shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired [Fund]/[Trust] is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6  The liabilities of the Acquired [Fund]/[Trust] shall include all of the Acquired [Fund]/[Trust]’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement, including but not limited to, any deferred compensation to the Acquired [Fund]/[Trust]’s Board members.

4.	Representations and Warranties

4.1  The Acquired [Trust]/[Company][, on behalf of the Acquired Fund,] represents and warrants to the Acquiring Fund as follows:

(a)  The Acquired [Trust]/[Company] is a [voluntary association with transferable shares commonly referred to as a Massachusetts business trust]/[Maryland corporation] duly organized and validly existing under the laws of [The Commonwealth of Massachusetts]/[State of Maryland] with power under the Acquired [Trust]/[Company]’s [Declaration of Trust]/[Articles of Incorporation], as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired [Fund]/[Trust], to carry out the Agreement. [The Acquired Fund is a separate series of the Acquired [Trust]/[Company] duly designated in accordance with the applicable provisions of the Acquired [Trust]/[Company]’s [Declaration of Trust]/[Articles of Incorporation]]. The Acquired [Trust]/[Company] [and Acquired Fund] [are]/[is] qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired [Trust]/[Company] [or Acquired Fund]. The Acquired [Fund]/[Trust] has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired [Fund]/[Trust];

(b)  The Acquired [Trust]/[Company] is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired [Fund]/[Trust] is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired [Fund]/[Trust] of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

(d)  The Acquired [Trust]/[Company] is not, and the execution, delivery and performance of this Agreement by the Acquired [Trust]/[Company] will not result (i) in violation of [Massachusetts]/[Maryland] law or of the Acquired [Trust]/[Company]’s [Declaration of Trust]/[Articles of Incorporation], as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired [Fund]/[Trust] is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired [Fund]/[Trust] will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired [Fund]/[Trust] is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired [Fund]/[Trust];

(e)  Other than as disclosed on a schedule provided by the Acquired [Fund]/[Trust], no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired [Fund]/[Trust] or any properties or assets held by it. The Acquired [Fund]/[Trust] knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended [January 31, 2006]/[March 31, 2006]/[December 31, 2005], have been audited by [Ernst & Young LLP]/[PricewaterhouseCoopers LLP], Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired [Fund]/[Trust] as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired [Fund]/[Trust] required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  Since [January 31, 2006]/[March 31, 2006]/[December 31, 2005], there has not been any material adverse change in the Acquired [Fund]/[Trust]’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired [Fund]/[Trust] of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired [Fund]/[Trust] due to declines in market values of securities in the Acquired [Fund]/[Trust]’s portfolio, the discharge of Acquired [Fund]/[Trust] liabilities, or the redemption of Acquired [Fund]/[Trust] shares by Acquired [Fund]/[Trust] Shareholders shall not constitute a material adverse change;

(h)  At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired [Fund]/[Trust] required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired [Fund]/[Trust]’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired [Fund]/[Trust] has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

(j)  All issued and outstanding shares of the Acquired [Fund]/[Trust] (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights [(recognizing that, under Massachusetts law, Acquired [Fund]/[Trust] Shareholders, under certain circumstances, could be held personally liable for obligations of the Acquired [Fund]/[Trust]),] and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of [DWS-SISC]/[DWS SSC], as provided in section 3.4. The Acquired [Fund]/[Trust] does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired [Fund]/[Trust] shares, nor is there outstanding any security convertible into any of the Acquired [Fund]/[Trust] shares;

(k)  At the Closing Date, the Acquired [Fund]/[Trust] will have good and marketable title to the Acquired [Fund]/[Trust]’s assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

(l)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired [Trust]/[Company] (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired [Fund]/[Trust] Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired [Trust]/[Company][, on behalf of the Acquired Fund,] enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)  The information to be furnished by the Acquired [Fund]/[Trust] for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(n)  The current prospectus and statement of additional information of the Acquired [Fund]/[Trust] conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(o)  The Registration Statement referred to in section 5.7, insofar as it relates to the Acquired [Fund]/[Trust], will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2  The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired [Fund]/[Trust] as follows:

(a)  The Acquiring Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquiring Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Trust duly designated in accordance with the applicable provisions of the Acquiring Trust’s Declaration of Trust. The Acquiring Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

(b)  The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)  The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result (i) in violation of Massachusetts law or of the Acquiring Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

(e)  Other than as disclosed on a schedule provided by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended April 30, 2006, have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired [Fund]/[Trust]) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  Since April 30, 2006, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired [Fund]/[Trust]. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

(h)  At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

(j)  All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares;

(k)  The Acquiring Fund Shares to be issued and delivered to the Acquired [Fund]/[Trust], for the account of the Acquired [Fund]/[Trust] Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

(l)  At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired [Fund]/[Trust] has received notice at or prior to the Closing;

(m)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)  The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(o)  The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(p)  The Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired [Fund]/[Trust] for use therein; and

(q)  The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.	Covenants of the Acquiring Fund and the Acquired [Fund]/[Trust]

5.1  The Acquiring Fund and the Acquired [Fund]/[Trust] each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds’ normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired [Fund]/[Trust] and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired [Fund]/[Trust] and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Acquiring Fund’s prospectus, a copy of which has been delivered to the Acquired [Fund]/[Trust].

5.2  Upon reasonable notice, the Acquiring Trust’s officers and agents shall have reasonable access to the Acquired [Fund]/[Trust]’s books and records necessary to maintain current knowledge of the Acquired [Fund]/[Trust] and to ensure that the representations and warranties made by the Acquired [Fund]/[Trust] are accurate.

5.3  The Acquired [Fund]/[Trust] covenants to call a meeting of the Acquired [Fund]/[Trust] Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than [December 7], 2006.

5.4  The Acquired [Fund]/[Trust] covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5  The Acquired [Fund]/[Trust] covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired [Fund]/[Trust] shares.

5.6  Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired [Fund]/[Trust] will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7  Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Acquired [Fund]/[Trust] Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Trust will file the Registration Statement, including a proxy statement, with the Commission. The Acquired [Fund]/[Trust] will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include a proxy statement, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8  The Acquired [Fund]/[Trust] covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.9  The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10  The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired [Fund]/[Trust], execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired [Fund]/[Trust] may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired [Fund]/[Trust] title to and possession of all Acquiring Fund Shares to be transferred to the Acquired [Fund]/[Trust] pursuant to this Agreement and (ii) assume the liabilities from the Acquired [Fund]/[Trust].

5.11  As soon as reasonably practicable after the Closing, the Acquired [Fund]/[Trust] shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.12  The Acquiring Fund and the Acquired [Fund]/[Trust] shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13  The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Trust, the Acquired [Trust]/[Company], the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Trust, the Acquired [Trust]/[Company], the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated herein in section 8.5.

5.14  At or immediately prior to the Closing, the Acquired [Fund]/[Trust] will declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

5.15  The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets of the Acquired [Fund]/[Trust] that it does not wish to acquire because they are not consistent with the current investment strategy of the Acquiring Fund, and the Acquired [Fund]/[Trust] agrees to dispose of such assets prior to the Closing Date. The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets that it would like the Acquired [Fund]/[Trust] to purchase, consistent with the Acquiring Fund’s investment objective, policies, restrictions and strategies, and the Acquired [Fund]/[Trust] agrees to purchase such assets with the cash proceeds from the disposition of assets pursuant to the Acquiring Fund’s investment objective, policies, restrictions and strategies prior to the Closing Date.

6.	Conditions Precedent to Obligations of the Acquired [Fund]/[Trust]

The obligations of the Acquired [Fund]/[Trust] to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1  All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired [Fund]/[Trust], its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2  The Acquiring Fund shall have delivered to the Acquired [Fund]/[Trust] on the Closing Date a certificate executed in its name by the Acquiring Trust’s President, Treasurer or a Vice President, in a form reasonably satisfactory to the Acquired [Trust]/[Company][, on behalf of the Acquired Fund,] and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired [Fund]/[Trust] shall reasonably request.

6.3  The Acquired [Fund]/[Trust] shall have received on the Closing Date an opinion of Vedder, Price, Kaufman & Kammholz, P.C., in a form reasonably satisfactory to the Acquired [Fund]/[Trust], and dated as of the Closing Date, to the effect that:

(a)  the Acquiring Trust has been formed and is validly existing as a business trust under the laws of The Commonwealth of Massachusetts;

(b)  the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Fund’s registration statement under the 1940 Act;

(c)  the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)  the execution and delivery of the Agreement did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust’s Declaration of Trust, as amended, or By-laws; and

(e)  to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquiring Fund pursuant to section 4.2 of the Agreement, the Acquiring Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund, (ii) the Acquiring Fund is duly registered as a series of an investment company with the Commission and no stop order suspending the effectiveness of the registration has been issued under the 1933 Act and no stop order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued; and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Vedder, Price, Kaufman & Kammholz, P.C. of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

6.4  The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

6.5  The Acquiring Trust shall have entered into an expense cap agreement with DeIM limiting the expenses of [Tax-Free Investment Class and DWS Tax-Exempt Cash Institutional shares of the Acquiring Fund to [0.73]% and [0.20]%, respectively]/[Tax Free Investment Class shares of the Acquiring Fund to [0.73]%]/[DWS Tax-Free Money

Fund Class S shares of the Acquiring Fund to [0.70]%]/[DWS Tax-Exempt Money Fund shares of the Acquiring Fund to [0.40]%],excluding certain other expenses, for the period commencing [            ], 2006 and ending [            ], 2009, in a form reasonably satisfactory to the Acquired [Fund]/[Trust].

6.6  The Acquiring Fund’s net asset value per share calculated using market values shall not deviate by more than 0.5 of 1% from the net asset value per share calculated using amortized cost during the period from the date hereof through the Closing Date.

7.	Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired [Fund]/[Trust] of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1  All representations and warranties of the Acquired [Trust]/[Company][, on behalf of the Acquired Fund,] contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired [Fund]/[Trust] or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquired [Fund]/[Trust] which the Acquired [Fund]/[Trust] reasonably believes might result in such litigation.

7.2  The Acquired [Fund]/[Trust] shall have delivered to the Acquiring Fund a statement of the Acquired [Fund]/[Trust]’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired [Trust]/[Company].

7.3  The Acquired [Fund]/[Trust] shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired [Trust]/[Company]’s President, Treasurer or a Vice President, in a form reasonably satisfactory to the Acquiring Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired [Trust]/[Company] [with respect to the Acquired Fund] made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4  The Acquiring Fund shall have received on the Closing Date an opinion of [Vedder, Price, Kaufman & Kammholz, P.C.]/[Ropes & Gray LLP]/[Willkie Farr & Gallagher LLP], in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(a)  the Acquired [Trust]/[Company] has been [duly] formed and is [validly existing as a business trust under the laws of the Commonwealth of Massachusetts]/[validly existing as a corporation under the laws of the State of Maryland];

(b)  the Acquired [Fund]/[Trust] has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired [Trust]/[Company]’s registration statement under the 1940 Act;

(c)  the Agreement has been duly authorized, executed and delivered by the Acquired [Trust]/[Company][, on behalf of the Acquired Fund,] and constitutes a valid and legally binding obligation of the Acquired [Trust]/[Company][, on behalf of the Acquired Fund,] enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)  the execution and delivery of the Agreement did not, and the exchange of the Acquired [Fund]/[Trust]’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired [Trust]/[Company]’s [Declaration of Trust]/[Articles of Incorporation], as amended, or By-laws; and

(e)  to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquired [Fund]/[Trust] pursuant to section 4.1 of the Agreement, the Acquired [Fund]/[Trust] is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired [Fund]/[Trust], (ii) the Acquired [Fund]/[Trust] is duly registered as a series of an investment company with the Commission and no stop order suspending the effectiveness of the registration has been issued under the 1933 Act and no stop order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued; and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired [Fund]/[Trust] under the federal laws of the United States or the laws of [The Commonwealth of Massachusetts]/[the State of Maryland] for the exchange of the Acquired [Fund]/[Trust]’s assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by [Vedder, Price, Kaufman & Kammholz, P.C.]/[Ropes & Gray LLP]/[Willkie Farr & Gallagher LLP] of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired [Trust]/[Company].

7.5  The Acquired [Fund]/[Trust] shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired [Fund]/[Trust] on or before the Closing Date.

7.6  The Acquired [Fund]/[Trust]’s net asset value per share calculated using market values shall not deviate by more than 0.5 of 1% from the net asset value per share calculated using amortized cost during the period from the date hereof through the Closing Date.

8.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired [Fund]/[Trust]

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired [Fund]/[Trust] or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1  This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired [Fund]/[Trust] in accordance with the provisions of the Acquired [Trust]/[Company]’s [Declaration of Trust]/[Articles of Incorporation], as amended, and By-Laws, applicable [Massachusetts]/[Maryland] law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired [Fund]/[Trust] may waive the conditions set forth in this section 8.1.

8.2  On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired [Fund]/[Trust] to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired [Fund]/[Trust], provided that either party hereto may for itself waive any of such conditions.

8.4  The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5  The parties shall have received an opinion of Willkie Farr & Gallagher LLP addressed to each of the Acquiring Fund and the Acquired [Fund]/[Trust], in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the acquisition by Acquiring Fund of all of the assets of Acquired [Fund]/[Trust] solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired [Fund]/[Trust], followed by the distribution by Acquired [Fund]/[Trust] to its shareholders of Acquiring Fund Shares in complete liquidation of Acquired [Fund]/[Trust], all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Acquiring Fund and Acquired [Fund]/[Trust] will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, Acquired [Fund]/[Trust] will not recognize gain or loss upon the transfer of its assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired [Fund]/[Trust] liabilities by Acquiring Fund, and Acquired [Fund]/[Trust] will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of Acquired [Fund]/[Trust]; (iii) under Section 354 of the Code, shareholders of Acquired [Fund]/[Trust] will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for Acquired [Fund]/[Trust] shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of Acquired [Fund]/[Trust] will be the same as the aggregate basis of Acquired [Fund]/[Trust] shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired [Fund]/[Trust] shareholder will include the holding period of Acquired [Fund]/[Trust] shares exchanged therefor, provided that the Acquired [Fund]/[Trust] shareholder held the Acquired [Fund]/[Trust] shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, Acquiring Fund will not recognize gain or loss upon the receipt of assets of Acquired [Fund]/[Trust] in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired [Fund]/[Trust]; (vii) under Section 362(b) of the Code, the basis of the assets of Acquired [Fund]/[Trust] transferred to Acquiring Fund in the reorganization will be the same in the hands of Acquiring Fund as the basis of such assets in the hands of Acquired [Fund]/[Trust] immediately prior to the transfer; (viii) under Section 1223(2) of the Code, the holding periods of the assets of Acquired [Fund]/[Trust] transferred to Acquiring Fund in the reorganization in the hands of Acquiring Fund will include the periods during which such assets were held by Acquired [Fund]/[Trust]; and (ix) Acquiring Fund will succeed to and take into account the items of the Acquired [Fund]/[Trust] described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381,382, 383 and 384 of the Code and the regulations thereunder. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher LLP of representations it shall request of each of the Acquiring Trust and Acquired [Trust]/[Company]. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired [Fund]/[Trust] may waive the condition set forth in this Section 8.5.

9.	Indemnification

9.1  The Acquiring Fund agrees to indemnify and hold harmless the Acquired [Fund]/[Trust] and each of the Acquired [Trust]/[Company]’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired [Trust]/[Company] or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2  The Acquired [Fund]/[Trust] agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Trust’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Trust or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired [Fund]/[Trust] of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	Fees and Expenses

10.1  Each of the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired [Trust]/[Company][, on behalf of the Acquired Fund,] represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2  DeIM will bear all the expenses associated with the Reorganization, including any transaction costs payable by the Acquired [Fund]/[Trust] in connection with sales of certain of its assets, as designated by the Acquiring Fund, in anticipation of the Reorganization.

11.	Entire Agreement

The Acquiring Fund and the Acquired [Fund]/[Trust] agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.	Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before [December 29], 2006, unless such date is extended by mutual agreement of the parties, (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith, or (iv) if the net asset value per share of either party calculated using market values deviates by more than 0.3 of 1% from its net asset value per share calculated using amortized cost. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired [Fund]/[Trust] and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired [Fund]/[Trust] Shareholders called by the Acquired [Fund]/[Trust] pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired [Fund]/[Trust] Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired [Fund]/[Trust], [One South Street, Baltimore, Maryland 21202]/[Two International Place, Boston, Massachusetts 02110]/[222 South Riverside Plaza, Chicago, Illinois 60606], with a copy to Ropes & Gray LLP, International Place, Boston, Massachusetts 02110, Attention: John W. Gerstmayr, or to the Acquiring Fund, 222 South Riverside Plaza, Chicago, Illinois 60606, with a copy to Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, Attention: David A. Sturms, Esq. or to any other address that the

Acquired [Trust]/[Company] or the Acquiring Fund shall have last designated by notice to the other party.

15.	Headings; Counterparts; Assignment; Limitation of Liability

15.1  The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired [Fund]/[Trust] and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4  References in this Agreement to the Acquiring Trust and the Acquired [Trust]/[Company] mean and refer to the Board members of the Acquiring Trust and the Acquired [Trust]/[Company] from time to time serving under its [Declaration of Trust]/[Articles of Incorporation] on file with the Secretary of State of [The Commonwealth of Massachusetts]/[the State of Maryland], as the same may be amended from time to time, pursuant to which the Acquiring Trust and the Acquired [Trust]/[Company] conducts its business. It is expressly agreed that the obligations of the Acquiring Trust and the Acquired [Trust]/[Company] hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Acquiring Trust and the Acquired [Trust]/[Company] or the Acquiring Fund [and the Acquired Fund] personally, but bind only the respective property of the Acquiring Fund [and the Acquired Fund], as provided in the Acquiring Trust and the Acquired [Trust]/[Company]’s [Declaration of Trust]/[Articles of Incorporation]. Moreover, no series of the Acquiring Trust and the Acquired [Trust]/[Company] other than the Acquiring Fund [and the Acquired Fund] shall be responsible for the obligations of the Acquiring Trust and the Acquired [Trust]/[Company] hereunder, and all persons shall look only to the assets of the Acquiring Fund [and the Acquired Fund] to satisfy the obligations of the Acquiring Trust and the Acquired [Trust]/[Company] hereunder. The execution and the delivery of this Agreement have been authorized by the Acquiring Trust’s and the Acquired [Trust]/[Company]’s Board members, on behalf of the Acquiring Fund [and the Acquired Fund], and this Agreement has been signed by authorized officers of the Acquiring Fund [and the Acquired Fund] acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the Acquiring Fund [and the Acquired Fund], as provided in the Acquiring Trust’s and the Acquired [Trust]/[Company]’s [Declaration of Trust]/[Articles of Incorporation].

Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to the Acquiring

Fund [or the Acquired Fund] shall constitute the obligations, agreements, representations and warranties of the Acquiring Fund [or the Acquired Fund] (the “Obligated Fund”), and in no event shall any other series of the Acquiring Trust and the Acquired [Trust]/[Company] or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.5  This Agreement shall be governed by, and construed and enforced in accordance with, the laws of [The Commonwealth of Massachusetts]/[the State of Maryland], without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	[CASH RESERVE FUND, INC., on behalf of Tax-Free Series]/[DWS ADVISOR FUNDS, on behalf of Tax Free Money Fund Investment]/[DWS TAX-FREE MONEY FUND]/[DWS MONEY FUNDS, on behalf of DWS Tax-Exempt Money Fund]

John Millette, Secretary	By:
Its:

Attest:	CASH ACCOUNT TRUST, on behalf of Tax-Exempt Portfolio

John Millette, Secretary	By:
Its:
AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTION 10.2 HERETO

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By:
Its:

EXHIBIT B

[INSERT FINANCIAL HIGHLIGHTS FOR CAT TEP DWS TAX-EXEMPT CASH INSTITUTIONAL SHARES]

B-1

Proxy card enclosed.

For more information, please call your Fund’s proxy solicitor,

Computershare Fund Services, Inc., at (866) 774-4940.

PO Box 9132 Hingham, MA 02043-9132

DWS ADVISOR FUNDS

TAX FREE MONEY FUND INVESTMENT

PROXY FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS

345 Park Avenue, 27th Floor, New York, New York 10154

[4:00 p.m.], Eastern time, on October 12, 2006

PROXY CARD

The undersigned hereby appoint(s) Philip J. Collora, Patricia DeFilippis, John Millette and Caroline Pearson, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated Joint Special Meeting of Shareholders, and at any and all adjournments or postponements thereof (the “Special Meeting”), on the matter set forth in the Notice of Joint Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting. Receipt of the Notice of Joint Special Meeting and the related Proxy Statement/Prospectus is hereby acknowledged.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: [ ]
999 9999 9999 999

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

VOTE ON THE INTERNET	VOTE BY PHONE	VOTE BY MAIL	VOTE IN PERSON
Log on to: https://vote.proxy-direct.com Follow the on-screen instructions available 24 hours	[ ] Follow the recorded instructions available 24 hours	Vote, sign and date this Proxy Card and return in the postage-paid envelope	Attend Shareholder Meeting 345 Park Avenue, 27th Floor New York, NY 10154 on October 12, 2006

If you vote on the Internet or by telephone, you need not return this proxy card.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example: ■

VOTE ON PROPOSAL:

	FOR	AGAINST	ABSTAIN

1.       Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of the Tax Free Money Fund Investment series of DWS Advisor Funds (“TFI”) to the Tax-Exempt Portfolio series of Cash Account Trust (“CAT TEP”), in exchange for shares of CAT TEP and the assumption by CAT TEP of all liabilities of TFI, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of TFI in complete liquidation and termination of TFI.

	☐	☐	☐

The appointed proxies will vote on any other business as may properly come before the Special Meeting.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE REQUIRED.

PO Box 9132 Hingham, MA 02043-9132	DWS MONEY FUNDS DWS TAX–EXEMPT MONEY FUND PROXY FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS 345 Park Avenue, 27th Floor, New York, New York 10154 [4:00 p.m.], Eastern time, on October 12, 2006	PROXY CARD

The undersigned hereby appoint(s) Philip J. Collora, Patricia DeFilippis, John Millette and Caroline Pearson, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated Joint Special Meeting of Shareholders, and at any and all adjournments or postponements thereof (the “Special Meeting”), on the matter set forth in the Notice of Joint Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting. Receipt of the Notice of Joint Special Meeting and the related Proxy Statement/Prospectus is hereby acknowledged.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: [ ]
999 9999 9999 999

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

VOTE ON THE INTERNET	VOTE BY PHONE	VOTE BY MAIL	VOTE IN PERSON
Log on to: https://vote.proxy-direct.com Follow the on-screen instructions available 24 hours	Call [ ] Follow the recorded instructions available 24 hours	Vote, sign and date this Proxy Card and return in the postage-paid envelope	Attend Shareholder Meeting 345 Park Avenue, 27th Floor New York, NY 10154 on October 12, 2006

If you vote on the Internet or by telephone, you need not return this proxy card.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example: ■

VOTE ON PROPOSAL:

	FOR	AGAINST	ABSTAIN

1.       Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of the DWS Tax-Exempt Money Fund series of DWS Money Funds (“DWS Tax-Exempt Fund”) to the Tax-Exempt Portfolio series of Cash Account Trust (“CAT TEP”), in exchange for shares of CAT TEP and the assumption by CAT TEP of all liabilities of DWS Tax-Exempt Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of DWS Tax-Exempt Fund in complete liquidation and termination of DWS Tax-Exempt Fund.

	☐	☐	☐

The appointed proxies will vote on any other business as may properly come before the Special Meeting.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE REQUIRED.

	DWS TAX-FREE MONEY FUND	PROXY CARD
PROXY FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS
345 Park Avenue, 27th Floor, New York, New York 10154
PO Box 9132	[4:00 p.m.], Eastern time, on October 12, 2006
Hingham, MA 02043-9132

The undersigned hereby appoint(s) Philip J. Collora, Patricia DeFilippis, John Millette and Caroline Pearson, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated Joint Special Meeting of Shareholders, and at any and all adjournments or postponements thereof (the “Special Meeting”), on the matter set forth in the Notice of Joint Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting. Receipt of the Notice of Joint Special Meeting and the related Proxy Statement/Prospectus is hereby acknowledged.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: [ ]
999 9999 9999 999

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

VOTE ON THE INTERNET	VOTE BY PHONE	VOTE BY MAIL	VOTE IN PERSON
Log on to: https://vote.proxy-direct.com Follow the on-screen instructions available 24 hours	[ ] Follow the recorded instructions available 24 hours	Vote, sign and date this Proxy Card and return in the postage-paid envelope	Attend Shareholder Meeting 345 Park Avenue, 27th Floor New York, NY 10154 on October 12, 2006

If you vote on the Internet or by telephone, you need not return this proxy card.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example: ■

VOTE ON PROPOSAL:

	FOR	AGAINST	ABSTAIN

1.      Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets DWS Tax-Free Money Fund (“DWS Tax-Free Fund”) to the Tax-Exempt Portfolio series of Cash Account Trust (“CAT TEP”), in exchange for shares of CAT TEP and the assumption by CAT TEP of all liabilities of DWS Tax-Free Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of DWS-Tax Free Fund in complete liquidation and termination of DWS-Tax Free Fund.

	☐	☐	☐

The appointed proxies will vote on any other business as may properly come before the Special Meeting.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE REQUIRED.

	CASH RESERVE FUND, INC.	PROXY CARD
TAX-FREE SERIES
PROXY FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS
PO Box 9132	345 Park Avenue, 27th Floor, New York, New York 10154
Hingham, MA 02043-9132	[4:00 p.m.], Eastern time, on October 12, 2006

The undersigned hereby appoint(s) Philip J. Collora, Patricia DeFilippis, John Millette and Caroline Pearson, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated Joint Special Meeting of Shareholders, and at any and all adjournments or postponements thereof (the “Special Meeting”), on the matter set forth in the Notice of Joint Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting. Receipt of the Notice of Joint Special Meeting and the related Proxy Statement/Prospectus is hereby acknowledged.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: [ ]
999 9999 9999 999

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

VOTE ON THE INTERNET	VOTE BY PHONE	VOTE BY MAIL	VOTE IN PERSON
Log on to: https://vote.proxy-direct.com Follow the on-screen instructions available 24 hours	[ ] Follow the recorded instructions available 24 hours	Vote, sign and date this Proxy Card and return in the postage-paid envelope	Attend Shareholder Meeting 345 Park Avenue, 27th Floor New York, NY 10154 on October 12, 2006

If you vote on the Internet or by telephone, you need not return this proxy card.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example: ■

VOTE ON PROPOSAL:

	FOR	AGAINST	ABSTAIN

1.      Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of the Tax-Free Series of Cash Reserve Fund, Inc. (“CRF Tax Free Fund”) to the Tax-Exempt Portfolio series of Cash Account Trust (“CAT TEP”), in exchange for shares of CAT TEP and the assumption by CAT TEP of all liabilities of CRF Tax Free Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of CRF Tax Free Fund in complete liquidation and termination of CRF Tax Free Fund.

	☐	☐	☐

The appointed proxies will vote on any other business as may properly come before the Special Meeting.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE REQUIRED.

CASH ACCOUNT TRUST – TAX-EXEMPT PORTFOLIO

PROSPECTUS FOR TAX-FREE INVESTMENT CLASS

DATED AUGUST 1, 2006

TO COME

CASH ACCOUNT TRUST – TAX-EXEMPT PORTFOLIO

PROSPECTUS FOR DWS TAX-EXEMPT CASH INSTITUTIONAL SHARES

DATED AUGUST 1, 2006

TO COME

CASH ACCOUNT TRUST – TAX-EXEMPT PORTFOLIO

PROSPECTUS FOR DWS TAX-FREE MONEY FUND CLASS S

DATED AUGUST 1, 2006

TO COME

CASH ACCOUNT TRUST – TAX-EXEMPT PORTFOLIO

PROSPECTUS FOR TAX-EXEMPT MONEY FUND SHARES

DATED AUGUST 1, 2006

TO COME

CASH RESERVE FUND, INC. – TAX-FREE SERIES

PROSPECTUS FOR CASH RESERVE TAX-FREE SHARES

DATED AUGUST 1, 2006

TO COME

CASH RESERVE FUND, INC. – TAX-FREE SERIES

PROSPECTUS FOR CASH RESERVE TAX-FREE INSTITUTIONAL SHARES

DATED AUGUST 1, 2006

TO COME

SCUDDER

INVESTMENTS

Supplement to the currently effective prospectuses of each of the funds listed below:

Effective February 6, 2006, Scudder Investments will change its name to DWS Scudder and the Scudder funds will be renamed DWS funds. The DWS Scudder name represents the alignment of Scudder with all of Deutsche Bank’s mutual fund operations around the globe as part of our continuing commitment to superior performance, innovative products and quality services. On February 6, 2006, the funds will be listed as part of the DWS fund family under the letter “D” in the mutual fund listing section of the newspapers. In addition, the Web site for all Scudder funds will change to www.dws-scudder.com.

The new fund names will be as follows:

Current Name	New Name, Effective February 6, 2006

Scudder Blue Chip Fund	DWS Blue Chip Fund
Scudder California Tax-Free Income Fund	DWS California Tax-Free Income Fund
Scudder Capital Growth Fund	DWS Capital Growth Fund
Scudder Cash Investment Trust	DWS Cash Investment Trust
Scudder Commodity Securities Fund	DWS Commodity Securities Fund
Scudder Dreman Concentrated Value Fund	DWS Dreman Concentrated Value Fund
Scudder Dreman Financial Services Fund	DWS Dreman Financial Services Fund
Scudder Dreman High Return Equity Fund	DWS Dreman High Return Equity Fund
Scudder Dreman Mid Cap Value Fund	DWS Dreman Mid Cap Value Fund

Scudder Dreman Small Cap Value Fund	DWS Dreman Small Cap Value Fund
Scudder EAFE Equity Index Fund	DWS EAFE Equity Index Fund
Scudder Equity 500 Index Fund	DWS Equity 500 Index Fund
Scudder Emerging Markets Fund	DWS Emerging Markets Equity Fund
Scudder Emerging Markets Income Fund	DWS Emerging Markets Fixed Income Fund
Scudder Fixed Income Fund	DWS Core Fixed Income Fund
Scudder Flag Investors Communications Fund, Inc.	DWS Communications Fund
Scudder Flag Investors Equity Partners Fund, Inc.	DWS Equity Partners Fund
Scudder Flag Investors Value Builder Fund, Inc.	DWS Value Builder Fund
Scudder Global Bond Fund	DWS Global Bond Fund
Scudder Global Discovery Fund	DWS Global Opportunities Fund
Scudder Global Fund	DWS Global Thematic Fund
Scudder GNMA Fund	DWS GNMA Fund
Scudder Gold and Precious Metals Fund	DWS Gold & Precious Metals Fund
Scudder Greater Europe Fund	DWS Europe Equity Fund
Scudder Growth and Income Fund	DWS Growth & Income Fund

Scudder Government & Agency Money Fund	DWS Government & Agency Money Fund
Scudder Health Care Fund	DWS Health Care Fund
Scudder High Income Fund	DWS High Income Fund
Scudder High Income Plus Fund	DWS High Income Plus Fund
Scudder High Yield Tax Free Fund	DWS High Yield Tax Free Fund
Scudder Inflation Protected Plus Fund	DWS Inflation Protected Plus Fund
Scudder Income Fund	DWS Core Plus Income Fund
Scudder Intermediate Tax/AMT Free Fund	DWS Intermediate Tax/AMT Free Fund
Scudder International Fund	DWS International Fund
Scudder International Equity Fund	DWS International Equity Fund
Scudder International Select Equity Fund	DWS International Select Equity Fund
Scudder Japanese Equity Fund	DWS Japan Equity Fund
Scudder Large Cap Value Fund	DWS Large Cap Value Fund
Scudder Large Company Growth Fund	DWS Large Company Growth Fund
Scudder Latin America Fund	DWS Latin America Equity Fund
Scudder Lifecycle Long Range Fund	DWS Lifecycle Long Range Fund
Scudder Limited Duration Plus Fund	DWS Short Duration Plus Fund
Scudder Managed Municipal Bond Fund	DWS Managed Municipal Bond Fund
Scudder Massachusetts Tax-Free Fund	DWS Massachusetts Tax-Free Fund
Scudder Micro Cap Fund	DWS Micro Cap Fund

Current Name	New Name, Effective February 6, 2006
Scudder Mid Cap Growth Fund	DWS Mid Cap Growth Fund
Scudder Money Market Fund	DWS Money Market Fund
Scudder Money Market Series	DWS Money Market Series
Scudder New York Tax-Free Income Fund	DWS New York Tax-Free Income Fund
Scudder Pacific Opportunities Fund	DWS Pacific Opportunities Equity Fund
Scudder Pathway Series: Conservative Portfolio	DWS Conservative Allocation Fund
Scudder Pathway Series: Growth Plus Portfolio	DWS Growth Plus Allocation Fund
Scudder Pathway Series: Growth Portfolio	DWS Growth Allocation Fund
Scudder Pathway Series: Moderate Portfolio	DWS Moderate Allocation Fund
Scudder Retirement Fund — Series VI	DWS Target 2006 Fund

Scudder Retirement Fund — Series VII	DWS Target 2008 Fund
Scudder RREEF Real Estate Securities Fund	DWS RREEF Real Estate Securities Fund
Scudder S&P 500 Index Fund	DWS S&P 500 Index Fund
Scudder Select 500 Fund	DWS Enhanced S&P 500 Index Fund
Scudder Short Duration Fund	DWS Short Duration Fund
Scudder Short Term Bond Fund	DWS Short Term Bond Fund
Scudder Short-Term Municipal Bond Fund	DWS Short-Term Municipal Bond Fund
Scudder Small Cap Growth Fund	DWS Small Cap Growth Fund
Scudder Small Company Stock Fund	DWS Small Cap Core Fund
Scudder Small Company Value Fund	DWS Small Cap Value Fund
Scudder Strategic Income Fund	DWS Strategic Income Fund
Scudder Target 2010 Fund	DWS Target 2010 Fund
Scudder Target 2011 Fund	DWS Target 2011 Fund
Scudder Target 2012 Fund	DWS Target 2012 Fund
Scudder Target 2013 Fund	DWS Target 2013 Fund

Scudder Target 2014 Fund	DWS Target 2014 Fund
Scudder Tax Advantaged Dividend Fund	DWS Equity Income Fund
Scudder Tax-Exempt Money Fund	DWS Tax-Exempt Money Fund
Scudder Tax Free Money Fund	DWS Tax Free Money Fund
Scudder Technology Fund	DWS Technology Fund
Scudder Total Return Fund	DWS Balanced Fund
Scudder U.S. Bond Index Fund	DWS U.S. Bond Index Fund
Scudder U.S. Government Securities Fund	DWS U.S. Government Securities Fund
Scudder U.S. Treasury Money Fund	DWS U.S. Treasury Money Fund

Also effective February 6, 2006, the Scudder service providers to the funds will change their names. The new service provider names will be as follows:

Current Name	New Name, Effective February 6, 2006
Scudder Distributors, Inc.	DWS Scudder Distributors, Inc.
Scudder Fund Accounting Corporation	DWS Scudder Fund Accounting Corporation
Scudder Investments Service Company	DWS Scudder Investments Service Company
Scudder Service Corporation	DWS Scudder Service Corporation
Scudder Trust Company	DWS Trust Company

Scudder Total Return Fund only:

Effective February 6, 2006 and under the fund’s new name, DWS Balanced Fund, the following supplements the disclosure in the third paragraph of “The Fund’s Main Investment Strategy” section of the prospectuses:

The fund normally invests approximately 60% of its net assets in common stocks and other equity securities and approximately 40% of its net assets in fixed-income securities, including lower-quality debt securities. These percentages will fluctuate in response to changing market conditions, but the fund will at all times invest at least 25% of net assets in fixed-income senior securities.

Please Retain This Supplement for Future Reference

December 31, 2005

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

OF EACH OF THE LISTED FUNDS:

DWS Dreman Financial Services Fund

Investors Cash Trust:

Government & Agency Securities Portfolio

DWS Government & Agency Money Fund

DWS Tax-Exempt Money Fund

Deutsche Investment Management Americas Inc., the advisor of the above-noted funds (the “Advisor”), is proposing the following mergers as part of the Advisor’s initiative to restructure and streamline the family of DWS funds. In the chart below the Acquired Funds on the left are proposed to be merged into the Acquiring Funds on the right.

Acquired Funds	Acquiring Funds
DWS Dreman Financial Services Fund	DWS Dreman High Return Equity Fund
Investors Cash Trust: Government &	Cash Account Trust: Government &
Agency Securities Portfolio	Agency Securities Portfolio
DWS Government & Agency Money Fund	Cash Account Trust: Government & Agency Securities Portfolio
DWS Tax-Exempt Money Fund	Cash Account Trust: Tax-Exempt Portfolio

Completion of each merger is subject to a number of conditions, including final approval by each Fund’s Board and approval by shareholders of the Acquired Fund at a shareholder meeting expected to be held on or about October 12, 2006. Prior to the shareholder meeting, shareholders of each Acquired Fund will receive (i) a Proxy Statement/Prospectus describing in detail the proposed merger and the Board’s considerations in recommending that shareholders approve the merger, (ii) a proxy card(s) and instructions on how to submit your vote, and (iii) a Prospectus for the applicable Acquiring Fund.

Please Retain This Supplement for Future Reference

May 12, 2006	[Logo]DWS SCUDDER Deutsche Bank Group

SCUDDER

INVESTMENTS

Supplement to the currently effective Class AARP prospectuses of each of the listed funds below:

On December 31, 2005, the contractual relationship between Scudder Investments and AARP will come to an end. As a result, the funds will no longer be part of the AARP Investment Program and the AARP name and logo will be phased out in early 2006. The funds will continue to be managed by Deutsche Asset Management and its affiliates.

In addition, effective February 6, 2006, Scudder Investments will change its name to DWS Scudder and the Scudder funds will be renamed DWS funds. The DWS Scudder name represents the alignment of Scudder with all of Deutsche Bank’s mutual fund operations around the globe as part of our continuing commitment to superior performance, innovative products and quality services. On February 6, 2006, the funds will be listed as part of the DWS fund family under the letter “D” and still listed under the AARP share class in the mutual fund listing section of the newspapers. In addition, the Web site for all Scudder funds will change to www.dws-scudder.com. The Web site address aarp.scudder.com will also be available through April 30, 2006.

The new fund names will be as follows:

Current Name	New Name, Effective February 6, 2006
Scudder Capital Growth Fund	DWS Capital Growth Fund
Scudder Cash Investment Trust	DWS Cash Investment Trust
Scudder Emerging Markets Fund	DWS Emerging Markets Equity Fund
Scudder Emerging Markets Income Fund	DWS Emerging Markets Fixed Income Fund
Scudder Global Bond Fund	DWS Global Bond Fund
Scudder Global Discovery Fund	DWS Global Opportunities Fund
Scudder Global Fund	DWS Global Thematic Fund
Scudder GNMA Fund	DWS GNMA Fund
Scudder Gold and Precious Metals Fund	DWS Gold & Precious Metals Fund
Scudder Greater Europe Fund	DWS Europe Equity Fund
Scudder Growth and Income Fund	DWS Growth & Income Fund
Scudder Health Care Fund	DWS Health Care Fund
Scudder High Income Plus Fund	DWS High Income Plus Fund
Scudder High Yield Tax Free Fund	DWS High Yield Tax Free Fund
Scudder Income Fund	DWS Core Plus Income Fund
Scudder Intermediate Tax/AMT Free Fund	DWS Intermediate Tax/AMT Free Fund
Scudder International Fund	DWS International Fund
Scudder Large Cap Value Fund	DWS Large Cap Value Fund
Scudder Large Company Growth Fund	DWS Large Company Growth Fund
Scudder Latin America Fund	DWS Latin America Equity Fund
Scudder Managed Municipal Bond Fund	DWS Managed Municipal Bond Fund
Scudder Massachusetts Tax-Free Fund	DWS Massachusetts Tax-Free Fund
Scudder Mid Cap Growth Fund	DWS Mid Cap Growth Fund
Scudder Money Market Series	DWS Money Market Series
Scudder Pacific Opportunities Fund	DWS Pacific Opportunities Equity Fund
Scudder Pathway Series: Conservative Portfolio	DWS Conservative Allocation Fund
Scudder Pathway Series: Growth Portfolio	DWS Growth Allocation Fund
Scudder Pathway Series: Moderate Portfolio	DWS Moderate Allocation Fund

Current Name	New Name, Effective February 6, 2006
Scudder S&P 500 Index Fund	DWS S&P 500 Index Fund
Scudder Select 500 Fund	DWS Enhanced S&P 500 Index Fund
Scudder Short Term Bond Fund	DWS Short Term Bond Fund
Scudder Small Cap Growth Fund	DWS Small Cap Growth Fund
Scudder Small Company Stock Fund	DWS Small Cap Core Fund
Scudder Tax Free Money Fund	DWS Tax Free Money Fund
Scudder Technology Fund	DWS Technology Fund
Scudder Total Return Fund	DWS Balanced Fund
Scudder U.S. Treasury Money Fund	DWS U.S. Treasury Money Fund

Also effective February 6, 2006, the Scudder service providers to the funds will change their names. The new service provider names will be as follows:

Current Name	New Name, Effective February 6, 2006
Scudder Distributors, Inc.	DWS Scudder Distributors, Inc.
Scudder Fund Accounting Corporation	DWS Scudder Fund Accounting Corporation
Scudder Investments Service Company	DWS Scudder Investments Service Company
Scudder Service Corporation	DWS Scudder Service Corporation
Scudder Trust Company	DWS Trust Company

Scudder Total Return Fund only:

Effective February 6, 2006 and under the fund’s new name, DWS Balanced Fund, the following supplements the disclosure in the third paragraph of “The Fund’s Main Investment Strategy” section of the prospectuses:

The fund normally invests approximately 60% of its net assets in common stocks and other equity securities and approximately 40% of its net assets in fixed-income securities, including lower-quality debt securities. These percentages will fluctuate in response to changing market conditions, but the fund will at all times invest at least 25% of net assets in fixed-income senior securities.

Please Retain This Supplement for Future Reference

December 31, 2005

MAY 1, 2006

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS OF EACH OF THE LISTED FUNDS

DWS High Income Fund

DWS High Income Plus Fund

The following information supplements or replaces similar disclosure in each of the following funds’ currently effective prospectuses:

A complete list of each fund’s portfolio holdings is posted on www.dws-scudder.com as of each calendar quarter-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. Each fund’s Statement of Additional Information includes a description of a fund’s policies and procedures with respect to the disclosure of a fund’s portfolio holdings.

The following information supplements or replaces similar disclosure in each of the following funds’ currently effective prospectuses:

DWS California Tax Free Income Fund	DWS Inflation Protected Plus Fund	DWS Short Duration Fund
DWS Core Fixed Income Fund	DWS Intermediate Tax/AMT Free Fund	DWS Short Duration Plus Fund
DWS Emerging Markets Fixed Income Fund	DWS Managed Municipal Bond Fund	DWS Short-Term Municipal Bond Fund
DWS Global Bond Fund	DWS Massachusetts Tax-Free Fund	DWS Strategic Income Fund
DWS GNMA Fund	DWS New York Tax-Free Income Fund	DWS U.S. Government Securities Fund
DWS High Yield Tax Free Fund

A complete list of each fund’s portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. Each fund’s Statement of Additional Information includes a description of a fund’s policies and procedures with respect to the disclosure of a fund’s portfolio holdings.

ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]

Deutsche Bank Group

The following information supplements or replaces similar disclosure in each of the following funds’ currently effective prospectuses:

DWS Balanced Fund	DWS Gold & Precious Metals Fund	DWS Money Market Series
DWS Blue Chip Fund	DWS Government & Agency Money Fund	DWS Money Market Fund
DWS Capital Growth Fund	DWS Growth & Income Fund	DWS Pacific Opportunities Equity Fund
DWS Cash Investment Trust	DWS Growth Allocation Fund	DWS Small Cap Core Fund
DWS Commodity Securities Fund	DWS Growth Plus Allocation Fund	DWS Small Cap Growth Fund
DWS Conservative Allocation Fund	DWS Health Care Fund	DWS Small Cap Value Fund
DWS Dreman Concentrated Value Fund	DWS International Equity Fund	DWS Target 2006 Fund
DWS Dreman Financial Services Fund	DWS International Fund	DWS Target 2008 Fund
DWS Dreman High Return Equity Fund	DWS International Select Equity Fund	DWS Target 2010 Fund
DWS Dreman Mid Cap Value Fund	DWS Japan Equity Fund	DWS Target 2011 Fund
DWS Dreman Small Cap Value Fund	DWS Large Cap Value Fund	DWS Target 2012 Fund
DWS Emerging Markets Equity Fund	DWS Large Company Growth Fund	DWS Target 2013 Fund
DWS Enhanced S&P 500 Index Fund	DWS Latin America Equity Fund	DWS Target 2014 Fund
DWS Equity Income Fund	DWS Lifecycle Long Range Fund	DWS Tax-Exempt Money Fund
DWS Equity Partners Fund	DWS Micro Cap Fund	DWS Tax Free Money Fund
DWS Europe Equity Fund	DWS Mid Cap Growth Fund	DWS U.S. Treasury Money Fund
DWS Global Opportunities Fund	DWS Moderate Allocation Fund	DWS Technology Fund
	DWS Global Thematic Fund	DWS Value Builder Fund

A complete list of each fund’s portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, each fund’s top ten holdings and other information about each fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Each fund’s Statement of Additional Information includes a description of a fund’s policies and procedures with respect to the disclosure of a fund’s portfolio holdings.

Please Retain This Supplement for Future Reference

May 1, 2006=

SCUDDER

INVESTMENTS

Supplement to the currently effective prospectuses of each of the funds listed below:

Scudder Blue Chip Fund

Scudder California Tax-Free Income Fund

Scudder Capital Growth Fund

Scudder Cash Investment Trust

Scudder Commodity Securities Fund

Scudder-Dreman Concentrated Value Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Mid Cap Value Fund

Scudder-Dreman Small Cap Value Fund

Scudder EAFE(R) Equity Index Fund

Scudder Emerging Markets Fund

Scudder Emerging Markets Income Fund

Scudder Equity 500 Index Fund

Scudder Fixed Income Fund

Scudder Flag Investors Communications Fund, Inc.

Scudder Flag Investors Equity Partners Fund, Inc.

Scudder Flag Investors Value Builder Fund, Inc.

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Global Fund

Scudder GNMA Fund

Scudder Gold and Precious Metals Fund

Scudder Government & Agency Money Fund

Scudder Greater Europe Fund

Scudder Growth and Income Fund

Scudder Health Care Fund

Scudder High Income Fund

Scudder High Income Plus Fund

Scudder High Yield Tax Free Fund

Scudder Income Fund

Scudder Inflation Protected Plus Fund

Scudder Intermediate Tax/AMT Free Fund

Scudder International Equity Fund

Scudder International Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Large Cap Value Fund

Scudder Large Company Growth Fund

Scudder Latin America Fund

Scudder Lifecycle Long Range Fund

Scudder Limited Duration Plus Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Micro Cap Fund

Scudder Mid Cap Growth Fund

Scudder Money Market Fund

Scudder Money Market Series

Scudder New York Tax-Free Income Fund

Scudder Pacific Opportunities Fund

Scudder Pathway Series: Conservative Portfolio

Scudder Pathway Series: Growth Plus Portfolio

Scudder Pathway Series: Growth Portfolio

Scudder Pathway Series: Moderate Portfolio

Scudder Retirement Fund — Series VI

Scudder Retirement Fund — Series VII

Scudder RREEF Real Estate Securities Fund

Scudder S&P 500 Index Fund

Scudder Select 500 Fund

Scudder Short Duration Fund

Scudder Short-Term Bond Fund

Scudder Short-Term Municipal Bond Fund

Scudder Small Cap Growth Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Strategic Income Fund

Scudder Target 2010 Fund

Scudder Target 2011 Fund

Scudder Target 2012 Fund

Scudder Target 2013 Fund

Scudder Target 2014 Fund

Scudder Tax Advantaged Dividend Fund

Scudder Tax Free Money Fund

Scudder Tax-Exempt Money Fund

Scudder Technology Fund

Scudder Total Return Fund

Scudder U.S. Bond Index Fund

Scudder U.S. Government Securities Fund

Scudder U.S. Treasury Money Fund

Market Timing Related Regulatory and Litigation Matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The Funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder Funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the Funds’ investment advisors and their affiliates, and certain individuals, including in some cases Fund Trustees/Directors, officers, and other parties. Each Scudder Fund’s investment advisor has agreed to indemnify the applicable Scudder Funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the Funds or their advisors.

With respect to the lawsuits, based on currently available information, the Funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder Funds.

With respect to the regulatory matters, Deutsche Asset Management (“DeAM”) has advised the Funds as follows:

DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the Scudder Funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission (the “SEC”), the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected Scudder Funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the Scudder Funds will be named as respondents or defendants in any proceedings. The Funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the Scudder Funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain Scudder Funds and (ii) by failing more generally to take adequate measures to prevent market timing in the Scudder Funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche Fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent trustees of the Scudder Funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at scudder.com/regulatory settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other Regulatory Matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM’s practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain Scudder Funds to broker-dealers that sold shares in the Scudder Funds and provided enhanced marketing and distribution for shares in the Scudder Funds. In addition, on January 13, 2006, Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding Scudder Distributors’ payment of non-cash compensation to associated persons of NASD member firms, as well as Scudder Distributors’ procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at scudder.com/regulatory settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Please Retain This Supplement for Future Reference

January 27, 2006

Supplement to the currently effective prospectus

DWS Cash Investment Trust — Class S Shares

DWS Intermediate Tax/AMT Free Fund — Class S Shares

DWS Massachusetts Tax–Free Fund — Class S Shares

DWS Short Term Bond Fund — Class S Shares

DWS Tax–Free Money Fund — Class S Shares

DWS US Treasury Money Fund —Class S Shares

DWS Money Market Series:

Premium Class S Shares Prime Reserve Class S Shares Managed Shares

The following information supplements the “Policies You Should Know About” section of each fund’s prospectus:

Effective on or about May 8, 2006, the fund will accept Automated Clearing House (“ACH”) debit entries for accounts that have elected the checkwriting redemption privilege. Upon receipt of an ACH debit entry referencing your account number, you authorize us to redeem fund shares in your account to pay the entry to the third party originating the debit. Your fund account statement will show all ACH debit entries in your account. In case of errors or questions about your transactions or pre–authorized transfers please telephone 1–800–728–3337 or write (DWS Scudder, PO Box 219669 Kansas City, MO 64121–9669) the Shareholder Service Agent as soon as possible. You must contact the Shareholder Service Agent within sixty (60) days of the fund sending you the first fund account statement on which an improper charge appears.

Please Retain This Supplement for Future Reference

April 28, 2006

SCUDDER

INVESTMENTS

Scudder Money Funds

Prospectus

December 1, 2005
Scudder Money Market Fund
Scudder Government & Agency Money Fund
Scudder Tax-Exempt Money Fund

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents

How the Funds Work

4	Scudder Money Market Fund

10	Scudder Government & Agency Money Fund

15	Scudder Tax-Exempt Money Fund

21	Other Policies and Risks

22	Who Manages and Oversees the Funds

25	Financial Highlights

How to Invest in the Funds

29	How to Buy Shares

31	How to Sell Shares

32	Policies You Should Know About

40	Understanding Distributions and Taxes

How the Funds Work

These funds are money funds, meaning that they seek to maintain a stable $1.00 share price to preserve the value of your investment.

Each fund takes its own approach to money market investing. Scudder Money Market Fund emphasizes yield through a more diverse universe of investments, while Scudder Government & Agency Money Fund emphasizes government securities. Scudder Tax-Exempt Money Fund invests for income that is free from federal income taxes.

Remember that money funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices aren’t guaranteed, so be aware that you could lose money by investing in them.

	ticker symbol	KMMXX
	fund number	6
Scudder Money Market Fund

The Fund’s Main Investment Strategy

The fund seeks maximum current income to the extent consistent with stability of principal. The fund pursues its goal by investing exclusively in high quality, short-term securities, as well as repurchase agreements that are backed by high quality securities.

While the fund’s advisor gives priority to earning income and maintaining the value of the fund’s principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change or an issuer’s creditworthiness changes.

The fund seeks to achieve its goal of current income by investing in high quality money market securities and maintains a dollar-weighted average maturity of 90 days or less. The fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940 (“1940 Act”). The fund follows two policies designed to maintain a stable share price:

•	Fund securities are denominated in US dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

•	The fund buys US government debt obligations, money market instruments and other debt obligations that at the time of purchase:

•	have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

•	have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

•	are unrated, but are determined to be of comparable quality by the advisor; or

•	have no short-term rating, but are rated in one of the top three highest long-term rating categories, and are determined to be of comparable quality by the advisor.

4

Principal investments

The fund may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate. These include:

•	Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money fund may be specifically structured so that they are eligible investments for money funds. For example, some securities have features which have the effect of shortening the security’s maturity.

•	US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US government.

•	Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

•	Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The fund may invest more than 25% of its total assets in bank obligations. The fund may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with the portfolio managers, the credit team screens potential securities and develops a list of those that the fund may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the fund’s exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

5

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you get from the fund or cause the fund’s performance to trail that of other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the fund limits the dollar-weighted average maturity of the securities held by the fund to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security’s issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the fund only buys high quality securities with minimal credit risk. Also, the fund only buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer’s creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the fund invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the fund invests will not perform as expected. This could cause the fund’s returns to lag behind those of similar money market funds.

6

Repurchase Agreement Risk. A repurchase agreement exposes the fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the fund can lose money because:

•	it cannot sell the securities at the agreed-upon time and price; or

•	the securities lose value before they can be sold.

The fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Concentration Risk. Because the fund may invest more than 25% of its total assets in bank obligations, it may be vulnerable to setbacks in that industry. Banks are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.

Prepayment Risk. When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, the fund may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the fund’s income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn’t guaranteed and you could lose money by investing in the fund.

7

The Fund’s Performance History

While a fund’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the total returns for the fund have varied from year to year, which may give some idea of risk. The table shows how the fund’s returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

As of December 31, 2004, the fund’s 7-day yield was 1.71%. To learn the current 7-day yield, investors may call 1-800-621-1048 or visit the Scudder Funds Web site at www.scudder.com.

The 7-day yield, which is often referred to as the “current yield,” is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. The “total return” of the fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the fund over a given period.

Scudder Money Market Fund

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1995	5.67
1996	5.23
1997	5.36
1998	5.27
1999	4.97
2000	6.26
2001	3.91
2002	1.49
2003	0.81
2004	0.96

2005 Total Return as of September 30: 1.94%

For the periods included in the bar chart:

Best Quarter: 1.60%, Q3 2000	Worst Quarter: 0.17%, Q4 2003

Average Annual Total Returns (%) as of 12/31/2004

1 Year	5 Years	10 Years
0.96	2.66	3.97

Total return for 2001 includes the effect of a voluntary capital contribution from the advisor. Without this contribution, the total returns would have been lower.

In addition, total returns for 2001 would have been lower if operating expenses hadn’t been reduced.

8

How Much Investors Pay

This is a no-load fund. It has no sales charges or other shareholder fees. The fund does have annual operating expenses, and as a shareholder you pay them indirectly. The fee table describes the expenses you may pay if you buy and hold shares of this fund.

Fee Table

Shareholder Fees, paid directly from your investment	None
Annual Operating Expenses, deducted from fund assets Management Fee(1)	0.26%
Distribution/Service (12b-1) Fee	None
Other Expenses(2)	0.20
Total Annual Operating Expenses(3)	0.46

(1)	Restated and estimated to reflect the consummation of a merger on June 13, 2005.

(2)	Includes costs of shareholder services, custody and similar expenses, which may vary with fund size and other factors.

(3)	Through November 30, 2008, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total annual operating expenses at 0.47%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and trustee and trustee counsel fees.

Based on the costs above, this example helps you compare the fund’s expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

1 Year	3 Years	5 Years	10 Years
$47	$148	$258	$579

9

	ticker symbol fund number	KEGXX 11

Scudder Government & Agency Money Fund

The Fund’s Main Investment Strategy

The fund seeks maximum current income to the extent consistent with stability of principal.

The fund pursues its goal by investing exclusively in:

•	short-term securities that are issued or guaranteed by the US government or its agencies or instrumentalities

•	repurchase agreements backed by obligations of such securities

While the fund’s advisor gives priority to earning income and maintaining the value of the fund’s principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change.

The securities the fund may buy range from US Treasury obligations which are backed by the full faith and credit of the US government, to securities of issuers such as the Federal Home Loan Bank that carry no government guarantees. The fund may invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates). The fund maintains a dollar-weighted average maturity of 90 days or less. Fund securities are denominated in US dollars and have remaining maturities of 397 days (approximately 13 months) or less at the time of purchase. The fund may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase. The fund is managed in accordance with Rule 2a-7 under the 1940 Act.

Principal investments

The fund primarily invests in the following types of investments:

•	US Treasury bills, notes, bonds and other obligations issued by the US government, its agencies and instrumentalities.

•	Repurchase agreements for which the fund buys securities at one price with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

10

The fund may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with the portfolio managers, the credit team screens potential securities and develops a list of those that the fund may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the fund’s exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you get from the fund or cause the fund’s performance to trail that of other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the fund limits the dollar-weighted average maturity of the securities held by the fund to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities may vary as interest rates decrease or increase. Because of the fund’s high credit standards, its yield may be lower than the yields of money funds that do not invest primarily in US government and agency securities.

Credit Risk. If a portfolio security declines in credit quality or goes into default, it could hurt the fund’s performance. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Other securities are backed by the full faith and credit of the US government.

11

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the fund invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the fund invests will not perform as expected. This could cause the fund’s returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the fund can lose money because:

•	it cannot sell the securities at the agreed-upon time and price; or

•	the securities lose value before they can be sold.

The fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn’t guaranteed and you could lose money by investing in the fund.

12

The Fund’s Performance History

While a fund’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the total returns for the fund have varied from year to year, which may give some idea of risk. The table shows how the fund’s returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

As of December 31, 2004, the fund’s 7-day yield was 1.70%. To learn the current 7-day yield, investors may call 1-800-621-1048 or visit the Scudder Funds Web site at www.scudder.com.

The 7-day yield, which is often referred to as the “current yield,” is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. The “total return” of the fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the fund over a given period.

Scudder Government & Agency Money Fund

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1995	5.71
1996	5.21
1997	5.32
1998	5.18
1999	4.80
2000	6.15
2001	3.85
2002	1.47
2003	0.76
2004	0.92

2005 Total Return as of September 30: 1.93%

For the periods included in the bar chart:

Best Quarter: 1.58%, Q3 2000	Worst Quarter: 0.16%, Q1 2004

Average Annual Total Returns (%) as of 12/31/2004

1 Year	5 Years	10 Years
0.92	2.61	3.92

Total returns for 2001 would have been lower if operating expenses hadn’t been reduced.

13

How Much Investors Pay

This is a no-load fund. It has no sales charges or other shareholder fees. The fund does have annual operating expenses, and as a shareholder you pay them indirectly. The fee table describes the expenses you may pay if you buy and hold shares of this fund.

Fee Table
Shareholder Fees, paid directly from your investment	None
Annual Operating Expenses, deducted from fund assets Management Fee(1)	0.26%
Distribution/Service (12b-1) Fee	None
Other Expenses(2)	0.21
Total Annual Operating Expenses	0.47
Less Expense Waiver/Reimbursements	0.02
Net Annual Fund Operating Expenses(3)	0.45

(1)	Restated and estimated to reflect the consummation of a merger on June 13, 2005.

(2)	Includes costs of shareholder services, custody and similar expenses, which may vary with fund size and other factors.

(3)	Through November 30, 2008, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total annual operating expenses at 0.45%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and trustee and trustee counsel fees.

Based on the costs above (including one year of capped expenses in the “1 Year” period and three years of capped expenses in each of the “3 Years,” “5 Years” and “10 Years” periods), this example helps you compare the fund’s expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

1 Year	3 Years	5 Years	10 Years
$46	$144	$257	$585

14

	ticker symbol	KXMXX
	fund number	29
Scudder Tax-Exempt Money Fund

The Fund’s Main Investment Strategy

The fund seeks maximum current income that is exempt from federal income taxes to the extent consistent with stability of principal.

The fund pursues its goal by normally investing at least 80% of total assets in high quality, short-term municipal securities. The income from these securities is free from regular federal income tax and from alternative minimum tax (AMT).

This fund is designed for investors in a moderate to high tax bracket who are interested in federally tax-free income along with the liquidity and stability that a money fund is designed to offer.

While the fund’s advisor gives priority to earning income and maintaining the value of the fund’s principal at $1.00 per share, all money market instruments can change in value when interest rates change or an issuer’s creditworthiness changes.

The fund seeks to achieve its goal of current income by investing in high quality, short-term municipal obligations and maintains a dollar-weighted average maturity of 90 days or less. The fund is managed in accordance with Rule 2a-7 under the 1940 Act. The fund follows two policies designed to maintain a stable share price:

•	Fund securities are denominated in US dollars and generally have remaining maturities of 397 days (approximately 13 months) or less at the time of purchase. The fund may also invest in securities that have features that reduce their effective maturities to 397 days or less at the time of purchase;

•	The fund buys short-term municipal obligations that at the time of purchase:

•	have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

•	have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

•	are unrated, but are determined to be of comparable quality by the advisor; or

•	have no short-term rating, but are rated in one of the top two highest long-term rating categories, and are determined to be of comparable quality by the advisor.

15

Principal investments

The fund primarily invests in the following types of investments:

•	Municipal trust receipts (“MTRs”). MTRs are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership coupled with a conditional right to sell, or put, the holder’s interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The fund may invest up to 35% of its net assets in MTRs.

•	General obligation notes and bonds, which an issuer backs with its full faith and credit. That means the government entity will repay the bond out of its general tax revenues.

•	Revenue notes and bonds, which are payable from specific revenue sources. These are often tied to the public works project the bonds are financing, but are not generally backed by the issuer’s taxing power.

•	Tax-exempt commercial paper, which is tax-exempt obligations of borrowers that generally mature in 270 days or less.

•	Short-term municipal notes, such as tax anticipation notes, that are issued in anticipation of the receipt of tax revenues.

•	Municipal obligations, backed by letters of credit (a document issued by a bank guaranteeing the issuer’s payments for a stated amount), general bank guarantees or municipal bond insurance.

•	Floating rate bonds whose interest rates vary with changes in specified market rates or indexes. The fund may invest in high quality floating rate bonds with maturities of one year or more if it has the right to sell them back at their face value within 397 days of purchase.

•	Private activity bonds, which are revenue bonds that finance non-governmental activities, such as private industry construction and industrial development bonds. The fund may invest more than 25% of its total assets in industrial development bonds. Note that the interest on these bonds may be subject to local, state and federal income taxes, including the AMT.

16

Working in consultation with the portfolio managers, the credit team screens potential securities and develops a list of those that the fund may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the fund’s exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you get from the fund or cause the fund’s performance to trail that of other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the fund limits the dollar-weighted average maturity of the securities held by the fund to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security’s issuer will default, or fail to meet its payment obligations. For example, industrial development bonds are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the fund only buys high quality securities with minimal credit risk. Also, the fund buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer’s creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation.

17

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the fund invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the fund invests will not perform as expected. This could cause the fund’s returns to lag behind those of similar money market funds.

Municipal Trust Receipts Risk. The fund’s investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the fund.

Special Tax Features. Political or legal actions could change the tax-exempt status of the fund’s dividends. Also, to the extent that the fund invests in taxable securities, a portion of its income would be subject to regular federal income taxation.

Temporary Defensive Position. In response to adverse political, economic or market events, the fund may adopt a temporary defensive position in which it places more than 100% of the fund’s assets in high quality money market investments that are subject to Federal income tax. To the extent that the fund might do so, it may not meet its goal of a high level of current tax-free income.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn’t guaranteed and you could lose money by investing in the fund.

18

The Fund’s Performance History

While a fund’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the total returns for the fund have varied from year to year, which may give some idea of risk. The table shows how the fund’s returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

As of December 31, 2004, the fund’s taxable equivalent yield was 1.47%. To learn the current yield, investors may call 1-800-621-1048 or visit the Scudder Funds Web site at www.scudder.com.

The taxable equivalent yield demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to a fund’s tax-free yield. Yield is the income generated by a fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. The “total return” of a fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the fund over a given period.

Scudder Tax-Exempt Money Fund

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1995	3.74
1996	3.33
1997	3.44
1998	3.31
1999	3.01
2000	3.92
2001	2.56
2002	1.12
2003	0.70
2004	0.85

2005 Total Return as of September 30: 1.44%

For the periods included in the bar chart:

Best Quarter: 1.02%, Q4 2000 Worst Quarter: 0.13%, Q3 2003

Average Annual Total Returns (%) as of 12/31/2004

1 Year	5 Years	10 Years
0.85	1.82	2.59

Total returns for 2001 would have been lower if operating expenses hadn’t been reduced.

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How Much Investors Pay

This is a no-load fund. It has no sales charges or other shareholder fees. The fund does have annual operating expenses, and as a shareholder you pay them indirectly. The fee table describes the expenses you may pay if you buy and hold shares of this fund.

Fee Table
Shareholder Fees, paid directly from your investment	None
Annual Operating Expenses, deducted from fund assets
Management Fee(1)	0.26%
Distribution/Service (12b-1) Fee	None
Other Expenses(2)	0.13
Total Annual Operating Expenses(3)	0.39

(1)	Restated and estimated to reflect the consummation of a merger on June 13, 2005.

(2)	Includes costs of shareholder services, custody and similar expenses, which may vary with fund size and other factors.

(3)	Through November 30, 2008, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total annual operating expenses at 0.40%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and trustee and trustee counsel fees.

Based on the costs above, this example helps you compare the fund’s expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

1 Year	3 Years	5 Years	10 Years
$40	$125	$219	$493

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Other Policies and Risks

While the sections on the previous pages describe the main points of each fund’s strategy and risks, there are some other issues to know about:

•	Although major changes tend to be infrequent, each fund’s Board could change that fund’s investment goal without seeking shareholder approval. However, Scudder Tax-Exempt Money Fund’s policy of investing at least 80% of total assets in high quality, short-term municipal securities cannot be changed without shareholder approval. The Board will provide shareholders with at least 60 days’ notice prior to making any changes to Scudder Government & Agency Money Fund’s policy of investing exclusively in short-term securities that are issued or guaranteed by the US government or its agencies or instrumentalities and repurchase agreements backed by these securities.

For more information

This prospectus doesn’t tell you about every policy or risk of investing in the funds.

If you want more information on a fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Each fund’s complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be not more than three months). Each fund’s Statement of Additional Information includes a description of each fund’s policies and procedures with respect to the disclosure of each fund’s portfolio holdings.

21

Who Manages and Oversees the Funds

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. (“DeIM”), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The investment advisor

DeIM, which is part of Deutsche Asset Management, is the investment advisor for each fund. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes each fund’s investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeIM receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund’s average daily net assets:

Fund Name	Fee Paid
Scudder Money Market Fund	0.28%
Scudder Government & Agency Money Fund	0.28%
Scudder Tax-Exempt Money Fund	0.28%

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Effective June 13, 2005, the funds pay a monthly investment management fee, based on the combined average daily net assets of each fund, computed and accrued daily and payable monthly, at (1)/12 of the annual rates shown below:

Combined Average Daily Net Assets	Fee Rate
0 - $215 million	0.500%
Next $335,000,000	0.375%
Next $250,000,000	0.300%
Next $800,000,000	0.250%
Next $800,000,000	0.240%
Next $800,000,000	0.230%
Over $3.2 billion	0.220%

The portfolio managers

A group of investment professionals is responsible for the day-to-day management of each fund. These investment professionals have a broad range of experience in managing money funds.

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Regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds’ advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds’ investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

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Financial Highlights

These tables are designed to help you understand each fund’s financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with each fund’s financial statements, is included in that fund’s annual report (see “Shareholder reports” on the back cover).

Scudder Money Market Fund

Years Ended July 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	.019	.007	.011	.02	.05
Distributions from net investment income	(.019)	(.007)	(.011)	(.02)	(.05)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)	1.95	.71	1.11	2.01	5.54	^a,^b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in millions)	3,392	3,432	4,117	4,978	5,787
Ratio of expenses before expense reductions (%)	.48	.43	.43	.44	.42	^c
Ratio of expenses after expense reductions (%)	.48	.43	.43	.44	.41	^c
Ratio of net investment income (%)	1.91	.72	1.12	2.01	5.38

^a	Total return for the year ended July 31, 2001 includes the effect of a voluntary capital contribution from the Advisor. Without this contribution, the total return would have been lower.

^b	Total return would have been lower had certain expenses not been reduced.

^c	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 0.41% and 0.41%, respectively.

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Scudder Government & Agency Money Fund

Years Ended July 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of	$1.00	$1.00	$1.00	$1.00	$1.00
period
Net investment income	.019	.007	.011	.02	.05
Distributions from net investment income	(.019)	(.007)	(.011)	(.02)	(.05)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)	1.92	.67	1.07	1.96	5.44	^a

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in millions)	442	401	503	614	751
Ratio of expenses before expense reductions (%)	.49	.45	.43	.43	.41	^b
Ratio of expenses after expense reductions (%)	.49	.45	.43	.43	.40	^b
Ratio of net investment income (%)	1.88	.69	1.09	1.98	5.27

^a	Total return would have been lower had certain expenses not been reduced.

^b	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 0.40% and 0.40%, respectively.

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Scudder Tax-Exempt Money Fund

Years Ended July 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	.015	.006	.009	.01	.03
Distributions from net investment income	(.015)	(.006)	(.009)	(.01)	(.03)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)	1.54	.65	.92	1.43	3.50^a
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in millions)	744	602	634	687	745
Ratio of expenses before expense reductions (%)	.41	.41	.39	.38	.36^b
Ratio of expenses after expense reductions (%)	.41	.41	.39	.38	.35^b
Ratio of net investment income (%)	1.54	.64	.92	1.43	3.44

^a	Total return would have been lower had certain expenses not been reduced.

^b	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 0.35% and 0.35%, respectively.

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How to Invest in the Funds

The following pages tell you how to invest in these funds and what to expect as a shareholder. If you’re investing directly with Scudder, all of this information applies to you.

If you’re investing through a “third party provider” — for example, a financial advisor or workplace retirement plan — your provider may have its own policies or instructions, and you should follow those.

Different terms also apply to investors who are using one of these funds as the core account for a Scudder MoneyPLUS Account^SM. Check your informational brochure or your account services guide.

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How to Buy Shares

Initial Investment

$1,000 or more for regular accounts

$500 or more for IRAs

$10,000 or more for a Scudder MoneyPLUS AccountSM

$50 or more with an Automatic Investment Plan ($1,500 a month for a Scudder MoneyPLUS AccountSM

Make out your check to “Scudder Money Funds”

By mail	• Fill out and sign an application

• Send the application and an investment check to:

Scudder Investments, P.O. Box 219356, Kansas City, MO 64121-9356

By wire	• Call 1-800-621-1048

• Fax your completed application to the representative, who will provide you with an account number

• Have your bank wire your investment to: Scudder Money Funds, UMB Bank of Kansas City, N.A. ABA# 1010-0069-5

• You will also need to provide your name and account number, along with the name and routing number for the fund of your choice:

• Scudder Money Market Fund: 98-0103-346-8

• Scudder Government & Agency Money Fund: 98-0116-259-4

• Scudder Tax-Exempt Money Fund: 98-0001-577-6

With an automatic investment plan	• For investing directly from your bank account, paycheck or government check

• Call 1-800-621-1048 to set up a plan or get instructions

By exchange	• To invest in one of these funds by selling shares in another Scudder fund, call 1-800-621-1048

On the Internet	• If you are a current Scudder shareholder, see the instructions at www.scudder.com

Through a financial advisor	• Contact your representative using the method that’s most convenient for you

Scudder telephone representatives are available on business days from 8 a.m. to 5 p.m. Central time. Call toll-free 1-800-621-1048.

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Additional Investment

$50 or more for regular accounts

$50 or more for IRAs

$50 or more a month with an Automatic Investment Plan

Make out your check to “Scudder Money Funds”

By mail	• Send a check and a Scudder investment slip to:

Scudder Investments, P.O. Box 219154, Kansas City, MO 64121-9154

• No investment slip? Enclose a letter with your name, fund and account number and your investment instructions

By wire	• Wire your investment using the wire instructions for initial investments on the previous page

By EZ-Transfer	• Call 1-800-621-1048 to make sure EZ-Transfer is set up on your account; if it is, you can request a transfer from your bank account of any amount between $50 and $250,000

By ScudderACCESS	• Call 1-800-972-3060 and follow the instructions

With an automatic investment plan	• For investing directly from your bank account, paycheck or government check

• Call 1-800-621-1048 to set up a plan

By exchange	• To invest in one of these funds by selling shares in another Scudder fund, call 1-800-621-1048

On the Internet	• See the instructions at www.scudder.com

• Click on “Account Access”

Through a financial advisor	• Contact your representative using the method that’s most convenient for you

Sending an investment by express, registered or certified mail?

Use this address: Scudder Investments Service Company, 210 West 10th Street,

Kansas City, MO 64105-1614

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How to Sell Shares

Selling Shares

Some transactions, including most for over $100,000, can only be ordered in writing; for more information, see page 37

By check	• Write a check on your account for at least $500

By phone	• Call 1-800-621-1048 for instructions; a check will be mailed to the address of record

By wire	• Call 1-800-621-1048 to make sure that wire transfer is set up on your account; if it is, you can request a wire to your bank account

By EZ-Transfer	• Call 1-800-621-1048 to make sure EZ-Transfer is set up on your account; if it is, you can request a transfer to your bank account of any amount between $50 and $250,000

By exchange	• To sell shares in another Scudder fund and invest in one of these funds, call 1-800-621-1048

By mail	• Write a letter that includes:

• the fund and account number from which you want to sell shares

• the dollar amount you want to sell

• your name(s), signature(s), and address, exactly as on your account

• Send the letter to: Scudder Investments, P.O. Box 219557, Kansas City, MO 64121-9557

With an automatic exchange or withdrawal plan	• To set up regular exchanges or withdrawals among Scudder funds, call 1-800-621-1048

In a Scudder MoneyPLUS AccountSM	• To add unlimited checkwriting and a VISA® Check Card to your account, call 1-800-621-1048 (annual fee and some transaction fees apply)

On the Internet	• Follow the instructions at www.scudder.com

• Click on “Account Access”

Through a financial advisor	• Contact your representative using the method that’s most convenient for you

Scudder telephone representatives are available on business days from 8 a.m. to 5 p.m. Central time. Call toll-free 1-800-621-1048.

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Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by a fund.

In order to reduce the amount of mail you receive and to help reduce fund expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial services firm or call 1-800-621-1048.

Policies about transactions

The funds are open for business each day the New York Stock Exchange (the “Exchange”) is open. Scudder Money Market Fund and Scudder Government & Agency Money Fund calculate their share price three times every business day, first at 12 p.m. Eastern time, then at 2 p.m. Eastern time and again as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). Scudder Tax-Exempt Money Fund calculates its share price at 12 p.m. Eastern time and again as of the close of regular trading on the Exchange. As noted earlier, each fund seeks to maintain a stable $1.00 share price.

32

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by each fund then we may reject your application and order.

Each fund will not invest your purchase until all required and requested identification has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated. In addition, while we attempt to verify your identity, we may limit your ability to purchase or exchange fund shares.

If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

The funds generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

33

Because orders placed through investment providers must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. A representative of your investment provider should be able to tell you approximately when your order will be processed. It is the responsibility of your financial representative to forward your order to the transfer agent in a timely manner.

Payments transmitted through the Federal Reserve Wire System are in federal funds. Check or wire orders made through other bank wire systems must be converted into federal funds, which generally may result in a one day delay in executing the order.

Wire transactions that arrive by 2 p.m. Eastern time (12 p.m. Eastern time for Scudder Tax-Exempt Money Fund) and can be identified as an investment in a fund will receive that day’s dividend. Wire transactions received between 2 p.m. (12 p.m. Eastern time for Scudder Tax-Exempt Money Fund) and 4 p.m. Eastern time will start to accrue dividends the next business day. Investments by check will be effective at 4 p.m. Eastern time on the business day following receipt and will earn dividends the following calendar day. Orders processed through dealers or other financial services firms via Fund/SERV will be effected at the 4 p.m. Eastern time net asset value effective on the trade date. These purchases will begin earning dividends the calendar day following the payment date.

When selling shares, you’ll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 12 p.m. Eastern time and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won’t receive that day’s dividend.

ScudderACCESS, the Scudder automated telephone service, is available 24 hours a day by calling 1-800-972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and to buy and sell shares.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.

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EZ-Transfer lets you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call or on the Internet at www.scudder.com. You’ll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed, and there is a $50 minimum. To set up EZ-Transfer on a new account, see the account application, which can also be downloaded from our Web site; to add it to an existing account, call 1-800-621-1048.

If you are investing in these funds through a Scudder Money PLUS AccountSM, you have access to a number of different features and your policies and fees are different in some cases. For example, there is no minimum dollar amount on checks you write, and you can access your account using a VISA® Check Card (a debit card). For more information on the Scudder MoneyPLUS Account, its cash management features and its policies and fees, call 1-800-621-1048.

Each fund accepts Automated Clearing House (“ACH”) debit entries for accounts that have elected the checkwriting redemption privilege. Upon receipt of an ACH debit entry referencing your account number you authorize us to redeem fund shares in your account to pay the entry to the third party originating the debit. Your fund account statement will show all ACH debit entries in your account. In Case of Errors or Questions about Your Transactions or Pre-Authorized Transfers please telephone at 1-800-621-1048 or write (Scudder Investments, 222 South Riverside Plaza, Chicago, IL 60606-5808) the Shareholder Service Agent as soon as possible if you believe your statement reflects an improper charge or if you need more information about an ACH debit entry transaction. You must contact the Shareholder Service Agent within sixty (60) days of the fund sending you the first fund account statement on which an improper charge appears.

35

Each fund accepts payment for shares only in US dollars by check, bank or federal funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, money orders, traveler’s checks, starter checks, third party checks, checks issued by credit card companies or Internet-based companies or checks drawn on foreign banks.

Checkwriting enables you to sell fund shares by writing a check. Your investment keeps earning dividends until your check clears. Please note that you’ll be charged a $10 service fee when you write a check for less than $500. You’ll also be charged a $10 service fee when you write a check that’s larger than your available balance at the time the check is presented to us, and we will not be able to honor the check. We also cannot honor any check for more than $5,000,000, or any check written on an account on which there is a Power of Attorney. It’s not a good idea to close out an account using a check because the account balance could change between the time you write the check and the time it is processed.

Telephone and electronic transactions. Generally, you are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at 1-800-621-1048 at a later date.

Since many transactions may be initiated by telephone or electronically, it’s important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges, go to www.scudder.com.

36

When you ask us to send or receive a wire, please note that while we don’t charge a fee to send or receive wires, it’s possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the Advisor does not monitor or limit short-term and excessive trading activity in the funds and, accordingly, the Board of each fund has not approved any policies and procedures designed to limit this activity. However, each fund reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the Advisor, there appears to be a pattern of short-term and excessive trading by an investor in other Scudder funds.

We do not issue share certificates.

When you want to sell more than $100,000 worth of shares, or send the proceeds to a third party or a new address, you’ll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don’t need a signature guarantee. Also, you don’t need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can’t get a signature guarantee from a notary public and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

37

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check or EZ-Transfer and that check hasn’t cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Redemption payments may also be delayed when you are selling recently purchased shares or in the event of closing of the Federal Reserve Bank’s wire payment system.

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

How the funds calculate share price

The share price is the net asset value per share, or NAV. To calculate NAV, each fund uses the following equation:

TOTAL ASSETS - TOTAL LIABILITIES	= NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares is the NAV.

In valuing securities, we typically use amortized cost (the method used by most money market funds) to account for any premiums or discount above or below the face value of any securities each fund buys, and round the per share NAV to the nearest whole cent.

38

Other rights we reserve

You should be aware that we may do any of the following:

•	withdraw or suspend the offering of shares at any time

•	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

•	reject a new account application if you don’t provide any required or requested identifying information, or for other reasons

•	refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase or redeem fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a fund’s best interest or when a fund is requested or compelled to do so by governmental authority or by applicable law

•	close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

•	charge you $3 a month if your balance falls below $1,000 for the last 30 days (this policy doesn’t apply to most retirement accounts or if you have an automatic investment plan)

•	pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund’s net assets, whichever is less

39

•	change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the fund’s investment minimum at any time)

•	reject or limit purchases of shares for any reason without prior notice

•	suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a portfolio or the fair determination of the value of a portfolio’s net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a nonroutine closure of the Federal Reserve wire payment system.

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund’s earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) A fund may not always pay a distribution for a given period.

The funds’ income dividends are declared daily and paid monthly to shareholders. The taxable money funds may take into account capital gains and losses in their daily dividend declarations.

The funds may make additional distributions for tax purposes if necessary.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested.

40

For federal income tax purposes, distributions of investment income (other than “tax-exempt dividends” for the Scudder Tax-Exempt Money Fund) are taxable as ordinary income. The funds do not expect to distribute gains taxable as capital gains or as qualified dividend income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Because each fund seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell fund shares. For tax purposes, an exchange is the same as a sale.

For most shareholders, dividends from Scudder Tax-Exempt Money Fund are generally exempt from Federal income tax, and a portion of dividends from Scudder Government & Agency Money Fund are generally exempt from state and local income taxes. However, there are a few exceptions:

•	A portion of either fund’s dividends may be taxable as ordinary income if it came from investments in taxable securities, tax-exempt market discount bonds, or as the result of short-term capital gains

•	With respect to Scudder Tax-Exempt Money Fund, because the fund can invest in securities whose income is subject to the federal alternative minimum tax (AMT), you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT. In addition, if you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in the Scudder Tax-Exempt Money Fund may have on the federal taxation of your benefits.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

41

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

42

Notes

43

Notes

44

Notes

45

Notes

46

Notes

47

For More Information

Shareholder reports — These include commentary from each fund’s management team about recent market conditions and the effects of a fund’s strategies on its performance. They also have detailed performance figures, a list of everything each fund owns, and its financial statements. Shareholders get these reports automatically. For more copies, call 1-800-621-1048 or visit our Web site at www.scudder.com.

Statement of Additional Information (SAI) — This tells you more about each fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call 1-800-621-1048. These documents and other information about each fund are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. The SAI and shareholder reports are also available through the Scudder Web site at www.scudder.com. You can also review and copy these documents and other information about each fund, including the funds’ SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-942-8090.

Scudder Investments	SEC
222 South Riverside Plaza	Public Reference Section
Chicago, IL 60606-5808	Washington, D.C. 20549-0102
www.scudder.com	www.sec.gov
1-800-621-1048	1-202-942-8090

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808	SEC File Numbers:

	Scudder Money Market Fund	811-2527
SCUDDER
INVESTMENTS	Scudder Government & Agency Money Fund	811-2527
A Member of
Deutsche Asset Management [LOGO]	Scudder Tax-Exempt Money Fund	811-2527

48

SCUDDER

INVESTMENTS

Money Market Funds

Prospectus

October 1, 2005

Scudder Cash Investment Trust

Class AARP and Class S Shares

Scudder Money Market Series

Premium Class AARP Shares

Premium Class S Shares

Prime Reserve Class AARP Shares

Prime Reserve Class S Shares

Scudder Tax-Free Money Fund

Class AARP and Class S Shares

Scudder U.S. Treasury Money Fund

Class AARP and Class S Shares

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

1

Contents

How the Funds Work

4	Scudder Cash Investment Trust

11	Scudder Money Market Series

18	Scudder Tax-Free Money Fund

26	Scudder U.S. Treasury Money Fund

32	Other Policies and Risks

33	Who Manages and Oversees the Funds

36	Financial Highlights

How to Invest in the Funds

47	How to Buy, Sell and Exchange Class AARP Shares

49	How to Buy, Sell and Exchange Class S Shares

51	Policies You Should Know About

59	Understanding Distributions and Taxes

2

How the Funds Work

These funds are money funds, meaning that they seek to maintain a stable $1.00 share price to preserve the value of your investment.

Taken as a group, they represent a spectrum of approaches to money fund investing. One fund invests for income that is free from regular federal income taxes. Each fund follows its own goal.

Remember that mutual funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices aren’t guaranteed, so be aware that you could lose money by investing in them.

This prospectus offers classes of shares for each fund. Class AARP shares have been created especially for AARP members. Class S shares are generally not available to new investors. Unless otherwise noted, all information in this prospectus applies to both classes.

You can find Scudder prospectuses on the Internet for Class AARP shares at aarp.scudder.com and for Class S shares at myScudder.com.

3

	Class AARP	Class S
ticker symbol	AITXX	SCTXX
fund number	165	065

Scudder Cash Investment Trust

The Fund’s Main Investment Strategy

The fund seeks to maintain stability of capital and, consistent with that, to maintain liquidity of capital and to provide current income. The fund pursues its goal by investing exclusively in high quality short-term securities, as well as repurchase agreements.

While the fund’s advisor gives priority to earning income and maintaining the value of the fund’s principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change or an issuer’s creditworthiness changes.

The fund seeks to achieve its goal of current income by investing in high quality money market securities and maintains a dollar-weighted average maturity of 90 days or less. The fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940. The fund follows two policies designed to maintain a stable share price:

•	Fund securities are denominated in US dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

•	The fund buys US government debt obligations, money market instruments and other debt obligations that at the time of purchase:

•	have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

•	have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

•	are unrated, but are determined to be of comparable quality by the advisor; or

4

•	have no short-term rating, but are rated in one of the top three highest long-term rating categories, and are determined to be of comparable quality by the advisor.

Principal investments

The fund primarily invests in the following types of investments:

The fund may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate. These include:

•	Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset backed commercial paper), and notes. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security’s maturity.

•	US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US Government.

•	Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

•	Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The fund may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with the portfolio managers, the credit team screens potential securities and develops a list of those that the fund may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the fund’s exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

5

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you get from the fund or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the fund limits the dollar-weighted average maturity of the securities held by the fund to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security’s issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the fund only buys high quality securities with minimal credit risk. Also, the fund only buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer’s creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

6

Security Selection Risk. While the fund invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the fund invests will not perform as expected. This could cause the fund’s returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the fund can lose money because:

•	it cannot sell the securities at the agreed-upon time and price; or

•	the securities lose value before they can be sold.

The fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Prepayment Risk. When a bond issuer, such as an issuer of asset backed securities, retains the right to pay off a high yielding bond before it comes due, the fund may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the fund’s income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn’t guaranteed and you could lose money by investing in the fund.

7

The Fund’s Performance History

While a fund’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the total returns for the fund’s Class S shares have varied from year to year, which may give some idea of risk. The table shows how the returns for the fund over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

The inception date for Class AARP shares is September 11, 2000. Performance figures before that date reflect the historical performance of the fund’s original share class (Class S).

As of December 31, 2004, the fund’s 7-day yield was 1.42% for both classes. To learn the current 7-day yield, investors may call the fund’s Service Center at 1-800-SCUDDER.

The 7-day yield, which is often referred to as the “current yield,” is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. The “total return” of the fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the fund over a given period.

Scudder Cash Investment Trust

Annual Total Returns (%) as of 12/31 each year	Class S

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1995	5.25
1996	4.70
1997	4.85
1998	4.83
1999	4.55
2000	5.78
2001	3.53
2002	1.08
2003	0.42
2004	0.73

2005 Total Return as of June 30: 1.03%

For the periods included in the bar chart:

Best Quarter: 1.53%, Q4 2000	Worst Quarter: 0.07%, Q3 2003

8

Average Annual Total Returns (%) as of 12/31/2004

	1 Year	5 Years	10 Years
Class AARP	0.73	2.29	3.55
Class S	0.73	2.29	3.55

Total returns from 1998 through 2001 and 2004 through 2005 would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S) or visit our Web site at aarp.scudder.com (Class AARP) or myScudder.com (Class S).

9

How Much Investors Pay

The fund has no sales charges or other shareholder fees. The fund does have annual operating expenses and as a shareholder of either Class AARP or Class S you pay them indirectly.

Fee Table	Class AARP	Class S
Shareholder Fees, paid directly from your investment	None	None
Annual Operating Expenses, deducted from fund assets
Management Fee*	0.38%	0.38%
Distribution/Service (12b-1) Fee	None	None
Other Expenses*	0.49	0.36
Total Annual Operating Expenses	0.87	0.74
Less Expense Waiver**	0.15	0.02
Net Annual Fund Operating Expenses (after waiver)	0.72	0.72

*	Restated and estimated to reflect the consummation of a merger on September 16, 2005.

**	Through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total annual operating expenses at 0.72% for Class AARP and Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and trustee and trustee counsel fees.

Based on the costs above (including one year of capped expenses in the “1 Year” period and three years of capped expenses in each of the “3 Years,” “5 Years” and “10 Years” periods), this example helps you compare the fund’s expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class AARP shares	$74	$230	$436	$1,029
Class S shares	74	230	405	912

10

ticker symbols	Premium Class AARP	SMMXX	fund numbers	102
	Premium Class S	SPMXX		402
	Prime Reserve Class AARP	APSXX		109
	Prime Reserve Class S	SCRXX		309

Scudder Money Market Series

The Fund’s Main Investment Strategy

The fund seeks as high a level of current income as is consistent with liquidity, preservation of capital and the fund’s investment policies. The fund pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements.

While the fund’s advisor gives priority to earning income and maintaining the value of the fund’s principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change or an issuer’s creditworthiness changes.

The fund seeks to achieve its goal of current income by investing in high quality money market securities and maintains a dollar-weighted average maturity of 90 days or less. The fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940. The fund follows two policies designed to maintain a stable share price:

•	Fund securities are denominated in US dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

•	The fund buys US government debt obligations, money market instruments and other debt obligations that at the time of purchase:

•	have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

•	have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

•	are unrated, but are determined to be of comparable quality by the advisor; or

11

•	have no short-term rating, but are rated in one of the top three highest long-term rating categories, and are determined to be of comparable quality by the advisor.

Principal investments

The fund primarily invests in the following types of investments:

The fund may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate. These include:

•	Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset backed commercial paper), and notes. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security’s maturity.

•	US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US Government.

•	Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

•	Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The fund will normally invest at least 25% of its total assets in bank obligations. The fund may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

12

Working in consultation with the portfolio managers, the credit team screens potential securities and develops a list of those that the fund may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the fund’s exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you get from the fund or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the fund limits the dollar-weighted average maturity of the securities held by the fund to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security’s issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the fund only buys high quality securities with minimal credit risk. Also, the fund only buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer’s creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

13

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the fund invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the fund invests will not perform as expected. This could cause the fund’s returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the fund can lose money because:

•	it cannot sell the securities at the agreed-upon time and price; or

•	the securities lose value before they can be sold.

The fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Concentration Risk. Because the fund may invest more than 25% of its total assets in bank obligations, it may be vulnerable to setbacks in that industry. Banks are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.

Prepayment Risk. When a bond issuer, such as an issuer of asset backed securities, retains the right to pay off a high yielding bond before it comes due, the fund may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the fund’s income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn’t guaranteed and you could lose money by investing in the fund.

14

The Fund’s Performance History

While a fund’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the total returns for the fund’s Premium Class S shares have varied from year to year, which may give some idea of risk. The table shows how the returns for the fund over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

The inception date for Premium Class AARP is October 2, 2000, for Premium Class S is August 4, 1997, for Prime Reserve Class AARP is August 11, 2000 and for Prime Reserve Class S is October 15, 1998. Performance figures before these dates for each share class reflect the historical performance of the fund’s original share class, Scudder Money Market Series—Managed Shares and, in the case of the Prime Reserve Class AARP and Prime Reserve Class S shares, are adjusted to reflect the higher gross total annual operating expenses of each class. Managed shares are offered in a different prospectus.

As of December 31, 2004, the fund’s 7-day yield was 2.11% for Premium Class S and 2.10% for Premium Class AARP and 1.99% for Prime Reserve Class AARP and 1.89% for Prime Reserve Class S. To learn the current 7-day yield, investors may call the fund’s Service Center at 1-800-SCUDDER.

The 7-day yield, which is often referred to as the “current yield,” is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. The “total return” of the fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the fund over a given period.

Scudder Money Market Series

Annual Total Returns (%) as of 12/31 each year	Premium Class S

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1995	5.57
1996	4.97
1997	5.25
1998	5.46
1999	5.20
2000	6.40
2001	3.93
2002	1.54
2003	0.89
2004	1.19

2005 Total Return as of June 30: 1.34%

For the periods included in the bar chart:

Best Quarter: 1.63%, Q3 2000	Worst Quarter: 0.19%, Q3 2003

15

Average Annual Total Returns (%) as of 12/31/2004

	1 Year	5 Years	10 Years
Premium Class AARP	1.21	2.76	4.00
Premium Class S	1.19	2.77	4.02
Prime Reserve Class AARP	1.09	2.61	3.84
Prime Reserve Class S	1.02	2.56	3.82

Total returns since inception would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S) or visit our Web site at aarp.scudder.com (Class AARP) or myScudder.com (Class S).

16

How Much Investors Pay

The fund has no sales charges or other shareholder fees. The fund does have annual operating expenses and as a shareholder of any class listed below, you pay them indirectly.

Fee Table	Premium Class AARP	Premium Class S	Prime Reserve Class AARP	Prime Reserve Class S
Shareholder Fees, paid directly from your investment	None	None	None	None
Annual Operating Expenses, deducted from fund assets
Management Fee(1)	0.25%	0.25%	0.25%	0.25%
Distribution/Service (12b-1) Fee	None	None	None	None
Other Expenses	0.07	0.05	0.15	0.21
Total Annual Operating Expenses(1), (2)	0.32	0.30	0.40	0.46

(1)	From time to time, the Advisor may voluntarily waive or reimburse certain expenses. This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

(2)	Through September 30, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total annual operating expenses at 0.50% for each class of shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and trustee and trustee counsel fees.

Based on the costs above, this example helps you compare the fund’s expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Premium Class AARP shares	$33	$103	$180	$406
Premium Class S shares	31	97	169	381
Prime Reserve Class AARP shares	41	128	224	505
Prime Reserve Class S shares	47	148	258	579

17

	Class AARP	Class S
ticker symbol	AFRXX	STFXX
fund number	171	071

Scudder Tax-Free Money Fund

The Fund’s Main Investment Strategy

The fund seeks to provide income exempt from regular federal income tax and stability of principal through investments in municipal securities. The fund invests under normal market conditions at least 80% of net assets, plus the amount of any borrowings for investment purposes, in high quality, short-term municipal securities, the income from which is free from regular federal income tax and from alternative minimum tax (AMT).

This fund is designed for investors in a moderate to high tax bracket who are interested in federally tax-free income along with the liquidity and stability that a money fund is designed to offer.

While the fund’s advisor gives priority to earning income and maintaining the value of the fund’s principal at $1.00 per share, all money market instruments can change in value when interest rates change or an issuer’s creditworthiness changes.

The fund seeks to achieve its goal of current income by investing in high quality short-term municipal obligations and maintains a dollar-weighted average maturity of 90 days or less. The fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940. The fund follows two policies designed to maintain a stable share price:

•	Fund securities are denominated in US dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may also invest in securities that have features that reduce their effective maturities to 397 days or less at the time of purchase;

•	The fund buys short-term municipal obligations that at the time of purchase:

•	have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

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•	have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

•	are unrated, but are determined to be of comparable quality by the advisor; or

•	have no short-term rating, but are rated in one of the top two highest long-term rating categories, and are determined to be of comparable quality by the advisor.

Principal investments

The fund primarily invests in the following types of investments:

•	General obligation notes and bonds, which an issuer backs with its full faith and credit. That means the government entity will repay the bond out of its general tax revenues.

•	Revenue notes and bonds, which are payable from specific revenue sources. These are often tied to the public works project the bonds are financing, but are not generally backed by the issuer’s taxing power.

•	Tax-exempt commercial paper, which is tax-exempt obligations of borrowers that generally mature in 270 days or less.

•	Short-term municipal notes, such as tax anticipation notes, that are issued in anticipation of the receipt of tax revenues.

•	Municipal obligations, backed by letters of credit (a document issued by a bank guaranteeing the issuer’s payments for a stated amount), general bank guarantees or municipal bond insurance.

•	Floating rate bonds whose interest rates vary with changes in specified market rates or indexes. The fund may invest in high quality floating rate bonds with maturities of one year or more if it has the right to sell them back at their face value prior to maturity.

•	Private activity bonds, which are revenue bonds that finance non-governmental activities, such as private industry construction and industrial development bonds. Note that the interest on these bonds may be subject to local, state and federal income taxes, including the AMT.

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•	Municipal trust receipts (“MTRs”). Municipal trust receipts are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership coupled with a conditional right to sell, or put, the holder’s interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The fund may invest up to 35% of its net assets in MTRs.

The fund may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with the portfolio managers, the credit team screens potential securities and develops a list of those that the fund may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the fund’s exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

20

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you get from the fund or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the fund limits the dollar-weighted average maturity of the securities held by the fund to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security’s issuer will default, or fail to meet its payment obligations. For example, industrial development bonds are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the fund only buys high quality securities with minimal credit risk. Also, the fund primarily buys securities with remaining maturities of 13 months or less. This reduces the risk that the issuer’s creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the fund invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the fund invests will not perform as expected. This could cause the fund’s returns to lag behind those of similar money market funds.

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Municipal Trust Receipts Risk. The fund’s investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the fund.

Special Tax Features. Political or legal actions could change the tax-exempt status of the fund’s dividend. Also, to the extent that the fund invests in taxable securities, a portion of its income would be subject to regular federal income taxation.

Temporary Defensive Position. In response to adverse political, economic or market events, the fund may adopt a temporary defensive position in which it places more than 20% of the fund’s assets in high quality money market investments that are subject to Federal income tax. To the extent that the fund might do so, it may not meet its goal of a high level of current tax-free income.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn’t guaranteed and you could lose money by investing in the fund.

22

The Fund’s Performance History

While a fund’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the total returns for the fund’s Class S shares have varied from year to year, which may give some idea of risk. The table shows how the returns for the fund over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

The inception date for Class AARP shares is September 11, 2000. Performance figures before that date reflect the historical performance of the fund’s original share class (Class S).

As of December 31, 2004, the fund’s taxable equivalent yield was 1.90% for Class S and 1.75% for Class AARP. To learn the current yield, investors may call the fund’s Service Center at 1-800-SCUDDER.

The taxable equivalent yield demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to a fund’s tax-free yield. Yield is the income generated by a fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. The “total return” of a fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the fund over a given period.

Scudder Tax-Free Money Fund

Annual Total Returns (%) as of 12/31 each year	Class S

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1995	3.27
1996	2.91
1997	3.10
1998	2.92
1999	2.71
2000	3.61
2001	2.26
2002	0.85
2003	0.47
2004	0.58

2005 Total Return as of June 30: 0.78%

For the periods included in the bar chart:

Best Quarter: 0.96%, Q4 2000	Worst Quarter: 0.07%, Q3 2003

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Average Annual Total Returns (%) as of 12/31/2004

	1 Year	5 Years	10 Years
Class AARP	0.56	1.54	2.26
Class S	0.58	1.55	2.26

Total returns from 1996 through 2001 and, for Class AARP, 2004 through 2005 would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S) or visit our Web site at aarp.scudder.com (Class AARP) or myScudder.com (Class S).

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How Much Investors Pay

The fund has no sales charges or other shareholder fees. The fund does have annual operating expenses and as a shareholder of either Class AARP or Class S you pay them indirectly.

Fee Table	Class AARP	Class S
Shareholder Fees, paid directly from your investment	None	None
Annual Operating Expenses, deducted from fund assets Management Fee	0.50%	0.50%
Distribution/Service (12b-1) Fee	None	None
Other Expenses	0.31	0.17
Total Annual Operating Expenses	0.81	0.67
Less Expense Waiver*	0.11	—
Net Annual Fund Operating Expenses (after waiver)	0.70	0.67

*	Through September 30, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 0.70% for Class AARP and Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and trustee and trustee counsel fees.

Based on the costs above (including for Class AARP shares, one year of capped expenses in each period), this example helps you compare the fund’s expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class AARP shares	$72	$248	$439	$991
Class S shares	68	214	373	835

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	Class AARP	Class S
ticker symbol fund number	SUSXX	SCGXX
	159	059

Scudder U.S. Treasury Money Fund

The Fund’s Main Investment Strategy

The fund seeks current income consistent with safety, liquidity and stability of capital by investing, under normal circumstances, at least 80% of total assets in short-term debt obligations of the US Treasury or repurchase agreements collateralized by US Treasury debt obligations.

While the fund’s advisor gives priority to earning income and maintaining the value of the fund’s principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change.

The fund seeks to achieve its goal of current income by investing only in US Treasury securities paying a fixed, variable or floating interest rate and repurchase agreements backed by obligations of the US Treasury and maintains a dollar-weighted average maturity of 90 days or less. Fund securities are denominated in US dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase. Although the US Government guarantees the timely payment of interest and principal, it does not guarantee the market value of these obligations, which may change in response to changes in interest rates. The fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940.

Principal investments

The fund primarily invests in the following types of investments:

•	US Treasury obligations, either directly or through repurchase agreements. In a repurchase agreement, the fund buys securities at one price with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

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The fund may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Income paid on US Treasury securities is usually free from state and local income taxes and, for most fund shareholders, the bulk of fund distributions will be free from these taxes as well (although not from federal income tax).

Working in consultation with the portfolio managers, the credit team screens potential issuers and develops a list of those that the fund may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the fund’s exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you get from the fund or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the fund limits the dollar-weighted average maturity of the securities held by the fund to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities may vary as interest rates decrease or increase. Because of the fund’s high credit standards, its yield may be lower than the yields of money funds that do not limit their investments to US Treasury securities.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

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Security Selection Risk. While the fund invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the fund invests will not perform as expected. This, in turn, could cause the fund’s returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the fund can lose money because:

•	it cannot sell the securities at the agreed-upon time and price; or

•	the securities lose value before they can be sold.

The fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn’t guaranteed and you could lose money by investing in the fund.

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The Fund’s Performance History

While a fund’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the total returns for the fund’s Class S shares have varied from year to year, which may give some idea of risk. The table shows how the returns for the fund over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

The inception date for Class AARP shares is September 11, 2000. Performance figures before that date reflect the historical performance of the fund’s original share class (Class S).

As of December 31, 2004, the fund’s 7-day yield was 1.20% for Class S and 1.21% for Class AARP. To learn the current 7-day yield, investors may call the fund’s Service Center at 1-800-SCUDDER.

The 7-day yield, which is often referred to as the “current yield,” is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. The “total return” of the fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the fund over a given period.

Scudder U.S. Treasury Money Fund

Annual Total Returns (%) as of 12/31 each year	Class S

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1995	5.22
1996	4.62
1997	4.67
1998	4.78
1999	4.41
2000	5.62
2001	3.21
2002	0.95
2003	0.41
2004	0.75

2005 Total Return as of June 30: 0.99%

For the periods included in the bar chart:

Best Quarter: 1.47%, Q3 2000	Worst Quarter: 0.05%, Q4 2003

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Average Annual Total Returns (%) as of 12/31/2004

	1 Year	5 Years	10 Years
Class AARP	0.73	2.16	3.44
Class S	0.75	2.17	3.45

Total returns from 1992 through 2001 and 2004 through 2005 would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S) or visit our Web site at aarp.scudder.com (Class AARP) or myScudder.com (Class S).

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How Much Investors Pay

The fund has no sales charges or other shareholder fees. The fund does have annual operating expenses, and as a shareholder of either Class AARP or Class S you pay them indirectly.

Fee Table	Class AARP	Class S
Shareholder Fees, paid directly from your investment	None	None
Annual Operating Expenses, deducted from fund assets Management Fee	0.40%	0.40%
Distribution/Service (12b-1) Fee	None	None
Other Expenses	0.37	0.34
Total Annual Operating Expenses	0.77	0.74
Less Expense Waiver*	0.12	0.09
Net Annual Fund Operating Expenses (after waiver)	0.65	0.65

*	Through September 30, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total annual operating expenses at 0.65% for Class AARP and Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and trustee and trustee counsel fees.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the fund’s expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class AARP shares	$66	$234	$416	$943
Class S shares	66	228	403	910

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Other Policies and Risks

While the sections on the previous pages describe the main points of each fund’s strategy and risks, there are other issues to know about:

•	Although major changes tend to be infrequent, each fund’s Board could change that fund’s investment goal without seeking shareholder approval. However, Scudder Tax-Free Money Fund has a fundamental policy, which cannot be changed without shareholder approval of investing at least 80% of net assets, plus the amount of any borrowing for investment purposes, in municipal securities exempt from federal income tax and the alternative minimum tax. None of the funds currently intends to borrow for investment purposes. In addition, Scudder U.S. Treasury Money Fund has agreed to provide shareholders with at least 60 days’ notice prior to making any changes to the fund’s policy of investing at least 80% of its total assets in short-term debt obligations of the US Treasury or in repurchase agreements collateralized by US Treasury debt obligations.

For more information

This prospectus doesn’t tell you about every policy or risk of investing in the funds.

If you want more information on a fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Each fund’s complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until each fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be not more than three months). Each fund’s Statement of Additional Information includes a description of that fund’s policies and procedures with respect to the disclosure of that fund’s portfolio holdings.

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

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Who Manages and Oversees the Funds

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. (“DeIM”), Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The investment advisor

DeIM is the investment advisor for each fund. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or a subadvisor, makes each fund’s investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM or a subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund’s average daily net assets:

Fund Name	Fee Paid
Scudder Cash Investment Trust	0.45%
Scudder Money Market Series	0.11%*
Scudder Tax-Free Money Fund	0.50%
Scudder U.S. Treasury Money Fund	0.40%

*	Reflecting the effect of expense limitations and/or fee waivers then in effect.

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Effective September 16, 2005, Scudder Cash Investment Trust pays a monthly investment management fee, based on the average daily net assets of the fund, computed and accrued daily and payable monthly, at (1)/12 of the annual rates shown below:

Average Daily Net Assets	Fee Rate
0 - $250 million	0.400%
Next $750,000,000	0.380%
Next $1,500,000,000	0.350%
Next $2,500,000,000	0.320%
Next $2,500,000,000	0.300%
Next $2,500,000,000	0.280%
Next $2,500,000,000	0.260%
Over $12.5 billion	0.250%

The Scudder Cash Investment Trust shareholder report for the year ended May 31, 2005 contains a discussion regarding the basis for the Board of Trustees’ approval of a new investment management agreement (see “Shareholder reports” on the back cover).

AARP shares

AARP, through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

The portfolio managers

A group of investment professionals is responsible for the day-to-day management of each fund. These investment professionals have a broad range of experience in managing money market funds.

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Regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds’ advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds’ investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

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Financial Highlights

These tables are designed to help you understand each fund’s financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with each fund’s financial statements, is included in that fund’s annual report (see “Shareholder reports” on the back cover).

Scudder Cash Investment Trust — Class AARP

Years Ended May 31,	2005	2004	2003	2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	.014	.003	.008	.020	.040
Less distributions from:
Net investment income	(.014)	(.003)	(.008)	(.020)	(.040)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)	1.42^b	.33^b	.84	1.96	4.10^c	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period($ millions)	170	198	251	295	361
Ratio of expenses before expense reductions (%)	.92	.86	.84	.83	.79^d	*
Ratio of expenses after expense reductions (%)	.72	.77	.84	.83	.79^d	*
Ratio of net investment income (%)	1.30	.39	.85	2.01	5.30	*

^a	For the period from September 11, 2000 (commencement of operations of Class AARP shares) to May 31, 2001.

^b	Total returns would have been lower had certain expenses not been reduced.

^c	Total return for the period ended May 31, 2001 includes the effect of a voluntary capital contribution from the Advisor; without this contribution the total return would have been lower.

^d	The ratio of operating expenses includes a net reduction in expenses relating to a fund complex reorganization from fiscal 2000. The ratio without this reduction was .82%.

*	Annualized

**	Not annualized

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Scudder Cash Investment Trust — Class S

Years Ended May 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	.014	.003	.008	.020	.055
Less distributions from:
Net investment income	(.014)	(.003)	(.008)	(.020)	(.055)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)	1.42^a	.33^a	.84	1.98	5.59^a,^b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	527	612	716	798	977
Ratio of expenses before expense reductions (%)	.81	.85	.84	.83	.84^c
Ratio of expenses after expense reductions (%)	.72	.77	.84	.83	.80^c
Ratio of net investment income (%)	1.30	.39	.85	2.01	5.44

^a	Total returns would have been lower had certain expenses not been reduced.

^b	Total return for the period ended May 31, 2001 includes the effect of a voluntary capital contribution from the Advisor; without this contribution the total return would have been lower.

^c	The ratios of operating expenses include a net reduction in expenses relating to a fund complex reorganization from fiscal 2000. The ratios without this net reduction before and after expense reductions were .87% and .82%, respectively.

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Scudder	Money Market Series — Premium Class AARP

Years Ended May 31,	2005	2004	2003	2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	.019	.008	.013	.024	.037
Distributions from net investment income	(.019)	(.008)	(.013)	(.024)	(.037)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)^b	1.93	.81	1.29	2.44	3.75^c	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	167	164	186	188	185
Ratio of expenses before expense reductions (%)	.32	.49	.50	.50	.51	*
Ratio of expenses after expense reductions (%)	.18	.33	.35	.35	.35	*
Ratio of net investment income (%)	1.94	.81	1.24	2.49	5.62	*

^a	For the period from October 2, 2000 (commencement of operations of Premium Class AARP shares) to May 31, 2001.

^b	Total returns would have been lower had certain expenses not been reduced.

^c	Total return for the period ending May 31, 2001 includes the effect of a voluntary capital contribution from the Advisor; without this contribution the total return would have been lower.

*	Annualized

**	Not annualized

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Scudder Money Market Series — Premium Class S

Years Ended May 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	.019	.008	.013	.024	.059
Distributions from net investment income	(.019)	(.008)	(.013)	(.024)	(.059)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)^a	1.94	.81	1.29	2.44	6.06^b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	499	512	653	826	1,004
Ratio of expenses before expense reductions (%)	.30	.49	.50	.50	.48
Ratio of expenses after expense reductions (%)	.16	.33	.35	.35	.32
Ratio of net investment income (%)	1.96	.81	1.24	2.49	5.88

^a	Total returns would have been lower had certain expenses not been reduced.

^b	Total return for the period ending May 31, 2001 includes the effect of a voluntary capital contribution from the Advisor; without this contribution the total return would have been lower.

39

Scudder Money Market Series — Prime Reserve Class AARP

Years Ended May 31,	2005	2004	2003	2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	.018	.007	.011	.023	.044
Distributions from net investment income	(.018)	(.007)	(.011)	(.023)	(.044)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)^b	1.84	.67	1.14	2.28	4.53^c	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	74	86	119	146	217
Ratio of expenses before expense reductions (%)	.40	.63	.65	.65	.66	*
Ratio of expenses after expense reductions (%)	.26	.47	.50	.50	.50	*
Ratio of net investment income (%)	1.86	.67	1.09	2.34	5.60	*

^a	For the period from August 11, 2000 (commencement of operations of Prime Reserve Class AARP shares) to May 31, 2001.

^b	Total returns would have been lower had certain expenses not been reduced.

^c	Total return for the period ending May 31, 2001 includes the effect of a voluntary capital contribution from the Advisor; without this contribution the total return would have been lower.

*	Annualized

**	Not annualized

40

Scudder Money Market Series — Prime Reserve Class S

Years Ended May 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	.018	.007	.011	.023	.057
Distributions from net investment income	(.018)	(.007)	(.011)	(.023)	(.057)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)a	1.78	.66	1.14	2.29	5.82	^b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	48	38	48	49	55
Ratio of expenses before expense reductions (%)	.46	.64	.65	.65	.64
Ratio of expenses after expense reductions (%)	.32	.49	.50	.50	.46
Ratio of net investment income (%)	1.80	.65	1.09	2.34	5.74

^a	Total returns would have been lower had certain expenses not been reduced.

^b	Total return for the period ending May 31, 2001 includes the effect of a voluntary capital contribution from the Advisor; without this contribution the total return would have been lower.

41

Scudder Tax-Free Money Fund — Class AARP

Years Ended May 31,	2005		2004		2003	2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	.010		.004		.007	.014	.024
Less distributions from:
Net investment income	(.010)		(.004)		(.007)	(.014)	(.024)
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00
Total Return (%)	1.03	^b	.37	^b	.74	1.39	2.50	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	54		62		69	76	83
Ratio of expenses before expense reductions (%)	.81		.69		.65	.65	.65	*
Ratio of expenses after expense reductions (%)	.70		.67		.65	.65	.65	*
Ratio of net investment income (%)	1.01		.36		.74	1.39	3.28	*

^a	For the period from September 11, 2000 (commencement of operations of Class AARP shares) to May 31, 2001.

^b	Total returns would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

42

Scudder Tax-Free Money Fund — Class S

Years Ended May 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	.011	.004	.007	.014	.034
Less distributions from:
Net investment income	(.011)	(.004)	(.007)	(.014)	(.034)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)	1.07	.37	.74	1.39	3.43	^a
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	159	162	210	259	262
Ratio of expenses before expense reductions (%)	.67	.67	.65	.65	.67
Ratio of expenses after expense reductions (%)	.67	.67	.65	.65	.65
Ratio of net investment income (%)	1.04	.36	.74	1.39	3.39

^a	Total returns would have been lower had certain expenses not been reduced.

43

Scudder U.S. Treasury Money Fund — Class AARP

Years Ended May 31,	2005		2004		2003	2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	.014		.003		.008	.018	.033
Less distributions from:
Net investment income and net realized gains on investment transactions	(.014)		(.003)		(.008)	(.018)	(.033)
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00
Total Return (%)	1.41	^b	.29	^b	.77	1.76	3.32	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14		14		15	8	5
Ratio of expenses before expenses reductions (%)	.77		.81		.81	.80	.80	*
Ratio of expenses after expenses reductions (%)	.65		.71		.81	.80	.80	*
Ratio of net investment income (%)	1.30		.36		.77	1.76	4.92	*

^a	From October 2, 2000 (commencement of operations of Class AARP shares) to May 31, 2001.

^b	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

44

Scudder U.S. Treasury Money Fund — Class S

Years Ended May 31,	2005		2004		2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	.014		.003		.008	.018	.052
Less distributions from:
Net investment income and net realized gains on investment transactions	(.014)		(.003)		(.008)	(.018)	(.052)
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00
Total Return (%)	1.43	^a	.29	^a	.77	1.76	5.33	^a
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	190		224		302	326	379
Ratio of expenses before expense reductions (%)	.74		.81		.81	.80	.94
Ratio of expenses after expense reductions (%)	.65		.71		.81	.80	.75
Ratio of net investment income (%)	1.30		.36		.77	1.76	5.21

^a	Total return would have been lower had certain expenses not been reduced.

45

How to Invest in the Funds

The following pages tell you how to invest in these funds and what to expect as a shareholder. If you’re investing directly with Scudder, all of this information applies to you.

If you’re investing through a “third party provider” — for example, a workplace retirement plan, financial supermarket or financial advisor — your provider may have its own policies or instructions, and you should follow those.

As noted earlier, there are multiple classes of shares of the funds available through this prospectus. The instructions for buying and selling each class are slightly different.

Instructions for buying and selling Class AARP shares, which have been created especially for AARP members, are found on the next two pages. These are followed by instructions for buying and selling Class S shares, which are generally not available to new investors. Be sure to use the appropriate table when placing any orders to buy, exchange or sell shares in your account.

How to Buy, Sell and Exchange Class AARP Shares

Buying Shares: Use these instructions to invest directly. Please make your checks payable to “The AARP Investment Program.”

First investment	Additional investments
Money Market Series: $10,000 for Prime Reserve Class AARP $25,000 for Premium Class AARP All other funds: $1,000 or more; $500 or more for IRAs*	$50 minimum for regular accounts and IRA accounts $50 minimum with an Automatic Investment Plan, Payroll Deduction or Direct Deposit

By mail or express mail (see below)

• For enrollment forms, call 1-800-253-2277 • Fill out and sign an enrollment form • Send it to us at the appropriate address, along with an investment check	Send a personalized investment slip or short note that includes: • fund and class name • account number • check payable to “The AARP Investment Program”

By wire

• Call 1-800-253-2277 for instructions	• Call 1-800-253-2277 for instructions

By phone

Not available	• Call 1-800-253-2277 for instructions

With an automatic investment plan

• Fill in the information required on your enrollment form and include a voided check	• To set up regular investments from a bank checking account, call 1-800-253-2277

Payroll Deduction or Direct Deposit

• Select either of these options on your enrollment form and submit it. You will receive further instructions by mail.	• Once you specify a dollar amount investments are automatic

Using QuickBuy

Not available	• Call 1-800-253-2277 to speak to a representative • Or, to use QuickBuy on the Easy-Access Line, call 1-800-631-4636 and follow the instructions on how to purchase shares

On the Internet

• Go to “services and forms — How to open an account” at aarp.scudder.com • Print out a prospectus and an enrollment form • Complete and return the enrollment form with your check	• Call 1-800-253-2277 to ensure you have electronic services • Register at aarp.scudder.com • Follow the instructions for buying shares with money from your bank account

*	Scudder Tax-Free Money Fund is not appropriate for IRAs.

Regular mail: The AARP Investment Program,

First Investment: PO Box 219735, Kansas City, MO 64121-9735

Additional Investments: PO Box 219743, Kansas City, MO 64121-9743

Express, registered or certified mail:

The AARP Investment Program, 210 West 10th Street, Kansas City, MO 64105-1614

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Exchanging or Selling Shares: Use these instructions to exchange or sell shares in an account opened directly with Scudder.

Exchanging into another fund	Selling shares
To open a new account: same minimum as for a new investment For exchanges between existing accounts: $50 or more	Some transactions, including most for over $100,000, can only be ordered in writing; if you’re in doubt, see page 56

By phone or wire

• Call 1-800-253-2277 for instructions	• Call 1-800-253-2277 for instructions

Using Easy-Access Line

• Call 1-800-631-4636 for instructions	• Call 1-800-631-4636 for instructions

By mail or express mail
(see previous page)

Your instructions should include: • your account number • names of the funds, class and number of shares or dollar amount you want to exchange	Your instructions should include: • your account number • name of the fund, class and number of shares or dollar amount you want to redeem

With an automatic withdrawal plan

Not available	• To set up regular cash payments from an account, call 1-800-253-2277

Using QuickSell

Not available	• Call 1-800-253-2277 for instructions

Using Checkwriting

Not available	• Write a check on your account. See page 71 for checkwriting minimums.

On the Internet

• Register at aarp.scudder.com • Go to “services and forms” • Follow the instructions for making on-line exchanges	Not available

To reach us:	• Web site aarp.scudder.com • Program representatives 1-800-253-2277, M-F, 9 a.m. – 6 p.m. EST • TDD line 1-800-634-9454, M-F, 9 a.m. – 6 p.m. EST

Class AARP Services

•      AARP Lump Sum Service for planning and setting up a lump sum distribution

•      AARP Legacy Service for organizing financial documents and planning the orderly transfer of assets to heirs

•      AARP Goal Setting and Asset Allocation Service for allocating assets and measuring investment progress

•      For more information, please call 1-800-253-2277.

48

How to Buy, Sell and Exchange Class S Shares

Buying Shares: Use these instructions to invest directly. Please make your checks payable to “The Scudder Funds.”

First investment	Additional investments
Money Market Series: $10,000 or more for Prime Reserve Class S; $25,000 or more for Premium Class S All other funds: $2,500 or more; $1,000 or more for IRAs*	$50 or more for regular accounts and IRA accounts $50 or more with an Automatic Investment Plan

By mail or express mail (see below)

• Fill out and sign an application • Send it to us at the appropriate address, along with an investment check	Send a Scudder investment slip or short note that includes: fund and class name • account number • check payable to “The Scudder Funds”

By wire

• Call 1-800-SCUDDER for instructions	• Call 1-800-SCUDDER for instructions

By phone

Not available	• Call 1-800-SCUDDER for instructions

With an automatic investment plan

• Fill in the information on your application and include a voided check	• To set up regular investments from a bank checking account, call 1-800-SCUDDER

Using QuickBuy

Not available	• Call 1-800-SCUDDER for instructions

On the Internet

• Go to “funds and prices” at myScudder.com • Print out a prospectus and a new account application • Complete and return the application with your check	• Call 1-800-SCUDDER to ensure you have electronic services • Register at myScudder.com • Follow the instructions for buying shares with money from your bank account

*	Scudder Tax-Free Money Fund is not appropriate for IRAs.

Regular mail:

First Investment: Scudder Investments, PO Box 219669, Kansas City, MO 64121-9669

Additional Investments: Scudder Investments, PO Box 219664, Kansas City, MO 64121-9664

Express, registered or certified mail:

Scudder Investments, 210 West 10th Street, Kansas City, MO 64105-1614

49

Exchanging or Selling Shares: Use these instructions to exchange or sell shares in an account opened directly with Scudder.

Exchanging into another fund	Selling shares

To open a new account: same minimum as for a new investment For exchanges between existing accounts: 56 $50 or more	Some transactions, including most for over $100,000, can only be ordered in writing; if you’re in doubt, see page

By phone or wire

• Call 1-800-SCUDDER for instructions	• Call 1-800-SCUDDER for instructions

Using SAIL™

• Call 1-800-343-2890 for instructions	• Call 1-800-343-2890 for instructions

By mail or express mail
(see previous page)

Your instructions should include:

•      the fund, class and account number you’re exchanging out of

•      the dollar amount or number of shares you want to exchange

•      the name and class of the fund you want to exchange into

•      your name(s), signature(s) and address, as they appear on your account

•      a daytime telephone number

Your instructions should include:

•      the fund, class and account number from which you want to sell shares

•      the dollar amount or number of shares you want to sell

•      your name(s), signature(s) and address, as they appear on your account

•      a daytime telephone number

With an automatic withdrawal plan

Not available	• To set up regular cash payments from a Scudder account, call 1-800-SCUDDER

Using QuickSell

Not available	• Call 1-800-SCUDDER for instructions

Using Checkwriting

Not available	• Write a check on your account. See page 71 for checkwriting minimums.

On the Internet

• Register at myScudder.com	• Register at myScudder.com

• Follow the instructions for making on-line exchanges	• Follow the instructions for making on-line redemptions

50

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through securities dealers or financial advisors, check the materials you received from them because particular dealers, advisors or other intermediaries may adopt policies, procedures or limitations that are beyond those described by each fund. Please note that securities dealers or financial advisors may charge fees separate from those charged by each fund and may be compensated by the fund through the Shareholder Service Agent for the services they provide to their clients.

Keep in mind that the information in this prospectus applies only to a fund’s Class AARP and Class S shares. Scudder Money Market Series has two other share classes. The fund’s additional classes are described in separate prospectuses and have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

Policies about transactions

Each fund is open for business each day the New York Stock Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the Exchange for all funds, except Scudder Money Market Series (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) and at 5:00 p.m. Eastern time for Scudder Money Market Series. Except for Scudder Money Market Series, each fund also calculates its share price as of 12:00 noon Eastern time on business days. You can place an order to buy or sell shares at any time. Orders for Scudder Money Market Series received between 4:00 p.m. and 5:00 p.m. Eastern time may be rejected based on certain guidelines described in the Statement of Additional Information.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Questions? You can speak to a Scudder representative between 9 a.m. and 6 p.m. Eastern time on any fund business day by calling 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S).

51

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by each fund then we may reject your application and order.

Each fund will not invest your purchase until all required and requested identification has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated. In addition, while we attempt to verify your identity, we may limit your ability to purchase or exchange fund shares.

If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

The funds generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

52

Because orders placed through investment providers must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. A representative of your investment provider should be able to tell you approximately when your order will be processed. It is the responsibility of your financial representative to forward your order to the transfer agent in a timely manner.

Payments transmitted through the Federal Reserve Wire System are in federal funds. Check or wire orders made through other bank wire systems must be converted into federal funds, which generally may result in a one day delay in executing the order.

For all funds except Scudder Money Market Series, wire transactions that arrive by 12:00 noon Eastern time will receive that day’s dividend. Wire investments for Scudder Money Market Series that arrive by 5:00 p.m. Eastern time will receive that day’s dividend. All other investments will start to accrue dividends the next business day after your purchase is processed.

When selling shares, you’ll generally receive the dividend for the day on which your shares were sold. If you ask us to, we can sell shares in any fund except Scudder Money Market Series and wire you the proceeds on the same day, as long as we receive your request before 12:00 noon Eastern time. However, you won’t receive that day’s dividend. For Scudder Money Market Series, redemption by wire is not available after 4:00 p.m. Eastern time, but redemptions by other available means may be made until 5:00 p.m. Eastern time.

Automated phone information is available 24 hours a day. You can use your automated phone services to get information on Scudder funds generally and on accounts held directly at Scudder. If you signed up for telephone services, you can also use this service to make exchanges and sell shares.

For Class AARP Shares

Call Easy-Access Line, the AARP Program Automated Information Line, at 1-800-631-4636

For Class S Shares

Call SAIL™, the Scudder Automated Information Line, at 1-800-343-2890

53

QuickBuy and QuickSell enables you to set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You’ll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed, and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call 1-800-253-2277 (Class AARP) and 1-800-SCUDDER (Class S).

Each fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, money orders, traveler’s checks, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

Checkwriting enables you to sell fund shares by writing a check. Your investment keeps earning dividends until your check clears. Please note that you should not write checks for less than $1,000 with Scudder Money Market Series or less than $100 with the other funds. Note as well that we can’t honor any check larger than your balance at the time the check is presented to us, or any check for more than $5,000,000. It’s not a good idea to close out an account using a check because the account balance could change between the time you write the check and the time it is processed.

Telephone and electronic transactions. Generally, you are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges, go to aarp.scudder.com (Class AARP) or myScudder.com (Class S).

54

Since many transactions may be initiated by telephone or electronically, it’s important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

When you ask us to send or receive a wire, please note that while we don’t charge a fee to send or receive wires, it’s possible that your bank may do so. Wire transactions are completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the Advisor does not monitor or limit short-term and excessive trading activity in the fund and, accordingly, the Board of the fund has not approved any policies and procedures designed to limit this activity. However, the fund reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the Advisor, there appears to be a pattern of short-term and excessive trading by an investor in other Scudder funds.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.

55

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don’t need a signature guarantee. Also, you don’t need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can’t get a signature guarantee from a notary public and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although for Scudder Cash Investment Trust, Scudder Tax-Free Money Fund and Scudder U.S. Treasury Money Fund, it could be delayed for up to seven days. For each fund, it could be longer when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days).

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

How the funds calculate share price

To calculate net asset value per share, or NAV, each share class uses the following equation:

TOTAL ASSETS - TOTAL LIABILITIES	= NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you sell shares is also the NAV.

In valuing securities, we typically use amortized cost (the method used by most money market funds) to account for any premiums or discounts above or below the face value of any securities each fund buys and rounds the per share NAV to the nearest whole cent.

56

Other rights we reserve

You should be aware that we may do any of the following:

•	withdraw or suspend the offering of shares at any time

•	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

•	reject a new account application if you don’t provide any required or requested identifying information, or for other reasons

•	refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase or redeem fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund’s best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

•	close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

•	with Scudder Money Market Series, close your account and send you the proceeds if your balance falls below the minimum for your share class, which is $7,500 for Prime Reserve Class S and Prime Reserve Class AARP and $20,000 for Premium Class S and Premium Class AARP; in either case, we will give you 60 days’ notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don’t apply to investors with $100,000 or more in Scudder fund shares)

57

•	for shareholders of funds other than Scudder Money Market Series, close your account and send you the proceeds if your balance falls below $1,000 for Class AARP shareholders, $2,500 for Class S shareholders and $250 for Class S retirement accounts; we will give you 60 days’ notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don’t apply to investors with $100,000 or more in Scudder fund shares)

•	for Scudder Cash Investment Trust, Scudder Tax-Free Money Fund and Scudder U.S. Treasury Money Fund only, pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; in most cases, a fund won’t make a redemption-in-kind unless your requests over a 90-day period total more than $250,000 or 1% of the fund’s net assets, whichever is less

•	change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the fund’s investment minimum at any time)

•	suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a portfolio or the fair determination of the value of a portfolio’s net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a nonroutine closure of the Federal Reserve wire payment system.

58

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund’s earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) A fund may not always pay a distribution for a given period.

The funds have regular schedules for paying out any earnings to shareholders:

•	Income dividends: declared daily and paid monthly

•	The taxable money funds may take into account capital gains and losses (other than net long-term capital gains) in their daily dividend declarations.

The funds may make additional distributions for tax purposes if necessary.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested without sales charges.

For federal income tax purposes, distributions of investment income (other than “tax-exempt dividends” for the Scudder Tax-Free Money Fund) are taxable as ordinary income. The funds do not expect to distribute gains taxable as capital gains or as qualified dividend income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

59

Because each fund seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell fund shares. For tax purposes, an exchange is the same as a sale.

For most shareholders, dividends from the Scudder Tax-Free Money Fund are generally free from Federal income tax, and a portion of the dividends from the Scudder U.S. Treasury Money Fund are generally free from state and local income taxes. However, there are a few exceptions:

•	A portion of a fund’s dividends may be taxable as ordinary income if it came from investments in taxable securities, tax-exempt market discount bonds, or as the result of short- or long-term capital gains.

•	With the Scudder Tax-Free Money Fund, because the fund can invest up to 20% of assets in securities whose income is subject to the federal alternative minimum tax (AMT), you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT. In addition, if you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in the Scudder Tax-Free Money Fund may have on the federal taxation of your benefits.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

60

Notes

61

Notes

62

Notes

63

To Get More Information

Shareholder reports—These include commentary from each fund’s management team about recent market conditions and the effects of a fund’s strategies on its performance. They also have detailed performance figures, a list of everything each fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) — This tells you more about each fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S), or contact Scudder Investments at the address listed below. The fund’s SAI and shareholder reports are also available through the Scudder Web site at aarp.scudder.com (Class AARP) and myScudder.com (Class S). These documents and other information about each fund are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-942-8090.

AARP Investment Program from Scudder Investments (Class AARP)	Scudder Investments (Class S)	SEC
PO Box 219735	PO Box 219669	Public Reference Section
Kansas City, MO	Kansas City, MO	Washington, D.C.
64121-9735	64121-9669	20549-0102
aarp.scudder.com	myScudder.com	www.sec.gov
1-800-253-2277	1-800-SCUDDER	1-202-942-8090

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza	SEC File Numbers:
Chicago, IL 60606-5808
	Scudder Cash Investment Trust	811-2613
SCUDDER INVESTMENTS	Scudder Money Market Series	811-3495

	Scudder Tax-Free Money Fund	811-2959
A Member of Deutsche Asset Management [LOGO]	Scudder U.S. Treasury Money Fund	811-3043

64

NY Tax Free Money Fund Investment

Tax Free Money Fund Investment

Prospectus

May 1, 2006

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Deutsche Asset Management [LOGO]

A Member of the Deutsche Bank Group

1

Contents

3	NY Tax Free Money Fund Investment
13	Tax Free Money Fund Investment

Information Concerning Both Funds

22	Who Manages and Oversees the Funds
27	Calculating a Fund’s Share Price
28	Understanding Distributions and Taxes
30	Buying and Selling Fund Shares

2

ticker symbol fund number	BNYXX 844

NY Tax Free Money Fund Investment

Overview of the Fund

Goal: The fund seeks a high level of current income exempt from Federal and New York income taxes consistent with liquidity and the preservation of capital.

Core Strategy: The fund invests primarily in municipal bonds and notes with remaining maturities of 397 days (about 13 months) or less, the interest on which is exempt from Federal and New York income taxes.

Investment Policies and Strategies: The fund seeks to achieve its goal by investing primarily in municipal bonds and notes from New York issues (or issues in other locales), the interest on which is exempt from Federal income tax and New York State and City personal income taxes. The fund maintains a dollar-weighted average maturity of 90 days or less. The fund attempts to maintain a stable share price by investing in securities that are valued in US dollars and have remaining maturities of 397 days or less.

3

Principal Risks of Investing in the Fund

Although the fund seeks to preserve the value of your investment at $1.00 a share, there are risks associated with investing in the fund. For example:

•	A sharp rise in interest rates could cause the bond market and individual securities in the fund’s portfolio to decline in value.

•	New York’s local economy could suffer a reversal that would undermine or cast doubt on the ability of New York municipal issuers to meet their financial obligations.

•	An issuer’s creditworthiness could decline, which in turn may cause the value of a security in the fund’s portfolio to decline.

•	Securities held by the fund could perform poorly.

Who Should Consider Investing in the Fund

The fund requires a minimum investment of $2,000. You should consider investing in the fund if you are seeking a highly liquid investment that offers current income exempt from Federal income tax while preserving the value of your principal. The fund offers an added advantage to New York residents by emphasizing investments that provide interest income that is exempt from New York State and City personal income tax.

You should not consider investing in the fund if you seek long-term capital growth. Although it provides a convenient means of diversifying short-term investments, the fund by itself does not constitute a balanced investment program.

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn’t guaranteed and you could lose money by investing in the fund.

4

Total Returns, After Fees and Expenses

The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the fund by showing changes in the fund’s performance year to year. The bar chart shows the fund’s actual return for each of the past 10 calendar years. The table shows the fund’s average annual return over the last calendar year, the last five calendar years and the last 10 calendar years.

As of December 31, 2005, the fund’s taxable equivalent yield was 2.62%. To learn the current yield, investors may call the fund’s Service Center at 1-800-730-1313.

The taxable equivalent yield demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to a fund’s tax-free yield. Yield is the income generated by a fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. The “total return” of a fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the fund over a given period.

NY Tax Free Money Fund Investment

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1996	2.68
1997	2.86
1998	2.66
1999	2.41
2000	3.23
2001	1.89
2002	0.65
2003	0.32
2004	0.47
2005	1.70

2006 Total Return as of March 31:% 0.57%

During the periods shown, the fund’s highest return in any calendar quarter was 0.86% (Q4 2000) and its lowest quarterly return was 0.04% (Q3 2003). Past performance offers no indication of how the fund will perform in the future.

Average Annual Total Returns (%) as of 12/31/2005

1 Year	5 Years	10 Years
1.70	1.00	1.88

Total returns would have been lower if operating expenses hadn’t been reduced.

5

Annual Fund Operating Expenses

(deducted from fund assets)

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table

Management Fees	0.15%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(1)	0.76
Total Annual Fund Operating Expenses	0.91
Less Fee Waiver and/or Expense Reimbursements(2)	0.16
Net Annual Fund Operating Expenses	0.75

Based on the costs above (including one year of capped expenses in each period), the example below illustrates the expenses you would have incurred on a $10,000 investment in the fund. The numbers assume that the fund earned an annual return of 5% over the periods shown, that the fund’s operating expenses remained the same and that you sold your shares at the end of the period.

You may use this hypothetical example to compare the fund’s expense history with other funds. The example does not represent an estimate of future returns or expenses. Your actual costs may be higher or lower.

Example	1 Year	3 Years	5 Years	10 Years
	$77	$274	$488	$1,105

(1)	Restated on an annualized basis to reflect approved fee changes to take effect on or about June 1, 2006.

(2)	The investment advisor and administrator have contractually agreed through April 30, 2007 to waive a portion of their fees and reimburse expenses so that the total operating expense ratio (excluding extraordinary expenses) remains at the level indicated as “Net Annual Fund Operating Expenses.”

6

A Detailed Look at the Fund

Objective

The fund seeks a high level of current income exempt from Federal and New York income tax consistent with liquidity and the preservation of capital by investing in high quality, short-term, tax exempt money market instruments. The fund concentrates its investments in municipal bonds and notes of the State of New York or governmental issuers in other locales, such as the Commonwealth of Puerto Rico, the interest on which is exempt from New York State and City personal income taxes (collectively, “New York issuers”).

While we give priority to earning income and maintaining the value of the fund’s principal at $1.00 per share, all money market instruments can change in value when interest rates change or an issuer’s creditworthiness changes.

Strategy

The fund seeks current income by concentrating its investments in the bonds and notes of New York issuers and maintains a dollar weighted average maturity of 90 days or less. The fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940 (the “1940 Act”). The fund follows two policies designed to maintain a stable share price and to generate income exempt from Federal income tax and New York State and City personal income taxes:

•	Generally, fund securities are valued in US dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase;

•	The fund primarily buys short-term New York municipal obligations that at the time of purchase:

•	have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

•	have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

7

•	are unrated, but are determined to be of comparable quality by the advisor; or

•	have no short-term rating, but are rated in one of the top three highest long-term rating categories, and are determined to be of comparable quality by the advisor.

Principal Investments

The fund primarily invests in the following types of investments:

•	General obligation notes and bonds, which an issuer backs with its full faith and credit. That means the government entity will repay the bond out of its general tax revenues.

•	Revenue notes and bonds, which are payable from specific revenue sources. These are often tied to the public works projects the bonds are financing, but are not generally backed by the issuer’s taxing power.

•	Tax-exempt commercial paper, which is tax-exempt debt of borrowers that typically matures in 270 days or less.

•	Short-term municipal notes, such as tax anticipation notes, that are issued in anticipation of the receipt of tax revenues.

•	Municipal obligations backed by letters of credit (a document issued by a bank guaranteeing the issuer’s payments for a stated amount), general bank guarantees or municipal bond insurance.

•	Floating rate bonds, whose interest rates vary with changes in specified market rates or indices. The fund may invest in high quality floating rate bonds with maturities of one year or more if it has the right to sell them back at their face value prior to maturity. The fund may also invest in securities that have features that reduce their maturities on their purchase date.

•	Private activity bonds, which are revenue bonds that finance nongovernmental activities, such as private industry construction. Note that the interest on these bonds may be subject to local, state and Federal income taxes, including the alternative minimum tax.

8

•	Municipal trust receipts (“MTRs”). Municipal trust receipts are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership coupled with a conditional right to sell, or put, the holder’s interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The fund may invest up to 35% of its net assets in MTRs.

Under normal conditions, the fund invests at least 80% of its assets in investments the income from which is excluded from Federal income taxes and exempt from New York State and City personal income taxes.

The fund may invest up to 20% of its total assets in notes and bonds that are exempt from Federal income taxes but not from New York State and City personal income taxes when money available for investment exceeds the supply of New York debt securities that meet the fund’s criteria.

Temporary Defensive Position. In response to adverse political, economic or market events, the fund may adopt a temporary defensive position in which it places more than 20% of the fund’s assets in high quality money market investments that are subject to federal income tax. To the extent that the fund might do so, it may not meet its goal of a high level of current tax-free income.

Working in consultation with the portfolio managers, the credit team screens potential securities and develops a list of those that the fund may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the fund’s exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

9

Risks

Set forth below are some of the prominent risks associated with tax free money market mutual funds, and our approaches to contain them. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed. If a security no longer meets the fund’s credit rating requirements, we will attempt to sell that security within a reasonable time, unless selling the security would not be in the fund’s best interest.

Primary risks

There are several risk factors that could reduce the yield you get from the fund or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase when interest rates decline. To minimize such price fluctuations, the fund limits the dollar-weighted average maturity of the securities held by the fund to 90 days or less. Generally, rates the prices of short-term investments fluctuate less than longer-term bonds.

Credit Risk. A money market instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security’s issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the fund only buys high quality securities with minimal credit risk. Also, the fund primarily buys securities with remaining maturities of 397 days (about 13 months) or less. This reduces the risk that the issuer’s creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the fund invests in short-term securities, which by nature are relatively stable investments, the risk remains that the securities in which the fund invests will not perform as expected. This could cause the fund’s returns to lag behind those of similar money market funds.

10

Concentration Risk. Because of the fund’s concentration in New York municipal securities, the fund has a relatively large exposure to financial stresses arising from a regional economic downturn. The investment advisor attempts to limit this risk by spreading out investments across issuers to the extent possible.

The fund’s ability to achieve its goal depends upon the ability of the issuers of New York municipal securities to repay their debt. New York State and New York City have at times faced serious economic problems that have adversely affected New York municipal issuers.

A weaker economy could adversely affect the ability of issuers of New York municipal securities to repay their debt. A default or credit rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal securities and hurt the fund’s performance. As a result, the fund may be more volatile than a more geographically diversified municipal fund. Furthermore, if the fund has difficulty finding attractive New York municipal securities to purchase, the amount of the fund’s income that is subject to New York taxes could increase.

Municipal Trust Receipts Risk. The fund’s investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the fund.

11

Financial Highlights

The table below provides a picture of the fund’s financial performance for the past five years. Certain information selected reflects financial results for a single fund share. The total returns in the table represent the rates of return that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the fund’s annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

NY Tax Free Money Fund Investment

Years Ended December 31,	2005	2004	2003	2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	.017	.005	.003	.006	.02

Net realized and unrealized gain	—	—	—	—	—

(loss) on investment transactions^b
Total from investment operations	.017	.005	.003	.006	.02

Less distributions from:
Net investment income	(.017)	(.005)	(.003)	(.006)	(.02)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (%)^c	1.70	.47	.32	.65	1.89

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.90	110	89	113	110

Ratio of expenses before expense reductions (%)	.87	.88	.83	.82	.80^d

Ratio of expenses after expense reductions (%)	.75	.75	.75	.75	.75^d

Ratio of net investment income (%)	1.67	.49	.33	.65	1.86

^a	The Financial Highlights prior to April 27, 2001 include the Fund’s information as a feeder fund to the NY Tax Free Money Portfolio for the respective periods.

^b	Amount is less than $.0005 per share.

^c	Total return would have been lower had certain expenses not been reduced.

^d	Includes expenses of the NY Tax Free Money Portfolio.

12

ticker symbol fund number	BTXXX 839

Tax Free Money Fund Investment

Overview of the Fund

Goal: The fund seeks a high level of current income exempt from Federal income tax consistent with liquidity and the preservation of capital.

Core Strategy: The fund invests primarily in municipal bonds and notes with remaining maturities of 397 days (about 13 months) or less, the interest on which is exempt from Federal income tax.

Investment Policies and Strategies: The fund seeks to achieve its goal by investing primarily in municipal obligations, the interest on which is exempt from Federal income taxes. The fund maintains a dollar-weighted average maturity of 90 days or less. The fund attempts to maintain a stable share price by investing in securities that are valued in US dollars and have remaining maturities of 397 days or less.

13

Principal Risks of Investing in the Fund

Although the fund seeks to preserve the value of your investment at $1.00 a share, there are risks associated with investing in the fund. For example:

•	A sharp rise in interest rates could cause the bond market and individual securities in the fund’s portfolio to decline in value.

•	An issuer’s creditworthiness could decline, which in turn may cause the value of a security in the fund’s portfolio to decline.

•	Securities held by the fund could perform poorly.

Who Should Consider Investing in the Fund

The fund requires a minimum investment of $2,000. You should consider investing in the fund if you are seeking a highly liquid investment that offers current income exempt from Federal income tax while preserving the value of your principal.

You should not consider investing in the fund if you seek long-term capital growth. Although it provides a convenient means of diversifying short-term investments, the fund by itself does not constitute a balanced investment program.

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn’t guaranteed and you could lose money by investing in the fund.

14

Total Returns, After Fees and Expenses

The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the fund by showing changes in the fund’s performance year to year. The bar chart shows the fund’s actual return for each of the past ten calendar years. The table shows the fund’s average annual return over the last calendar year, the last five calendar years and the last ten calendar years.

As of December 31, 2005, the fund’s taxable equivalent yield was 2.64%. To learn the current yield, investors may call the fund’s Service Center at 1-800-730-1313.

The taxable equivalent yield demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to a fund’s tax free yield. Yield is the income generated by a fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. The “total return” of a fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the fund over a given period.

Tax Free Money Fund Investment

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1996	2.84
1997	2.94
1998	2.75
1999	2.54
2000	3.35
2001	2.08
2002	0.72
2003	0.33
2004	0.49
2005	1.72

2006 Total Return as of March 31: 0.58%

During the periods shown, the fund’s highest return in any calendar quarter was 0.88% (Q4 2000) and its lowest quarterly return was 0.04% (Q3 2003). Past performance offers no indication of how the fund will perform in the future.

Average Annual Total Returns (%) as of 12/31/2005

1 Year	5 Years	10 Years
1.72	1.07	1.97

Total returns would have been lower if operating expenses hadn’t been reduced.

15

Annual Fund Operating Expenses

(deducted from fund assets)

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table
Management Fees	0.15%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(1)	0.64
Total Annual Fund Operating Expenses	0.79
Less Fee Waiver and/or Expense Reimbursements(2)	0.04
Net Annual Fund Operating Expenses	0.75

Based on the costs above (including one year of capped expenses in each period), the example below illustrates the expenses you would have incurred on a $10,000 investment in the fund. The numbers assume that the fund earned an annual return of 5% over the periods shown, that the fund’s operating expenses remained the same and that you sold your shares at the end of the period.

You may use this hypothetical example to compare the fund’s expense history with other funds. The example does not represent an estimate of future returns or expenses. Your actual costs may be higher or lower.

Example	1 Year	3 Years	5 Years	10 Years
	$77	$248	$435	$974

(1)	Restated on an annualized basis to reflect approved fee changes to take effect on or about June 1, 2006.

(2)	The investment advisor and administrator have contractually agreed through April 30, 2007 to waive a portion of their fees and reimburse expenses so that the total operating expense ratio (excluding extraordinary expenses) remains at the level indicated as “Net Annual Fund Operating Expenses.”

16

A Detailed Look at the Fund

Objective

The fund seeks a high level of current income exempt from Federal income tax consistent with liquidity and the preservation of capital by investing in high quality, short-term, tax-exempt money market instruments.

While we give priority to earning income and maintaining the value of the fund’s principal at $1.00 per share, all money market instruments can change in value when interest rates change or an issuer’s creditworthiness changes.

Strategy

The fund seeks current income by investing in high quality short term municipal obligations and maintains a dollar-weighted average maturity of 90 days or less. The fund is managed in accordance with Rule 2a-7 under the 1940 Act. The fund follows two policies designed to maintain a stable share price and to generate income exempt from Federal income tax:

•	Generally, fund securities are valued in US dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase;

•	The fund buys short-term municipal obligations that at the time of purchase:

•	have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

•	have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

•	are unrated, but are determined to be of comparable quality by the advisor; or

•	have no short-term rating, but are rated in one of the top three highest long-term rating categories, and are determined to be of comparable quality by the advisor.

17

Principal Investments

The fund primarily invests in the following types of investments:

•	General obligation notes and bonds, which an issuer backs with its full faith and credit. That means the government entity will repay the bond out of its general tax revenues.

•	Revenue notes and bonds, which are payable from specific revenue sources. These are often tied to the public works projects the bonds are financing, but are not generally backed by the issuer’s taxing power.

•	Tax-exempt commercial paper, which is tax-exempt debt of borrowers that typically matures in 270 days or less.

•	Short-term municipal notes, such as tax anticipation notes, that are issued in anticipation of the receipt of tax revenues.

•	Municipal obligations backed by letters of credit (a document issued by a bank guaranteeing the issuer’s payments for a stated amount), general bank guarantees or municipal bond insurance.

•	Floating rate bonds whose interest rates vary with changes in specified market rates or indexes. The fund may invest in high quality floating rate bonds with maturities of one year or more if it has the right to sell them back at their face value prior to maturity. The fund may also invest in securities that have features that reduce their maturities on their purchase date.

•	Private activity bonds, which are revenue bonds that finance nongovernmental activities, such as private industry construction. Note that the interest on these bonds may be subject to local, state and Federal income taxes, including the alternative minimum tax.

•	MTRs are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership coupled with a conditional right to sell, or put, the holder’s interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The fund may invest up 35% of its net assets in MTRs.

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Under normal conditions, the fund invests at least 80% of its assets in investments the income from which is excluded from Federal income taxes.

Temporary Defensive Position. In response to adverse political, economic or market events, the fund may adopt a temporary defensive position in which it places more than 20% of the fund’s assets in high quality money market investments that are subject to Federal income tax. To the extent that the fund might do so, it may not meet its goal of a high level of current tax-free income.

Working in consultation with the portfolio managers, the credit team screens potential securities and develops a list of those that the fund may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the fund’s exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

Risks

Set forth below are some of the prominent risks associated with tax free money market mutual funds, and our approaches to contain them. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed. If a security no longer meets the fund’s credit rating requirements, we will attempt to sell that security within a reasonable time, unless selling the security would not be in the fund’s best interest.

Primary risks

There are several risk factors that could reduce the yield you get from the fund or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase when interest rates decline. To minimize such price fluctuations, the fund limits the dollar-weighted average maturity of the securities held by the fund to 90 days or less. Generally, rates of short-term investments fluctuate less than longer-term bonds.

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Credit Risk. A money market instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security’s issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the fund only buys high quality securities with minimal credit risk. Also, the fund primarily buys securities with remaining maturities of 397 days (about 13 months) or less. This reduces the risk that the issuer’s creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the fund invests in short-term securities, which by nature are relatively stable investments, the risk remains that the securities in which the fund invests will not perform as expected. This could cause the fund’s returns to lag behind those of similar money market funds.

Municipal Trust Receipts Risk. The fund’s investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the fund.

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Financial Highlights

The table below provides a picture of the fund’s financial performance for the past five years. Certain information selected reflects financial results for a single fund share. The total returns in the table represent the rates of return that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the fund’s annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

Tax Free Money Fund Investment

Years Ended December 31,	2005	2004	2003	2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	.017	.005	.003	.007	.02
Net realized and unrealized gain (loss) on investment transactions^b	—	—	—	—	—
Total from investment operations	.017	.005	.003	.007	.02
Less distributions from:
Net investment income	(.017)	(.005)	(.003)	(.007)	(.02)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)^c	1.72	.49	.33	.72	2.08
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	174	135	168	166	164
Ratio of expenses before expense reductions (%)	.82	.84	.80	.80	.79d
Ratio of expenses after expense reductions (%)	.75	.75	.75	.75	.75d
Ratio of net investment income (loss) (%)	1.73	.46	.32	.72	2.11

^a	The Financial Highlights prior to April 27, 2001 include the Fund’s information as a feeder fund to the Tax Free Money Portfolio for the respective periods.

^b	Amount is less than $.005 per share.

^c	Total return would have been lower had certain expenses not been reduced.

^d	Includes expenses of the Tax Free Money Portfolio.

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Information Concerning Both Funds

Who Manages and Oversees the Funds

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles. Deutsche Asset Management, Inc. (“DeAM, Inc.”) is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., DeAM, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

The investment advisor

DeAM, Inc., with offices at 345 Park Avenue, New York, NY 10154, acts as each fund’s investment advisor. As investment advisor, DeAM, Inc. under the supervision of the Board of Trustees, makes the funds’ investment decisions. It buys and sells securities for the funds and conducts the research that leads to the purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

In the last fiscal year DeAM, Inc. received fees, after waivers, as follows:

Fund Name	Fee Paid
NY Tax Free Money Fund Investment	0.03%
Tax Free Money Fund Investment	0.08%

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The funds’ shareholder reports for the year ended December 31, 2005 contain a discussion regarding the basis for the Board of Trustees’ renewal of the investment management agreement (see “Shareholder reports” on the back cover).

Other Services. Scudder Investments Service Company (“Investment Company Capital Corp. (“ICCC”), an affiliate of DeAM, Inc., provides administrative services — such as portfolio accounting, legal services and sending proxy statements, shareholder reports and updated prospectus information to you; and collecting your executed proxies. DWS Scudder Investments Service Company (“DWS-SISC”), also an affiliate of DeAM, Inc., serves as the funds’ transfer agent. DWS-SISC, or your financial advisor, performs the functions necessary to establish and maintain your account.

Besides setting up the account and processing your purchase and sale orders, these functions include:

•	keeping accurate, up-to-date records for your individual fund account;

•	implementing any changes you wish to make in your account information;

•	processing your requests for cash dividends and distributions from the fund; and

•	answering your questions on the funds’ investment performance or administration.

DWS-SISC delegates certain of these functions to a third party.

Financial advisors include brokers or any bank, dealer or any other financial institutions that have sub-shareholder servicing agreements with DWS-SISC. Financial advisors may charge additional fees to investors only for those services not otherwise included in the DWS-SISC servicing agreement, such as cash management or special trust or retirement investment reporting.

For more information

This prospectus doesn’t tell you about every policy or risk of investing in the funds.

If you want more information on a fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

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A complete list of each fund’s portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, each fund’s top ten holdings and other information about each fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Each fund’s Statement of Additional Information includes a description of a fund’s policies and procedures with respect to the disclosure of a fund’s portfolio holdings.

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

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With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to

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prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_ settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM’s practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors’ payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors’ procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

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The portfolio managers

A group of investment professionals is responsible for the day-to-day management of each fund. These investment professionals have a broad range of experience managing money market funds.

Calculating a Fund’s Share Price

We calculate the daily price of each fund’s shares (also known as the “Net Asset Value” or “NAV”) each day the funds are open for business, as of 12:00 noon, Eastern time. The bond markets or other primary trading markets for the funds may close early on the day before or after certain holidays are observed (for example, on the day after Thanksgiving and the day before Christmas). If the Bond Market Association recommends an early close of the bond markets, the funds also may close early. You may call the Service Center at 1-800-730-1313 for additional information about whether the funds will close early before a particular holiday. On days a fund closes early:

•	All orders received prior to the fund’s close will be processed as of the time the fund’s NAV is next calculated.

•	Redemption orders received after the fund’s close will be processed as of the time the fund’s NAV is next calculated.

•	Purchase orders received after the fund’s close will be processed the next business day.

Each fund uses the amortized cost method to account for any premiums or discounts above or below the face value of any securities that it buys. This method writes down the premium — or marks up the discount — at a constant rate until maturity. It does not reflect daily fluctuations in market value. Each fund’s Net Asset Value will normally be $1.00 a share.

Generally, the funds are open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Columbus Day (the second Monday in October), Veterans’ Day (November 11), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. The funds may accept purchase or sale orders on days other then the days listed above, if the New York Stock Exchange is closed due to unforeseeable circumstances but the “Fed wire” is open, the primary trading markets for the funds’ portfolio instruments are open and the funds’ management believes there is adequate liquidity.

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Understanding Distributions and Taxes

Each fund intends to distribute to its shareholders virtually all of its net earnings. Each fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund’s earnings are separate from any gains or losses stemming from your own purchase and sale of fund shares.) A fund may not always pay a dividend or distribution for a given period.

Each fund’s income dividends are declared daily and paid monthly to shareholders. Each fund may take into account capital gains and losses in its daily dividend declarations.

A fund may make additional distributions for tax purposes if necessary.

You can choose how to receive your dividends and distributions. You may have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check or wire, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested.

Because each fund seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell fund shares. For tax purposes, an exchange is the same as a sale.

Dividends from each fund are generally tax-free for most shareholders, fund Investment attributable to interest from New York municipal notes and bonds generally are exempt from Federal income tax and New York State and City personal income taxes. However, there are a few exceptions: meaning that investors who are individuals can receive them without incurring federal income tax liability. Dividends paid by NY Tax Free Money Fund Investment attributable to interest from New York municipal notes and bonds generally are exempt from Federal income tax and New York State and City personal income taxes. However, there are a few exceptions:

•	A portion of a fund’s dividends may be taxable if it came from investments in taxable securities, tax exempt market discount bonds, or as the result of short- or long-term capital gains.

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•	Because a fund can invest up to 20% of assets in securities whose income is subject to the federal alternative minimum tax (AMT), you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT. In addition, if you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in a fund may have on the federal taxation of your benefits.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Each fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in a fund.

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Buying and Selling Fund Shares

How to contact the funds’ Service Center

By Phone:	1-800-730-1313

First Investment By Mail:	Deutsche Asset Management c/o DWS Scudder PO Box 219356 Kansas City, MO 64121-9356

Additional Investments By Mail:	Deutsche Asset Management c/o DWS Scudder PO Box 219154 Kansas City, MO 64121-9154

By Express Registered or Certified Mail:	Deutsche Asset Management c/o DWS Scudder 210 W. 10th Street Kansas City, MO 64105-1614

Our representatives are available to assist you personally Monday through Friday, 9:00 a.m. to 6:00 p.m., Eastern time each day the New York Stock Exchange is open for business. You can reach the Service Center’s automated assistance line 24 hours a day, 7 days a week.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by a fund. Please note that a financial advisor may charge fees separate from those charged by a fund.

Minimum account investments

Initial purchase:
Initial investment in Investment Class shares	$2,000
Initial investment for shareholders of other Deutsche Asset Management funds’ Investment Class shares	$500
Automatic investing plan, initial investment	$250
Account balance:
Non-retirement account	$500

Accounts opened through a financial advisor may have different minimum investment amounts.

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The funds and their service providers reserve the right to waive or reduce the investment minimums from time to time at their discretion. Shares of the funds may be offered to directors and trustees of any mutual fund advised or administered by DeAM, Inc. or its affiliates, or employees of Deutsche Bank AG, their spouses and minor children without regard to the minimum investment required.

How to open your fund account

By Mail:	Complete and sign the account application that accompanies this prospectus. (You may obtain additional applications by calling the Service Center.) Mail the completed application along with a check payable to the fund you have selected to the Service Center. The addresses are shown under “How to contact the funds’ Service Center.”

By Wire:	Call the Service Center to set up a wire account.

Please note that your account cannot become activated until we receive a completed application via mail.

Two ways to buy and sell shares in your account

MAIL:

Buying: Send your check, payable to the fund you have selected, to the Service Center. Be sure to include the fund number and your account number (see your account statement) on your check. Please note that we cannot accept cash, money orders, traveler’s checks, starter checks, third-party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. If you are investing in more than one fund, make your check payable to “Deutsche Asset Management” and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund. The fund number for NY Tax Free Money Fund Investment is 844 and the fund number for Tax Free Money Fund Investment is 839.

Selling: Scudder Send a signed letter to the Service Center with your name, your fund number and account number, the fund’s name, and either the number of shares you wish to sell or the dollar amount you wish to receive. Your signature must be guaranteed if the amount is more than $100,000, or if the redemption proceeds will be sent to an address other than the one on record. Unless exchanging into another Deutsche Asset Management or DWS fund, you must submit a written authorization to sell shares in a retirement account.

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WIRE:

Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your financial advisor must call the Service Center at 1-800-730-1313 by 12:00 noon Eastern time to notify us in advance of a wire transfer purchase. Inform the Service Center of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received on the same business day that you place your purchase order.

Bank Name:	Deutsche Bank Trust Company Americas

Routing No:	021001033

Attn:	Deutsche Asset Management Funds

DDA No:	00-226-296

FBO:	(Account name)
(Account number)

Credit:	NY Tax Free Money Fund Investment — 844

Tax Free Money Fund Investment — 839

Refer to your account statement for the account name, number and fund number.

Selling: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your financial advisor or the Service Center at 1-800-730-1313 prior to 12:00 noon Eastern time. Inform the Service Center representative of the amount of your redemption and receive a trade confirmation number. We must receive your order by 12:00 noon Eastern time to wire your account the same business day. All orders placed after 12:00 noon Eastern time will be wired to your account the next business day. Wire transfers may be restricted on holidays and at certain other times.

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Important information about buying and selling shares

•	To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

•	We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

•	We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the funds then we may reject your application and order.

•	A fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated. In addition, while we attempt to verify your identity, we may limit your ability to purchase or exchange fund shares.

•	If we are unable to verify your identity within time frames established by the funds, after a reasonable effort to do so, you will receive written notification.

•	Each fund generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

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•	Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. A representative of your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

•	You may buy and sell shares of a fund through authorized financial advisors as well as directly from the Service Center. The same terms and conditions apply. The price at which you buy and sell shares is based on the next calculation of the NAV after the order is received by the Service Center or your financial advisors, provided that your financial advisor forwards your order to the Service Center in a timely manner. You should contact your financial advisor if you have a dispute as to when your order was placed with the fund. Your financial advisor may charge a fee for buying and selling shares for you.

•	You may place orders to buy and sell over the phone by calling your financial advisor or the Service Center at 1-800-730-1313. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a fund or its agents have incurred. To sell shares you must state whether you would like to receive the proceeds by wire or check.

•	After we or your financial advisor receive your order, we buy or sell your shares at the next price calculated on a day the funds are open for business.

•	The payment of redemption proceeds (including exchanges) for shares of a fund recently purchased by check may be delayed for up to 10 calendar days while we wait for your check to clear.

•	Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

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•	You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

•	We reserve the right to withdraw or suspend the offering of shares at any time.

•	We reserve the right to withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding.

•	We reserve the right to reject a new account application if you don’t provide any required or requested identifying information, or for other reasons.

•	We reserve the right to refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a fund’s best interest or when a fund is requested or compelled to do so by governmental authority or by applicable law.

•	We reserve the right to close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability.

•	We reserve the right to close your account and send you the proceeds if your balance falls below the funds’ minimum account balance; we will give you 60 days’ notice so you can either increase your balance or close your account (these policies don’t apply to investors with $100,000 or more in DWS fund shares or in any case where a fall in share price created the low balance).

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•	When you want to send sale proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don’t need a signature guarantee. Also, you don’t need a signature guarantee for an exchange, although we may require one in certain other circumstances. A signature guarantee is simply a certification of your signature—a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can’t get a signature guarantee from a notary public and we must be provided the original guarantee.

•	We reserve the right to pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund’s net assets, whichever is less.

•	If we receive your purchase order before 12:00 noon Eastern time you will receive the dividends declared that day. If we receive it after 12:00 noon Eastern time, you will not.

•	If we receive your order to sell shares after 12:00 noon Eastern time you will receive the dividends declared that day. If we receive it before 12:00 noon Eastern time, you will not.

•	We reserve the right to change, add, or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a fund’s investment minimum at any time).

•	We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

•	Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor or the Service Center for more information.

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•	During periods of heavy market activity, you may have trouble reaching the Service Center by telephone. If this occurs, you should make your request by mail.

•	The funds reserve the right to reject purchases of fund shares (including purchases that are part of an exchange) for any reason. The funds reserve the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund’s net assets not reasonably practicable; or 4) the SEC, by order, permits the suspensions of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

•	Account Statements and Fund Reports: We or your financial advisor will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. We will send you semi-annual and annual reports on your fund’s overall performance, its current holdings and its investing strategies.

Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in these funds and, accordingly, the Board of the funds have not approved any policies and procedures designed to limit this activity. However, each fund reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other Deutsche Asset Management or DWS funds.

37

Exchange Privilege. You can exchange all or part of your shares for shares of certain other Deutsche Asset Management or DWS mutual funds. When you exchange shares, you are selling shares in one fund to purchase shares in another. Exchanges are a shareholder privilege, not a right: we may reject any exchange order. Before buying shares through an exchange, you should be sure to obtain a copy of that fund’s prospectus and read it carefully. You will receive a written confirmation of each transaction from the Service Center or your financial advisor.

Please note the following conditions:

•	The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

•	You may make the exchange by phone (if your account has the exchange by phone feature) or by letter.

•	If you are maintaining a taxable account, you may have to pay taxes on the exchange.

•	Your exchange must meet the minimum investment amount for the class of shares being purchased.

Special shareholder services

To help make investing with us as easy as possible, and to help you build your investment, we offer the following special services. You can obtain further information about these programs by calling the Service Center at 1-800-730-1313.

•	Regular Investments: You can make regular investments automatically from your checking account. You will need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum.

•	Regular Withdrawals: You can arrange regular monthly, quarterly, semiannual and annual sales of shares in your account. The minimum transaction is $50, and the account must have a balance of at least $10,000 to qualify. You will need to make sure your bank has ACH services. Transactions take two to three days to be completed and there is a $50 minimum.

38

•	Checkwriting: We issue you a checkbook linked to your account. You can sell shares by writing a check for the desired amount free of charge, but you cannot close your account by check. You continue to earn dividends on the shares you sell by check until the check clears. The minimum check amount is $500.

•	The fund will accept ACH debit entries for accounts that have elected the checkwriting redemption privilege. Upon receipt of an ACH debit entry referencing your account number, you authorize us to redeem fund shares in your account to pay the entry to the third party originating the debit. Your fund account statement will show all ACH debit entries in your account. In case of errors or questions about your transactions or pre-authorized transfers please telephone 1-800-730-1313 or write (DWS Scudder, PO Box 219154, Kansas City, MO 64121-9154) the Shareholder Service Agent as soon as possible. You must contact the Shareholder Service Agent within sixty (60) days of the fund sending you the first fund account statement on which an improper charge appears.

39

To Get More Information

Shareholder reports—Additional information about each fund’s investments is available in the funds’ annual and semiannual reports to shareholders. In the funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during their last fiscal year.

Statement of Additional Information (SAI) — You can find more detailed information about each fund in the current SAI, dated May 1, 2006, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this prospectus. To receive your free copy of the SAI, the annual or semiannual report, or if you have questions about investing in a fund, write to us at: Deutsche Asset Management, c/o DWS Scudder, PO Box 219356, Kansas City, MO 64121-9356, or call our toll-free number: 1-800-730-1313. The funds’ SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com.

You can find reports and other information about each fund on the EDGAR Database on the SEC Web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549-2001. Information about each fund, including its Statement of Additional Information, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-551-5850.

Distributor DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808

SEC File Number:

NY Tax Free Money Fund Investment

A Member of Deutsche Asset Management [LOGO]	Tax Free Money Fund Investment	811-4760

40

STATEMENT OF ADDITIONAL INFORMATION

CASH ACCOUNT TRUST

TAX-EXEMPT PORTFOLIO

222 S. Riverside Plaza

Chicago, Illinois 60606

This statement of additional information is not a prospectus, but should be read in conjunction with the Prospectus/Proxy Statement dated                      , 2006 for the Joint Special Meeting of Shareholders of Tax-Free Series, a series of Cash Reserve Fund, Inc., Tax Free Money Fund Investment, a series of DWS Advisor Funds, DWS Tax-Free Money Fund and DWS Tax-Exempt Money Fund, a series of DWS Money Funds (the “Acquired Funds”), to be held on October 12, 2006, into which this statement of additional information is hereby incorporated by reference. Copies of the Prospectus/Proxy Statement may be obtained at no charge by contacting DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048 (for DWS Tax-Exempt Money Fund shares), 1-800-730-1313 (for Cash Reserve Tax-Free Shares, Cash Reserve Tax-Free Institutional Shares, Tax-Free Investment Class shares and Tax Free Money Fund Investment shares), 1-800-728-3337 (for Class S shares) or 1-800-537-3177 (for DWS Tax-Exempt Cash Institutional Shares), or from the firm from which this statement of additional information was obtained and are available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov). Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

Further information about the Tax-Exempt Portfolio series of Cash Account Trust (“CAT TEP”) is contained in the Fund’s statements of additional information dated [August 1], 2006, as supplemented from time to time, for DWS Tax-Exempt Money Fund shares, DWS Tax-Free Money Fund Class S shares, Tax-Free Investment Class shares and DWS Tax-Exempt Cash Institutional shares, which are attached to this statement of additional information. The audited financial statements and related independent registered public accounting firm’s report for CAT TEP contained in the Annual Report for the fiscal year ended April 30, 2006 are incorporated herein by reference insofar as they relate to the Fund’s participation in the mergers. No other parts of the Annual Report are incorporated by reference.

The unaudited pro forma financial statements, attached hereto, are intended to present the financial condition and related results of operations of CAT TEP and the Acquired Funds as if the mergers had been consummated on April 30, 2006, unless otherwise indicated.

Further information about the Acquired Funds is contained in each Fund’s statement(s) of additional information dated [August 1], 2006, May 1, 2006, October 1, 2005 and December 1, 2005, respectively, as supplemented from time to time.

The date of this statement of additional information is                     , 2006.

S-1

PRO FORMAS

[TO COME]

(UNAUDITED)

CASH ACCOUNT TRUST – TAX-EXEMPT PORTFOLIO

SAI FOR TAX-FREE INVESTMENT CLASS

DATED AUGUST 1, 2006

TO COME

CASH ACCOUNT TRUST – TAX-EXEMPT PORTFOLIO

SAI FOR DWS TAX-EXEMPT CASH INSTITUTIONAL SHARES

DATED AUGUST 1, 2006

TO COME

CASH ACCOUNT TRUST – TAX-EXEMPT PORTFOLIO

SAI FOR DWS TAX-FREE MONEY FUND CLASS S

DATED AUGUST 1, 2006

TO COME

CASH ACCOUNT TRUST – TAX-EXEMPT PORTFOLIO

PROSPECTUS FOR TAX-EXEMPT MONEY FUND SHARES

DATED AUGUST 1, 2006

TO COME

CASH RESERVE FUND, INC. — TAX-FREE SERIES

PROSPECTUS FOR CASH RESERVE TAX-FREE SHARES AND

CASH RESERVE TAX-FREE INSTITUTIONAL SHARES

DATED AUGUST 1, 2006

TO COME

Supplement to the currently effective statements of additional information of each of the funds listed below:

Effective February 6, 2006, Scudder Investments will change its name to DWS Scudder and the Scudder funds will be renamed DWS funds. The Trusts/Corporations that the funds are organized under will also be renamed DWS.

The new Trust/Corporation and fund names will be as follows:

Current Trust/Corporation Name / Current Fund Name	New Trust/Corporation Name / New Fund Name, effective February 6, 2006
Global/International Fund, Inc.	DWS Global/International Fund, Inc.
Scudder Emerging Markets Income Fund	DWS Emerging Markets Fixed Income Fund
Scudder Global Bond Fund	DWS Global Bond Fund
Scudder Global Discovery Fund	DWS Global Opportunities Fund
Scudder Global Fund	DWS Global Thematic Fund
Investment Trust	DWS Investment Trust
Scudder Capital Growth Fund	DWS Capital Growth Fund
Scudder Growth and Income Fund	DWS Growth & Income Fund
Scudder Large Company Growth Fund	DWS Large Company Growth Fund
Scudder S&P 500 Index Fund	DWS S&P 500 Index Fund
Scudder Small Company Stock Fund	DWS Small Cap Core Fund
Scudder Advisor Funds	DWS Advisor Funds
Scudder International Equity Fund	DWS International Equity Fund
Scudder Limited-Duration Plus Fund	DWS Short Duration Plus Fund
Scudder Mid Cap Growth Fund	DWS Mid Cap Growth Fund
Scudder Small Cap Growth Fund	DWS Small Cap Growth Fund
Scudder Advisor Funds II	DWS Advisor Funds II
Scudder EAFE Equity Index Fund	DWS EAFE Equity Index Fund
Scudder U.S. Bond Index Fund	DWS U.S. Bond Index Fund
Scudder Advisor Funds III	DWS Advisor Funds III
Scudder Lifecycle Long Range Fund	DWS Lifecycle Long Range Fund
Scudder Blue Chip Fund	DWS Blue Chip Fund
Scudder Cash Investment Trust	DWS Cash Investment Trust
Scudder Equity Trust	DWS Equity Trust
Scudder-Dreman Financial Services Fund	DWS Dreman Financial Services Fund
Scudder Flag Investors Communications Fund, Inc.	DWS Communications Fund

Scudder Flag Investors Equity Partners Fund, Inc.	DWS Equity Partners Fund
Scudder Flag Investors Value Builder Fund, Inc.	DWS Value Builder Fund
Scudder Funds Trust	DWS Funds Trust
Scudder Short Term Bond Fund	DWS Short Term Bond Fund
Scudder High Income Series	DWS High Income Series
Scudder High Income Fund	DWS High Income Fund
Scudder Income Trust	DWS Income Trust
Scudder GNMA Fund	DWS GNMA Fund
Scudder Institutional Funds DWS Institutional Funds Scudder Equity 500 Index
Fund DWS Equity 500 Index Fund Scudder International Equity Fund
Institutional DWS International Equity Fund Institutional Scudder Commodity
Securities Fund DWS Commodity Securities Fund Scudder Inflation Protected
Plus Fund DWS Inflation Protected Plus Fund
Scudder International Fund, Inc.	DWS International Fund, Inc.
Scudder Emerging Markets Fund	DWS Emerging Markets Equity Fund
Scudder Greater Europe Fund	DWS Europe Equity Fund
Scudder International Fund	DWS International Fund
Scudder Latin America Fund	DWS Latin America Equity Fund
Scudder Pacific Opportunities Fund	DWS Pacific Opportunities Equity Fund
Scudder Investors Funds, Inc.	DWS Investors Funds, Inc.
Scudder Japanese Equity Fund	DWS Japan Equity Fund

Scudder MG Investments Trust	DWS Investments Trust
Scudder Fixed Income Fund	DWS Core Fixed Income Fund
Scudder High Income Plus Fund	DWS High Income Plus Fund
Scudder International Select Equity Fund	DWS International Select Equity Fund
Scudder Micro Cap Fund	DWS Micro Cap Fund
Scudder Short Duration Fund	DWS Short Duration Fund
Scudder Short-Term Municipal Bond Fund	DWS Short-Term Municipal Bond Fund
Scudder Money Funds	DWS Money Funds
Scudder Government & Agency Money Fund	DWS Government & Agency Money Fund
Scudder Money Market Fund	DWS Money Market Fund
Scudder Tax-Exempt Money Fund	DWS Tax-Exempt Money Fund
Scudder Money Market Trust	DWS Money Market Trust
Scudder Money Market Series	DWS Money Market Series
Scudder Municipal Trust	DWS Municipal Trust
Scudder High Yield Tax Free Fund	DWS High Yield Tax Free Fund
Scudder Managed Municipal Bond Fund	DWS Managed Municipal Bond Fund
Scudder Mutual Funds, Inc.	DWS Mutual Funds, Inc.
Scudder Gold and Precious Metals Fund	DWS Gold & Precious Metals Fund
Scudder Pathway Series	DWS Allocation Series
Pathway Conservative Portfolio	DWS Conservative Allocation Fund
Pathway Growth Plus Portfolio	DWS Growth Plus Allocation Fund
Pathway Growth Portfolio	DWS Growth Allocation Fund
Pathway Moderate Portfolio	DWS Moderate Allocation Fund
Scudder Portfolio Trust	DWS Portfolio Trust
Scudder Income Fund	DWS Core Plus Income Fund
Scudder RREEF Securities Trust	DWS RREEF Securities Trust
Scudder RREEF Real Estate Securities Fund	DWS RREEF Real Estate Securities Fund
Scudder Securities Trust	DWS Securities Trust
Scudder Health Care Fund	DWS Health Care Fund
Scudder Small Company Value Fund	DWS Small Cap Value Fund
Scudder State Tax-Free Income Series	DWS State Tax-Free Income Series
Scudder California Tax-Free Income Fund	DWS California Tax-Free Income Fund
Scudder New York Tax-Free Income Fund	DWS New York Tax-Free Income Fund
Scudder State Tax-Free Trust	DWS State Tax Free Trust
Scudder Massachusetts Tax-Free Fund	DWS Massachusetts Tax-Free Fund
Scudder Strategic Income Fund	DWS Strategic Income Fund
Scudder Target Fund	DWS Target Fund
Scudder Retirement Fund Series - VI	DWS Target 2006 Fund
Scudder Retirement Fund Series - VII	DWS Target 2008 Fund
Scudder Target 2010 Fund	DWS Target 2010 Fund
Scudder Target 2011 Fund	DWS Target 2011 Fund
Scudder Target 2012 Fund	DWS Target 2012 Fund
Scudder Target 2013 Fund	DWS Target 2013 Fund
Scudder Target 2014 Fund	DWS Target 2014 Fund
Scudder Tax Free Money Fund	DWS Tax Free Money Fund

2

Scudder Tax Free Trust	DWS Tax Free Trust
Scudder Intermediate Tax/AMT Free Fund	DWS Intermediate Tax/AMT Free Fund
Scudder Technology Fund	DWS Technology Fund
Scudder Total Return Fund	DWS Balanced Fund
Scudder U.S. Government Securities Fund	DWS U.S. Government Securities Fund
Scudder U.S. Treasury Money Fund	DWS U.S. Treasury Money Fund
Scudder Value Series, Inc.	DWS Value Series, Inc.
Scudder Large Cap Value Fund DWS Large Cap Value Fund Scudder-Dreman
Concentrated Value Fund DWS Dreman Concentrated Value Fund Scudder-Dreman
High Return Equity Fund DWS Dreman High Return Equity Fund Scudder-Dreman
Mid Cap Value Fund DWS Dreman Mid Cap Value Fund Scudder-Dreman Small Cap
Value Fund DWS Dreman Small Cap Value Fund
Value Equity Trust	DWS Value Equity Trust
Scudder Select 500 Fund	DWS Enhanced S&P 500 Index Fund
Scudder Tax Advantaged Dividend Fund	DWS Equity Income Fund

Also effective February 6, 2006, the Scudder service providers to the funds will change their names. The new service provider names will be as follows:

Current Name	New Name, effective February 6, 2006
Scudder Distributors, Inc.	DWS Scudder Distributors, Inc.
Scudder Fund Accounting Corporation	DWS Scudder Fund Accounting Corporation
Scudder Investments Service Company	DWS Scudder Investments Service Company
Scudder Service Corporation	DWS Scudder Service Corporation
Scudder Trust Company	DWS Trust Company

Please Retain this Supplement for Future Reference

January 23, 2006

Supplement to the currently effective Statement of Additional Information of each of the listed funds:

DWS Cash Investment Trust – Class S Shares
DWS Intermediate Tax/AMT Free Fund – Class S Shares
DWS Massachusetts Tax-Free Fund – Class S Shares
DWS Money Market Series: Premium Class S Shares
DWS Money Market Series: Prime Reserve Class S Shares
DWS Money Market Series: Managed Shares
DWS Short Term Bond Fund – Class S Shares
DWS Tax-Free Money Fund – Class S Shares
DWS U.S. Treasury Money Fund – Class S Shares

The following information supplements the “Purchase and Redemption of Shares” section of each fund’s Statement of Additional Information:

Effective on or about May 8, 2006 the fund will accept Automated Clearing House (“ACH”) debit entries for accounts that have elected the checkwriting redemption privilege. An example of an ACH debit is a transaction in which you have given your insurance company, mortgage company, credit card company, utility company, health club, etc., the right to withdraw your monthly payment from your fund account or the right to convert your mailed check into an ACH debit. Sometimes, you may give a merchant from whom you wish to purchase goods the right to convert your check to an ACH debit. You may also authorize a third party to initiate an individual payment in a specific amount from your account by providing your account information and authorization to such third party via the Internet or telephone. You authorize the fund upon receipt of an ACH debit entry referencing your account number, to redeem fund shares in your account to pay the entry to the third party originating the debit. The fund will make the payment on the basis of the account number that you provide to your merchant and will not compare this account number with the name on the account. The fund, the fund’s transfer agent, the Shareholder Service Agent or any other person or system handling the transaction is not required to determine if there is a discrepancy between the name and the account number shown on the transfer instructions.

The payment of any ACH debit entry will be subject to sufficient funds being available in the designated account; the fund will not be able to honor an ACH debit entry if sufficient funds are not available. ACH debit entry transactions to your fund account should not be initiated or authorized by you in amounts exceeding the value of the shares of the fund then in the account and available for redemption. The fund may refuse to honor ACH debit entry transactions whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. Your fund account statement will show any ACH debit entries in your account; you will not receive any other separate notice. (Merchants are permitted to convert your checks into ACH debits only with your prior consent.)

You may authorize payment of a specific amount to be made from your account directly by the fund to third parties on a continuing periodic basis. To arrange for this service, you should contact the person or company you will be paying. Any preauthorized transfers will

1

be subject to sufficient funds being available in the designated account. A preauthorized transfer will continue to be made from the account in the same amount and frequency as initially established until you terminate the preauthorized transfer instructions with the person or company whom you have been paying. If regular preauthorized payments vary in amount, the person or company you are going to pay should tell you ten (10) days before each payment will be made and how much the payment will be.

If you wish to terminate the periodic preauthorized transfers, you should do so with the person or company to whom you have been making payments. If you have told the fund in advance to make regular payments out of your account, you may stop any of these payments by writing or calling the Shareholder Service Agent at the address and telephone number listed in the next paragraph in time for the Shareholder Service Agent to receive your request three (3) business days or more before the payment is scheduled to be made. If you call, the fund may also require that you put your request in writing so that the fund will receive it within 14 days after you call. If you order the fund to stop one of these payments three (3) business days or more before the transfer is scheduled and the fund does not do so, the fund will be liable for your loss or damages but not in an amount exceeding the amount of the payment. A stop payment order will stop only the designated periodic payment.

In case of errors or questions about your ACH debit entry transactions please telephone (1-800-728-3337) or write (DWS Scudder Investments Service Company, P.O. Box 219669, Kansas City, MO 64121-9669) the Shareholder Service Agent as soon as possible if you think your statement is wrong or shows an improper transfer or if you need more information about a transfer listed on the statement. Our business days are Monday through Friday except holidays. The Shareholder Service Agent must hear from you no later than 60 days after the fund sent you the first fund account statement on which the problem or error appeared. If you do not notify the Shareholder Service Agent within sixty (60) days after the fund sends you the account statement, you may not get back any money you have lost, and you may not get back any additional money you lose after the sixty (60) days if the fund or Shareholder Service Agent could have stopped someone from taking that money if you had notified the Shareholder Service Agent in time.

When you report a suspected transaction, we will need your name and account number, a description of the error or the transfer you are unsure about, an explanation as to why you believe it is an error or why you need more information and the dollar amount of the suspected error. If you tell the Shareholder Service Agent orally, the Shareholder Service Agent may require that you send your complaint or questions in writing within ten (10) business days. The Shareholder Service Agent will determine whether an error occurred within ten (10) business days after it hears from you and will correct any error promptly. If the Shareholder Service Agent needs more time, however, it may take up to 45 days (90 days for certain types of transactions) to investigate your complaint or question. If the Shareholder Service Agent decides to do this, your account will be credited with escrowed fund shares within ten (10) business days for the amount you think is in error so that you will have the use of the money during the time it takes the Shareholder Service Agent to complete its investigation. If the Shareholder Service Agent asks you to put your complaint or questions in writing and the Shareholder Service Agent does not receive it within ten (10) business days, your account may not be credited. The Shareholder Service Agent will tell you the results within three (3) business days after completing its investigation. If the Shareholder Service Agent determines that there was no error, the Shareholder Service Agent will send you a written explanation. You may ask for copies of documents that were used by the Shareholder Service Agent in the investigation.

2

In the event the fund, the fund’s named transfer agent or the Shareholder Service Agent does not complete a transfer from your account on time or in the correct amount according to the fund’s agreement with you, the fund may be liable for your losses or damages. The fund will not be liable to you if (i) there are not sufficient funds available in your account to complete the transfer, (ii) circumstances beyond our control (such as fire or flood or malfunction of equipment) prevent the transfer, (iii) you or another shareholder have supplied a merchant with incorrect account information, or (iv) a merchant has incorrectly formulated an ACH debit entry. In any case, the fund’s liability shall not exceed the amount of the transfer in question.

The fund, the fund’s named transfer agent or the Shareholder Service Agent will disclose information to third parties about your account or the transfers you make: (1) where it is necessary for completing the transfers, (2) in order to verify the existence or condition of your account for a third party such as a credit bureau or a merchant, (3) in order to comply with government agencies or court orders or (4) if you have given the fund written permission.

The acceptance and processing of ACH debit entry transactions is established solely for your convenience and the fund reserves the right to suspend, terminate or modify your ability to redeem fund shares by ACH debit entry transactions at any time. ACH debit entry transactions are governed by the National Automated Clearing House Association (“NACHA”) Operating Rules and any local ACH operating rules then in effect, as well as Regulation E of the Federal Reserve Board.

Please Retain This Supplement for Future Reference

April 28, 2006

3

Supplement to the currently effective Statement of Additional Information for Class S shares of the funds listed below:

DWS Balanced Fund

DWS Blue Chip Fund

DWS California Tax-Free Income Fund

DWS Capital Growth Fund

DWS Cash Investment Trust

DWS Commodity Securities Fund

DWS Conservative Allocation Fund

DWS Core Fixed Income Fund

DWS Core Plus Income Fund

DWS Dreman High Return Equity Fund

DWS Dreman Mid Cap Value Fund

DWS Dreman Small Cap Value Fund

DWS Emerging Markets Equity Fund

DWS Emerging Markets Fixed Income Fund

DWS Enhanced S&P 500 Index Fund

DWS Equity Income Fund

DWS Europe Equity Fund

DWS Global Bond Fund

DWS Global Opportunities Fund

DWS Global Thematic Fund

DWS GNMA Fund

DWS Gold & Precious Metals Fund

DWS Growth & Income Fund

DWS Growth Allocation Fund

DWS Growth Plus Allocation Fund

DWS Health Care Fund

DWS High Income Plus Fund

DWS High Yield Tax Free Fund

DWS Inflation Protected Plus Fund

DWS Intermediate Tax/AMT Free Fund

DWS International Fund

DWS International Select Equity Fund

DWS Japan Equity Fund

DWS Large Cap Value Fund

DWS Large Company Growth Fund

DWS Latin America Equity Fund

DWS Managed Municipal Bond Fund

DWS Massachusetts Tax-Free Fund

DWS Micro Cap Fund

DWS Mid Cap Growth Fund

DWS Moderate Allocation Fund

DWS Money Market Series: Prime Reserve Class S

DWS Money Market Series: Premium Class S

DWS New York Tax-Free Income Fund

DWS Pacific Opportunities Equity Fund

DWS RREEF Real Estate Securities Fund

DWS S&P 500 Index Fund

DWS Short Duration Fund

DWS Short Term Bond Fund

DWS Short-Term Municipal Bond Fund

DWS Small Cap Core Fund

DWS Small Cap Growth Fund

DWS Small Cap Value Fund

DWS Strategic Income Fund

DWS Tax Free Money Fund

DWS Technology Fund

Treasury Money Fund

DWS U.S. Treasury Money Fund

The following information supplements the list of eligible Class S investors in the “Purchases –Eligible Class S Investors” section of each Fund’s Statement of Additional Information:

7. Shareholders of Class S of DWS Emerging Markets Fund who became shareholders of the fund in connection with the fund’s acquisition of Scudder New Asia Fund, Inc. on April 17, 2006.

Please Retain This Supplement for Future Reference

April 17, 2006

Cash Account Trust: Government & Agency Securities Portfolio

Cash Account Trust: Money Market Portfolio

Cash Account Trust: Tax-Exempt Portfolio

Cash Management Fund Institutional

Cash Management Fund Investment

Cash Reserve Fund, Inc.: Prime Series

Cash Reserve Fund, Inc.: Tax-Free Series

Cash Reserve Fund, Inc.: Treasury Series

Cash Reserves Fund Institutional

Investors Cash Trust: Government & Agency Securities Portfolio

Investors Cash Trust: Treasury Portfolio

Investors Florida Municipal Cash Fund

Investors Michigan Municipal Cash Fund

Investors New Jersey Municipal Cash Fund

Investors Pennsylvania Municipal Cash Fund

Money Market Fund Investment

NY Tax Free Money Fund Investment

Scudder Blue Chip Fund

Scudder California Tax-Free Income Fund

Scudder Capital Growth Fund

Scudder Cash Investment Trust

Scudder Commodity Securities Fund

Scudder-Dreman Concentrated Value Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Mid Cap Value Fund

Scudder-Dreman Small Cap Value Fund

Scudder EAFE Equity Index Fund

Scudder Emerging Markets Fund

Scudder Emerging Markets Income Fund

Scudder Equity 500 Index Fund

Scudder Fixed Income Fund

Scudder Flag Investors Communications Fund

Scudder Flag Investors Equity Partners Fund

Scudder Flag Investors Value Builder Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder GNMA Fund

Scudder Gold and Precious Metals Fund

Scudder Government & Agency Money Fund

Scudder Greater Europe Fund

Scudder Growth and Income Fund

Scudder Health Care Fund

Scudder High Income Fund

Scudder High Income Plus Fund

Scudder High Yield Tax-Free Fund

Scudder Income Fund

Scudder Inflation Protected Plus Fund

Scudder Intermediate Tax/AMT Free Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Large Cap Value Fund

Scudder Large Company Growth Fund

Scudder Latin America Fund

Scudder Lifecycle Long Range Fund

Scudder Limited-Duration Plus Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Money Market Fund

Scudder Money Market Series

Scudder Micro Cap Fund

Scudder Mid Cap Growth Fund

Scudder New York Tax-Free Income Fund

Scudder Pacific Opportunities Fund

Scudder Pathway Series — Conservative Portfolio

Scudder Pathway Series — Growth Portfolio

Scudder Pathway Series — Growth Plus Portfolio

Scudder Pathway Series — Moderate Portfolio

Scudder Retirement Fund — Series VI

Scudder Retirement Fund — Series VII

Scudder RREEF Real Estate Securities Fund

Scudder S&P 500 Index Fund

Scudder Select 500 Fund

Scudder Short Duration Fund

Scudder Short-Term Bond Fund

Scudder Short-Term Municipal Bond Fund

Scudder Small Cap Growth Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Strategic Income Fund

Scudder Target 2010 Fund

Scudder Target 2011 Fund

Scudder Target 2012 Fund

Scudder Target 2013 Fund

Scudder Target 2014 Fund

Scudder Tax Advantaged Dividend Fund

Scudder Tax-Exempt Money Fund

Scudder Tax Free Money Fund

Scudder Technology Fund

Scudder Total Return Fund

Scudder U.S. Bond Index Fund

Scudder U.S. Government Securities Fund

Scudder U.S. Treasury Money Fund

Tax-Exempt California Money Market Fund

Tax-Exempt New York Money Market Fund

Tax Free Money Fund Investment

Treasury Money Fund

Treasury Money Fund Investment

Supplement to the currently effective Statements of Additional Information for the above listed Funds:

The following information supplements the disclosure in the “Purchase and Redemption of Shares” section of each Fund’s Statement of Additional Information:

The Fund has authorized one or more financial service institutions, including certain members of the NASD other than the Distributor (“financial institutions”), to accept purchase and redemption orders for the Fund’s shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the Fund’s behalf. Orders for purchases or redemptions will be deemed to have been received by the Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the financial institution, ordinarily orders will be priced at the Fund’s net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Fund. Further, if purchases or redemptions of the Fund’s shares are arranged and settlement is made at an investor’s election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees/Directors and the Distributor, also the Fund’s principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees/Directors and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.

Please Retain This Supplement for Future Reference

January 4, 2006

Supplement to the currently effective Statement of Additional Information of each of the listed funds:

Cash Account Trust

Government & Agency Securities

Portfolio

Money Market Portfolio

Tax-Exempt Portfolio

Cash Reserve Fund

Prime Series

Tax-Free Series

Treasury Series

Daily Assets Fund Institutional

DWS Balanced Fund

DWS Blue Chip Fund

DWS California Tax Free Income Fund

DWS Capital Growth Fund

DWS Cash Investment Trust

DWS Commodity Securities Fund

DWS Conservative Allocation Fund

DWS Core Fixed Income Fund

DWS Dreman Concentrated Value Fund

DWS Dreman Financial Services Fund

DWS Dreman High Return Equity Fund

DWS Dreman Mid Cap Value Fund

DWS Dreman Small Cap Value Fund

DWS Emerging Markets Equity Fund

DWS Emerging Markets Fixed Income Fund

DWS Enhanced S&P 500 Index Fund

DWS Equity Income Fund

DWS Equity Partners Fund

DWS Europe Equity Fund

DWS Global Bond Fund

DWS Global Opportunities Fund

DWS Global Thematic Fund

DWS GNMA Fund

DWS Gold & Precious Metals Fund

DWS Government & Agency Money Fund

DWS Growth & Income Fund

DWS Growth Allocation Fund

DWS Growth Plus Allocation Fund

DWS Health Care Fund

DWS High Income Fund

DWS High Income Plus Fund

DWS High Yield Tax Free Fund

DWS Inflation Protected Plus Fund

DWS Intermediate Tax/AMT Free Fund

DWS International Equity Fund

DWS International Fund

DWS International Select Equity Fund

DWS Japan Equity Fund

DWS Large Cap Value Fund

DWS Large Company Growth Fund

DWS Latin America Equity Fund

DWS Lifecycle Long Range Fund

DWS Managed Municipal Bond Fund

DWS Massachusetts Tax-Free Fund

DWS Micro Cap Fund

DWS Mid Cap Growth Fund

DWS Moderate Allocation Fund

DWS Money Market Fund

DWS Money Market Series

DWS New York Tax-Free Income Fund

DWS Pacific Opportunities Equity Fund

DWS Short Duration Fund

DWS Short Duration Plus Fund

DWS Short-Term Municipal Bond Fund

DWS Small Cap Core Fund

DWS Small Cap Growth Fund

DWS Small Cap Value Fund

DWS Strategic Income Fund

DWS Target 2006 Fund

DWS Target 2008 Fund

DWS Target 2010 Fund

DWS Target 2011 Fund

DWS Target 2012 Fund

DWS Target 2013 Fund

DWS Target 2014 Fund

DWS Tax Free Money Fund

DWS Tax-Exempt Money Fund

DWS Technology Fund

DWS U.S. Government Securities Fund

DWS U.S. Treasury Money Fund

DWS Value Builder Fund

Investors Cash Trust

Government & Agency Securities Portfolio

Treasury Portfolio

Investors Municipal Cash Fund

Investors Florida Municipal Cash Fund

Investors Michigan Municipal Cash Fund

Investors New Jersey Municipal Cash Fund

Investors Pennsylvania Municipal Cash Fund

Tax-Exempt New York Money Market Fund

Tax Exempt California Money Market Fund

The following replaces similar disclosure in the “Portfolio Holdings Information” section of each of the above-referenced fund’s Statement of Additional Information:

In addition to the public disclosure of fund portfolio holdings through required Securities and Exchange Commission (“SEC”) quarterly filings, the fund may make its portfolio holdings information publicly available on the DWS Funds Web site as described in each fund’s prospectus. Each fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the fund.

Each fund’s procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively “DeAM”), subadvisors, if any, custodians, independent registered public accounting firms, securities lending agents, financial printers, proxy voting firms and other service providers to a fund who require access to this information to fulfill their duties to a fund, subject to the requirements described below. This non-public information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, to shareholders in connection with in-kind redemptions, or to other entities if a fund has a legitimate business purpose in providing the information, subject to the requirements described below.

ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]

Deutsche Bank Group

Prior to any disclosure of a fund’s non-public portfolio holdings information to the foregoing types of entities or persons, a person authorized by a fund’s Trustees/Directors must make a good faith determination in light of the facts then known that a fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to a fund’s Trustees/Directors.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about each fund and information derived therefrom, including, but not limited to, how each fund’s investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as a fund’s holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor a fund’s Trustees/Directors exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a fund’s portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a fund’s policies and procedures with respect to the disclosure of portfolio holdings information will protect a fund from the potential misuse of portfolio holdings information by those in possession of that information.

Please Retain This Supplement for Future Reference

May 1, 2006

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SCUDDER MONEY FUNDS

Scudder Money Market Fund

Scudder Government & Agency Money Fund

Scudder Tax-Exempt Money Fund

STATEMENT OF ADDITIONAL INFORMATION

December 1, 2005

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus for the Funds dated December 1, 2005, as amended from time to time, a copy of which may be obtained without charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which this Statement of Additional Information was obtained.

The Annual Report to Shareholders of each Fund, dated July 31, 2005, accompanies this Statement of Additional Information. The financial statements contained therein, together with accompanying notes, are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the prospectus.

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This combined Statement of Additional Information contains information about Scudder Money Market Fund (the “Money Market Fund”), Scudder Government & Agency Money Fund (the “Government & Agency Money Fund”) and Scudder Tax-Exempt Money Fund (the “Tax-Exempt Money Fund”) (individually, a “Fund” and collectively, the “Funds”) each a series of Scudder Money Funds (the “Trust”).

INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Fund’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund’s objective will be met.

Each Fund has elected to be classified as a diversified series of an open-end management investment company.

A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

As a matter of fundamental policy, each Fund may not:

(1)	Borrow money, except as permitted under the Investment Company Act of 1940, as amended (the “1940 Act”) and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)	Issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)	Concentrate its investments in a particular industry, as the term is used in the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time (Money Market Fund’s concentration in the banking industry is described on page 2);

(4)	Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)	Purchase or sell real estate, which does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

(6)	Purchase physical commodities or contracts relating to physical commodities;

(7)	Make loans except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

With regard to investment restriction (3) above, for Money Market Fund, for purposes of determining the percentage of Money Market Fund’s total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified separately, based on standard classifications utilized by ratings agencies, currently consisting of the following: securities arbitrage programs, multi-seller programs, single-seller programs and special investment vehicles.

Government & Agency Money Fund and the Tax-Exempt Money Fund have no current intention of making loans as permitted in investment restriction (7) noted above.

If a Fund adheres to a percentage restriction at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. Tax-Exempt Money Fund may invest more than 25% of its total assets in industrial development bonds.

The following policies are non-fundamental, and may be changed or eliminated for a Fund by the Board of Trustees of the Trust without a vote of that Fund’s shareholders. Each Fund may not:

(1)	Borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes;

(2)	Lend portfolio securities in an amount greater than 5% of its total assets;

(3)	Invest more than 10% of net assets in illiquid securities.

(4)	(Money Market Fund and Government & Agency Money Fund only) Invest more than 10% of total assets in non-affiliated registered investment companies.

Money Market Fund

Money Market Fund seeks maximum current income to the extent consistent with stability of principal. The Fund pursues its objective by investing exclusively in the following types of US Dollar denominated money market instruments that mature in no more than 397 days:

•	Obligations of, or guaranteed by, the US Government, its agencies or instrumentalities.

•	Bank certificates of deposit, time deposits or bankers’ acceptances of US banks (including their foreign branches), Canadian chartered banks and foreign banks (including their US branches).

•	Commercial paper obligations rated A-1 or A-2 by Standard & Poor’s Corporation (“S&P”) or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”) or issued by companies with an unsecured debt issue outstanding currently rated Aa by Moody’s or AA by S&P or higher and investments in other corporate obligations such as publicly traded bonds, debentures and notes rated Aa by Moody’s or AA by S&P or higher. For a description of these ratings, see “Appendix — Ratings of Investments” herein.

•	Repurchase agreements backed by obligations that are suitable for investment under the categories set forth above. Repurchase agreements are discussed below.

To the extent Money Market Fund purchases Eurodollar certificates of deposit issued by London branches of US banks, or commercial paper issued by foreign entities, consideration will be given to their marketability, to possible restrictions on international currency transactions and to regulations imposed by the domicile country of the foreign issuer. Eurodollar certificates of deposit are not subject to the same regulatory requirements as certificates issued by US banks and associated income may be subject to the imposition of foreign taxes.

Money Market Fund may concentrate more than 25% of its assets in bank certificates of deposit or banker’s acceptances of US banks in accordance with its investment objective and policies. Accordingly, the Fund may be more adversely affected by changes in market or economic conditions and other circumstances affecting the banking industry than it would be if the Fund’s assets were not so concentrated. The Fund will not change this policy without a vote of shareholders.

Government & Agency Money Fund

Government & Agency Money Fund seeks maximum current income to the extent consistent with stability of principal. The Fund pursues its objective by investing exclusively in the following securities that mature in no more than 397 days:

•	US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US Government, its agencies or instrumentalities.

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•	Repurchase agreements of the obligations described above.

Some securities issued by US Government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, such as those issued by the Federal Home Loan Bank, and others are backed by the full faith and credit of the US Government. The US Government guarantee of the securities owned by the Fund, however, does not guarantee the net asset value of its shares, which the Fund seeks to maintain at $1.00 per share. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the US Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Tax-Exempt Money Fund

Tax-Exempt Money Fund seeks maximum current income that is exempt from federal income taxes to the extent consistent with stability of principal. The Fund pursues its objective primarily through a professionally managed, diversified portfolio of short-term high quality tax-exempt municipal obligations.

Under normal market conditions, at least 80% of the Fund’s total assets will, as a fundamental policy, be invested in obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the income from which is exempt from regular federal income tax and from the federal Alternative Minimum Tax (AMT) (“Municipal Securities”). In compliance with the position of the staff of the Securities and Exchange Commission, the Fund does not consider “private activity” bonds as Municipal Securities for purposes of the 80% limitation. This is a fundamental policy so long as the staff maintains its position, after which it would become non-fundamental.

Dividends representing net interest income received by Tax-Exempt Money Fund on Municipal Securities will be exempt from regular federal income tax when distributed to the Fund’s shareholders. Such dividend income may be subject to state and local taxes. Because the Fund can invest up to 20% of its assets in securities whose income is subject to AMT, a shareholder who is subject to AMT may owe taxes on a portion of the Fund’s dividends. See “Taxes.” The Fund’s assets will generally consist of Municipal Securities, temporary investments as described below and cash. The Fund considers short-term Municipal Securities to be those that mature in no more than 397 days.

Tax-Exempt Money Fund will invest only in Municipal Securities which at the time of purchase:

•	are rated within the two highest ratings for Municipal Securities (Aaa or Aa) assigned by Moody’s, (AAA or AA) assigned by S&P, (AAA or AA) assigned by Fitch, or (AAA or AA) or any other nationally recognized statistical rating organization (“NRSRO”) as determined by the Securities and Exchange Commission are rated within the two highest ratings for Municipal Securities (Aaa or Aa) assigned by Moody’s or (AAA or AA) assigned by S&P;

•	are guaranteed or insured by the US Government as to the payment of principal and interest;

•	are fully collateralized by an escrow of US Government securities acceptable to the Fund’s investment advisor;

•	have at the time of purchase a Moody’s short-term municipal securities rating of MIG-2 or higher or a municipal commercial paper rating of P-2 or higher, or S&P’s municipal commercial paper rating of A-2 or higher, or Fitch’s municipal commercial paper rating of F-2 or higher, or a rating within the two highest categories of any other NRSRO as determined by the Securities and Exchange Commission;

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•	are unrated, if longer term Municipal Securities of that issuer are rated within the two highest rating categories by Moody’s, S&P, Fitch or any other NRSRO as determined by the Securities and Exchange Commission; are unrated, if longer term Municipal Securities of that issuer are rated within the two highest rating categories by Moody’s or S&P; or

•	are determined to be at least equal in quality to one or more of the above ratings in the discretion of the Fund’s investment advisor.

In seeking to achieve its investment objective, Tax-Exempt Money Fund may invest more than 25% of its assets in Municipal Securities that are industrial development bonds. Moreover, although the Fund does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities that are repayable out of revenue streams generated from economically related projects or facilities, if such investment is deemed necessary or appropriate by the Fund’s investment advisor. To the extent that the Fund’s assets are concentrated in Municipal Securities payable from revenues on economically related projects and facilities, the Fund will be subject to the risks presented by such projects to a greater extent than it would be if the Fund’s assets were not so concentrated.

From time to time, as a defensive measure or when acceptable short-term Municipal Securities are not available, Tax-Exempt Money Fund may invest in taxable “temporary investments” which include:

•	obligations of the US Government, its agencies or instrumentalities;

•	debt securities rated within the two highest grades by Moody’s or S&P;

•	commercial paper rated in the two highest grades by either of such rating services;

•	certificates of deposit of domestic banks; and

•	repurchase agreements backed by the obligations described above (repurchase agreements are discussed below).

Interest income from temporary investments is taxable to shareholders as ordinary income. Although the Fund is permitted to invest in taxable securities, it is the Fund’s primary intention to generate income dividends that are not subject to federal income taxes. See “Taxes.” For a description of the ratings, see “Appendix — Ratings of Investments.”

A Fund will not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days, if, as a result thereof, more than 10% of such Fund’s net assets valued at the time of the transaction would be invested in such securities. If a Fund holds a material percentage of its assets in illiquid securities, there may be a question concerning the ability of such Fund to make payment within seven days of the date its shares are tendered for redemption. Securities and Exchange Commission (“SEC”) guidelines provide that the usual limit on aggregate holdings by a money market fund of illiquid assets is 10% of its net assets. Each Fund’s Advisor monitors holdings of illiquid securities on an ongoing basis and will take such action as it deems appropriate to help maintain adequate liquidity.

Master/Feeder Fund Structure. The Board of Trustees has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets.

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An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

INVESTMENT POLICIES AND TECHNIQUES

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage are meant to describe the spectrum of investments that the Advisor in its discretion might, but is not required to, use in managing each Fund’s portfolio assets. The Advisor, may in its discretion at any time employ such practice, technique or instrument for one or more Funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Funds, but, to the extent employed, could from time to time have a material impact on a Fund’s performance. It is possible that certain investment practices and techniques described below may not be permissible for a Fund based on its investment restrictions, as described herein, and in the Funds’ applicable prospectus.

Asset-Backed Securities. Asset-backed securities may include pools of mortgages (“mortgage-backed securities”), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. For purposes of determining the percentage of a fund’s total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified separately. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the funds to dispose of any then existing holdings of such securities.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers’ acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. A fund may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. Although a fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on

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such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank.

Borrowing. As a matter of fundamental policy, each Fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While the Trust’s Board of Trustees does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future, it would increase the Funds’ volatility and the risk of loss in a declining market. Borrowing by a Fund will involve special risk considerations. Although the principal of a Fund’s borrowings will be fixed, a Fund’s assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

As a matter of non-fundamental policy, each Fund may not borrow money in an amount greater than 5% of total assets, except for temporary or emergency purposes.

Certificates of Deposit and Bankers’ Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Banker’s acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to the fund’s limitation on investments in illiquid securities.

Certificates of Participation. A fund may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives the fund an undivided interest in the Municipal Security in the proportion that the fund’s interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The fund’s Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by the fund. It is anticipated by the fund’s Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling the fund to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, the fund intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

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Commercial Paper. Subject to its investment objectives and policies, a fund may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A fund also may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Trust’s Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of the fund on illiquid securities. The Advisor monitors the liquidity of its investments in Section 4(2) paper on a continuing basis.

Eurodollar Obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.

Foreign Securities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity. All of the securities in which the Fund may invest are US dollar-denominated.

Funding Agreements. Funding agreements are contracts issued by insurance companies that provide investors the right to receive a variable rate of interest and the full return of principal at maturity. Funding agreements also include a put option that allows a fund to terminate the agreement at a specified time to the insurance company prior to maturity. Funding agreements generally offer a higher yield than other variable securities with similar credit ratings. The primary risk of a funding agreement is the credit quality of the insurance company that issues it. Funding agreements are considered “illiquid” securities and will count towards a fund’s limit on investing in illiquid securities.

Illiquid Securities and Restricted Securities. A fund may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

The Funds’ Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities

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were publicly traded. Where a registration statement is required for the resale of restricted securities, a fund may be required to bear all or part of the registration expenses. A fund may be deemed to be an “underwriter” for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, a fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a fund’s decision to sell a restricted or illiquid security and the point at which a fund is permitted or able to sell such security, a fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a fund.

Industrial Development and Pollution Control Bonds. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected. For the purposes of a fund’s investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

Interfund Borrowing and Lending Program. The Trust, on behalf of each Fund, has received exemptive relief from the SEC, which permits the Funds to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Funds are actually engaged in borrowing through the interfund lending program, the Funds, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging).

Investment in Other Investment Companies. In accordance with applicable law, each Fund may invest its assets in other money market funds with comparable investment objectives. In general, a Fund may not (1) purchase more than 3% of any other money market fund’s voting stock; (2) invest more than 5% of its assets in any single money market fund; and (3) invest more than 10% of its assets in other money market funds unless permitted to exceed these limitations by an exemptive order of the Securities and Exchange Commission (the “SEC”). As a shareholder of another money market fund, a Fund would bear, along with other shareholders, its prorata portion of the other money market fund’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that Fund bears directly (and the Fund bears indirectly on a prorata basis) in connection with its own operations.

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Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of a fund may be used for letter of credit backed investments.

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. The Funds effect sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of their responsibilities under Rule 2a-7 of the 1940 Act, the Trust’s Board has approved policies established by the Funds’ Advisor reasonably calculated to prevent each fund’s net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and the Trust’s Board will periodically review the Advisor’s operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in each Fund’s portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of a fund will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.

Securities eligible for investment by a fund are those securities which are generally rated (or issued by an issuer with comparable securities rated) in the highest short-term rating category by at least two rating services (or by one rating service, if no other rating agency has issued a rating with respect to that security). These securities are known as “first tier securities.” Securities generally rated (or issued by an issuer with comparable securities rated) in the top two categories by at least two rating agencies (or one, if only one rating agency has rated the security) which do not qualify as first tier securities are known as “second tier securities.” Each fund will not invest more than 5% of its total assets in the securities of a single issuer, other than the US Government. A fund may, however, invest more than 5% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although the fund may not make more than one such investment at any time during such period. A fund may not invest more than 5% of its total assets in securities which were second tier securities when acquired by the fund. Further, a fund may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by the fund.

The assets of each fund consist entirely of cash items and investments having a stated maturity date of 397 calendar days or less from the date of purchase (including investment in repurchase agreements, in which case maturity is measured by the repurchase date, without respect to the maturity of the obligation). The portfolio of each Fund will be managed so that the average maturity of all instruments (on a dollar-weighted basis) will be 90 days or less. The average maturity of a fund will vary according to the management’s appraisal of money market conditions.

Municipal Lease Obligations and Participation Interests. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts. They may be variable rate or fixed rate.

A fund may purchase from banks participation interests in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of the fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular fund. A fund has the right to sell the participation back to the bank after seven days’ notice for the full principal amount of the fund’s interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to the fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from the fund in connection with the arrangement. A fund will not purchase participation interests unless in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Advisor, the interest from such participations is exempt from regular federal income tax and state income tax for the fund.

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A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover the fund’s original investment.

Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of a fund’s limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by a fund may be determined by the Advisor to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a fund.

A fund may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide a fund with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide the fund with the right to demand payment, on not more than seven days’ notice, of all or any part of such fund’s participation interest in the underlying municipal lease obligation, plus accrued interest.

Municipal Securities, such as industrial development bonds, are issued by or on behalf of public authorities to obtain funds for purposes including privately operated airports, housing, conventions, trade shows, ports, sports, parking or pollution control facilities or for facilities for water, gas, electricity or sewage and solid waste disposal. Such obligations, which may include lease arrangements, are included within the term Municipal Securities if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although current federal tax laws place substantial limitations on the size of such issues.

Municipal Securities which the funds may purchase include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer-term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or “Ginnie Mae” (the Government National Mortgage Association) at the end of the project construction period.

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Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. A fund may purchase other Municipal Securities similar to the foregoing, which are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

A fund will invest only in Municipal Securities that at the time of purchase: (a) are rated within the two highest-ratings for Municipal Securities assigned by Moody’s (Aaa or Aa) or assigned by S&P (AAA or AA); (b) are guaranteed or insured by the US Government as to the payment of principal and interest; (c) are fully collateralized by an escrow of US Government securities acceptable to the funds’ Advisor; (d) have at the time of purchase Moody’s short-term Municipal Securities rating of MIG-2 or higher or a municipal commercial paper rating of P-2 or higher, or S&P’s municipal commercial paper rating of A-2 or higher; (e) are unrated, if longer term Municipal Securities of that issuer are rated within the two highest rating categories by Moody’s or S&P; or (f) are determined to be at least equal in quality to one or more of the above ratings in the discretion of the fund’s Advisor. See “Appendix” for a more detailed discussion of the Moody’s and S&P ratings outlined above. In addition, the funds limit their investments to securities that meet the quality requirements of Rule 2a-7 under the 1940 Act. See “Net Asset Value.”

Dividends representing net interest income received by a fund on Municipal Securities will be exempt from federal income tax when distributed to the fund’s shareholders. Such dividend income may be subject to state and local taxes. The fund’s assets will consist of Municipal Securities, taxable temporary investments as described below and cash. A fund considers short-term Municipal Securities to be those that mature in 397 calendar days or less. Examples of Municipal Securities that are issued with original maturities of one year or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds, warrants and tax-free commercial paper.

Municipal Securities generally are classified as “general obligation” or “revenue” issues. General obligation bonds are secured by the issuer’s pledge of its full credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Industrial development bonds held by a fund are in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer, and do not constitute the pledge of the credit of the issuer of such bonds. Among other types of instruments, a fund may purchase tax-exempt commercial paper, warrants and short-term municipal notes such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues. A fund may invest in short-term “private activity” bonds.

The Federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or Federal law that ultimately could affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

Municipal Trust Receipts. The Tax-Exempt Portfolio may invest up to 35% of its net assets in municipal trust receipts (“MTRs”). MTRs are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership, coupled with a conditional right to sell, or put, the holder’s interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are

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structured so that the purchaser of the MTR would be considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The Fund’s investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Fund. The Funds expect to invest in MTRs for which a legal opinion has been given to the effect that the income from an MTR is tax exempt to the same extent as the underlying bond, although it is possible that the Internal Revenue Service (the “IRS”) will take a different position and there is a risk that the interest paid on such MTRs would be deemed taxable.

Repurchase Agreements. A fund may invest in repurchase agreements, which are instruments under which a fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during a fund’s holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income.

A fund may enter into repurchase agreements with any member bank of the Federal Reserve System or any domestic broker/dealer which is recognized as a reporting Government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Advisor to be at least as high as that of other obligations the fund may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody’s, S&P or Duff.

A repurchase agreement provides a means for a fund to earn taxable income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the fund) “acquires a security (Obligation)” and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the fund together with the repurchase price on the date of repurchase. In either case, the income to the fund (which is taxable) is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by that fund or as being collateral for a loan by the fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterized the transaction as a loan and the fund has not perfected an interest in the Obligation, the fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund is at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the fund may incur a loss if the proceeds to the fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the fund will be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.

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Securities Backed by Guarantees. A fund may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund’s ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a fund and affect its share price.

Stand-by Commitments. A stand-by commitment is a right acquired by a fund, when it purchases a municipal obligation from a broker, dealer or other financial institution (“seller”), to sell up to the same principal amount of such securities back to the seller, at the fund’s option, at a specified price. Stand-by commitments are also known as “puts.” The exercise by the fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by commitments acquired by a fund will have the following features: (1) they will be in writing and will be physically held by the fund’s custodian; (2) the fund’s right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor’s opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) the fund’s acquisition cost (excluding any accrued interest which the fund paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period the fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

A fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a “fair value” of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where a fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

The Advisor understands that the Internal Revenue Service (the “Service”) has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A fund intends to take the position that it owns any municipal obligations acquired subject to a Stand-by Commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case.

Third Party Puts. A fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing the fund at specified intervals to tender (or “put”) the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond’s tax-exempt status, the put option will terminate automatically, the risk to the fund will be that of holding such a long-term bond and the weighted average maturity of the fund’s portfolio would be adversely affected.

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These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a fund, the fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage the fund’s portfolio in a manner designed to minimize any adverse impact from these investments.

US Government Securities. There are two broad categories of US Government-related debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include “zero coupon” securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the US Government Securities in the fund’s portfolio does not guarantee the net asset value of the shares of the fund. There are market risks inherent in all investments in securities and the value of an investment in the fund will fluctuate over time. Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of the fund’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of the fund and may even result in losses to the fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of the fund’s average portfolio maturity. As a result, the fund’s return may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable Rate Securities. A fund may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that “float” continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank’s prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease

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or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities (“Variable Rate Demand Securities”) have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. A fund determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows a fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

When-Issued Securities. A fund may purchase and sell securities on a when-issued or delayed delivery basis. A when-issued or delayed delivery transaction arises when securities are bought or sold for future payment and delivery to secure what is considered to be an advantageous price and yield to the fund at the time it enters into the transaction. In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, the fund will consider them to have been purchased on the date when it committed itself to the purchase.

A security purchased on a when-issued basis, like all securities held by the fund, is subject to changes in market value based upon changes in the level of interest rates and investors’ perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore if, in order to achieve higher interest income, the fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the fund’s assets will vary from $1.00 per share because the value of a when-issued security is subject to market fluctuation and no interest accrues to the purchaser prior to settlement of the transaction.

A fund will only make commitments to purchase Municipal Securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the fund reserves the right to sell these securities before the settlement date if deemed advisable. The sale of these securities may result in the realization of gains that are not exempt from federal income tax.

Portfolio Holdings Information

Each Fund’s complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until a Fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). A Fund does not disseminate nonpublic information about portfolio holdings except in accordance with policies and procedures adopted by a Fund.

Each Fund’s procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively “DeAM”), sub-advisers, if any, custodians, independent registered public accounting firms, securities lending agents, financial printers, proxy voting firms and other service providers to a Fund who require access to this information to fulfill their duties to a Fund, subject to the requirements described below. This non-public information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Lipper, to shareholders in connection with in-kind redemptions, or to other entities if a Fund has a legitimate business purpose in providing the information, subject to the requirements described below.

Prior to any disclosure of a Fund’s non-public portfolio holdings information to the foregoing types of entities or persons, a person authorized by a Fund’s Trustees must make a good faith determination in light of the facts then

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known that a Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to disclose, trade or make any investment recommendation based on the information received. Periodic reports regarding these procedures will be provided to a Fund’s Trustees.

Registered investment companies that are sub-advised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor a Fund’s Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a Fund’s portfolio holdings disclosure policy. The portfolio holdings of some of the funds sub-advised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a Fund’s policies and procedures with respect to the disclosure of portfolio holdings information will protect a Fund from the potential misuse of portfolio holdings information by those in possession of that information.

MANAGEMENT OF THE FUNDS

Investment Advisor. On April 5, 2002, 100% of Scudder not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG and changed its name to Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”). DeIM, which is part of Deutsche Asset Management (“DeAM”), is the investment advisor for each Fund. Under the supervision of the Board of Trustees of the Trust, DeIM with headquarters at 345 Park Avenue, New York, New York 10154, makes each Fund’s investment decisions, buys and sells securities for the Funds and conducts research that leads to these purchase and sale decisions. The Advisor manages each Fund’s daily investment and business affairs subject to the policies established by each Trust’s Board of Trustees. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Funds’ Advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

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The Advisor manages each Fund’s daily investment and business affairs subject to the policies established by the Trust’s Board of Trustees. The Trustees have overall responsibility for the management of each Fund under Massachusetts law.

Pursuant to an investment management agreement with each Fund, the Advisor acts as each Fund’s investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more Funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor’s duties.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.

The present investment management agreement for each Fund (the “Agreement”) was approved by the Trustees on February 4, 2002 and became effective on April 5, 2002. The Agreement, last approved by the Trustees on September 23, 2005, will continue in effect until September 30, 2006, and continue from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the Trust (“Independent Trustees” or “Non-Interested Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust’s Trustees or of a majority of the outstanding voting securities of each Fund.

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The Agreement may be terminated at any time without payment of penalty by either party on sixty days’ written notice and automatically terminate in the event of its assignment.

Under the Agreement, the Advisor regularly provides each Fund with continuing investment management for each Fund’s portfolio consistent with each Fund’s investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Fund’s assets shall be held uninvested, subject to the Trust’s Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”) and to each Fund’s investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of each Fund.

From August 1, 2005 to June 12, 2005 the Trust, on behalf of the Funds, paid the Advisor an advisory fee at the annual rate of 0.50% of the first $215 million of the combined average daily net assets of each Fund, 0.375% of the next $335 million of combined net assets, 0.30% of the next $250 million of combined net assets and 0.25% of combined average daily net assets of each Fund over $800 million. The fee is payable monthly, provided that each Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of each Fund and unpaid.

Effective June 13, 2005, the Trust on behalf of the Funds, pays the Advisor an advisory fee at the annual rate of 0.50% of the first $215 million of the combined average daily net assets of each Fund, 0.375% of the next $335 million of combined net assets, 0.30% of the next $250 million of combined net assets, 0.25% of the next $800 million of combined assets, 0.24% of the next $800 million of combined net assets, 0.23% of the next $800 million of combined net assets, and 0.22% of combined average daily net assets of each Fund over $3.2 billion. The fee is payable monthly, provided that each Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of each Fund and unpaid.

The advisory fees paid by each Fund for its last three fiscal years are shown in the table below.

Fund	2005	2004	2003
	—	$10,186,555	—
Money Market Fund	$8,951,891	$10,186,555	$12,089,174
Government & Agency Money Fund	$1,068,653	$1,209,944	$1,508,579
Tax-Exempt Money Fund	$1,694,462	$1,654,412	$1,795,355

Under its investment management agreement a Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers’ commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of a Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. A Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. A Fund is also responsible for its expenses of shareholders’ meetings, the cost of responding to shareholders’ inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Fund with respect thereto.

In reviewing the terms of the Agreement and in discussions with the Advisor concerning the Agreements, the Trustees of the Trust who are not “interested persons” of the Advisor are represented by independent counsel at the Funds’ expense.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreement relates, except a loss resulting from

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willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Funds’ custodian bank. It is the Advisor’s opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

Board Considerations in Connection with the Annual Review of the Investment Management Agreement — Scudder Money Market Fund

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund’s investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”) in September 2005. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Fixed-Income Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. The Board also received extensive information throughout the year regarding performance and operating results of the Fund. After their review of the information received, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees’ findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious adviser is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. In connection with recent and ongoing efforts by Deutsche Bank to restructure its U.S. mutual fund business, which resulted in turnover of senior management and other personnel of the Advisor, the Board considered Deutsche Bank’s commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Fund with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. The Board reviewed the Fund’s gross and net performance over short-term and long-term periods and compared those returns to various agreed-upon peer group performance measures, focusing, for this purpose, primarily on gross performance. The Board considered whether investment results were consistent with the Fund’s investment objective and policies. The Board also noted that it has put a process into place of identifying “Focus Funds” (e.g., funds performing poorly relative to their peer group), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor’s remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Fixed-Income Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory, and that the Fund’s gross performance over time was satisfactory.

Fees and Expenses. The Board considered the Fund’s management fee rate, operating expenses and total expense ratio, and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper Inc. (“Lipper”). For purposes of this comparison, the Board relied on historical data compiled by Lipper for the peer funds and the Advisor’s estimate of current expenses for the Fund. The Board noted that the Fund adopted a revised management fee schedule with additional breakpoints in connection with the acquisition of the assets and liabilities of Scudder YieldWise Money Fund in June 2005 (the

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“YieldWise Merger”). The information provided to the Board showed that the Fund’s management fee rate (including the effects of the YieldWise Merger) was below the median of the peer group and that the Fund’s total expense ratio was below the median of the peer universe. The Board also considered the Fund’s management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable mutual funds and for similarly managed institutional accounts. With respect to institutional accounts, the Board noted that (i) both the mix of services provided and the level of responsibility required under the Agreement were significantly greater as compared to the Advisor’s obligations for similarly managed institutional accounts; and (ii) the management fees of institutional accounts are less relevant to the Board’s consideration because they reflect significantly different competitive forces than those in the mutual fund marketplace. With respect to other comparable Scudder Funds, the Board considered differences in fund and fee structures among the various legacy organizations. The Board took into account the Advisor’s commitment to cap total expenses through November 30, 2008 in connection with the YieldWise Merger.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the Scudder Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the Scudder organization with respect to all fund services in totality and by fund. The Board reviewed DeIM’s methodology in allocating its costs to the management of the Fund. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. Based on the information provided, the Board concluded that the pre-tax profits realized by DeIM in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee schedule under the Agreement is reasonable in relation to the asset size of the Fund. The Board noted that the management fee schedule included six breakpoints, designed to share economies of scale with the shareholders. The Board concluded that the management fee schedule, together with expense caps, reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DeIM and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DeIM and its affiliates, including fees received by the Advisor for administrative services provided to the Fund. The Board concluded that management fees were reasonable in light of these fallout benefits.

Regulatory Matters. The Board also considered information regarding ongoing inquiries of the Advisor regarding market timing, late trading and other matters by federal and state regulators and private lawsuits on related topics. Among other matters, the Board considered the Advisor’s commitment to indemnify the Scudder Funds against regulatory actions or lawsuits arising from such inquiries. The Board also considered management’s representation that such actions will not materially impact the Advisor’s ability to perform under the Agreement or materially impact the Fund.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

Board Considerations in Connection with the Annual Review of the Investment Management Agreement — Scudder Government & Agency Money Fund

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund’s investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DeIM” or the

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“Advisor”) in September 2005. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Fixed-Income Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. The Board also received extensive information throughout the year regarding performance and operating results of the Fund. After their review of the information received, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees’ findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious adviser is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. In connection with recent and ongoing efforts by Deutsche Bank to restructure its U.S. mutual fund business, which resulted in turnover of senior management and other personnel of the Advisor, the Board considered Deutsche Bank’s commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Fund with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. The Board reviewed the Fund’s gross and net performance over short-term and long-term periods and compared those returns to various agreed-upon peer group performance measures, focusing, for this purpose, primarily on gross performance. The Board considered whether investment results were consistent with the Fund’s investment objective and policies. The Board also noted that it has put a process into place of identifying “Focus Funds” (e.g., funds performing poorly relative to their peer group), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor’s remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Fixed-Income Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory, and that the Fund’s gross performance over time was satisfactory.

Fees and Expenses. The Board considered the Fund’s management fee rate, operating expenses and total expense ratio, and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper Inc. (“Lipper”). For purposes of this comparison, the Board relied on historical data compiled by Lipper for the peer funds and the Advisor’s estimate of current expenses for the Fund. The Board noted that the Fund adopted a revised management fee schedule with additional breakpoints in connection with the acquisition of the assets and liabilities of Scudder YieldWise Government & Agency Money Fund in June 2005 (the “YieldWise Merger”). The information provided to the Board showed that the Fund’s management fee rate (taking the YieldWise Merger into account) was below the median of the peer group and that the Fund’s total expense ratio was below the median of the peer universe. The Board also considered the Fund’s management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable mutual funds. With respect to other comparable Scudder Funds, the Board considered differences in fund and fee structures among the various legacy organizations. The Board took into account the Advisor’s commitment to cap total expenses through November 30, 2008 in connection with the YieldWise Merger.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor.

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Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the Scudder Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the Scudder organization with respect to all fund services in totality and by fund. The Board reviewed DeIM’s methodology in allocating its costs to the management of the Fund. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. Based on the information provided, the Board concluded that the pre-tax profits realized by DeIM in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee schedule under the Agreement is reasonable in relation to the asset size of the Fund. The Board noted that the management fee schedule included six breakpoints, designed to share economies of scale with the shareholders. The Board concluded that the management fee schedule, together with expense caps, reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DeIM and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DeIM and its affiliates, including fees received by the Advisor for administrative services provided to the Fund. The Board concluded that management fees were reasonable in light of these fallout benefits.

Regulatory Matters. The Board also considered information regarding ongoing inquiries of the Advisor regarding market timing, late trading and other matters by federal and state regulators and private lawsuits on related topics. Among other matters, the Board considered the Advisor’s commitment to indemnify the Scudder Funds against regulatory actions or lawsuits arising from such inquiries. The Board also considered management’s representation that such actions will not materially impact the Advisor’s ability to perform under the Agreement or materially impact the Fund.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

Board Considerations in Connection with the Annual Review of the Investment Management Agreement — Scudder Tax-Exempt Money Fund

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund’s investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”) in September 2005. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Fixed-Income Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. The Board also received extensive information throughout the year regarding performance and operating results of the Fund. After their review of the information received, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees’ findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious adviser is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. In connection with recent and ongoing efforts by Deutsche Bank to restructure its U.S. mutual fund business, which resulted in turnover of senior management and other personnel of

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the Advisor, the Board considered Deutsche Bank’s commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Fund with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. The Board reviewed the Fund’s gross and net performance over short-term and long-term periods and compared those returns to various agreed-upon peer group performance measures, focusing, for this purpose, primarily on gross performance. The Board considered whether investment results were consistent with the Fund’s investment objective and policies. The Board also noted that it has put a process into place of identifying “Focus Funds” (e.g., funds performing poorly relative to their peer group), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor’s remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Fixed-Income Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory, and that the Fund’s gross performance over time was satisfactory.

Fees and Expenses. The Board considered the Fund’s management fee rate, operating expenses and total expense ratio, and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper Inc. (“Lipper”). For purposes of this comparison, the Board relied on historical data compiled by Lipper for the peer funds and the Advisor’s estimate of current expenses for the Fund. The Board noted that the Fund adopted a revised management fee schedule with additional breakpoints in connection with the acquisition of the assets and liabilities of Scudder YieldWise Municipal Money Fund in June 2005 (the “Yieldwise Merger”). The information provided to the Board showed that the Fund’s management fee rate (taking into account the effects of the YieldWise Merger) was below the median of the peer group and that the Fund’s total expense ratio was below the median of the peer universe. The Board also considered the Fund’s management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable mutual funds. With respect to other comparable Scudder Funds, the Board considered differences in fund and fee structures among the various legacy organizations. The Board took into account the Advisor’s commitment to cap total expenses through November 30, 2008 in connection with the YieldWise Merger.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the Scudder Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the Scudder organization with respect to all fund services in totality and by fund. The Board reviewed DeIM’s methodology in allocating its costs to the management of the Fund. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. Based on the information provided, the Board concluded that the pre-tax profits realized by DeIM in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee schedule under the Agreement is reasonable in relation to the asset size of the Fund. The Board noted that the management fee schedule included six breakpoints, designed to share economies of scale with the shareholders. The Board concluded that the management fee schedule, together with expense caps, reflects an appropriate level of sharing of any economies of scale.

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Other Benefits to DeIM and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DeIM and its affiliates, including fees received by the Advisor for administrative services provided to the Fund. The Board concluded that management fees were reasonable in light of these fallout benefits.

Regulatory Matters. The Board also considered information regarding ongoing inquiries of the Advisor regarding market timing, late trading and other matters by federal and state regulators and private lawsuits on related topics. Among other matters, the Board considered the Advisor’s commitment to indemnify the Scudder Funds against regulatory actions or lawsuits arising from such inquiries. The Board also considered management’s representation that such actions will not materially impact the Advisor’s ability to perform under the Agreement or materially impact the Fund.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

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Code of Ethics

The Funds, the Advisor and the Funds’ principal underwriter have each adopted codes of ethics under rule 17j-1 of the 1940 Act. Board members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

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PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Funds to their customers. However, the Advisor does not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of a Fund as a factor in the selection of broker-dealers to execute portfolio transactions for a Fund.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for a Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for a Fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

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In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than a Fund making the trade, and not all such information is used by the Advisor in connection with such Fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to a Fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for each Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, a Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to a Fund.

Deutsche Bank AG or one of its affiliates may act as a broker for a Fund and receive brokerage commissions or other transaction-related compensation from a Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Funds’ Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges a Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker. There usually are no brokerage commissions paid by a Fund for such purchases. During the last three fiscal years each Fund paid no portfolio brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

SERVICE PROVIDERS

Principal Underwriter

Scudder Distributors, Inc. (SDI), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter for shares of the Funds and acts as agent of the Funds in the continuous sale of their shares. The Funds pay the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and SDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. SDI also pays for supplementary sales literature and advertising costs. Terms of

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continuation, termination and assignment under the underwriting agreement are identical to those described above with regard to the investment management agreement, except that termination other than upon assignment requires six months notice and shares are voted in the aggregate and not by Fund whenever shareholders vote with respect to such agreement. SDI receives no compensation from the Funds as principal underwriter for the Funds shares and pays all expenses of distribution of the Funds shares.

Certain officers or trustees of the Trust are also directors or officers of the Advisor and SDI as indicated under “Officers and Trustees.”

Independent Registered Public Accounting Firm

The financial highlights of each Fund included in the Funds’ prospectus and the financial statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, Independent Registered Public Accounting Firm, given on the authority of said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to each Fund and the Independent Trustees.

Fund Accounting Agent

Scudder Fund Accounting Corporation (“SFAC”), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of the Funds and maintaining portfolio and general accounting records. Currently, SFAC receives no fee for its services to the Funds; however, subject to Board approval, at some time in the future, SFAC may seek payment for its services under this agreement.

Pursuant to an agreement among the Advisor, SFAC and State Street Bank and Trust Company (“SSB”) (the “Sub-Accounting and Sub-Administrator Agreement”), SFAC and the Advisor have delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by the Advisor and SFAC, not by the Funds.

Administrator

Pursuant to a sub-administrator agreement between the Advisor and SSB, the Advisor has delegated certain administrative functions to SSB under the investment management agreement. The costs and expenses of such delegation are borne by the Advisor, not by the Funds.

Custodian, Transfer Agent and Shareholder Service Agent

State Street Bank and Trust Company (“SSB”), 225 Franklin Street, Boston, Massachusetts 02110, as custodian, has custody of all securities and cash of the Funds. State Street attends to the collection of principal and income, and payment for and collection of proceeds bought and sold by the Funds.

State Street also acts as transfer agent for the Funds. Pursuant to a services agreement with State Street, Scudder Investments Service Company (SISC), 210 W. 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, serves as “Shareholder Service Agent.” State Street receives as transfer agent, and pays to SISC annual account fees of a maximum of $10 per account, a $5 new account set up fee, an annual asset based fee of 0.05% of average daily net assets and out-of-pocket expense reimbursement.

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During the fiscal year ended July 31, 2005, shareholder service fees were remitted for Money Market Fund in the amount of $3,256,811, for Government & Agency Money Fund in the amount of $333,133 and for Tax-Exempt Money Fund in the amount of $416,977 to SISC as Shareholder Service Agent.

During the fiscal year ended July 31, 2004, shareholder service fees were remitted for Money Market Fund in the amount of $3,552,414, for Government & Agency Money Fund in the amount of $376,484, and for Tax-Exempt Money Fund in the amount of $409,599 to SISC as Shareholder Service Agent.

During the fiscal year ended July 31, 2003, shareholder service fees were remitted for Money Market Fund in the amount of $4,595,480, for Government & Agency Money Fund in the amount of $578,970, and for Tax-Exempt Money Fund in the amount of $468,723 to SISC as Shareholder Service Agent.

Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. (“DST”), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by SISC, not by the Funds.

Custodian’s fee may be reduced by certain earnings credits in favor of each Fund.

PURCHASE AND REDEMPTION OF SHARES

Purchase of Shares

Shares of each Fund are sold at their net asset value next determined after an order and payment are received in the form described in the Funds’ prospectus. There is no sales charge. The minimum initial investment in any Fund is $1,000 ($500 for IRAs), $10,000 for a Scudder MoneyPLUS AccountSM and the minimum subsequent investment is $50, but such minimum amounts may be changed at any time. See the prospectus for certain exceptions to these minimums. The Funds may waive the minimum for purchases by trustees, directors, officers or employees of the Trust or the Advisor and its affiliates and the $3 monthly fee assessed on accounts below $1,000. Since each Fund will be investing in instruments that normally require immediate payment in federal funds (monies credited to a bank’s account with its regional Federal Reserve Bank), each Fund has adopted procedures for the convenience of its shareholders and to ensure that each Fund receives investable funds.

SDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of shares of a Fund with the following compensation schedule up to the following amounts:

	Compensation Schedule (1)
	Amount of Shares Sold	As a Percentage of Net Asset Value
Tax-Exempt Money Fund	$1 million to $15 million	0.15%

(1)	The Compensation Schedule applies to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system. The Compensation Schedule will be determined based on the value of the conversion assets.

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	Compensation Schedule (1)
	Amount of Shares Sold		As a Percentage of Net Asset Value
Money Market Fund and Government & Agency Money Fund	Up to $	15 million	0.15%

(1)	The Compensation Schedule applies to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system maintained by ADP, Inc. for Scudder-branded plans under an alliance with SDI and its affiliates.

If shares of a Fund to be redeemed were purchased by check or through certain Automated Clearing House (“ACH”) transactions, the Fund may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which may be up to 10 days from receipt by the Fund of the purchase amount. Shareholders may not use expedited redemption procedures (wire transfer or Redemption Check) until the shares being redeemed have been owned for at least 10 days, and shareholders may not use such procedures to redeem shares held in certificated form. There is no delay when shares being redeemed were purchased by wiring Federal Funds.

Due to the desire of the Trust’s management to afford ease of redemption, certificates will not be issued to indicate ownership in the Funds. Share certificates now in a shareholder’s possession may be sent to the Transfer Agent for cancellation and credit to such shareholder’s account. Shareholders who currently hold certificates may hold the certificates in their possession until they wish to exchange or redeem such shares.

Orders for purchase of shares of a Fund received by wire transfer in the form of federal funds will be effected at the next determined net asset value. Shares purchased by wire will receive that day’s dividend if effected at or prior to the 2:00 p.m. Eastern time net asset value determination for Money Market Fund and Government & Agency Money Fund and at or prior to the 12:00 p.m. Eastern time net asset value determination for Tax-Exempt Money Fund, otherwise, dividends will begin to accrue for the next business day if effected at the 4:00 p.m. Eastern time net asset value determination. Orders processed through dealers or other financial services firms via Fund/SERV will be effected at the 4:00 p.m. Eastern time net asset value effective on the trade date. These purchases will begin earning dividends the calendar day following the payment date.

Orders for purchase accompanied by a check or other negotiable bank draft will be accepted and effected as of 4:00 p.m. Eastern time on the next business day following receipt and such shares will receive the dividend for the next calendar day following the day the purchase is effected. If an order is accompanied by a check drawn on a foreign bank, funds must normally be collected on such check before shares will be purchased.

If payment is wired in federal funds, the payment should be directed to Scudder Money Funds: UMB of Kansas City, N.A. (ABA #1010-0069-5) Scudder Money Market Fund: #98-0103-346-8, or Scudder Government & Agency Money Fund: 98-0116-259-4 or, Scudder Tax-Exempt Money Fund: 98-0001-577-6.

Redemption of Shares

General. Upon receipt by the Shareholder Service Agent of a request for redemption in proper form, shares will be redeemed by a Fund at the applicable net asset value as described in the Funds’ prospectus. If processed at 4:00 p.m. Eastern time, the shareholders will receive that day’s dividend. A shareholder may elect to use either the regular or expedited redemption procedures. Shareholders who redeem shares of a Fund will receive the net asset value of such shares and all declared but unpaid dividends on such shares.

The Funds may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange (“Exchange”) is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Fund’s investments is not reasonably practicable, or (ii) it is not reasonably

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practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Funds’ shareholders.

In addition, the Money Market Fund may delay payments of redemptions in the event of a closing of the Federal Reserve Bank’s wire payment system until a reasonable time after the system reopens, but in any event the Fund may not delay payment more than seven days except under the circumstances discussed in the previous paragraph.

Although it is each Fund’s present policy to redeem in cash, if the Board of Trustees determines that a material adverse effect would be experienced by the remaining shareholders if payment were made wholly in cash, the Trust will pay the redemption price in part by a distribution of portfolio securities in lieu of cash, in conformity with the applicable rules of the Securities and Exchange Commission, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as the Board of Trustees may deem fair and equitable. If such a distribution occurs, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition could incur certain transaction costs. Such a redemption would not be as liquid as a redemption entirely in cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares of a Fund solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder of record.

Regular Redemptions. When shares are held for the account of a shareholder by the Trust’s transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Scudder Investments Service Company, P.O. Box 219557, Kansas City, Missouri 64121-9557. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

Redemption by Check/ACH Debit Disclosure. The Funds will accept Automated Clearing House (“ACH”) debit entries for accounts that have elected the checkwriting redemption privilege. An example of an ACH debit is a transaction in which you have given your insurance company, mortgage company, credit card company, utility company, health club, etc., the right to withdraw your monthly payment from your Fund account or the right to convert your mailed check into an ACH debit. Sometimes, you may give a merchant from whom you wish to purchase goods the right to convert your check to an ACH debit. You may also authorize a third party to initiate an individual payment in a specific amount from your account by providing your account information and authorization to such third party via the Internet or telephone. You authorize a Fund upon receipt of an ACH debit entry referencing your account number, to redeem Fund shares in your account to pay the entry to the third party originating the debit. A Fund will make the payment on the basis of the account number that you provide to your merchant and will not compare this account number with the name on the account. The Funds, the Funds’ transfer agent, the Shareholder Service Agent or any other person or system handling the transaction are not required to determine if there is a discrepancy between the name and the account number shown on the transfer instructions.

The payment of any ACH debit entry will be subject to sufficient funds being available in the designated account; a Fund will not be able to honor an ACH debit entry if sufficient funds are not available. ACH debit entry transactions to your Fund account should not be initiated or authorized by you in amounts exceeding the amount of Shares of a Fund then in the account and available for redemption. A Fund may refuse to honor ACH debit entry transactions whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. Your Fund account statement will show any ACH debit entries in your account; you will not receive any other separate notice. (Merchants are permitted to convert your checks into ACH debits only with your prior consent.)

You may authorize payment of a specific amount to be made from your account directly by a Fund to third parties on a continuing periodic basis. To arrange for this service, you should contact the person or company you will be paying. Any preauthorized transfers will be subject to sufficient funds being available in the designated account. A preauthorized transfer will continue to be made from the account in the same amount and frequency as initially

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established until you terminate the preauthorized transfer instructions with the person or company whom you have been paying. If regular preauthorized payments may vary in amount, the person or company you are going to pay should tell you ten (10) days before each payment will be made and how much the payment will be. If you have told a Fund in advance to make regular payments out of your account, you may stop any of these payments by writing or calling the Shareholder Service Agent at the address and telephone number listed in the next paragraph in time for the Shareholder Service Agent to receive your request three (3) business days or more before the payment is scheduled to be made. If you call, a Fund may also require that you put your request in writing so that a Fund will receive it within 14 days after you call. If you order a Fund to stop one of these payments three (3) business days or more before the transfer is scheduled and a Fund does not do so, a Fund will be liable for your loss or damages but not in an amount exceeding the amount of the payment. A stop payment order will stop only the designated periodic payment. If you wish to terminate the periodic preauthorized transfers, you should do so with the person or company to whom you have been making payments.

In case of errors or questions about your ACH debit entry transactions please telephone (1-800-621-1048) or write (Scudder Investments, 222 South Riverside Plaza, Chicago, IL 60606-5808) the Shareholder Service Agent as soon as possible if you think your statement is wrong or shows an improper transfer or if you need more information about a transfer listed on the statement. Our business days are Monday through Friday except holidays. The Shareholder Service Agent must hear from you no later than 60 days after a Fund sent you the first Fund account statement on which the problem or error appeared. If you do not notify the Shareholder Service Agent within sixty (60) days after a Fund sends you the account statement, you may not get back any money you have lost, and you may not get back any additional money you lose after the sixty (60) days if a Fund or Shareholder Service Agent could have stopped someone from taking that money if you had notified the Shareholder Service Agent in time.

Tell us your name and account number. Describe the error or the transfer you are unsure about, and explain why you believe it is an error or why you need more information. Tell us the dollar amount of the suspected error. If you tell the Shareholder Service Agent orally, the Shareholder Service Agent may require that you send your complaint or questions in writing within ten (10) business days. The Shareholder Service Agent will determine whether an error occurred within ten (10) business days after it hears from you and will correct any error promptly. If the Shareholder Service Agent needs more time, however, it may take up to 45 days (90 days for certain types of transactions) to investigate your complaint or question. If the Shareholder Service Agent decides to do this, your account will be credited with escrowed Fund shares within ten (10) business days for the amount you think is in error so that you will have the use of the money during the time it takes the Shareholder Service Agent to complete its investigation. If the Shareholder Service Agent asks you to put your complaint or questions in writing and the Shareholder Service Agent does not receive it within ten (10) business days, your account may not be credited. The Shareholder Service Agent will tell you the results within three (3) business days after completing its investigation. If the Shareholder Service Agent determines that there was no error, the Shareholder Service Agent will send you a written explanation. You may ask for copies of documents that were used by the Shareholder Service Agent in the investigation.

In the event a Fund, the Funds’ named transfer agent or the Shareholder Service Agent does not complete a transfer from your account on time or in the correct amount according to the Funds’ agreement with you, a Fund may be liable for your losses or damages. A Fund will not be liable to you if (i) there are not sufficient funds available in your account, (ii) circumstances beyond our control (such as fire or flood or malfunction of equipment) prevent the transfer, (iii) you or another shareholder have supplied a merchant with incorrect account information, or (iv) a merchant has incorrectly formulated an ACH debit entry. In any case, a Fund’s liability shall not exceed the amount of the transfer in question.

A Fund, the Funds’ named transfer agent or the Shareholder Service Agent will disclose information to third parties about your account or the transfers you make: (1) where it is necessary for completing the transfers, (2) in order to verify the existence or condition of your account for a third party such as a credit bureau or a merchant, (3) in order to comply with government agencies or court orders or (4) if you have given a Fund written permission.

The acceptance and processing of ACH debit entry transactions is established solely for your convenience and each Fund reserves the right to suspend, terminate or modify your ability to redeem fund shares by ACH debit entry transactions at any time. ACH debit entry transactions are governed by the rules of the National Automated

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Clearing House Association (“NACHA”) Operating Rules and any local ACH operating rules then in effect, as well as Regulation E of the Federal Reserve Board.

Telephone Redemptions. If the proceeds of the redemption are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor, guardian and custodian account holders, provided the trustee, executor guardian or custodian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Shares purchased by check or through certain ACH transactions may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificate form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. Each Fund reserves the right to terminate or modify this privilege at any time.

Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder’s brokerage or bank account, shares can be redeemed and proceeds sent by a federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to 12:00 p.m. Eastern time and can be identified as an investment in a fund will result in shares being redeemed that day and normally the proceeds will be sent to the designated account that day. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048 or in writing, subject to the limitations on liability. A Fund is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. Each Fund currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder’s firm or bank. There is a $1,000 wire redemption minimum. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above, or contact the firm through which shares of a Fund were purchased. Shares purchased by check or through certain ACH transactions may not be redeemed by wire transfer until the shares have been owned for at least 10 days. Account holders may not use this procedure to redeem shares held in certificate form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. Each Fund reserves the right to terminate or modify this privilege at any time.

Redemptions by Draft. Upon request, shareholders will be provided with drafts to be drawn on a Fund (“Redemption Checks”). These Redemption Checks may be made payable to the order of any person for not more than $5 million. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder’s account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until a Fund receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an Account Application which is available from each Fund or firms through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. Each Fund reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of each Fund. In addition, firms may impose minimum balance requirements in order to offer this feature. Firms may also impose fees to investors for this privilege or establish variations of minimum check amounts if approved by each Fund.

Unless one signer is authorized on the Account Application, Redemption Checks must be signed by all account holders. Any change in the signature authorization must be made by written notice to the Shareholder Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been on a Fund’s books for at least 10 days. Shareholders may not use this procedure to redeem shares held in certificate form. Each Fund reserves the right to terminate or modify this privilege at any time.

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A Fund may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $10 service fee will be charged when a Redemption Check is presented to redeem Fund shares in excess of the value of a Fund account or in an amount less than $500; when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within 10 days; or when “stop payment” of a Redemption Check is requested.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund’s shares, including different minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund’s transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing, including, without limitation, transfers of registration and dividend payee changes, and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

Special Features. Certain firms that offer Shares of a Fund also provide special redemption features through charge or debit cards and checks that redeem Fund Shares. Various firms have different charges for their services. Shareholders should obtain information from their firm with respect to any special redemption features, applicable charges, minimum balance requirements and special rules of the cash management program being offered.

SPECIAL FEATURES

Automatic Withdrawal Program. If you own $5,000 or more of a Fund’s shares you may provide for the payment from your account of any requested dollar amount to be paid to you or your designated payee monthly, quarterly, semi-annually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. Dividend distributions will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested, redemptions for the purpose of making such payments may reduce or even exhaust the account. Additionally, there is a $3/month charge if your account balance is below $1,000 for the last 30 days. The program may be amended on thirty days notice by the Fund and may be terminated at any time by the shareholder or the Funds. The minimum automatic withdrawal amount is $1,000 and the shareholder will be charged a $5.00 fee for each withdrawal.

Tax-Sheltered Retirement Programs. The Shareholder Service Agent provides retirement plan services and documents and can establish your account in any of the following types of retirement plans:

•	Individual Retirement Accounts (IRAs) with State Street as custodian. This includes Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE”), IRA accounts and Simplified Employee Pension Plan (SEP) IRA accounts and prototype documents.

•	403(b) Custodial Accounts with State Street as custodian. This type of plan is available to employees of most non-profit organizations.

•	Prototype money purchase pension and profit sharing plans may be adopted by employers. The maximum contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as providing model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, SIMPLE 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. The brochures for plans with State Street Bank and Trust as custodian describe the

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current fees payable to State Street Bank and Trust for its services as custodian. Investors should consult with their own tax advisers before establishing a retirement plan.

TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, each Fund must meet certain requirements regarding the source of its income and the diversification of its assets. Each Fund is required to distribute to its shareholders at least 90 percent of its taxable and tax-exempt net investment income (including net short-term capital gain) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code. Distributions of investment company taxable income are generally taxable to shareholders as ordinary income.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund’s distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.

Subchapter M of the Code permits the character of tax-exempt interest distributed by a regulated investment company to flow-through as tax-exempt interest to its shareholders, provided that at least 50% of the value of the Fund’s assets at the end of each quarter of the taxable year is invested in state, municipal and other obligations the interest on which is excluded from gross income under Section 103(a) of the Code. The Fund intends to satisfy this 50% requirement in order to permit distributions of tax-exempt interest to be treated as such for federal income tax purposes in the hands of its shareholders. These distributions may be subject to the individual or corporate alternative minimum tax. Discount from certain stripped tax-exempt obligations or their coupons may be taxable.

Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of a Fund’s shares. Any shareholder who is not a US Person (as such term is defined in the Code) should consider the US and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to the current US withholding tax rate on amounts constituting ordinary income received by him or her, where such amounts are treated as income from US sources under the Code.

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Interest on indebtedness incurred by shareholders to purchase or carry shares of a Fund will not be deductible for federal income tax purposes. Under rules used by the Internal Revenue Service (“IRS”) to determine when borrowed funds are used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

Section 147(a) of the Code prohibits exemption from federal income taxation of interest on certain governmental obligations to persons who are “substantial users” (or persons related thereto) of facilities financed by such obligations. The Funds have not undertaken any investigation as to the users of the facilities financed by bonds in their portfolios.

Tax legislation in recent years has included several provisions that may affect the supply of, and the demand for, tax-exempt bonds, as well as the tax-exempt nature of interest paid thereon. It is not possible to predict with certainty the effect of these recent tax law changes upon the tax-exempt bond market, including the availability of obligations appropriate for investment, nor is it possible to predict any additional restrictions that may be enacted in the future.

Exempt-interest dividends are included as income for purposes of determining whether the amount of a shareholder’s total social security benefits and railroad retirement benefits are subject to tax.

Tax-Free versus Taxable Yield. With respect to Tax-Exempt Money Fund, you may want to determine which investment — tax-free or taxable — will provide you with a higher after-tax return. To determine the taxable equivalent yield, simply divide the yield from the tax-free investment by the sum of [1 minus your marginal tax rate]. The tables below are provided for your convenience in making this calculation for selected tax-free yields and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield that Tax-Exempt Money Fund may generate. Both tables are based upon current law as to the 2005 federal tax rate schedules.

FEDERAL

Taxable Income Single	Effective State Rate	Effective Federal Rate	Federal Tax Bracket	Taxable Income Joint	Effective State Rate	Effective Federal Rate	Federal Tax Bracket
$29,701 - $71,950	0.00%	25.00%	25.00%	$59,401 - $119,950	0.00%	25.00%	25.00%
$71,951 - $150,150	0.00%	28.00%	28.00%	$119,951 - $182,800	0.00%	28.00%	28.00%
$150,151 - $326,450	0.00%	33.00%	33.00%	$182,801 - $326,450	0.00%	33.00%	33.00%
over $326,450	0.00%	35.00%	35.00%	over $326,450	0.00%	35.00%	35.00%

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	If your combined federal and state effective tax rate in 2004 is:
	10.00%	15.00%	25.00%	28.00%	33.00%	35.00%

To match these tax-free yields:	Your taxable investment would have to earn the following yield:
2.00%	2.22%	2.35%	2.67%	2.78%	2.99%	3.08%
3.00%	3.33%	3.53%	4.00%	4.17%	4.48%	4.62%
4.00%	4.44%	4.71%	5.33%	5.56%	5.97%	6.15%
5.00%	5.56%	5.88%	6.67%	6.94%	7.46%	7.69%
6.00%	6.67%	7.06%	8.00%	8.33%	8.96%	9.23%
7.00%	7.78%	8.24%	9.33%	9.72%	10.45%	10.77%
8.00%	8.89%	9.41%	10.67%	11.11%	11.94%	12.31%
9.00%	10.00%	10.59%	12.00%	12.50%	13.43%	13.85%

Please note:

1)	This chart does not take into consideration any local or city tax rates.

2)	The effective state and federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.

3)	The combined effective tax rate reflects a deduction for state income taxes on the federal return.

4)	Taxable income amounts represent taxable income as defined in the Internal Revenue Code

NET ASSET VALUE

The net asset value of shares of each Fund is calculated on each day the New York Stock Exchange (the “Exchange”) is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

Each Fund values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. Calculations are made to compare the value of a Fund’s investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of  1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Fund’s $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If a Fund’s net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Fund’s net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost),

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the Board of Trustees might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of a Fund’s net asset value also may be processed on a confirmed basis in accordance with the procedures established by SDI.

OFFICERS AND TRUSTEES

The following table presents certain information regarding the Trustees and Officers of Scudder Money Funds as of December 1, 2005. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) unless otherwise noted, the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Trustee’s term of office extends until the next shareholder’s meeting called for the purpose of electing such Trustee and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the Trust.

Independent Trustees

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen

Shirley D. Peterson (1941) Chairperson since 2004, and Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	71

John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company)	71

Lewis A. Burnham (1933) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company; (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	66

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Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer) (1963-1994)	71

James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	71

Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	71

Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorship: RCP Advisors, LLC (a private equity investment advisory firm)	71

William McClayton (1944) Trustee, 2004-present	Managing Director of Finance and Administration, DiamondCluster International, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	71

Robert H. Wadsworth (1940) Trustee, 2004-present

President, Robert H. Wadsworth Associates, Inc. (consulting firm) (1983 to present). Director, The European Equity Fund, Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The Central Europe and Russia Fund, Inc. (since 1990). Formerly, Trustee of New York Board Scudder Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies)

*  Inception date of the corporation which was the predecessor to the L.L.C.

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John G. Weithers (1933) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	66

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Interested Trustee and Officers(2)

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen

William N. Shiebler(4) (1942) Trustee, 2004-present	Vice Chairman, Deutsche Asset Management (“DeAM”) and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	120

Vincent J. Esposito(4) (1956) President, 2005-present	Managing Director(3), Deutsche Asset Management (since 2003); President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)	n/a

Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director((3)), Deutsche Asset Management	n/a

Paul H. Schubert(5) (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director((3)), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)	n/a

John Millette(5) (1962) Secretary, 2001-present	Director((3)), Deutsche Asset Management	n/a

Patricia DeFilippis (4) (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a

Daniel O. Hirsch(6) (1954) Assistant Secretary, 2002-present	Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)	n/a

Elisa D. Metzger(4) (1962) Assistant Secretary, 2005-present	Director(3), Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)	n/a

Caroline Pearson(5) (1962) Assistant Secretary, 1998-present	Managing Director((3)), Deutsche Asset Management	n/a

Scott M. McHugh(5) (1971) Assistant Treasurer, 2005-present	Director((3)), Deutsche Asset Management	n/a

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Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Kathleen Sullivan D’Eramo(5) (1957) Assistant Treasurer, 2003-present	Director((3)), Deutsche Asset Management	n/a

John Robbins(4) (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director((3)), Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a

Philip Gallo(4) (1962) Chief Compliance Officer, 2004-present	Managing Director((3)), Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

(1)	Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the Funds, managed by the Advisor. For the officers of the Funds, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.

(2)	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(3)	Executive title, not a board directorship.

(4)	Address: 345 Park Avenue, New York, New York 10154.

(5)	Address: Two International Place, Boston, Massachusetts 02110.

(6)	Address: One South Street, Baltimore, Maryland 21202.

Officers’ Role with Principal Underwriter: Scudder Distributors, Inc.

Caroline Pearson:	Secretary
Philip J. Collora:	Assistant Secretary

Trustees’ Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Trust’s Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Funds and to provide oversight of the management of the Funds. A majority of the Trust’s Board members are not “interested persons” of the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees’ responsibilities.

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Board Committees. The Board of Trustees oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

Audit Committee: The Audit Committee, which consists entirely of Independent Trustees, makes recommendations regarding the selection of independent registered public accounting firms for the Fund, confers with the independent registered public accounting firm regarding the Fund’s financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firms as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman, William McClayton and Lewis A. Burnham. The Audit Committee held eight meetings during calendar year 2004.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Trustees, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Fund’s Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Lewis A. Burnham, James R. Edgar, Shirley D. Peterson (Chair) and William McClayton. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) and resume to the Secretary of the Trust. The Nominating and Governance Committee held six meetings during calendar year 2004.

Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Trustees, oversees the annual contract review process. The members of the Contract Review Committee are Paul K. Freeman (Chair), John W. Ballantine, Donald L. Dunaway and Robert B. Hoffman. The Contract Review Committee was established in November, 2004 and therefore held no meetings during calendar year 2004.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Fund’s securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), William N. Shiebler, Donald L. Dunaway (alternate) and John G. Weithers (alternate). The Trust’s Valuation Committee held two meetings during calendar year 2004.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Fund, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), John W. Ballantine, Robert H. Wadsworth and John G. Weithers. The Equity Oversight Committee held four meetings during calendar year 2004.

Operations Committee: The Operations Committee oversees the operations of the Fund, such as reviewing each Fund’s administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman, Robert H. Wadsworth and John G. Weithers. The Operations Committee held six meetings during calendar year 2004.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Funds, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chair), Donald L. Dunaway and James R. Edgar. The Fixed-Income Oversight Committee held five meetings during calendar year 2004.

Remuneration. Each Independent Trustee receives a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. The Trustees serve as board members of various other funds advised by the Advisor. The Advisor supervises the Fund’s investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Fund and receives a management fee for its services.

The Board of Trustees of the Trust established a deferred compensation plan for the Independent Trustees (“Deferred Compensation Plan”). Under the Deferred Compensation Plan, the Independent Trustees may defer receipt of all, or a portion, of the

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compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor (“Shadow Shares”). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Trustee’s share ownership.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The Independent Trustees are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from the fund complex during the calendar year 2004.

Name of Trustee	Compensation From Scudder Money Market Fund	Compensation From Scudder Government & Agency Money Fund	Compensation From Scudder Tax-Exempt Money Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustee from Fund Complex(4)(5)
John W. Ballantine	$8,146	$3,529	$3,834	$0	$194,195
Lewis A. Burnham	$9,504	$4,117	$4,549	$0	$217,840
Donald L. Dunaway(1)	$8,490	$4,039	$4,430	$0	$212,925
James R. Edgar(2)	$7,060	$3,360	$3,700	$0	$171,820
Paul K. Freeman	$7,830	$3,735	$4,095	$0	$190,635
Robert B. Hoffman	$8,206	$3,504	$3,909	$0	$185,550
William McClayton(3)	$0	$0	$0	$0	$0
Shirley D. Peterson(6)	$9,061	$4,315	$4,679	$0	$219,375
Robert H. Wadsworth(7)	$0	$0	$0	$0	$171,000
John G. Weithers	$6,990	$3,340	$3,650	$0	$173,260

(1)

Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the

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Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Trust to Mr. Dunaway are $18,760.

(2)	Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Trust to Governor Edgar are $102,324.

(3)	Mr. McClayton was appointed to the Chicago Board on December 30, 2004.

(4)	For each Trustee, except Mr. Wadsworth, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 85 funds/portfolios. Each Trustee, except Messrs. Wadsworth, Burnham and Weithers, currently serves on the boards of 22 trusts/corporations comprised of 71 funds/portfolios. Mr. Wadsworth currently serves on the boards of 24 DeAM trust/corporations comprised of 74 funds/portfolios. Messrs. Burnham and Weithers currently serve on the boards of 17 DeAM trust/corporations comprised of 66 funds/portfolios.

(5)	Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings of ad hoc committees of the Chicago Board in connection with the possible consolidation of the various Scudder Fund Boards. Such amounts totaled $10,170 for Mr. Burnham and Ms. Peterson. These meeting fees were borne by the Funds. In addition, the aggregate compensation reflects amounts paid to the Trustees for ad hoc committee meetings held with respect to legal and regulatory matters. These amounts totaled $11,865 for Messrs. Ballantine and Dunaway and $8,475 for Mr. Freeman and Ms. Peterson. These meeting fees were borne by the Advisor.

(6)	Includes $27,470 in annual retainer fees received by Ms. Peterson as Chairperson of the Board.

(7)	Mr. Wadsworth was appointed to the Chicago Board on December 30, 2004. He served as a member of the New York Board and the Germany Funds Board in 2004, for which he received the compensation indicated.

Mr. Freeman, prior to his service as Independent Trustee of the Trust, served as a board member of certain funds in the Deutsche Bank complex (“DB Funds”). In connection with his resignation and the resignation of certain other board members as Trustees of the DB Funds on July 30, 2002 (the “Effective Date”), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. (“DeAM”) agreed to recommend, and, if necessary obtain, directors and officers (“D&O”) liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Trustee Fund Ownership. Under the Trust’s Governance Procedures and Guidelines, the Independent Trustees have established the expectation that within three years, an Independent Trustee will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on “shadow shares” in such funds) in the aggregate equal to at least one times the amount of the annual retainer received from such funds, with investments allocated to at least one money market, fixed-income and equity fund portfolio, where such an investment is suitable for the particular Independent Trustee’s personal investment needs. Each interested Trustee is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The

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following tables set forth each Trustee’s share ownership of the Fund and all funds in the fund complex overseen by each Trustee as of December 31, 2004.

Name of Trustee	Dollar Range of Securities Owned in Money Market Fund	Dollar Range of Securities Owned in Government & Agency Money Fund	Dollar Range of Securities Owned in Tax-Exempt Money Fund	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Trustee
John W. Ballantine	None	None	None	Over $100,000
Lewis A. Burnham	Over $100,000	None	None	Over $100,000
Donald L. Dunaway*	$1 - $10,000	None	$50,001 - $100,000	Over $100,000
James R. Edgar*	None	None	None	Over $100,000
Paul K. Freeman	None	None	None	$1 - $10,000**
Robert B. Hoffman	Over $100,000	None	$1 - $10,000	Over $100,000
William McClayton***	$10,001 - $50,000	None	None	$10,001 - $50,000
Shirley D. Peterson	Over $100,000	None	None	Over $100,000
William N. Shiebler	None	None	None	Over $100,000
Robert H. Wadsworth***	None	None	None	Over $100,000
John G. Weithers	$1-$10,000	None	None	Over $100,000

*	The dollar range of shares shown includes shadow shares of certain Scudder funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Trust’s Deferred Compensation Plan as more fully described above under “Remuneration.”

**	Mr. Freeman owned over $100,000 in other funds within the Scudder Fund Complex.

***	Newly appointed Trustees, as of December 30, 2004.

As of November 11, 2005, all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

To the best of the Fund’s knowledge, as of November 11, 2005, no person owned of record or beneficially 5% or more of any class of the Fund’s outstanding shares.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2004. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

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Independent Trustee	Owner and Relationship to Trustee	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
John W. Ballantine		None
Lewis A. Burnham		None
Donald L. Dunaway		None
James R. Edgar		None
Paul K. Freeman		None
Robert B. Hoffman		None
William McClayton		None
Shirley D. Peterson		None
Robert H. Wadsworth		None
John G. Weithers		None

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Agreement to Indemnify Independent Directors/Trustees for Certain Expenses. In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, each Fund’s investment advisor has agreed, subject to applicable law and

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regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or the investment advisor (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Funds against the Funds, their directors and officers, the Funds’ investment advisor and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, each Fund’s investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Funds’ Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund’s Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee’s duties as a director or trustee of the Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by each Fund’s investment advisor will survive the termination of the investment management agreements between the applicable investment advisor and the Funds.

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FUND ORGANIZATION

Organizational Description

Scudder Money Funds is an open-end, diversified, management investment company, organized as a business trust under the laws of Massachusetts on August 9, 1985. Effective April 14, 1997, the name of the Trust was changed from Kemper Money Funds to Zurich Money Funds. Effective April 8, 2002, the name of the Trust was changed from Zurich Money Funds to Scudder Money Funds. Also effective April 8, 2002, Zurich Money Market Fund was redesignated Scudder Money Market Fund, Zurich Government Money Fund was redesignated Scudder Government Money Fund and Zurich Tax-Free Money Fund was redesignated Scudder Tax-Exempt Money Fund. On May 1, 2004, Scudder Government Money Fund was redesignated Scudder Government & Agency Money Fund.

The Trust may issue an unlimited number of shares of beneficial interest, all having no par value, which may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. Currently, the Trust’s shares are not divided into classes.

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The Trustees have the authority to create additional Funds and to designate the relative rights and preferences as between the different Funds. The Trustees also may authorize the division of shares of a Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Funds’ prospectus. Each share has equal rights with each other share of the same class of a Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Fund or class by notice to the shareholders without shareholder approval.

The Funds generally are not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of the Trust (“Declaration of Trust”), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination or reorganization of a Fund or a class to the extent and as provided in the Declaration of Trust; (d) certain material amendments of the Declaration of Trust (such as other than amendments changing the name of a Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of a Fund, or any registration of a Fund with the SEC or as the trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.

The Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of each Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Trust’s Trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of a Fund and each Fund may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Fund itself is unable to meet its obligations.

If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed.

Any Trustee may be removed for cause at any time by written instrument, signed by at least a majority of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective. Any Trustee may be removed with or without cause (i) by the vote of the shareholders entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together without regard to series or class at any meeting called for such purpose, or (ii) by a written consent filed with the custodian of the Trust’s portfolio securities and executed by the shareholder entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together without regard to series or class. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate shares

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constituting at least one percent of the outstanding shares of the Trust, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting to consider removal of a Trustee and accompanied by a form of communication and request that they wish to transmit, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

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As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

A description of each Fund’s policies and procedures for voting proxies for portfolio securities and information about how each Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type “proxy voting” in the search field) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of a Fund’s policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

FINANCIAL STATEMENTS

The financial statements, including the investment portfolio, of each Fund, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Funds dated July 31, 2005, are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.

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APPENDIX — RATINGS OF INVESTMENTS

COMMERCIAL PAPER RATINGS

A-1, A-2, Prime-1, Prime-2, Duff-1, Duff-2 and F-1, F-2 Commercial Paper Ratings

Commercial paper rated by Standard & Poor’s Corporation has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is rated A-1, A-2 or A-3.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody’s Investors Service, Inc. Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated Prime-1, 2 or 3.

The rating Duff-1 is the highest commercial paper rating assigned by Duff & Phelps Inc. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors that are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

The ratings F-1 and F-2 are the highest commercial paper ratings assigned by Fitch Investors Services, Inc. Issues assigned a rating of F-1 are regarded as having the strongest degree of assurance for timely payment. Issues assigned a rating of F-2 have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned an F-1 rating.

MIG-1 and MIG-2 Municipal Notes

Moody’s ratings for state and municipal notes and other short-term loans will be designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

STANDARD & POOR’S CORPORATION BOND RATINGS

AAA. This is the highest rating assigned by Standard & Poor’s Corporation to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

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MOODY’S INVESTORS SERVICE, INC. BOND RATINGS

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

FITCH INVESTORS SERVICE, INC. BOND RATINGS

AAA. Highest credit quality. This rating denotes the lowest degree of credit risk.

AA. Very high credit quality. This rating denotes a very low expectation of credit risk.

DUFF & PHELP’S INC. BOND RATINGS

AAA. Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA. High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

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Scudder Cash Investment Trust

Scudder Tax-Free Money Fund

Scudder US Treasury Money Fund

Class AARP and Class S

STATEMENT OF ADDITIONAL INFORMATION

October 1, 2005

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus for the Funds, dated October 1, 2005, as amended from time to time, a copy of which may be obtained without charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048 or from the firm from which this Statement of Additional Information was obtained. It is also available along with other related materials on the Securities and Exchange Commission’s Internet Web site (http://www.sec.gov).

The Annual Reports to Shareholders of each Fund, dated May 31, 2005, accompany this Statement of Additional Information and are incorporated by reference into and are hereby deemed to be part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the combined prospectus.

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INVESTMENT RESTRICTIONS

Unless specified to the contrary, the following fundamental policies may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

Except as otherwise indicated, each Fund’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund’s objective will be met.

Scudder Tax-Free Money Fund (“STFMF” or “Tax-Free Money”), Scudder US Treasury Money Fund (“Treasury Fund”) and Scudder Cash Investment Trust (“SCIT”) have each elected to be classified as a diversified open-end investment company. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

As a matter of fundamental policy, each Fund will not:

1.	borrow money, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2.	issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.	concentrate its investments in a particular industry, as that term is used in the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time (except SCIT reserves the freedom of action to concentrate its investments in instruments issued by domestic banks);

4.	engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

5.	purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

6.	purchase physical commodities or contracts relating to physical commodities; or

7.	make loans except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

In addition, as a matter of fundamental policy, Tax-Free Money will:

1.	have at least 80% of its net assets, plus the amount of borrowings for investment purposes, invested in short-term municipal securities during periods of normal market conditions.

In addition, although not a matter of fundamental policy (these policies may be changed by the Board of Trustees without shareholder approval), SCIT, Treasury and Tax-Free Money do not currently intend to:

1.	borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes; or

2.	lend portfolio securities in an amount greater than 5% of its total assets.

3.	acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Treasury Fund has undertaken that if the Fund obtains an exemptive order of the SEC which would permit the taking of action in contravention of any policy which may not be changed without a shareholder vote, the Fund will not take such action unless either (i) the applicable exemptive order permits the taking of such action without a shareholder vote or (ii) the staff of the SEC has issued to the Fund a “no action” or interpretive letter to the effect that the Fund may proceed without a shareholder vote.

INVESTMENT POLICIES AND TECHNIQUES

Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”) is the investment advisor for each Fund. SCIT, Treasury and Tax-Free Money are sometimes jointly referred to herein as the “Funds” or “Scudder Money Market Funds.” On or about September 11, 2000, for SCIT and Tax-Free Money, and October 2, 2000 for Treasury Fund, each fund offered two classes of shares to provide investors with different purchase options. The two classes are Class S and Class AARP. Each class has its own important features and policies. In addition, as of the dates noted above, all existing shares of SCIT, Tax-Free Money and Treasury Fund were redesignated as Class S shares of the respective Fund. Shares of Class AARP were especially designed for members of AARP.

SCUDDER CASH INVESTMENT TRUST

SCIT is a diversified open-end management investment company. SCIT’s investment objectives are to maintain stability of capital and, consistent with that, to maintain liquidity of capital and to provide current income. SCIT seeks to maintain a constant net asset value of $1.00 per share, although there is no guarantee that the Fund will be able to do so. SCIT’s management seeks to improve investment income by keeping money at work in what it considers to be the most attractive short-term debt investments consistent with the Fund’s objectives of maintaining the stability and liquidity of capital. There is no assurance that SCIT’s investment objectives will be achieved. Unless otherwise stated, the investment objectives and policies of SCIT are nonfundamental and may be changed by the Board of Trustees (“Trustees”) without a vote of the outstanding voting securities of the Fund. All of the securities in which SCIT may invest are US dollar-denominated. Shares of the Fund are not insured or guaranteed by an agency of the US Government. The Fund has reserved the freedom of action to concentrate — invest more than 25% of its net assets —in instruments issued by domestic banks. In the event that the Fund concentrates its investments, changes in the financial condition or market assessment of the financial condition of these entities could have a significant adverse impact on the Fund. Consequently, if the Fund were concentrated, an investment in the Fund may be riskier than an investment in a money market fund that does not concentrate in instruments issued by domestic banks.

SCIT may invest in short-term securities consisting of obligations issued or guaranteed by the US Government, its agencies or instrumentalities; obligations of supranational organizations such as those listed below; obligations of domestic banks and their foreign branches and US regulated subsidiaries of foreign banks, including bankers’ acceptances, certificates of deposit, deposit notes and time deposits; and obligations of savings and loan institutions.

SCIT may also invest in: instruments whose credit has been enhanced by banks (letters of credit), insurance companies (surety bonds) or other corporate entities (corporate guarantees); corporate obligations and obligations of trusts, finance companies and other entities, including commercial paper, notes, bonds, loans and loan participations; securities with variable or floating interest rates; when-issued securities; asset-backed securities, including certificates, participations and notes; municipal securities, including notes, bonds and participation interests, either taxable or tax free; and illiquid or restricted securities. Securities and instruments in which the Fund may invest may be issued by the US Government, its agencies and instrumentalities, corporations, trusts, banks, finance companies and other business entities.

In addition, SCIT may invest in repurchase agreements and securities with put features. Obligations which are subject to repurchase agreements will be limited to those of the type and quality described below. The Fund may also hold cash.

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Investments in municipal securities will be limited to those which are rated at the time of purchase by Moody’s Investors Service, Inc. (“Moody’s”) within its two highest rating categories for municipal obligations—Aaa and Aa, or within Moody’s short-term municipal obligations top rating categories of MIG 1 and MIG 2 — or are rated at the time of purchase by Standard & Poor’s Ratings Services (“S&P”) within S&P’s two highest rating categories for municipal obligations AAA/AA and SP-1+/SP-1, or are rated at the time of purchase by Fitch Investors Service, Inc. (“Fitch”) within Fitch’s two highest rating categories for municipal obligations—AAA/AA or within Fitch’s highest short-term rating categories of F-1 and F-2, all in such proportions as management will determine. SCIT also may invest in securities rated within the two highest rating categories by only one of those rating agencies if no other rating agency has rated the security. In some cases, short-term municipal obligations are rated using the same categories as are used for corporate obligations. In addition, unrated municipal securities will be considered as being within the foregoing quality ratings if the issuer, or other equal or junior municipal securities of the same issuer, has a rating within the foregoing ratings of Moody’s, S&P or Fitch. SCIT may also invest in municipal securities which are unrated if, in the opinion of the Advisor, such securities possess creditworthiness comparable to those rated securities in which the Fund may invest.

For purposes of determining the percentage of the Fund’s total assets invested in securities of issuers having their principal business activities in a particular industry, asset backed securities will be classified separately, based on the nature of the underlying assets, according to the following categories: captive auto, diversified, retail and consumer loans, captive equipment and business, business trade receivables, nuclear fuel and capital and mortgage lending.

Foreign Securities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity. All of the securities in which the Fund may invest are US dollar-denominated.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers’ acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. SCIT may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. The Fund does not invest in certificates of deposit of foreign banks, except those issued by their large US regulated subsidiaries. Although the Fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank.

SCIT may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the US Government, (ii) at no time will the Fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Fund’s assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Banker’s acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

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Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by SCIT will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to the Fund’s limitation on investments in illiquid securities.

Eurodollar Obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.

Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by SCIT will consist only of direct obligations issued by domestic and foreign entities. The other corporate obligations in which the Fund may invest consist of high quality short-term bonds and notes (including variable amount master demand notes) issued by domestic and foreign corporations, including banks.

Participation Interests. SCIT may purchase from financial institutions participation interests in securities in which the Fund may invest. A participation interest gives the Fund an undivided interest in the security in the proportion that the Fund’s participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates, with remaining maturities of 397 days or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of an unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which the Fund may invest. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of the Fund’s participation interests in the security, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the security.

Asset-Backed Securities. Asset backed securities may include pools of mortgages (“mortgage-backed securities”), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. For purposes of determining the percentage of the Fund’s total assets invested in securities of issuers having their principal business activities in a particular industry, asset backed securities will be classified separately.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information

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respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Funds to dispose of any then existing holdings of such securities.

SCUDDER TAX-FREE MONEY FUND

Scudder Tax-Free Money Fund, a diversified open-end management investment company, seeks to provide income exempt from regular federal income tax and stability of principal through investments in municipal securities. The Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in high quality short-term municipal securities, the income from which is free from regular federal income tax and from alternative minimum tax (AMT). All of the Fund’s investments are high quality, have a remaining maturity of 397 calendar days or less and have minimal credit risk as determined by the Advisor. The dollar-weighted average maturity of the Fund’s portfolio is 90 days or less.

The Fund seeks to maintain a constant net asset value of $1.00 per share, although there is no guarantee that the Fund will be able to do so. A small portion of the income may be subject to regular federal, alternative minimum, state and local income taxes.

All of the Fund’s municipal securities must meet certain quality criteria at the time of purchase. Generally, the Fund may purchase only securities which are rated, or issued by an issuer rated, within the two highest quality rating categories of two or more of the following rating agencies: Moody’s (Aaa and Aa, MIG 1 and MIG 2, and P1 and P-2), S&P (AAA and AA, SP1+ and SP1, A1+ and A1 and A-2) and Fitch (AAA and AA, F1 and F2). Where only one rating agency has rated a security (or its issuer), the Fund generally may purchase that security as long as the rating falls within the categories described above. Where a security (or its issuer) is unrated, the Fund may purchase that security if, in the judgment of the Advisor, it is comparable in quality to securities described above. All of the securities in which the Fund may invest are US dollar-denominated and must meet credit standards applied by the Advisor pursuant to procedures established by the Trustees. Should an issue of municipal securities cease to be rated or if its rating is reduced below the minimum required for purchase by the Fund, the Advisor will dispose of any such security unless the Trustees of the Fund determine that such disposal would not be in the best interests of the Fund.

The Fund may invest in when-issued securities, whose market value may involve an unrealized gain or loss prior to settlement. In addition the Fund may invest, to a limited extent, in illiquid or restricted securities.

Municipal securities in which the Fund may invest include municipal notes, short-term municipal bonds, variable rate demand instruments and tax-exempt commercial paper. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Examples include tax anticipation and revenue anticipation notes, which are generally issued in anticipation of various seasonal revenues, bond anticipation notes, and construction loan notes. Short-term municipal bonds may include general obligation securities, which are secured by the issuer’s pledge of its full faith, credit and taxing power for payment of principal and interest, and revenue securities, which are generally paid from the revenues of a particular facility or a specific excise tax or other source. Examples of taxable investments in which the Fund may invest include obligations of corporate issuers, US Treasury obligations, US Government obligations, money market instruments and repurchase agreements. The Fund may invest up to 25% of its net assets in municipal trust receipts, or MTRs.

The Fund may invest more than 25% of its total assets in industrial development or other private activity bonds, subject to the Fund’s fundamental investment policies, and also subject to the Fund’s 20% of net assets limitation on investing in securities whose investment income is subject to the alternative minimum tax (“AMT” bonds) and the Fund’s current intention not to invest in municipal securities whose investment income is subject to regular federal income tax. For purposes of the Fund’s investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry. The Fund’s distributions from interest on AMT bonds may be taxable depending upon an investor’s particular situation.

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It is a fundamental policy, which may not be changed without a vote of shareholders, that at least 80% of the Fund’s net assets will normally be invested in short-term municipal securities.

Under normal market conditions the Fund expects to invest 100% of its portfolio securities in municipal securities. The Fund may, on a temporary basis, hold and invest up to 20% of its net assets in cash and cash equivalents and in temporary investments of taxable securities with remaining maturities of 397 calendar days or less. For temporary defensive purposes the Fund may invest more than 20% in such investments or may otherwise vary from its investment policies during periods when the Advisor determines that it is advisable to do so because of conditions in the securities markets or other economic or political conditions. It is impossible to accurately predict how long such alternative strategies may be utilized. In fiscal year 2005, all the Fund’s dividends were exempt from regular federal income taxes. The Fund may also invest in stand-by commitments and other puts, repurchase agreements, participation interests and when-issued or forward delivery securities.

The Fund expects that it will not invest more than 25% of its total assets in municipal securities whose issuers are located in the same state or more than 25% of its total assets in municipal securities the security of which is derived from any one of the following categories: hospitals and health facilities; turnpikes and toll roads; ports and airports; or colleges and universities. The Fund may invest more than 25% of its total assets in municipal securities of one or more of the following types: public housing authorities; general obligations of states and localities; lease rental obligations of states and local authorities; state and local housing finance authorities; municipal utilities systems; bonds that are secured or backed by the Treasury or other US Government guaranteed securities; or industrial development and pollution control bonds. The Fund does not intend to invest more than 25% in municipal bonds which are tied to the completion of projects. There could be economic, business or political developments, which might affect all municipal securities of a similar type. However, the Fund believes that the most important consideration affecting risk is the quality of particular issues of municipal securities rather than factors affecting all, or broad classes of, municipal securities.

Stand-by Commitments. STFMF may engage in stand-by commitments. STFMF has received an order from the Securities and Exchange Commission (the “SEC”) which will enable it to improve its portfolio liquidity by making available same-day settlements on portfolio sales (and thus facilitate the same-day payments of redemption proceeds in federal funds) through the acquisition of “Stand-by commitments.” A stand-by commitment is a right acquired by a Fund, when it purchases a municipal security from a broker, dealer or other financial institution (“seller”), to sell up to the same principal amount of such securities back to the seller, at that Fund’s option, at a specified price. Stand-by commitments are also known as “puts.” STFMF’s investment policies permit the acquisition of stand-by commitments solely to facilitate portfolio liquidity. The acquisition of or the power to exercise a stand-by commitment will not affect the valuation or maturity of STFMF’s underlying portfolio, which will be valued in accordance with the order of the SEC. The exercise by the Fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by commitments acquired by STFMF will have the following features: (1) they will be in writing and will be physically held by the Fund’s custodian; (2) the Fund’s rights to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor’s opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal securities purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) the Fund’s acquisition cost (excluding the cost, if any, of the stand-by commitment) of the municipal securities which are subject to the commitment (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date. Since STFMF values municipal securities on an amortized cost basis, the amount receivable upon exercise of a stand-by commitment will be substantially the same as the value assigned by the Fund to the underlying securities. Moreover, while there is little risk of an event occurring which would make amortized cost valuation of its portfolio securities inappropriate, if such condition developed, the securities may, in the discretion of the Trustees, be valued on the basis of available market information and held to maturity. The Fund expects to refrain from exercising a stand-by commitment in the event that the amount receivable upon exercise of the stand-by commitment is significantly greater than the then-current market value of the underlying municipal securities in order to avoid imposing a loss on a seller and thus jeopardizing the Fund’s business relationship with that seller.

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The Fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments. As a matter of policy, the total amount “paid” by the Fund in either manner for outstanding stand-by commitments will not exceed  1/2 of 1% of the value of total assets of the Fund calculated immediately after any stand-by commitment is acquired.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a “fair value” of zero, regardless of whether any direct or indirect consideration was paid. When the Fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held. In addition, for purposes of complying with the condition of the SEC’s amortized cost rule that the dollar-weighted average maturity of its portfolio shall not exceed 90 days, the maturity of a portfolio security of the Fund shall not be considered shortened or otherwise affected by any stand-by commitment to which such security is subject.

The Advisor understands that the Internal Revenue Service (“IRS”) has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Fund intends to take the position that it owns any municipal obligations acquired subject to a stand-by commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. There is no assurance that stand-by commitments will be available to the Fund nor has the Fund assumed that such commitments would continue to be available under all market conditions.

Participation Interests. STFMF may purchase from banks participation interests in all or part of specific holdings of municipal securities. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of the Fund. Thus, even if the credit of the issuer of the municipal security does not meet the quality standards of STFMF, the credit of the selling bank will. STFMF has the right to sell the participation back to the bank after seven days’ notice for the full principal amount of the Fund’s interest in the municipal security plus accrued interest, but only (1) as required to provide liquidity to the Fund, (2) to maintain a high quality investment portfolio or (3) upon a default under the terms of the municipal security. The selling bank may receive a fee from STFMF in connection with the arrangement. STFMF will not purchase participation interests unless it receives an opinion of bond counsel, counsel for the issuers of such participations, or counsel selected by the Advisor, that the interest from such participations is exempt from regular federal income tax and state income tax.

SCUDDER US TREASURY MONEY FUND

Scudder US Treasury Money Fund is a diversified open-end management investment company. Treasury Fund’s investment objective is to seek current income consistent with safety, liquidity and stability of capital. It does this by investing, under normal circumstances, at least 80% of total assets in short-term US Treasury securities or in repurchase agreements backed by these securities. The Fund seeks to maintain a constant net asset value of $1.00 and declares dividends daily. There can be no assurance that the Fund’s objectives will be met.

The Fund seeks to achieve its objective by investing in short-term US Government securities and repurchase agreements. The Fund seeks to maintain a constant net asset value of $1.00 per share, although there is no guarantee that the Fund will be able to do so. A small portion of the income may be subject to regular federal, alternative minimum, state and local income taxes. The Fund’s price stability

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makes it so that it may be suitable for investors who are seeking current income and who are unwilling to accept stock or bond market risk. The Fund is also designed to minimize credit risk. It invests exclusively in short-term securities unconditionally guaranteed by the US Government (as to payment of both principal and interest) and repurchase agreements backed fully by US Treasury obligations. The Fund invests without limitation in short-term securities consisting of US Treasury notes, bonds, bills and in other securities issued or guaranteed by the US Government and thus backed by the full faith and credit of the United States. The Fund may invest its assets, when conditions are appropriate, in repurchase agreements, but only if they are fully collateralized by US Treasury obligations. At least 80% of the Fund’s total assets will be invested in either US Treasury securities or in repurchase agreements collateralized by US Treasury obligations. All of the securities in which the Fund may invest are US dollar-denominated. The Fund may also invest in when-issued securities whose market value may involve an unrealized gain or loss prior to settlement. In addition, the Fund may invest in illiquid securities subject to certain limitations.

The Fund invests in US Government securities whose interest is generally exempt from state and local income taxes; the interest is not exempt from federal income tax. Most, but not all, states allow this tax-exempt character of the Fund’s income to pass through to its shareholders, so that distributions from the Fund, to the extent derived from interest that is exempt from state and local income taxes, are exempt from such taxes when earned by a shareholder of the Fund. Shareholders should, however, contact their own tax advisors regarding the possible exclusion for state and local income tax purposes of the portion of distributions received from the Fund which is attributable to interest from US Government securities. Income earned by the Fund from US Treasury-backed repurchase agreements generally is not exempt from state and local tax.

Investment Techniques of the Funds

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a fund may engage are meant to describe the spectrum of investments that the Advisor in its discretion might, but is not required to, use in managing each Fund’s portfolio assets. The Advisor may in its discretion at any time employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Funds, but, to the extent employed, could from time to time have a material impact on a Fund’s performance. It is possible that certain investment practices and techniques described below may not be permissible for a fund based on its investment restrictions, as described herein, and in the Funds’ applicable prospectus.

Adjustable Rate Securities. The interest rates paid on the adjustable rate securities in which the funds invest generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on US Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

The Mortgage-Backed Securities either issued or guaranteed by GNMA, FHLMC or FNMA (“Certificates”) are called pass-through Certificates because a pro rata share of both regular interest and principal payments (less GNMA’s, FHLMC’s or FNMA’s fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., the fund). The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the US Government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal. Mortgage-Backed Securities from FNMA and FHLMC are not backed by the full faith and credit of the United States; however, they are generally considered

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to offer minimal credit risks. The yields provided by these Mortgage-Backed Securities have historically exceeded the yields on other types of US Government Securities with comparable maturities in large measure due to the prepayment risk discussed below.

If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund generally will be able to reinvest such amounts in securities with a higher current rate of return. However, a Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments by a fund to exceed the maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage.

During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to a Fund. Further, because of this feature, the value of adjustable rate mortgages is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. As with other Mortgage-Backed Securities, interest rate declines may result in accelerated prepayment of mortgages, and the proceeds from such prepayments must be reinvested at lower prevailing interest rates.

One additional difference between adjustable rate mortgages and fixed rate mortgages is that for certain types of adjustable rate mortgage securities, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a specified, published interest rate index. The amount of interest due to an adjustable rate mortgage security holder is calculated by adding a specified additional amount, the “margin,” to the index, subject to limitations or “caps” on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

Borrowing. As a matter of fundamental policy, each Fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While each Fund’s Board of Trustees does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the Funds’ volatility and the risk of loss in a declining market. Borrowing by a Fund will involve special risk considerations. Although the principal of a Fund’s borrowings will be fixed, a Fund’s assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

As a matter of non-fundamental policy, each Fund may not borrow money in an amount greater than 5% of total assets, except for temporary or emergency purposes.

Certificates of Deposit and Bankers’ Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Certificates of Participation. Each Fund may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives a Fund an undivided interest in the Municipal Security in the proportion that a Fund’s interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. Each Fund’s

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Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by a Fund. It is anticipated by each Fund’s Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling a Fund to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, each Portfolio intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by SCIT will consist only of direct obligations issued by domestic and foreign entities. The other corporate obligations in which the Fund may invest consist of high quality short-term bonds and notes (including variable amount master demand notes) issued by domestic and foreign corporations, including banks.

Funding Agreements. Funding agreements are contracts issued by insurance companies that provide investors the right to receive a variable rate of interest and the full return of principal at maturity. Funding agreements also include a put option that allows a fund to terminate the agreement at a specified time to the insurance company prior to maturity. Funding agreements generally offer a higher yield than other variable securities with similar credit ratings. The primary risk of a funding agreement is the credit quality of the insurance company that issues it. Funding agreements are considered “illiquid” securities and will count towards a fund’s limit on investing in illiquid securities.

Illiquid Securities. Each Fund may occasionally purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often “restricted securities,” i.e., securities which cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or which are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale. It is each Fund’s policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 10% of the value of the Fund’s net assets. Each Fund’s Board of Trustees has approved guidelines for use by the Advisor in determining whether a security is illiquid.

Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers, or (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If adverse market conditions were to develop during the period between a Fund’s decision to sell a restricted or illiquid security and the point at which a Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. Each Fund may be deemed to be an “underwriter” for purposes of the 1933 Act when selling restricted securities to the public and, in such event, each Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

The Advisor will monitor the liquidity of such restricted securities subject to the supervision of each Fund’s Board of Trustees. In reaching liquidity decisions, the Advisor will consider the following factors: (1) the frequency of trades and quotes for the security, (2) the number of dealers wishing to purchase or sell the security and the number of their potential purchasers, (3) dealer undertakings to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades (i.e. the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Interfund Borrowing and Lending Program. The Funds have received exemptive relief from the SEC, which permits the Funds to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to

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each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Funds are actually engaged in borrowing through the interfund lending program, the Funds, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that the Funds may engage in reverse repurchase agreements and dollar rolls for any purpose.

Industrial Development and Pollution Control Bonds. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected. For the purposes of the fund’s investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of a fund may be used for letter of credit backed investments.

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. Pursuant to a Rule of the Securities and Exchange Commission, each Fund effects sales, redemptions and repurchases at the net asset value

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per share, normally $1.00. In fulfillment of their responsibilities under that Rule, each Fund’s Board has approved policies established by the Funds’ Advisor reasonably calculated to prevent each Fund’s net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and each Fund’s Board will periodically review the Advisor’s operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in a Fund’s portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of a Fund will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.

Securities eligible for investment by a Fund are those securities which are generally rated (or issued by an issuer with comparable securities rated) in the highest short-term rating category by at least two rating services (or by one rating service, if no other rating agency has issued a rating with respect to that security). These securities are known as “first tier securities.” Securities generally rated (or issued by an issuer with comparable securities rated) in the top two categories by at least two rating agencies (or one, if only one rating agency has rated the security) which do not qualify as first tier securities are known as “second tier securities.” To ensure diversity of a fund’s investments, each Fund will not invest more than 5% of its total assets in the securities of a single issuer, other than the US Government. Each fund may, however, invest more than 5% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although the fund may not make more than one such investment at any time during such period. Each Fund may not invest more than 5% of its total assets in securities which were second tier securities when acquired by a Fund. Further, a Fund may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by a Fund.

The assets of a Fund consist entirely of cash items and investments having a stated maturity date of 397 calendar days or less from the date of purchase (including investment in repurchase agreements, in which case maturity is measured by the repurchase date, without respect to the maturity of the obligation). The term “Government Securities,” as used herein, means securities issued or guaranteed as to principal or interest by the US Government, its agencies or instrumentalities. The portfolio of each Fund will be managed so that the average maturity of all instruments (on a dollar-weighted basis) will be 90 days or less. The average maturity of a Fund will vary according to the management’s appraisal of money market conditions. Each Fund will invest only in securities determined by or under the direction of the Board to be of high quality with minimal credit risks.

Master/feeder Fund Structure. The Board of Trustees has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

Municipal Obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on these obligations is generally exempt from federal income tax in the hands of most investors. The two principal classifications of municipal obligations are “notes” and “bonds.” Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include: Tax Anticipation Notes; Revenue Anticipation Notes; Bond Anticipation Notes; and Construction Loan Notes.

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Tax Anticipation Notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenue. Tax Anticipation Notes and Revenue Anticipation Notes are generally issued in anticipation of various seasonal revenue such as income, sales, use and business taxes. Bond Anticipation Notes are sold to provide interim financing and Construction Loan Notes are sold to provide construction financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. After the projects are successfully completed and accepted, many projects receive permanent financing through the FHA under Fannie Mae or GNMA. There are, of course, a number of other types of notes issued for different purposes and secured differently than those described above.

Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: “general obligation” bonds and “revenue” bonds.

Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security behind general obligation bonds is the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security including partially or fully-insured, rent-subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt reserve fund. Lease rental bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority’s obligations.

Some issues of municipal bonds are payable from United States Treasury bonds and notes held in escrow by a trustee, frequently a commercial bank. The interest and principal on these US Government securities are sufficient to pay all interest and principal requirements of the municipal securities when due. Some escrowed Treasury securities are used to retire municipal bonds at their earliest call date, while others are used to retire municipal bonds at their maturity.

Securities purchased for a Fund may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations which have a specified maturity date but also are payable before maturity after notice by the holder (“demand obligations”). Demand obligations are considered for the Fund’s purposes to mature at the demand date.

There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds) discussed above.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as a Fund. Thus, such an issue may not be said to be publicly offered. Unlike the equity securities of operating companies or mutual funds which must be registered under the Securities Act of 1933 prior to offer and sale unless an exemption from such registration is available, municipal securities, whether publicly or privately offered, may nevertheless be readily marketable. A secondary market exists for municipal securities which have been publicly offered as well as securities which have not been publicly offered initially but which may nevertheless be readily

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marketable. Municipal securities purchased for a Fund are subject to the limitations on holdings of securities which are not readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its recorded value. The Funds believe that the quality standards applicable to their investments enhance marketability. In addition, stand-by commitments, participation interests and demand obligations also enhance marketability.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

For the purpose of a Fund’s investment restrictions, the identification of the “issuer” of municipal obligations which are not general obligation bonds is made by the Advisor on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal and interest on such obligations.

Municipal Lease Obligations and Participation Interests. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts. They may be variable rate or fixed rate.

A Fund may purchase from banks participation interests in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of a Fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular Fund. A Fund has the right to sell the participation back to the bank after seven days’ notice for the full principal amount of a Fund’s interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to the Fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from a Fund in connection with the arrangement. A Fund will not purchase participation interests unless in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Advisor, the interest from such participations is exempt from regular federal income tax and state income tax for the Fund.

A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover a Fund’s original investment.

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Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of a Fund’s limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by the Fund may be determined by the Advisor to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund.

A Fund may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of such Fund’s participation interest in the underlying municipal lease obligation, plus accrued interest.

Municipal Trust Receipts. STFMF may invest up to 25% of its net assets in municipal trust receipts, or MTRs. Municipal trust receipts are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership, coupled with a conditional right to sell, or put, the holder’s interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. The Fund’s investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Fund. While the Fund receives an opinion of legal counsel to the effect that the income from each MTR is tax exempt to the same extent as the underlying bond, the Internal Revenue Service (the ‘IRS’) has not issued a ruling on this subject. In the event the IRS issues an adverse ruling, there is a risk that the interest paid on such MTRs would be deemed taxable.

Portfolio Turnover. The Funds may sell portfolio securities to take advantage of investment opportunities arising from changing market levels or yield relationships. Even if such transactions involve additional costs in the form of spreads, they will be undertaken in an effort to improve a Fund’s overall investment return, consistent with its objectives.

Repurchase Agreements. Each Fund may invest in repurchase agreements, which are instruments under which each Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during a Fund’s holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income.

Each Fund may enter into repurchase agreements with any member bank of the Federal Reserve System or any domestic broker/dealer which is recognized as a reporting Government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Advisor to be at least as high as that of other obligations a Fund may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody’s, S&P or Fitch.

A repurchase agreement provides a means for a Fund to earn taxable income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Fund) acquires a security (Obligation) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price.

Securities subject to a repurchase agreement are held in a segregated account and the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being

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income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on the date of repurchase. In either case, the income to a Fund (which is taxable) is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by a Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterized the transaction as a loan and a Fund has not perfected an interest in the Obligation, a Fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund is at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Fund may incur a loss if the proceeds to a Fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.

Section 4(2) Paper. Subject to its investment objectives and policies, a Fund may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A Fund also may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by a Fund’s Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of the fund on illiquid securities. The Advisor monitors the liquidity of its investments in Section 4(2) paper on a continuing basis.

Securities with Put Rights. Each Fund may enter into put transactions with respect to obligations held in its portfolio with broker/dealers pursuant to a rule under the 1940 Act, and with commercial banks.

The right of each Fund to exercise a put is unconditional and unqualified. A put is not transferable by the Funds, although each Fund may sell the underlying securities to a third party at any time. If necessary and advisable, each Fund may pay for certain puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities). Each Fund expects, however, that puts generally will be available without the payment of any direct or indirect consideration.

Each Fund may enter into puts only with banks or broker/dealers that, in the opinion of the Advisor, present minimal credit risks. The ability of each Fund to exercise a put will depend on the ability of the bank or broker/dealer to pay for the underlying securities at the time the put is exercised. In the event that a bank or broker/dealer should default on its obligation to repurchase an underlying security, the Funds might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

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Each Fund intends to enter into puts solely to maintain liquidity and does not intend to exercise its rights thereunder for trading purposes. The puts will only be for periods of substantially less than the life of the underlying security. The acquisition of a put will not affect the valuation by the Funds of the underlying security. The actual put will be valued at zero in determining net asset value of each Fund. Where the Funds pay directly or indirectly for a put, its cost will be reflected in realized gain or loss when the put is exercised or expires. If the value of the underlying security increases the potential for unrealized or realized gain is reduced by the cost of the put.

Third Party Puts. Each fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing the fund at specified intervals to tender (or “put”) the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. Each fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond’s tax-exempt status, the put option will terminate automatically, the risk to the fund will be that of holding such a long-term bond and the weighted average maturity of a fund’s portfolio would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by the fund, the fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a fund’s portfolio in a manner designed to minimize any adverse impact from these investments.

US Government Securities. There are two broad categories of US Government-related debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal

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Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include “zero coupon” securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then-current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the US Government Securities in a fund’s portfolio does not guarantee the net asset value of the shares of the fund. There are market risks inherent in all investments in securities. Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of a fund’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of the fund and may even result in losses to the fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a fund’s average portfolio maturity. As a result, the fund’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable Rate Securities. A fund may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that “float” continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank’s prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities (“Variable Rate Demand Securities”) have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. A fund determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows a fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

Variable Rate Demand Instruments. Each fund may purchase variable rate demand instruments, which are obligations providing for a periodic adjustment in the interest rate paid on the instrument according to changes in interest rates generally. These instruments also permit the fund to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days’ notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. The fund generally intends to exercise the demand only (1) upon a default under the terms of the obligation, (2) as needed to provide liquidity to the fund, (3) to maintain a high quality investment portfolio or (4) to maximize a fund’s yield. A bank that issues a repurchase commitment may receive a fee from a fund for this arrangement. The issuer of a variable rate demand instrument may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment.

The variable rate demand instruments that a fund may purchase are payable on demand on not more than seven calendar days’ notice. The terms of the instruments provide that interest rates are adjustable at intervals ranging

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from daily up to six months, and the adjustments are based upon the current interest rate environment as provided in the respective instruments. The fund will determine the variable rate demand instruments that they will purchase in accordance with procedures designed to minimize credit risks.

The Advisor may determine that an unrated variable rate demand instrument meets a fund’s quality criteria by reason of being backed by a letter of credit or guarantee issued by a bank that meets the quality criteria for the fund. Thus, either the credit of the issuer of the obligation or the guarantor bank or both will meet the quality standards of the fund. The Advisor will reevaluate each unrated variable rate demand instrument held by the fund on a quarterly basis to determine that it continues to meet the fund’s quality criteria.

The interest rate of the underlying variable rate demand instruments may change with changes in interest rates generally, but the variable rate nature of these instruments should decrease changes in value due to interest rate fluctuations. Accordingly, as interest rates decrease or increase, the potential for capital gain and the risk of capital loss on the disposition of portfolio securities are less than would be the case with a comparable portfolio of fixed income securities. A fund may purchase variable rate demand instruments on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent it does, increases or decreases in value of such variable rate demand notes may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed interest rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar final maturities.

The maturity of the variable rate demand instruments held by a fund will ordinarily be deemed to be the longer of (1) the notice period required before the fund is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument’s next interest rate adjustment.

When-Issued Securities. A fund may purchase and sell securities on a when-issued or delayed delivery basis. A when-issued or delayed delivery transaction arises when securities are bought or sold for future payment and delivery to secure what is considered to be an advantageous price and yield to a fund at the time it enters into the transaction. In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, a fund will consider them to have been purchased on the date when it committed itself to the purchase.

A security purchased on a when-issued basis, like all securities held by a fund, is subject to changes in market value based upon changes in the level of interest rates and investors’ perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income, a fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of a fund’s assets will vary from $1.00 per share because the value of a when-issued security is subject to market fluctuation and no interest accrues to the purchaser prior to settlement of the transaction.

A fund will make commitments to purchase Municipal Securities on a when-issued or delayed delivery basis only with the intention of actually acquiring the securities, but a fund reserves the right to sell these securities before the settlement date if deemed advisable. The sale of these securities may result in the realization of gains that are not exempt from federal income tax.

Investment in Other Investment Companies. In accordance with applicable law, each Fund may invest its assets in other money market funds with comparable investment objectives. In general, a Fund may not (1) purchase more than 3% of any other money market fund’s voting stock; (2) invest more than 5% of its assets in any single money market fund; and (3) invest more than 10% of its assets in other money market funds unless permitted to exceed these limitations by an exemptive order of the Securities and Exchange Commission (the “SEC”). As a shareholder of another money market fund, a Fund would bear, along with other shareholders, its prorata portion of the other money market fund’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that Fund bears directly (and the Fund bears indirectly on a prorata basis) in connection with its own operations.

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Portfolio Holdings

Each Fund’s complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until a Fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to at least three months). The Funds do not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

The Funds’ procedures permit non-public portfolio holdings information to be shared with the Advisor and its affiliates (collectively “Deutsche Asset Management” or “DeAM”), sub-advisers, if any, custodians, independent registered public accounting firms, securities lending agents, financial printers, proxy voting firms and other service providers to a Fund who require access to this information to fulfill their duties to a Fund, subject to the requirements described below. This non-public information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Lipper, to shareholders in connection with in-kind redemptions, or to other entities if a Fund has a legitimate business purpose in providing the information, subject to the requirements described below.

Prior to any disclosure of a Fund’s non-public portfolio holdings information to the foregoing types of entities or persons, a person authorized by a Fund’s Trustees must make a good faith determination in light of the facts then known that a Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to disclose, trade or make any investment recommendation based on the information received while the information remains non-public. Periodic reports regarding these procedures will be provided to a Fund’s Trustees.

Registered investment companies that are sub-advised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Fund’s Trustees/Directors exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a Fund’s portfolio holdings disclosure policy. The portfolio holdings of some of the funds sub-advised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a Fund’s policies and procedures with respect to the disclosure of portfolio holdings information will protect a Fund from the potential misuse of portfolio holdings information by those in possession of that information.

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MANAGEMENT OF THE FUNDS

Investment Advisor

On April 5, 2002, 100% of Zurich Scudder Investments, Inc., not including certain U.K. operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG. and changed its name to Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”). DeIM, which is part of Deutsche Asset Management (“DeAM”), is the investment advisor for the Fund. Under the supervision of the Board of Trustees of the Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York, DeIM makes the Fund’s investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. The Advisor manages each Fund’s daily investment and business affairs subject to the policies established by each Trust’s Board of Trustees. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Fund’s investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

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Pursuant to an investment management agreement with each Fund, the Advisor acts as each Fund’s investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more Funds if elected to such positions.

DeIM provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.

The present investment management agreements for each Fund (each an “Agreement,” collectively, the “Agreements”) were approved by the Trustees on February 4, 2002. Shareholders approved the Agreements on March 28, 2002 and they became effective on April 5, 2002. The Trustees last approved the Agreements on September 30, 2005. The Agreements will continue in effect until September 30, 2006 and from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of a Trust’s Trustees or of a majority of the outstanding voting securities of a Fund.

The Agreements may be terminated at any time without payment of penalty by either party on sixty days’ written notice and automatically terminate in the event of their assignment.

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Under each Agreement, the Advisor regularly provides each Fund with continuing investment management for each Fund’s portfolio consistent with each Fund’s investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Fund’s assets shall be held uninvested, subject to the Trust’s Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”) and to each Fund’s investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of each Fund.

Under each Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Fund’s operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Fund (such as each Fund’s transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Fund’s federal, state and local tax returns; preparing and filing each Fund’s federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining each Fund’s books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Fund’s operating budget; processing the payment of each Fund’s bills; assisting each Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of the Trustees.

The investment management fee for each Fund is payable monthly, provided that each Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of each Fund and unpaid.

The current investment management fee rates are payable monthly at the annual rate shown below:

Effective September 16, 2005, Scudder Cash Investment Trust pays a monthly investment management fee, based on the average daily net assets of the fund, computed and accrued daily and payable monthly, at 1/12 of the annual rates shown below:

Average Daily Net Assets	Scudder Cash Investment Trust
0 - $250 million	0.400%
Next $750 million	0.380%
Next $1.5 billion	0.350%
Next $2.5 billion	0.320%
Next $2.5 billion	0.300%
Next $2.5 billion	0.280%
Next $2.5 billion	0.260%
Over $12.5 billion	0.250%

Average Daily Net Assets	Scudder Tax-Free Money Fund
$0 - $500 million	0.50%
over $500 million	0.48%

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Average Daily Net Assets	Scudder US Treasury Money Fund
$0 - $500 million	0.40%
over $500 million - $1 billion	0.385%
over $1 billion	0.37%

The advisory fees paid by each Fund for its last three fiscal years are shown in the table below.

Fund	Fiscal 2005	Fiscal 2004	Fiscal 2003
Scudder Cash Investment Trust	$3,394,203	$3,920,391	$4,490,033
Scudder Tax-Free Money Fund	$1,080,528	$1,252,484	$1,458,248
Scudder US Treasury Money Fund	$849,804	$1,096,960	$1,309,248

Through September 30, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay certain operating expenses of the Funds to the extent necessary to maintain the operating expenses of each class at 0.72%, 0.70, and 0.65% of average daily net assets for SCIT, Treasury Fund, and Tax-Free Money, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interests, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees).

Under its investment management agreement a Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers’ commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of a Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. A Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. A Fund is also responsible for its expenses of shareholders’ meetings, the cost of responding to shareholders’ inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Fund with respect thereto.

Each Agreement identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names “Scudder,” “Scudder Investments” and “Scudder, Stevens and Clark, Inc.” (together, the “Scudder Marks”). Under this license, the Trust, with respect to a Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust’s investment products and services. The term “Scudder Investments” is the designation given to the services provided by the Advisor and its affiliates to the Scudder Mutual Funds.

In reviewing the terms of each Agreement and in discussions with the Advisor concerning such Agreement, the Trustees of the Trust who are not “interested persons” of the Advisor are represented by independent counsel at the Funds’ expense.

Each Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Funds’ custodian bank. It is the Advisor’s opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

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Brokerage Commissions

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Fund to their customers. However, the Advisor does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for a fund, to cause the fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”).

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However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the fund making the trade, and not all such information is used by the Advisor in connection with such fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for each fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the fund.

Deutsche Bank AG or one of its affiliates may act as a broker for the Fund and receive brokerage commissions or other transaction-related compensation from the Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Fund’s Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker. There usually are no brokerage commissions paid by the Fund for such purchases. During the last three fiscal years the Fund paid no portfolio brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

During the last three fiscal years the Fund paid no portfolio brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

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AMA InvestmentLink(SM) Program

Pursuant to an agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the “AMA”), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLink(SM) Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.

Code of Ethics

The Funds, the Advisor and the Funds’ principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Trustees, officers of the Trusts and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Administrative Agreement

From September 11, 2000 for SCIT and Tax-Free Money Fund, and from October 2, 2000 for Treasury Fund until March 31, 2004, each Fund operated under an administrative services agreement with the Advisor (the “Administrative Agreement”) pursuant to which the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its investment management agreement with a Fund, as described above) in exchange for the payment by a Fund of an administrative services fee (the “Administrative Fee”) of 0.40% for SCIT, 0.15% for Tax-Free Money Fund, 0.40% for Treasury Fund of average daily net assets of each Fund. The Administrative Agreement between the Advisor and the Fund terminated on March 31, 2004 and effective April 1, 2004, the Funds directly bear the cost of those expenses formerly covered under the Administrative Agreement.

In accordance with each Fund’s Administrative Agreement, the Administrative Fees charged to Class AARP and Class S for the most recent fiscal years were as follows:

Fund Name	Year		Class AARP	Class S
SCIT	2003		1,093,871	3,039,709
	2004	*	760,338	2,224,453

Tax-Free Money Fund	2003		107,348	336,261
	2004	*	82,728	236,324

Treasury	2003		53,041	1,253,670
	2004	*	49,261	888,159

*	For the period June 1, 2003 through March 31, 2004 (termination of the Administrative Agreement).

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With the termination of the Administrative Agreement, certain expenses that were borne by the Advisor under the Administrative Agreement, such as transfer agent and custodian fees, are now borne directly by the shareholders.

Board Considerations in connection with the Annual Renewal of Investment Agreement for Scudder Tax Free Money Fund, Scudder US Treasury Money Fund, and Scudder Cash Investment Trust

The Boards renewed the Funds’ investment management agreements on September 30, 2005. The following reflects the Boards’ considerations in connection with the prior renewal of the investment management agreement in August 2004. The Funds’ Trustees approved the continuation of the Funds’ current investment management agreement with Deutsche Investment Management (“DeIM”), your Funds’ adviser, in August 2004. The Trustees believe it is important and useful for Fund shareholders to understand some of the reasons why these contracts were approved for another year and how they go about considering it.

In terms of the process the Trustees followed prior to approving each contract, shareholders should know that:

•	At present time, all of your Fund’s Trustees — including the chairman of the board — are independent of DeIM and its affiliates.

•	The Trustees meet frequently to discuss fund matters. In 2003, the Trustees conducted 34 meetings (spanning 19 different days) to deal with fund issues (including regular and special board and committee meetings). Each year, the Trustees dedicate part or all of several meetings to contract review matters.

•	The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

The Trustees do not believe that the investment management contracts for the Funds should be “put out to bid” or changed without a compelling reason. DeIM and its predecessors (Deutsche Bank acquired Scudder in 2002) have managed each Fund since its inception, and the Trustees believe that a long-term relationship with a capable, conscientious adviser is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

In addition to DeIM’s research and investment capabilities, the Trustees considered other aspects of DeIM’s qualifications, including its services to Fund shareholders. DeIM and its affiliates have maintained an excellent service record, and have achieved many 5-star rankings by National Quality Review in important service categories. The investment performance for many Funds continues to be strong relative to other similar funds, and the Trustees are satisfied that DeIM is committed to addressing individual fund performance issues when they arise.

Shareholders may focus only on fund performance and fees, but the Funds’ Trustees consider these and many other factors, including the quality and integrity of DeIM’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. DeIM has also implemented new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called “soft dollars”, even when not obligated to do so by law or regulation.

In determining to approve the continuation of each Fund’s investment management agreement, the Trustees considered this and other information and factors that they believed relevant to the interest of Fund shareholders, including: investment management fees, expense ratios and asset sizes of the Fund itself and relative to appropriate

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peer groups, including DeIM’s agreement to cap fund expenses at specified levels through September 30, 2005; advisory fee rates charged by DeIM to its institutional clients; the nature, quality and extent of services provided by DeIM to the Fund; investment performance, both of the Fund itself and relative to appropriate peer groups and market indices; DeIM’s profitability from managing the Fund and other mutual funds (before marketing expenses paid by DeIM); the extent to which economies of scale would be realized as the Fund grows; and possible financial and other benefits to DeIM from serving as investment adviser and from affiliates of DeIM providing various services to the Fund (including research services available to DeIM by reason of brokerage business generated by the Fund).

The Trustees requested and received extensive information from DeIM in connection with their review of these and other factors. At the conclusion of this process, the Trustees determined that continuing each Fund’s investment management agreement with DeIM was in the best interest of Fund shareholders.

AARP through its affiliates monitors and approves the AARP Investment Program from Scudder Investments, but does not recommend specific mutual funds. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for services relating to investments by AARP members in AARP Class shares of each fund. The fee is calculated on a daily basis as a percentage of the combined net assets of AARP Classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

Underwriter

Effective September 30, 2002, each Trust has an underwriting agreement with Scudder Distributors, Inc. (“SDI” or the “Distributor”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, serves as distributor and principal underwriter for the Trust to provide information and services for existing and potential shareholders. The distribution agreement provides that SDI shall appoint various firms to provide cash management services for their customers or clients through a Fund. Each Trust’s underwriting agreement was approved by the Trustees on August 9, 2005 and will remain in effect until September 30, 2006.

Under each underwriting agreement, the Fund is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering the Fund as a broker or dealer in various states, as required; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor); notices, proxy statements, reports or other communications to shareholders of the Fund; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Fund and the Distributor.

The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of a Fund’s shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of a Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of

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computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by a Fund, unless a Rule 12b-1 Plan is in effect which provides that a Fund shall bear some or all of such expenses.

The Distributor currently offers shares of each Fund on a continuous basis to investors in all states in which shares of the Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of a Fund.

Although each Fund does not currently have a 12b-1 Plan, and the Trustees have no current intention of adopting one, a Fund will also pay those fees and expenses permitted to be paid or assumed by the Trust pursuant to a 12b-1 Plan, if any, adopted by the Trust, notwithstanding any other provision to the contrary in the underwriting agreement.

SERVICE PROVIDERS

Independent Registered Public Accounting Firm and Reports to Shareholders

The financial highlights of each Fund included in each Fund’s prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, 125 High Street, Boston, MA 02110-2624, , independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP, audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Ropes and Gray LLP, One International Place, Boston, MA 02110 serves as legal counsel for each Fund and the Independent Trustees of each Fund.

Fund Accounting Agent

Scudder Fund Accounting Corporation (“SFAC”), Two International Place, Boston, Massachusetts, 02110-4103, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of each Fund and maintaining portfolio and general accounting records.

Pursuant to a sub-accounting and sub-administration agreement among the Advisor, SFAC and State Street Bank and Trust Company (“SSB”), SFAC and the Advisor have delegated certain administrative and fund accounting functions to SSB under the investment management agreement and the fund accounting agreement, respectively. The costs and expenses of such delegation are borne by the Advisor and SFAC, not by the Funds.

Each Fund paid SFAC an annual fee equal to 0.02% of the first $150 million of average daily net assets, 0.006% of such assets in excess of $150 million, 0.0035% of such assets in excess of $1 billion, plus holding and transaction charges for this service.

From September 11, 2000 for SCIT and Tax Free Money and from October 2, 2000 for Treasury through March 31, 2004, these fees were paid by the Advisor pursuant to the Administrative Agreement. For the period April 1, 2004 through May 31, 2004, the amount charged to the Funds by SFAC for accounting services aggregated $18,849, $9,577 and $9,943 for SCIT, Treasury Fund, and Tax-Free Money, respectively. For the fiscal year ended May 31, 2005, the amount charged to the Funds by SFAC for accounting services aggregated $74,906, $46,830 and $43,756 for SCIT, Treasury Fund and Tax-Free Money, respectively.

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Custodian

State Street Bank and Trust Company (the “Custodian”), 225 Franklin Street, Boston, Massachusetts 02109, as custodian has custody of all securities and cash of the Funds. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Funds.

Transfer Agent

Pursuant to a sub-transfer agency agreement between SSC and DST Systems, Inc. (“DST”), SSC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SSC, not by each Fund. Scudder Service Corporation (“SSC” or the “Transfer Agent”), P.O. Box 2291, Boston, Massachusetts 02107-2291, a subsidiary of the Advisor, is the transfer and dividend-disbursing agent for the funds. SSC also serves as shareholder service agent for each Fund and provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. Each Fund pays SSC an annual fee of $28.00 for each regular account (including Individual Retirement Accounts), $31.00 for each retirement account (excluding Individual Retirement Accounts; Class S shares only), $4.00 per account, as applicable, for closed retail accounts and $5.00 per account, as applicable, for closed retirement accounts (excluding Individual Retirement Accounts; Class S shares only). From July 31, 2000 through March 31, 2004, SSC’s fees were paid by the Advisor pursuant to the Administrative Agreement.

For the fiscal years ended May 31, 2004 and 2005, the amounts charged SCIT by SSC aggregated $502,552 (of which $255,925 was waived) and $2,369,387 (of which $867,495 was waived), respectively. For the fiscal years ended May 31, 2004 and 2005, the amounts charged Treasury Fund by SSC aggregated $110,410 (of which $60,047 was waived) and $491,806 (of which $179,433 was waived), respectively. For the fiscal years ended May 31, 2004 and 2005, the amounts charged Tax-Free Money Fund by SSC aggregated $38,918 (of which $12,456 was waived) and $212,515 (of which $59,530 was waived), respectively.

A Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account.

Retirement Service Provider

Scudder Trust Company (“STC”), 11 Northeastern Boulevard, Salem, NH 03079, an affiliate of the Advisor, provides services for certain retirement plan accounts in SCIT and Treasury Fund. SCIT and Treasury Fund each paid STC an annual fee of $31.75 for each account maintained for a participant.

From September 11, 2000 for SCIT and Tax-Free Money Fund, and from October 2, 2000 for Treasury through September 30, 2003 these fees were paid by the Advisor pursuant to the Administrative Agreement. In addition, prior to the implementation of the Administrative Agreement these fees were in place from June 1, 2000 through September 10, 2000 for SCIT and Tax Free Money and through October 1, 2000 for Treasury.

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PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a Fund’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Eligible Class S Investors.

A.	The following investors may purchase Class S shares of Scudder Funds either (i) directly from Scudder Distributors, Inc. (“SDI”), the Fund’s principal underwriter; or (ii) through an intermediary relationship with a financial services firm established with respect to the Scudder Funds as of December 31, 2004. Investors may not otherwise purchase Class S shares through a broker-dealer, registered investment advisor or other financial services firm.

1.	Existing shareholders of Class S shares of any Scudder Fund as of December 31, 2004, and household members residing at the same address.

2.	Shareholders who own Class S shares continuously since December 31, 2004 and household members residing at the same address may open new accounts for Class S shares of any Scudder Fund.

3.	Any participant who owns Class S shares of any Scudder Fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan continuously since December 31, 2004 may open a new individual account for Class S shares of any Scudder Fund.

4.	Any participant who owns Class S shares of any Scudder Fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies to individuals who begin their retirement plan investments with a Scudder Fund at any time, including after December 31, 2004.

5.	Officers, Fund Trustees and Directors, and full-time employees and their family members, of the Advisor and its affiliates.

6.	Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or SDI and to the Portfolios of Scudder Pathway Series or other fund of funds managed by the Advisor or its affiliates.

B.	The following additional investors may purchase Class S shares of Scudder Funds.

1.	Broker-dealers and registered investment advisors (“RIAs”) may purchase Class S shares in connection with a comprehensive or “wrap” fee program or other fee based program.

2.	Any group retirement, employee stock, bonus, pension or profit-sharing plans.

SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

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Additional Minimum Balance Policies. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minor Act and Uniform Transfers to Minor Act accounts, the minimum balance is $1,000 for Class S and $500 for Class AARP. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $50/month is established. Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

Reductions in value that result solely from market activity will not trigger involuntary redemption. Shareholders with a combined household account balance in any of the Scudder Funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $100 are subject to automatic redemption following 60 days’ written notice to applicable shareholders.

Certificates. Share certificates will not be issued. Share certificates now in a shareholder’s possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder’s account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund’s shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund’s transfer agent, Service Corporation (the “Transfer Agent”) will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder’s bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Direct Distributions Program. Investors may have dividends and distributions automatically deposited to their predesignated bank account through Scudder’s Direct Distributions Program. Shareholders who elect to participate in the Direct Distributions Program, and whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after a Fund pays its distribution. A Direct Distributions request form can be obtained by calling 1-800-SCUDDER for Class S and 1-800-253-2277 for

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Class AARP. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

•	Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE”), Simplified Employee Pension Plan (“SEP”) IRA accounts and prototype documents.

•	403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

•	Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

Each Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Each Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days’ notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

Each Fund may waive the minimum for purchases by trustees, directors, officers or employees of the Fund or the Advisor and its affiliates.

All new investors in Class AARP of a Fund are required to provide an AARP membership number on their account application. In addition, Class S shares of a Fund will generally not be available to new investors.

Eligible Class S Investors. The following investors may purchase Class S shares of Scudder Funds:

1.	Existing shareholders of Class S shares of any Scudder Fund as of December 29, 2000, and household members residing at the same address.

2.	Investors who owned Class S shares as of June 30, 2001 and household members residing at the same address may open new accounts in Class S of any Scudder Fund.

3.	Any retirement, employee stock, bonus pension or profit-sharing plans.

4.	Any participant who owns Class S shares of any Scudder Fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan as of December 29, 2000 may, at a later date, open a new individual account in Class S of any Scudder Fund.

5.	Any participant who owns Class S shares of any Scudder Fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold

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Class S shares. This applies for individuals who begin their retirement plan investments with a Scudder Fund at any time, including after December 29, 2000.

6.	Officers, Fund Trustees and Directors, and full-time employees and their family members, of the Advisor and its affiliates.

7.	Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or Scudder Investor Services, Inc., and to the Portfolios of Scudder Pathway Series.

8.	Registered investment advisors (“RIAs”) may purchase Class S shares for any client that has an existing position in Class S shares of any Scudder Funds as of June 30, 2001.

9.	Broker dealers and RIAs may purchase Class S shares in comprehensive fee programs for any client that has an existing position in Class S shares of a Scudder Fund as of June 30, 2001. In addition, a broker dealer or RIA with a comprehensive fee program that at December 29, 2000 invested in Class S shares of Scudder Funds as a fixed component of the program’s asset allocation model will continue to be eligible to purchase Class S shares on behalf of any client who invests in the program after June 30, 2001.

10.	Broker dealers and RIAs may purchase Class S shares in mutual fund wrap fee programs for any client that has an existing position in Class S shares of a Scudder Fund as of June 30, 2001. In addition, a broker-dealer with a mutual fund wrap program that invests in one or more Scudder Funds as a fixed component of the program’s asset allocation model will be eligible to purchase Class S shares on behalf of any client who invests in such a program.

SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of the National Association of Securities Dealers, Inc. (“NASD”) and banks may, if they prefer, subscribe initially for at least $2,500 for Class S and $1,000 for Class AARP through Scudder Investor Services, Inc. by letter, fax, or telephone.

Automatic Investment Plan. A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan (“Direct Deposit”), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder’s account at a bank, savings and loan or credit union into the shareholder’s Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder’s Plan in the event that any item is unpaid by the shareholder’s financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder’s net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder’s employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other Scudder funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire by calling 1-800-SCUDDER for instructions. The investor must send a duly completed and signed application to the Fund promptly. A subsequent purchase order for $10,000 or more that is not greater than four times an account value may be placed by telephone, fax, etc. by established shareholders (except by Scudder

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Individual Retirement Account (IRA), Scudder Horizon Plan, Scudder Profit Sharing and Money Purchase Pension Plans, Scudder 401(k) and Scudder 403(b) Plan holders), members of the NASD, and banks.

Wire Transfer of Federal Funds. Orders for shares of a Fund will become effective when an investor’s bank wire order or check is converted into federal funds (monies credited to the account of State Street Bank and Trust Company (the “Custodian”) with its registered Federal Reserve Bank). If payment is transmitted by the Federal Reserve Wire System, the order will become effective upon receipt. Orders will be executed at 5:00 p.m. on the same day if a bank wire or check is converted to federal funds or a federal funds’ wire is received by 5:00 p.m. In addition, if investors known to a Fund notify the Fund by 5:00 p.m. that they intend to wire federal funds to purchase shares of a Fund on any business day and if monies are received in time to be invested, orders will be executed at the net asset value per share determined at 5:00 p.m. the same day. Wire transmissions may, however, be subject to delays of several hours, in which event the effectiveness of the order will be delayed. Payments by a bank wire other than the Federal Reserve Wire System may take longer to be converted into federal funds. When payment for shares is by check drawn on any member of the Federal Reserve System, federal funds normally become available to the Fund on the business day after the check is deposited.

Purchase orders received between 4:00 and 5:00 Eastern time, for effectiveness at the 5:00 Eastern time net asset value determination may be rejected based on certain guidelines. In particular, only investors known to the fund may submit wire purchase orders between 4:00 and 5:00 p.m. Eastern time and acceptance of such an order will, among other things, be based upon the level of purchase orders received by a Fund, the size of the order submitted, general market conditions, and the availability of investments for a Fund.

Shares of a Fund may be purchased by writing or calling the Transfer Agent. Orders for shares of a particular class of a Fund will be executed at the net asset value per share of such class next determined after an order has become effective.

Redemptions

Payment of redemption proceeds may be made in securities upon consent of a redeeming shareholder. The Trust may suspend or postpone redemptions with respect to the Fund as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a portfolio or the fair determination of the value of a portfolio’s net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a nonroutine closure of the Federal Reserve wire payment system.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has

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been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. The account holder is responsible for any charges imposed by the account holder’s firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Redemption Fee. The redemption fee will not be applied to (a) a redemption of shares outstanding for one year or more; (b) shares purchased through certain Scudder retirement plans, including 401(k) plans, 403(b) plans, 457 plans, Keogh accounts, and Profit Sharing and Money Purchase Pension Plans provided, however, if such shares are purchased through a broker, financial institution or recordkeeper maintaining an omnibus account for the shares, such waiver may not apply (before purchasing shares, please check with your account representative concerning the availability of the fee waiver. In addition, this waiver does not apply to IRA and SEP-IRA accounts.); © shares purchased through certain wrap fee and fee-based programs; (d) a redemption of reinvestment shares (i.e., shares purchased through the reinvestment of dividends or capital gains distributions paid by the Fund); (e) a redemption of shares by the Fund upon exercise of its right to liquidate accounts (i) falling below the minimum account size by reason of shareholder redemptions or (ii) when the shareholder has failed to provide tax identification information; or (f) a redemption of shares due to the death of the registered shareholder of a Fund account or due to the death of all registered shareholders of a Fund account with more than one registered shareholder (i.e., joint tenant account), upon receipt by Scudder Service Corporation of appropriate written instructions and documentation satisfactory to Scudder Service Corporation. For this purpose and without regard to the shares actually redeemed, shares will be treated as redeemed as follows: first, reinvestment shares; second, purchased shares held one year or more; and third, purchased shares held for less than one year.

In-kind Redemptions. A Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Checkwriting. For Scudder Short-Term Bond Fund: The Checkwriting Privilege is not offered to new investors. The Checkwriting Privilege is available for shareholders who previously elected this privilege prior to August 19, 2002. Checks may be used to pay any person, provided that each check is for at least $100 and not more than $5 million. By using the checks, the shareholder will receive daily dividend credit on his or her shares until the check has cleared the banking system. Investors who purchased shares by check may write checks against those shares only after they have been on a Fund’s book for seven business days. Shareholders who use this service may also use other redemption procedures. No shareholder may write checks against certificated shares. A Fund pays the bank charges for this service. However, each Fund will review the cost of operation periodically and reserve the right to determine if direct charges to the persons who avail themselves of this service would be appropriate. Each Fund, Scudder Service Corporation and State Street Bank and Trust Company reserve the right at any time to suspend or terminate the Checkwriting procedure.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on

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exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc. Prime Series, Cash Reserve Fund, Inc.—Treasury Series, Cash Reserve Fund, Inc. Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder’s state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

Shares of a Scudder Fund with a value in excess of $1,000,000 acquired by exchange through another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days (the “15-Day Hold Policy”). In addition, shares of a Scudder Fund with a value of $1,000,000 or less acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor’s judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a “market timing” strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. Money market funds are not subject to the 15-Day Hold Policy.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Dividends

Each Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, each Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If a Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

Each Fund intends to declare and distribute monthly substantially all of its net investment income (excluding short-term capital gains) resulting from investment activity. Distributions, if any, of net realized capital gains (short-term and long-term) will normally be made in December, or otherwise as needed.

Any dividends or capital gains distributions declared in December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

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Income and capital gain dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1.	To receive income and short-term capital gain distributions in cash and long-term capital gain distributions in shares of the same class at net asset value; or

2.	To receive income and capital gain distributions in cash.

Distributions will be reinvested in Shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectus. See “Combined Purchases” for a listing of such other Funds. To use this privilege of investing dividends of the Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. Each Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder’s account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code (the “Code”).

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Redemption by Checkwriting

All new investors and existing shareholders who apply to State Street Bank and Trust Company for checks may use them to pay any person, provided that each check is for at least $100 and not more than $5 million. By using the checks, the shareholder will receive daily dividend credit on his or her shares until the check has cleared the banking system. Investors who purchased shares by check may write checks against those shares only after they have been on a Fund’s book for seven business days. Shareholders who use this service may also use other redemption procedures. No shareholder may write checks against certificated shares. A Fund pays the bank charges for this service. However, each Fund will review the cost of operation periodically and reserve the right to determine if direct charges to the persons who avail themselves of this service would be appropriate. The Fund, Scudder Service Corporation and State Street Bank and Trust Company each reserve the right at any time to suspend or terminate the Checkwriting procedure.

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Automatic Withdrawal Plan

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Requests for increases in withdrawal amounts or to change the payee must be submitted in writing, signed exactly as the account is registered, and contain signature guarantee(s). Any such requests must be received by a Fund’s transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all Shares of a Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

An Automatic Withdrawal Plan request form can be obtained by calling 1-800-225-5163 for Class S or 1-800-253-2277 for Class AARP.

Group or Salary Deduction Plan

An investor may join a Group or Salary Deduction Plan where satisfactory arrangements have been made with Scudder Investor Services, Inc. for forwarding regular investments through a single source. The minimum annual investment is $240 per investor which may be made in monthly, quarterly, semiannual or annual payments. The minimum monthly deposit per investor is $20. Except for trustees or custodian fees for certain retirement plans, at present there is no separate charge for maintaining group or salary deduction plans; however, each Trust and its agents reserve the right to establish a maintenance charge in the future depending on the services required by the investor.

Each Trust reserves the right, after notice has been given to the shareholder, to redeem and close a shareholder’s account in the event that the shareholder ceases participating in the group plan prior to investment of $1,000 per individual or in the event of a redemption which occurs prior to the accumulation of that amount or which reduces the account value to less than $1,000 and the account value is not increased to $1,000 within a reasonable time after notification. An investor in a plan who has not purchased shares for six months shall be presumed to have stopped making payments under the plan.

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Automatic Investment Plan

Shareholders may arrange to make periodic investments in Class S shares through automatic deductions from checking accounts by completing the appropriate form and providing the necessary documentation to establish this service. The minimum investment is $50 for Class S shares.

Shareholders may arrange to make periodic investments in Class AARP of a Fund through automatic deductions from checking accounts. The minimum pre-authorized investment amount is $50. New shareholders who open a Gift to Minors Account pursuant to the Uniform Gift to Minors Act (UGMA) and the Uniform Transfer to Minors Act (UTMA) and who sign up for the Automatic Investment Plan will be able to open the Class AARP Fund account for less than $500 if they agree to increase their investment to $500 within a 10-month period. Investors may also invest in Class AARP for $500 if they establish a plan with a minimum automatic investment of at least $100 per month. This feature is only available to Gifts to Minors Accounts investors. The Automatic Investment Plan may be discontinued at any time without prior notice to a shareholder if any debit from their bank is not paid, or by written notice to the shareholder at least 30 days prior to the next scheduled payment to the Automatic Investment Plan.

The Automatic Investment Plan involves an investment strategy called dollar cost averaging. Dollar cost averaging is a method of investing whereby a specific dollar amount is invested at regular intervals. By investing the same dollar amount each period, when shares are priced low the investor will purchase more shares than when the share price is higher. Over a period of time this investment approach may allow the investor to reduce the average price of the shares purchased. However, this investment approach does not assure a profit or protect against loss. This type of regular investment program may be suitable for various investment goals such as, but not limited to, college planning or saving for a home.

Other Information

If a shareholder redeems all shares in the account, the shareholder will receive, in addition to the net asset value thereof, all declared but unpaid dividends thereon. None of the Funds impose a redemption or repurchase charge, although a wire charge may be applicable for redemption proceeds wired to an investor’s bank account. Redemptions of shares, including redemptions undertaken to effect an exchange for shares of another Scudder fund or portfolio, and including exchanges and redemptions by Checkwriting, may result in tax consequences (gain or loss) to the shareholder and the proceeds of such redemptions may be subject to backup withholding (see “TAXES”).

Shareholders who wish to redeem shares from Special Plan Accounts should contact the employer, trustee or custodian of the Plan for the requirements.

The determination of net asset value may be suspended at times and a shareholder’s right to redeem shares and to receive payment may be suspended at times during which (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted for any reason, (c) an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or (d) the SEC by order permits suspension of the right of redemption or a postponement of the date of payment or of redemption; provided that applicable rules and

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regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

Each Fund has authorized certain members of the NASD other than the Distributor to accept purchase and redemption orders for their shares. Those brokers may also designate other parties to accept purchase and redemption orders on each Fund’s behalf. Orders for purchase or redemption will be deemed to have been received by a Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between a Fund and the broker, ordinarily orders will be priced at a class’s net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of a Fund’s shares are arranged and settlement is made at an investor’s election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of a Fund at any time for any reason.

The Board of Trustees and the Distributor, each has the right to limit, for any reason, the amount of purchases by and refuse to sell to any person and each may suspend or terminate the offering of shares of a Fund at any time for any reason.

The “Tax Identification Number” section of the Application must be completed when opening an account. Applications and purchase orders without a certified tax identification number and certain other certified information (e.g., from exempt investors a certification of exempt status) will be returned to the investor. Each Fund reserves the right, following 30 days’ notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing a Fund with a tax identification number during the 30-day notice period.

A Fund may issue shares at net asset value in connection with any merger or consolidation with, or acquisition of the assets of, any investment company (or series thereof) or personal holding company, subject to the requirements of the 1940 Act.

TAXES

Each Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Funds must, among other things:

(a)	derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

(c)	diversify its holdings so that, at the end of each quarter of a Fund’s taxable year, (i) at least 50% of the market value of a Fund’s total assets is represented by cash and cash items, US Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of a Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of a Fund’s total assets is invested (x) in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which a Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of a Fund’s investments in loan participations, a Fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

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If a Fund qualifies as a regulated investment company that is accorded special tax treatment, a Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholder in the form of dividends (including distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends (“Capital Gain Dividends”)).

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividends. Such dividends however would generally be eligible (i) to be treated as “qualified dividend income” in the case of individual and other noncorporate shareholders, and (ii) for the 70% dividends received deduction in the case of corporate shareholders.

Each Fund is subject to a nondeductible 4% excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund’s ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to a Fund during any prior calendar year. Although a Fund’s distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income and excise tax on) a portion of its capital gains or other income if it appears to be in the interest of such Fund.

Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. If a shareholder held such shares for more than one year, the gain will be a long-term capital gain. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets, for taxable years beginning on or before December 31, 2008. Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

In some cases, shareholders will not be permitted to take all or a portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of a Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in a Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a “reinvestment right” received upon the initial purchase of Fund shares. The term “ reinvestment right” means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Tax-Free Money Fund intends to qualify under the Code to pay “exempt-interest dividends” to its shareholders. Tax-Free Money Fund will be so qualified if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities on which the interest payments are exempt from federal income tax. To the extent that dividends distributed by a Fund to its shareholders are derived from interest income exempt from federal income tax and are designated as “exempt-interest dividends” by the Fund, they will be excludable from the gross incomes of the shareholders for federal income tax purposes. “Exempt-interest dividends,” however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to 85 percent of their social security benefits and certain railroad retirement benefits. It should also be noted that tax-exempt interest on private activity bonds in which a Fund may invest generally is treated as a tax preference item for purposes of the alternative minimum tax for corporate and individual shareholders. Tax-Free Money Fund will inform shareholders annually as to the portion of the distributions from the Fund which constituted “exempt-interest dividends.”

Interest on indebtedness incurred by shareholders to purchase or carry shares of the Tax-Free Money Fund will not be deductible for federal income tax purposes. Under rules used by the Internal Revenue Service to determine when borrowed funds are used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

Section 147(a) of the Code prohibits exemption from federal income taxation of interest on certain governmental obligations to persons who are “substantial users” (or persons related thereto) of facilities financed by such obligations. Tax-Free Money has not undertaken any investigation as to the users of the facilities financed by bonds in their portfolios.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which a Fund is entitled are disclosed in a Fund’s annual and semi-annual reports to shareholders.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Each Fund does not expect to make any distributions that qualify as qualified dividend income. Shareholders of a Fund may be subject to state and local taxes on distributions received from a Fund and on redemptions of the Fund’s shares.

Non-US Shareholders. In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a “US person” within the meaning of the Code (a “foreign person”) are subject to withholding of US federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a US person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from US source interest income that would not be subject to US federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. This provision will first apply to the fund in it’s a taxable year beginning before January 1, 2008. In addition, as indicated above, Capital Gain Dividends will not be subject to withholding of US federal income tax. If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to US federal net income taxation at regular income tax rates.

Investors are advised to consult their own tax advisors with respect to their own circumstances of the above-described general federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them of an investment in shares of the Fund.

NET ASSET VALUE

Each Fund values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant

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amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. Calculations are made to compare the value of a Fund’s investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of  1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Fund’s $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of a Fund believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If a Fund’s net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of a Fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Fund’s net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees of the Funds might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of a Fund’s net asset value also may be processed on a confirmed basis in accordance with the procedures established by SDI.

TRUSTEES AND OFFICERS

Scudder Cash Investment Trust, Scudder Tax-Free Money Fund and Scudder US Treasury Money Fund

The following table presents certain information regarding the Trustees and Officers of the Trust as of October 1, 2005. Each Trustee’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, MA 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the Trust. Because the Fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Trust may also serve in similar capacities with other funds in the fund complex.

Independent Trustees

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman since 2004 and Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Member, Executive Committee of the Independent Directors Council of the Investment Company Institute, Southwest Florida Community Foundation (charitable organization)	41

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Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); Belo Corporation (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	41
Keith R. Fox (1954) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	41
Kenneth C. Froewiss (1945) Trustee 2005-present	Clinical Professor of Finance, NYU Stern School of Business; Director, Scudder Global High Income Fund, Inc. (since 2001), Scudder Global Commodities Stock Fund, Inc. (since 2004), Scudder New Asia Fund, Inc. (since 1999), The Brazil Fund, Inc. (since 2000) and The Korea Fund, Inc. (since 2000); Member, Finance Committee, Association for Asian Studies (2002-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	46
Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	41
Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies; 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	41

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Officers(2)

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Vincent J. Esposito(4) (1956) President, 2005-present	Managing Director(5), Deutsche Asset Management (since 2003); Vice President of Central European Equity Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); formerly, Managing Director, Putnam Investments (1991-2002)	n/a

John Millette (1962) Vice President and Secretary, 1999-present	Director(3), Deutsche Asset Management	n/a

Patricia DeFilippis(4) (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); Legal Associate, Lord, Abbett & Co. LLC (1998-2003)	n/a

Paul H. Schubert(4) (1963) Chief Financial Officer, 2004-present Treasurer, since 2005	Managing Director(3), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)	n/a

Daniel O. Hirsch(5) (1954) Assistant Secretary, 2002-present	Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)	n/a

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director(3), Deutsche Asset Management	n/a

Scott M. McHugh (1971) Assistant Treasurer, 2005-present	Director(3), Deutsche Asset Management	n/a

Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director(3), Deutsche Asset Management	n/a

John Robbins(4) (1966) Anti-Money Laundering Compliance Officer, 2005-present (1999-2005)	Managing Director(3), Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management	n/a

Philip Gallo(4) (1962) Chief Compliance Officer, 2004-present	Managing Director(3), Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

(1)	Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the officers of the Trust, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.

(2)	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(3)	Executive title, not a board directorship.

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(4)	Address: 345 Park Avenue, New York, New York 10154.

(5)	Address: One South Street, Baltimore, Maryland 21202.

Officer’s Role with Principal Underwriter: Scudder Distributors, Inc.

Caroline Pearson: Secretary

Trustees’ Responsibilities. The primary responsibility of the Board of Trustees is to represent the interests of the Fund’s shareholders and to provide oversight of the management of the Fund. Currently, six of the Board’s members are “Independent Trustees;” that is, they are not “interested persons” (as defined in the 1940 Act) of the Trust or the Advisor.

The Trustees meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 2004, the Trustees conducted over 40 meetings to deal with fund issues (including regular and special board and committee meetings). These meetings were held over the course of 23 different days. In addition, various Trustees participated as members of the Board’s Valuation Committee throughout the year. Furthermore, the Independent Trustees review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute’s 1999 Report of the Advisory Group on Best Practices for Fund Directors. For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Trustees are also assisted in this regard by the Fund’s independent public accountants and other independent experts retained from time to time for this purpose. The Independent Trustees regularly meet privately with their counsel and other advisors. In addition, the Independent Trustees from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholders servicing issues.

For a discussion of the factors considered by the Board in connection with its most recent approval of the continuation of the Fund’s management contracts, please refer to “Management of the Funds — Board Considerations in Connection with Annual Renewal of Investment Management Agreements.”

Board Committees. The Board oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following standing committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent registered public accounting firms for the Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to their independence. The members of the Audit Committee are Keith R. Fox (Chair), Kenneth C. Froewiss and Jean Gleason Stromberg. The Audit Committee held seven meetings during the calendar year 2004.

Nominating/Corporate Governance Committee: The Nominating/Corporate Governance Committee (i) selects and nominates candidates to serve as Independent Trustees*; (ii) oversees all other fund governance-related matters, including Board compensation practices, retirement policies, self-evaluations of effectiveness and allocations of assignments and functions of committees of the Board. The members of the Nominating/Corporate Governance Committee are Henry P. Becton, Jr. (Chair) and Jean Gleason Stromberg. The Nominating/Corporate Governance Committee (previously known as the Committee on Independent Trustees) held seven meetings during the calendar year 2004.

Valuation Committee: The Valuation Committee oversees fund valuation matters, reviews Valuation Procedures adopted by the Board, determines fair value of the Fund’s securities as needed in accordance with the Valuation

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Procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are Keith R. Fox (Chair), Kenneth C. Froewiss and Henry P. Becton, Jr. (alternate). The Valuation Committee held one meeting during the calendar year 2004.

Investment Oversight Committee: The Board has established two Investment Oversight Committees, one focusing on funds primarily investing in equity securities (the “Equity Oversight Committee”) and one focusing on funds primarily investing in fixed income securities (the “Fixed Income Oversight Committee”). These Committees meet regularly with fund portfolio managers and other investment personnel to review the relevant funds’ investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr. (Chair), Kenneth C. Froewiss and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox and Jean Gleason Stromberg (Chair). Each Investment Oversight Committee held four meetings during the calendar year 2004.

Marketing/Shareholder Service Committee: The Marketing/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Fund and their shareholders. The members of the Shareholder Servicing and Distribution Committee are Carl W. Vogt (Chair) and Jean Gleason Stromberg. The Marketing/Shareholder Service Committee (previously known as the Shareholder Servicing and Distribution Committee) held four meetings during the calendar year 2004.

Legal/Regulatory/Compliance Committee: The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Fund, including the handling of pending or threatened litigation or regulatory action involving the Fund, and (ii) general compliance matters relating to the Fund. The members of the Legal/Regulatory/Compliance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll and Carl Vogt (Chair). This committee met eight times in 2004.

Expense/Operations Committee: The Expense/Operations Committee (i) monitors the Fund’s total operating expense levels, (ii) oversees the provision of administrative services to the Funds, including the Fund’s custody, fund accounting and insurance arrangements, and (iii) reviews the Fund’s investment advisers’ brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox (Chair) and Kenneth C. Froewiss. This committee was established on October 12, 2004 and met one time in 2004.

*	Fund Shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904.

Remuneration. Each Independent Trustee receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special director task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from all of the funds in the fund complex during the calendar year 2004.

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Name of Trustee	Compensation from Scudder Cash Investment Trust	Compensation from Scudder Tax-Free Money Fund	Compensation from Scudder US Treasury Money Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustee from the Fund Complex (2)(3)(4)
Henry P. Becton, Jr.	$3,242	$1,253	$1,355	$0	$159,500
Dawn-Marie Driscoll(1)	$4,156	$1,506	$1,644	$0	$208,016
Keith R. Fox	$3,824	$1,417	$1,539	$0	$220,620
Kenneth C. Froewiss(5)	$0	$0	$0	$0	$87,364
Jean Gleason Stromberg	$3,118	$1,217	$1,320	$0	$153,500
Carl W. Vogt	$3,173	$1,233	$1,338	$0	$168,500

(1)	Includes $14,896 in annual retainer fees in Ms. Driscoll’s role as Chairman of the Board.

(2)

For each Trustee, except Mr. Froewiss, total compensation includes compensation for service on the boards of 18 trusts/corporations comprised of 49 funds/portfolios. Each Trustee, except Mr. Froewiss, currently

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serves on the boards of 18 trusts/corporations comprised of 41 funds/portfolios. Mr. Froewiss currently serves on the boards of 23 trusts/corporations comprised of 46 funds/portfolios.

(3)	Aggregate compensation reflects amounts paid to the Trustees, except Mr. Froewiss, for special meetings of ad hoc committees of the Boston Board in connection with the possible consolidation of the various Scudder Fund Boards and with respect to legal and regulatory matters. Such amounts totaled $3,000 for Mr. Becton, $34,120 for Ms. Driscoll, $36,620 for Mr. Fox, and $17,000 for Mr. Vogt. These meeting fees were borne by the Funds.

(4)	Aggregate compensation also reflects amounts paid to the Trustees for special meetings of ad hoc committees of the Boston Board in connection with reviewing the Funds’ shareholder servicing arrangements. Such amounts totaled $2,500 for Ms. Driscoll and $31,000 for Mr. Fox. Also, included are amounts paid to the Trustees, except Mr. Froewiss, for special meetings to consider fund mergers. These amounts totaled $5,000 for Mr. Becton and Ms Driscoll, $4,000 for Mr. Fox and $3,000 for Ms. Stromberg. The Funds were reimbursed by the Advisor for these meeting fees.

(5)	Mr. Froewiss was appointed to the Boston Board on September 15, 2005. He served as a member of five Scudder closed-end funds in 2004, for which he received the compensation indicated.

Trustee Fund Ownership of Independent and Interested Trustees

The following sets forth ranges of Trustee beneficial share ownership as of December 31, 2004.

Name of Trustee	Dollar Range of Securities Owned in Scudder Cash Investment Trust	Dollar Range of Securities Owned in Scudder Tax-Free Money Fund	Dollar Range of Securities Owned in Scudder US Treasury Money Fund	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Trustee
Henry P. Becton, Jr.	$1 - $10,000	$1 - $10,000	$1 - $10,000	Over $100,000
Dawn-Marie Driscoll	$1 - $10,000	Over $100,000	None	Over $100,000
Keith R. Fox	None	None	None	Over $100,000
Kenneth C. Froewiss	None	None	None	$50,000-$100,000
Jean Gleason Stromberg	None	None	None	Over $100,000
Carl W. Vogt	None	None	None	Over $100,000

Securities Beneficially Owned

As of September 13, 2005, all Trustees and Officers of each Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of each class of a Fund.

To the best of the Fund’s knowledge, as of September 13, 2005, no person owned of record or beneficially 5% or more of any class of a Fund’s outstanding shares.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2004. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

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Independent Trustee	Owner and Relationship to Trustee	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Henry P. Becton, Jr.		None
Dawn-Marie Driscoll		None
Keith R. Fox		None
Kenneth C. Froewiss		None
Jean Gleason Stromberg		None
Carl W. Vogt		None

Agreement to Indemnify Independent Directors/Trustees for Certain Expenses. In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, each Fund’s investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or the investment advisor (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Funds against the Funds, their directors and officers, the Funds’ investment advisor and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, each Fund’s investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Funds’ Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund’s Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Funds or their

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shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee’s duties as a director or trustee of the Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by each Fund’s investment advisor will survive the termination of the investment management agreements between the applicable investment advisor and the Funds.

TRUST ORGANIZATION

The Trustees have the authority to create additional Funds and to designate the relative rights and preferences as between the different Funds. The Trustees also may authorize the division of shares of a Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Fund’s prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Fund or class by notice to the shareholders without shareholder approval. Currently, Class S and Class AARP Shares are offered.

The Funds generally are not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of each Fund (“Declaration of Trust”), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; © any termination of a Fund or a class to the extent and as provided in the Declaration of Trust; (d) certain material amendments of the Declaration of Trust (such as other than amendments changing the name of a Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of a Fund, or any registration of the Fund with the SEC or as the trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.

The Declarations of Trust for Scudder Cash Investment Trust, Scudder US Treasury Money Fund and Scudder Tax-Free Money Fund provide that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declarations of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

The name “Scudder Cash Investment Trust” is the designation of SCIT for the time being under a Declaration of Trust dated December 12, 1975, the name “Scudder US Treasury Money Fund” is the designation of Treasury Fund for the time being under a Declaration of Trust dated April 4, 1980 and the name “Scudder Tax-Free Money Fund” is the designation of STFMF for the time being under a Declaration of Trust dated December 9, 1987, each as amended from time to time, and all persons dealing with a Fund must look solely to the property of that Fund for the enforcement of any claims against that Fund as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of a Fund. Upon the initial purchase of shares, the shareholder agrees to be bound by a Fund’s Declaration of Trust, as amended from time to time. No series is liable for the obligations of any other series. The Declaration of Trust of each Fund is on file at the Massachusetts Secretary of State’s Office in Boston, Massachusetts.

If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them.

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Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed.

Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause, by the action of two-thirds of the remaining Trustees. Any Trustee may be removed at any meeting of shareholders by vote of two-thirds of the outstanding shares. The Trustees shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Trustee or Trustees when requested in writing to do so by the holders of not less than ten percent of the outstanding shares, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(C) under the 1940 Act.

It is possible that a Fund might become liable for a misstatement regarding another Fund. The Trustees of each Fund have considered this and approved the use of a combined SAI for the Funds.

PROXY VOTING GUIDELINES

Each Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. Each Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of a Board or of a majority of a Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of

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the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission’s Web site at www.sec.gov or by visiting our Web site at: aarp.scudder.com for Class AARP shares, myscudder.com for Class S shares, or scudder.com for all other classes (type “proxy voting” in the search field).

ADDITIONAL INFORMATION

Internet Access

World Wide Web Site — The address of the Scudder Funds site is www.myScudder.com. The address for Class AARP is aarp.scudder.com.

These sites offer guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The sites also enable users to access or view Fund prospectuses and profiles with links between summary information in Fund Summaries and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on Funds.

Account Access—The Advisor is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.

The Advisor’s personal portfolio capabilities — known as SEAS (Scudder Electronic Account Services) — are accessible only by current Scudder Fund shareholders who have set up a Personal Page on Scudder’s Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.

An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between

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Scudder Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts.

The net asset values of most Scudder funds can be found daily in the “Mutual Funds” section of The Wall Street Journal under “Scudder Funds,” and in other leading newspapers throughout the country. The latest seven-day yields for the money-market funds can be found every Monday and Thursday in the “Money-Market Funds” section of The Wall Street Journal. This information also may be obtained by calling the Scudder Automated Information Line (SAIL) at 1-800-343-2890.

Certain Scudder funds or classes thereof may not be available for purchase or exchange. For more information, please call 1-800-SCUDDER.

Detailed information on any Scudder investment plan, including the applicable charges, minimum investment requirements and disclosures made pursuant to Internal Revenue Service requirements, may be obtained by contacting Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103 or by calling toll free, 1-800-225-2470. The discussions of the plans below describe only certain aspects of the federal income tax treatment of the plan. The state tax treatment may be different and may vary from state to state. It is advisable for an investor considering the funding of the investment plans described below to consult with an attorney or other investment or tax Advisor with respect to the suitability requirements and tax aspects thereof.

Shares of a Fund may also be a permitted investment under profit sharing and pension plans and IRAs other than those offered by a Fund’s distributor depending on the provisions of the relevant plan or IRA. None of the plans assures a profit or guarantees protection against depreciation, especially in declining markets.

Shareholder Indemnification

Each Fund is an organization of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of that trust. The Declarations of Trust of each Fund contain an express disclaimer of shareholder liability in connection with a Fund’s property or the acts, obligations or affairs of a Fund. The Declarations of Trust also provide for indemnification out of a Fund’s property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations.

Other Information

The CUSIP number of Scudder Cash Investment Trust, Class S is 811118-108.

The CUSIP number of Scudder Cash Investment Trust, Class AARP is 811118-207.

The CUSIP number of Scudder Tax-Free Money Fund, Class S is 811235-100.

The CUSIP number of Scudder Tax-Free Money Fund, Class AARP is 811235-209.

The CUSIP number of Scudder US Treasury Money Fund, Class S is 81123P-106.

The CUSIP number of Scudder US Treasury Money Fund, Class AARP is 81123P-205.

On August 10, 1998, the Board of Trustees changed the fiscal year end for SCIT and Treasury Fund from June 30 to May 31 and the fiscal year end of STFMF from December 31 to May 31.

This Statement of Additional Information contains the information of Scudder Cash Investment Trust, Scudder Tax-Free Money Fund and Scudder US Treasury Money Fund. Each Fund, through its combined prospectus, offers only

56

its own share classes, yet it is possible that one Fund might become liable for a misstatement regarding the other Fund. The Trustees of each Fund have considered this, and have approved the use of this Statement of Additional Information.

The Funds’ combined prospectus and this combined Statement of Additional Information omit certain information contained in the Registration Statements which each Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statements for further information with respect to a Fund and the securities offered hereby. These Registration Statements are available for inspection by the public at the offices of the SEC in Washington, D.C.

Information concerning portfolio holdings of a Scudder Fund as of a month-end is available upon request no earlier than the 16th day after month-end. Please call Scudder Investments at the number appearing on the front cover of this Statement of Additional Information to make such a request.

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FINANCIAL STATEMENTS

Scudder Cash Investment Trust

The financial statements, including the portfolio of investments, of Scudder Cash Investment Trust, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated May 31, 2005, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

Scudder US Treasury Money Fund

The financial statements, including the portfolio of investments, of Scudder US Treasury Money Fund, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated May 31, 2005, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

Scudder Tax-Free Money Fund

The financial statements, including the portfolio of investments, of Scudder Tax-Free Money Fund, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated May 31, 2005, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

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APPENDIX

The following is a description of the ratings given by Moody’s, S&P and Fitch to corporate and municipal bonds, corporate and municipal commercial paper and municipal notes.

Corporate and Municipal Bonds

Moody’s: The four highest ratings for corporate and municipal bonds are “Aaa,” “Aa,” “A” and “Baa.” Bonds rated “Aaa” are judged to be of the “best quality” and carry the smallest degree of investment risk. Bonds rated “Aa” are of “high quality by all standards,” but margins of protection or other elements make long-term risks appear somewhat greater than “Aaa” rated bonds. Bonds rated “A” possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated “Baa” are considered to be medium grade obligations, neither highly protected nor poorly secured. Moody’s applies numerical modifiers 1, 2 and 3 in each rating category from “Aa” through “Baa” in its rating system. The modifier 1 indicates that the security ranks in the higher end of the category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

S&P: The four highest ratings for corporate and municipal bonds are “AAA,” “AA,” “A” and “BBB.” Bonds rated “AAA” have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated “AA” have a “very strong capacity to pay interest and repay principal” and differ “from the higher rated issues only in small degree.” Bonds rated “A” have a “strong capacity” to pay interest and repay principal, but are “somewhat more susceptible to” adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated “BBB” are regarded as having an “adequate capacity” to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead a “weakened capacity” to make such payments. The ratings from “AA” to “BBB” may be modified by the addition of a plus or minus sign to show relative standing within the category.

Fitch: The four highest ratings of Fitch for corporate and municipal bonds are “AAA,” “AA,” “A” and “BBB.” Bonds rated “AAA” are considered to be investment-grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated “AA” are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F1+.” Bonds rated “A” are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher rates. Bonds rated “BBB” are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse effects on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with greater ratings.

Corporate and Municipal Commercial Paper

Moody’s: The highest rating for corporate and municipal commercial paper is “P-1” (Prime-1). Issuers rated “P-1” have a “superior ability for repayment of senior short-term obligations.”

S&P: The “A-1” rating for corporate and municipal commercial paper indicates that the “degree of safety regarding timely payment is strong.” Commercial paper with “overwhelming safety characteristics” will be rated “A-1+.”

Fitch: The rating “F-1” is the highest rating assigned by Fitch. Among the factors considered by Fitch in assigning this rating are: (1) the issuer’s liquidity; (2) its standing in the industry; (3) the size of its debt; (4) its ability to service its debt; (5) its profitability; (6) its return on equity; (7) its alternative sources of financing; and (8) its ability

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to access the capital markets. Analysis of the relative strength or weakness of these factors and others determines whether an issuer’s commercial paper is rated “F-1.”

Municipal Notes

Moody’s: The highest ratings for state and municipal short-term obligations are “MIG 1,” “MIG 2,” and “MIG 3” (or “VMIG 1,” “VMIG 2” and “VMIG 3” in the case of an issue having a variable rate demand feature). Notes rated “MIG 1” or “VMIG 1” are judged to be of the “best quality.” Notes rated “MIG 2” or “VMIG 2” are of “high quality,” with margins or protection “ample although not as large as in the preceding group.” Notes rated “MIG 3” or “VMIG 3” are of “favorable quality,” with all security elements accounted for but lacking the strength of the preceding grades.

S&P: The “SP-1” rating reflects a “very strong or strong capacity to pay principal and interest.” Notes issued with “overwhelming safety characteristics” will be rated “SP-1+.” The “SP-2” rating reflects a “satisfactory capacity” to pay principal and interest.

Fitch: The highest ratings for state and municipal short-term obligations are “F-1+,” “F-1” and “F-2.”

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STATEMENT OF ADDITIONAL INFORMATION

May 1, 2006

DWS Advisor Funds

Tax Free Money Fund Investment

NY Tax Free Money Fund Investment

DWS Advisor Funds (the “Trust”) is an open-end management investment company that offers investors a selection of investment portfolios, each having distinct investment objectives and policies. The Tax Free Money Fund Investment and the NY Tax Free Money Fund Investment (each a “Fund” and, collectively, the “Funds”) are described herein.

Shares of the Funds are sold by DWS Scudder Distributors, Inc. (“DWS-SDI”), the Trust’s distributor (the “Distributor”), to clients and customers (including affiliates and correspondents) of Deutsche Asset Management, Inc. (“DeAM, Inc.” or the “Advisor”), the Funds’ investment advisor, and to clients and customers of other organizations.

The Trust’s Prospectus for the Funds, dated May 1, 2006, provides the basic information investors should know before investing. This Statement of Additional Information (“SAI”), which is not a Prospectus, is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Prospectus. You may request a copy of the Prospectus or a paper copy of this SAI, if you have received it electronically, free of charge by calling the Trust at the telephone number listed below or by contacting any Service Agent (which is a broker, financial advisor or other bank, dealer or other institution that has a sub-shareholder servicing agreement with DeAM, Inc.). Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the Trust’s Prospectus. The financial statements for each Fund for the fiscal year ended December 31, 2005, are incorporated herein by reference to the Annual Report to shareholders for each Fund dated December 31, 2005. A copy of each Fund’s Annual Report may be obtained without charge by calling each Fund at 1-800-730-1313.

DEUTSCHE ASSET MANAGEMENT, INC.

Investment Advisor

INVESTMENT COMPANY CAPITAL CORP.

Administrator of the Funds

DWS SCUDDER DISTRIBUTORS, INC.

Distributor

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INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Investment Objectives

The following is a description of each Fund’s investment objective. There can, of course, be no assurance that either Fund will achieve its investment objective.

The Tax Free Money Fund Investment seeks a high level of current income exempt from Federal income tax consistent with liquidity and the preservation of capital by investing in high quality, short-term, tax-exempt money market instruments. The Fund’s portfolio consists primarily of obligations issued by states and their authorities, agencies, instrumentalities and political subdivisions. Under normal conditions, the Tax Free Money Fund Investment invests at least 80% of its net assets in municipal bonds and notes that pay interest exempt from Federal income tax.

The NY Tax Free Money Fund Investment seeks a high level of current income exempt from Federal and New York income tax consistent with liquidity and the preservation of capital by investing in high quality, short-term, tax-exempt money market instruments. The Fund’s portfolio consists primarily of obligations of the state of New York (“State of New York” or the “State”) and its authorities, agencies, instrumentalities and political subdivisions. Under normal conditions, the NY Tax Free Money Fund Investment invests at least 80% of its assets in notes and bonds of the State of New York and its related agencies and authorities and issuers in certain other locales the interest on which is exempt from federal income tax and New York State and New York City personal income taxes (“New York Municipal Obligations”).

The NY Tax Free Money Fund Investment and the Tax Free Money Fund Investment may in the future seek to achieve their investment objectives by investing all of their net assets in investment companies having the same investment policies and restrictions as those applicable to each Fund.

Investment Policies

Quality and Maturity of the Fund’s Securities. Each Fund will maintain a dollar-weighted average maturity of 90 days or less. All securities in which each Fund invests will have, or be deemed to have, remaining maturities of 397 days or less on the date of their purchase and will be denominated in US dollars. The Advisor, acting under the supervision of and procedures adopted by the Board of Trustees of each Fund, will also determine that all securities purchased by the Funds present minimal credit risks. The Advisor will cause each Fund to dispose of any security as soon as practicable if the security is no longer of the requisite quality, unless such action would not be in the best interest of the Fund. High-quality, short-term instruments may result in a lower yield than instruments with a lower quality or longer term.

Obligations of Banks and Other Financial Institutions. The Funds may invest in US dollar-denominated high quality fixed rate or variable rate obligations of US or foreign financial institutions, including banks, which have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (“NRSROs”) (or one NRSRO if that NRSRO is the only NRSRO that rates such obligations) or, if not so rated, are believed by the Advisor to be of comparable quality or, if the obligation has no short-term rating, is rated in one of the top three highest long-term rating categories by a NRSRO and are believed by the Advisor to be of comparable quality. Obligations of domestic and foreign financial institutions in which the Fund may invest include (but are not limited to) certificates of deposit, bankers’ acceptances, bank time deposits, commercial paper, and other US dollar-denominated instruments issued or supported by the credit of US or foreign financial institutions, including banks.

For purposes of the Funds’ investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of US banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. If the Advisor deems the instruments to present minimal credit risk, the Fund may invest in obligations of foreign banks or foreign branches of US banks, which may include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan, Australia and Canada.

Investments in these obligations may entail risks that are different from those of investments in obligations of US domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability of pursuing legal remedies and obtaining judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of US banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of US banks.

US Government Obligations. The Funds may invest in obligations issued or guaranteed by the US government which include: (1) direct obligations of the US Treasury and (2) obligations issued by US government agencies and instrumentalities (“US Government Obligations”). Included among direct obligations of the US are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the US are: instruments that are supported by the full faith and credit of the US (such as certificates issued by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”)); instruments that are supported by the right of the issuer to borrow from the US Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported solely by the credit of the instrumentality (such as Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”)).

Other US government securities the Funds may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration (“FHA”), Farmers Home Loan Administration, Export-Import Bank of the US, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the US government is not obligated by law to provide support to an instrumentality it sponsors, the Funds will invest in obligations issued by such an instrumentality only if the Advisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

Each Fund may also invest in separately traded principal and interest component of securities guaranteed or issued by the US government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”) or any similar program sponsored by the US government. STRIPS are sold as zero coupon securities.

Other Debt Obligations. The Funds may invest in deposits, bonds, notes and debentures and other debt obligations that at the time of purchase meet the Fund’s minimum credit quality standards, or, if unrated, have been determined by the Advisor to be of comparable quality or, if the obligations have no short-term rating, are rated in one of the top three highest long-term rating categories or have been determined by the Advisor to be of comparable quality.

Credit Enhancement. Certain of a Fund’s acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance from a third party. Any bankruptcy, receivership, default, or change in the credit quality of the third party providing the credit enhancement could adversely affect the quality and marketability of the underlying security and could cause losses to the Fund and affect the Fund’s share price. Subject to the diversification limits contained in Rule 2a-7 under the Investment Company Act of 1940 (“1940 Act”), each Fund may have more than 25% of its total assets invested in securities issued by or credit-enhanced by banks or other financial institutions.

Repurchase Agreements. The Funds may engage in repurchase agreement transactions with member banks of the Federal Reserve System, certain non-US banks and certain non-bank entities. Under the terms of a typical repurchase agreement, the Funds would acquire any underlying security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase, and the Funds to resell, the obligation at an agreed price and time, thereby determining the yield during the Funds’ holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Funds’ holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including interest. Each Fund bears a risk of loss in the event of default by or bankruptcy of the other party to a repurchase agreement and the Fund is delayed in, or prevented from, exercising its rights to dispose of the collateralized securities. To the extent that, in the meantime, the value of the underlying securities had decreased the Fund could experience a loss. The Advisor reviews the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that it is maintained at the required level. A repurchase agreement is considered to be a loan under the 1940 Act.

Reverse Repurchase Agreements. The Funds may borrow funds by, among other things, agreeing to sell portfolio securities to financial institutions that meet the standards described under “Repurchase Agreements” and to repurchase them at a mutually agreed date and price (a “reverse repurchase agreement”). The Funds may enter into reverse repurchase agreements with banks and domestic broker-dealers. At the time each Fund enters into a reverse repurchase agreement it will identify on its books cash or liquid securities having a value equal to the repurchase price, including accrued interest. The marked assets will be marked-to-market daily and additional assets will be marked on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

When-Issued and Delayed-Delivery Securities. Each Fund may purchase securities on a when-issued or delayed-delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a “when, as and if issued” basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to each Fund until settlement takes place.

At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that a Fund’s net assets will fluctuate to a greater degree when that Fund sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Funds will meet their obligations from maturities or sales of the segregated securities and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, the Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When the Funds engage in when-issued or delayed-delivery transactions, they rely on the other party to consummate the trade. Failure of the seller to do so may result in the Funds’ incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Variable Rate Securities. Each Fund may invest in long-term maturity securities that are subject to frequently available put option or tender option features under which the holder may put the security back to the issuer or its agent at a predetermined price (generally par) after giving specified notice. The interest rate on a variable rate security changes at intervals according to an index or a formula or other standard measurement as stated in the bond contract. One common method is to calculate the interest rate as a percentage of the rate paid on selected issues of Treasury securities on specified dates. The put option or tender option right is typically available to the investor on a weekly or monthly basis although on some demand securities the investor has a daily right to exercise the put option. Variable rate securities with the put option exercisable on dates on which the variable rate changes are often called “variable rate demand notes.” The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and each Fund could suffer a loss if the issuer defaults or during periods in which the Funds are not entitled to exercise their demand rights. See “Illiquid Securities.”

Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (“1933 Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Investments in non-publicly traded securities (including Rule 144A Securities, as that term is defined below) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that, should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund’s net assets could be adversely affected.

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, non-US securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The Securities and Exchange Commission (“SEC”) has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers (“Rule 144A Securities”). The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and non-US issuers, such as the PORTAL System sponsored by the NASD.

An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund’s limit on the purchase of illiquid securities unless the Advisor determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Advisor may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Funds. The Board has adopted guidelines and delegated to the Advisor the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any liquidity determinations.

Municipal Securities: General. The Funds invest primarily in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from state and local taxes). Municipal securities may also be issued on a taxable basis (i.e., the interest on such securities is not exempt from regular federal income tax).

Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal securities also include “private activity” or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.

The two principal classifications of municipal securities are “general obligations” and “revenue obligations.” General obligations are secured by the issuer’s pledge of its full faith and credit for the payment of principal and interest although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer may also be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds and capital appreciation bonds.

In addition to general obligations and revenue obligations, there are a variety of hybrid and special types of municipal securities. There are also numerous differences in the credit backing of municipal securities both within and between these two principal classifications.

For the purpose of applying the Funds’ investment restrictions, the identification of the issuer of a municipal security which is not a general obligation is made by the Advisor based on the characteristics of the municipal security, the most important of which is the source of funds for the payment of principal and interest on such securities.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as the Funds. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many municipal securities that were not publicly offered initially and such securities are often readily marketable.

The obligations of an issuer to pay the principal and interest on a municipal security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay principal or interest when due on a municipal security may be materially affected.

Municipal Obligations. The two principal classifications of municipal obligations are “notes” and “bonds.” Municipal obligations are further classified as “general obligation” and “revenue” issues and the securities held by the Funds may include “moral obligations,” which are normally issued by special purpose authorities.

Municipal Notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable. The Funds may invest in municipal notes, which may include:

•	Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

•	Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue sharing programs.

•	Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds provide funds for the repayment of these notes.

•	Miscellaneous, Temporary and Anticipatory Instruments. These instruments may include notes issued to obtain interim financing pending entering into alternate financial arrangements, such as receipt of anticipated federal, state or other grants or aid, passage of increased legislative authority to issue longer-term instruments or obtaining other refinancing.

•	Construction Loan Notes. Construction loan notes are secured by mortgage notes insured by the FHA; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. Construction loan notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of construction loan notes, is sometimes provided by a commitment of GNMA to purchase the loan, accompanied by a commitment by the FHA to insure mortgage advances there under. In other instances, permanent financing is provided by commitments of banks to purchase the loan. The Funds will only purchase construction loan notes that are subject to permanent GNMA or bank purchase commitments.

•	Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or to provide interim construction financing and is paid from general revenues of the municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Municipal Bonds. Municipal bonds generally fund longer-term capital needs than municipal notes and have maturities exceeding one year when issued. Each Fund may invest in municipal bonds. Municipal bonds include general obligation bonds, revenue bonds, private activity bonds and tender option bonds.

•	General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer’s pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

•	Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, certificates of deposit and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt service reserve fund.

•	Private Activity Bonds. Private activity bonds, which are considered municipal obligations if the interest paid thereon is excluded from gross income for federal income tax purposes and is not a specific tax preference item for federal individual and corporate alternative minimum tax purposes, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities such as manufacturing facilities, certain hospital and university facilities and housing projects. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on these bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and generally the pledge, if any, of real and personal property so financed as security for payment.

•	Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.

Municipal Trust Receipts. Each Fund may invest up to 35% of its net assets in municipal trust receipts (“MTRs”). MTRs are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership, coupled with a conditional right to sell, or put, the holder’s interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR would be considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The Funds’ investments in MTRs are subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Funds. The Funds expect to invest in MTRs for which a legal opinion has been given to the effect that the income from an MTR is tax exempt to the same extent as the underlying bond, although it is possible that the Internal Revenue Service (the “IRS”) will take a different position and there is a risk that the interest paid on such MTRs would be deemed taxable.

Additional Risk Factors

In addition to the risks discussed above, the Funds’ investments may be subject to the following risk factors:

Special Risk Considerations Relating to New York Municipal Obligations

Some of the significant financial considerations relating to the NY Tax Free Money Fund Investment’s in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from the Annual Information Statement of the State of New York (“AIS”) as supplemented and contained in official statements relating to issues of New York Municipal Obligations that were available prior to the date of this SAI. The accuracy and completeness of the information contained in those official statements have not been independently verified.

Financial Disclosure for the State of New York

The State of New York’s most recently completed fiscal year began on April 1, 2004 and ended on March 31, 2005. The most recent published AIS was dated May 4, 2005, updated by the first quarterly update on August 8, 2005 and second quarterly update on November 2, 2005. The information of the State comes from the Department of Budget (“DOB”).

The State’s current fiscal year began on April 1, 2005 and ends on March 31, 2006. On March 8, 2005, the State Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2005-06 fiscal year. On March 31, 2005, the Legislature completed action on the remaining appropriations and accompanying legislation constituting the budget for the 2005-06 fiscal year. Subsequently, on April 12, 2005, the Legislature enacted certain amendments to the 2005-06 Enacted Budget.

The State accounts for all of its spending and receipts by the fund in which the activity takes place, and the broad category or purpose of that activity. The State’s four major fund types include:

1)	General Fund, which receives most of the State’s tax revenue and accounts for spending on programs that are not supported directly by dedicated fees and revenues;

2)	Special Revenue Funds, which receive Federal grants, certain dedicated taxes, fees and other revenues that are used for a specified purpose;

3)	Capital Project Funds, which account for costs incurred in the construction and reconstruction of roads, bridges, prisons, and other infrastructure projects; and

4)	Debt Service Funds, which pay principal, interest and related expenses on long-term bonds issued by the State and its public authorities.

Special Considerations. Many complex political, social, and economic forces influence the State’s economy and finances, which may in turn affect the State’s Financial Plan. These forces may affect the State from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State’s control. The State’s Financial Plan (explained under “State Budget”) is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. The DOB believes that its current estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast.

The following provides some of the risks the State is continuing to monitor. The risks presented herein are not comprehensive. Accordingly, readers should refer to the AIS for a more complete review of present risks, including the status of school finance litigation, Native American land claims, and other actions affecting the State.

•	Prior to certain Executive Budget recommendations, DOB projected a potential imbalance of $751 million in 2006-07 and gaps in the range of $3 billion to $4 billion in future years. While current-year results are favorable, the State’s structural imbalance persists, although at levels greatly reduced from recent years. Left unchecked, spending would grow by $3.6 billion in 2006-07, driven in part by the State cap on local Medicaid costs and the takeover of the local share of the Family Health Plus (FHP) program, both of which help relieve pressure on local property taxes. Health care inflation, school aid increases, State employee salaries and benefits, and the loss of one-time resources used to balance the 2005-06 budget also contribute to spending growth in 2006-07. Strong revenue growth is expected to more than compensate for the phase-out, effective January 1, 2006, of the temporary personal income tax (a “PIT”) surcharge imposed in the aftermath of September 11th, but is not enough to eliminate the gap.

•	The new Medicare prescription drug program became available to all Medicare beneficiaries on January 1, 2006. The Federal government now requires the states to finance a portion of this program. Each state’s payment will correspond closely to the spending it would have made on prescription drugs through Medicaid for those recipients who are eligible for both Medicaid and Medicare (“dually eligible”). For New York, the Medicare Part D program is particularly complicated because certain drugs now available to dually eligible individuals through Medicaid will not be covered under Part D, and must be fully financed by the State under Medicaid. The State estimates that Part D implementation could cost $72 million in the current year growing to roughly $400 million in 2006-07 and $500 million in 2007-08.

•	The State is a defendant in several court cases that could ultimately result in costs to the State Financial Plan. The most significant is Campaign for Fiscal Equity v. State of New York, in which the State Court of Appeals directed the State to implement a remedy by July 30, 2004 that would guarantee that all children in New York City have the opportunity to receive a sound basic education (SBE). In August 2004, the State Supreme Court directed a panel of three Special Masters to report and make recommendations on the measures the State had taken to bring its school financing system into constitutional compliance with respect to New York City schools. The Special Masters submitted their report to the Court on November 30, 2004. The report recommended (a) an annual increase of $5.6 billion in education aid to New York City to be phased in over four years and (b) $9.2 billion for school construction and renovation to be phased in over five years. In February 2005, the State Supreme Court adopted the recommendations of the Special Masters, requiring the State to comply with those recommendations within 90 days. The State filed an appeal in April 2005 and the Appellate Court is expected to issue a ruling by June 2006. The 2006-07 Executive Budget proposes a combination of traditional school aid and continued funding for the SBE aid program as part of a comprehensive plan to comply with the Court’s order. Under a plan proposed by the Governor, revenues from video lottery terminals (“VLTs”) will be used for SBE. So far, VLTs have been implemented at five of the State’s racetracks. Four other racetracks have received authorization to operate VLTs, and are in various stages of implementation. Two major facilities located at Yonkers and Aqueduct Raceways are expected to begin operations in October 2006 and October 2007, respectively. These two facilities are expected to produce the majority of the growth of VLT receipts under current law. The 2006-07 Executive Budget recommends $700 million of funding for SBE, growing to $1.5 billion by school year 2008-09. Under the Governor’s plan, New York City would receive approximately 60% of the annual SBE aid.

•	Other litigation includes ongoing claims by several Indian Nations alleging wrongful possession of lands by the State and several counties, as well as claims involving the adequacy of shelter allowances for families on public assistance. The State has implemented a court-ordered increase in the shelter allowance schedule for public assistance families. However, the plaintiffs are challenging the adequacy of the increase and, thus, further Court proceedings are pending.

•

The Federal government is currently auditing Medicaid claims submitted since 1993 under the School Supportive Health Services Program. At this point, these audits have not been finalized, and, as a result, the liability of the State and school districts for any disallowances cannot be determined. Federal regulations include an appeals process that could postpone repayment of any disallowances. The current

Financial Plan assumes the Federal government will fully reimburse these costs. In addition, a portion of Federal Medicaid payments related to School Supportive Health Services have been deferred by the Federal Centers for Medicare and Medicaid Services pending finalization of audits. Since the State has continued to reimburse local school districts for these costs, these Federal deferrals, if not resolved, could negatively impact the Financial Plan. Alternatively, if the State suspends reimbursement, local governments could be adversely affected.

•	The Office of the Inspector General (“OIG”) of the Department of Health and Human Services is conducting six audits of aspects of New York State’s School Supportive Health Services program with regard to Medicaid reimbursement that cover $1.5 billion in claims submitted between 1990 and 2001. To date the OIG of the Department of Health and Human Services has issued three final audit reports, which cover claims submitted by upstate school districts for speech pathology and transportation services and New York City for speech pathology services. In these reports, OIG recommends that the State refund to the Centers for Medicare and Medicaid Services (“CMS”) $173 million of the $362 million in claims for upstate speech pathology services, $17 million of $72 million for upstate transportation services, and $436 million of the $551 million in claims submitted for New York City speech pathology services. New York State disagrees with the audit findings on several grounds and has requested that these be withdrawn. Federal regulations include an appeals process that could postpone repayment of any disallowances. While CMS has not taken any action with regard to the recommended disallowances by OIG, CMS is deferring 25 percent of New York City claims and 9.7 percent of claims submitted by the rest of the State pending the completion of the audits. Since the State has continued to reimburse school districts for these costs these Federal deferrals have resulted in higher costs, as reflected in the State’s latest Financial Plan.

•	The State has discontinued intergovernmental transfer payments as of March 31, 2005 pending the approval of a State Plan Amendment. These payments are related to disproportionate share hospital payments to public hospitals throughout the State, including those operated by the New York City Health and Hospital Corporation, the State University of New York (“SUNY”) and the counties. If these payments are not approved in 2005-06 and beyond, the State’s health care financing system could be adversely affected.

•	The State was involved in litigation challenging the use of proceeds from the conversion of Empire Blue Cross/Blue Shield from a not-for-profit corporation to a for-profit corporation. On June 20, 2005, the Court of Appeals ruled in favor of the State in this litigation. As a result, the State Comptroller has transferred the Empire proceeds received to date ($754 million) that were held in escrow pending resolution of the court to the Health Care Reform Act (“HCRA”) Resources Fund. On September 27, 2005, WellPoint and WellChoice (or Empire or Empire Blue Cross) announced that the two companies had agreed to merge. Under the merger, WellPoint will provide WellChoice stockholders a blend of cash and stock. As a result of this transaction, the New York Public Asset Fund, which owns about 52 million shares of WellChoice stock and is the State’s agent in the transaction, is expected to receive approximately $2 billion in cash in 2005-06, plus about 27 million shares of WellPoint common stock.

If the transaction closes during the first quarter of calendar 2006, HCRA would receive $2 billion in cash in 2005-06, or approximately $850 million more than originally planned. The expected merger of WellChoice, Inc. and WellPoint, Inc. would eliminate the most significant known risk to the State’s 2005-06 Financial Plan.

•	As a result of Hurricanes Katrina and Rita and the related surge in energy prices, the State is expecting to pay more to supply heat and electricity to its buildings, including the Department of Corrections and Mental Hygiene facilities and the SUNY campus, and to fuel its fleet of cars, including State Police and Transportation vehicles. The Governor has proposed a legislative package to promote greater energy efficiency and to mitigate the impact of higher energy costs. Similarly, the Legislature is evaluating a range of policy options to mitigate the impact of higher energy prices on businesses and households. The potential fiscal impact of these proposals is not reflected in the current Financial Plan.

State Economy. New York’s economy has been growing since September 2003, a trend DOB expects will continue, albeit more modestly, over the four-year period of the State’s Financial Plan (2005-06 through 2008-09). DOB now estimates underlying revenue growth of 11 percent in the current year (the second year in a row in which revenues have grown at this rate), and still-strong 8 percent growth in 2006-07. For 2006, DOB projects total employment growth of 0.8 percent and private sector growth of 0.9 percent.

In addition to the risks associated with the national economic forecast, there exist specific risks to the State economy. Another attack targeted at New York City would once again disproportionately affect the State economy, resulting in lower income and employment growth than reflected in the current forecast. Higher energy prices and the potential for greater pass-through to core inflation, combined with a growing rate of capacity utilization and a tightening labor market, raise the probability that the Federal Reserve will over-tighten. Such an outcome could negatively affect the financial markets, which would also disproportionately affect the New York State economy. In addition, the State’s real estate market could decline more than anticipated, which would negatively affect household consumption and taxable capital gains realizations. These effects could ripple through the economy, affecting both employment and wages.

In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities is possible, resulting in higher wage and bonuses growth than projected. It is important to recall that the financial markets, which are so pivotal to the direction of the downstate economy, are notoriously difficult to forecast. With the economy becoming increasingly globalized, and the pace of both technological and regulatory change accelerating, projecting finance industry revenues and profits has never been more challenging.

New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

State Budget. The Executive Budget is the Governor’s constitutionally mandated annual submission to the Legislature which contains his recommended program for the forthcoming fiscal year. It projects disbursements and expenditures needed to carry out the Governor’s recommended programs and receipts and revenues expected to be available for such purpose. The recommendations contained in the Executive Budget serve as the basis for the State Financial Plan which is adjusted after the Legislature acts on the Governor’s submission. Under the State Constitution, the Governor is required each year to propose an Executive Budget that is balanced on a cash basis.

The State Financial Plan sets forth projections of State receipts and disbursements in the governmental fund types for each fiscal year and is prepared by the Director of the DOB, based initially upon the recommendations contained in the Executive Budget. After the budget is enacted, the State Financial Plan is adjusted to reflect revenue measures, appropriation bills and certain related bills enacted by the Legislature. It serves as the basis for the administration of the State’s finances by the DOB.

The Comptroller is responsible for the investment of substantially all State moneys. By law, such moneys may be invested only in obligations issued or guaranteed by the Federal government or the State, obligations of certain Federal agencies that are not guaranteed by the Federal government, certain general obligations of other states, direct obligations of the State’s municipalities and obligations of certain public authorities, certain short-term corporate obligations, certain bankers’ acceptances, and certificates of deposit secured by legally qualified governmental securities. All securities in which the State invests moneys held by funds administered within the State Treasury must mature within 12 years of the date they are purchased. Money impounded by the Comptroller for payment of Tax and Revenue Anticipation Notes may only be invested, subject to the provisions of the State Finance Law, in (i) obligations of the Federal government, (ii) certificates of deposit secured by such obligations, or

(iii) obligations of or obligations guaranteed by agencies of the Federal government as to which the payment of principal and interest is guaranteed by the Federal government.

In recent years, the State has closed projected budget gaps which DOB estimated at $5.0 billion (1995-96), $3.9 billion (1996-97); $2.3 billion (1997-98); less than $1 billion (in each of the fiscal years 1998-99 through 2000-01); $6.8 billion (2002-03); $2.8 billion (2003-04) and $5 billion (2004-2005). While the current fiscal year is balanced, the magnitude of future budget gaps requires timely and aggressive measures to restore structural balance. The Governor is continuing implementation of a fiscal management plan that includes measures intended to reduce costs and generate recurring savings in the outyears. The State faces potential General Fund budget gaps of $751 million in 2006-07, and $3.2 billion in 2007-08.

General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State’s largest fund and receives almost all State taxes and other resources not dedicated to particular purposes.

The DOB projects a net General Fund surplus estimate of $2.0 billion for the 2005-06 fiscal year. Strong growth in tax collections, particularly in business taxes and the PIT, has led DOB to raise its General Fund receipts forecast for the current year by $1.4 billion. At the same time, projected General Fund disbursements have been revised upward by over $300 million, mainly for Medicaid and transit aid payments now planned for 2005-06 rather than 2006-07. Aside from these transactions, spending trends for the State’s major programs remain generally consistent with previous forecasts.

DOB reported a 2004-05 General Fund surplus of $1.2 billion. Total receipts, including transfers from other funds, were $43.8 billion. Disbursements, including transfers to other funds, totaled $43.6 billion. The General Fund ended the 2004-05 fiscal year with a balance of $1.2 billion, which included dedicated balances of $872 million in the Tax Stabilization Reserve Fund (“TSRF”) (after a $78 million deposit at the close of 2004-05), the Contingency Reserve Fund (“CRF”) ($21 million), and the Community Projects Fund (“CPF”) ($325 million).

All Funds. All Funds receipts for 2004-05 totaled $100.6 billion, a decrease of $546 million from the February Financial Plan projections. The variance was primarily the result of lower-than-expected collections from Federal grants, partially offset by higher-than-expected receipts from miscellaneous receipts and taxes. All Funds disbursements for 2004-05 totaled $100.7 billion, a decrease of $514 million from the February Financial Plan projections. The decline in State Funds spending of $54 million, combined with a decline in Federal Funds spending of $460 million, account for the variance. In addition to the State Funds variance described above, Federal funds for education programs and World Trade Center reimbursement were revised downward.

Personal Income Taxes. PIT net receipts for 2004-05 reached $27.997 billion, an increase of $352 million (1.5 percent) from 2003-04 due largely to a modestly improved economic environment and the second-year impact of the temporary three-year PIT increase enacted in 2003. The increase is partially offset by a $1.63 billion lower contribution from the refund reserve account. Net of refund reserve transactions, All Funds income tax receipts grew 8.8 percent over 2002-03 results.

General Fund PIT receipts are projected to increase from 2004-05. The increase is due to continued economic improvement in 2005 (stronger withholding and estimated tax payments), strong payments on 2004 tax liability (higher final returns and extensions offset slightly by an increase in refunds) and a smaller deposit into the PIT refund reserve account. This amount is offset by a larger deposit to the Revenue Bond Tax Fund (“RBTF”).

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Additional information regarding the state budget as well as historical financial results for the 2003-2004, 2002-2003 and 2001-2002 fiscal years are available in the State Annual Information Statement.

2006-07 Proposed Executive Budget. DOB projects the State would end the 2006-07 fiscal year with a General Fund balance of $3.8 billion (7.6 percent of spending) if the Legislature enacts the Executive Budget recommendations (discussed below) in their entirety. The balance consists of $1.0 billion in undesignated reserves and $2.8 billion in reserves designated to finance existing or planned commitments. The projected closing balance is $528 million above the level estimated for 2005-06.

The undesignated reserves consist of $945 million in the State’s Rainy Day Reserve, which has a balance that is at the statutory maximum of 2 percent, and $21 million in the Contingency Reserve for litigation risks. The designated reserves include $275 million for potential labor settlements with unions that have not yet reached agreements in the current round of contracts, $236 million in the Community Projects Fund to finance existing legislative and gubernatorial initiatives, $2.0 billion from the 2005-06 surplus that is planned to be used in equal amounts to lower the projected 2007-08 and 2008-09 budget gaps, and $250 million for debt reduction.

To permanently improve the State’s reserve levels, the Executive again will submit legislation in 2006-07 to increase the maximum size of the State’s Rainy Day Reserve from 2 percent to a minimum of 5 percent of General Fund spending.

The Executive Budget eliminates the entire potential imbalance in 2006-07 and reduces the budget gap projected for 2007-08 to less than $1.9 billion. The Budget proposals address the structural imbalance by (a) restraining spending in the fastest-growing programs in the State Budget, particularly Medicaid, (b) setting aside the entire $2.0 billion from the expected 2005-06 surplus to help reduce the potential gaps in 2007-08 and 2008-09, and © financing $250 million in reserves that will be used in the future to lower State debt. The proposals also include significant new tax reductions and spending initiatives.

Spending restraint constitutes the vast majority of the gap-closing plan of $2.1 billion, before recommended spending additions, tax policy changes, and new reserves for debt reduction. Proposals to slow Medicaid growth account for over 60 percent of the total savings. Other initiatives to restrain spending include performance incentives for tuition assistance grants, flexibility for the State’s public universities to raise tuition absent sufficient administrative cost-savings, and the imposition of stricter benefit limits for public assistance families that fail to meet work participation requirements. The budget also includes proposals to maximize Federal aid and achieve savings in State agency operations.

The Budget dedicates more than $227 million in one-time resources (the entire amount of one-time actions proposed), consisting mainly of routine transfers of available cash balances from other funds, to help finance $250 million to reduce debt. Fee increases are minimal. Absent the recommended tax reductions and spending initiatives described below, the gap-closing plan would produce a surplus in 2006-07 and structurally-balanced budgets in 2007-08 and 2008-09 without the use of reserves.

To help address the combined State and local tax burden, the Executive Budget proposes a tax reduction program valued at over $3.6 billion when it becomes fully effective. The package includes eliminating the “marriage penalty” for personal income taxpayers, increasing the tax relief provided to seniors through the School Tax Relief (STAR) program, a new STAR Plus program, reducing the top PIT rate to 6.75 percent, eliminating the estate and gift tax, authorizing an education tax credit for families with students enrolled in under-performing schools, and establishing an energy tax credit for senior citizens. The Executive Budget also recommends two sales-tax-free weeks on clothing purchases of up to $250, rather than reverting to a full-year $100 exemption as scheduled.

The Budget recommends increased spending for several programmatic initiatives. These includes cost-of-living increases for mental hygiene service providers, funding to expand crime-fighting programs, incentive-based aid increases for local governments, and increased funding for the Environmental Protection Fund.

The Executive Budget recommendations hold annual spending growth in the General Fund and All Governmental Funds to below the projected rate of inflation, after excluding the incremental cost of the State Medicaid cap, FHP takeover, and the new STAR Plus program, all of which provide local property tax and mandate relief. Total spending also grows more slowly than projected growth in personal income.

Aside from where noted, the 2006-07 Financial Plan does not set aside specific reserves to cover potential costs that could materialize as a result of Federal disallowances or other Federal actions that could adversely affect the State’s projections of receipts and disbursements.

Limitations on State Supported Debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake a long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act of 2000 (“Debt Reform Act”) imposed statutory limitations on new State-supported debt issued on and after April 1, 2000. Except as noted in the next sentence, the State Constitution also provides that general obligation bonds must be paid in equal annual principal installments or installments that result in substantially level or declining debt service payments, mature within 40 years after issuance, and begin to amortize not more than one year after the issuance of such bonds. General obligation housing bonds must be paid within 50 years after issuance, with principal commencing no more than three years after issuance. However, the Debt Reform Act limits the maximum term of State-supported bonds, including general obligation bonds, to 30 years.

The Debt Reform Act imposes phased-in caps on new debt outstanding and new debt service costs, limits the use of debt to capital works and purposes only, and establishes a maximum term of 30 years on such debt. The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and will gradually increase until it is fully phased-in at 4 percent of personal income in 2010-11. Similarly, the cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts in 2000-01 and will gradually increase until it is fully phased in at 5 percent in 2013-14.

The Debt Reform Act requires that the limitations on the issuance of State-supported debt and debt service costs be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to such date. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The prohibition on issuing new State-supported debt if the caps are met or exceeded provides a significant incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

Pursuant to the provisions of the Debt Reform Act, the most recent annual calculation of the limitations imposed by the Debt Reform Act was reported in the Financial Plan Update most proximate to October 31, 2004. On October 30, 2004, the State reported that it was in compliance with both debt caps. DOB projects that debt outstanding and debt service costs for 2004-05 and the entire five-year forecast period through 2009-10 will also be within the statutory caps.

The State has also enacted statutory limits on the amount of variable rate obligations and interest rate exchange agreements that authorized issuers of State-supported debt may enter into. The statute limits the use of debt instruments which result in a variable rate exposure (e.g., variable rate obligations and interest rate exchange agreements) to no more than 15 percent of total outstanding State-supported debt, and limits the use of interest rate exchange agreements to a total notional amount of no more than 15 percent of total outstanding State-supported debt.

As of March 31, 2005, State-supported debt in the amount of $40.7 billion was outstanding, resulting in a variable rate exposure cap and an interest rate exchange agreement cap of about $6.1 billion each. As discussed below, as of

March 31, 2005, both the amount of outstanding variable rate instruments resulting in a variable rate exposure and interest rate exchange agreements are less than the authorized totals of 15 percent of total outstanding State-supported debt, and are projected to be below the caps for the entire forecast period through 2009-10.

All interest rate exchange agreements are subject to various statutory restrictions such as minimum counterparty ratings, monthly reporting requirements, and the adoption of interest rate exchange agreement guidelines. All the authorized issuers have adopted uniform guidelines as required by statute. As of March 31, 2005, the State had $4.15 billion in total variable rate exposure, including amounts reserved for LIBOR swaps (or about 10.2 percent of total State-supported debt outstanding), and has entered into a total notional amount of $5.97 billion in interest rate exchange agreements (or about 14.7 percent of total State-supported debt outstanding). These ratios are expected to increase over the five-year projections but remain below the 15 percent limitations.

The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State’s authorities and public benefit corporations (“Authorities”). The State has never been called upon to make any direct payments pursuant to any such guarantees. Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State.

State Finance Law requires the Governor to submit a five-year Capital Program and Financing Plan (the “Capital Plan”) with the Executive Budget, and update the Capital Plan by the later of July 30 or 90 days after the enactment of the State Budget. The Governor submitted the Capital Plan as part of the Executive Budget on January 17, 2006. State-supported debt levels are projected to increase from $42.6 billion in 2005-06 to $49 billion in 2009-10, or 3.6 percent annually. The vast majority of the increase is for transportation ($2.6 billion excluding the bond act), higher education ($1.9 billion) and General Obligation bonds ($600 million).

In 2001, legislation was enacted to provide for the issuance by certain State authorities of State PIT Revenue Bonds, which are expected to become the primary financing vehicle for a broad range of State-supported debt programs authorized to be secured by service contract or lease-purchase payments. These State PIT Revenue Bonds are expected to reduce borrowing costs by improving the marketability and creditworthiness of State-supported obligations and by permitting the consolidation of multiple bonding programs to reduce administrative costs.

The legislation provides that 25 percent of PIT receipts (excluding refunds owed to taxpayers and deposits to STAR be deposited to the RBTF for purposes of making debt service payments on these bonds, with excess amounts returned to the General Fund. In the event that (i) the State Legislature fails to appropriate amounts required to make all debt service payments on the State PIT Revenue Bonds or (ii) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the bonds, the legislation requires that PIT receipts continue to be deposited to the RBTF until amounts on deposit in the Fund equal the greater of 25 percent of annual PIT receipts or $6 billion.

The State issued its first State PIT Revenue Bonds (in an aggregate principal amount of $225 million) on May 9, 2002. As of March 31, 2005, approximately $4.5 billion of State PIT Revenue Bonds have been issued and outstanding.

The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State’s obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the Local Government Assistance Corporation (“LGAC”) to restructure the way the State makes certain local aid payments.

State Credit Ratings. On January 13, 1992, S&P reduced its ratings on the State’s general obligation bonds from A to A- and, in addition, reduced its ratings on the State’s moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State’s general obligation bonds from A- to A and revised its ratings on the State’s moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 5, 1999, S&P affirmed its A rating on the State’s outstanding bonds. On March 10, 2000, S&P assigned its A+ rating on New York State’s long-term general obligations. On December 19, 2000, S&P assigned its AA rating on New York State’s long-term general obligations.

On January 6, 1992, Moody’s reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody’s reconfirmed its A rating on the State’s general obligation long-term indebtedness. On March 20, 1998, Moody’s assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On March 5, 1999, Moody’s affirmed its A2 rating with a stable outlook to the State’s general obligations. In June 2000, Moody’s revised its outlook on the State’s general obligations from stable to positive. On December 6, 2002, Moody’s changed its outlook on the State’s general obligation bonds from stable to negative but retained its A2 rating. On July 5, 2005, the State’s general obligations were upgraded to A1. On December 21, 2005, Moody’s again upgraded New York’s general obligations to Aa3.

On June 5, 2003, Fitch Ratings assigned its AA- rating on New York’s long-term general obligations.

New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

Litigation. Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State’s Medicaid policies, including its rates, regulations and procedures; and (3) a challenge to the funding for New York City public schools.

Adverse developments in the proceedings described above, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2005-06 Financial Plan. The State believes that the 2005-06 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2005-06 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2005-06 Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2005-06 Financial Plan.

Details regarding outstanding litigation are located in the AIS.

Authorities. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State’s access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financings, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt described above, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances. As of December 31, 2005, there were 18 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public authorities was $120.4 billion, only a portion of which constitutes State-supported or State-related debt.

New York City and Other Localities. The fiscal health of the State may also be affected by the fiscal health of New York City, which continues to receive significant financial assistance from the State. State aid contributes to the city’s ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market their securities successfully in the public credit markets.

The City regularly produces Official Statements in connection with the issuance of its bonds and notes. Copies of these are required to be filed with and are available from the nationally recognized municipal securities information repositories. Reference is made to such Official Statements for information about the City. The information about the City which is indicted herein is not a summary and is necessarily incomplete.

New York City Fiscal Budget: The 2006 Executive Budget is $49.7 billion. This is the twenty-sixth consecutive budget which is balanced under generally accepted accounting principles (“GAAP”). For fiscal year 2005 an operating surplus of $3,271 million is projected, which will be used to help balance the 2006 Executive Budget. The Executive Budget and Financial Plan include $3,271 million of discretionary transfers and prepayments in 2005, reflecting discretionary transfers of $1,704 million to the budget stabilization account and $88 million in lease debt service due in fiscal year 2006, subsidy prepayments of $208 million to the Transit Authority, $172 million to the New York City Health and Hospitals Corporation and $152 million to the Library Systems, and a Miscellaneous Budget grant of $947 million to the Transitional Finance Authority in fiscal year 2005, which increases PIT revenue by $947 million in fiscal year 2006. The 2005 forecast provides for a general reserve of $40 million to offset any adverse changes, which may surface during the remainder of the fiscal year or during the audit of the operating results. Savings from State actions of $317 million and requests for Federal assistance of $50 million are assumed in the budget. The 2006 budget provides for a general reserve of $300 million.

The City of New York’s Financial Plan for 2006 through 2009 (the “Financial Plan”) fiscal years projects that the 2006 fiscal year will end balanced in accordance with GAAP and projects budget gaps of $4.5 billion, $4.5 billion and $3.9 billion in fiscal years 2007 through 2009, respectively, after implementation of a gap-reduction program. The City’s Financial Plans have normally projected significant budget gaps in the later years of such plans.

In response to the City’s fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York (“NYC MAC”) to provide financing assistance to the City; the New York State Financial Control Board (the “Control Board”) to oversee the City’s financial affairs; and the Office of the State Deputy Comptroller for the City of New York (“OSDC”) to assist the Control Board in exercising its powers and responsibilities. A “control period” existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence, or “substantial likelihood and imminence” of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

For each of its 1981 through 2004 fiscal years, the City has achieved balanced operating results in accordance with the applicable GAAP after discretionary and other transfers. The City prepares a four-year financial plan annually and updates it periodically, and prepares a comprehensive annual financial report each October describing its most recent fiscal year. Although the audit of 2005 fiscal year is not yet completed, it is expected that the 2005 fiscal year will be the same.

In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year, the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.

The City’s general obligations bonds currently are rated “A1” by Moody’s, “A+” by S&P and “A+” by Fitch, Inc. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely.

Currently, the City and certain of its Covered Organizations (i.e., those organizations which receive or may receive moneys from the City directly, indirectly or contingently) operate under the City’s Financial Plan. The City’s Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City’s projections set forth in its Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments (such as the September 11, 2001 World Trade Center attack) and changes in major assumptions could significantly affect the City’s ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

On February 12, 2004, the OSDC issued a report that concluded that New York City had overcome its most serious fiscal challenge since the 1970s. The report cautioned that continued progress toward recurring budget balance will depend upon sustained economic improvement, an affordable labor agreement, and a reduction in the projected growth in nondiscretionary spending.

For June 2005, the OSDC issued a report that expenditures during fiscal years 2006 through 2008 are projected to exceed the June 2004 estimates by $1.7 billion, $2 billion, and $2.5 billion, respectively. Although the impact in fiscal year 2006 should be mostly offset by higher-than-anticipated revenues, the unexpected spending caused the budget gaps to widen by $468 million in fiscal year 2007 and by $1.3 billion in fiscal year 2008.

New York City is heavily dependent on New York State and Federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future Federal and State assistance will enable the City to make up any potential future budget deficits. Although the City has consistently maintained balanced budgets and is projected to achieve balanced operating results for the current fiscal year, there can be no assurance that the gap-closing actions proposed in its Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City’s economic base.

The projections set forth in the City’s Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City’s ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City’s infrastructure and other capital needs and to refinance existing debt, as well as to finance seasonal needs. In recent years, the State Constitutional debt limit would have prevented the City from entering into new capital contracts. To prevent disruptions in the capital program, actions were taken to increase the City’s capital financing capacity by enabling financings to benefit the City, which do not count against the City’s Constitutional debt limit. These include the creation of the New York City Transitional Finance Authority (“TFA”) in 1997 and the Tobacco Settlement Asset Securitization Corporation in 1999. Such actions, combined with the City’s remaining capacity, have enabled the City to project that it has sufficient financing capacity to complete its current Ten-Year Capital Strategy, which extends through fiscal year 2015.

The City Comptroller, OSDC, the Control Board and other agencies and public officials from time to time issue reports and make public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City’s financial plans. These reports are generally available at websites maintained by the City Comptroller, OSDC, the Control Board and others. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State’s projections of its receipts and disbursements for the fiscal year.

Municipalities and school districts have engaged in substantial short-term and long-term borrowings. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.

From time to time, Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.

2004-2005 Fiscal Year.

Special Considerations. Many complex political, social and economic forces influence the State’s economy and finances, which may in turn affect the State’s Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the State’s control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. The Division of Budget (“DOB”) believes that its current estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast.

An ongoing risk to the Financial Plan arises from the potential impact of certain litigation and Federal disallowances now pending against the State, which could produce adverse effects on the State’s projections of receipts and disbursements. For example, the Federal government has issued a draft disallowance for certain claims, and deferred the payment of other claims, submitted by school districts related to school supportive health services. It is unclear at this time what impact, if any, such disallowances may have on the State Financial Plan in the current year or in the future. The Financial Plan assumes no significant Federal disallowances or other Federal actions that could adversely affect State finances.

The Federal government is currently auditing Medicaid claims submitted since 1993 under the school supportive health services program. At this point, the Federal Government has not finalized audits and, as a result, the liability of the State and/or school districts for any disallowances that may result from these audits cannot be determined. Federal regulations include an appeals process that could postpone repayment of any disallowances. The Financial Plan assumes the Federal government will fully reimburse these costs.

In addition, through March 2004, a portion of Federal Medicaid payments related to school supportive health services have been deferred by the Federal Centers for Medicare and Medicaid Services, pending finalization of audits. Since the State has continued to reimburse school districts for these costs, these Federal deferrals, if not resolved, could negatively impact future health care spending.

DOB still continues to project General Fund collective bargaining costs of $274 million in 2004-2005 for Executive Branch agencies growing to $473 million in 2005-2006 and $621 million in 2006-2007. The costs for the unions that have reached labor settlements, including the Civil Service Employees Association, the United University Professions, and the Professional Employee Federation, and the State’s Management-Confidential employees, have been allocated from a central reserve to the appropriate agencies/programs. The State still assumes that the costs for the unions that have not yet reached collective bargaining agreements (e.g., NYSCOPBA, Council 82) will be consistent with these concluded labor settlements.

Pension legislation enacted in July 2004 is projected to cost $177 million in 2005-06, growing to $202 million in 2006-07. The legislation authorizes State and local governments to amortize 2004-05 pension costs above 7 percent of salary expenditures over a period of ten years at a market rate to be established by the State Comptroller. The first annual payment is due in 2005-06. In addition, the legislation extends the amortization option to local governments for costs above 9.5 percent in 2005-06 and 10.5 percent in 2006-07.

Legislation enacted in 2003 currently requires the Local Government Assistance Tax Fund (“LGAC”) to certify $170 million annually to provide an incentive for the State to seek an annual appropriation to provide local assistance payments to New York City or its assignee. In May 2004, LGAC amended its General Bond Resolution and General Subordinate Lien Bond Resolution to make clear that any failure to certify or make payments to the City or its assignee has no impact on LGAC’s own bondholders; and that if any such act or omission were to occur with respect to any possible bonds issued by New York City or its assignee, that act or omission would not constitute an event of default with respect to LGAC bonds. In June 2004, the Corporation’s Trustee, The Bank of New York, notified LGAC’s bondholders of these amendments.

General Fund Summary. On September 14, 2004, DOB issued the Enacted Budget Report for the 2004-05 fiscal year. DOB projected a potential imbalance of $434 million in the General Fund in 2004-05. The projections reflected the impact of the Governor’s vetoes of certain legislative additions to the Executive Budget, valued at roughly $235 million of savings in the current fiscal year. To fully eliminate the current-year imbalance and help reduce future projected budget gaps, DOB began preparation of a Fiscal Management Plan (“FMP”) in cooperation with State agencies. DOB, in its November 16, 2004 report, projected that based upon results to date and a revised economic outlook (including upward revisions to the personal income tax (“PIT”) and the real estate transfer taxes, offset by higher costs for Medicaid and the Department of Correctional Services), the potential current year imbalance would total $290 million.

The State economy is experiencing sustained growth, and generating tax collections above the levels forecast by DOB in its most recent update to the 2004-05 Financial Plan issued November 1, 2004 (the “Mid-Year Update”). DOB now projects underlying annual receipts growth of 10.2 percent in 2004-05 and 6.5 percent in 2005-06, based on actual results to date and a revised economic forecast. The improvement in tax collections, in combination with savings from the statewide FMP, is expected to permit the State to end the 2004-05 fiscal year with a $170 million cash surplus in the General Fund and make the maximum possible contribution ($70 million) to the Rainy Day Fund, bringing the balance to $864 million, equal to its statutory cap of 2 percent of General Fund spending.

The revised revenue and spending projections also reduce the projected budget gaps to $4.2 billion in 2005-06 and $5.8 billion in 2006-07, at the lower end of the forecast range in the Mid-Year Update, as described in detail later in this overview.

Aside from the $21 million in the Contingency Reserve Funds (“CRF”), the 2004-05 Financial Plan does not set aside specific reserves to cover potential costs that could materialize as a result of adverse rulings in pending litigation, future collective bargaining agreements with State employee unions, Federal disallowances, or other Federal actions that could adversely affect the State’s projections of receipts and disbursements.

State Economy. Recent above-trend national growth rates have helped to buttress the New York State economy. The State is estimated to have emerged from recession in the summer of 2003. The DOB’s January 25, 2005 Supplement noted that the New York City economy is well on its way to a full recovery from the impact of the September 11th attack, reversing several years where the City’s job base was in decline. The DOB also noted that the continued strengthening of the State economy will help to sustain the housing market, although not at the torrid pace of growth observed in 2004. Moreover, with the pickup in equity market activity toward the end of 2004, the profit outlook for the finance industry is brightening, though the level of profits for the year is not expected to match that of 2003. Bonus growth is expected to slow to 15 percent resulting in total New York wage growth of 4.9 percent for 2005, reduced modestly from 5.7 percent in 2004. State nonagricultural employment is projected to rise 1.1 percent in 2005, a significant improvement compared with 0.4 percent growth for 2004, but below projected growth of 1.8 percent for the nation.

In addition to the risks described above, there are risks specific to New York. Another attack targeted at New York City would once again disproportionately affect the State economy. Any other such shock that had a strong and prolonged impact on the financial markets would also disproportionately affect New York State, resulting in lower income and employment growth than reflected in the current forecast. In addition, if the national and world economies grow more slowly than expected, demand for New York State goods and services would also be lower than projected, dampening employment and income growth relative to the forecast. In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and IPOs is possible, resulting in higher wage growth than projected. It is important to recall that the financial markets, which are so pivotal to the direction of the downstate economy, are notoriously difficult to forecast. In an environment of global uncertainty, the pace of both technological and regulatory change is as rapid as it has ever been, compounding even further the difficulty in projecting industry revenues and profits.

New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse with a comparatively large share of the nation’s finance, insurance, transportation, communications and services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

Services: The services sector, which includes professional and business services, education and healthcare, leisure and hospitality services, is the State’s leading economic sector. The services sector accounts for more than four of every ten nonagricultural jobs in New York, and accounts for a higher proportion of total jobs than the rest of the nation.

Manufacturing: Manufacturing employment continues to decline in New York, as in most other states, and New York’s economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate economy, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating and electrical equipment products are located in the upstate region.

Trade, Transportation and Utilities: The trade, transportation, and utilities sector accounts for the largest component of State nonagricultural employment, but only the fourth largest when measured by income share. This sector accounts for slightly less employment and wages for the State than for the nation.

Financial Activities: New York City is the nation’s leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.

Agriculture: Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits and vegetables. New York ranks among the nation’s leaders in the production of these commodities.

Government: Federal, State and local governments together are the second largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total State and local government employment.

State Budget. The State Constitution requires the Governor to submit to the Legislature a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous State financial plan.

In recent years, the State has closed projected budget gaps which DOB estimated at $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), less than $1 billion (in each of the fiscal years 1998-99 through 2000-01), $6.8 billion in 2002-03 and $2.8 billion in 2003-04. The DOB projects budget gaps of $4.2 billion in 2005-06 and $5.8 billion in 2006-07.

Four governmental fund types comprise the State Financial Plan: the General Fund, the Special Revenue Funds, the Capital Projects Funds and the Debt Service Funds. The State’s fund structure adheres to the accounting standards of the Governmental Accounting Standards Board.

General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State’s largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State’s 2003-04 fiscal year, the General Fund accounted for approximately 43 percent of All Governmental Funds disbursements. General Fund moneys are also transferred to and from other funds, primarily to support certain capital projects and debt service payments in other fund types.

General Fund receipts, including transfers from other funds, are now projected at $43.5 billion in 2004-05. DOB has revised the revenue estimate upward based on revenue collections to date and the strength of key economic indicators, both of which have exceeded expectations. Consistent with the experience in prior State economic expansions, personal income tax collections have shown robust growth, which DOB believes is due mainly to increases in non-wage income. Real estate related tax collections have also exceeded planned levels, reflecting strength in home sales and mortgage refinancings. General Fund spending is expected to total $43.4 billion in 2004-05. A delay in the expected receipt of $200 million in Empire conversion proceeds that was budgeted to reduce General Fund Medicaid spending and cost overruns in correctional services account for most of the increase.

Based on actual results to date, State Funds spending is now projected to total $64.1 billion in the current year, a decrease of $136 million from the Mid-Year Update. All Funds spending in 2004-05 is now projected to total $101.6 billion, an increase of $316 million from the Mid-Year Update.

DOB projects the State will end the 2004-05 fiscal year with a balance of $1.2 billion in the General Fund. The balance consists of $864 million in the Rainy Day Fund, $301 million in the Community Projects Fund, and $21 million in the CRF.

While the current fiscal year is balanced, the magnitude of future budget gaps requires timely and aggressive measures to restore structural balance. The Governor is continuing implementation of a fiscal management plan that includes measures intended to reduce costs and generate recurring savings in the outyears. The State faces potential General Fund budget gaps of $4.2 billion in 2005-06, $5.8 billion in 2006-07 and $5.6 billion in 2007-08.

All Funds receipts for 2005-06 are projected to total $105.5 billion, an increase of $4.4 billion (4.3 percent) over 2004-05 projections. The total comprises tax receipts ($50.7 billion), Federal grants ($36.6 billion) and miscellaneous receipts ($18.3 billion). General Funds receipts for 2005-06 are projected to total $45.1 billion, an increase of $1.6 billion (3.6 percent) over 2004-05 projections. State Funds receipts for 2005-06 are projected to total $68.9 billion, an increase of $5.3 billion (8.3 percent) over 2004-05 projections.

All Funds spending, the broadest measure of State spending, is projected to total $105.5 billion in 2005-06, an increase of $2.5 billion (2.4 percent) over the adjusted current year forecast. General Fund spending is projected to total $45.1 billion in 2005-06, an increase of $1.2 billion (2.6 percent) over the adjusted current year forecast. State Funds spending, which includes both the General Fund and spending from other funds supported by State revenues, is projected to increase by $3.5 billion (5.4 percent) and total $69.1 billion in 2005-06.

The Financial Plan projections assume that the 2005-06 Executive Budget recommendations are enacted in their entirety.

Presented below are the historical financial results for each of the last three fiscal years including the recently completed fiscal year of 2003-04.

2003-2004 Fiscal Year. The DOB reported a 2003-04 General Fund surplus of $308 million. Total receipts, including transfers from other funds, were $42.3 billion. Disbursements, including transfers to other funds, totaled $42.1 billion.

The General Fund ended the 2003-04 fiscal year with a balance of $1.1 billion, which included dedicated balances of $794 million in the TSRF (after an $84 million deposit at the close of 2003-04), the CRF ($21 million), and the Community Projects Fund ($262 million). The closing fund balance excludes $1.2 billion on deposit in the refund reserve account at the end of the 2003-04 fiscal year.

The State Legislature approved the annual budget for fiscal year 2003-04 on May 15, 2003, successfully overriding gubernatorial vetoes totaling $3.2 billion. On May 28, 2003, DOB issued its 2003-04 Enacted Budget Financial Plan summarizing the impact of the Legislature’s actions and other events on the State’s 2003-04 Financial Plan as submitted by the Governor in January 2003. DOB reported that the annual budget approved by the Legislature created a potential imbalance of $912 million in the General Fund, which DOB planned to correct through a combination of management actions and temporary Federal aid that the President had signed into law after the State Legislature had acted on the budget. At the time, the Legislature did not agree with DOB’s Financial Plan estimates. General Fund actual results in 2003-04 were $69 million better than the initial DOB estimates, after excluding the impact of Federal aid.

The temporary Federal aid produced nearly $1.2 billion in General Fund relief during the 2003-04 fiscal year, which eliminated the initial projected $912 million imbalance. New York’s share of the national aid package consisted of a revenue sharing grant worth $645 million and a temporary 2.95 percent increase in the Federal Medical Assistance Percentage that produced $506 million in General Fund savings. The grant increased General Fund receipts, while the higher matching rate lowered Medicaid spending in the General Fund, but increased the amount spent from Federal Funds.

Aside from the extraordinary Federal aid, the net General Fund operating variance was $69 million, although 2003-04 year-end results for a number of programs varied from the initial projections. In particular, even though the State economy rebounded modestly in 2003-04, the persistent effects of the national recession and a weak recovery continued to put pressure on the State’s social services programs to a greater extent than anticipated in the Enacted Budget Financial Plan. The actual number of people receiving Medicaid and welfare benefits during the year exceeded initial projections, driving additional Financial Plan costs. However, the positive impact of Federal aid, modestly higher tax receipts, and spending that came in below projections in other programs, were more than sufficient to offset the growth in social services costs.

All Governmental Funds receipts reached $99 billion in 2003-04, an increase of $10.91 billion (12.4 percent) from 2002-03. The increase reflects both gradually improving economic conditions and significant policy actions taken with the 2003-04 Enacted Budget. These actions included $4.20 billion in tobacco securitization proceeds as well as temporary increases in PIT rates and in the base and rate of the sales tax.

All Governmental Funds spending in 2003-04 was $97.43 billion, an increase of nearly $8.3 billion over 2002-03. The annual impact of payment deferrals, which had the effect of lowering 2002-03 spending by $1.9 billion and increasing 2003-04 spending by the same amount, accounted for $3.8 billion (46 percent) of the annual increase. Aside from the payment deferrals, Medicaid spending, driven mainly by caseload, utilization and inflationary pressures, increased by $1.8 billion, followed by growth in Federal education aid, State pension costs and pass-through aid related to the World Trade Center recovery efforts.

PIT net receipts for 2003-04 reached $24.1 billion, an increase of $352 million (1.5 percent) from 2002-03 due largely to a modestly improved economic environment and the first-year impact of the temporary three-year PIT increase enacted in 2003. The increase is partially offset by a $1.63 billion lower contribution from the Refund Reserve account. Net of Refund Reserve transactions, All Funds income tax receipts grew 8.8 percent over 2002-03 results.

PIT General Fund net receipts for 2003-04 reached $15.8 billion, a decrease of $1.02 billion (6.1 percent) from 2002-03. In addition to the changes reflected in All Funds net receipts, the deposit into the Revenue Bond Tax Fund (“RBTF”) was $14 million more than anticipated and the deposit into the School Tax Relief Fund (“STAR”) was $16 million less than anticipated. After adjustment for the impact of the acceleration of the $400 million in tobacco proceeds from 2004-05 to 2003-04, General Fund year-end results were $111 million (0.7%) less than anticipated in the Enacted Budget estimate. In addition to the changes reflected in All Funds net receipts, the deposits into the RBTF and STAR were $82 million and $19 million more, respectively, than anticipated in May 2003.

2002-03 Fiscal Year. After deferring $1.9 billion in planned spending to 2003-04, the State ended the 2002-03 fiscal year on March 31, 2003 with available General Fund cash resources of $1.01 billion. The General Fund cash balance at year-end totaled $815 million and the refund reserve account had $200 million in resources not budgeted for other purposes. The General Fund balance was comprised of $710 million in the TSRF, $20 million in the CRF, and $85 million in the Community Projects Fund. The closing fund balance excludes $627 million on deposit in the refund reserve account at the end of the 2002-03 fiscal year.

General Fund receipts and transfers from other funds totaled $37.4 billion in 2002-03, a decrease of $2.3 billion (6 percent) from the February Financial Plan forecast. The February Financial Plan had counted on $1.9 billion in revenues from the tobacco settlement sale. General Fund disbursements and transfers to other funds totaled $37.6 billion, a decrease of $2.2 billion (5 percent) from the February Financial Plan. The substantial decline resulted from the deferral of $1.9 billion in payments originally scheduled for 2002-03 and $253 million in one-time savings. After adjusting for the payment deferrals, General Fund disbursements would have totaled $39.5 billion in 2002-03 (a decrease of $1.7 billion or 4 percent from 2001-02 results).

2001-02 Fiscal Year. The State ended its 2001-02 fiscal year on March 31, 2002 in balance on a cash basis. There was no General Fund surplus reported by DOB. After year-end adjustments related to the refund reserve account, the closing balance in the General Fund was $1.03 billion, a decrease of $67 million from the 2000-01 fiscal year. Of this balance, $710 million was held in the TSRF (after a deposit of $83 million in fiscal year 2001-02), $157 million in the CRF, $159 million in the CPF, and $5 million in the Universal Pre-kindergarten Fund. The closing fund balance excludes $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year.

General Fund receipts, including transfers from other funds, totaled $41.4 billion for the 2001-02 fiscal year, an increase of $1.26 billion (3.3. percent) over fiscal year 2000-01 results. Receipts results for fiscal year 2001-02 reflect refund reserve transactions that had the effect of reducing personal income tax receipts in the 2001-02 fiscal year and increasing them in the 2002-03 fiscal year. In comparison to the 2001-02 Financial Plan projected in January 2002 (the January Financial Plan), receipts were $1.3 billion lower than projected. When the refund reserve is adjusted for the set-aside of $1.07 billion for economic uncertainties, General Fund receipts and transfers from other funds totaled $42.21 billion, a decrease of $225 million from the January Financial Plan (the January Financial Plan also adjusted the refund reserve for a projected deposit of $1.13 billion for economic uncertainties). The decrease of $225 million in receipts reflected lower-than-expected personal income and business tax collections due from 2001 tax year liability.

General Fund disbursements, including transfers to other funds, totaled $41.22 billion for the 2001-02 fiscal year, an increase of $1.52 billion (3.8 percent) for the 2000-01 fiscal year. In comparison to the January Financial Plan, disbursements were $233 million lower than projected. A portion of the lower amount of spending was attributable to the timing of payments and these payments are expected to occur in the 2002-03 fiscal year.

Debt Limits and Outstanding Debt. There are a number of methods by which the State of New York may incur debt. The State may issue general obligation bonds. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act of 2000 (the “Debt Reform Act”) imposes statutory limitations on new State-supported debt outstanding, which apply to general obligations bonds as well as other State-supported bonds issued on and after April 1, 2000. The State Constitution also provides that general obligation bonds must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 40 years after issuance, and beginning not more than one year after issuance of such bonds. General obligation housing bonds must be paid within 50 years after issuance, commencing no more than three years after issuance. However, the Debt Reform Act limits the maximum term of State-supported bonds, including general obligation bonds, to thirty years.

The Debt Reform Act implemented statutory initiatives intended to improve the State’s borrowing practices by imposing phased-in caps on new debt outstanding and new debt service costs. The Act also limited the use of debt to capital works and purposes only.

The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and is gradually increasing until it is fully phased in at 4 percent of personal income in 2010-11. Similarly, the cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts on 2000-01 and is gradually increasing until it is fully phased in at 5 percent in 2013-14.

The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt services costs to be calculated by October 31st of each year and reported in the quarterly Financial Plan Update most proximate to October 31st of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The DOB expects that the prohibition on issuing new State-supported debt if the caps are met or exceeded will provide an incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

On October 30, 2002, the State reported that it was in compliance with both debt caps, with new debt outstanding at 0.67 percent of personal income and new debt service at 0.36 percent of total governmental receipts. For the 2002-03 fiscal year, the debt outstanding and debt service caps were 1.65 percent each. The debt outstanding and debt service costs for the 2002-03 and 2003-04 fiscal years were also within the statutory caps.

The State has also enacted statutory limits on the amount of variable rate obligations and interest rate exchange agreements that authorized issuers of State-supported debt may enter into. The statute limits the use of debt instruments which result in a variable rate exposure (e.g., variable rate obligations and interest rate exchange agreements) to no more than 15 percent of total outstanding State-supported debt, and limits the use of interest rate exchange agreements to a total notional amount of no more than 15 percent of total outstanding State-supported debt. As of March 31, 2004, State-supported debt in the amount of $40.3 billion was outstanding, resulting in a variable rate exposure cap of approximately $6 billion and an interest rate exchange agreement cap of approximately $6 billion. As of March 31, 2004, there was approximately $1.9 billion, or 4.7 percent of total debt outstanding, in outstanding debt instruments resulting in net variable rate exposure. In addition, five issuers, Dormitory Authority of the State of New York, Urban Development Corporation, Housing Finance Agency (“HFA”), LGAC and the Thruway Authority have entered into $5.5 billion, or 13.6 percent of total debt outstanding, notional amount of interest rate exchange agreements. Thus, at March 31, 2004, both the amount of outstanding variable rate instruments resulting in a variable rate exposure and interest rate exchange agreements are less than the authorized totals of 15 percent of total outstanding State-supported debt.

The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York’s authorities and public benefit corporations (“Authorities”). The only current authorization provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Job Development Authority. The State has never been called upon to make any direct payments pursuant to any such guarantees. Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

State Finance Law requires the Governor to submit a five-year Capital Program and Financing Plan (the “Capital Plan”) with the Executive Budget, and update the Capital Plan by the later of July 30 or 90 days after the enactment of the State Budget. The proposed 2005-06 through 2009-10 Capital Program and Financing Plan was released with the Executive Budget on January 18, 2005. Total capital spending is projected to be $33.9 billion across the five years of the Capital Plan, an average of $6.7 billion annually.

Over the Five-Year Plan, spending to support the State’s transportation infrastructure continues to account for the largest share, 56% of total spending. The balance of total spending will support other capital investments in the areas of education (13 percent), parks and the environment (9 percent), mental hygiene and public protection (8 percent), economic development and government oversight (9 percent) and health and social welfare, general government and other areas (5 percent).

Total debt outstanding is projected to rise from $41.3 billion in 2004-05 to $47.8 billion in 2009-10, or by an annual average of 3.0 percent. The projections of State borrowings are subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.

In 2001, legislation was enacted to provide for the issuance by certain State authorities of State Personal Income Tax Revenue Bonds, which are expected to become the primary financing vehicle for a broad range of State-supported debt programs authorized to be secured by service contract or lease-purchase payments. These State Personal Income Tax Revenue Bonds are expected to reduce borrowing costs by improving the marketability and creditworthiness of State-supported obligations and by permitting the consolidation of multiple bonding programs to reduce administrative costs.

The legislation provides that 25 percent of personal income tax receipts (excluding refunds owed to taxpayers and deposits to STAR) be deposited to the RBTF for purposes of making debt service payments on these bonds, with excess amounts returned to the General Fund. In the event that (i) the State Legislature fails to appropriate amounts required to make all debt service payments on the State Personal Income Tax Revenue Bonds or (ii) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the bonds, the legislation requires that personal income tax receipts continue to be deposited to the RBTF until amounts on deposit in the Fund equal the greater of 25 percent of annual personal income tax receipts or $6 billion.

The State issued its first State Personal Income Tax Revenue Bonds (in an aggregate principal amount of $225 million) on May 9, 2002. As of March 31, 2004, approximately $3.3 billion of State Personal Income Tax Revenue Bonds have been issued and outstanding.

The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State.

Debt service payable to certain public authorities from State appropriations for such lease-purchase and contractual obligation financings may be paid from general resources of the State or from dedicated tax and other sources. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State’s obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments.

On January 13, 1992, S&P reduced its ratings on the State’s general obligation bonds from A to A- and, in addition, reduced its ratings on the State’s moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State’s general obligation bonds from A- to A and revised its ratings on the State’s moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 5, 1999, S&P affirmed its A rating on the State’s outstanding bonds. On March 10, 2000, S&P assigned its A+ rating on New York State’s long-term general obligations. On December 19, 2000, S&P assigned its AA rating on New York State’s long-term general obligations.

On January 6, 1992, Moody’s reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody’s reconfirmed its A rating on the State’s general obligation long-term indebtedness. On March 20, 1998, Moody’s assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On March 5, 1999, Moody’s affirmed its A2 rating with a stable outlook to the State’s general obligations. In June 2000, Moody’s revised its outlook on the State’s general obligations from stable to positive. On December 6, 2002, Moody’s changed its outlook on the State’s general obligation bonds from stable to negative but retained its A2 rating. On November 4, 2004 Moody’s raised its rating on the State’s general obligation bonds to A1.

On June 5, 2003, Fitch Ratings assigned its AA- rating on New York’s long-term general obligations.

New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

Litigation. The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million. These proceedings could adversely affect the financial condition of the State in the 2004-05 fiscal year or thereafter. The State will describe newly initiated proceedings which the State believes to be material, as well as any material and adverse developments in the listed proceedings, in updates or supplements to its Annual Information Statement.

Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State’s Medicaid policies, including its rates, regulations and procedures; (3) a challenge to the Governor’s application of his constitutional line item veto authority; (4) a challenge to the funding for New York City public schools; (5) the Governor seeking a judgment declaring that the actions of the Senate and the Assembly in voting and passing 46 budget bills violated the State Constitution, because they deleted provisions of appropriations proposed by the Governor, substituted other appropriations, and considered other bills prior to taking action on the appropriation bills submitted by the Governor; and (6) the constitutionality of those portions of Chapter 1 of the Laws of 2002 which relate to the authorization of the conversion of Empire Health Choice, d/b/a Empire Blue Cross and Blue Shield from a not-for-profit corporation to a for-profit corporation.

Adverse developments in the proceedings described above, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2004-05 Financial Plan. The State believes that the 2004-05 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2004-05 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2004-05 Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2004-05 Financial Plan.

Ongoing litigation challenging the use of proceeds resulting from the conversion of Empire from a not-for-profit corporation to a for-profit corporation could result in a loss of resources in 2004-05 for both the General Fund and Health Care Workforce Recruitment & Retention Act of 2002 (“HCRA”). Pursuant to court order, all proceeds are currently being held in escrow by the State Comptroller until a judgment is rendered. The current HCRA Plan, which expires on June 30, 2005, counts on a total of $1.2 billion in conversion proceeds, including planned proceeds from future sales. In addition, another $200 million in conversion proceeds is expected to finance Medicaid costs in the General Fund in 2004-05. Availability of these resources depends on successful resolution of the litigation or release of the moneys currently held in escrow. The General Fund is required to finance any shortfall in HCRA up to the payment that would have been received by HCRA absent the securitization of tobacco proceeds. In addition, a statutory loan repayment provision requires the General Fund to provide up to $200 million to cover any additional HCRA shortfall.

In Campaign for Fiscal Equity, Inc. (CFE) et al. v. State, et al. (Supreme Court, New York County), plaintiffs challenge the State’s method of providing funding for New York City public schools. Plaintiffs seek a declaratory judgment that the State’s public school financing system violates article 11, section 1 of the State Constitution and Title VI of the Federal Civil Rights Act of 1964 and injunctive relief that would require the State to satisfy State Constitutional standards.

This action was commenced in 1993. In 1995, the Court of Appeals affirmed the dismissal of claims under the equal protection clauses of the Federal and State constitutions and Title VI of the Federal Civil Rights Act of 1964. It reversed dismissal of the claims under article 11, section 1 of the State Constitution and implementing regulations of Title VI, and remanded these claims for trial.

By decision dated January 9, 2001, following trial, the trial court held that the State’s education funding mechanism does not provide New York City students with a “sound basic education” as required by the State Constitution, and that it has a disparate impact on plaintiffs in violation of regulations enacted by the US Department of Education pursuant to Title VI of the Civil Rights Act of 1964. The court ordered that defendants put in place reforms of school financing and governance designed to redress those constitutional and regulatory violations, but did not specify the manner in which defendants were to implement these reforms. The State appealed, and the trial court’s decision was stayed pending resolution of the appeal. By decision and order entered June 25, 2002, the Appellate Division, First Department, reversed the January 9, 2001 decision and dismissed the claim in its entirety. On July 22, 2002, the plaintiffs filed a notice of appeal to the decision and order to the Court of Appeals.

By decision dated June 26, 2003, the Court of Appeals reversed that portion of the June 25, 2002 decision and order of the Appellate Division, First Department relating to the claims arising under the State Constitution. The Court held that the weight of the credible evidence supported the trial court’s conclusion that New York City schoolchildren were not receiving the constitutionally mandated opportunity for a sound basic education and further held that the plaintiffs had established a causal link between the present education funding system and the failure to provide said sound basic education. The Court remitted the case to the trial court for further proceedings in accordance with its decision.

On August 3, 2004, the Supreme Court, New York County, referred this case to a panel of three referees. On November 30, 2004, the panel issued its report and recommendations. It recommended that the District Court direct the State to pay to New York City schools a total of $14.08 billion over the next four years in additional operations funding and $9.179 billion over the next five years for capital improvements.

DOB continues to assume the entire value of video lottery terminals (“VLT”) is reserved to help finance compliance with the CFE court case. Under an expansion plan proposed by the Governor in the 2004-05 Executive Budget, receipts from VLTs were expected to be $950 million in 2005-06. This plan was not enacted by the Legislature. Eight VLT facilities were authorized under the current law, but two major facilities located at Yonkers and Aqueduct Raceways have not yet begun operations. These two facilities were expected to produce the majority of the VLT receipts under current law. In July 2004, the Appellate Division of the Court of Appeals upheld the constitutionality of VLTs as a lottery providing education funding. However, the decision stated that certain allocation provisions within the statute allowing VLTs were considered unconstitutional.

While the order of the Court allows current VLT facilities to continue operations, development of the Yonkers and Aqueduct projects has been deferred pending the outcome of litigation at the Court of Appeals.

On November 23, 1998, the attorneys general for 46 states (including New York) entered into a master settlement agreement (“MSA”) with the nation’s largest tobacco manufacturers. Under the terms of the MSA, the states agreed to release the manufacturers from all smoking-related claims in exchange for specified payments and the imposition of restrictions on tobacco advertising and marketing. New York is projected to receive $25 billion over 25 years under the MSA, with payments apportioned among the State (51 percent), counties (22 percent), and New York City (27 percent). The projected payments are an estimate and subject to adjustments for, among other things, the annual change in the volume of cigarette shipments and the rate of inflation.

In Freedom Holdings Inc. et al. v. Spitzer et ano., two cigarette importers brought an action in 2002 challenging portions of laws enacted by the State under the 1998 MSA that New York and many other states entered into with the major tobacco manufacturers. The initial complaint alleged: (1) violations of the Commerce Clause of the United States Constitution; (2) the establishment of an “output cartel” in conflict with the Sherman Act; and (3) selective nonenforcement of the laws on Native American reservations in violation of the Equal Protection Clause of the United States Constitution. The United States District Court for the Southern District of New York granted defendants’ motion to dismiss the complaint for failure to state a cause of action. In an opinion decided January 6, 2004, the United States Court of Appeals for the Second Circuit (1) affirmed the dismissal of the Commerce Clause claim; (2) reversed the dismissal of the Sherman Act claim; and (3) remanded the selective enforcement claim to the District Court for further proceedings. Plaintiffs have filed an amended complaint that also challenges the MSA itself (as well as other related state statutes) primarily on preemption grounds, and the plaintiff’s sought preliminary injunctive relief. On September 14, 2004, the District Court denied all aspects of the plaintiff’s motion for a preliminary injunction except that portion of the motion seeking to enjoin enforcement of Chapter 666 of the Laws of 2003, which limits the ability of tobacco manufacturers to obtain the release of certain funds from escrow. Plaintiffs have appealed from the denial of the remainder of the motion to the United States Court of Appeals for the Second Circuit.

In Local Government Assistance Corporation et al. v. Sales Tax Asset Receivable Corporation and The City of New York (Supreme Court, Albany County), the petitioners challenge, inter alia, the constitutionality of Public Authorities Law section 3238-a, which requires LGAC to annually transfer $170 million to The City of New York. Section 3238-a was enacted in 2003 as part of legislation authorizing the refinancing of debt incurred by the Municipal Assistance Corporation (the “MAC Refinancing Act”). By decision and order dated September 17, 2003, the court held that the MAC Refinancing Act was constitutional. Petitioners have appealed from the decision and order to the Appellate Division, Third Department. By decision and order entered August 27, 2003, the Appellate Division, Third Department granted a preliminary injunction restraining defendants, inter alia, from issuing any bonds pursuant to the MAC Refinancing Act pending appeal.

By memorandum and order entered March 4, 2004, the Appellate Division, Third Department, held that, to the extent that Public Authorities Law section 3240 exempted payments made pursuant to Public Authorities Law 3238-a from the necessity of annual legislative appropriations, it violated the provisions of article VII, section 11 of the New York State Constitution. The Appellate Division then severed the offending portion of section 3240 and upheld the constitutionality of the remainder of the MAC Refinancing Act. Both parties have appealed from the March 4, 2004 memorandum and order to the Court of Appeals.

By opinion dated May 13, 2004, the Court of Appeals modified the order of the Appellate Division, Third Department, by reinstating the September 17, 2003 order of the Supreme Court and as so modified, affirmed.

In Silver v. Pataki, the Speaker of the Assembly of the State of New York challenges the Governor’s application of his constitutional line item veto to certain portions of budget bills adopted by the State Legislature contained in Chapters 56, 57 and 58 of the Laws of 1998. By decision dated July 20, 2000, the Appellate Division reversed the January 7, 1999 order of the Supreme Court, New York County, and dismissed the petition. By opinion dated July 10, 2001, the Court of Appeals reversed the decision of the Appellate Division, holding that plaintiff has the capacity and standing to sue as a member of the Assembly. By order dated June 17, 2002, the Supreme Court, New York County, granted defendant’s motion for summary judgment, dismissing the complaint. Plaintiff has appealed to the Appellate Division, First Department. On July 22, 2002, the Senate of the State of New York moved in Supreme Court to intervene and for reargument. By decision entered December 11, 2003, the Appellate Division, First Department, affirmed the decision of the Supreme Court, New York County, dismissing the complaint.

Plaintiff has appealed this decision to the Court of Appeals. By decision dated December 16, 2004, the Court of Appeals affirmed the decision of the Appellate Division, First Department.

In Dalton, et al. v. Pataki, et al. and Karr v. Pataki, et al., plaintiffs seek a judgment declaring as unconstitutional, under provisions of the Constitutions of the United States and the State, parts B, C and D of Chapter 383 of the Laws of 2001, which respectively authorize (1) the governor to enter into tribal-state compacts for the operation by Indian tribes of gambling casinos in certain areas of the State, (2) the Division of the Lottery to license the operation of VLT at certain race tracks in the State and (3) the Division of the Lottery to enter into a joint, multi-jurisdiction and out-of-state lottery. Plaintiffs also seek to enjoin defendants from taking any action to implement the provisions of Chapter 383.

By opinion and order entered July 7, 2004, the Appellate Division, Third Department, upheld the constitutionality of tribal-state compacts and the joint, multi-jurisdiction and out of State Lottery. The Appellate Division held that the statute authorizing the Division of the Lottery to license the operation of VLTs at certain racetracks in the State violated the provisions of the State Constitution that require the net proceeds of State-operated lotteries be applied exclusively to or in aid or support of education in this State as the Legislature may prescribe. The State, certain other defendants, and the plaintiffs in both Dalton, et al. v. Pataki, et al and Karr v. Pataki, et al. have appealed from this order.

In Pataki v. New York State Assembly, et al., the Governor seeks a judgment declaring that the actions of the Senate and the Assembly in voting and passing 46 budget bills on August 2, 2001 and August 3, 2001 violated Article 7, sections 4 and 5 of the State Constitution, because they deleted provisions of appropriations proposed by the Governor, substituted other appropriations, and considered other appropriation bills prior to taking action on the appropriation bills submitted by the Governor. The action also seeks to enjoin the approval of vouchers submitted pursuant to the budget bills enacted by the Senate and Assembly.

By decision and order dated November 7, 2001, the Supreme Court, Albany County, granted the State Comptroller’s motion to dismiss this action as against the Comptroller. The plaintiff has appealed from that order. By decision and order dated January 17, 2003, the Supreme Court, Albany County, granted summary judgment dismissing certain affirmative defenses and declaring the actions of the Legislature in enacting the budget bills as modified or proposed by the Legislature other than the Legislative and Judiciary budget bills an unconstitutional violation of article VII of the State Constitution and denied defendants cross-motions for summary judgment. Defendants appealed from the January 17, 2002 order to the Appellate Division, Third Department.

By opinion and order dated April 22, 2004, the Appellate Division, Third Department, affirmed the decision and order of the Supreme Court, Albany County. Defendants have appealed from this opinion and order to the Court of Appeals. By decision dated December 16, 2004, the Court of Appeals affirmed the opinion and order of the Appellate Division, Third Department.

Several cases challenge provisions of Chapter 81 of the Laws of 1995 which alter the nursing home Medicaid reimbursement methodology on and after April 1, 1995. Included are New York State Health Facilities Association, et al., v. DeBuono, et al., St. Luke’s Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono, et al. (three cases), Healthcare Association of New York State v. DeBuono and Bayberry Nursing Home et al. v. Pataki, et al. Plaintiffs allege that the changes in methodology have been adopted in violation of procedural and substantive requirements of State and federal law.

In a decision dated June 3, 2003, involving seven consolidated cases (Matter of St. James Nursing Home v. DeBuono), the Supreme Court, Albany County, partially granted petitioners claims that the State violated the procedural requirements of the Boren Amendment and directed the State to recalculate the Medicaid rates associated with State Plan Amendment 95-23. The court dismissed petitioners’ claims as to the Medicaid rates associated with State Plan Amendments 95-24 and 96-24. The State has appealed from this decision. In a decision and order dated November 18, 2004, the Appellate Division, Third Department, affirmed the judgment of the Supreme Court, Albany County.

In a related case, Charles T. Sitrin Health Care Center, Inc., et al. v. SONY, et al., plaintiffs seek judgments declaring as unconstitutional, under provisions of the Constitutions of the United States and the State, amendments to the HCRA, which impose a 6 percent assessment on nursing home gross receipts from patient care services and operating income. In a decision dated April 24, 2003, the Supreme Court, Oneida County, granted summary judgment to defendants dismissing this case. In light of the decision dismissing Sitrin, the plaintiffs in New York Association of Homes and Services for the Aging, Inc. v. Novello, et al., have discontinued the case.

In Consumers Union of U.S., Inc. v. State, plaintiffs challenge the constitutionality of those portions of Chapter 1 of the Laws of 2002 which relate to the authorization of the conversion of Empire Health Choice, d/b/a Empire Blue Cross and Blue Shield from a not-for-profit corporation to a for-profit corporation. Chapter 1 requires, in part, that upon such conversion, assets representing 95 percent of the fair market value of the not-for-profit corporation be transferred to a fund designated as the “public asset fund” to be used for the purpose set forth in ss. 7317 of the Insurance Law. The State and private defendants have separately moved to dismiss the complaint. On November 6, 2002, the Supreme Court, New York County, granted a temporary restraining order, directing that the proceeds from the initial public offering of the for-profit corporation be deposited with the State Comptroller in an interest-bearing account, pending the hearing of a motion for a preliminary injunction, which was returnable simultaneously with the motions to dismiss, on November 26, 2002.

By decision and order dated May 20, 2004, the Appellate Division, First Department affirmed the dismissal of plaintiff’s original complaint but also affirmed the denial of defendants’ motion to dismiss the amended claim. The State, the other defendants and the plaintiffs have moved in the Appellate Division for leave to appeal to the Court of Appeals.

In the Canadian St. Regis Band of Mohawk Indians case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. By decision dated July 28, 2003, the District Court granted, in most respects, a motion by plaintiffs to strike defenses and dismiss counterclaims contained in defendants’ answers. By decision dated October 20, 2003, the District Court denied the State’s motion for reconsideration of that portion of the July 28, 2003 decision which struck a counterclaim against the United States for contribution. On November 29, 2004, the plaintiff tribal entities, with one exception, approved a settlement proposed by the State, which would require enactment of State and Federal legislation to become effective.

On March 4, 1985 in Oneida Indian Nation of New York, et al. v. County of Oneida, the United States Supreme Court affirmed a judgment of the United States Court of Appeals for the Second Circuit holding that the Oneida Indians have a common-law right of action against Madison and Oneida counties for wrongful possession of 872 acres of land illegally sold to the State in 1795. At the same time, however, the Court reversed the Second Circuit by holding that a third-party claim by the counties against the State for indemnification was not properly before the Federal courts. The case was remanded to the District Court for an assessment of damages, which action is still pending. The counties may still seek indemnification in the State courts.

On December 7, 2004, settlement agreements were signed between the State, the Oneidas of Wisconsin and the Stockbridge-Munsee Tribe, which would in part require the passage of State and Federal legislation to become effective. Such legislation must be enacted by September 1, 2005 unless the parties agree to an extension of time. The agreements contemplate the extinguishment of all Oneida and other Indian claims in the tract at issue in this litigation. Although the agreements provide for monetary payment, transfers of lands and other consideration to non-signatory tribal plaintiffs, these agreements have not been signed by the United States, the Oneidas of New York, the Oneida of the Thames Band or the New York Brothertown.

In the Cayuga Indian Nation of New York case, plaintiffs seek monetary damages for their claim that approximately 64,000 acres in Seneca and Cayuga Counties were illegally purchased by the State in 1795. Prior to trial, the court held that plaintiffs were not entitled to seek the remedy of ejectment. In October 1999, the District Court granted the Federal government’s motion to have the State held liable for any damages owed to the plaintiffs. In February 2000, at the conclusion of the damages phase of the trial of this case, a jury verdict of $35 million in damages plus

$1.9 million representing the fair rental value of the tract at issue was rendered against the defendants. By decision and judgment dated October 2, 2001, the District Court also granted plaintiffs $211 million in prejudgment interest. The State has appealed from the judgment to the United States Court of Appeals for the Second Circuit.

Following argument of the appeal, the Second Circuit requested that the parties brief the Court on the impact of any eventual decision by the United States Supreme Court in City of Sherrill v. Oneida Indian Nation of New York, et al., a case to which the State is not a named party, involving the issue of whether parcels of land recently acquired by the Oneida Indian Nation of New York within the 1788 reservation boundaries are subject to local property taxation. On October 1, 2004, the State filed an action in the District Court for the Northern District Court under the Federal Tort Claims Act, seeking contribution from the United States toward the $248 million judgment and post-judgment interest. The State and the United States have agreed to stay this litigation pending a decision in the Sherrill case.

Settlements were signed on by the Governor of the State with the Chief of the Seneca-Cayuga Tribe of Oklahoma on November 12, 2004 and with the Cayuga Indian Nation of New York on November 17, 2004 which would, in part, require enactment of State and Federal legislation to become effective. Such legislation must be enacted by September 1, 2005 unless the parties agree to an extension of time. These agreements provide for differential payments to be made to the plaintiff tribes, based upon the outcome of the appeal now pending in the Second Circuit.

In the Onondaga Nation v. The State of New York, et al., plaintiff seeks a judgment declaring that certain lands allegedly constituting the aboriginal territory of the Onondaga Nation within the State are the property of the Onondaga Nation and the Haudenosaunee, or “Six Nations Iroquois Confederacy,” and that conveyances of portions of that land pursuant to treaties during the period 1788 to 1822 are null and void. The “aboriginal territory” described in the complaint consists of an area or strip of land running generally north and south from the St. Lawrence River in the north, along the east side of Lake Ontario, and south as far as the Pennsylvania border, varying in width from about 10 miles to more than 40 miles, including the area constituting the City of Syracuse.

The DOB has noted that the complaint, which was filed on March 11, 2005, currently makes no claims for monetary damages although the plaintiff has the ability to later amend it to include monetary damages. DOB has also noted that the Executive is evaluating the plaintiff’s claims and has not determined what course of action it might take, and, as a result, there is no current timetable for attempting to resolve the claims.

Authorities. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State’s access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financings, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt described above, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

New York City and Other Localities. The fiscal health of the State may also be affected by the fiscal health of New York City, which continues to receive significant financial assistance from the State. State aid contributes to the city’s ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market their securities successfully in the public credit markets.

On September 11, 2001, two hijacked passenger jetliners flew into the World Trade Center, resulting in a substantial loss of life, destruction of the World Trade Center and damage to other buildings in the vicinity. Trading on the major New York stock exchanges was suspended until September 17, 2001, and business in the financial district was interrupted. Recovery, clean up and repair efforts have resulted in substantial expenditures. The City has been largely reimbursed by the federal government for all of its direct costs for response and remediation of the World Trade Center site. In addition, the State authorized the New York City Transitional Finance Authority (“TFA”) to have $2.5 billion of bonds and notes to pay costs related to or arising from the September 11 attack, of which the TFA currently has outstanding approximately $2 billion. It is not possible to quantify at present with any certainty the long-term impact of the September 11 attack on the City and its economy.

The City has achieved balanced operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time. The City prepares a four-year financial plan annually and updates it periodically, and prepares a comprehensive annual financial report each October describing its most recent fiscal year.

In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year, the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.

On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, S&P assigned a BBB+ rating to the City’s general obligation debt and placed the ratings on CreditWatch with positive implications. On March 9, 1999, S&P assigned its A- rating to Series 1999H of New York City general obligation bonds and affirmed the A- rating on various previously issued New York City bonds. On November 27, 2002, S&P changed its outlook for the City’s general obligation debt to “negative” from “stable” but maintained its single-A rating.

Moody’s ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody’s upgraded approximately $28 billion of the City’s general obligations from Baa1 to A3. On June 9, 1998, Moody’s affirmed its A3 rating to the City’s general obligations and stated that its outlook was stable. In August 2000, Moody’s upgraded approximately $26 billion of the City’s general obligations from A3 to A2. On September 19, 2001, as a result of the attacks of September 11th, Moody’s changed the outlook on the City’s bonds from stable to uncertain. Shortly thereafter, on November 16, 2001, this outlook was changed again by Moody’s from uncertain to negative. On January 28, 2004, Moody’s upgraded its outlook on the City’s bonds from negative to stable in light of the City’s improving economy and revenue picture.

On March 8, 1999, Fitch IBCA upgraded New York City’s $26 billion outstanding general obligation bonds from A- to A. Subsequent to that time, the City’s general obligation bonds have been upgraded to A+.

In response to the City’s fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the MAC Refinancing Act to provide financing assistance to the City; the New York State Financial Control Board (the “Control Board”) to oversee the City’s financial affairs; and the Office of the State Deputy Comptroller for the City of New York to assist the Control Board in exercising its powers and responsibilities. A “control period” existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence, or “substantial likelihood and imminence” of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

Currently, the City and its Covered Organizations (i.e., those organizations which receive or may receive moneys from the City directly, indirectly or contingently) operate under the City’s Financial Plan. The City’s Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City’s projections set forth in its Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments (such as the World Trade Center attack) and changes in major assumptions could significantly affect the City’s ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

For the 2004 fiscal year, the City’s General fund had an operating surplus of $1.928 billion, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, after discretionary and other transfers. The 2004 fiscal year is the twenty-fourth consecutive year that the City has achieved an operating surplus, before discretionary and other transfers, and balanced operating results. after discretionary and other transfers.

Before providing for prepayments and increased appropriations to the Budget Stabilization Account and before implementation of the City’s Gap Closing Program, the City of New York’s Financial Plan for fiscal years 2005-2009 projects a budget surplus of $911 million for 2005, and budget gaps of $3.1 billion, $4.5 billion and $4.0 billion in 2006, 2007 and 2008, respectively. To achieve a balanced budget for 2006 and reduce projected gaps for 2007 and 2008, a gap closing program has been developed. Program actions within the city’s control include an agency program which reduces spending or increases revenues totaling $423 million, $506 million, $350 million and $349 million in 2005, 2006, 2007 and 2008 respectively; debt service savings of $10 million and $85 million in 2005 and 2006; and asset sales of $85 million in 2005. The program also includes initiatives requiring state action of $500 million, $200 million and $100 million in fiscal years 2006, 2007 and 2008 and federal action of $250 million in 2006. Additionally, there is a reduction of $325 million in pension and health insurance costs in 2006 and $200 million in 2007. Implementation of this plan will leave remaining gaps of $3.7 billion in fiscal year 2007, $3.6 billion in fiscal year 2008 and $3.2 billion in fiscal year 2009.

New York City is heavily dependent on New York State and Federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future Federal and State assistance will enable the City to make up any potential future budget deficits. Although the City has consistently maintained balanced budgets and is projected to achieve balanced operating results for the current fiscal year, there can be no assurance that the gap-closing actions proposed in its Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City’s economic base.

The projections set forth in the City’s Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City’s ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the

Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the New York City Health and Hospitals Corporation to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City’s infrastructure and other capital needs and to refinance existing debt, as well as to finance seasonal needs and recovery costs related to the World Trade Center. In recent years, the State Constitutional debt limit would have prevented the City from entering into new capital contracts. To prevent disruptions in the capital program, two actions were taken to increase the City’s capital financing capacity: (i) the State Legislature created the TFA in 1997, and (ii) in 1999, the City created TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues. The City expects that these actions, combined with the City’s remaining capacity, will provide sufficient financing capacity to continue its capital program through City fiscal year 2011.

The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City’s financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State’s projections of its receipts and disbursements for the fiscal year.

Municipalities and school districts have engaged in substantial short-term and long-term borrowings. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.

From time to time, Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.

Investment Restrictions

Fundamental Policies. The following investment restrictions have been adopted by the Trust with respect to the Funds as fundamental policies. Under the 1940 Act, a “fundamental” policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, which is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a shareholder meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

Tax Free Money Fund Investment

Under investment policies adopted by the Trust, on behalf of Tax Free Money Fund Investment, the Fund will:

Under normal conditions, invest at least 80% of its net assets in investments the income from which is exempt from federal income tax.

NY Tax Free Money Fund Investment

Under investment policies adopted by the Trust, on behalf of NY Tax Free Money Fund Investment, the Fund will:

Under normal conditions, invest at least 80% of its net assets in investments the income from which is excluded from federal income tax and exempt from New York State and City personal income taxes.

Each Fund

Under investment policies adopted by the Trust, on behalf of each Fund, each Fund may not:

1.	Borrow money, except for temporary or emergency (not leveraging) purposes in an amount not exceeding 5% of the value of the Fund’s total assets (including the amount borrowed), as the case may be, calculated in each case at market.

2.	Pledge, hypothecate, mortgage or otherwise encumber more than 5% of the total assets of the Fund, as the case may be, and only to secure borrowings for temporary or emergency purposes.

3.	Invest more than 5% of the total assets of the Fund, as the case may be, in any one issuer (other than US Government Obligations) or purchase more than 10% of any class of securities of any one issuer; provided, however, that (i) up to 25% of the assets of the NY Tax Free Money Fund Investment may be invested in the assets of one issuer, and (ii) this restriction shall not preclude the purchase by the Tax Free Money Fund Investment of issues guaranteed by the US government, its agencies or instrumentalities or backed by letters of credit or guarantees of one or more commercial banks or other financial institutions, even though any one such commercial bank or financial institution provides a letter of credit or guarantee with respect to securities which in the aggregate represent more than 5%, but not more than 10%, of the total assets of the Fund; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of a Fund’s assets in an open-end management investment company with the same investment objectives as such Fund.

4.	Invest more than 25% of the total assets of the Fund in the securities of issuers in any single industry; provided that (i) this limitation shall not apply to the purchase of US Government Obligations, (ii) with respect to the Tax Free Money Fund Investment and the NY Tax Free Money Fund Investment, this limitation shall not apply to the purchase of Municipal Obligations or letters of credit or guarantees of banks that support Municipal Obligations; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of a Fund’s assets in an open-end management investment company with the same investment objectives as such Fund.

5.	Make short sales of securities, maintain a short position or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

6.	Underwrite the securities issued by others (except to the extent the Fund may be deemed to be an underwriter under the Federal securities laws in connection with the disposition of its portfolio securities) or knowingly purchase restricted securities, except that each Fund may bid, separately or as part of a group, for the purchase of municipal obligations directly from an issuer for its own portfolio in order to take advantage of any lower purchase price available. To the extent these securities are illiquid, they will be subject to the Fund’s 10% limitation on investments in illiquid securities; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of a Fund’s assets in an open-end management investment company with the same investment objectives as such Fund.

7.	Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil, gas or mineral interests, but this shall not prevent the Fund from investing in obligations secured by real estate or interests therein.

8.	Make loans to others, except through the purchase of qualified debt obligations and the entry into repurchase agreements.

9.	Invest more than an aggregate of 10% of its net assets (taken, in each case, at current value) in (i) securities that cannot be readily resold to the public because of legal or contractual restrictions or because there are no market quotations readily available or (ii) other “illiquid” securities (including time deposits and repurchase agreements maturing in more than seven calendar days); provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of a Fund’s assets in an open-end management investment company with the same investment objectives as such Fund.

10.	Purchase more than 10% of the voting securities of any issuer or invest in companies for the purpose of exercising control or management; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of a Fund’s assets in an open-end management investment company with the same investment objectives as such Fund.

11.	Purchase securities of other investment companies, except to the extent permitted under the 1940 Act or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of a Fund’s assets in an open-end management investment company with the same investment objectives as such Fund.

12.	Issue any senior securities, except insofar as it may be deemed to have issued a senior security by reason of (i) entering into a repurchase agreement or (ii) borrowing in accordance with terms described in the Prospectus and this SAI.

13.	Purchase or retain the securities of any issuer if any of the officers or trustees of the Fund or the Advisor owns individually more than 1/2 of 1% of the securities of such issuer, and together such officers and directors own more than 5% of the securities of such issuer.

14.	Invest in warrants, except that the Fund may invest in warrants if, as a result, the investments (valued in each case at the lower of cost or market) would not exceed 5% of the value of the net assets of the Fund of which not more than 2% of the net assets of the Fund may be invested in warrants not listed on a recognized domestic stock exchange. Warrants acquired by the Fund as part of a unit or attached to securities at the time of acquisition are not subject to this limitation.

Additional Restrictions. In order to comply with certain statutes and policies each Fund will not as a matter of operating policy (except that no operating policy shall prevent a Fund from investing all or part of its assets in an open-end investment company with substantially the same investment objectives):

(i)	borrow money (including through dollar roll transactions) for any purpose in excess of 10% of the Fund’s) total assets (taken at market), except that the Fund may borrow for temporary or emergency purposes up to 1/3 of its net assets;

(ii)	pledge, mortgage or hypothecate for any purpose in excess of 10% of the Fund’s total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction;

(iii)	purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(iv)	sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

(v)	invest for the purpose of exercising control or management;

(vi)	purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause (a) more than 10% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund; and, provided further, that the Fund shall not invest in any other open-end investment company unless the Fund (1) waives the investment advisory fee with respect to assets invested in other open-end investment companies and (2) incurs no sales charge in connection with the investment;

(vii)	make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Fund’s net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (The Funds have no current intention to engage in short selling).

There will be no violation of any investment restrictions or policies (except with respect to fundamental investment restriction (1) above) if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, or in the change of securities rating of the investment, or any other later change.

For purposes of diversification under the 1940 Act, identification of the “issuer” of a municipal obligation depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision, and the obligation is backed only by the assets and revenues of the subdivision, the subdivision will be regarded as the sole issuer. Similarly, if a private activity bond is backed only by the assets and revenues of the nongovernmental user, the nongovernmental user will be deemed to be the sole issuer. If in either case the creating government or another entity guarantees an obligation or issues a letter of credit to secure the obligation, the guarantee or letter of credit will be considered a separate security issued by the government or entity and would be separately valued.

Portfolio Turnover

Each Fund may attempt to increase yields by trading to take advantage of short-term market variations, which results in higher portfolio turnover. This policy does not result in higher brokerage commissions to the Funds, however, as the purchases and sales of portfolio securities are usually effected as principal transactions. The Funds’ turnover rates are not expected to have a material effect on their income and have been and are expected to be zero for regulatory reporting purposes.

Portfolio Holdings Information

In addition to the public disclosure of fund portfolio holdings through required Securities and Exchange Commission (“SEC”) quarterly filings, the fund may make its portfolio holdings information publicly available on the DWS Funds Web site as described in each fund’s prospectus. Each fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the fund.

Each fund’s procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively “DeAM”), subadvisors, if any, custodians, independent registered public accounting firms, securities lending agents, financial printers, proxy voting firms and other service providers to a fund who require access to this information to fulfill their duties to a fund, subject to the requirements described below. This non-public information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, to shareholders in connection with in-kind redemptions, or to other entities if a fund has a legitimate business purpose in providing the information, subject to the requirements described below.

Prior to any disclosure of a fund’s non-public portfolio holdings information to the foregoing types of entities or persons, a person authorized by a fund’s Trustees must make a good faith determination in light of the facts then known that a fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to a fund’s Trustees/Directors.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about each fund and information derived therefrom, including, but not limited to, how each fund’s investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as a fund’s holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor a fund’s Trustees/Directors exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a fund’s portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a fund’s policies and procedures with respect to the disclosure of portfolio holdings information will protect a fund from the potential misuse of portfolio holdings information by those in possession of that information.

Fund Transactions

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Funds to their customers. However, the Advisor does not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for a Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the Funds in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the Funds making the trade, and not all such information is used by the Advisor in connection with the Funds. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Funds.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for each Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

Deutsche Bank AG or one of its affiliates may act as a broker for the Funds and receive brokerage commissions or other transaction-related compensation from the Funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Funds’ Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

NET ASSET VALUE

The net asset value (“NAV”) per share of each Fund is calculated on each day on which the Fund is open (each such day being a “Valuation Day”).

The NAV per share of each Fund is calculated once on each Valuation Day as of 12:00 noon, Eastern time, the time at which the NAV of a Fund is calculated is referred to herein as (the “Valuation Time”). If the markets for the Funds’ primary investments close early, the Funds will cease taking purchase orders at that time. The NAV per share of each Fund is computed by dividing the value of the Fund’s assets (i.e., the value of its investment and other assets), less all liabilities, by the total number of its shares outstanding. Each Fund’s NAV per share will normally be $1.00.

Each Fund values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. Calculations are made to compare the value of a Fund’s investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Fund’s $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Trust believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If a Fund’s net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Trust might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Fund’s net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees of the Trust might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Fund’s net asset value also may be processed on a confirmed basis in accordance with the procedures established by DWS-SDI.

PURCHASE AND REDEMPTION INFORMATION

Purchase of Shares

Each Fund accepts purchase orders for shares at the NAV per share next determined after the order is received on each Valuation Day. Shares may be available through investment professionals, such as broker/dealers and investment advisors (including Service Agents).

Purchase orders for shares of a Fund will receive, on any Valuation Day, the NAV next determined following receipt by the Service Agent and transmission to DWS Scudder Investments Service Company, as the Trust’s Transfer Agent (the “Transfer Agent”) of such order. If the purchase order is received by the Service Agent and transmitted to the Transfer Agent after 12:00 noon (Eastern time) and prior to the close of the New York Stock Exchange (“NYSE”), the shareholder will receive the dividend declared on the following day even if State Street Bank and Trust Company (“State Street”) receives federal funds on that day. If the purchase order and payment in federal funds are received prior to 12:00 noon, the shareholder will receive that Valuation Day’s dividend. The Funds and their Transfer Agent reserve the right to reject any purchase order. If the market for the primary investments in a Fund closes early, the Fund will cease taking purchase orders at that time.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see “Important information about buying and selling shares” in the Funds’ prospectus.

Service Agents may impose initial and subsequent investment minimums that differ from these amounts. Shares of the Funds may be purchased in only those states where they may be lawfully sold.

Shares must be purchased in accordance with procedures established by the Transfer Agent and each Service Agent. It is the responsibility of each Service Agent to transmit to the Transfer Agent purchase and redemption orders and to transmit to State Street purchase payments in the same business day after an order for shares is placed. A shareholder must settle with the Service Agent for his or her entitlement to an effective purchase or redemption order as of a particular time.

Certificates for shares will not be issued. Each shareholder’s account will be maintained by a Service Agent or the Transfer Agent.

If you have money invested in an eligible Deutsche Asset Management/DWS fund, you can:

•	Wire money into your account,

•	Open an account by exchanging from another eligible Deutsche Asset Management/DWS fund, or

•	Contact your Service Agent or financial advisor.

Automatic Investment Plan. A shareholder may purchase shares of a Fund through an automatic investment program. With the Direct Deposit Purchase Plan (“Direct Deposit”), investments are made automatically (minimum $50 and maximum $250,000 for both initial and subsequent investments) from the shareholder’s account at a bank, savings and loan or credit union into the shareholder’s Fund account. Termination by a shareholder will become effective within thirty days after the Service Agent has received the request. A Fund may immediately terminate a shareholder’s Direct Deposit in the event that any item is unpaid by the shareholder’s financial institution.

Consideration for Purchases of Shares. The Trust generally will not issue shares of a Fund for consideration other than cash. At the Trust’s sole discretion, however, it may issue Fund shares for consideration other than cash in connection with an acquisition of portfolio securities or pursuant to a bona fide purchase of assets, merger or other reorganization, provided the securities meet the investment objectives and policies of the Fund and are acquired by the Fund for investment and not for resale. An exchange of securities for Fund shares will generally be a taxable transaction to the shareholder.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem each Fund’s shares, including different minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold each Fund’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund’s transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from a Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing, including, without limitation, transfers of registration and dividend payee changes, and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DWS-SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

The Funds have authorized one or more financial service institutions, including certain members of the NASD other than the Distributor (“financial institutions”), to accept purchase and redemption orders for the Fund’s shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the Funds’ behalf. Orders for purchases or redemptions will be deemed to have been received by the Funds when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between the Funds and the financial institution, ordinarily orders will be priced at the Funds’ net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Funds. Further, if purchases or redemptions of the Funds’ shares are arranged and settlement is made at an investor’s election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Funds’ principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of the Funds at any time for any reason.

Redemption of Shares

The Transfer Agent may allow redemptions or exchanges by telephone and may disclaim liability for following instructions communicated by telephone that the Transfer Agent reasonably believes to be genuine. The Service Agent must provide the investor with an opportunity to choose whether or not to utilize the telephone redemption or exchange privilege. The Transfer Agent must employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Transfer Agent does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions and/or tape recording of telephone instructions.

Redemption orders are processed without charge by the Trust. The Transfer Agent may on at least 30 days’ notice involuntarily redeem a shareholder’s account with the Fund having a balance below the minimum, but not if an account is below the minimum due to a change in market value. See the section entitled “Minimum Account Investments” in the Prospectus for the account minimum balance.

The Funds may accept purchase or sale orders when the NYSE is closed in certain limited circumstances, such as in response to an unexpected situation that causes the NYSE to be closed, if the “Fed wire” is open, the primary trading markets for a Fund’s portfolio instruments are open and the Fund’s management believes there is adequate liquidity.

The Funds may suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the NYSE is closed other than customary weekend or holiday closings; 2) trading on the NYSE is restricted; 3) an emergency exists, which makes the disposal of securities owned by a portfolio or the fair determination of the value of a portfolio’s net assets not reasonably practicable; or 4) the SEC, by order, permits the suspensions of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

Certain requests must include a signature guarantee to protect you and the Transfer Agent from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply:

•	Your account registration has changed within the last 30 days,

•	The check is being mailed to a different address than the one on your account (record address),

•	The check is being made payable to someone other than the account owner,

•	The redemption proceeds are being transferred to another account with a different registration, or

•	You wish to have redemption proceeds wired to a non-predesignated bank account.

A signature guarantee is also required if you change the pre-designated bank information for receiving redemption proceeds on your account.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

For trust accounts, the trustee must sign the letter indicating capacity as trustee. If the trustee’s name is not on the account registration, provide a copy of the trust document certified within the last 60 days.

For a business or organization account, at least one person authorized by corporate resolution to act on the account must sign the letter.

Each Fund reserves the right to redeem all of its shares, if the Board of Trustees votes to liquidate the Fund.

In-kind Redemptions. Each Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by a Fund and valued as they are for purposes of computing the Fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Redemption by Check/ACH Debit Disclosure. Each Fund will accept Automated Clearing House (“ACH”) debit entries for accounts that have elected the checkwriting redemption privilege. An example of an ACH debit is a transaction in which you have given your insurance company, mortgage company, credit card company, utility company, health club, etc., the right to withdraw your monthly payment from your Fund account or the right to convert your mailed check into an ACH debit. Sometimes, you may give a merchant from whom you wish to purchase goods the right to convert your check to an ACH debit. You may also authorize a third party to initiate an individual payment in a specific amount from your account by providing your account information and authorization to such third party via the Internet or telephone. You authorize the Fund upon receipt of an ACH debit entry referencing your account number, to redeem Fund shares in your account to pay the entry to the third party originating the debit. The Fund will make the payment on the basis of the account number that you provide to your merchant and will not compare this account number with the name on the account. The Fund, the Fund’s Transfer Agent, the Shareholder Service Agent or any other person or system handling the transaction are not required to determine if there is a discrepancy between the name and the account number shown on the transfer instructions.

The payment of any ACH debit entry will be subject to sufficient funds being available in the designated account; the Fund will not be able to honor an ACH debit entry if sufficient funds are not available. ACH debit entry transactions to your Fund account should not be initiated or authorized by you in amounts exceeding the amount of Shares of the fund then in the account and available for redemption. The Fund may refuse to honor ACH debit entry transactions whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. Your Fund account statement will show any ACH debit entries in your account; you will not receive any other separate notice. (Merchants are permitted to convert your checks into ACH debits only with your prior consent.)

You may authorize payment of a specific amount to be made from your account directly by the fund to third parties on a continuing periodic basis. To arrange for this service, you should contact the person or company you will be paying. Any preauthorized transfers will be subject to sufficient funds being available in the designated account. A preauthorized transfer will continue to be made from the account in the same amount and frequency as initially established until you terminate the preauthorized transfer instructions with the person or company whom you have been paying. If regular preauthorized payments may vary in amount, the person or company you are going to pay should tell you ten (10) days before each payment will be made and how much the payment will be. If you wish to terminate the periodic preauthorized transfers, you should do so with the person or company to whom you have been making payments.

If you have told the fund in advance to make regular payments out of your account, you may stop any of these payments by writing or calling the Shareholder Service Agent at the address and telephone number listed in the next paragraph in time for the Shareholder Service Agent to receive your request three (3) business days or more before the payment is scheduled to be made. If you call, the fund may also require that you put your request in writing so that the fund will receive it within 14 days after you call. If you order the Fund to stop one of these payments three (3) business days or more before the transfer is scheduled and the Fund does not do so, the Fund will be liable for your loss or damages but not in an amount exceeding the amount of the payment. A stop payment order will stop only the designated periodic payment.

In case of errors or questions about your ACH debit entry transactions please telephone 1-800-730-1313 or write (DWS Scudder Investments Service Company, PO Box 219154, Kansas City, MO 64121-9154) the Shareholder Service Agent as soon as possible if you think your statement is wrong or shows an improper transfer if you need more information about a transfer listed on the statement. Our business days are Monday through Friday except holidays. The Shareholder Service Agent must hear from you no later than 60 days after the fund sent you the first fund account statement on which the problem or error appeared. If you do not notify the Shareholder Service Agent within sixty (60) days after the Fund sends you the account statement, you may not get back any money you have lost, and you may not get back any additional money you lose after the sixty (60) days if the Fund or Shareholder Service Agent could have stopped someone from taking that money if you had notified the Shareholder Service Agent in time.

When you report a suspended transaction, we will need your name and account number, a description of the error or the transfer you are unsure about, an explanation as to why you believe it is an error or why you need more information and the dollar amount of the suspected error. If you tell the Shareholder Service Agent orally, the Shareholder Service Agent may require that you send your complaint or questions in writing within ten (10) business days. The Shareholder Service Agent will determine whether an error occurred within ten (10) business days after it hears from you and will correct any error promptly. If the Shareholder Service Agent needs more time, however, it may take up to 45 days (90 days for certain types of transactions) to investigate your complaint or question. If the Shareholder Service Agent decides to do this, your account will be credited with escrowed fund shares within ten (10) business days for the amount you think is in error so that you will have the use of the money during the time it takes the Shareholder Service Agent to complete its investigation. If the Shareholder Service Agent asks you to put your complaint or questions in writing and the Shareholder Service Agent does not receive it within ten (10) business days, your account may not be credited. The Shareholder Service Agent will tell you the results within three (3) business days after completing its investigation. If the Shareholder Service Agent determines that there was no error, the Shareholder Service Agent will send you a written explanation. You may ask for copies of documents that were used by the Shareholder Service Agent in the investigation.

In the event the fund, the fund’s named transfer agent or the Shareholder Service Agent does not complete a transfer from your account on time or in the correct amount according to the fund’s agreement with you, the fund may be liable for your losses or damages. The Fund will not be liable to you if (i) there are not sufficient funds available in your account, (ii) circumstances beyond our control (such as fire or flood or malfunction of equipment) prevent the transfer, (iii) you or another shareholder have supplied a merchant with incorrect account information, or (iv) a merchant has incorrectly formulated an ACH debit entry. In any case, the fund’s liability shall not exceed the amount of the transfer in question.

The Fund, the Fund’s named transfer agent or the Shareholder Service Agent will disclose information to third parties about your account or the transfers you make: (1) where it is necessary for completing the transfers, (2) in order to verify the existence or condition of your account for a third party such as a credit bureau or a merchant, (3) in order to comply with government agencies or court orders or (4) if you have given the Fund written permission.

The acceptance and processing of ACH debit entry transactions is established solely for your convenience and the Fund reserves the right to suspend, terminate or modify your ability to redeem fund shares by ACH debit entry transactions at any time. ACH debit entry transactions are governed by the rules of the National Automated Clearing House Association (“NACHA”) Operating Rules and any local ACH operating rules then in effect, as well as Regulation E of the Federal Reserve Board.

TRUSTEES AND OFFICERS

The overall business and affairs of the Trust and the Portfolio are managed by the Board of Trustees. The Board approves all significant agreements between the Trust/Portfolio and persons or companies furnishing services to the Trust/Portfolio, including the Trust/Portfolio agreements with its investment advisor, distributor, custodian and transfer agent. The Board of Trustees and the executive officers are responsible for managing the Trust/Portfolio’s affairs and for exercising the Trust/Portfolio’s powers except those reserved for the shareholders and those assigned to the Advisor or other service providers. Each Trustee holds office until he or she resigns, is removed or a successor is appointed or elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly appointed and qualified.

The following information is provided for each Trustee and Officer of the Trust and the Trust’s Board as of May 1, 2006. The first section of the table lists information for each Trustee who is not an “interested person” of the Trust and Trust/Portfolio. Information for the Non-Independent Trustee (“Interested Trustee”) follows. The Interested Trustee is considered to be interested persons as defined by the 1940 Act because of their employment with either the Trust/Portfolio’s advisor and/or underwriter. The mailing address for the Trustees and Officers with respect to the Trust/Portfolio operations is One South Street, Baltimore, Maryland 21202’.

The following individuals hold the same position with the Fund, the Trust and the Portfolio.

Independent Trustees

Name, Date of Birth, Position with the Fund and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Funds in DWS Fund Complex Overseen
Martin J. Gruber 7/15/37 Trustee, 1999-present	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds, (February 2004-March 2005) and Director, S.G. Cowen Mutual Funds (January 1985- January 2001)	51

Richard J. Herring 2/18/46 Trustee, 1990-present	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)	51

Graham E. Jones 1/31/33 Trustee, 2002-present	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Trustee of various investment companies managed by Sun Capital Advisers, Inc. (1998-2005); Trustee, Morgan Stanley Asset Management, various funds (1985-2001); Trustee, Weiss, Peck and Greer, various funds (1985-2005)	51

Name, Date of Birth, Position with the Fund and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Funds in DWS Fund Complex Overseen
Rebecca W. Rime l 4/10/51 Trustee, 2002-present	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-present); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 -2004); Board Member, Investor Education (charitable organization) (2004-2005)	51

Philip Saunders, Jr. 10/11/35 Trustee, 1986-present	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	51

William N. Searcy, Jr. 9/03/46 Lead Trustee, 2002-present	Private investor since October 2003; Trustee of 7 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Pension & Savings Trust Officer, Sprint Corporation(3) (telecommunications) (November 1989-September 2003)	51

Interested Trustee
William N. Shiebler(2) 2/06/42 Trustee, 2004-present	Vice Chairman, Deutsche Asset Management (“DeAM”) and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	120

Officers

Name, Date of Birth, Position with the Fund and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years
Michael Colon(5) (12/9/69) President, 2006-present	Managing Director(4) and Chief Operating Officer, Deutsche Asset Management (since 1999); President, DWS Global High Income Fund, Inc. (since April 2006), DWS Global Commodities Stock Fund, Inc. (since April 2006), The Brazil Fund, Inc. (since April 2006), The Korea Fund, Inc. (since April 2006)

Paul H. Schubert(5) 1/11/63 Chief Financial Officer, since 2004 Treasurer, 2005-present	Managing Director(4), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Name, Date of Birth, Position with the Fund and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years
John Millette(5) 8/23/62 Secretary, 2003-present	Director(3), Deutsche Asset Management

Patricia DeFilippis(4) 6/21/63 Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)

Elisa D. Metzger(4) 9/15/62 Assistant Secretary, 2005-present	Director(3), Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)

Caroline Pearson(5) 4/01/62 Assistant Secretary, 2002-present	Managing Director(3), Deutsche Asset Management

Scott M. McHugh(5) 9/13/71 Assistant Treasurer, 2005-present	Director(3), Deutsche Asset Management

Kathleen Sullivan 1/25/57 Assistant Treasurer, 2003-present	Director(3), Deutsche Asset Management D’Eramo(5)

John Robbins(4) 4/8/66 Anti-Money Laundering Compliance Officer, 2005-present	Managing Director(3), Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)

Philip Gallo(4) 8/02/62 Chief Compliance Officer, 2004-present	Managing Director(3), Deutsche Asset Management (2003-present). Formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

A. Thomas Smith(4) 12/14/56 Chief Legal Officer, 2005-present	Managing Director(3), Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)

(1)	Length of time served represents the date that each Trustee or officer first began serving in that position with DWS Advisor Funds of which these funds are each a series.

(2)	Mr. Shiebler is a Trustee who is an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler’s business address is 345 Park Avenue, New York, New York 10154.

(3)	Executive title, not a board directorship.

(4)	Address: 345 Park Avenue, New York, New York 10154.

(5)	Address: Two International Place, Boston, Massachusetts 02110.

Each Officer also holds similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.

Officer’s Role with Principal Underwriter: DWS Scudder Distributors, Inc.

Michael Colon	Director and Chief Operating Officer
Paul H. Schubert:	Vice President
Caroline Pearson:	Secretary

Information Concerning Committees and Meetings of Trustees

The Board of Trustees of the Trust met 10 times during the calendar year ended December 31, 2005 and each Trustee attended at least 75% of the meetings of the Board and meetings of the committees of the Board of Trustees on which such Trustee served.

Board Committees. The Board of Trustees oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board currently has the following committees:

Audit Committee. The Audit Committee, formerly known as the Audit and Compliance Committee, selects the independent registered public accounting firms for the Fund, confers with the independent registered public accounting firm regarding the Fund’s financial statements, the results of audits and related matters, and performs such other tasks as it deems necessary or appropriate. The Audit Committee approves all significant services proposed to be performed by the independent registered public accounting firm and considers the possible effect of such services on their independence. The members of the Audit Committee are Messrs. Saunders (Chair), Jones, Herring and Searcy. The Audit Committee met seven times during the calendar year ended December 31, 2005.

Nominating/Corporate Governance Committee. The primary responsibilities of the Nominating/ Corporate Governance Committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating/Corporate Governance Committee also evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Funds. The members of the Nominating/Corporate Governance Committee are Mr. Jones and Ms. Rimel. The Nominating/Corporate Governance Committee, which meets as often as deemed appropriate by the Committee, met five times during the calendar year ended December 31, 2005.

Valuation Committee. The Valuation Committee oversees the valuation of the Fund’s securities and other assets in accordance with the Fund’s Valuation Procedures. Messrs. Herring, Gruber and Saunders (Chair) are members of the Committee. All other Trustees serve as alternates (Independent and Interested). Two Valuation Committee members, 50% or more which are independent Trustees. The Valuation Committee met six times during the calendar year ended December 31, 2005.

Additional Committees. The Board of Trustees has established a Fixed Income Oversight Committee and an Equity Oversight Committee. The members of the Fixed Income Oversight Committee are Messrs. Jones and Searcy (Chair). The members of the Equity Oversight Committee are Messrs. Gruber (Chair), Herring, Saunders and Rimel. The Fixed Income Oversight and Equity Oversight Committees periodically review the investment performance of the Fund. The Fixed Income Oversight Committee met six times and the Equity Oversight Committee met six times during the calendar year ended December 31, 2005.

Marketing/Shareholder Service Committee: The Marketing/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Fund and their shareholders. The members of the committee are Messrs. Gruber, Herring (Chair), Shiebler and Ms. Rimel. The Marketing/Shareholder Service Committee met six times during the calendar year ended December 31, 2005.

Legal/Regulatory/Compliance Committee: The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Fund, including the handling of pending or threatened litigation or regulatory action involving the Fund, and (ii) general compliance matters relating to the Fund. The members of the Legal/Regulatory/Compliance Committee are Mr. Searcy and Ms. Rimel. The Legal/Regulatory/Compliance Committee met six times during the calendar year ended December 31, 2005.

Expense/Operations Committee: The Expense/Operations Committee (previously known as the Operations Committee) (i) monitors the Fund’s total operating expense levels, (ii) oversees the provision of administrative services to the Funds, including the Fund’s custody, fund accounting and insurance arrangements, and (iii) reviews the Fund’s investment advisers’ brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Messrs. Jones (Chair), Saunders and Searcy. The Expense/Operations Committee met six times during the calendar year ended December 31, 2005.

Remuneration. Officers of the Fund receive no direct remuneration from the Fund. Officers and Trustees of the Fund who are officers or Trustees of Deutsche Asset Management or the Advisor may be considered to have received remuneration indirectly. Each Trustee who is not an “interested person” of the Fund receives compensation from the Fund for his or her services, which includes an annual retainer fee and an attendance fee for each Board meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board meetings). Additionally, each Independent [Trustee/Director] receives a fee for each telephonic Audit Committee or Board meeting in which he or she participates. Each Independent Trustee also may receive a fee for certain special committee meetings attended. In addition, the Chair of the Audit Committee receives an annual fee for his services.

Members of the Board of Trustees who are employees of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Trustee from the Trust and the Fund and aggregate compensation from the Fund Complex during the calendar year 2005.

Name of Trustee	Compensation from Tax Free Money Fund Investment	Compensation from NY Tax Free Money Fund Investment	Total Compensation Paid to Trustee from the Fund and the Fund Complex(1),(3)
Martin J. Gruber	$1,036	$884	$135,000
Richard J. Herring(2)	$1,041	$881	$136,000
Graham E. Jones	$1,079	$891	$144,000
Rebecca W. Rimel(2)	$1,084	$906	$146,280
Philip Saunders, Jr.	$1,082	$894	$145,000
William N. Searcy, Jr.	$1,103	$898	$150,500

(1)	During calendar year 2005, the total number of funds overseen by each Trustee was 55 funds.

(2)	Of the amounts payable to Ms. Rimel and Mr. Herring $45,630 and $28,724, respectively, was deferred pursuant to a deferred compensation plan.

(3)	Aggregate compensation reflects amounts paid to the Trustees for special meetings of ad hoc committees of the New York Board in connection with the possible consolidation of the various DWS Fund Boards and with respect to legal and regulatory matters. Such amounts totaled $3,000 for Mr. Gruber, $3,000 for Mr. Herring, $11,000 for Mr. Jones, $12,280 for Ms. Rimel, $3,500 for Mr. Saunders and $17,500 for Mr. Searcy. These meeting fees were borne by the funds.

Any Trustee who receives fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Herring, Saunders and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Trustees may select from among certain funds in the DWS Family of funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Trustees’ deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Trustee Ownership in the Fund(1)

Trustee	Dollar Range of Beneficial Ownership in Tax Free Money Fund Investment	Aggregate Dollar Range of Ownership as of 12/31/05 in all Funds Overseen by Trustee in the Fund Complex(2)
Independent Trustees:
Martin J. Gruber	None	Over $100,000
Richard J. Herring	None	Over $100,000
Graham E. Jones	$10,001-$50,000	Over $100,000
Rebecca W. Rimel	None	Over $100,000
Philip Saunders, Jr.	None	Over $100,000
William N. Searcy, Jr.	None	Over $100,000
William N. Shiebler	None	Over $100,000

Trustee	Dollar Range of Beneficial Ownership in NY Tax Free Money Fund Investment	Aggregate Dollar Range of Ownership as of 12/31/05 in all Funds Overseen by Trustee in the Fund Complex(2)
Independent Trustees:
Martin J. Gruber	None	Over $100,000
Richard J. Herring	None	Over $100,000
Graham E. Jones	None	Over $100,000
Rebecca W. Rimel	None	Over $100,000
Philip Saunders, Jr.	None	Over $100,000
William N. Searcy, Jr.	None	Over $100,000
William N. Shiebler	None	Over $100,000

(1)	The amount shown includes share equivalents of funds which the board member is deemed to be invested pursuant to the Fund’s deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

(2)	Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Trustee’s economic interest is tied to the securities, employment ownership and securities when the Trustee can exert voting power and when the Trustee has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

Independent Trustee	Owner and Relationship to Trustee	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Martin J. Gruber	n/a	None	n/a	n/a	n/a
Richard Herring	n/a	None	n/a	n/a	n/a
Graham E. Jones	n/a	None	n/a	n/a	n/a
Rebecca W. Rimel	n/a	None	n/a	n/a	n/a
Philip Saunders, Jr.	n/a	None	n/a	n/a	n/a
William N. Searcy, Jr.	n/a	None	n/a	n/a	n/a

Securities Beneficially Owned

As of April 10, 2006, the Trustees and officers of the Trust owned, as a group, less than 1% percent of the outstanding shares of the Fund.

To the best of the Fund’s knowledge, as of April 10, 2006, no person owned of record or beneficially 5% or more of any class of the Fund’s outstanding shares, except as noted below.

As of April 10, 2006, 60,777,688.160 shares in the aggregate, or 76.37% of the outstanding shares of New York Tax-Free Money, Investment Class were held in the name of Knotfloat & Co., c/o State Street Bank, Boston, MA 02206-5496, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 98,232,709.840 shares in the aggregate, or 52.39% of the outstanding shares of Tax Free Money Fund, Investment Class were held in the name of Knotfloat & Co., c/o State Street Bank, Boston, MA 02206-5496, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 35,219,195.950 shares in the aggregate, or 18.78% of the outstanding shares of Tax Free Money Fund, Investment Class were held in the name of Charter Mac Origination Trust X X, New York, NY 10022-1801, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 19,450,000.000 shares in the aggregate, or 10.37% of the outstanding shares of Tax Free Money Fund, Investment Class were held in the name of Charter Mac Equity Issuer Trust, New York, NY 10022-1801, who may be deemed as the beneficial owner of certain of these shares.

Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, each Fund’s investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or the investment advisor (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Funds against the Funds, their trustees and officers, the Funds’ investment advisor and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Funds and in light of the rebuttable presumption generally afforded to independent trustees of investment companies that they have not engaged in disabling conduct, each Fund’s investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Funds’ Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund’s Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee’s duties as a director or trustee of the Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by each Fund’s investment advisor will survive the termination of the investment management agreements between the applicable investment advisor and the Funds.

MANAGEMENT OF THE TRUST AND FUNDS

Code of Ethics

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Trust’s Code of Ethics permits access persons of the Funds (Board members, officers and employees of the Advisor), to make personal securities transactions for their own accounts. This includes transactions in securities that may be purchased or held by a Fund, but requires compliance with the Code’s pre-clearance requirements, subject to certain exceptions. In addition, the Trust’s Code of Ethics provides for trading “blackout periods” that prohibit trading of personnel within periods of trading by a Fund in the same security. The Trust’s Code of Ethics also prohibits short term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

The Funds’ Advisor and its affiliates (including the Funds’ Distributor, DWS-SDI) have each adopted a Code of Ethics pursuant to 17j-1 under the 1940 Act (the “Consolidated Code”). The Consolidated Code permits access persons to trade in securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the Consolidated Code’s preclearance requirements. In addition, the Consolidated Code also provides for trading “blackout periods” that prohibit trading by personnel within periods of trading by a Fund in the same security. The Consolidated Code also prohibits short term trading profits, and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

Proxy Voting Guidelines

The Funds have delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. The Funds have delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Funds best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Funds and the interests of the Advisor and its affiliates, including the Funds’ principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes “against” the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting).

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Funds’ best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board, or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the Advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the Advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party. Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission’s Web site at www.sec.gov or by visiting our Web site at: dws-scudder.com (click on “proxy voting” at the bottom of the page).

Investment Advisor

DeAM, Inc. serves as the Funds’ investment advisor pursuant to the terms of a management contract (“Advisory Agreement”).

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG (“Deutsche Bank”). Deutsche Bank is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank is the parent company of a group consisting of banks, capital markets companies, fund management companies, mortgage banks, a property finance company, installments financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies.

DeAM, Inc., subject to the supervision and direction of the Board of Trustees of the Funds, manages the Funds in accordance with each Fund’s investment objective and stated investment policies, makes investment decisions for the Funds, places orders to purchase and sell securities and other financial instruments on behalf of the Funds and employs professional investment managers and securities analysts who provide research services to the Funds. DeAM, Inc. may utilize the expertise of any of its worldwide subsidiaries and affiliates to assist it in its role as investment advisor. All orders for investment transactions on behalf of the Funds are placed by DeAM, Inc. with brokers, dealers and other financial intermediaries that it selects, including those affiliated with DeAM, Inc. A DeAM, Inc. affiliate will be used in connection with a purchase or sale of an investment for the Fund only if DeAM, Inc. believes that the affiliate’s charge for transaction does not exceed usual and customary levels. The Funds will not invest in obligations for which DeAM, Inc. or any of its affiliates is the ultimate obligor or accepting bank. The Funds may, however, invest in the obligations of correspondents or customers of DeAM, Inc.

Under the Advisory Agreement with the Trust, DeAM, Inc. receives a fee from each Fund computed daily and paid monthly, at the annual rate of 0.15% of each Fund’s average daily net assets.

Through April 30, 2007, the investment advisor and administrator have contractually agreed to waive a portion of their fees and reimburse expenses so that the total operating expense ratio (excluding extraordinary expenses) remains at 0.75% for the Funds.

For the fiscal years ended December 31, 2005, 2004 and 2003, DeAM, Inc. earned $261,375, $222,441 and $276,176, respectively, as compensation for investment advisory services provided to the Tax Free Money Fund Investment. During the same periods DeAM, Inc. reimbursed $126,975, $129,969 and $82,219, respectively, to the Tax Free Money Fund Investment to cover expenses.

For the fiscal years ended December 31, 2005, 2004 and 2003, DeAM, Inc. earned $151,094, $133,120 and $145,929, respectively, as compensation for investment advisory services provided to the NY Tax Free

Money Fund Investment. During the same periods DeAM, Inc. reimbursed $125,020, $116,712 and $74,838, respectively, to the NY Tax Free Money Fund Investment to cover expenses.

The Advisor and the Administrator, Investment Company Capital Corp. may not recoup any of their waived investment advisory or administration and services fees.

Administrator

Investment Company Capital Corp. (“ICCC” or the “Administrator”) serves as the administrator to the Funds. Under its agreement with the Trust (“Administration and Services Agreements”), generally assists the Board of Trustees of the Trust in all aspects of the administration and operation of the Trust. DWS Scudder Fund Accounting Corporation (“DWS-SFAC”), an affiliate of the Advisor, is responsible for determining the daily net asset value per share of the Funds and maintains each Fund’s general accounting records. DWS-SFAC is located at Two International Place, Boston, Massachusetts, 02110-4103. DWS-SFAC hired State Street as a sub-agent that performs fund accounting and administration services under the fund accounting agreement and under the Administration and Services Agreement. The Administration and Services Agreements provides for the Trust to pay the Administrator a fee, computed daily and paid monthly, equal on an annual basis to 0.60% of the average daily net assets of each Fund.

Under the Administration and Services Agreements, ICCC is obligated on a continuous basis to provide such administrative services as the Board of Trustees and each Fund reasonably deems necessary for the proper administration of each Fund. ICCC will generally assist in all aspects of the Funds’ operations; supply and maintain office facilities (which may be in ICCC’s own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules there under, except as maintained by other agents of the Trust or the Funds), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with the Trust’s Declaration of Trust, by-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate the net asset value, net income and realized capital gains or losses of the Trust; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others retained to supply services.

For the fiscal years ended December 31, 2005, 2004 and 2003, ICCC earned $1,045,500, $889,763 and $1,104,703, respectively as compensation for administrative and other services provided to the Tax Free Money Fund Investment, and did not reimburse any fees.

For the fiscal years ended December 31, 2005, 2004 and 2003, ICCC earned $604,377, $532,480 and $583,720, respectively, as compensation for administrative and other services provided to the NY Tax Free Money Fund Investment, and did not reimburse any fees.

Distributor

DWS-SDI, an affiliate of the Advisor, serves as the distributor of each Fund’s shares pursuant to a distribution agreement (the “Distribution Agreement”). Prior to August 19, 2002, ICC Distributors, Inc. was the Funds’ distributor. The terms and conditions of the Distribution Agreement are exactly the same as the previous distribution agreement with ICC Distributors, Inc., the former distributor of each Fund. DWS-SDI may enter into a selling group agreement (“DWS-SDI Agreement”) with certain broker-dealers (each a “Participating Dealer”). If a Participating Dealer previously had agreements in place with DWS-SDI and ICC Distributors, Inc., the DWS-SDI Agreement will control. If the Participating Dealer did not have an agreement with DWS-SDI, then the terms of the assigned ICC Distributors, Inc. agreement (“ICC Agreement”) will remain in effect. These DWS-SDI Agreement and ICC Agreement may be terminated by their terms or by the terms of the Distribution Agreement, as applicable. DWS-

SDI is a wholly-owned subsidiary of Deutsche Bank AG. The address for DWS-SDI is 222 South Riverside Plaza, Chicago, IL 60606-5808.

Transfer Agent and Service Agent

DWS Scudder Investments Service Company (“DWS-SISC”) serves as transfer agent of the Trust and of the Funds pursuant to a transfer agency agreement. DWS-SISC’s headquarters is 222 South Riverside Plaza, Chicago, IL 60606-5808. Under its transfer agency agreement with the Trust, DWS-SISC maintains the shareholder account records for the Funds, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust. DWS-SISC is compensated by ICCC out of its administration fee and may be reimbursed by the Funds for its out-of-pocket expenses.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. (“DST”), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by DWS-SISC, not by the Funds.

The Fund compensates Service Agents whose customers invest in shares of the Funds for providing certain personal, account administration and/or shareholder liaison services. DWS-SISC acts as a Service Agent pursuant to its agreement with the Trust. DWS-SISC is paid by the Administrator and receives no additional compensation from the Funds for such shareholder services. The service fees of any other Service Agents, including broker-dealers, will be paid by DWS-SISC from its fees. The services provided by a Service Agent may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client’s account balance, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as the Administrator or the Service Agent’s clients may reasonably request and agree upon with the Service Agent. Service Agents may separately charge their clients additional fees only to cover provision of additional or more comprehensive services not already provided under the Administration and Services Agreements with ICCC, or of the type or scope not generally offered by a mutual fund, such as cash management services or enhanced retirement or trust reporting. In addition, investors may be charged a transaction fee if they effect transactions in Fund shares through a broker or agent. Each Service Agent has agreed to transmit to shareholders, who are its customers, appropriate disclosures of any fees that it may charge them directly.

Custodian

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as Custodian for the Trust. As Custodian, State Street holds each Fund’s assets.

Expenses

Each Fund bears its own expenses. Operating expenses for each Fund generally consist of all costs not specifically borne by the Administrator or DWS-SDI, including administration and services fees, fees for necessary professional services, amortization of organizational expenses and costs associated with regulatory compliance and maintaining legal existence and shareholder relations.

Counsel and Independent Registered Public Accounting Firm

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, serves as counsel to the Trust and from time to time provides certain legal services to the Advisor and the Administrator. PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110 has been selected as the independent registered public accounting firm for the Trust.

ORGANIZATION OF THE TRUST

The Trust was organized on July 21, 1986 under the laws of the Commonwealth of Massachusetts. Each Fund is a mutual fund: an investment that pools shareholders’ money and invests it toward a specified goal. Each Fund is a separate series of the Trust. The Trust offers shares of beneficial interest of separate series, par value $0.001 per share. The interests in each Fund are divided into separate series, no series of which has any preference over any other series. The shares of each series participate equally in the earnings, dividends and assets of the particular series. The shares of the other series of the Trust are offered through separate prospectuses and statements of additional information. The Trust may create and issue additional series of shares. The Trust’s Declaration of Trust permits the Trustees to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a series. Each share represents an equal proportionate interest in a series with each other share. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. No series of shares has any preference over any other series.

The Trust is an entity commonly known as a “Massachusetts business trust.” Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of such Trust and requires that notice of this disclaimer be given in the agreement, obligation or instrument entered into or executed by a Trust or a Trustee. The Declaration of Trust provides for indemnification from such Trust’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of shareholders incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees without a meeting. When matters are submitted for shareholder vote, shareholders of a Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of the Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of a Fund are not entitled to vote on Trust matters that do not affect the Fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of such Trust’s outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust’s outstanding shares.

Shares of the Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees. Upon liquidation of a Fund, shareholders of that Fund would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

DWS Advisor Funds was organized under the name BT Tax-Free Investment Trust, changed its name to BT Investment Funds on May 16, 1988 and assumed the name of Scudder Advisor Funds on May 16, 2003. DWS Advisor Funds, the current name, was put in place on February 6, 2006.

DIVIDENDS

Each Fund declares dividends from its net income daily and pays the dividends monthly. Each Fund reserves the right to include realized short-term gains, if any, in such daily dividends. Distributions of each Fund’s net realized long-term capital gains, if any, and any undistributed net realized short-term capital gains are normally declared and paid annually at the end of the fiscal year in which they were earned to the extent they are not offset by any capital loss carry forwards. Unless a shareholder instructs the Trust to pay dividends or capital gains distributions in cash, dividends and distributions will automatically be reinvested at NAV in additional shares of the Fund that paid the dividend or distribution.

TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in a Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

As described above: (i) the Tax Free Money Fund Investment is designed to provide investors with current income that is excluded from gross income for federal income tax purposes and (ii) the NY Tax Free Money Fund Investment is designed to provide investors with current income that is excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income taxes. The Funds are not intended to constitute balanced investment programs and are not designed for investors seeking capital gains, maximum income or maximum tax-exempt income irrespective of fluctuations in principal. Investment in the Tax Free Money Fund Investment or the NY Tax Free Money Fund Investment would not be suitable for tax-exempt institutions, qualified retirement plans, H.R. 10 plans and individual retirement accounts since such investors would not gain any additional tax benefit from the receipt of tax-exempt income.

Taxation of the Funds. Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and has qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, a Fund must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income:

(a)	Each Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derives 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income).

(b)	Each Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer of such other securities to a value not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the US government or other regulated investment companies) of any one issuer, of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships.

(c)	Each Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.

Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but that are not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund’s taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund’s distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of the Fund.

A Fund may at times buy tax-exempt investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in the Fund’s ordinary income and will be ordinary income when it is paid to you. A Fund’s investments in these and certain other debt obligations may cause the Fund to recognize taxable income in excess of the cash received from such obligations. If this happens, the Fund may be required to sell other investments in order to satisfy its distribution requirements.

Taxation of Fund distributions. Distributions from a Fund generally will be taxable to shareholders as ordinary income to the extent derived from taxable investment income and net short-term capital gains. Any dividends paid by the fund that are properly designated as exempt-interest dividends, however, will not be subject to regular federal income tax. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year), if any, properly designated as capital gain dividends will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund. Each Fund expects that it generally will not earn or distribute any long-term capital gains. In addition, each Fund expects that none of its distributions will be treated as “qualified dividend income” eligible for taxation at the rates generally applicable to long-term capital gains for individuals.

Exempt-interest dividends may be excluded by shareholders of a Fund from their gross income for regular federal income tax purposes. Because the Tax Free Money Fund Investment and the NY Tax Free Money Fund Investment will distribute exempt-interest dividends, all or a portion of any interest on indebtedness incurred by a shareholder to purchase or carry shares of these Funds will not be deductible for federal income tax and New York State and New York City personal income tax purposes. In addition, the Code may require a shareholder of these Funds, if he receives exempt-interest dividends, to treat as taxable income a portion of certain otherwise nontaxable social security and railroad retirement benefit payments. Furthermore, that portion of any exempt-interest dividend paid by one of these Funds that represents income from private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a

“related person” thereof. Moreover, as noted in the Prospectus for these Funds, some or all of a Fund’s dividends and distributions may be specific preference items, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code and (ii) subject to a federal alternative minimum tax, the federal “branch profits” tax or the federal “excess net passive income” tax.

The Internal Revenue Service may decide that a tax-exempt security no longer meets the requirements for such exempt status. If any tax-exempt security held by a Fund were disqualified, interest received from such security would be taxable income.

NY Tax Free Money Fund Investment. Individual New York resident shareholders of NY Tax Free Money Fund Investment will not be subject to New York State or New York City personal income tax on distributions received from the Fund to the extent such distributions (i) constitute exempt-interest dividends under Section 852(b)(5) of the Code and (ii) are attributable to interest on New York Municipal Obligations. Exempt-interest dividends are not excluded in determining New York State franchise or New York City business taxes on corporations and financial institutions.

Sale or redemption of shares. The sale, exchange or redemption of Fund shares is considered a taxable event. However, because each Fund seeks to maintain a consistent $1.00 share price, you should not realize any taxable gain or loss when you sell or exchange shares. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. As it is not expected that more than 50% of the value of a Fund’s total assets will consist of securities issued by foreign corporations, neither Fund will be eligible to pass through to its shareholders their proportionate share of any foreign taxes paid by a Fund, with the result that shareholders will not be able to include in income, and will not be entitled to take any credits or deductions for such foreign taxes.

Other tax considerations. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of a Fund may be subject to state and local taxes on taxable distributions received from the Fund and on redemptions of the Fund’s shares. Any shareholder who is not a US Person (as such term is defined in the Code) should consider the US and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a flat US withholding tax rate of 30% (or a potentially lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from US sources under the Code.

Each shareholder will receive after the close of the calendar year an annual statement as to the federal income (and, in the case of the NY Tax Free Money Fund Investment, New York State and New York City) income tax status of his dividends and distributions from the Fund for the prior calendar year. These statements will also designate the amount of exempt-interest dividends that is a specific preference item for purposes of the federal individual and corporate alternative minimum taxes. The dollar amount of dividends excluded from federal income taxation or exempt from New York State and New York City personal income taxation, and the dollar amount subject to such income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder’s investment in a Fund. To the extent that the Funds earn taxable net investment income, each of the Funds intends to designate as taxable dividends the same percentage of each day’s dividend as its taxable net investment income bears to its total net investment income earned on that day. Therefore, the percentage of each day’s dividend designated as taxable, if any, may vary from day to day.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

FINANCIAL STATEMENTS

The financial statements, including the investment portfolio, of each Fund, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Funds dated December 31, 2005, are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information. A copy of the Funds’ Annual Report may be obtained without charge by contacting the Funds’ Service Center at 1-800-730-1313.

APPENDIX

Description of Securities Ratings

Description of S&P corporate bond ratings:

AAA—Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA—Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

S&P’s letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major categories, except in the AAA rating category.

Description of Moody’s corporate bond ratings:

Aaa—Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody’s applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Fitch corporate bond ratings:

AAA—Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

AA—Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien in many cases directly following an AAA security or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to ratings by the lesser financial power of the enterprise and more local type of market.

Description of S&P’s municipal bond ratings:

AAA—Prime—These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligation Bonds—In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds—Debt service coverage has been, and is expected to remain, substantial; stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA—High Grade—The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

S&P’s letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

Description of Moody’s municipal bond ratings:

Aaa—Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody’s may apply the numerical modifier 1 in each generic rating classification from Aa through B. The modifier 1 indicates that the security within its generic rating classification possesses the strongest investment attributes.

Description of S&P municipal note ratings:

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1 or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

Description of Moody’s municipal note ratings:

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG-1/VMIG-2 are of high quality, with ample margins of protection, although not as large as the preceding group.

Description of S&P commercial paper ratings:

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+.

Description of Moody’s commercial paper ratings:

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

Description of Fitch commercial paper ratings:

F1+—Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F1—Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issue.

STATEMENT OF ADDITIONAL INFORMATION

MAY 1, 2006

Investment Advisor of the Funds

Deutsche Asset Management, Inc.

345 Park Avenue

New York, NY 10154

Distributor

DWS Scudder Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606-5808

Custodian

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02110

Administrator

Investment Company Capital Corp.

One South Street

Baltimore, MD 21201

Transfer Agent

DWS Scudder Investment Service Company

222 South Riverside Plaza

Chicago, IL 60606-5808

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

125 High Street

Boston, MA 02110

Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019-6099

No person has been authorized to give any information or to make any representations other than those contained in the Trust’s Prospectus, its SAI or the Trust’s official sales literature in connection with the offering of the Trust’s shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectus nor this SAI constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

The CUSIP numbers for each Fund discussed in this SAI are:

Tax Free Money Investment:	233364-714
NY Tax Free Money Fund Investment:	233364-698

APRIL 30, 2006

Annual Report to Shareholders

Tax-Exempt Portfolio

DWS Tax-Exempt Cash Institutional Shares Fund #148

(formerly Scudder Tax-Exempt Cash Institutional Shares)

Tax-Exempt Cash Managed Shares Fund #248

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, visit

www.dws-scudder.com. We advise you to consider the portfolio’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the portfolio. Please read the prospectus carefully before you invest.

Portfolio Management Review

In the following interview, Portfolio Manager Sonelius Kendrick-Smith discusses the market environment and the performance of Cash Account Trust — Tax-Exempt Portfolio Shares during the 12-month period ended April 30, 2006.

Q: Will you discuss the market environment for the portfolio during its most recent fiscal year?

A: During the 12-month period ended April 30, 2006, the US economy showed its resiliency despite a devastating 2005 hurricane season and continual increases in energy and commodity prices. Monthly job growth was the most important economic indicator for the money markets as the period began, but the market’s focus gradually shifted to a careful watch for signs of increasing inflation. Going forward, the markets will be watching closely for any changes in monetary policy from new US Federal Reserve Board (the Fed) Chairman Ben Bernanke.

During the period, the Fed continued to increase short-term interest rates in an attempt to undo the easing of monetary policy that occurred up until June 2004. The Fed raised the federal funds rate — the overnight rate charged by banks when they borrow money from each other, which guides other interest rates — to 4.75% in eight quarter-percentage-point increments over the 12-month period. Despite the increases in the federal funds rate, longer-term yields remained low for most of the period, creating a relatively flat yield curve.1 Throughout 2005 and early 2006, the Fed repeated its statements that additional rate increases might be needed going forward to keep the risks to economic growth and price stability in balance.

[1]	The yield curve is a graph with a horizontal line that shows how high or low yields are, from the shortest to the longest maturities. Typically, the line rises from left to right as investors who are willing to tie up their money for a longer period of time are rewarded with higher yields.

At the end of April 2006, the one-year London Interbank Offered Rate (LIBOR), an industry standard for measuring one-year money market rates, stood at 5.33%, compared with 3.68% twelve months earlier.

Portfolio Performance

As of April 30, 2006

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in them.

	7-Day Current Yield
DWS Tax-Exempt Cash Institutional Shares	3.40%
(Equivalent Taxable Yield)	5.23	%*
Tax-Exempt Cash Managed Shares	3.20%
(Equivalent Taxable Yield)	4.92	%*

Yields are historical, will fluctuate, and do not guarantee future performance. The 7-day current yield refers to the income paid by the portfolios over a 7-day period expressed as an annual percentage rate. For the most current yield information, visit our Web site at www.dws-scudder.com.

*	The equivalent taxable yield allows you to compare with the performance of taxable money market funds. For the Tax-Exempt Portfolio, the equivalent taxable yield is based upon the marginal income tax rate of 35%. Income may be subject to local taxes and, for some investors, the alternative minimum tax.

The premium level of the LIBOR (which is set by the market) over the federal funds rate (which is fixed by the Fed) of 4.75% demonstrated the market’s concern that the Fed may raise short-term interest rates at least one to two more times in order to stave off any resurgence of inflation. At the same time, there is a sense within the market that 2006 may be a year of transition, that the Fed will probably discontinue its rate increases this year and that investors will be looking to see how well Bernanke can fine-tune the economy by utilizing the Fed’s control over short-term rates. The market consensus at the close of the period was that Bernanke had stumbled somewhat by confiding to a television reporter that he felt that his congressional testimony (from which investors had concluded that the Fed would pause in raising rates) had been misinterpreted. The market will be hoping that the Fed can prevent undue volatility by making a smooth transition to the anticipated change in monetary policy over the course of 2006.

Q: How did the portfolio perform over its most recent fiscal year?

A: We were able to maintain a competitive yield in Cash Account Trust — Tax-Exempt Portfolio Shares. (All performance is historical and does not guarantee future results. Yields fluctuate and are not guaranteed.)

Q: In light of market conditions during the period, what has been the strategy for the Tax-Exempt Portfolio?

A: Over the period, we continued to focus on the highest-quality investments for the portfolio while seeking competitive yields across the municipal investment spectrum. We also maintained a cautious stance by targeting an average maturity similar to the Tax-Exempt Portfolio’s peers. In most years, during “tax season,” tax-free money fund investors withdraw substantial amounts of cash from the market to pay their tax bills. Last year, tax-related selling pressure extended for a longer period than usual as we saw substantial tax payment withdrawals in April and May 2005. (In contrast, tax-related selling of municipal money market securities was comparatively restrained through the first quarter of 2006.) As a result of these sales, floating-rate issuers were forced to raise their rates to attract new investors. Our strategy during the first two months of the portfolio’s most recent fiscal year was to increase the portfolio’s floating-rate position to take advantage of the increase in rates. Up until year-end 2005, this strategy worked well for the Tax-Exempt Portfolio, but in late 2005 the overweight position in floating-rate securities detracted slightly from returns.2 Late in the 12-month period, the portfolio once again benefited from its floating-rate position as we boosted our allocation there to take advantage of an increase in floating-rate interest coupons. The interest rate of floating-rate securities adjusts periodically based on indices such as the Bond Market Association Index of Variable Rate Demand Notes.3 Because the interest rates of these instruments adjust as market conditions change, they provide flexibility in an uncertain interest rate environment.

Q: Will you describe your investment philosophy?

A: We continue our insistence on the highest credit quality within the portfolio. We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the portfolio and to seek competitive tax-free yield for our shareholders.

A group of investment professionals is responsible for the day-to-day management of the portfolio. These professionals have a broad range of experience managing money market funds.

[2]	“Overweight” means the portfolio holds a higher weighting in a given sector or security than the benchmark. “Underweight” means the portfolio holds a lower weighting.
[3]	The Bond Market Association Index of Variable Rate Demand Notes is a weekly high-grade market index consisting of seven-day, tax-exempt, variable-rate demand notes produced by Municipal Market Data Group. Actual issues are selected from Municipal Market Data’s database of more than 10,000 active issues. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

The views expressed in this report reflect those of the portfolio managers only through the end of the period stated above. The managers’ views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Information About Your Portfolio’s Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended April 30, 2006.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2006

Actual Portfolio Return	DWS Tax-Exempt Cash Institutional Shares	Tax-Exempt Cash Managed Shares
Beginning Account Value 11/1/05	$1,000.00	$1,000.00
Ending Account Value 4/30/06	$1,014.40	$1,013.40
Expenses Paid per $1,000*	$1.05	$2.15

Hypothetical 5% Portfolio Return	DWS Tax-Exempt Cash Institutional Shares	Tax-Exempt Cash Managed Shares
Beginning Account Value 11/1/05	$1,000.00	$1,000.00
Ending Account Value 4/30/06	$1,023.75	$1,022.66
Expenses Paid per $1,000*	$1.05	$2.16

*	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios
DWS Tax-Exempt Cash Institutional Shares	.21%
Tax-Exempt Cash Managed Shares	.43%

For more information, please refer to each Portfolio’s prospectus.

Portfolio Summary

Cash Account Trust — Tax-Exempt Portfolio

Asset Allocation (net of other assets and liabilities)

	4/30/06	4/30/05
Municipal Investments
Municipal Variable Rate Demand Notes	75%	73%
Municipal Bonds and Notes	25%	27%
	100%	100%
Weighted Average Maturity
Cash Account Trust — Tax-Exempt Portfolio	17 days	21 days
National Tax-Free Retail Money Fund Average***	23 days	27 days

***	The Portfolio is compared to its respective iMoneyNet category: National Tax-Free Retail Money Fund Average — Category consists of all national tax-free and municipal retail funds. Portfolio Holdings of tax-free Funds include Rated and Unrated Demand Notes, Rated and Unrated General Market Notes; Commercial Paper; Put Bonds — 6 months and less; Put Bonds — over 6 months; AMT Paper and Other Tax-Free Holdings.

Asset allocation and weighted average maturity are subject to change. For more complete details about the Portfolio’s holdings, see pages 8-15. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolios as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio’s top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Portfolio of Investments as of April 30, 2006

	Principal Amount ($)	Value ($)
Tax-Exempt Portfolio

Municipal Investments 99.1%
Alabama 0.6%
Alabama, Housing Finance Authority, Multi-Family Housing Revenue, Heatherbrooke Project, Series C, 3.84%*, 6/15/2026	1,700,000	1,700,000
Jefferson County, AL, Sewer Revenue, Capital Improvement Waste, Series A, 3.82%*, 2/1/2042 (a)	3,000,000	3,000,000

		4,700,000

Arizona 3.8%
Apache County, AZ, Industrial Development Authority Revenue, Tucson Electric Power Co., Series 83C, 3.8%*, 12/15/2018, Bank of New York (b)	1,000,000	1,000,000
Arizona, Salt River Project, Agricultural Improvement & Power Distribution Revenue, 3.23%, 5/5/2006	12,000,000	12,000,000
Arizona, School Facilities Board, Certificates of Participation, Series 735, 144A, 3.55%*, 3/1/2013 (a)	10,955,000	10,955,000
Salt River, AZ, Agricultural Improvement & Power District, Series B, 3.15%, 5/2/2006	8,000,000	8,000,000

		31,955,000

California 2.6%
California, Golden State Tobacco Securitization Corp., Tobacco Settlement Revenue, Series R-411CE, 144A, 3.85%*, 6/1/2045	5,000,000	5,000,000
California, Housing Finance Agency Revenue, Multi-Family Housing, Series C, AMT, 3.9%*, 2/1/2037	2,600,000	2,600,000
California, State Department of Water Resources, Power Supply Revenue:
Series G-3, 3.8%*, 5/1/2016 (a)	1,050,000	1,050,000
Series C-7, 3.8%*, 5/1/2022 (a)	10,100,000	10,100,000
California, State General Obligation, Series PT-1555, 144A, 3.84%*, 10/1/2010 (a)	100,000	100,000
California, Statewide Communities Development Authority, Multi-Family Revenue, Housing Village at Shaw Apartments, Series E, AMT, 3.88%*, 11/15/2035	1,000,000	1,000,000
Sacramento, CA, Housing Authority, Multi-Family Revenue, Phoenix Park II Apartments, Series F, AMT, 3.87%*, 10/1/2036, Citibank NA (b)	2,170,000	2,170,000

		22,020,000

Colorado 3.0%
Adams & Weld Counties, CO, Brighton School District No. 27J, Series R-6514, 144A, 3.84%*, 12/1/2024 (a)	1,400,000	1,400,000
Colorado, Educational & Cultural Facilities Authority Revenue, Vail Mountain School Project, 3.87%*, 5/1/2033, KeyBank NA (b)	1,800,000	1,800,000
Colorado, Health Facilities Authority Revenue, Catholic Health, Series B-1, 3.8%*, 3/1/2023	2,800,000	2,800,000
Colorado, Health Facilities Authority Revenue, Frasier Meadows Manor Project, 3.81%*, 6/1/2021, Bank One NA (b)	1,335,000	1,335,000
Colorado, Municipal Securities Trust Certificates, Series 2004-220-A, 144A, 3.92%*, 2/15/2023 (a)	12,265,000	12,265,000
Denver, CO, City & County Economic Development Revenue, Western Stock Show Project, 3.9%*, 7/1/2029, Bank One Colorado NA (b)	2,300,000	2,300,000
Denver, CO, City & County Special Facilities Airport Revenue, Worldport at DIA Project, Series A, AMT, 3.94%*, 12/1/2029, JPMorgan Chase Bank (b)	3,380,000	3,380,000

		25,280,000

Delaware 0.6%
Sussex County, DE, Industrial Development Revenue, Perdue Agrirecycle LLC Project, AMT, 3.85%*, 1/1/2013, SunTrust Bank (b)	5,000,000	5,000,000

District of Columbia 0.9%
Washington D.C., Metropolitan Airport Authority System, Series C, AMT, 3.85%*, 10/1/2021 (a)	7,690,000	7,690,000

Florida 9.5%
Broward County, FL, Housing Finance Authority, Multi-Family Housing Revenue, Series PT-703, 144A, 3.82%*, 9/1/2026	7,820,000	7,820,000
Broward County, FL, School Board Certificates of Participation, Series R-1056, 144A, 3.84%*, 7/1/2019 (a)	2,660,000	2,660,000
Collier County, FL, School Board, Certificates of Participation, Series MT-147, 144A, 3.84%*, 2/15/2021 (a)	1,195,000	1,195,000
Florida, Capital Trust Agency Revenue, Aero Miami FX Project-Air Cargo, AMT, 3.88%*, 8/1/2034, Bank One NA (b)	5,235,000	5,235,000
Florida, Municipal Securities Trust Certificates, “A”, Series 7007, AMT, 144A, 3.88%*, 3/1/2040 (a)	2,750,000	2,750,000
Florida, State Board of Public Education, Series I, 5.0%, 6/1/2006	2,250,000	2,254,021
Florida, Sunshine State Governmental Financing Commission Revenue, Lehman Convention 3/1/2000, 3.87%*, 7/1/2016 (a)	430,000	430,000
Gulf Breeze, FL, Municipal Bond Fund Revenue, Series A, 3.81%*, 3/31/2021, Bank of America NA (b)	5,575,000	5,575,000
Highlands County, FL, Health Facilities Authority Revenue, Hospital Adventist Health Systems, Series B, 3.8%*, 11/15/2009, SunTrust Bank (b)	5,900,000	5,900,000
Jacksonville, FL, Economic Development Community Health Care Facilities Revenue, 3.79%*, 10/1/2015, SunTrust Bank (b)	1,300,000	1,300,000
Jacksonville, FL, Electric Authority Revenue, Series 200-F, 3.35%, 6/19/2006	18,800,000	18,800,000
Jacksonville, FL, Health Facilities Authority, Hospital Revenue, Series A, 3.79%*, 8/15/2033, Bank of America NA (b)	5,000,000	5,000,000
Miami-Dade County, FL, Industrial Development Authority Revenue, Gulliver Schools Project, 3.85%*, 9/1/2029, Bank of America NA (b)	1,400,000	1,400,000
Miami-Dade County, FL, Industrial Development Authority Revenue, Palmer Trinity Private College Project, 3.87%*, 9/1/2035, KeyBank NA (b)	2,175,000	2,175,000
Orange County, FL, Educational Facilities Authority Revenue, Rollins College Project, 3.79%*, 5/1/2031, Bank of America NA (b)	2,040,000	2,040,000
Palm Beach County, FL, Community Foundation for Palm Beach Project Revenue, 3.82%*, 3/1/2034, Northern Trust Company (b)	2,200,000	2,200,000
Pasco County, FL, School Board Certificates of Participation, 3.8%*, 8/1/2026 (a)	2,400,000	2,400,000
Sarasota County, FL, Health Care Facility Authority Revenue, Jewish Housing, Series A, 3.82%*, 7/1/2035, Bank of America NA (b)	4,100,000	4,100,000
Sarasota County, FL, Utility System Revenue, Series 852, 144A, 3.84%*, 4/1/2013 (a)	3,990,000	3,990,000
Seminole County, FL, Industrial Development Authority Revenue, Masters Academy Project, 3.82%*, 11/1/2034, Allied Irish Bank PLC (b)	2,500,000	2,500,000

		79,724,021

Georgia 1.2%
Atlanta, GA, Airport Revenue, Series C-1, 3.84%*, 1/1/2030 (a)	1,000,000	1,000,000
Burke County, GA, Development Authority, Pollution Control Revenue, Oglethorpe Power Corp., 3.79%*, 1/1/2022 (a)	150,000	150,000
Greene County, GA, Development Authority Sewage Facility Revenue, Carey Station WRF LLC Project, AMT, 3.85%*, 9/1/2024, Wachovia Bank NA (b)	4,080,000	4,080,000
Macon-Bibb County, GA, Hospital Authority Revenue, Anticipation Certificates, Medical Center of Central Georgia, 3.8%*, 12/1/2018, SunTrust Bank (b)	775,000	775,000
Rockdale County, GA, Hospital Authority Revenue, Anticipation Certificates, 3.79%*, 10/1/2027, SunTrust Bank (b)	4,315,000	4,315,000

		10,320,000

Idaho 0.9%
Power County, ID, Industrial Development Authority, FMC Corp. Project, AMT, 3.85%*, 4/1/2014, Wachovia Bank NA (b)	7,500,000	7,500,000

Illinois 7.3%
Chicago, IL, General Obligation, Series B-1, 3.81%*, 1/1/2034 (a)	1,300,000	1,300,000
Chicago, IL, Multi-Family Housing Revenue, Series F3-D, AMT, 144A, 4.0%*, 7/15/2039	13,305,000	13,305,000
Chicago, IL, O’Hare International Airport Revenue, Series MT-049, AMT, 144A, 3.88%*, 1/1/2017 (a)	1,995,000	1,995,000
Chicago, IL, Sales & Tax Revenue, Series SG-131, 144A, 3.84%*, 1/1/2027 (a)	4,425,000	4,425,000
Cook County, IL, State General Obligation, Series B-11, 144A, 3.82%*, 11/15/2025 (a)	3,540,000	3,540,000
Du Page County, IL, Benedictine University Building Project, 3.82%*, 7/1/2024, National City Bank Midwest (b)	3,500,000	3,500,000
Illinois, Development Finance Authority Revenue, FXD Chicago Symphony Project, 3.82%*, 12/1/2033, Bank One NA (b)	1,000,000	1,000,000
Illinois, Development Finance Authority Revenue, Museum of Contemporary Art Project, 3.83%*, 2/1/2029, Bank One NA (b)	675,000	675,000
Illinois, Development Finance Authority, Industrial Development Revenue, Home Run Inn Frozen Foods, AMT, 3.95%*, 4/1/2020, Bank One NA (b)	3,150,000	3,150,000
Illinois, Development Finance Authority, Industrial Development Revenue, Katlaw Tretam & Co. Project, AMT, 3.88%*, 8/1/2027, LaSalle Bank NA (b)	2,760,000	2,760,000
Illinois, Development Finance Authority, Multi-Family Revenue, Cypress Creek Project, AMT, 3.92%*, 6/1/2033, LaSalle Bank NA (b)	7,420,000	7,420,000
Illinois, Educational Facilities Authority Revenue, 3.2%, 5/3/2006	7,000,000	7,000,000
Illinois, Municipal Securities Trust Certificates, Series 7006, 144A, 3.82%*, 1/1/2031 (a)	6,245,000	6,245,000
Lake County, IL, Warren Township High School District No. 121 Gurnee, Series R-2157, 144A, 3.43%*, 3/1/2024 (a)	3,485,000	3,485,000
Tinley Park, IL, Industrial Development Revenue, Harbor Tool Manufacturing, Inc., Project, AMT, 3.88%*, 7/1/2020, LaSalle Bank NA (b)	1,225,000	1,225,000

		61,025,000

Indiana 3.4%
ABN AMRO, Munitops Certificates Trust, Series 2005-7, 144A, 3.85%*, 7/10/2013 (a)	9,060,000	9,060,000
Columbia City, IN, Economic Development Revenue, Precision Plastics Project, AMT, 3.9%*, 11/30/2017, Northern Trust Company (b)	1,700,000	1,700,000
Indiana, Health Facility Financing Authority Revenue, Ascension Health Credit Group, Series A-2, 2.72%*, 11/15/2036	6,500,000	6,500,000
Indiana, State Development Finance Authority, Industrial Development Revenue, Enterprise Center I Project, AMT, 3.88%*, 6/1/2022, LaSalle Bank NA (b)	2,900,000	2,900,000
Indiana, State Development Finance Authority, Industrial Development Revenue, Enterprise Center II Project, AMT, 3.88%*, 6/1/2022, LaSalle Bank NA (b)	2,000,000	2,000,000
Indiana, State Development Finance Authority, Industrial Development Revenue, Enterprise Center IV Project, AMT, 3.88%*, 6/1/2022, LaSalle Bank NA (b)	1,000,000	1,000,000
Indiana, Transportation Finance Authority Highway Revenue, Series 853, 144A, 3.84%*, 6/1/2017 (a)	1,800,000	1,800,000
Portage, IN, Economic Development Revenue, Breckenridge Apartments Project, AMT, 3.86%*, 5/1/2025, LaSalle National Bank (b)	3,650,000	3,650,000

		28,610,000

Iowa 0.1%
Iowa, Finance Authority Hospital Facility Revenue, Iowa Health Systems, Series B, 3.82%*, 7/1/2015 (a)	800,000	800,000

Kansas 0.3%
Kansas, State Development Finance Authority Hospital Revenue, Adventist Health, Sunbelt, Series C, 3.8%*, 11/15/2030, SunTrust Bank (b)	2,500,000	2,500,000

Kentucky 4.4%
Boone County, KY, Pollution Control Revenue, Cincinnati Gas & Electric Co., Series A, 3.36%*, 8/1/2013, Calyon Bank (b)	3,500,000	3,500,000
Breckinridge County, KY, Lease Program Revenue, Kentucky Association of Counties Leasing Trust, Series A, 3.81%*, 2/1/2032, US Bank NA (b)	165,000	165,000

Pendleton, KY, Country Lease:
3.37%, 5/24/2006	21,000,000	21,000,000
3.44%, 5/3/2006	12,000,000	12,000,000
Shelby County, KY, Lease Revenue, Series A, 3.81%*, 9/1/2034, US Bank NA (b)	100,000	100,000

		36,765,000

Louisiana 0.9%
Louisiana, State General Obligation, Series 1254, 144A, 3.42%*, 8/1/2013 (a)	7,345,000	7,345,000

Maine 2.6%
Maine, State Bond Anticipation Notes, 4.0%, 6/22/2006	1,100,000	1,101,691
Maine, State Housing Authority Mortgage Purchase, Series G, AMT, 3.84%*, 11/15/2037	5,000,000	5,000,000
Maine, State Tax Anticipation Notes, 4.0%, 6/30/2006	16,000,000	16,033,293

		22,134,984

Maryland 0.8%
Gaithersburg, MD, Economic Development Revenue, Asbury Methodist Village, 3.82%*, 1/1/2034, KBC Bank NV (b)	2,525,000	2,525,000
Montgomery County, MD, Economic Development Revenue, Howard Hughes Medical Facility, Series A, 3.82%*, 10/15/2020	4,000,000	4,000,000

		6,525,000

Massachusetts 1.8%
Massachusetts, Bay Transportation Authority Revenue, Series SG-156, 144A, 3.91%*, 7/1/2030	1,700,000	1,700,000
Massachusetts, Development Finance Agency, Industrial Development Revenue, North Shore YMCA Project, 3.86%*, 11/1/2022, KeyBank NA (b)	40,000	40,000
Massachusetts, Municipal Securities Trust Certificates, Series 9062-A, 144A, 3.85%*, 6/19/2013 (a)	13,225,000	13,225,000

		14,965,000

Michigan 3.9%
Detroit, MI, ABN AMRO, Munitops Certificates Trust, Series 2003-3, 144A, 3.83%*, 1/1/2011 (a)	3,000,000	3,000,000
Detroit, MI, City School District, Series PT-1844, 144A, 3.83%*, 5/1/2011 (a)	100,000	100,000
Detroit, MI, Sewer Disposal Revenue, Series E, 3.0%*, 7/1/2031 (a)	28,500,000	28,500,000
Michigan, University of Michigan Hospital Revenues:
Series A-2, 3.78%*, 12/1/2024	1,000,000	1,000,000
Series A, 3.78%*, 12/1/2027	260,000	260,000
Oakland County, MI, Economic Development Corp., Limited Obligation Revenue, Rochester College Project, 3.87%*, 8/1/2021, Bank One Michigan (b)	100,000	100,000

		32,960,000

Missouri 1.0%
Missouri, Development Finance Board, Air Cargo Facility Revenue, St. Louis Airport, AMT, 3.88%*, 3/1/2030, American National Bank & Trust (b)	8,000,000	8,000,000

Nevada 0.3%
Las Vegas Valley, NV, Water District, Series B-10, 144A, 3.82%*, 6/1/2024 (a)	2,080,000	2,080,000

New Jersey 3.1%
New Jersey, Economic Development Authority Revenue, Series R-331, 144A, 3.83%*, 12/15/2015 (a)	3,850,000	3,850,000
New Jersey, Economic Development Authority Revenue, Keystone Project, 3.43%, 6/1/2006	7,000,000	7,000,000
New Jersey, Economic Development Authority, Special Facility Revenue, Port Newark Container LLC, AMT, 3.83%*, 7/1/2030, Citibank NA (b)	600,000	600,000
New Jersey, State Housing & Mortgage Finance Agency, Multi-Family Revenue, Series A, AMT, 3.8%*, 5/1/2028 (a)	2,790,000	2,790,000
New Jersey, State Transportation Corp., Certificates of Participation, Series PA-785, 144A, 3.83%*, 9/15/2015 (a)	4,265,000	4,265,000
New Jersey, State Transportation Trust Fund Authority Revenue:
Series PT-2488, 144A, 3.82%*, 12/15/2017 (a)	6,200,00	6,200,000
Series PA-802, 144A, 3.83%*, 12/15/2009 (a)	1,325,000	1,325,000

		26,030,000

New York 0.2%
New York City, NY, Transitional Finance Authority Revenue, NYC Recovery, Series 3-F, 3.8%*, 11/1/2022	1,900,000	1,900,000

North Carolina 0.8%
North Carolina, Capital Facilities Finance, 3.17%, 5/4/2006	2,475,000	2,475,000
North Carolina, Capital Facilities Finance Agency, Educational Facilities Revenue, Salem Academy & College Project, 3.82%*, 8/1/2030, Branch Banking & Trust (b)	2,000,000	2,000,000
North Carolina, Medical Care Community Hospital Revenue, Southeastern Regional Medical Center, 3.82%*, 6/1/2037, Branch Banking & Trust (b)	2,500,000	2,500,000

		6,975,000

Ohio 2.4%
Cuyahoga County, OH, Hospital Revenue, Improvement Metrohealth System, 3.82%*, 2/1/2035, National City Bank (b)	4,975,000	4,975,000
Cuyahoga, OH, Community College District, General Receipts, Series B, 3.81%*, 12/1/2032 (a)	3,700,000	3,700,000
Franklin County, OH, Hospital Revenue, Series R-55, 144A, 3.84%*, 6/1/2017	11,705,000	11,705,000

		20,380,000

Oklahoma 0.4%
Blaine County, OK, Industrial Development Authority Revenue, Seaboard Project, AMT, 3.85%*, 11/1/2018, SunTrust Bank (b)	3,700,000	3,700,000

Oregon 1.6%
Oregon, State Department of Administrative Services, Certificates of Participation, Series PT-1679, 144A, 3.84%*, 11/1/2012 (a)	4,125,000	4,125,000
Portland, OR, Sewer System Revenue, Series PT-2435, 144A, 3.84%*, 10/1/2023 (a)	6,660,000	6,660,000
Salem, OR, Hospital Facility Authority Revenue, Capital Manor, Inc. Project, 3.85%*, 5/1/2034, Bank of America NA (b)	2,470,000	2,470,000

		13,255,000

Pennsylvania 3.9%
Allegheny County, PA, Hospital Development Authority Revenue, Health Care Dialysis Clinic, 3.8%*, 12/1/2019, Bank of America NA (b)	850,000	850,000
Allentown, PA, Area Hospital Authority Revenue, Sacred Heart Hospital, Series B, 3.83%*, 7/1/2023, Wachovia Bank NA (b)	3,355,000	3,355,000
Dallastown, PA, Area School District, 3.82%*, 2/1/2018 (a)	2,865,000	2,865,000
Latrobe, PA, Industrial Development Authority Revenue, Greensburg Diocese, 3.85%*, 6/1/2033, Allied Irish Bank PLC (b)	2,000,000	2,000,000
Luzerne County, PA, Industrial Development Authority Revenue, Pennsummit Tubular LLC, Series A, AMT, 3.9%*, 2/1/2021, Wachovia Bank NA (b)	3,000,000	3,000,000
Montgomery County, PA, Industrial Development Authority, Pollution Control Revenue, Series B, AMT, 3.85%*, 10/1/2034, Wachovia Bank NA (b)	4,600,000	4,600,000
Pennsylvania, State Higher Education Assistance Agency, Student Loan Revenue, Series A, AMT, 3.91%*, 3/1/2027 (a)	5,700,000	5,700,000
Pennsylvania, State Higher Educational Facilities Authority, Hospital Revenue, Series MT-042, 144A, 3.86%*, 1/1/2024	10,525,000	10,525,000

		32,895,000

Rhode Island 0.2%
Narragansett, RI, Bay Commission, Waste Water System Revenue, Series K7-D, 144A, 3.9%*, 8/1/2035 (a)	2,000,000	2,000,000

South Carolina 1.2%
South Carolina, Municipal Securities Trust Certificates, “A”, Series 2005-245, 144A, 3.92%*, 5/15/2024 (a)	9,955,000	9,955,000

Tennessee 7.3%
Chattanooga, TN, Health Educational & Housing Facility Board Revenue, Catholic Health, Series C, 3.8%*, 5/1/2039	3,000,000	3,000,000
Clarksville, TN, Public Building Authority Revenue:
3.8%*, 7/1/2031, Bank of America NA (b)	2,100,000	2,100,000
3.8%*, 1/1/2033, Bank of America NA (b)	1,450,000	1,450,000
Marion County, TN, Industrial & Environmental Development Board, Valmont Industries, Inc. Project, AMT, 3.85%*, 6/1/2025, Wachovia Bank NA (b)	8,500,000	8,500,000
Montgomery County, TN, Public Building Authority, Pooled Financing Revenue, Tennessee County Loan Pool, 3.8%*, 4/1/2032, Bank of America NA (b)	2,600,000	2,600,000
Shelby County, TN, Tax Anticipation Notes, 4.0%, 6/30/2006	12,740,000	12,767,554
Tennessee, Tennergy Corp., Gas Revenue, Stars Certificates, Series 2006-001, 144A, 3.85%*, 5/1/2016	21,000,000	21,000,000
Tennessee, Tennergy Corp., Gas Revenue, Series 1258Q, 144A, 3.86%*, 11/1/2013	10,000,000	10,000,000

		61,417,554

Texas 20.5%
ABN AMRO, Munitops Certificates Trust, Series 2004-38, 144A, 3.85%*, 2/15/2011	4,005,000	4,005,000
Bexar County, TX, Health Facilities Development Corp. Revenue, Air Force Village, 3.79%*, 8/15/2030, Bank of America NA (b)	2,000,000	2,000,000
Clear Creek, TX, Independent School District, Series 04, 144A, 3.82%*, 2/15/2029 (a)	3,845,000	3,845,000
Frisco, TX, Independent School District, “A”, Series 2006, SGC-1, 144A, 3.84%*, 7/16/2030	2,965,000	2,965,000
Galena Park, TX, Independent School District, Series SG-153, 144A, 3.84%*, 8/15/2023	4,050,000	4,050,000
Harris County, TX, General Obligation:
3.4%, 5/4/2006	15,568,000	15,568,000
3.45%, 6/2/2006	14,700,000	14,700,000
Harris County, TX, Health Facilities Development Corp. Revenue, Texas Medical Center Project, 3.81%*, 9/1/2031 (a)	1,150,000	1,150,000
Harris County, TX:
Series 1099, 144A, 3.84%*, 8/15/2009 (a)	2,800,000	2,800,000
Series 1111, 144A, 3.84%*, 8/15/2009 (a)	6,470,000	6,470,000
Hidalgo County, TX, General Obligation, Public Improvements, Series R-2148, 144A, 3.84%*, 8/15/2024 (a)	7,355,000	7,355,000
Houston, TX, Airport System Revenue, Series SG-161, 144A, 3.84%*, 7/1/2032 (a)	5,000,000	5,000,000
McAllen, TX, Independent School District, Municipal Securities Trust Receipts, Series 61-A, 144A, 3.84%*, 2/15/2030	3,000,000	3,000,000
Northside, TX, Independent School District, School Building, 2.85%*, 6/15/2035	8,000,000	8,000,000
San Antonio, TX, Electric & Gas Revenue:
3.28%, 5/15/2006	8,000,000	8,000,000
Series PT-1706, 144A, 3.85%*, 8/1/2012	6,860,000	6,860,000
Texas, Lower Colorado River Authority, 3.45%, 5/25/2006	7,000,000	7,000,000
Texas, Municipal Securities Trust Certificates, “A”, Series 2005-235, 144A, 3.92%*, 4/5/2023 (a)	5,760,000	5,760,000
Texas, Public Finance Auto, 3.4%, 5/1/2006	6,000,000	6,000,000
Texas, State General Obligation:
3.23%, 5/22/2006	3,500,000	3,500,000
3.53%, 6/7/2006	14,000,000	14,000,000
Texas, State Veterans Housing Assistance II, Series B, AMT, 3.86%*, 12/1/2034	5,000,000	5,000,000
Texas, University of Texas Permanent University Fund, Series R-7517, 144A, 3.84%*, 7/1/2020	5,155,000	5,155,000
Texas, University of Texas Revenues, 3.51%, 8/3/2006	21,500,000	21,500,000
Travis County, TX, Health Facilities Development Corp., Retirement Facility Revenue, Querencia Barton Creek, Series C, 3.8%*, 11/15/2035, LaSalle Bank NA (b)	2,000,000	2,000,000
Wylie, TX, Independent School District, Series R-3004, 144A, 3.84%*, 8/15/2022	6,600,000	6,600,000

		172,283,000

Utah 0.2%
Alpine, UT, General Obligation, School District, Series PT-436, 144A, 3.84%*, 3/15/2007	595,000	595,000
Utah, State Housing Finance Agency, Single Family Mortgage, Series E-1, AMT, 3.92%*, 7/1/2031	850,000	850,000

		1,445,000

Vermont 0.9%
Vermont, Municipal Bond Bank, Series R, 144A, 3.84%*, 12/1/2021 (a)	6,320,000	6,320,000
Vermont, State Student Assistance Corp., Student Loan Revenue, 3.3%*, 1/1/2008, State Street Bank & Trust Co. (b)	1,500,000	1,500,000

		7,820,000

Virginia 0.9%
Alexandria, VA, Redevelopment & Multi-Family Housing Authority Revenue, Fairfield Village Square Project, Series A, AMT, 3.89%*, 1/15/2039	2,000,000	2,000,000
Henrico County, VA, Economic Development Authority, Industrial Development Revenue, Colonial Mechanical Corp., AMT, 3.85%*, 8/1/2020, Wachovia Bank NA (b)	3,900,000	3,900,000
Winchester, VA, Industrial Development Authority, Residential Care Facility Revenue, Westminster Cantenbury, Series B, 3.82%*, 1/1/2010, Branch Banking & Trust (b)	1,400,000	1,400,000

		7,300,000

Washington 5.2%
King County, WA, Public Hospital District No. 002, Series R-6036, 144A, 3.84%*, 12/1/2023 (a)	3,980,000	3,980,000
Lewis County, WA, Public Utilities District Number 1, 144A, 3.84%*, 10/1/2023 (a)	4,330,000	4,330,000
Seattle, WA, Housing Authority Revenue, Newholly Project, Phase III, AMT, 3.86%*, 12/1/2034, KeyBank NA (b)	2,420,000	2,420,000
Seattle, WA, Water System Revenue, Series R-4006, 144A, 3.84%*, 9/1/2022 (a)	4,950,000	4,950,000
Washington, Municipal Securities Trust Certificates, “A”, Series 2006-250, 144A, 3.85%*, 8/14/2015 (a)	7,570,000	7,570,000
Washington, State General Obligation, Series A-11, 144A, 3.82%*, 6/1/2017 (a)	2,740,000	2,740,000
Washington, State Health Care Facilities Authority Revenue, Seattle Cancer Care, 3.81%*, 3/1/2035, KeyBank NA (b)	3,950,000	3,950,000
Washington, State Housing Finance Commission, Multi-Family Housing Revenue, Vintage Silverdale, Series A, AMT, 3.89%*, 9/15/2039	8,000,000	8,000,000
Washington, State Housing Finance Commission, Multi-Family Revenue, Cedar Ridge Retirement, Series A, AMT, 3.92%*, 10/1/2041, Wells Fargo Bank NA (b)	1,000,000	1,000,000
Washington, State Housing Finance Commission, Multi-Family Revenue, Highland Park Apartments Project, Series A, AMT, 3.87%*, 7/15/2038, Bank of America NA (b)	3,000,000	3,000,000
Washington, State Housing Finance Commission, Multi-Family Revenue, Park Vista Retirement Project, Series A, AMT, 3.95%*, 3/1/2041, Bank of America NA (b)	1,550,000	1,550,000

		43,490,000

Wisconsin 0.4%
Whitewater, WI, Industrial Development Revenue, MacLean Fogg Co. Project, AMT, 3.85%*, 12/1/2009, Bank of America (b)	3,000,000	3,000,000

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $831,744,559)+	99.1	831,744,559
Other Assets and Liabilities, Net	0.9	7,373,997

Net Assets	100.0	839,118,556

*	Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of April 30, 2006.
+	The cost for federal income tax purposes was $831,744,559.

(a) Bond is insured by one of these companies:

Insurance Coverage	As a % of Total Investment Portfolio
AMBAC Financial Group	8.4
Financial Guaranty Insurance Company	7.5
Financial Security Assurance, Inc.	8.2
MBIA Corporation	7.6

(b) The security incorporates a letter of credit from a major bank.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2006

Assets	Tax-Exempt Portfolio
Investments:
Investments in securities, at amortized cost	$831,744,559
Total investments in securities, at amortized cost	831,744,559
Cash	318,723
Receivable for investments sold	2,895,000
Interest receivable	5,906,844
Receivable for Portfolio shares sold	86,267
Other assets	49,866

Total assets	841,001,259

Liabilities
Dividends payable	1,394,731
Accrued management fee	122,830
Other accrued expenses and payables	365,142
Total liabilities	1,882,703

Net assets, at value	$839,118,556

Net Assets
Net assets consist of:

Undistributed net investment income	7,551
Paid-in capital	839,111,005

Net assets, at value	$839,118,556

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2006 (continued)

Net Asset Value	Tax-Exempt Portfolio
Capital Assets Funds Shares

Net assets applicable to shares outstanding	$30,458,277
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	30,457,315

Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$1.00

Davidson Cash Equivalent Shares

Net assets applicable to shares outstanding	$50,741,563
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	50,738,387

Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$1.00

DWS Tax-Exempt Cash Institutional Shares

Net assets applicable to shares outstanding	$370,355,609
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	370,371,394

Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$1.00

Tax-Exempt Cash Managed Shares

Net assets applicable to shares outstanding	$247,517,035
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	247,513,160

Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$1.00

Premier Money Market Shares

Net assets applicable to shares outstanding	$118,992,488
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	118,990,343

Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$1.00

Service Shares

Net assets applicable to shares outstanding	$21,053,584
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	21,052,477

Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended April 30, 2006

Investment Income	Tax-Exempt Portfolio
Income:

Interest	$27,951,382
Expenses:

Management fee	1,595,008
Services to shareholders	845,596
Custodian fees	38,720
Distribution service fees	1,733,241
Auditing	52,559
Legal	59,341
Trustees’ fees and expenses	46,668
Reports to shareholders	66,614
Registration fees	107,870
Other	61,850

Total expenses, before expense reductions	4,607,467
Expense reductions	(54,395)
Total expenses, after expense reductions	4,553,072

Net investment income	23,398,310

Net realized gain (loss) on investment transactions	34,225

Net increase (decrease) in net assets resulting from operations	$23,432,535

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Tax-Exempt Portfolio
	Years Ended April 30,
Increase (Decrease) in Net Assets	2006	2005
Operations:

Net investment income	$23,398,310	$12,870,413
Net realized gain (loss) on investment transactions	34,225	(31,164)
Net increase from payments by affiliates and net gains realized on the disposal of investments in violation of restrictions	—	5,041
Net increase in net assets resulting from operations	23,432,535	12,844,290
Distributions to shareholders from:

Net investment income:

Capital Assets Funds Shares	(457,433)	—
Davidson Cash Equivalent Shares	(934,315)	(185,447)
DWS Tax-Exempt Cash Institutional Shares	(10,631,006)	(6,945,982)
Tax-Exempt Cash Managed Shares	(8,595,538)	(5,201,247)
Premier Money Market Shares	(2,296,090)	(778,626)
Service Shares*	(482,612)	—
Service Shares**	(216)	(1,175)
Portfolio share transactions:
Proceeds from shares sold	3,907,244,211	4,462,777,205
Reinvestment of distributions	8,001,297	3,220,556
Cost of shares redeemed	(4,060,664,720)	(4,403,612,919)
Net increase (decrease) in net assets from Fund share transactions	(145,419,212)	62,384,842
Increase (decrease) in net assets	(145,383,886)	62,116,655
Net assets at beginning of period	984,502,442	922,385,787

Net assets at end of period (including undistributed net investment income of $7,551 and $6,227, respectively, for the Tax-Exempt Portfolio)	$839,118,556	$984,502,442

*	Service Shares class of the Tax-Exempt Portfolio was known as Service Shares II.
**	The Tax-Exempt Portfolio’s Service Shares liquidated on June 1, 2005.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Tax-Exempt Portfolio — DWS Tax-Exempt Cash Institutional Shares

Years Ended April 30,	2006	2005		2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00		$1.00	$1.00	$1.00
Net investment income	.026	.014		.009	.012	.02
Less distributions from net investment income	(.026)	(.014)		(.009)	(.012)	(.02)

Net asset value, end of period	$1.00	$1.00		$1.00	$1.00	$1.00

Total Return (%)	2.64	1.38	[a]	.86	1.17	1.98

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	370	413		331	284	202
Ratio of expenses before expense reductions (%)	.21	.21		.20	.23	.21
Ratio of expenses after expense reductions (%)	.21	.20		.20	.23	.21
Ratio of net investment income (%)	2.61	1.38		.85	1.18	1.95

Tax-Exempt Portfolio — Tax-Exempt Cash Managed Shares

Years Ended April 30,	2006	2005		2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00		$1.00	$1.00	$1.00
Net investment income	.024	.012		.006	.009	.02
Less distributions from net investment income	(.024)	(.012)		(.006)	(.009)	(.02)

Net asset value, end of period	$1.00	$1.00		$1.00	$1.00	$1.00

Total Return (%)	2.41	1.20	[a]	.56	.91	1.71

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	248	417		417	259	195
Ratio of expenses (%)	.43	.43		.43	.49	.45
Ratio of net investment income (%)	2.39	1.16		.62	.91	1.71

[a]	Total return includes income resulting from a nonrecurring adjustment in expenses. Without this adjustment, total return would have been 1.15%.

Notes to Financial Statements

1. Significant Accounting Policies

Cash Account Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Trust offers three portfolios: Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio (the “Portfolios”). The financial statements of Government & Agency Securities Portfolio and Money Market Portfolio are presented in separate annual reports.

Tax-Exempt Portfolio (the “Portfolio”) offers six classes of shares: Capital Assets Funds Shares (commencement of operations June 15, 2005), Davidson Cash Equivalent Shares, DWS Tax-Exempt Cash Institutional Shares, Tax-Exempt Cash Managed Shares, Premier Money Market Shares and Service Shares. On May 18, 2005, Service Shares II commenced operations. Effective June 1, 2005, shares of the Service Shares were liquidated. On July 25, 2005, Service Shares II was renamed Service Shares.

The financial highlights for the Service Shares, Capital Assets Funds Shares, Davidson Cash Equivalent Shares and Premier Money Market Shares of the Tax-Exempt Portfolio are provided separately and are available upon request.

The Portfolio’s investment income, realized and unrealized gains and losses, and certain Portfolio-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares of that Portfolio, except that each class bears certain expenses unique to that class such as distribution service fees, shareholder service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Trust have equal rights with respect to voting subject to class-specific arrangements.

The Portfolio’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolios in the preparation of their financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Repurchase Agreements. The Portfolio may enter into repurchase agreements with certain banks and broker/dealers whereby the Portfolio, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodial bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Portfolio has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Portfolio’s claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Portfolio paid no federal income taxes and no federal income tax provision was required.

During the year ended April 30, 2006, the Tax-Exempt Portfolio utilized $34,000 of its capital loss carryforward. At April 30, 2006, the Tax-Exempt Portfolio had no tax basis loss carryforward.

Distribution of Income. Net investment income of the Portfolio is declared as a daily dividend and is distributed to shareholders monthly.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Portfolio.

At April 30, 2006, the Portfolio’s components of distributable earnings on a tax-basis are as follows:

Tax-Exempt Portfolio:
Undistributed tax-exempt income	$1,410,953

In addition, during the years ended April 30, 2006 and April 30, 2005, the tax character of distributions paid to shareholders by the Portfolio is summarized as follows:

	2006	2005
Tax-Exempt Portfolio:
Distributions from tax-exempt income	$23,397,210	$13,112,477

Expenses. Expenses of the Trust arising in connection with a specific Portfolio are allocated to that Portfolio. Other Trust expenses which cannot be directly attributed to a Portfolio are apportioned pro rata on the basis of relative net assets among the Portfolios in the Trust.

Contingencies. In the normal course of business, the Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet been made. However, based on experience, the Portfolio expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

2. Related Parties

Management Agreement. Under the Management Agreement, Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Trust in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolio. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to 1/12 of the annual rate of 0.22% of the first $500,000,000 of the Portfolios’ combined average daily net assets, 0.20% of the next $500,000,000 of such net assets, 0.175% of the next $1,000,000,000 of such net assets, 0.16% of the next $1,000,000,000 of such net assets and 0.15% of such net assets in excess of $3,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended April 30, 2006, the Portfolio incurred management fees equivalent to the following annualized effective rates of the Portfolio’s average daily net assets:

Annual Effective Rate (%)
Tax-Exempt Portfolio	.16

The Advisor and certain of its subsidiaries also have agreed to maintain the expenses of the Capital Assets Funds Shares, Davidson Cash Equivalent Shares and Service Shares of each Portfolio at certain rates for the year ended April 30, 2006. These rates are disclosed in the respective share classes’ annual reports that are provided separately and are available upon request.

Service Provider Fees. DWS Scudder Investments Service Company (“DWS-SISC”), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent of the Trust. For the year ended April 30, 2006, the amounts charged to the Portfolios by DWS-SISC were as follows:

	Total Aggregated	Waived	Unpaid at April 30, 2006
Tax-Exempt Portfolio:
Capital Assets Funds Shares	$62,043	$9,058	$9,970
Davidson Cash Equivalent Shares	63,419	19,805	9,091
DWS Tax-Exempt Cash Institutional Shares	13,460	—	1,818
Tax-Exempt Cash Managed Shares	283,034	—	47,947
Premier Money Market Shares	342,764	—	56,253
Service Shares*	70,964	17,233	7,578

*	For the period from May 18, 2005 (commencement of operations) to April 30, 2006. Formerly known as Service Shares II.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. (“DST”), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Portfolio.

Distribution Service Agreement. The Trust has a distribution service agreement with DWS Scudder Distributors, Inc. (“DWS-SDI”), a subsidiary of the Advisor.

For the year ended April 30, 2006, the Distribution Fee was as follows:

	Distribution Fee	Unpaid at April 30, 2006	Annual Effective Rate	Contractual Rate (Up To)
Tax-Exempt Portfolio:
Capital Assets Funds Shares	$81,539		$8,334.33%	.33%
Davidson Cash Equivalent Shares	139,168		13,056.30%	.30%
Premier Money Market Shares	310,748		27,187.25%	.25%
Service Shares*	163,943		11,425.60%	.60%

*	For the period from May 18, 2005 (commencement of operations) to April 30, 2006. Formerly known as Service Shares II.

In addition, DWS-SDI provides information and administrative services to the Capital Assets Funds Shares, the Davidson Cash Equivalent Shares, the Premier Money Market Shares and the DWS Tax-Exempt Cash Managed Shares which pay DWS-SDI a fee (“Service Fee”). A portion of these fees may be paid pursuant to a Rule 12b-1 plan.

For the year ended April 30, 2006, the Service Fee was as follows:

	Service Fee	Unpaid at April 30, 2006	Annual Effective Rate	Contractual Rate (up To)
Tax-Exempt Portfolio:
Capital Assets Funds Shares	$61,772		$6,185.25%	.25%
Davidson Cash Equivalent Shares	115,973		10,722.25%	.25%
Tax-Exempt Cash Managed Shares	549,290		33,684.15%	.25%
Premier Money Market Shares	310,748		25,413.25%	.25%

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and certain regulatory filing services to the Portfolio. For the year ended April 30, 2006, the amounts charged to the Portfolio by DeIM included in reports to shareholders were as follows:

	Total Aggregated	Unpaid at April 30, 2006
Tax-Exempt Portfolio	$27,290	$8,680

Trustees’ Fees and Expenses. The Trust pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

3. Expense Reductions

For the year ended April 30, 2006, the Advisor has agreed to reimburse the Portfolio the following amounts, which represent a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider:

Amount ($)
Tax-Exempt Portfolio	5,929

In addition, the Trust has entered into arrangements with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Portfolio’s expenses. During the year ended April 30, 2006, the Portfolio’s custody fee was reduced as follows:

Amount ($)
Tax-Exempt Portfolio	2,370

4. Line of Credit

The Trust and several other affiliated funds (the “Participants”) share in a $750 million revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

5. Share Transactions

The following table summarizes share and dollar activity in the Portfolio:

	Year Ended April 30, 2006		Year Ended April 30, 2005
Tax-Exempt Portfolio	Shares	Dollars	Shares	Dollars
Shares sold
Capital Assets Funds Shares*	78,865,315	$78,865,315	—	$—
Davidson Cash Equivalent Shares	123,356,457	123,356,457	71,532,662 **	71,532,662 **
DWS Tax-Exempt Cash Institutional Shares	2,454,329,923	2,454,329,923	2,776,213,754	2,776,213,754
Tax-Exempt Cash Managed Shares	671,513,645	671,513,645	1,171,502,649	1,171,503,395
Premier Money Market Shares	351,027,086	351,027,086	443,434,434	443,434,434
Service Shares***	—	—	92,960	92,960
Service Shares****	228,151,786	228,151,786	—	—

		$3,907,244,212		$4,462,777,205

Shares issued to shareholders in reinvestment of distributions
Capital Assets Funds Shares*	452,753	$452,753	—	$—
Davidson Cash Equivalent Shares	928,287	928,287	183,681 **	183,681 **
DWS Tax-Exempt Cash Institutional Shares	3,832,160	3,832,160	2,252,835	2,252,835
Tax-Exempt Cash Managed Shares	24,596	24,596	36,140	36,140
Premier Money Market Shares	2,283,722	2,283,722	746,756	746,756
Service Shares***	216	216	1,144	1,144
Service Shares****	479,563	479,563	—	—

		$8,001,297		$3,220,556

Shares redeemed
Capital Assets Funds Shares*	(48,860,753)	$(48,860,753)	—	$—
Davidson Cash Equivalent Shares	(107,174,545)	(107,174,545)	(38,088,155)**	(38,088,155)**
DWS Tax-Exempt Cash Institutional Shares	(2,500,358,225)	(2,500,358,225)	(2,696,864,747)	(2,696,864,747)
Tax-Exempt Cash Managed Shares	(841,507,583)	(841,507,583)	(1,170,764,269)	(1,170,764,269)
Premier Money Market Shares	(355,049,760)	(355,049,760)	(497,782,264)	(497,782,264)
Service Shares***	(134,982)	(134,982)	(113,484)	(113,484)
Service Shares****	(207,578,872)	(207,578,872)	—	—

		$(4,060,664,720)		$(4,403,612,919)

Net increase (decrease)
Capital Assets Funds Shares*	30,457,315	$30,457,315	—	$—
Davidson Cash Equivalent Shares	17,110,199	17,110,199	33,628,188 **	33,628,188 **
DWS Tax-Exempt Cash Institutional Shares	(42,196,142)	(42,196,142)	81,601,842	81,601,842
Tax-Exempt Cash Managed Shares	(169,969,342)	(169,969,342)	774,520	775,266
Premier Money Market Shares	(1,738,952)	(1,738,952)	(53,601,074)	(53,601,074)
Service Shares***	(134,766)	(134,766)	(19,380)	(19,380)
Service Shares****	21,052,477	21,052,477	—	—

		$(145,419,211)		$62,384,842

*	For the period from June 15, 2005 (commencement of operations) to April 30, 2006.
**	For the period from September 28, 2004 (commencement of operations) to April 30, 2005.
***	Effective June 1, 2005, shares of the Service Shares were liquidated.
****	For the period from May 18, 2005 (commencement of operations) to April 30, 2006. Formerly known as Service Shares II.

6. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM’s practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors’ payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors’ procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Cash Account Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Tax-Exempt Portfolio (the “Portfolio”), one of the portfolios constituting Cash Account Trust (the “Trust”), as of April 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2006, by correspondence with the custodian or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Tax-Exempt Portfolio of Cash Account Trust at April 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

June 12, 2006

Tax Information (Unaudited)

For the Tax-Exempt Portfolio, of the dividends paid from net investment income for the taxable year ended April 30, 2006, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Other Information

Proxy Voting

A description of the portfolio’s policies and procedures for voting proxies for portfolio securities and information about how the portfolio voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on “proxy voting”at the bottom of the page) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the portfolio’s policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Portfolio of Investments

Following the portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Regulatory and Litigation Matters

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of April 30, 2006. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Trustee’s term of office extends until the next shareholders’ meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairperson, 2004-present Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present) ; Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	71

John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: First Oak Brook Bancshares, Inc.; Oak Brook Bank; Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company)	71

Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	71

James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	71

Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	71

Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	71

William McClayton (1944) Trustee, 2004-present	Managing Director of Finance and Administration, DiamondCluster International, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	71

Robert H. Wadsworth (1940) Trustee, 2004-present	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Director, The European Equity Fund, Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The Central Europe and Russia Fund, Inc. (since 1990). Formerly, Trustee of New York Board DWS Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies)	74

*	Inception date of the corporation which was the predecessor to the L.L.C.

Interested Officers2

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Michael Colon[4] (1969) President, 2006-present	Managing Director[3] and Chief Operating Officer, Deutsche Asset Management (since March 2005); President, DWS Global High Income Fund, Inc. (since April 2006), DWS Global Commodities Stock Fund, Inc. (since April 2006), The Brazil Fund, Inc. (since April 2006), The Korea Fund, Inc. (since April 2006); Chief Operating Officer, Deutsche Bank Alex. Brown (2002-2005); Chief Operating Officer, US Equities Division of Deutsche Bank (2000-2002)	n/a

Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[3], Deutsche Asset Management	n/a

Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)	n/a

John Millette[5] (1962) Secretary, 2001-present	Director[3], Deutsche Asset Management	n/a

Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a

Elisa D. Metzger4, (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)	n/a

Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management	n/a

Scott M. McHugh[5] (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management	n/a

John Robbins[4] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[3], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a

Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

[1]	Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.
[2]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
[3]	Executive title, not a board directorship.
[4]	Address: 345 Park Avenue, New York, New York 10154.
[5]	Address: Two International Place, Boston, Massachusetts 02110.

The fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Principal Underwriter

DWS Scudder Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

STIM-2 (44362 6/06)

Deutsche Bank Alex. Brown

Cash Reserve Fund

Prime Series

Treasury Series

Tax-Free Series

Annual Report to Shareholders

March 31, 2006

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, talk to your financial representative or call Shareholder Services at (800) 621-1048. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Please read this fund’s prospectus for specific details regarding its risk profile.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

In the following interview, Cash Reserve Fund Portfolio Managers Geoffrey Gibbs, Darlene Rasel and Sonelius Kendrick-Smith discuss the market environment and the portfolio team’s approach to managing the fund during its most recent fiscal year ended March 31, 2006.

Q: Will you discuss the market environment for the fund during its most recent fiscal year?

A: Over the 12 months ended March 31, 2006, the US economy showed its resiliency, despite devastating hurricanes in the southern United States and continual increases in energy prices. Monthly job growth was the most important economic indicator for the money markets as the year began, but the market’s focus gradually shifted to a careful watch for signs of increasing inflation. Going forward, the markets will be watching closely for any changes in monetary policy from the new US Federal Reserve Board (the Fed) chairman Ben Bernanke.

During the period, the Fed continued its policy of increasing short-term interest rates in an attempt to undo the easing of monetary policy that occurred up until June 2004. The Fed raised the federal funds rate — the overnight rate charged by banks when they borrow money from each other, which guides other interest rates — to 4.75% in eight quarter-percentage-point increments over the 12-month period. Despite the increases in the federal funds rate, longer-term yields remained low for most of the period, creating a relatively flat yield curve.1 Throughout 2005 and early 2006 the Fed repeated its statements that additional rate increases might be needed going forward to keep the risks to economic growth and price stability in balance.

[1]	The yield curve is a graph with a left to right line that shows how high or low yields are, from the shortest to the longest maturities. Typically the line rises from left to right as investors who are willing to tie up their money for a longer period of time are rewarded with higher yields.

At the end of March 2006, the one-year London Interbank Offered Rate (LIBOR), an industry standard for measuring one-year money market rates, stood at 5.25%, compared to 3.85% 12 months earlier. The premium level of LIBOR (which is set by the market) over the federal funds rate (which is fixed by the Fed) of 4.75% demonstrated the market’s concern that the Fed may raise short-term interest rates at least one to two more times in order to stave off any resurgence of inflation. At the same time, there is a sense within the market that 2006 will be a year of transition, that the Fed will probably discontinue its rate increases this year, and that investors will be looking to see how well Bernanke can fine-tune the economy by utilizing the Fed’s control over short-term rates.

Q: How did the fund perform over its most recent fiscal year?

A: We were able to maintain a competitive yield in the Cash Reserve Fund. (All performance is historical and does not guarantee future results. Yields fluctuate and are not guaranteed.)

Q: In light of market conditions during the period, what has been the strategy for the Prime Series?

A: During the period, our strategy was to keep the fund’s average maturity relatively short in order to help reduce risk, limiting our purchases, for the most part, to three-month maturity issues and shorter. For the period, we maintained a significant allocation in floating-rate securities. The interest rate of floating rate securities adjusts periodically based on indices (such as the LIBOR) and the federal funds rate. Because the interest rates of these instruments adjust as market conditions change, they provide flexibility in an uncertain interest rate environment. Our decision to maintain a significant allocation in this sector helped performance during the period.

Q: What has been the strategy for the Treasury Series?

A: During the Treasury Series’ most recent fiscal year, except for the period immediately following the past hurricane season when yields declined briefly, the Treasury yield curve was relatively flat, due in part to large-volume purchases of short-term Treasury instruments by foreign central banks. These purchases kept even the yields of six-month issues at relatively depressed levels. Because the Treasury Series would not be rewarded with higher yields by extending maturity, our strategy was to limit our purchases to issues with maturities of three months or less, and extend maturity opportunistically, as market conditions warranted.

7-Day Current Yield+	(as of 3/31/06)
Prime Shares	4.10%
iMoneyNet First Tier Retail Money Funds Average*	3.87%

Treasury Shares	3.75%
iMoneyNet Treasury Retail Money Funds Average*	3.71%

Tax-Free Shares**	2.44%
iMoneyNet National Retail Tax-Free Money Funds Average*	2.47%

Yields are historical, will fluctuate and do not guarantee future performance. Please call (800) 621-1048 for the funds’ most up-to-date performance.

+	The 7-day current yield refers to the income paid by the fund over a 7-day period expressed as an annual percentage rate.
*	Money Fund Report Averages, a service of iMoneyNet, Inc., are averages for categories of similar money market funds.
**	For certain investors a portion of the Tax-Free Series’ income may be subject to the federal alternative minimum tax. Distribution of the Tax-Free Series’ income may be subject to state and local taxes.

Q: What has been the strategy for the Tax-Free Series?

A: Over the period, we continued to focus on the highest-quality investments for the fund while seeking competitive yields across the municipal investment spectrum. We also maintained a cautious stance by targeting an average maturity similar to the Tax-Free Series’ peers. Most years, during “tax season,” tax-free money fund investors withdraw substantial amounts of money from the market to pay their tax bills. Last year, tax-related selling pressure extended for a longer period than usual as we saw substantial tax payment withdrawals in April and May of 2005. (In contrast, tax-related selling of municipal money market securities was comparatively restrained through the first quarter of 2006.) As a result of these sales, floating-rate issuers were forced to raise their rates to attract new investors. Our strategy during the first two months of the fund’s most recent fiscal year was to increase the portfolio’s floating-rate position to take advantage of the increase in rates. Up until year-end 2005, this strategy worked well for the Tax-Free Series, but at the close of the year the overweight position in floating-rate securities detracted slightly from returns.2 The interest rate of floating-rate securities adjusts periodically based on indices such as the Bond Market Association Index of Variable Rate Demand Notes.3 Because the interest rates of these instruments adjust as market conditions change, they provide flexibility in an uncertain interest rate environment.

[2]	“Overweight” means the fund holds a higher weighting in a given sector or security than the benchmark. “Underweight” means the fund holds a lower weighting.
[3]	The Bond Market Association Index of Variable Rate Demand Notes is a weekly high-grade market index consisting of seven-day, tax-exempt, variable-rate demand notes produced by Municipal Market Data Group. Actual issues are selected from Municipal Market Data’s database of more than 10,000 active issues.

Q: What detracted from the fund’s performance during the period?

A: Following Hurricanes Katrina and Wilma there was concern that the US economy would falter and that the Fed might halt its series of federal funds rate increases — at least temporarily — so as not to further restrain growth. For this reason, we extended the fund’s maturity slightly in early fall 2005. Instead of faltering, the economy continued to perform well, however, and the Fed kept raising rates. For this reason, our decision to briefly extend maturity detracted somewhat from the fund’s yield and total return during the period.

Q: Will you describe your investment philosophy?

A: We continue our insistence on the highest credit quality within the fund. We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the fund and to seek competitive yield for our shareholders.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Information About Each Fund’s Expenses

As an investor, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in each Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended March 31, 2006.

The tables illustrate each Fund’s expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Prime Series

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2006

Actual Fund Return	Prime Shares	Prime Institutional Shares
Beginning Account Value 10/1/05	$1,000.00	$1,000.00
Ending Account Value 3/31/06	$1,017.90	$1,019.80
Expenses Paid per $1,000*	$3.47	$1.56

Hypothetical 5% Fund Return	Prime Shares	Prime Institutional Shares
Beginning Account Value 10/1/05	$1,000.00	$1,000.00
Ending Account Value 3/31/06	$1,021.49	$1,023.39
Expenses Paid per $1,000*	$3.48	$1.56

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios
Prime Shares	.69%
Prime Institutional Shares	.31%

Treasury Series

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2006

Actual Fund Return	Treasury Shares	Treasury Institutional Shares
Beginning Account Value 10/1/05	$1,000.00	$1,000.00
Ending Account Value 3/31/06	$1,016.00	$1,017.90
Expenses Paid per $1,000*	$3.57	$1.71

Hypothetical 5% Fund Return	Treasury Shares	Treasury Institutional Shares
Beginning Account Value 10/1/05	$1,000.00	$1,000.00
Ending Account Value 3/31/06	$1,021.39	$1,023.24
Expenses Paid per $1,000*	$3.58	$1.72

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios
Treasury Shares	.71%
Treasury Institutional Shares	.34%

Tax-Free Series

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2006

Actual Fund Return	Tax-Free Shares	Tax-Free Institutional Shares
Beginning Account Value 10/1/05	$1,000.00	$1,000.00
Ending Account Value 3/31/06	$1,011.30	$1,013.30
Expenses Paid per $1,000*	$3.61	$1.66

Hypothetical 5% Fund Return	Tax-Free Shares	Tax-Free Institutional Shares
Beginning Account Value 10/1/05	$1,000.00	$1,000.00
Ending Account Value 3/31/06	$1,021.34	$1,023.29
Expenses Paid per $1,000*	$3.63	$1.66

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios
Tax-Free Shares	.72%
Tax-Free Institutional Shares	.33%

For more information, please refer to the Funds’ prospectus.

Investment Summary

Prime Series

Asset Allocation	3/31/06	3/31/05
Commercial Paper	42%	30%
Short Term Notes	22%	19%
Repurchase Agreements	14%	22%
Certificates of Deposit and Bank Notes	12%	18%
Funding Agreements	3%	2%
Promissory Notes	3%	3%
Master Notes	2%	2%
US Government Sponsored Agencies	1%	4%
Asset Backed	1%	—

	100%	100%

Weighted Average Maturity
Cash Reserve Fund, Inc. — Prime Series	36 days	38 days
iMoneyNet First Tier Retail Money Funds Average*	38 days	36 days

Treasury Series

Asset Allocation	3/31/06	3/31/05
US Treasury Obligations	100%	100%

Weighted Average Maturity
Cash Reserve Fund, Inc. — Treasury Series	31 days	33 days
iMoneyNet Treasury Retail Money Funds Average*	41 days	31 days

Tax-Free Series

Asset Allocation	3/31/06	3/31/05
Municipal Investments
Municipal Variable Rate Demand Notes	79%	79%
Municipal Bonds and Notes	21%	21%

	100%	100%

Weighted Average Maturity
Cash Reserve Fund, Inc. — Tax-Free Series	17 days	25 days
iMoneyNet National Retail Tax-Free Money Funds Average*	25 days	26 days

*	The Funds are compared to their respective iMoneyNet category: First Tier Retail Money Funds Average — Category includes a widely-recognized composite of money market funds that invest in only first tier (highest rating) securities; Treasury Retail Money Funds Average — Category includes only retail funds that hold 100% in US Treasuries; National Tax-Free Retail Money Funds Average — Category consists of all national tax-free and municipal retail funds.

Asset allocation is subject to change. For more complete details about the Funds’ holdings, see pages 8-17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund’s top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Other Information section for contact information.

Schedule of Investments as of March 31, 2006

Prime Series	Principal Amount ($)	Value ($)
Certificates of Deposit and Bank Notes 12.9%
Bank of Novia Scotia, 4.8%, 5/10/2006	25,000,000	25,000,000
Bank of Tokyo-Mitsubishi-UFJ, Ltd., 4.8%, 5/10/2006	35,000,000	35,000,000
Calyon, 3.685%, 6/2/2006	25,000,000	25,000,000
HBOS Treasury Services PLC:
3.8%, 7/10/2006	70,000,000	70,000,000
4.75%, 12/4/2006	5,000,000	5,000,000
5.0%, 2/12/2007	10,000,000	10,000,000
International Bank for Reconstruction & Development, 4.65%, 4/3/2006	396,000	395,898
Natexis Banque Populaires:
5.0%, 2/8/2007	20,000,000	20,000,000
5.0%, 2/9/2007	10,000,000	10,000,000
Norinchukin Bank, 4.83%, 5/2/2006	20,000,000	20,000,000
Royal Bank of Canada:
4.05%, 7/24/2006	15,000,000	15,000,000
4.775%, 12/1/2006	25,000,000	25,000,808
Royal Bank of Scotland PLC, 4.75%, 12/4/2006	45,000,000	45,000,000
Toronto Dominion Bank:
3.75%, 5/16/2006	10,000,000	9,999,880
3.8%, 7/10/2006	25,000,000	25,000,000

Total Certificates of Deposit and Bank Notes (Cost $340,396,586)		340,396,586

Commercial Paper** 43.9%
American General Finance Corp., 4.9%, 4/3/2006	31,270,000	31,261,488
Apreco, LLC, 4.84%, 4/3/2006	83,300,000	83,277,602
AT&T, Inc.:
4.79%, 4/27/2006	15,000,000	14,948,108
4.86%, 4/3/2006	3,000,000	2,999,190
Atlantis One Funding Corp.:
4.54%, 4/3/2006	20,000,000	19,994,956
4.56%, 4/6/2006	9,000,000	8,994,300
Caisse Nationale des Caisses D’Epargne et Prevoyan, 4.635%, 7/31/2006	25,000,000	24,610,531
Cancara Asset Securitization LLC, 4.775%, 4/7/2006	30,000,000	29,976,125
Chariot Funding LLC, 4.78%, 4/28/2006	11,430,000	11,389,024
Charta, LLC, 4.84%, 4/3/2006	125,000,000	124,966,389
Ciesco, LLC, 4.84%, 4/3/2006	125,000,000	124,966,389
CIT Group, Inc., 4.56%, 4/4/2006	10,000,000	9,996,200
Clipper Receivables Co. LLC, 4.66%, 4/7/2006	617,000	616,521
Cloverleaf International Holdings SA, 4.84%, 4/3/2006	10,100,000	10,097,284
Concentrate Manufacturing Co. of Ireland, 4.64%, 4/12/2006	10,000,000	9,985,822
Davis Square Funding VI Corp., 4.81%, 5/4/2006	10,000,000	9,955,908
Dexia Delaware LLC, 4.8%, 4/5/2006	15,000,000	14,996,000
Falcon Asset Securitization Corp., 4.78%, 5/1/2006	11,015,000	10,971,124
Giro Funding US Corp.:
4.8%, 5/9/2006	15,000,000	14,924,000
4.8%, 5/10/2006	20,000,000	19,896,000
Grampian Funding Ltd., 4.5%, 4/19/2006	45,000,000	44,898,750

Greyhawk Funding LLC:
4.735%, 5/10/2006	20,000,000	19,897,408
4.77%, 5/10/2006	5,300,000	5,272,612
4.78%, 5/1/2006	20,000,000	19,920,333
HSBC Finance Corp., 4.9%, 4/3/2006	30,000,000	29,991,833
Lake Constance Funding LLC, 4.78%, 4/25/2006	20,000,000	19,936,267
Liberty Street Funding:
4.55%, 4/5/2006	20,000,000	19,989,889
4.75%, 4/21/2006	20,000,000	19,947,222
4.78%, 5/1/2006	15,262,000	15,201,206
4.78%, 5/10/2006	22,939,000	22,820,214
Links Finance LLC, 4.85%, 4/3/2006	12,540,000	12,536,621
Mane Funding Corp., 4.75%, 4/24/2006	25,000,000	24,924,132
Nieuw Amsterdam Receivables Corp., 4.78%, 4/25/2006	15,000,000	14,952,200
Park Avenue Receivables Co. LLC, 4.66%, 4/7/2006	3,593,000	3,590,209
Rabobank USA Financial Corp., 4.84%, 4/3/2006	27,000,000	26,992,740
Ranger Funding Co. LLC, 4.78%, 5/3/2006	15,000,000	14,936,267
RWE AG:
4.755%, 5/10/2006	14,000,000	13,927,883
4.8%, 5/1/2006	15,000,000	14,944,000
Scaldis Capital LLC, 4.77%, 4/25/2006	50,000,000	49,841,000
Sysco Corp., 4.85%, 4/3/2006	8,039,000	8,036,834
Tango Finance Corp., 4.57%, 4/12/2006	20,000,000	19,972,072
The Goldman Sachs Group, Inc., 4.83%, 4/3/2006	29,000,000	28,992,218
Total Capital SA, 4.85%, 4/3/2006	93,047,000	93,021,929
UBS Finance (DE) LLC, 4.77%, 5/10/2006	30,000,000	29,844,975

Total Commercial Paper (Cost $1,153,211,775)		1,153,211,775

Short Term Notes* 22.8%
Alliance & Leicester PLC, 4.68%, 12/1/2006	20,000,000	20,000,000
American Express Credit Corp., 4.651%, 1/9/2007	9,000,000	8,999,259
BMW US Capital LLC, 144A, 4.72%, 4/18/2006	10,000,000	10,000,000
BNP Paribas, 4.79%, 10/26/2006	20,000,000	20,000,000
Cancara Asset Securitization LLC, 144A, 4.7%, 8/15/2006	20,000,000	19,998,488
CIT Group, Inc., 4.948%, 2/15/2007	23,000,000	23,040,019
Credit Suisse:
4.93%, 9/26/2006	25,000,000	25,000,000
4.79%, 9/26/2006	25,000,000	25,000,000
Greenwich Capital Holdings:
4.74%, 6/20/2006	23,000,000	23,000,000
4.788%, 10/2/2006	20,000,000	20,000,000
HSBC Bank USA, NA, 4.72%, 5/4/2006	25,000,000	25,001,055
HSBC Finance Corp., 4.69%, 10/27/2006	75,000,000	75,027,760
International Business Machine Corp., 4.68%, 4/5/2007	20,000,000	20,000,000
JPMorgan Chase & Co., 4.45%, 8/11/2006	20,000,000	20,010,707
K2 (USA) LLC, 4.8%, 7/24/2006	20,000,000	20,003,390
Merrill Lynch & Co., Inc.:
4.72%, 2/2/2007	15,000,000	15,000,000
4.728%, 9/15/2006	20,000,000	20,000,000
Morgan Stanley, 4.86%, 7/10/2006	30,000,000	30,000,000
Pfizer Investment Capital PLC, 4.708%, 12/15/2006	20,000,000	20,000,000
Skandinaviska Enskilda Banken, 4.681%, 2/9/2007	10,000,000	10,000,000
Tango Finance Corp.:
144A, 4.710%, 9/18/2006	33,500,000	33,499,584
4.733%, 2/15/2007	50,000,000	50,002,011
The Bear Stearns Companies, Inc., 4.935%, 9/18/2006	50,000,000	50,000,000
The Goldman Sachs Group, Inc., 4.94%, 8/18/2006	15,000,000	15,011,127

Total Short Term Notes (Cost $598,593,400)		598,593,400

Master Notes 1.9%
The Bear Stearns Companies, Inc., 5.0%*, 4/1/2006 (a) (Cost $50,000,000)	50,000,000	50,000,000

US Government Sponsored Agencies 0.9%
Federal National Mortgage Association, 4.05%, 8/14/2006 (Cost $25,000,000)	25,000,000	25,000,000

Funding Agreements 3.2%
Genworth Life Insurance Co.:
4.9%*, 9/1/2006	45,000,000	45,000,000
4.9%*, 3/1/2007	20,000,000	20,000,000
New York Life Insurance Co., 4.57%*, 9/19/2006	20,000,000	20,000,000

Total Funding Agreements (Cost $85,000,000)		85,000,000

Asset Backed 0.8%
Permanent Financing PLC, “1A”, Series 8, 4.38%*, 6/10/2006 (Cost $20,000,000)	20,000,000	20,000,000

Promissory Notes 2.7%
The Goldman Sachs Group, Inc.:
4.77%*, 11/13/2006	50,000,000	50,000,000
4.86%*, 6/30/2006	20,000,000	20,000,000

Total Promissory Notes (Cost $70,000,000)		70,000,000

Repurchase Agreements 14.4%
Merrill Lynch & Co., Inc., 4.85%, dated 3/31/2006, to be repurchased at $150,060,625 on 4/3/2006 (b)	150,000,000	150,000,000
UBS Securities LLC, 4.83%, dated 3/31/2006, to be repurchased at $227,575,853 on 4/3/2006 (c)	227,484,291	227,484,291

Total Repurchase Agreements (Cost $377,484,291)		377,484,291

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $2,719,686,052)+	103.5	2,719,686,052
Other Assets and Liabilities, Net	(3.5)	(92,220,880)
Net Assets	100.0	2,627,465,172

*	Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of March 31, 2006.
**	Annualized yield at the time of purchase; not a coupon rate.
+	The cost for federal income tax purposes was $2,719,686,052.
(a)	Reset date; not maturity date.
(b)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
115,711,486	Federal National Mortgage Association	4.5-10.5	11/1/2010-3/1/2036	113,698,041
40,709,847	Federal Home Loan Mortgage Corp.	4.0-8.5	5/1/2006-3/1/2036	40,805,305

Total Collateral Value				154,503,346

(c)	Collateralized by $238,914,954 Federal Home Loan Mortgage Corp., with various coupon rates from 3.5 — 10.0%, with various maturities, from 5/1/2006 — 3/1/2036, with a value of $234,311,918.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments as of March 31, 2006

Treasury Series	Principal Amount ($)	Value ($)
US Treasury Obligations 100.0%
US Treasury Bills:
3.98%*, 4/20/2006	8,000,000	7,983,196
4.025%*, 4/20/2006	15,000,000	14,968,135
4.035%*, 4/20/2006	15,000,000	14,968,056
4.19%*, 6/15/2006	7,000,000	6,938,896
4.23%*, 4/13/2006	10,000,000	9,985,900
4.235%*, 4/20/2006	2,052,000	2,047,413
4.26%*, 4/20/2006	17,000,000	16,961,778
4.325%*, 4/27/2006	20,000,000	19,937,528
4.35%*, 4/6/2006	14,227,000	14,218,405
4.385%*, 4/13/2006	5,247,000	5,239,331
4.39%*, 4/13/2006	30,000,000	29,956,100
4.395%*, 4/13/2006	30,000,000	29,956,050
4.405%*, 4/13/2006	6,152,000	6,142,967
4.445%*, 5/4/2006	2,535,000	2,524,671
4.45%*, 5/11/2006	20,000,000	19,901,111
4.475%*, 6/15/2006	20,000,000	19,813,542
4.48%*, 6/15/2006	25,100,000	24,865,733
4.485%*, 6/1/2006	17,519,000	17,385,863
4.52%*, 4/13/2006	5,573,000	5,564,603
4.565%*, 4/27/2006	14,139,000	14,092,384
4.57%*, 4/20/2006	44,000,000	43,893,874
4.575%*, 4/20/2006	1,130,000	1,127,272
4.6%*, 4/20/2006	45,000,000	44,890,750

		373,363,558

US Treasury Note, 2.375%, 8/15/2006	4,000,000	3,979,404

Total US Treasury Obligations (Cost $377,342,962)		377,342,962

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $377,342,962)+	100.0	377,342,962
Other Assets and Liabilities, Net	0.0	(103,573)
Net Assets	100.0	377,239,389

*	Annualized yield at time of purchase; not a coupon rate.
+	Cost for federal income tax purposes was $377,342,962.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments as of March 31, 2006

Tax-Free Series	Principal Amount ($)	Value ($)
Municipal Bonds and Notes 99.4%
Alabama 3.3%
Alabama, Housing Finance Authority, Multi-Family Housing Revenue, Heatherbrooke Project, Series C, 3.22%*, 6/15/2026	8,200,000	8,200,000
Alabama, Housing Finance Authority, Multi-Family Housing Revenue, Rime Village Hoover Project, Series A, 3.22%*, 6/15/2026	7,500,000	7,500,000
Alabama, Municipal Securities Trust Certificates, Series 2005-9060, “A”, 144A, 3.23%*, 3/10/2011 (a)	9,055,000	9,055,000
Jefferson County, AL, Sewer Revenue, Capital Improvement Waste, Series A, 3.22%*, 2/1/2042 (a)	5,700,000	5,700,000

		30,455,000

Alaska 0.3%
Anchorage, AK, Core City, General Obligation, Series II-R, 144A, 3.43%*, 6/1/2019 (a)	2,935,000	2,935,000

Arizona 3.8%
Arizona, McAllister Academic Village LLC Revenue, Arizona State University Project, Series A, 3.18%*, 7/1/2045 (a)	4,700,000	4,700,000
Arizona, Salt River Pima-Maricopa Indian Community, 3.18%*, 10/1/2025, Bank of America NA (b)	1,470,000	1,470,000
Arizona, Salt River Project, Agricultural Improvement & Power Distribution Revenue, 3.23%, 5/5/2006	5,925,000	5,925,000
Arizona, Salt River Project, Agricultural Improvement, Series A, 3.13%, 5/4/2006	20,000,000	20,000,000
Arizona, Salt River Project, Agriculture Improvement & Power District, Electric System Revenue, Series 2006-0022, “A”, 144A, 3.21%*, 1/1/2035	3,000,000	3,000,000

		35,095,000

California 4.8%
ABN AMRO, Munitops Certificates Trust:
Series 2005-38, 144A, 3.19%*, 5/1/2013 (a)	8,000,000	8,000,000
Series 2005-43, 144A, 3.19%*, 8/1/2013 (a)	3,250,000	3,250,000
California, Golden State Tobacco Securitization Corp., Tobacco Settlement Revenue, Series R-411CE, 144A, 3.22%*, 6/1/2045	4,000,000	4,000,000
California, School Cash Reserve Program Authority, Series A, 4.0%, 7/6/2006	6,500,000	6,523,319
California, State Department of Water Resources, Center Valley Project Revenue, Series B-32, 144A, 3.2%*, 12/1/2025 (a)	985,000	985,000
California, State General Obligation, Series PT-1555, 144A, 3.21%*, 10/1/2010 (a)	12,790,000	12,790,000
California, State University Revenue, Series PT-2660, 144A, 3.21%*, 11/1/2025 (a)	3,500,000	3,500,000
Fullerton, CA, School District, Series PT-1558, 144A, 3.21%*, 8/1/2021 (a)	5,120,000	5,120,000

		44,168,319

Colorado 3.1%
ABN AMRO, Munitops Certificates Trust, Series 2005-30, 144A, 3.21%*, 6/1/2013 (a)	18,330,000	18,330,000
Colorado, Educational & Cultural Facilities Authority Revenue, National Jewish Board Program, Series C-1, 3.18%*, 9/1/2035, US Bank NA (b)	1,915,000	1,915,000
Colorado, Health Facilities Authority Revenue, Frasier Meadows Manor Project, 3.17%*, 6/1/2021, Bank One NA (b)	4,500,000	4,500,000
Colorado, Transportation/Tolls Revenue, Transportation Department, 144A, 3.21%*, 12/15/2016 (a)	3,300,000	3,300,000

		28,045,000

Delaware 0.8%
Sussex County, DE, First Mortgage Revenue, Cadbury Lewes, Series C, 3.23%*, 1/1/2016, Citizens Bank of PA (b)	7,250,000	7,250,000

District of Columbia 0.4%
District of Columbia, The Washington Home, Inc., Revenue, 3.17%*, 8/1/2029, Wachovia Bank NA (b)	3,695,000	3,695,000

Florida 5.0%
Alachua County, FL, Health Facilities Authority Revenue, Shands Teaching, Series A, 3.18%*, 12/1/2032, SunTrust Bank (b)	1,800,000	1,800,000
Broward County, FL, Housing Finance Authority, Multi-Family Housing Revenue, Series PT-703, 144A, 3.19%*, 8/1/2026	4,200,000	4,200,000
Florida, State Division Board Finance Department, General Services Revenue, Department of Environmental & Preservation 2000, Series A, 6.0%, 7/1/2006 (a)	1,500,000	1,511,463
Florida, Transportation/Tolls Revenue, Turnpike Authority, Series R-4041, 144A, 3.21%*, 7/1/2020 (a)	12,930,000	12,930,000
Gulf Breeze, FL, Municipal Bond Fund Revenue, Series A, 3.18%*, 3/31/2021, Bank of America NA (b)	3,860,000	3,860,000
Highlands County, FL, Health Facilities Authority Revenue, Hospital Adventist Health Systems, Series B, 3.19%*, 11/15/2009, SunTrust Bank (b)	7,060,000	7,060,000
Jacksonville, FL, Electric Authority, Series 2001-C, 3.17%, 4/3/2006	10,000,000	10,000,000
Jacksonville, FL, Health Facilities Revenue, 3.38%, 5/3/2006	1,000,000	1,000,000
Pasco County, FL, School Board Certificates of Participation, 3.17%*, 8/1/2026 (a)	3,300,000	3,300,000

		45,661,463

Georgia 4.2%
Atlanta, GA, Airport Revenue, Series C-1, 3.2%*, 1/1/2030 (a)	1,000,000	1,000,000
Atlanta, GA, Water & Wastewater Revenue, Municipal Securities Trust Receipts, Series SGA-145, 144A, 3.23%*, 11/1/2033 (a)	4,000,000	4,000,000
De Kalb County, GA, Housing Authority, Multi-Family Housing Revenue, Post Asford Project, 3.17%*, 6/1/2025	8,895,000	8,895,000
Fulton County, GA, Development Authority Revenue, Donnellan School Project, 3.18%*, 7/1/2020, Wachovia Bank NA (b)	1,750,000	1,750,000
Fulton County, GA, Development Authority Revenue, Shepherd Center, Inc. Project, 3.18%*, 9/1/2035, SunTrust Bank (b)	6,700,000	6,700,000
La Grange, GA, Development Authority Revenue, La Grange College Project, 3.18%*, 6/1/2031, SunTrust Bank (b)	9,485,000	9,485,000
Macon-Bibb County, GA, Hospital Authority Revenue, Anticipation Certificates, Medical Center of Central Georgia, 3.18%*, 12/1/2018, SunTrust Bank (b)	5,225,000	5,225,000
Monroe County, GA, Development Authority, Pollution Control Revenue, Oglethorpe Power Corp. Project, 3.18%*, 1/1/2018 (a)	1,200,000	1,200,000

		38,255,000

Hawaii 3.6%
ABN AMRO, Munitops Certificates Trust, Series 2004-16, 144A, 3.22%*, 7/1/2012 (a)	4,000,000	4,000,000
Hawaii, General Obligation:
Series R-4553, 144A, 3.21%*, 5/1/2023 (a)	8,980,000	8,980,000
Series R-4545, 144A, 3.43%*, 8/1/2020 (a)	5,165,000	5,165,000
Hawaii, State Department of Budget & Finance, Special Purpose Revenue, Kahala Nui Project, Series D, 3.17%*, 11/15/2033, LaSalle Bank NA (b)	200,000	200,000
Honolulu, HI, City & County, General Obligation, 3.25%, 4/5/2006	14,800,000	14,800,000

		33,145,000

Idaho 1.0%
Idaho, State Tax Anticipation Notes, 4.0%, 6/30/2006	9,500,000	9,531,029

Illinois 6.0%
Chicago, IL, General Obligation, Series A, 144A, 3.2%*, 1/1/2042 (a)	2,690,000	2,690,000
Chicago, IL, Water Revenue, Second Lien, 3.17%*, 11/1/2031 (a)	1,320,000	1,320,000
Du Page County, IL, Benedictine University Building Project, 3.2%*, 7/1/2024, National City Bank Midwest (b)	10,770,000	10,770,000
Illinois, Development Finance Authority Revenue, Chicago Symphony Project, 3.22%*, 12/1/2033, Bank One NA (b)	9,600,000	9,600,000
Illinois, Development Finance Authority Revenue, Fenwick High School Project, 3.28%*, 3/1/2032, JPMorgan Chase Bank (b)	4,500,000	4,500,000
Illinois, Educational Facilities Authority Revenue, 3.2%, 5/3/2006	5,000,000	5,000,000
Illinois, Finance Authority Revenue, North Park University Project, 3.2%*, 7/1/2035, JPMorgan Chase Bank (b)	5,000,000	5,000,000
Illinois, Municipal Securities Trust Certificates, Series 5002-BBT, 144A, 3.3%*, 5/7/2026 (a)	4,000,000	4,000,000
Illinois, Regional Transportation Authority, Series A23, 144A, 3.21%*, 7/1/2030 (a)	4,940,000	4,940,000
Illinois, State General Obligation, Macon Trust, Series L, 3.21%*, 1/1/2031	1,745,000	1,745,000
Lake County, IL, Warren Township High School District No. 121 Gurnee, Series R-2157, 144A, 3.43%*, 3/1/2024 (a)	5,495,000	5,495,000

		55,060,000

Indiana 4.0%
ABN AMRO, Munitops Certificates Trust:
Series 2003-32, 144A, 3.2%*, 1/15/2012 (a)	6,000,000	6,000,000
Series 2005-7, 144A, 3.22%*, 7/10/2013 (a)	8,000,000	8,000,000
Indiana, State Finance Authority, Environmental Revenue, Ispat Inland, Inc., 3.17%*, 6/1/2035, Royal Bank of Scotland (b)	20,000,000	20,000,000
Indiana, Transportation/Tolls Revenue, Series R-4528, 144A, 3.21%*, 6/1/2018 (a)	2,965,000	2,965,000

		36,965,000

Iowa 1.0%
Iowa, Finance Authority Hospital Facility Revenue, Iowa Health Systems:
Series B, 3.19%*, 7/1/2015 (a)	1,300,000	1,300,000
Series B, 3.19%*, 7/1/2020 (a)	4,625,000	4,625,000
Iowa, Finance Authority Revenue, Miss VY Regional Blood Center, 3.19%*, 2/1/2023, Wells Fargo Bank NA (b)	3,400,000	3,400,000

		9,325,000

Kansas 1.9%
Kansas, State Development Finance Authority Hospital Revenue, Adventist Health, Sunbelt:
Series C, 3.19%*, 11/15/2030, SunTrust Bank (b)	5,000,000	5,000,000
Series C, 3.2%*, 11/15/2034, SunTrust Bank (b)	12,500,000	12,500,000

		17,500,000

Kentucky 2.0%
Boone County, KY, Pollution Control Revenue, Cincinnati Gas & Electric Co., Series A, 3.31%*, 8/1/2013, Calyon Bank (b)	6,300,000	6,300,000
Breckinridge County, KY, Lease Program Revenue, Kentucky Association of Counties Leasing Trust, Series A, 3.18%*, 2/1/2032, US Bank NA (b)	43,000	43,000
Kentucky, Asset & Liability Commission Generated Fund, Tax & Revenue Anticipation Notes, Series A, 4.0%, 6/28/2006	6,500,000	6,520,288
Pendleton County, KY, County Lease, 3.37%, 5/24/2006	5,000,000	5,000,000

		17,863,288

Louisiana 0.2%
Louisiana, State Offshore Terminal Authority, Deepwater Port Revenue, Loop LLC Project, Series A, 3.18%*, 9/1/2014, SunTrust Bank (b)	2,200,000	2,200,000

Maryland 1.1%
Montgomery County, MD, Economic Development Revenue, Howard Hughes Medical Facility, Series A, 3.19%*, 10/15/2020	10,000,000	10,000,000

Massachusetts 0.2%
Massachusetts, State Development Finance Agency Revenue, ISO New England, Inc., 3.2%*, 2/1/2032, KeyBank NA (b)	2,000,000	2,000,000

Michigan 6.9%
ABN AMRO, Munitops Certificates Trust, Series 2003-3, 144A, 3.2%*, 1/1/2011 (a)	19,660,000	19,660,000
Detroit, MI, City School District, Series PT-1844, 144A, 3.2%*, 5/1/2011 (a)	3,920,000	3,920,000
Detroit, MI, Sewer Disposal Revenue, Series E, 3.0%*, 7/1/2031 (a)	11,475,000	11,475,000
Flushing, MI, General Obligation, Community Schools, Series R-4517, 144A, 3.21%*, 5/1/2023	5,185,000	5,185,000
Garden City, MI, Hospital Revenue, Series A, 3.2%*, 9/1/2026, First of America Bank (b)	510,000	510,000
Michigan, Certificate of Participation, Series 530, 144A, 3.2%*, 9/1/2011 (a)	4,975,000	4,975,000
Michigan, Higher Education Facilities Authority Revenue, Limited Obligation, Spring Arbor, 3.23%*, 11/1/2030, Comerica Bank (b)	3,355,000	3,355,000
Michigan, Municipal Bond Authority Revenue, Series B-2, 4.0%, 8/18/2006, JPMorgan Chase Bank (b)	4,715,000	4,721,368
Michigan, State General Obligation, Series P-5-D, 144A, 3.18%*, 9/29/2006	10,000,000	10,000,000

		63,801,368

Minnesota 0.5%
Minnesota, MN, State Higher Education Facilities Authority Revenue, University of St. Thomas, Series SIX -H, 3.18%*, 10/1/2032, Bank of New York (b)	4,100,000	4,100,000

Nevada 0.7%
Las Vegas Valley, NV, Water District, Series B-10, 144A, 3.21%*, 6/1/2024 (a)	6,790,000	6,790,000

New Jersey 1.6%
New Jersey, Economic Development Authority Revenue, First Mortgage, Lions Gate Project, Series C, 3.17%*, 1/1/2020, Citizens Bank of PA (b)	4,100,000	4,100,000
New Jersey, Economic Development Authority Revenue, Foreign Trade Zone Project, 3.2%*, 12/1/2007, Bank of New York (b)	1,825,000	1,825,000
New Jersey, Economic Development Authority Revenue, Macon Trust, Series B, 3.2%*, 9/1/2025 (a)	2,000,000	2,000,000
New Jersey, Economic Development Authority Revenue, Morris Museum Project, 3.17%*, 2/1/2031, JPMorgan Chase Bank (b)	4,200,000	4,200,000
New Jersey, State Transportation Trust Fund Authority, Series PT-2494, 144A, 3.2%*, 12/15/2023 (a)	2,530,000	2,530,000

		14,655,000

New Mexico 1.0%
Albuquerque, NM, Airport Facilities Revenue, Series A, 3.28%*, 7/1/2020 (a)	5,000,000	5,000,000
Farmington, NM, Hospital Revenue, San Juan Regional Medical Center Project, Series B, 3.2%*, 6/1/2028, Bank of Nova Scotia (b)	4,500,000	4,500,000

		9,500,000

New York 0.4%
New York City, NY, Industrial Development Agency, Civic Facility Revenue, Allen Stevenson School, 3.2%*, 12/1/2034, Allied Irish Bank PLC (b)	1,000,000	1,000,000
New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue, Series F-2, 3.18%*, 6/15/2033	2,450,000	2,450,000
New York, NY, General Obligation, Series H-3, 3.12%*, 3/1/2034, Bank of New York (b)	200,000	200,000

		3,650,000

North Carolina 0.7%
North Carolina, Medical Care Community, Health Care Facilities Revenue, First Mortgage-Friends Homes, 3.2%*, 9/1/2033, Bank of America NA (b)	3,700,000	3,700,000
North Carolina, Medical Care Community, Retirement Facilities Revenue, First Mortgage-United Methodist, Series B, 3.2%*, 10/1/2035, Branch Banking & Trust (b)	3,000,000	3,000,000

		6,700,000

Ohio 5.2%
Akron Bath Copley, OH, Joint Township Hospital District Revenue, Health Care Facility Summner Project, 3.2%*, 12/1/2032, KBC Bank NV (b)	6,875,000	6,875,000
Athens County, OH, Port Authority, Housing Revenue, University Housing for Ohio, Inc. Project, 3.21%*, 6/1/2032, Wachovia Bank NA (b)	1,840,000	1,840,000
Hamilton County, OH, Health Care Facilities Revenue, Episcopal, Series A, 3.17%*, 6/1/2035, KeyBank NA (b)	6,500,000	6,500,000
Huron County, OH, Hospital Facilities Revenue, Fisher-Titus Medical Center, Series A, 3.19%*, 12/1/2027, National City Bank (b)	15,000,000	15,000,000
Ohio, State Higher Educational Facility Revenue, Cleveland Institution Music Project, 3.2%*, 5/1/2030, National City Bank (b)	5,000,000	5,000,000
Salem, OH, Hospital Revenue, Salem Community, 3.22%*, 9/1/2035, JPMorgan Chase Bank (b)	7,000,000	7,000,000
Summit County, OH, Revenue Anticipation Bonds, Western Reserve Academy Project, 3.2%*, 10/1/2027, KeyBank NA (b)	5,370,000	5,370,000

		47,585,000

Oklahoma 1.2%
Oklahoma, State Industries Authority Revenue, Integris Baptist, Series B, 3.18%*, 8/15/2029 (a)	50,000	50,000
Payne County, OK, Economic Development Authority, Student Housing Revenue, OSUF Phase III Project, 3.19%*, 7/1/2032 (a)	4,200,000	4,200,000
Tulsa County, OK, Industrial Authority Revenue, First Mortgage Montercau, Series A, 3.19%*, 7/1/2032, BNP Paribas (b)	1,500,000	1,500,000
Tulsa County, OK, Industrial Authority, Health Care Revenue, Trust Recipients, Series P7U-D, 144A, 3.26%*, 12/15/2018	5,000,000	5,000,000

		10,750,000

Oregon 2.0%
Forest Grove, OR, Student Housing Revenue, Oak Tree Foundation Project, Series A, 3.2%*, 3/1/2036, Keybank NA (b)	7,000,000	7,000,000
Portland, OR, Industrial Development Revenue, 3.2%*, 4/1/2035 (a)	4,500,000	4,500,000
Salem, OR, Hospital Facility Authority Revenue, Capital Manor, Inc. Project, 3.22%*, 5/1/2034, Bank of America NA (b)	6,920,000	6,920,000

		18,420,000

Pennsylvania 3.5%
Allegheny County, PA, Hospital Development Authority Revenue, UPMC Senior Living Corp., 3.17%*, 7/15/2028	4,700,000	4,700,000
Allegheny County, PA, Port Authority, Grant Anticipation Notes, 4.0%, 6/30/2006, PNC Bank NA (b)	4,600,000	4,607,600
Allentown, PA, Area Hospital Authority Revenue, Sacred Heart Hospital, Series B, 3.21%*, 7/1/2023, Wachovia Bank NA (b)	2,500,000	2,500,000
Dauphin County, PA, General Authority Revenue, Education & Health Loan Program, 3.22%*, 11/1/2017 (a)	2,820,000	2,820,000

Pennsylvania, State Higher Educational Facilities Authority Revenue, Drexel University, Series B, 3.17%*, 5/1/2033, Allied Irish Bank PLC (b)	8,560,000	8,560,000
Pennsylvania, State Public School Building Authority, Series A42, 144A, 2.85%*, 6/1/2028 (a)	1,300,000	1,300,000
Philadelphia, PA, Hospitals & Higher Education Facilities Authority Revenue, Children’s Hospital Project, Series B, 3.14%*, 7/1/2025	300,000	300,000
Red Lion, PA, General Obligation, Area School District, 3.17%*, 5/1/2024 (a)	7,750,000	7,750,000

		32,537,600

Puerto Rico 0.5%
ABN AMRO, Munitops Certificates Trust, Series 2000-17, 144A, 3.17%*, 10/1/2008	4,730,000	4,730,000

Rhode Island 0.5%
Narragansett, RI, Bay Commission, Waste Water System Revenue, Series K7-D, 144A, 3.23%*, 8/1/2035 (a)	4,165,000	4,165,000

South Carolina 1.3%
South Carolina, Jobs Economic Development Authority, Hospital Facilities Revenue, Sisters of Charity Hospitals, 3.2%*, 11/1/2032, Wachovia Bank NA (b)	11,740,000	11,740,000

Tennessee 5.4%
Chattanooga, TN, Health Educational & Housing Facility Board Revenue, Catholic Health, Series C, 3.17%*, 5/1/2039	17,000,000	17,000,000
Clarksville, TN, Public Building Authority Revenue:
3.17%*, 1/1/2033, Bank of America NA (b)	1,640,000	1,640,000
3.17%*, 7/1/2034, Bank of America NA (b)	1,520,000	1,520,000
3.17%*, 11/1/2035, Bank of America NA (b)	1,350,000	1,350,000
3.18%*, 6/1/2024, Bank of America NA (b)	2,010,000	2,010,000
Montgomery County, TN, Public Building Authority, Pooled Financing Revenue, Tennessee County Loan Pool, 3.17%*, 4/1/2032, Bank of America NA (b)	1,000,000	1,000,000
Tennessee, Tennergy Corp. Gas Revenue, Series 1258Q, 144A, 3.23%*, 11/1/2013	15,000,000	15,000,000
Tennessee, Tennergy Corp. Gas Revenue, Stars Certificates, Series 2006-001, 144A, 3.22%*, 5/1/2016	10,000,000	10,000,000

		49,520,000

Texas 19.1%
ABN AMRO, Munitops Certificates Trust, Series 2004-38, 144A, 3.22%*, 2/15/2011	1,500,000	1,500,000
Bexar County, TX, Health Facilities Development Corp. Revenue, Air Force Village, 3.17%*, 8/15/2030, Bank of America NA (b)	3,200,000	3,200,000
Clear Creek, TX, Independent School District, Series 04, 144A, 3.21%*, 2/15/2029 (a)	2,000,000	2,000,000
Corpus Christi, TX, Utility System Revenue, Series PT-1816, 144A, 3.22%*, 7/15/2010 (a)	3,900,000	3,900,000
Galena Park, TX, Independent School District, Series SG-153, 144A, 3.21%*, 8/15/2023	1,500,000	1,500,000
Granbury, TX, Independent School District, Series R-2218, 144A, 3.21%*, 8/1/2024	3,475,000	3,475,000
Harris County, TX, General Obligation:
3.17%, 4/4/2006	15,000,000	15,000,000
3.3%, 4/4/2006	360,000	360,000
Harris County, TX, Health Facilities Development Corp. Revenue, St. Lukes Episcopal, Series A, 3.22%*, 2/15/2032 (a)	14,000,000	14,000,000
Harris County, TX, Health Facilities Development Corp. Revenue, YMCA Greater Houston Area, 3.18%*, 7/1/2037, JPMorgan Chase Bank (b)	1,390,000	1,390,000
Houston, TX, Airport System Revenue, Series SG-161, 144A, 3.21%*, 7/1/2032 (a)	5,000,000	5,000,000
Houston, TX, General Obligation, Series A, 3.28%, 5/16/2006	3,000,000	3,000,000
Houston, TX, Water & Sewer Systems Revenue, Municipal Trust Receipts, Series SG-120, 144A, 3.21%*, 12/1/2023	10,700,000	10,700,000
Humble, TX, Independent School District, School Building, 3.18%*, 6/15/2023	970,000	970,000
McAllen, TX, Independent School District, Municipal Securities Trust Receipts, Series 61-A, 144A, 3.21%*, 2/15/2030	7,000,000	7,000,000
Northside, TX, Independent School District, School Building, 2.85%*, 6/15/2035	8,000,000	8,000,000
Texas, Lower Colorado River Authority, 3.23%, 4/3/2006	20,000,000	20,000,000
Texas, Public Finance Authority, Series B, 3.37%, 5/1/2006	4,359,000	4,359,000
Texas, State General Obligation, Series R-4020, 144A, 3.21%*, 10/1/2022	2,350,000	2,350,000
Texas, State Revenue Lease, Trust Certificates, Series 9056, 144A, 3.23%*, 7/21/2010 (a)	10,990,000	10,990,000
Texas, State Tax & Revenue Anticipation Notes, 4.5%, 8/31/2006	22,200,000	22,334,605
Texas, University of Texas Revenue:
Series B-14, 144A, 3.21%*, 8/15/2022	6,670,000	6,670,000
3.28%, 5/15/2006	10,000,000	10,000,000
3.3%, 6/5/2006	18,000,000	18,000,000

		175,698,605

Virginia 0.1%
Spotsylvania County, VA, Industrial Development Authority Revenue, 3.23%*, 4/1/2023, Wachovia Bank NA (b)	1,300,000	1,300,000

Washington 1.7%
Port Tacoma, WA, State General Obligation, Core City, Series R-4036, 144A, 3.21%*, 12/1/2025 (a)	3,995,000	3,995,000
Washington, Municipal Securities Trust Certificates, Series 9058, 144A, 3.23%*, 9/23/2010 (a)	9,990,000	9,990,000
Washington, State General Obligation, Series 744, 144A, 3.21%*, 1/1/2013 (a)	1,555,000	1,555,000

		15,540,000

Wisconsin 0.4%
Milwaukee, WI, Sewer Revenue, Series R-4500, 144A, 3.43%*, 6/1/2022 (a)	3,590,000	3,590,000

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $913,921,672)+	99.4	913,921,672
Other Assets and Liabilities, Net	0.6	5,799,157

Net Assets	100.0	919,720,829

*	Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rate as of March 31, 2006.
+	The cost for federal income tax purposes was $913,921,672.

(a) Bond is insured by one of these companies:

Insurance Coverage	As a % of Total Investment Portfolio
Ambac Assurance Corp.	7.2
Financial Guaranty Insurance Company	8.1
Financial Security Assurance	7.4
Municipal Bond Investors Assurance	9.9

(b) Security includes a letter of credit from a major bank.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statements of Assets and Liabilities as of March 31, 2006

Assets	Prime Series	Treasury Series	Tax-Free Series
Investments:

Investments, at amortized cost	$2,342,201,761	$377,342,962	$913,921,672
Repurchase agreements, at amortized cost	377,484,291	—	—

Total Investments, at amortized cost	2,719,686,052	377,342,962	913,921,672

Cash	—	102,497	—
Receivable for securities sold	—	—	2,257,340
Interest receivable	9,131,165	11,809	5,889,849
Receivable for Fund shares sold	115,588	3,883,965	33,376
Other assets	64,239	18,866	25,075

Total assets	2,728,997,044	381,360,099	922,127,312

Liabilities
Due to custodian bank	49,621,143	—	1,825,738
Payable for Fund shares redeemed	—	3,852,298	—
Dividend payable	1,647	7,436	26
Payable for investments purchased	50,343,828	—	—
Accrued management fee	665,264	85,495	243,641
Other accrued expenses and payables	899,990	175,481	337,078
Total liabilities	101,531,872	4,120,710	2,406,483

Net assets	$2,627,465,172	$377,239,389	$919,720,829

Composition of Net Assets
Accumulated distributions in excess of net investment income	(365,982)	(26,031)	(8,232)
Accumulated net realized gain (loss)	—	(15,340)	(41,884)
Paid-in capital	2,627,831,154	377,280,760	919,770,945

Net assets	$2,627,465,172	$377,239,389	$919,720,829

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities as of March 31, 2006 (continued)

Net Asset Value	Prime Series	Treasury Series	Tax-Free Series
Computation of Net Asset Value, Offering and Redemption Price Per Share
Prime Shares, Treasury Shares, and Tax-Free Shares, respectively

Net assets	$2,035,224,145	$266,586,189	$640,978,530
Shares of capital stock outstanding	2,035,205,255	266,545,755	641,070,109
Net asset value per share	$1.00	$1.00	$1.00
Prime Institutional Shares, Treasury Institutional Shares and Tax-Free Institutional Shares, respectively

Net assets	$588,333,666	$110,653,200	$278,742,299
Shares of capital stock outstanding	588,354,541	110,661,838	278,754,963
Net asset value per share	$1.00	$1.00	$1.00
Class A Shares

Net assets	$3,610,539	$—	$—
Shares of capital stock outstanding	3,612,883	—	—
Net asset value per share	$1.00	$—	$—
Class B Shares

Net assets	$202,562	$—	$—
Shares of capital stock outstanding	202,102	—	—
Net asset value per share	$1.00	$—	$—
Class C Shares

Net assets	$94,260	$—	$—
Shares of capital stock outstanding	94,395	—	—
Net asset value per share	$1.00	$—	$—

The accompanying notes are an integral part of the financial statements.

Statements of Operations for the year ended March 31, 2006

Investment Income	Prime Series	Treasury Series	Tax-Free Series
Interest	$93,941,017	$12,846,809	$24,249,734
Expenses:
Management fee	6,709,019	931,447	2,464,440
Services to shareholders	1,606,283	215,001	507,371
Custodian and accounting fees	263,345	120,878	170,832
Distribution fees	6,626,338	923,295	2,119,942
Auditing	48,225	42,797	43,411
Legal	30,221	26,517	39,027
Directors’ fees and expenses	105,731	19,513	37,358
Reports to shareholders	82,798	29,890	38,415
Registration fees	71,474	30,706	30,341
Other	111,025	13,810	49,031
Total expenses	15,654,459	2,353,854	5,500,168
Less: fee waivers and/or expense reimbursements	(33,413)	(5,608)	(12,824)
Net expenses	15,621,046	2,348,246	5,487,344
Net investment income	78,319,971	10,498,563	18,762,390

Net realized gain (loss) on investment transactions	16,783	(4,737)	(5,201)

Net increase (decrease) in net assets from operations	$78,336,754	$10,493,826	$18,757,189

The accompanying notes are an integral part of the financial statements.

Prime Series

Statement of Changes in Net Assets

	Years Ended March 31,
Increase (Decrease) in Net Assets	2006	2005
Operations:

Net investment income	$78,319,971	$30,807,263
Net realized gain (loss)	16,783	2,589
Net increase (decrease) in net assets resulting from operations	78,336,754	30,809,852
Distributions to shareholders from:

Net investment income:

Prime Shares	(62,826,598)	(25,878,034)
Prime Institutional Shares	(15,380,149)	(5,445,641)
Class A Shares	(99,570)	(31,077)
Class B Shares	(13,615)	(5,668)
Class C Shares	(39)	(59)
Quality Shares	—	(1,264)

Total distributions	(78,319,971)	(31,361,743)

Fund share transactions: (at net asset value of $1.00 per share)
Proceeds from shares sold	5,138,031,468	3,646,713,349
Reinvestment of distributions	78,296,881	31,337,109
Cost of shares redeemed	(5,211,779,739)	(4,128,056,451)
Net increase (decrease) in net assets from Fund share transactions	4,548,610	(450,005,993)
Increase (decrease) in net assets	4,565,393	(450,557,884)
Net assets at beginning of period	2,622,899,779	3,073,457,663

Net assets at end of period (including accumulated distributions in excess of net investment income of $365,982 and $421,836, respectively)	$2,627,465,172	$2,622,899,779

The accompanying notes are an integral part of the financial statements.

Treasury Series

Statement of Changes in Net Assets

	Years Ended March 31,
Increase (Decrease) in Net Assets	2006	2005
Operations:

Net investment income	$10,498,563	$4,572,225
Net realized gain (loss)	(4,737)	6,833
Net increase (decrease) in net assets resulting from operations	10,493,826	4,579,058
Distributions to shareholders from:

Net investment income:

Treasury Shares	(7,751,774)	(3,263,663)
Treasury Institutional Shares	(2,746,789)	(1,406,390)
Total distributions	(10,498,563)	(4,670,053)
Fund share transactions: (at net asset value of $1.00 per share)
Proceeds from shares sold	814,785,187	1,001,445,305
Reinvestment of distributions	10,430,367	4,646,777
Cost of shares redeemed	(875,756,049)	(1,054,374,521)
Net increase (decrease) in net assets from Fund share transactions	(50,540,495)	(48,282,439)
Increase (decrease) in net assets	(50,545,232)	(48,373,434)
Net assets at beginning of period	427,784,621	476,158,055

Net assets at end of period (including accumulated distributions in excess of net investment income of $26,031 and $43,467, respectively)	$377,239,389	$427,784,621

The accompanying notes are an integral part of the financial statements.

Tax-Free Series

Statement of Changes in Net Assets

	Years Ended March 31,
Increase (Decrease) in Net Assets	2006	2005
Operations:

Net investment income	$18,762,390	$7,823,403
Net realized gain (loss)	(5,201)	11,060
Net increase (decrease) in net assets resulting from operations	18,757,189	7,834,463
Distributions to shareholders from:

Net investment income:

Tax-Free Shares	(13,355,813)	(4,825,265)
Tax-Free Institutional Shares	(5,406,577)	(3,205,636)

Total distributions	(18,762,390)	(8,030,901)

Fund share transactions: (at net asset value of $1.00 per share)
Proceeds from shares sold	1,723,594,400	1,526,418,906
Reinvestment of distributions	18,762,116	8,030,149
Cost of shares redeemed	(1,726,481,305)	(1,601,276,316)
Net increase (decrease) in net assets from Fund share transactions	15,875,211	(66,827,261)
Increase (decrease) in net assets	15,870,010	(67,023,699)
Net assets at beginning of period	$903,850,819	$970,874,518

Net assets at end of period (including accumulated distributions in excess of net investment income of $8,232 and $148,007, respectively)	$919,720,829	$903,850,819

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Prime Shares

Years Ended March 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	.0307	.0111	.0050	.0108	.0270
Less: Distributions from net investment income	(.0307)	(.0111)	(.0050)	(.0108)	(.0270)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (%)	3.11	1.12	.47	1.08	2.74

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in thousands)	2,035,224	2,274,611	2,665,759	2,879,253	4,320,764
Ratio of expenses (%)	.69	.69	.67	.70	.67
Ratio of net investment income (%)	3.06	1.07	.51	1.10	2.76

Prime Institutional Shares

Years Ended March 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	.0346	.0149	.0087	.0140	.0302
Less: Distributions from net investment income	(.0346)	(.0149)	(.0087)	(.0140)	(.0302)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (%)	3.51	1.50	.88	1.40	3.06

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in thousands)	588,334	342,564	394,967	544,146	750,110
Ratio of expenses (%)	.31	.30	.30	.38	.36
Ratio of net investment income (%)	3.54	1.46	.88	1.42	3.01

Treasury Shares

Years Ended March 31,	2006	2005		2004		2003		2002
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00		$1.00
Net investment income	.0272	.0092		.0039		.0098		.0250
Less: Distributions from net investment income	(.0272)	(.0092)		(.0039)		(.0098)		(.0250)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00		$1.00

Total Return (%)	2.75	.92	[a]	.40	[a]	.99	[a]	2.53	[a]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in thousands)	266,586	329,520		376,821		390,982		745,638
Ratio of expenses before expense reductions (%)	.71	.70		.68		.67		.64
Ratio of expenses after expense reductions (%)	.71	.68		.63		.62		.59
Ratio of net investment income (%)	2.72	.89		.39		1.01		2.47

Treasury Institutional Shares

Years Ended March 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	.0310	.0130	.0077	.0130	.0281
Less: Distributions from net investment income	(.0310)	(.0130)	(.0077)	(.0130)	(.0281)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (%)	3.14	1.31	.78	1.31	2.85

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in thousands)	110,653	98,265	99,337	139,460	199,932
Ratio of expenses before expense reductions (%)	.34	.32	.29	.35	.33
Ratio of expenses after expense reductions (%)	.34	.30[a]	.24[a]	.30[a]	.28[a]
Ratio of net investment income (%)	3.09	1.27	.78	1.33	2.71

[a]	Total return would have been lower had certain expenses not been reduced.

Tax-Free Shares

Years Ended March 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	.0201	.0076	.0031	.0074	.0168
Less: Distributions from net investment income	(.0201)	(.0076)	(.0031)	(.0074)	(.0168)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (%)	2.03	.76	.32	.74	1.69

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in thousands)	640,979	627,672	650,986	699,983	1,006,613
Ratio of expenses (%)	.72	.71	.70	.67	.65
Ratio of net investment income (%)	2.02	.74	.34	.74	1.76

Tax-Free Institutional Shares

Years Ended March 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	.0240	.0113	.0070	.0107	.0200
Less: Distributions from net investment income	(.0240)	(.0113)	(.0070)	(.0107)	(.0200)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (%)	2.42	1.14	.70	1.07	2.01

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in thousands)	278,742	276,178	319,888	198,148	168,137
Ratio of expenses (%)	.33	.33	.32	.35	.33
Ratio of net investment income (%)	2.41	1.12	.72	1.06	1.98

Notes to Financial Statements

Note 1—Organization and Significant Accounting Policies

A. Organization

Cash Reserve Fund, Inc. (the ‘Fund’) is registered under the Investment Company Act of 1940, as amended (the `1940 Act’), as a diversified, open-end management investment company. The Fund is organized as a corporation under the laws of the state of Maryland. The Prime Series, the Treasury Series and the Tax-Free Series (the ‘Series’) are the three series the Fund offers to investors.

The Prime Series currently offers five classes of shares to investors: Cash Reserve Prime Shares (‘Prime Shares’), DWS Cash Reserve Prime Class A Shares (‘Class A Shares’), DWS Cash Reserve Prime Class B Shares (‘Class B Shares’), DWS Cash Reserve Prime Class C Shares (‘Class C Shares’), and Cash Reserve Prime Institutional Shares (‘Prime Institutional Shares’). Certain detailed information for the Class A Shares, Class B Shares and Class C Shares is provided separately and is available upon request.

The Treasury Series offers two classes of shares to investors: Cash Reserve Treasury Shares (‘Treasury Shares’) and Cash Reserve Treasury Institutional Shares (‘Treasury Institutional Shares’).

The Tax-Free Series offers two classes of shares to investors: Cash Reserve Tax-Free Shares (‘Tax-Free Shares’) and Cash Reserve Tax-Free Institutional Shares (‘Tax-Free Institutional Shares’).

All shares have equal rights with respect to voting except that shareholders vote separately on matters affecting their rights as holders of a particular series or class.

The investment objective of each Series is as follows: Prime Series and Treasury Series — to seek a high level of current income consistent with liquidity and the preservation of capital; Tax-Free Series — to seek a high level of tax-exempt current income consistent with liquidity and the preservation of capital. Details concerning the Series’ investment objectives and policies and the risk factors associated with the Series’ investments are described in the Series’ Prospectus and Statement of Additional Information.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

B. Security Valuation

Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

C. Securities Transactions and Investment Income

Securities transactions are recorded on trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase with a specific offsetting transaction.

Interest income, including amortization of premiums and accretion of discounts, is accrued daily. Dividend income is recorded on the ex-dividend date. Estimated expenses are also accrued daily.

Distribution or service fees and transfer agent fees specifically attributable to a class are allocated to that class. All other expenses, income, gains and losses are allocated among the classes based upon their relative net assets.

D. Distributions

The Fund distributes its net investment income in the form of dividends, which are declared and recorded daily. Accumulated daily dividends are distributed to shareholders monthly.

E. Federal Income Taxes

It is the Fund’s policy to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income taxes have been accrued.

F. Repurchase Agreements

The Prime Series and Treasury Series may enter into repurchase agreements with certain banks and broker/dealers whereby the Series, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Series has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Series’ claims on the collateral may be subject to legal proceedings.

G. Expenses

Expenses of the Fund arising in connection with a specific Series are allocated to that Series. Other Fund expenses which cannot be directly attributed to a Series are apportioned among the Series in the Fund.

H. Contingencies

In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2—Fees and Transactions with Affiliates

Management Agreement. Investment Company Capital Corp. (‘ICCC’ or the ‘Advisor’), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for each Series. The Fund pays the Advisor an annual fee based on its aggregate average daily net assets of the Fund which is calculated daily and paid monthly at the following annual rates: 0.30% of the first $500 million, 0.26% of the next $500 million, 0.25% of the next $500 million, 0.24% of the next $1 billion, 0.23% of the next $1 billion and 0.22% of the amount in excess of $3.5 billion.

In addition, the Advisor is entitled to receive an additional fee with respect to the Prime Series and the Tax-Free Series, calculated daily and payable monthly, at the annual rate of 0.02% of the Prime Series’ average daily net assets and 0.03% of the Tax-Free Series’ average daily net assets.

Accordingly, for the year ended March 31, 2006, the fee pursuant to the management agreement was equivalent to an annual effective rate of 0.27%, 0.25% and 0.28% of the average daily net assets of the Prime Series, Treasury Series and Tax-Free Series, respectively.

The Advisor has agreed to voluntarily waive expenses as necessary to maintain a positive yield. This waiver may be changed or terminated at any time without notice. Under these arrangements, the Advisor waived certain expenses on Class C shares of the Prime Series.

ICCC is the Fund’s accounting agent. ICCC has designated DWS Scudder Fund Accounting Corporation (“DWS-SFAC”), an affiliate of the Advisor, to provide the fund accounting services. DWS-SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the year ended March 31, 2006, the amounts charged to the Fund by DWS-SFAC were as follows:

	Total Aggregated	Unpaid at March 31, 2006
Prime Series	$154,999	$13,497
Treasury Series	$107,032	$8,120
Tax-Free Series	$138,214	$11,694

DWS Scudder Investments Service Company (`DWS-SISC’), an affiliate of the Advisor, is the Fund’s transfer agent. Each Series paid the transfer agent a per account fee that is accrued daily and paid monthly. For the year ended March 31, 2006, the amounts charged to the Fund by DWS-SISC were as follows:

	Total Aggregated	Waived	Unpaid at March 31, 2006
Prime Series:
Prime Shares	$1,505,881	$—	$247,956
Prime Institutional Shares	44,288	—	6,776
Class A Shares	14,146	—	3,528
Class B Shares	11,439	—	1,024
Class C Shares	4,928	3,013	347
Treasury Series:
Treasury Shares	$200,352	$—	$35,243
Treasury Institutional Shares	9,937	—	1,762
Tax-Free Series:
Tax-Free Shares	$481,408	$—	$83,629
Tax-Free Institutional Shares	23,622	—	4,120

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. (`DST’), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund.

Typesetting and Filing Service Fees. Under an agreement with Deutsche Investment Management Americas Inc. (`DeIM’), an indirect, wholly owned subsidiary of Deutsche Bank AG, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended March 31, 2006, the amount charged to each Series by DeIM included in the reports to shareholders was as follows:

	Total Aggregated	Unpaid at March 31, 2006
Prime Series	$11,840	$4,160
Treasury Series	$6,320	$1,400
Tax-Free Series	$6,320	$1,400

Note 3—Directors’ Fees and Expenses

As compensation for his or her services, each Independent Director receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Lead Director of the Board and the Chairman of each committee of the Board receives additional compensation for his or her services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Note 4—Distribution and Service Fees

DWS Scudder Distributors, Inc. (`DWS-SDI’) is the Fund’s Distributor. Each Series pays the Distributor an annual fee, pursuant to Rule 12b-1, based on its average daily net assets, which is calculated daily and paid monthly at the following annual rates: 0.25% of the Prime Shares, Class A Shares, Treasury Shares and Tax-Free Shares average daily net assets and 0.75% of the Class B Shares and Class C Shares average daily net assets. The Fund does not pay fees on the Prime Institutional Shares, Treasury Institutional Shares and Tax-Free Institutional Shares. For the year ended March 31, 2006, the Distribution Fee was as follows:

	Total Aggregated	Unpaid at March 31, 2006
Prime Series:
Prime Shares	$5,160,355	$474,613
Class A Shares	8,837	807
Class B Shares	8,574	100
Class C Shares	611	61
Treasury Series:
Treasury Shares	$721,324	$60,836
Tax-Free Series:
Tax-Free Shares	$1,656,205	$154,491

Each Series pays the Distributor a shareholder servicing fee based on the average daily net assets which is calculated daily and paid monthly at the following rates of 0.07% of Prime Shares, Treasury Shares and Tax-Free Shares, and 0.25% of Class B and Class C Shares. The Distributor uses this fee to compensate third parties that provide shareholder services to their clients who own shares. For the year ended March 31, 2006, the shareholder servicing fee was as follows:

	Total Aggregated	Unpaid at March 31, 2006
Prime Series:
Prime Shares	$1,444,899	$132,418
Class B Shares	2,858	69
Class C Shares	204	21
Treasury Series:
Treasury Shares	$201,971	$17,631
Tax-Free Series:
Tax-Free Shares	$463,737	$45,734

Note 5—Expense Reductions

For the year ended March 31, 2006, the Advisor agreed to reimburse the Fund $28,730, $5,536 and $11,763 for the Prime Series, the Treasury Series and the Tax-Free Series, respectively, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s custodian expenses. During the year ended March 31, 2006, the Fund’s custodian fees were reduced by $1,670, $72 and $1,061 for the Prime Series, the Treasury Series, and the Tax-Free Series, respectively, under this arrangement.

Note 6—Share Transactions

The Fund is authorized to issue up to 20.81 billion shares of $.001 par value capital stock (12.66 billion Prime Series, 3.55 billion Treasury Series, 4.25 billion Tax-Free Series and 350 million undesignated). Transactions in capital stock were as follows (at net asset value of $1.00 per share):

	Year Ended March 31, 2006		Year Ended March 31, 2005
Prime Series:	Shares	Dollars	Shares	Dollars
Sold:
Prime Shares	3,394,729,634	$3,394,729,634	2,369,013,778	$2,369,013,778
Prime Institutional Shares	1,741,672,654	1,741,672,654	1,276,773,498	1,276,773,498
Class A Shares	1,579,179	1,579,179	912,564	912,564
Class B Shares	—	—	12,342	12,342
Class C Shares	50,001	50,001	—	—
Quality Cash Shares*	—	—	1,167	1,167

		$5,138,031,468		$3,646,713,349

Reinvested:
Prime Shares	62,822,155	$62,822,155	25,861,843	$25,861,843
Prime Institutional Shares	15,375,957	15,375,957	5,442,840	5,442,840
Class A Shares	85,949	85,949	26,556	26,556
Class B Shares	12,782	12,782	5,377	5,377
Class C Shares	38	38	57	57
Quality Cash Shares*	—	—	436	436

		$78,296,881		$31,337,109

Redeemed:
Prime Shares	(3,696,951,860)	$(3,696,951,860)	(2,785,532,643)	$(2,785,532,643)
Prime Institutional Shares	(1,511,282,337)	(1,511,282,337)	(1,334,563,515)	(1,334,563,515)
Class A Shares	(1,538,017)	(1,538,017)	(2,212,336)	(2,212,336)
Class B Shares	(1,954,001)	(1,954,001)	(2,460,654)	(2,460,654)
Class C Shares	(53,524)	(53,524)	(41,183)	(41,183)
Quality Cash Shares*	—	—	(3,246,195)	(3,246,120)

Net increase/decrease:		$(5,211,779,739)		$(4,128,056,451)

	4,548,610	$4,548,610	(450,006,068)	$(450,005,993)

	Year Ended March 31, 2006		Year Ended March 31, 2005
Treasury Series:	Shares	Dollars	Shares	Dollars
Sold:
Treasury Shares	550,444,824	$550,444,824	723,801,290	$723,801,290
Treasury Institutional Shares	264,340,363	264,340,363	277,644,015	277,644,015

		$814,785,187		$1,001,445,305

Reinvested:
Treasury Shares	7,683,578	$7,683,578	3,240,387	$3,240,387
Treasury Institutional Shares	2,746,789	2,746,789	1,406,390	1,406,390

		$10,430,367		$4,646,777

Redeemed:
Treasury Shares	(621,058,658)	$(621,058,658)	(774,275,074)	$(774,275,074)
Treasury Institutional Shares	(254,697,391)	(254,697,391)	(280,099,447)	(280,099,447)

Net increase (decrease):		$(875,756,049)		$(1,054,374,521)

	(50,540,495)	$(50,540,495)	(48,282,439)	$(48,282,439)

	Year Ended March 31, 2006		Year Ended March 31, 2005
Tax-Free Series:	Shares	Dollars	Shares	Dollars
Sold:
Tax-Free Shares	1,099,642,059	$1,099,642,059	911,528,609	$911,528,609
Tax-Free Institutional Shares	623,952,341	623,952,341	614,890,297	614,890,297

		$1,723,594,400		$1,526,418,906

Reinvested:
Tax-Free Shares	13,355,551	$13,355,551	4,824,516	$4,824,516
Tax-Free Institutional Shares	5,406,565	5,406,565	3,205,633	3,205,633

		$18,762,116		$8,030,149

Redeemed:
Tax-Free Shares	(1,099,688,939)	$(1,099,688,939)	(939,504,884)	$(939,504,884)
Tax-Free Institutional Shares	(626,792,366)	(626,792,366)	(661,771,432)	(661,771,432)

Net increase (decrease):		$(1,726,481,305)		$(1,601,276,316)

	15,875,211	$15,875,211	(66,827,261)	$(66,827,261)

*	Effective May 28, 2004, the last shareholder redeemed their shares in Quality Cash Reserve Prime Shares.

Note 7—Tax Disclosures

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to distribution reclassifications. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Distributions were characterized as follows for tax purposes:

Years Ended	March 31, 2006	March 31, 2005
Prime Series
Ordinary income*	$78,319,971	$31,361,743
Treasury Series
Ordinary income*	$10,498,563	$4,670,053
Tax-Free Series
Tax exempt income	$18,762,390	$8,030,901

*	For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

At March 31, 2006, the components of distributable earnings on a tax basis were as follows:

Prime Series
Undistributed ordinary income	$—
Treasury Series
Undistributed ordinary income	$46,434
Treasury Series
Capital loss carryforward	$(11,000)
Tax-Free Series
Undistributed tax exempt income	$—

At March 31, 2006, the Treasury Series had a net tax basis capital loss carryforward of approximately $11,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2014, the expiration date, whichever occurs first.

During the year ended March 31, 2006, the Tax-Free Series utilized approximately $32,000 of its capital loss carryforward. At March 31, 2006, the Tax-Free Series had no capital loss carryforward.

In addition, from November 1, 2005 through March 31, 2006, the Treasury Series and Tax-Free Series incurred approximately $4,400 and $42,000, respectively, of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended March 31, 2007.

Note 8—Line of Credit

The Fund and several other affiliated funds (the `Participants’) share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Note 9—Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM’s practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors’ payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors’ procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Cash Reserve Fund, Inc. and Shareholders of the Prime, Treasury and Tax-Free Series:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights included herein present fairly, in all material respects, the financial position of the Prime, Treasury and Tax-Free Series (the three series constituting the Cash Reserve Fund, Inc. hereafter referred to as the “Series”) at March 31, 2006, and the results of each of their operations, the changes in each of their net assets and the financial highlights of the classes presented for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 18, 2006

Tax Information (Unaudited)

Tax-Free Series

Of the dividends paid from net investment income for the taxable year ended March 31, 2006, 99% are designated as exempt interest dividends for federal income tax purposes.

Other Information

Proxy Voting

A description of the fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on “proxy voting”at the bottom of the page) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Portfolio of Investments

Following the fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (202) 551-5850.

Regulatory and Litigation Matters

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Directors and Officers

The following information is provided for each Trustee and Officer of the fund’s Board as of March 31, 2006. The first section of the table lists information for each Trustee who is not an “interested person” of the fund. Information for the Non-Independent Trustee (“Interested Trustee”) follows. The Interested Trustee is considered to be an interested person as defined by the 1940 Act because of his employment with either the fund’s advisor and/or underwriter. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity. The mailing address for the Trustees and Officers with respect to the fund’s operations is One South Street, Baltimore, Maryland 21202. Each Trustee holds office until he or she resigns, is removed or a successor is appointed or elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly appointed and qualified.

Independent Directors

Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Martin J. Gruber 7/15/37 Director since 2002	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies), DWS Global High Income Fund, Inc. (since 2005), DWS Global Commodities Stock Fund, Inc. (since 2005). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds, (February 2004-March 2005) and Director, S.G. Cowen Mutual Funds (January 1985-January 2001).	51

Richard J. Herring 2/18/46 Director since 2002	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	51

Graham E. Jones 1/31/33 Director since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Director, DWS Global High Income Fund, Inc. (since 2005), DWS Global Commodities Stock Fund, Inc. (since 2005). Formerly, Trustee, Morgan Stanley Asset Management, various funds (1985-2001); Trustee, Weiss, Peck and Greer, various funds (1985-2005); Trustee of various investment companies managed by Sun Capital Advisers, Inc. (1998-2005).	51

Rebecca W. Rimel 4/10/51 Director since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994-present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-present); Director, DWS Global High Income Fund, Inc. (since 2005), DWS Global Commodities Stock Fund, Inc. (since 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005).	51

Philip Saunders, Jr. 10/11/35 Director since 2002	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	51

William N. Searcy, Jr. 9/3/46 Director since 2002	Private investor (since October 2003); Trustee of 7 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Director, DWS Global High Income Fund, Inc. (since October 2005, DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Pension & Savings Trust Officer, Sprint Corporation (telecommunications) (November 1989-October 2003).	51

Interested Director

Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
William N. Shiebler[3] 2/6/42 Director since 2004	Vice Chairman, Deutsche Asset Management (“DeAM”) and a member of the DeAM Global Executive Committee (since 2002). Formerly, Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999).	51

Officers

Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years

Michael Colon[5] 12/9/69 President since April 2006	Managing Director[4] and Chief Operating Officer, Deutsche Asset Management (since March 2005); President, DWS Global High Income Fund, Inc. (since April 2006), DWS Global Commodities Stock Fund, Inc. (since April 2006), The Brazil Fund, Inc. (since April 2006), The Korea Fund, Inc. (since April 2006); Chief Operating Officer, Deutsche Bank Alex. Brown (2002-2005); Chief Operating Officer, US Equities Division of Deutsche Bank (2000-2002).

Paul H. Schubert[5] 1/11/63 Chief Financial Officer since 2004 Treasurer since June 2005	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998).

John Millette[6] 8/23/62 Secretary since 2003	Director[4], Deutsche Asset Management.

Patricia DeFilippis[5] 6/21/63 Assistant Secretary since 2005	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003).

Elisa D. Metzger[5] 9/15/62 Assistant Secretary since 2005	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005).

Caroline Pearson[6] 4/1/62 Assistant Secretary since 2002	Managing Director[4], Deutsche Asset Management.

Scott M. McHugh[6] 9/13/71 Assistant Treasurer since 2005	Director[4], Deutsche Asset Management.

Kathleen Sullivan D’Eramo[6] 1/25/57 Assistant Treasurer since 2003	Director[4], Deutsche Asset Management.

John Robbins[5] 4/8/66 Anti-Money Laundering Compliance Officer since 2005	Managing Director[4], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005).

Philip Gallo[5] 8/2/62 Chief Compliance Officer since 2004	Managing Director[4], Deutsche Asset Management (2003-present). Formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003).

A. Thomas Smith[5] 12/14/56 Chief Legal Officer since 2005	Managing Director[4], Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989).

[1]	Unless otherwise indicated, the mailing address of each Trustee and officer with respect to fund operations is One South Street, Baltimore, MD 21202.
[2]	Length of time served represents the date that each Director or officer first began serving in that position with this fund.
[3]	Mr. Shiebler is a Trustee who is an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler’s business address is 345 Park Avenue, New York, New York 10154.
[4]	Executive title, not a board directorship.
[5]	Address: 345 Park Avenue, New York, New York 10154.
[6]	Address: Two International Place, Boston, Massachusetts 02110.

The fund’s Statement of Additional Information includes additional information about the fund’s Trustees. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Notes

the six-month period ended September 30, 2002, and offer an outlook for the months ahead.

Cash Reserve Fund, Inc.
P.O. Box 1346
Baltimore, MD 21203

DBABCR2-M (43932)

Printed 5/06

JANUARY 31, 2006

Semiannual Report

to Shareholders

DWS Money Funds

(formerly Scudder Money Funds)

DWS Money Market Fund

(formerly Scudder Money Market Fund)

DWS Government & Agency Money Fund

(formerly Scudder Government & Agency Money Fund)

DWS Tax-Exempt Money Fund

(formerly Scudder Tax-Exempt Money Fund)

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the funds’ objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the funds. Please read the prospectus carefully before you invest.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in them. Please read the funds’ prospectus for specific details regarding its risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary January 31, 2006

DWS Money Market Fund

All performance shown is historical and does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

Yield Comparison

• Fund Yield • First Tier Retail Money Fund Average

Weekly 7-Day Current Yield

Yields are historical, will fluctuate and do not guarantee future performance. Please call (800) 621-1048 for the Fund’s most up-to-date performance.

DWS Money Market Fund is compared to its respective iMoneyNet Category: First Tier Retail Money Fund Average — Category includes a widely-recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio Holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.

7-day current yield is the annualized net investment income per share for the period shown. Gains or losses are not included.

Lipper Ranking — Money Market Fund Category as of 1/31/06

Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	28	of	354	8
3-Year	35	of	338	11
5-Year	33	of	298	11
10-Year	21	of	189	9

Lipper Inc. rankings are based upon changes in net asset value with all dividends reinvested for the periods indicated as of 1/31/06. Rankings are historical and do not guarantee future performance. The fund is compared to the Lipper Money Market Fund category.

Source: Lipper Inc.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

3

DWS Government & Agency Money Fund

All performance shown is historical and does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

Yield Comparison

• Fund Yield • Government & Agencies Retail Money Fund Average

Weekly 7-Day Current Yield

Yields are historical, will fluctuate and do not guarantee future performance. Please call (800) 621-1048 for the Fund’s most up-to-date performance.

DWS Government & Agency Money Fund is compared to its respective iMoney Net Category: Government & Agencies Retail Money Fund Average — Category includes the most broadly based of the government retail funds. These funds can invest in US Treasuries, US Other, Repos, whether or not they are backed by US Treasuries and government-backed Floating Rate Notes.

7-day current yield is the annualized net investment income per share for the period shown. Gains or losses are not included.

Lipper Ranking — US Government Money Market Fund Category as of 1/31/06

Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	5	of	113	5
3-Year	7	of	105	7
5-Year	8	of	100	8
10-Year	6	of	74	7

Lipper Inc. rankings are based upon changes in net asset value with all dividends reinvested for the periods indicated as of 1/31/06. Rankings are historical and do not guarantee future performance. The fund is compared to the Lipper Government Money Market Fund category.

Source: Lipper Inc.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

DWS Tax-Exempt Money Fund

All performance shown is historical and does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

4

Yield Comparison

• Fund Yield • National Tax-Free Retail Money Fund Average

Weekly 7-Day Current Yield

Yields are historical, will fluctuate and do not guarantee future performance. Income may be subject to state and local taxes and the alternative minimum tax. Please call (800) 621-1048 for the Fund’s most up-to-date performance.

DWS Tax-Exempt Money Fund is compared to its respective iMoneyNet category: National Tax-Free Retail Money Fund Average — Category consists of all national tax-free and municipal retail funds. Portfolio Holdings of tax-free Funds include Rated and Unrated Demand Notes, Rated and Unrated General Market Notes; Commercial Paper; Put Bonds — 6 months and less; over 6 months; AMT Paper and Other Tax-Free Holdings.

7-day current yield is the annualized net investment income per share for the period shown. Gains or losses are not included.

Lipper Ranking — Tax-Exempt Money Market Fund Category as of 1/31/06

Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	5	of	112	5
3-Year	8	of	101	8
5-Year	9	of	93	10
10-Year	5	of	80	7

Lipper Inc. rankings are based upon changes in net asset value with all dividends reinvested for the periods indicated as of 1/31/06. Rankings are historical and do not guarantee future performance. The fund is compared to the Lipper Tax-Exempt Money Market Fund category.

Source: Lipper Inc.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Information About Each Fund’s Expenses

As an investor, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in each Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended January 31, 2006.

The tables illustrate each Fund’s expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s

5

actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended January 31, 2006

Actual Fund Return	DWS Money Market Fund	DWS Government & Agency Money Fund	DWS Tax-Exempt Money Fund
Beginning Account Value 8/1/05	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 1/31/06	$1,017.80	$1,017.80	$1,012.30
Expenses Paid per $1,000*	$2.24	$2.24	$1.88

Hypothetical 5% Fund Return	DWS Money Market Fund	DWS Government & Agency Money Fund	DWS Tax-Exempt Money Fund
Beginning Account Value 8/1/05	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 1/31/06	$1,022.99	$1,022.99	$1,023.34
Expenses Paid per $1,000*	$2.24	$2.24	$1.89

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios
DWS Money Market Fund	.44%
DWS Government & Agency Money Fund	.44%
DWS Tax-Exempt Money Fund	.37%

For more information, please refer to the Funds’ prospectus.

6

Portfolio Summary

DWS Money Market Fund

Asset Allocation	1/31/06	7/31/05
Commercial Paper	35%	37%
Short-Term Notes	29%	20%
Certificates of Deposit and Bank Notes	15%	16%
Repurchase Agreements	13%	12%
Promissory Notes	2%	4%
Master Notes	2%	2%
US Government Sponsored Agencies+	2%	7%
Asset Backed	1%	1%
Other Investments	1%	1%
	100%	100%

Weighted Average Maturity
DWS Money Market Fund	44 days	43 days
First Tier Retail Money Fund Average*	39 days	38 days

+	Not backed by the full faith and credit of the US Government

*	The Fund is compared to its respective iMoneyNet Category: First Tier Retail Money Fund Average — Category includes a widely-recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio Holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.

DWS Government & Agency Money Fund

Asset Allocation	1/31/06	7/31/05
Repurchase Agreements	82%	48%
Agencies Not Backed by the Full Faith and Credit of the US Government	14%	47%
Agencies Backed by the Full Faith and Credit of the US Government	4%	5%
	100%	100%

Weighted Average Maturity
DWS Government & Agency Money Fund	33 days	41 days
Government and Agencies Retail Money Fund Average**	32 days	31 days

**	The Fund is compared to its respective iMoney Net Category: Government & Agencies Retail Money Fund Average — Category includes the most broadly based of the government retail funds. These funds can invest in US Treasuries, US Other, Repos, whether or not they are backed by US Treasuries and government-backed Floating Rate Notes.

7

DWS Tax-Exempt Money Fund

	1/31/06	7/31/05
Asset Allocation
Municipal Investments	100%	100%

Weighted Average Maturity
DWS Tax-Exempt Money Fund	24 days	31 days
National Tax-Free Retail Money Fund Average***	25 days	25 days

***	The Fund is compared to its respective iMoneyNet category: National Tax-Free Retail Money Fund Average — Category consists of all national tax-free and municipal retail funds. Portfolio Holdings of tax-free Funds include Rated and Unrated Demand Notes, Rated and Unrated General Market Notes; Commercial Paper; Put Bonds — 6 months and less; over 6 months; AMT Paper and Other Tax-Free Holdings.

Asset Allocation is subject to change. For more complete details about the Funds’ holdings, see pages 11-28. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of each Fund as of month end will be posted to www.dws-scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following each Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of January 31, 2006 (Unaudited)

DWS Money Market Fund

	Principal Amount ($)	Value ($)
Certificates of Deposit and Bank Notes 14.9%
Abbott Laboratories, 5.625%, 7/1/2006	10,000,000	10,065,113
Banco Bilbao Vizcaya Argentaria SA:
4.77%, 11/20/2006	11,400,000	11,402,667
4.84%, 1/31/2007	10,000,000	9,996,628
Bank of America NA, 4.53%, 3/28/2006	30,000,000	30,000,000
Bank of Tokyo-Mitsubishi UFJ, Ltd., 4.28%, 2/10/2006	40,000,000	40,000,000
Calyon, 3.27%, 3/6/2006	20,000,000	20,000,000
Credit Agricole SA, 4.74%, 9/28/2006	30,000,000	30,000,000
Depfa Bank PLC, 3.22%, 2/6/2006	20,000,000	20,000,000
HBOS Treasury Services PLC, 3.8%, 7/10/2006	35,000,000	35,000,000
Natexis Banque Populaires, 4.31%, 2/1/2006	35,000,000	35,000,000

8

Norinchukin Bank, 4.56%, 3/23/2006	25,000,000	25,000,000
Societe Generale:
3.265%, 3/3/2006	27,000,000	27,000,000
4.25%, 9/6/2006	15,000,000	14,992,534
4.32%, 2/1/2006	35,000,000	35,000,000
4.705%, 9/19/2006	25,000,000	25,000,771
4.79%, 11/17/2006	25,000,000	25,009,380
Tango Finance Corp., 4.045%, 7/25/2006	25,000,000	24,999,404
Toronto Dominion Bank:
3.6%, 6/7/2006	25,000,000	25,000,000
3.75%, 5/16/2006	17,500,000	17,499,513
UniCredito Italiano SpA, 3.73%, 4/12/2006	5,000,000	5,000,000
Wal-Mart Stores, Inc., 5.45%, 8/1/2006	9,017,000	9,079,207
Wells Fargo Bank NA, 4.79%, 1/17/2007	20,000,000	20,007,188

Total Certificates of Deposit and Bank Notes (Cost $495,052,405)		495,052,405

Commercial Paper** 35.3%
Atlantis One Funding Corp.:
4.22%, 2/9/2006	50,000,000	49,953,111
4.255%, 2/16/2006	75,000,000	74,867,031
4.27%, 2/21/2006	15,000,000	14,964,417
Charta, LLC:
4.26%, 2/7/2006	50,000,000	49,964,500
4.31%, 2/1/2006	65,000,000	65,000,000
4.31%, 2/3/2006	35,000,000	34,991,619
DNB NOR Bank ASA, 4.64%, 8/1/2006	35,000,000	34,183,489
Falcon Asset Securitization Corp., 4.35%, 2/1/2006	25,000,000	25,000,000
General Electric Capital Corp., 4.48%, 2/1/2006	125,000,000	125,000,000
Giro Funding US Corp.:
4.25%, 2/8/2006	17,000,000	16,985,951
4.54%, 3/24/2006	50,000,000	49,678,417
Grampian Funding Ltd., 4.64%, 7/28/2006	52,000,000	50,813,707
Greyhawk Funding LLC, 4.205%, 2/1/2006	50,000,000	50,000,000
HSBC Finance Corp., 4.5%, 2/1/2006	146,779,000	146,779,000
K2 (USA) LLC, 4.64%, 7/31/2006	35,000,000	34,188,000
Mane Funding Corp.:
4.23%, 2/9/2006	40,607,000	40,568,829
4.5%, 3/24/2006	30,000,000	29,808,750
Perry Global Funding LLC:
Series A, 4.225%, 2/7/2006	25,000,000	24,982,396

9

Series A, 4.52%, 2/21/2006	100,000,000	99,748,889
Preferred Receivables Funding Corp., 4.22%, 2/10/2006	32,513,000	32,478,699
Sanofi-Aventis, 4.37%, 2/15/2006	35,000,000	34,940,519
The Goldman Sachs Group, Inc., 3.185%, 3/3/2006	10,000,000	9,973,458
Three Rivers Funding Corp., 4.31%, 2/3/2006	71,655,000	71,637,843
Verizon Global Funding Corp., 4.59%, 3/28/2006	11,000,000	10,922,863

Total Commercial Paper (Cost $1,177,431,488)		1,177,431,488

Short-Term Notes* 29.1%
American Honda Finance Corp.:
4.16%, 4/10/2006	65,000,000	65,006,722
4.44%, 12/12/2006	55,000,000	55,000,000
4.58%, 10/10/2006	10,000,000	10,003,329
Beta Finance, Inc., 144A, 3.56%, 4/10/2006	25,000,000	25,001,535
BNP Paribas, 4.504%, 10/26/2006	15,000,000	15,000,000
Canadian Imperial Bank of Commerce, 4.53%, 2/15/2007	45,000,000	45,009,401
CIT Group, Inc.:
4.398%, 8/18/2006	18,500,000	18,504,093
4.702%, 4/19/2006	10,000,000	10,002,054
Credit Suisse:
4.489%, 9/26/2006	50,000,000	50,000,000
4.503%, 9/26/2006	50,000,000	50,000,000
Dorada Finance, Inc., 4.34%, 11/1/2006	125,000,000	124,990,651
General Electric Capital Corp., 3.95%, 5/12/2006	31,250,000	31,266,181
HSBC Finance Corp., 4.41%, 2/6/2007	15,000,000	15,000,000
International Business Machine Corp., 4.33%, 3/8/2006	3,000,000	3,000,000
Links Finance LLC, 4.445%, 5/22/2006	5,000,000	4,999,845
Merrill Lynch & Co., Inc.:
4.35%, 9/15/2006	30,000,000	30,000,000
4.36%, 5/5/2006	6,000,000	6,001,231
4.42%, 2/2/2007	25,000,000	25,000,000
4.547%, 3/17/2006	55,000,000	55,004,840
Morgan Stanley, 4.52%, 7/10/2006	100,000,000	100,000,000
Pfizer Investment Capital PLC, 4.33%, 12/15/2006	50,000,000	50,000,000
SunTrust Bank, Atlanta, 4.19%, 4/28/2006	100,000,000	100,000,000
UniCredito Italiano SpA:
3.82%, 9/1/2006	20,000,000	19,994,952
4.48%, 10/4/2006	60,000,000	59,980,375

Total Short-Term Notes (Cost $968,765,209)		968,765,209

10

Master Notes 1.5%
The Bear Stearns Companies, Inc., 4.65%*, 2/1/2006 (a) (Cost $50,000,000)	50,000,000	50,000,000

US Government Sponsored Agencies 1.5%
Federal National Mortgage Association, 4.0%, 8/8/2006 (Cost $50,000,000)	50,000,000	50,000,000

Guaranteed Investment Contracts 0.9%
New York Life Insurance Co., 4.57%*, 9/19/2006 (Cost $30,000,000)	30,000,000	30,000,000

Asset Backed 1.1%
Permanent Financing PLC, “1A”, Series 8, 4.38%*, 6/12/2006 (Cost $35,000,000)	35,000,000	35,000,000

Promissory Notes 2.1%
The Goldman Sachs Group, Inc.:
3.17%*, 2/16/2006	15,000,000	15,000,000
3.871%*, 6/23/2006	35,000,000	35,000,000
3.933%*, 6/23/2006	20,000,000	20,000,000

Total Promissory Notes (Cost $70,000,000)		70,000,000

US Government Agency Sponsored Pass-Throughs 0.6%
Federal National Mortgage Association, 4.56%**, 10/2/2006 (Cost $21,322,840)	22,000,000	21,322,840

Repurchase Agreements 13.1%
Morgan Stanley & Co., Inc., 4.45%, dated 1/31/2006, to be repurchased at $437,054,018 on 2/1/2006 (b)	437,000,000	437,000,000
State Street Bank and Trust Co., 4.19%, dated 1/31/2006, to be repurchased at $435,051 on 2/1/2006 (c)	435,000	435,000

Total Repurchase Agreements (Cost $437,435,000)		437,435,000

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $3,335,006,942)+	100.1	3,335,006,942
Other Assets and Liabilities, Net	(0.1)	(3,815,466)

Net Assets	100.0	3,331,191,476

*	Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of January 31, 2006.

**	Annualized yield at time of purchase; not a coupon rate.

+	The cost for federal income tax purposes was $3,335,006,942.

(a)	Reset date; not a maturity date

11

(b)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
192,186,224	Federal National Mortgage Association	4.574-4.72	10/1/2033-8/1/2035	192,373,177
252,816,468	Federal Home Loan Mortgage Corp.	4.998-5.172	1/1/2035- 2/1/2036	254,468,537

Total Collateral Value				446,841,714

(c)	Collateralized by $505,000 Federal Home Loan Mortgage Corp., 4.5%, maturing on 12/1/2020 with a value of $441,358.

144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

DWS Government & Agency Money Fund

	Principal Amount ($)	Value ($)
Agencies Not Backed by the Full Faith and Credit of the US Government 15.3%
Federal Home Loan Bank:
2.5%, 3/15/2006	4,000,000	3,993,265
3.25%, 7/21/2006	5,000,000	4,983,086
Federal Home Loan Mortgage Corp.:
2.5%, 3/28/2006	5,000,000	4,989,604
3.83%, 6/20/2006	7,500,000	7,500,000
4.75%, 2/6/2007	4,000,000	4,000,000
4.92%, 2/28/2007	6,000,000	6,000,000
Federal National Mortgage Association:
4.0%, 8/8/2006	5,000,000	5,000,000
4.03%, 7/21/2006	6,500,000	6,500,000
4.21%*, 9/7/2006	25,000,000	24,988,899

Total Agencies Not Backed by the Full Faith and Credit of the US Government (Cost $67,954,854)		67,954,854

Agencies Backed by the Full Faith and Credit of the US Government 4.8%
Government Guaranteed Securities
Hainan Airlines:
Series 2000-1, 4.491%*, 12/15/2007	9,489,247	9,489,247
Series 2000-2, 4.491%*, 12/15/2007	5,839,535	5,839,535
Series 2000-3, 4.491%*, 12/15/2007	5,839,536	5,839,536

Total Agencies Backed by the Full Faith and Credit of the US Government (Cost $21,168,318)		21,168,318

12

Repurchase Agreements 92.5%
Banc of America Securities LLC, 4.31%, dated 12/16/2005, to be repurchased at $65,404,661 on 2/6/2006 (a)	65,000,000	65,000,000
Bear Stearns & Co., Inc., 4.47%, dated 1/31/2006, to be repurchased at $80,009,933 on 2/1/2006 (b)	80,000,000	80,000,000
BNP Paribas, 4.46%, dated 1/31/2006, to be repurchased at $39,004,832 on 2/1/2006 (c)	39,000,000	39,000,000
Credit Suisse First Boston LLC, 4.54%, dated 1/31/2006, to be repurchased at $52,406,582 on 4/3/2006 (d)	52,000,000	52,000,000
Merrill Lynch & Co., Inc., 4.25%, dated 11/10/2005, to be repurchased at $50,560,764 on 2/13/2006 (e)	50,000,000	50,000,000
Morgan Stanley & Co., Inc., 4.45%, dated 1/31/2006, to be repurchased at $80,009,889 on 2/1/2006 (f)	80,000,000	80,000,000
State Street Bank and Trust Co., 4.12%, dated 1/31/2006, to be repurchased at $198,023 on 2/1/2006 (g)	198,000	198,000
The Goldman Sachs & Co., 4.54%, dated 1/31/2006, to be repurchased at $45,351,850 on 4/3/2006 (h)	45,000,000	45,000,000

Total Repurchase Agreements (Cost $411,198,000)		411,198,000

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $500,321,172)+	112.6	500,321,172
Other Assets and Liabilities, Net	(12.6)	(55,912,665)

Net Assets	100.0	444,408,507

*	Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of January 31, 2006.

+	The cost for federal income tax purposes was $500,321,172.

(a)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
56,686,461	Federal National Mortgage Association	3.917-7.0	10/1/2020-1/1/2036	56,355,875
8,835,858	Federal Home Loan Mortgage Corp.	5.0-6.5	6/1/2019- 2/1/2036	9,944,126

Total Collateral Value				66,300,001

(b) Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
2,315,000	Federal National Mortgage Association	4.0	5/25/2019	2,097,981
30,157,000	Federal Home Loan Mortgage Corp.	4.5-5.5	10/15/2024-3/15/2035	34,509,247
51,196,647	Government National Mortgage Association	4.0-5.37	6/16/2030- 5/20/2035	44,997,216

Total Collateral Value				81,604,444

13

(c)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
26,929,082	Federal National Mortgage Association	4.276-6.5	2/1/2019-12/1/2035	27,219,794
12,617,079	Federal Home Loan Mortgage Corp.	4.75-5.691	9/1/2032- 4/1/2035	12,510,207

Total Collateral Value				39,730,001

(d) Collateralized by $53,267,335 Federal National Mortgage Association, with various coupon rates from 4.36-4.526% with various maturity dates of 7/1/2033-7/1/2042 with a value of $53,048,108.

(e)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
892,717	Federal National Mortgage Association	0.12	10/25/2035	835,180
5,493,392	Federal National Mortgage Association — Interest Only	3.07	9/25/2032	5,541,424
41,555,156	Federal Home Loan Mortgage Corp.	.00-4.92	9/15/2017-8/15/2035	40,904,121
4,600,000	Federal Home Loan Mortgage Corp. — Principal Only	—	1/15/2035	3,720,040

Total Collateral Value				51,000,765

(f)	Collateralized by $81,423,664 Federal Home Loan Mortgage Corp., 5.174%, maturing on 4/1/2035 with a value of $81,630,000.

(g)	Collateralized by $210,000 Federal Home Loan Mortgage Corp., 4.25%, maturing on 7/15/2019 with a value of $206,850.

(h)	Collateralized by $45,892,000 US Treasury Note, 4.375%, maturing on 12/15/2010 with a value of $45,900,216.

The accompanying notes are an integral part of the financial statements.

DWS Tax-Exempt Money Fund
	Principal Amount ($)	Value ($)
Municipal Bonds and Notes 98.5%
Arizona 2.6%
Arizona, McAllister Academic Village LLC Revenue, Arizona State University Project, Series A, 3.03%*, 7/1/2045 (a)	2,300,000	2,300,000
Arizona, Salt River Pima-Maricopa Indian Community, 3.02%*, 10/1/2025, Bank of America NA (b)	3,430,000	3,430,000
Arizona, Salt River Project Agricultural Improvement, Series A:
2.98%, 2/2/2006	2,200,000	2,200,000
3.03%, 2/2/2006	5,800,000	5,800,000
Arizona, School Facilities Board, Certificates of Participation, Series 735, 144A, 3.06%*, 3/1/2013 (a)	3,680,000	3,680,000

		17,410,000

14

California 2.5%
California, Housing Finance Agency Revenue, Home Mortgage, Series H, AMT, 3.07%*, 8/1/2033 (a)	900,000	900,000
California, State General Obligation, Series PT-1555, 144A, 3.05%*, 10/1/2010 (a)	500,000	500,000
Hayward, CA, Multi-Family Housing Revenue, Timbers Apartments, Series A, AMT, 3.03%*, 3/15/2033	600,000	600,000
Los Angeles County, CA, Tax & Revenue Anticipation Notes, Series A, 4.0%, 6/30/2006	6,000,000	6,034,851
Los Angeles, CA, Harbor Department Revenue, Series B, AMT, 5.25%, 11/1/2006	2,000,000	2,028,457
Riverside, CA, Community College District, Series 913, 144A, 3.05%*, 2/1/2013 (a)	3,000,000	3,000,000
Sacramento County, CA, Housing Authority, Multi-Family Revenue, Sierra Sunrise Senior Apartments, Series D, AMT, 3.06%*, 7/1/2036, Citibank NA (b)	1,700,000	1,700,000
San Francisco, CA, City & County, Public Utilities Commonwealth Clean Water Revenue, Series B-20, 144A, 3.05%*, 10/1/2022 (a)	2,190,000	2,190,000
San Francisco, CA, City & County, Redevelopment Agency, Multi-Family Revenue, Derek Silva Community, Series D, AMT, 3.07%*, 12/1/2019, Citibank NA (b)	100,000	100,000

		17,053,308
Colorado 3.6%
Adams & Weld Counties, CO, Brighton School District No. 27J, Series R-6514, 144A, 3.06%*, 12/1/2024 (a)	8,505,000	8,505,000
Colorado, Educational & Cultural Facilities Authority Revenue, Bear Creek School Project, 3.04%*, 10/1/2032, US Bank NA (b)	6,600,000	6,600,000
Colorado, Educational & Cultural Facilities Authority Revenue, Vail Mountain School Project, 3.1%*, 5/1/2033, KeyBank NA (b)	3,200,000	3,200,000
Larimer County, CO, School District No. R-1 Poudre, Series R-4535, 144A, 3.06%*, 12/15/2021 (a)	2,805,000	2,805,000
Summit County, CO, School District No. RE1, Series R-6513, 144A, 3.06%*, 12/1/2023 (a)	3,360,000	3,360,000

		24,470,000
Delaware 2.4%
Delaware, State Economic Development Authority Revenue, Winterthur Museum Project, 3.08%*, 9/1/2012, Wachovia Bank NA (b)	5,200,000	5,200,000
Sussex County, DE, First Mortgage Revenue, Cadbury Lewes, Series C, 3.06%*, 1/1/2016, Citizens Bank of PA (b)	6,000,000	6,000,000
Sussex County, DE, Industrial Development Revenue, Perdue Agrirecycle LLC Project, AMT, 3.08%*, 1/1/2013, SunTrust Bank (b)	5,000,000	5,000,000

		16,200,000
Florida 4.3%
Brevard County, FL, Health Care Facilities Authority Revenue, Health First, Inc. Project, 3.08%*, 8/1/2014, SunTrust Bank (b)	1,675,000	1,675,000
Broward County, FL, School Board Certificates of Participation, Series R-1056, 144A, 3.06%*, 7/1/2019 (a)	3,170,000	3,170,000
Collier County, FL, School Board, Certificates of Participation, Series MT-147, 144A, 3.05%*, 2/15/2021 (a)	3,800,000	3,800,000
Florida, State Department of Environmental Protection Preservation Revenue, Series R-3043, 144A, 3.06%*, 7/1/2023 (a)	995,000	995,000
Gulf Breeze, FL, Municipal Bond Fund Revenue, Series A, 3.03%*, 3/31/2021, Bank of America NA (b)	2,165,000	2,165,000
Highlands County, FL, Health Facilities Authority Revenue, Hospital Adventist Health Systems, Series B, 3.04%*, 11/15/2009, SunTrust Bank (b)	6,600,000	6,600,000
Jacksonville, Florida, Electric Authority Revenue, Series B, 3.07%*, 10/1/2030	500,000	500,000
Miami-Dade County, FL, General Obligation, 3.15%, 4/5/2006	1,000,000	1,000,000
Miami-Dade County, FL, Industrial Development Authority Revenue, Gulliver Schools Project, 3.07%*, 9/1/2029, Bank of America NA (b)	2,965,000	2,965,000

15

Miami-Dade County, FL, School Board Certificates of Participation, Series R-4022, 144A, 3.06%*, 8/1/2021 (a)	890,000	890,000
Orange County, FL, Health Facilities Authority Revenue, Presbyterian Retirement Project, 3.07%*, 11/1/2028, Bank of America NA (b)	1,865,000	1,865,000
Pinellas County, FL, Health Facilities Authority Revenue, Hospital Loan Program, 3.1%*, 12/1/2015 (a)	400,000	400,000
Sarasota County, FL, Health Facility Authority Revenue, Bay Village Project, 3.07%*, 12/1/2023, Bank One America NA (b)	3,400,000	3,400,000

		29,425,000
Georgia 1.7%
Atlanta, GA, Airport Revenue, Series C-1, 3.03%*, 1/1/2030 (a)	4,000,000	4,000,000
Fulton County, GA, Development Authority Revenue, Shepherd Center, Inc. Project, 3.03%*, 9/1/2035, SunTrust Bank (b)	1,300,000	1,300,000
La Grange, GA, Development Authority Revenue, La Grange College Project, 3.03%*, 6/1/2031, SunTrust Bank (b)	1,370,000	1,370,000
Macon-Bibb County, GA, Hospital Authority Revenue, Anticipation Certificates, Medical Center of Central Georgia, 3.03%*, 8/1/2018, SunTrust Bank (b)	600,000	600,000
Rockdale County, GA, Hospital Authority Revenue, Anticipation Certificates, 3.03%*, 10/1/2027, SunTrust Bank (b)	4,315,000	4,315,000
		11,585,000
Hawaii 0.5%
ABN AMRO, Munitops Certificates Trust, Series 2004-16, 144A, 3.07%*, 7/1/2012 (a)	3,200,000	3,200,000
Idaho 2.2%
Idaho, State Tax Anticipation Notes, 4.0%, 6/30/2006	7,500,000	7,540,555
Power County, ID, Industrial Development Authority, FMC Corp. Project, AMT, 3.08%*, 4/1/2014, Wachovia Bank NA (b)	7,500,000	7,500,000

		15,040,555
Illinois 9.5%
Chicago, IL, De La Salle Institute Project, 3.12%*, 4/1/2027, Fifth Third Bank (b)	3,470,000	3,470,000
Chicago, IL, Eclipse Funding Trust, Series 2006-0003 Solar Eclipse, 144A, 3.05%*, 1/1/2026 (a)	3,130,000	3,130,000
Cicero, IL, Industrial Development Revenue, Harris Steel Co. Project, AMT, 3.13%*, 5/1/2011, American National Bank & Trust (b)	1,450,000	1,450,000
Cook County, IL, Industrial Development Revenue, 128th Place Limited Partnership, AMT, 3.1%*, 7/1/2020, LaSalle Bank NA (b)	2,250,000	2,250,000
Cook County, IL, Industrial Development Revenue, Devorahco LLC Project, Series A, AMT, 3.1%*, 12/1/2034, LaSalle Bank NA (b)	2,000,000	2,000,000
Du Page County, IL, Benedictine University Building Project, 3.05%*, 7/1/2024, National City Bank (b)	5,430,000	5,430,000
Franklin Park, IL, Industrial Development Revenue, MacLean Fogg Co. Project, AMT, 3.15%*, 2/1/2007, Northern Trust Company (b)	5,000,000	5,000,000
Hillside, IL, Economic Development Revenue, L&J Technologies Project, AMT, 3.15%*, 7/1/2024, Northern Trust Company (b)	4,020,000	4,020,000
Illinois, Development Finance Authority, Industrial Development Revenue, Tripp Partners Project, AMT, 2.5%*, 2/1/2013, Northern Trust Company (b)	2,780,000	2,780,000
Illinois, Development Finance Authority, Industrial Project Revenue, Grecian Delight Foods Project, AMT, 3.1%*, 8/1/2019, LaSalle Bank NA (b)	4,700,000	4,700,000
Illinois, Development Finance Authority, Regional Organization Bank of Illinois Project, 3.14%*, 12/1/2020, Bank One NA (b)	2,250,000	2,250,000
Illinois, Educational Facilities Authority Revenue, 3.2%, 5/3/2006	3,000,000	3,000,000

16

Illinois, General Obligation, Series 1750, 144A, 3.06%*, 12/1/2010 (a)	5,300,000	5,300,000
Illinois, General Obligation, Star Certificates, Series 03-20, 144A, 3.06%*, 11/1/2019 (a)	5,700,000	5,700,000
Lake County, IL, Warren Township High School District No. 121 Gurnee, Series R-2157, 144A, 3.06%*, 3/1/2024 (a)	1,500,000	1,500,000
Lake Zurich, IL, Industrial Development Revenue, Screenco LLC/ScreenFlex Project, AMT, 3.1%*, 3/1/2018, LaSalle National Bank (b)	1,725,000	1,725,000
Mundelein, IL, Industrial Development Revenue, MacLean Fogg Co. Project, AMT, 3.15%*, 1/1/2015, Northern Trust Company (b)	6,500,000	6,500,000
Tinley Park, IL, Industrial Development Revenue, Harbor Tool Manufacturing, Inc., Project, AMT, 3.1%*, 7/1/2020, LaSalle Bank NA (b)	1,170,000	1,170,000
Woodridge, IL, Du Page Will & Cook Counties, Industrial Development Revenue, Morey Realty Group, Inc. Project, AMT, 3.13%*, 12/1/2016, Bank One NA (b)	3,700,000	3,700,000

		65,075,000
Indiana 5.6%
ABN AMRO, Munitops Certificates Trust:
Series 2003-32, 144A, 3.07%*, 1/15/2012 (a)	4,000,000	4,000,000
Series 2005-7, 144A, 3.07%*, 7/10/2013 (a)	7,150,000	7,150,000
Indiana, Development Finance Authority, Industrial Development Revenue, Enterprise Center III Project, AMT, 3.1%*, 6/1/2022, LaSalle Bank NA (b)	4,500,000	4,500,000
Indiana, Development Finance Authority, Industrial Development Revenue, Enterprise Center VI Project, AMT, 3.1%*, 6/1/2022, LaSalle Bank NA (b)	4,900,000	4,900,000
Indiana, Health Facility Financing Authority, Hospital Revenue, Macon Trust, Series F, 144A, 3.06%*, 5/1/2035 (a)	4,995,000	4,995,000
Indiana, State Development Finance Authority, Economic Development Revenue, Goodwill Industries Michiana Project, 3.1%*, 1/1/2027, National City Bank of Indiana (b)	1,970,000	1,970,000
Indiana, State Development Finance Authority, Industrial Development Revenue, Enterprise Center IV Project, AMT, 3.1%*, 6/1/2022, LaSalle Bank NA (b)	1,600,000	1,600,000
Indiana, State Development Finance Authority, Industrial Development Revenue, Enterprise Center V Project, AMT, 3.1%*, 6/1/2022, LaSalle Bank NA (b)	4,000,000	4,000,000
Indiana, State Educational Facilities Authority Revenue, St. Mary Woods Project, 3.09%*, 4/1/2024, Bank One NA (b)	3,000,000	3,000,000
Indianapolis, IN, Local Public Import Bond Bank, Macon Trust, Series P, 144A, AMT, 3.1%*, 1/1/2030 (a)	2,120,000	2,120,000

		38,235,000
Kentucky 5.0%
Boone County, KY, Pollution Control Revenue, Cincinnati Gas & Electric Co., Series A, 3.2%*, 8/1/2013, Calyon Bank (b)	4,400,000	4,400,000
Breckinridge County, KY, Lease Program Revenue, Kentucky Association of Counties Leasing Trust, Series A, 3.07%*, 2/1/2032, US Bank NA (b)	1,000,000	1,000,000
Jeffersontown, KY, Lease Program Revenue, Kentucky League of Cities Funding Trust, 3.07%*, 3/1/2030, US Bank NA (b)	3,720,000	3,720,000
Kentucky, Asset & Liability Commission Generated Fund, Tax & Revenue Anticipation Notes, Series A, 4.0%, 6/28/2006	5,500,000	5,528,677
Lexington-Fayette Urban County, KY, Industrial Development Revenue, YMCA Central Kentucky, Inc. Project, 3.09%*, 7/1/2019, Bank One Kentucky NA (b)	475,000	475,000
Pendleton County, KY, General Obligation:
3.0%, 3/6/2006	9,000,000	9,000,000
3.1%, 2/7/2006	2,000,000	2,000,000
Pendleton County, KY, Multi-County Lease Revenue, Series 89, 3.13%, 2/7/2006	8,000,000	8,000,000

		34,123,677

17

Maine 1.0%
Maine, State Tax Anticipation Notes, 4.0%, 6/30/2006	7,000,000	7,036,171
Massachusetts 1.3%
Massachusetts, State Development Finance Agency, 3.0%, 2/2/2006	3,000,000	3,000,000
Massachusetts, State Development Finance Agency Revenue, Bridgewell, Inc. Series A, 3.05%*, 6/1/2030, KeyBank NA (b)	6,000,000	6,000,000

		9,000,000
Michigan 9.6%
ABN AMRO, Munitops Certificates Trust, 144A, Series 2003-3, 3.05%*, 1/1/2011 (a)	24,600,000	24,600,000
Comstock Park, MI, Public Schools, Series R-2178, 144A, 3.06%*, 5/1/2025 (a)	980,000	980,000
Detroit, MI, City School District, Series PT-1844, 144A, 3.05%*, 5/1/2011 (a)	1,085,000	1,085,000
Detroit, MI, Sewer Disposal Revenue, Series E, 3.0%*, 7/1/2031 (a)	15,500,000	15,500,000
Georgetown Township, MI, Economic Development Corp., Limited Obligation Revenue, Sunset Manor, Inc. Project, 3.03%*, 11/1/2019, LaSalle Bank NA (b)	5,850,000	5,850,000
Jackson County, MI, Economic Development Corp. Revenue, Spring Arbor College Project, 3.08%*, 12/1/2020, Comerica Bank (b)	4,300,000	4,300,000
Michigan, Municipal Securities Trust Certificates, Series 9054, 144A, 3.06%*, 4/20/2011	2,825,000	2,825,000
Michigan, State University Revenue, 3.12%, 4/6/2006	4,000,000	4,000,000
Michigan, Strategic Fund, Limited Obligation Revenue, Continental Aluminum Project, AMT, 3.19%*, 10/1/2015, Comerica Bank (b)	4,900,000	4,900,000
Michigan, University of Michigan, Hospital Revenue:
Series A, 3.07%*, 12/1/2019	100,000	100,000
Series A-2, 3.07%*, 12/1/2024	600,000	600,000
Oakland County, MI, Economic Development Corp., Limited Obligation Revenue, Acme Manufacturing Co. Project, AMT, 3.19%*, 11/1/2023, JPMorgan Chase & Co. (b)	630,000	630,000

		65,370,000
Missouri 0.4%
Missouri, Development Finance Board, Air Cargo Facility Revenue, St. Louis Airport, AMT, 3.1%*, 3/1/2030, American National Bank & Trust (b)	2,500,000	2,500,000
Nebraska 0.4%
Nebraska, Investment Finance Authority, Single Family Housing Revenue, AMT, Series D, 3.1%*, 9/1/2034	2,472,500	2,472,500
Nevada 2.2%
Las Vegas Valley, NV, Water District, Series B-10, 144A, 3.06%*, 6/1/2024 (a)	9,875,000	9,875,000
Nevada, State Department Commission, Industrial Development Revenue, Master Halco Project, Series A, AMT, 3.19%*, 12/1/2009, Wachovia Bank NA (b)	4,900,000	4,900,000

		14,775,000
New Hampshire 0.3%
New Hampshire, State Business Finance Authority, Exempt Facilities Revenue, Waste Management of NH, Inc. Project, AMT, 3.08%*, 9/1/2012, Wachovia Bank NA (b)	2,000,000	2,000,000
New Jersey 2.9%
New Jersey, Economic Development Authority Revenue, Series R-311, 144A, 3.08%*, 6/15/2012 (a)	1,280,000	1,280,000
New Jersey, Environmental Infrastructure Trust, Encap Golf Holdings LLC Project, AMT, 3.03%*, 11/1/2025, Wachovia Bank NA (b)	1,000,000	1,000,000
New Jersey, State Tax & Revenue Anticipation Notes, Series A, 4.0%, 6/23/2006	14,400,000	14,466,204
New Jersey, State Transportation Trust Fund Authority, Series PT-2488, 144A, 3.05%*, 12/15/2017 (a)	2,860,000	2,860,000

		19,606,204

18

New York 1.3%
Long Island, NY, Power Authority, Electric System Revenue, Series D, 3.02%*, 12/1/2029 (a)	300,000	300,000
New York, Metropolitan Transportation Authority Revenue, Series PA-1083, 144A, 3.05%*, 5/15/2010 (a)	1,450,000	1,450,000
New York, State Housing Finance Agency Revenue, Multi-Family Housing, Series A, AMT, 3.05%*, 11/1/2028 (a)	790,000	790,000
New York, State Thruway Authority, Personal Income Tax Revenue, Series PT-3027, 144A, 3.05%*, 3/15/2025 (a)	4,000,000	4,000,000
New York, NY, General Obligation, Series 1010, 144A, 3.06%*, 8/1/2013 (a)	995,000	995,000
New York, NY, Municipal Securities Trust Receipts, Series SG-109, 144A, 3.05%*, 6/1/2027 (a)	1,300,000	1,300,000

		8,835,000
North Carolina 1.5%
Moore County, NC, Industrial Facilities & Pollution Control Finance Authority Revenue, Klaussner Industries Project, AMT, 3.13%*, 5/1/2010, Wachovia Bank NA (b)	3,000,000	3,000,000
North Carolina, Capital Finance Agency, Educational Facilities Revenue, Forsyth Country Day School, 3.05%*, 12/1/2031, Branch Banking & Trust (b)	2,300,000	2,300,000
North Carolina, Medical Care Commission, Health Care Facilities Revenue, Ist Mortgage Pennybyrn, Project C, 3.03%*, 10/1/2035, Bank of America NA (b)	4,000,000	4,000,000
North Carolina, Medical Care Community, Retirement Facilities Revenue, 1st Mortgage-United Methodist, Series B, 3.05%*, 10/1/2035, Branch Banking & Trust (b)	1,000,000	1,000,000

		10,300,000
Ohio 4.7%
Athens County, OH, Port Authority, Housing Revenue, University Housing for Ohio, Inc. Project, 3.07%*, 6/1/2032, Wachovia Bank NA (b)	4,000,000	4,000,000
Cuyahoga County, OH, Hospital Revenue, Improvement Metrohealth System, 3.07%*, 2/1/2035, National City Bank (b)	4,975,000	4,975,000
Cuyahoga, OH, Community College District, General Receipts, Series B, 3.05%*, 12/1/2032 (a)	3,815,000	3,815,000
Huron County, OH, Hospital Facilities Revenue, Fisher-Titus Medical Center, Series A, 3.04%*, 12/1/2027, National City Bank (b)	3,000,000	3,000,000
Lorain, OH, Port Authority Revenue, Port Development, Spitzer Project, AMT, 3.35%*, 12/1/2019, National City Bank (b)	2,670,000	2,670,000
Ohio, State Higher Educational Facility Community Revenue, Pooled Program:
Series A, 3.09%*, 9/1/2020, Fifth Third Bank (b)	940,000	940,000
Series C, 3.09%*, 9/1/2025, Fifth Third Bank (b)	810,000	810,000
Ohio, State Water Development Authority Revenue, Series 1118, 144A, 3.05%*, 12/1/2020	2,585,000	2,585,000
Portage County, OH, Industrial Development Revenue, Allen Aircraft Products Project, AMT, 3.2%*, 7/1/2018, National City Bank (b)	1,595,000	1,595,000
Salem, OH, Hospital Revenue, Salem Community, 3.02%*, 9/1/2035, JPMorgan Chase Bank (b)	7,800,000	7,800,000

		32,190,000
Oklahoma 1.0%
Blaine County, OK, Industrial Development Authority Revenue, Seaboard Project, AMT, 3.08%*, 11/1/2018, SunTrust Bank (b)	1,500,000	1,500,000
Payne County, OK, Economic Development Authority, Student Housing Revenue, OSUF Phase III Project, 3.05%*, 7/1/2032 (a)	5,250,000	5,250,000

		6,750,000

19

Pennsylvania 4.9%
Chester County, PA, Industrial Development Authority Revenue, Bentley Graphic, Inc. Project, AMT, 3.23%*, 12/1/2020, First Tennessee Bank (b)	4,150,000	4,150,000
Dauphin County, PA, General Authority Revenue, Education & Health Loan Program, 3.07%*, 11/1/2017 (a)	5,120,000	5,120,000
Manheim Township, PA, General Obligation, School District, 3.04%*, 6/1/2016 (a)	3,820,000	3,820,000
Montgomery County, PA, Redevelopment Authority, Multi-Family Housing Revenue, Forge Gate Apartments Project, Series A, 3.01%*, 8/15/2031	100,000	100,000
Pennsylvania, Economic Development Financing Authority, Exempt Facilities Revenue, Amtrak Project, Series B, AMT, 3.1%*, 11/1/2041, Morgan Guaranty Trust (b)	1,030,000	1,030,000
Pennsylvania, Economic Development Financing Authority, Solid Waste Disposal Revenue, Series MT-047, AMT, 144A, 3.09%*, 11/1/2021	2,700,000	2,700,000
Pennsylvania, State General Obligation, Series A-15, 144A, 3.06%*, 1/1/2017 (a)	4,045,000	4,045,000
Pennsylvania, State Higher Education Assistance Agency, Student Loan Revenue, Series A, AMT, 3.08%*, 3/1/2027 (a)	4,200,000	4,200,000
Pennsylvania, State Higher Educational Facilities Authority Revenue, Carnegie Mellon University, Series C, 3.05%*, 11/1/2029	1,370,000	1,370,000
Pennsylvania, State Higher Educational Facilities Authority Revenue, University Properties, Student Housing, Series A, 3.04%*, 8/1/2035, Citizens Bank (b)	5,170,000	5,170,000
Philadelphia, PA, Hospitals & Higher Education Facilities Authority Revenue, Childrens Hospital of Philadelphia, Series A, 3.05%*, 2/15/2021	150,000	150,000
Red Lion, PA, General Obligation, Area School District, 3.02%*, 5/1/2024 (a)	1,600,000	1,600,000

		33,455,000
Puerto Rico 0.0%
ABN AMRO, Munitops Certificates Trust, Series 2000-17, 144A, 3.02%*, 10/1/2008	100,000	100,000
South Carolina 1.0%
Greenwood County, SC, Exempt Facility Industrial Revenue, Fuji Photo Film Project, AMT, 3.2%*, 9/1/2011	2,500,000	2,500,000
South Carolina, Educational Facilities Authority for Private Nonprofit Institutions, Coker College, 3.08%*, 6/1/2019, Wachovia Bank NA (b)	4,455,000	4,455,000

		6,955,000
Tennessee 0.6%
Chattanooga, TN, Health Educational & Housing Facility Board Revenue, Catholic Health, Series C, 3.04%*, 5/1/2039	3,000,000	3,000,000
Montgomery County, TN, Public Building Authority, Pooled Financing Revenue, Tennessee County Loan Pool, 3.08%*, 7/1/2034, Bank of America NA (b)	1,425,000	1,425,000

		4,425,000
Texas 19.3%
ABN AMRO, Munitops Certificates Trust, Series 2004-38, 144A, 3.07%*, 2/15/2011	3,000,000	3,000,000
Aldine, TX, Independent School District, Series 827, 144A, 3.06%*, 1/1/2012	2,935,000	2,935,000
Austin, TX, Electric Utility Systems Revenue, Series R-1057, 144A, 3.06%*, 11/15/2021 (a)	4,775,000	4,775,000
Austin, TX, Water & Waste Systems Revenue, Series B-27, 144A, 3.06%*, 11/15/2026 (a)	5,260,000	5,260,000
Dallas, TX, Independent School District, Series 6038, 144A, 3.06%*, 8/15/2024	6,155,000	6,155,000
Galena Park, TX, Independent School District, Series SG-153, 144A, 3.06%*, 8/15/2023	6,700,000	6,700,000
Harris County, TX, General Obligation:
3.05%, 3/3/2006	4,160,000	4,160,000
3.1%, 3/3/2006	580,000	580,000
Harris County, TX, Health Facilities Development Corp. Revenue, YMCA Greater Houston Area, 3.07%*, 7/1/2037, JPMorgan Chase Bank (b)	1,390,000	1,390,000

20

Houston, TX, Airport System Revenue, Series SG-161, 144A, 3.06%*, 7/1/2032 (a)	10,735,000	10,735,000
Houston, TX, General Obligation, Series 781, 144A, 3.06%*, 3/1/2012 (a)	4,000,000	4,000,000
Houston, TX, Independent School District:
Series 05-18, 144A, 3.06%*, 8/15/2014	4,625,000	4,625,000
Series R-408, 144A, 3.06%*, 2/15/2029	4,000,000	4,000,000
Houston, TX, Utility System Revenue, 3.1%, 4/6/2006	8,000,000	8,000,000
Houston, TX, Water & Sewer System Revenue, Municipal Trust Receipts, Series SG-120, 144A, 3.06%*, 12/1/2023	2,000,000	2,000,000
Houston, TX, Water & Sewer Systems Revenue, Star Certificates, Series 2003-14, 144A, 3.06%*, 6/1/2026 (a)	1,095,000	1,095,000
Northside, TX, Independent School District, Series 758, 144A, 3.06%*, 2/15/2013	3,410,000	3,410,000
Northside, TX, Independent School District, School Building, 2.85%*, 6/15/2035	5,000,000	5,000,000
San Antonio, TX, Electric & Gas Revenue, Series 1700, 144A, 3.07%*, 2/1/2010	6,550,000	6,550,000
Texas, Lower Colorado River Authority, 3.05%, 3/3/2006	6,500,000	6,500,000
Texas, Southwest Higher Education Authority, Inc., Southern Methodist University Project, Series B, 3.0%*, 10/1/2029, Landesbank Hessen-Thuringen (b)	300,000	300,000
Texas, State Tax & Revenue Anticipation Notes, 4.5%, 8/31/2006	17,600,000	17,748,136
Texas, University of Texas Revenue:
3.05%, 3/1/2006	5,000,000	5,000,000
Series B-14, 144A, 3.06%*, 8/15/2022	4,590,000	4,590,000
Texas, Water Development Board Revenue, Series 2187, 144A, 3.04%*, 7/15/2021	10,860,000	10,860,000
Travis County, TX, Health Facilities Development Corp., Retirement Facility Revenue, Querencia Barton Creek, Series C, 3.04%*, 11/15/2035, LaSalle Bank NA (b)	2,000,000	2,000,000

		131,368,136
Utah 1.3%
Alpine, UT, General Obligation, School District: Floater-PT-436, 144A, 3.06%*, 3/15/2007	2,270,000	2,270,000
Floater-PT-436, 144A, 3.06%*, 3/15/2009	4,125,000	4,125,000
Murray City, UT, Hospital Revenue, IHC Health Services, Inc., Series C, 3.07%*, 5/15/2036	100,000	100,000
Utah, Housing Finance Agency, Single Family Mortgage, Series E-1, AMT, 3.1%*, 7/1/2031	2,475,000	2,475,000

		8,970,000
Virginia 0.3%
Alexandria, VA, Redevelopment & Multi-Family Housing Authority Revenue, Fairfield Village Square Project, Series A, AMT, 3.08%*, 1/15/2039	2,000,000	2,000,000
Washington 3.4%
Grant County, WA, Public Utilities District Number 002, Electric Revenue, Series 780, 144A, 3.06%*, 1/1/2010 (a)	6,125,000	6,125,000
King County, WA, Public Hospital District No. 002, Series R-6036, 144A, 3.06%*, 12/1/2023 (a)	1,270,000	1,270,000
Washington, Port Seattle Revenue, AMT, 3.09%*, 9/1/2035, Fortis Bank SA/NV (b)	2,000,000	2,000,000
Washington, State General Obligation:
Series A-11, 144A, 3.06%*, 6/1/2017 (a)	5,655,000	5,655,000
Series R-3036, 144A, 3.06%*, 1/1/2023 (a)	2,990,000	2,990,000
Washington, State Housing Finance Commission, Multi-Family Revenue, Deer Run West Apartments Project, Series A, AMT, 3.11%*, 6/15/2037, Bank of America NA (b)	5,200,000	5,200,000

		23,240,000

21

Wisconsin 1.2%
Manitowoc, WI, Industrial Development Revenue, Kaysun Corp. Project, AMT, 3.13%*, 5/1/2015, Bank One Wisconsin (b)	1,080,000	1,080,000
Pewaukee, WI, Industrial Development Revenue, Mixer System, Inc. Project, AMT, 3.13%*, 9/1/2020, Bank One Wisconsin (b)	1,900,000	1,900,000
Wisconsin, State Health & Educational Facilities Authority Revenue, Marshfield Clinic, Series B, 3.07%*, 1/15/2036, Marshall & Ilsley (b)	5,000,000	5,000,000

		7,980,000

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $671,145,551)+	98.5	671,145,551
Other Assets and Liabilities, Net	1.5	10,325,339

Net Assets	100.0	681,470,890

*	Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of January 31, 2006.

+	The cost for federal income tax purposes was $671,145,551.

(a)	Bond is insured by one of these companies:

Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group	5.2
Financial Guaranty Insurance Company	6.3
Financial Security Assurance Inc.	9.2
MBIA Corp.	10.9

(b)	Security incorporates a letter of credit from a major bank.

144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT:	Subject to alternative minimum tax.

The accompanying notes are an integral part of the financial statements.

22

Financial Statements

Statements of Assets and Liabilities as of January 31, 2006 (Unaudited)

	DWS Money Market Fund	DWS Government & Agency Money Fund	DWS Tax- Exempt Money Fund
Assets
Investments:
Investments in securities, at amortized cost	$2,897,571,942	$89,123,172	$671,145,551
Repurchase agreements, at amortized cost	437,435,000	411,198,000	—
Total investments in securities, at amortized cost	3,335,006,942	500,321,172	671,145,551
Cash	536	493	—
Receivable for investments sold	—	—	7,400,347
Interest receivable	10,551,304	1,484,849	3,950,983
Receivable for Fund shares sold	15,840,922	1,722,581	2,040,719
Other assets	85,765	50,595	34,996

Total assets	3,361,485,469	503,579,690	684,572,596

Liabilities
Due to custodian bank	—	—	78,208
Dividends payable	2,162,852	285,223	296,188
Payable for investments purchased	25,000,000	58,000,000	2,300,000
Payable for Fund shares redeemed	175,745	515,359	—
Accrued management fee	781,895	104,752	165,522
Other accrued expenses and payables	2,173,501	265,849	261,788

Total liabilities	30,293,993	59,171,183	3,101,706

Net assets, at value	$3,331,191,476	$444,408,507	$681,470,890

Net Assets
Net assets consist of:
Undistributed net investment income	97,204	(6,490)	18,799
Accumulated net realized gain (loss)	—	(1,031)	(6,816)
Paid-in capital	3,331,094,272	444,416,028	681,458,907

Net assets, at value	$3,331,191,476	$444,408,507	$681,470,890

Shares outstanding	3,330,837,448	444,393,947	681,459,569
Net asset value, offering and redemption price per share (Net asset value ÷ outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00	$1.00	$1.00

The accompanying notes are an integral part of the financial statements.

23

Statements of Operations for the six months ended January 31, 2006 (Unaudited)

Investment Income	DWS Money Market Fund	DWS Government & Agency Money Fund	DWS Tax-Exempt Money Fund
Income:
Interest	$66,892,286	$8,752,316	$9,900,269
Expenses:
Management fee	4,403,354	578,439	919,665
Services to shareholders	2,725,792	291,100	301,818
Custodian fees	63,724	8,767	13,349
Auditing	27,316	18,885	19,120
Legal	34,633	10,324	11,354
Trustees’ fees and expenses	50,251	26,403	24,666
Reports to shareholders	115,290	16,602	6,455
Registration fees	22,555	13,998	16,884
Other	86,823	15,260	20,137
Total expenses before expense reductions	7,529,738	979,778	1,333,448
Expense reductions	(32,651)	(6,905)	(11,126)
Total expenses after expense reductions	7,497,087	972,873	1,322,322

Net investment income	59,395,199	7,779,443	8,577,947

Net realized gain (loss) on investment transactions	—	—	(1,398)

Net increase (decrease) in net assets resulting from operations	$59,395,199	$7,779,443	$8,576,549

Statement of Changes in Net Assets — DWS Money Market Fund

Increase (Decrease) in Net Assets	Six Months Ended January 31, 2006 (Unaudited)	Year Ended July 31, 2005
Operations:
Net investment income	$59,395,199	$61,913,742
Net realized gain (loss) on investment transactions	—	25,138
Net increase (decrease) in net assets resulting from operations	59,395,199	61,938,880
Distributions to shareholders from net investment income	(59,398,175)	(62,715,860)
Fund share transactions:
Proceeds from shares sold	1,131,035,263	2,044,805,653
Net assets acquired in tax-free reorganization	—	280,280,767
Reinvestment of distributions	57,645,004	60,454,544
Cost of shares redeemed	(1,249,793,507)	(2,424,311,653)
Net increase (decrease) in net assets from Fund share transactions	(61,113,240)	(38,770,689)
Increase (decrease) in net assets	(61,116,216)	(39,547,669)
Net assets at beginning of period	3,392,307,692	3,431,855,361

Net assets at end of period (including undistributed net investment income of $97,204 and $100,180, respectively)	$3,331,191,476	$3,392,307,692

Other Information
Shares outstanding at beginning of period	3,391,950,687	3,430,708,003
Shares sold	1,131,035,263	2,044,805,665
Shares issued in tax-free reorganization	—	280,294,179
Shares issued to shareholders in reinvestment of distributions	57,645,004	60,454,544
Shares redeemed	(1,249,793,506)	(2,424,311,704)
Net increase (decrease) in Fund shares	(61,113,239)	(38,757,316)

Shares outstanding at end of period	3,330,837,448	3,391,950,687

The accompanying notes are an integral part of the financial statements.

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Statement of Changes in Net Assets — DWS Government & Agency Money Fund

Increase (Decrease) in Net Assets	Six Months Ended January 31, 2006 (Unaudited)	Year Ended July 31, 2005
Operations:
Net investment income	$7,779,443	$7,303,882
Net realized gain (loss) on investment transactions	—	(179)
Net increase (decrease) in net assets resulting from operations	7,779,443	7,303,703
Distributions to shareholders from net investment income	(7,785,800)	(7,402,591)
Fund share transactions:
Proceeds from shares sold	187,767,627	237,410,768
Net assets acquired in tax-free reorganization	—	89,982,258
Reinvestment of distributions	7,530,406	7,105,589
Cost of shares redeemed	(193,126,850)	(293,514,169)
Net increase (decrease) in net assets from Fund share transactions	2,171,183	40,984,446
Increase (decrease) in net assets	2,164,826	40,885,558
Net assets at beginning of period	442,243,681	401,358,123

Net assets at end of period (including accumulated distributions in excess of net investment income of $6,490 and $133, respectively)	$444,408,507	$442,243,681

Other Information
Shares outstanding at beginning of period	442,222,764	401,231,203
Shares sold	187,767,627	237,410,769
Shares issued in tax-free reorganization	—	89,989,372
Shares issued to shareholders in reinvestment of distributions	7,530,406	7,105,589
Shares redeemed	(193,126,850)	(293,514,169)
Net increase (decrease) in Fund shares	2,171,183	40,991,561

Shares outstanding at end of period	444,393,947	442,222,764

The accompanying notes are an integral part of the financial statements.

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Statement of Changes in Net Assets — DWS Tax-Exempt Money Fund

Increase (Decrease) in Net Assets	Six Months Ended January 31, 2006 (Unaudited)	Year Ended July 31, 2005
Operations:
Net investment income	$8,577,947	$9,443,185
Net realized gain (loss) on investment transactions	(1,398)	735
Net increase from payments by affiliates	—	251
Net increase (decrease) in net assets resulting from operations	8,576,549	9,444,171
Distributions to shareholders from net investment income	(8,577,947)	(9,461,564)
Fund share transactions:
Proceeds from shares sold	234,156,454	459,038,182
Net assets acquired in tax-free reorganization	—	120,128,452
Reinvestment of distributions	8,377,390	9,141,949
Cost of shares redeemed	(304,782,108)	(446,496,230)
Net increase (decrease) in net assets from Fund share transactions	(62,248,264)	141,812,353
Increase (decrease) in net assets	(62,249,662)	141,794,960
Net assets at beginning of period	743,720,552	601,925,592

Net assets at end of period (including undistributed net investment income of $18,799 and $18,799, respectively)	$681,470,890	$743,720,552

Other Information
Shares outstanding at beginning of period	743,707,833	601,878,580
Shares sold	234,156,454	459,038,182
Shares issued in tax-free reorganization	—	120,145,352
Shares issued to shareholders in reinvestment of distributions	8,377,390	9,141,949
Shares redeemed	(304,782,108)	(446,496,230)
Net increase (decrease) in Fund shares	(62,248,264)	141,829,253

Shares outstanding at end of period	681,459,569	743,707,833

The accompanying notes are an integral part of the financial statements.

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Financial Highlights

DWS Money Market Fund

Years Ended July 31,	2006[a]		2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	.018		.019	.007	.011	.02	.05
Distributions from net investment income	(.018)		(.019)	(.007)	(.011)	(.02)	(.05)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (%)	1.78	**	1.95	.71	1.11	2.01	5.54	[b,c]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3,331		3,392	3,432	4,117	4,978	5,787
Ratio of expenses before expense reductions (%)	.44	*	.48	.43	.43	.44	.42	[d]
Ratio of expenses after expense reductions (%)	.44	*	.48	.43	.43	.44	.41	[d]
Ratio of net investment income (%)	3.51	*	1.91	.72	1.12	2.01	5.38

[a]	For the six months ended January 31, 2006 (Unaudited).

[b]	Total return for the year ended July 31, 2001 includes the effect of a voluntary capital contribution from the Advisor. Without this contribution, the total return would have been lower.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 0.41% and 0.41%, respectively.

*	Annualized

**	Not annualized

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DWS Government & Agency Money Fund

Years Ended July 31,	2006[a]		2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	.018		.019	.007	.011	.02	.05
Distributions from net investment income	(.018)		(.019)	(.007)	(.011)	(.02)	(.05)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (%)	1.78	**	1.92	.67	1.07	1.96	5.44	[b]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	444		442	401	503	614	751
Ratio of expenses before expense reductions (%)	.44	*	.49	.45	.43	.43	.41	[c]
Ratio of expenses after expense reductions (%)	.44	*	.49	.45	.43	.43	.40	[c]
Ratio of net investment income (%)	3.49	*	1.88	.69	1.09	1.98	5.27

[a]	For the six months ended January 31, 2006 (Unaudited).

[b]	Total return would have been lower had certain expenses not been reduced.

[c]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 0.40% and 0.40%, respectively.

*	Annualized

**	Not annualized

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DWS Tax-Exempt Money Fund

Years Ended July 31,	2006[a]		2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	.012		.015	.006	.009	.01	.03
Distributions from net investment income	(.012)		(.015)	(.006)	(.009)	(.01)	(.03)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (%)	1.23	**	1.54	.65	.92	1.43	3.50	[b]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	681		744	602	634	687	745
Ratio of expenses before expense reductions (%)	.37	*	.41	.41	.39	.38	.36	[c]
Ratio of expenses after expense reductions (%)	.37	*	.41	.41	.39	.38	.35	[c]
Ratio of net investment income (%)	2.43	*	1.54	.64	.92	1.43	3.44

[a]	For the six months ended January 31, 2006 (Unaudited).

[b]	Total return would have been lower had certain expenses not been reduced.

[c]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 0.35% and 0.35%, respectively.

*	Annualized

**	Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Money Funds (formerly Scudder Money Funds) (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company organized as a Massachusetts business trust. The Trust offers three investment funds (the “Funds”). Each Fund takes its own approach to money market investing. DWS Money Market Fund (formerly Scudder Money Market Fund) emphasizes yield through a more diverse universe of investments, while DWS Government & Agency Money Fund (formerly Scudder Government and Agency Money Fund) emphasizes government securities. DWS Tax-Exempt Money Fund (formerly Scudder Tax-Exempt Money Fund) invests for income that is free from federal income taxes.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Funds in the preparation of their financial statements.

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Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Repurchase Agreements. Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund’s claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. Each Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Funds paid no federal income taxes and no federal income tax provisions were required.

At July 31, 2005, the DWS Tax-Exempt Fund had a net tax basis capital loss carryforward of approximately $600 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2013, the expiration date, whichever occurs first.

In addition, from November 1, 2004 through July 31, 2005, the DWS Tax-Exempt Fund incurred approximately $5,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended July 31, 2006.

At July 31, 2005, the DWS Government & Agency Money Fund had a net tax basis capital loss carryforward of approximately $1,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2012 ($25) and July 31, 2013 ($975), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2004 through July 31, 2005, the DWS Government & Agency Money Fund incurred approximately $38 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended July 31, 2006.

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Distribution of Income. Net investment income of each Fund is declared as a daily dividend and is distributed to shareholders monthly.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Funds.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with each specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Funds may enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet been made. However, based on experience, the Funds expect the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under the Management Agreement, Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”) directs the investments of the Funds in accordance with their investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Funds. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. Each Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.50% of the first $215,000,000 of the Funds’ combined average daily net assets, 0.375% of the next $335,000,000 of such net assets, 0.30% of the next $250,000,000 of such net assets, 0.25% of the next $800,000,000 of such net assets, 0.24% of the next $800,000,000 of such net assets, 0.23% of the next $800,000,00 of such net assets and 0.22% of such net assets in excess of $3,200,000,000, computed and accrued daily and payable monthly.

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Accordingly, for the six months ended January 31, 2006, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of the Funds’ average daily net assets as follows:

Fund	Total Aggregated	Annualized Effective Rate
DWS Money Market Fund		$4,403,354.26%
DWS Government & Agency Money Fund		578,439.26%
DWS Tax-Exempt Money Fund		919,665.26%

Effective June 13, 2005 through November 30, 2008, the Advisor has contractually agreed to waive all or a portion of their management fees and reimburse or pay certain operating expenses of the Funds to the extent necessary to maintain the operating expenses of each Fund at 0.47%, 0.45% and 0.40% of average net assets for DWS Money Market Fund, DWS Government & Agency Money Fund and DWS Tax-Exempt Money Fund, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, trustee, and trustee counsel fees, and organizational and offering expenses).

Service Provider Fees. DWS Scudder Investments Service Company (“DWS-SISC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Trust. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. (“DST”), DWS-SISC has delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Funds. For the six months ended January 31, 2006, the amounts charged to the Funds by DWS-SISC were as follows:

Fund	Total Aggregated	Unpaid at January 31, 2006
DWS Money Market Fund	$1,759,140	$816,999
DWS Government & Agency Money Fund	185,136	73,586
DWS Tax-Exempt Money Fund	235,700	89,026

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and regulatory filing services to the Funds. For the six months ended January 31, 2006, the amount charged to the Funds by DeIM included in the reports to shareholders was as follows:

Fund	Total Aggregated	Unpaid at January 31, 2006
DWS Money Market Fund	$3,960	$2,240
DWS Government & Agency Money Fund	3,960	2,240
DWS Tax-Exempt Money Fund	3,960	2,240

Trustees’ Fees and Expenses. The Trust pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

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C. Expense Reductions

For the six months ended January 31, 2006, the Advisor agreed to reimburse each Fund which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider in the following amounts:

Fund	Amount ($)
DWS Money Market Fund	31,376
DWS Government & Agency Money Fund	6,814
DWS Tax-Exempt Money Fund	10,838

Each Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each Fund’s expenses. During the six months ended January 31, 2006, no transfer agent credits were earned by the Funds. During the six months ended January 31, 2006, the Funds’ custodian fees were reduced as follows:

Fund	Custodian Credits ($)
DWS Money Market Fund	1,275
DWS Government & Agency Money Fund	91
DWS Tax-Exempt Money Fund	288

D. Line of Credit

The Funds and several other affiliated funds (the “Participants”) share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. Each Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in

33

the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors

34

to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM’s practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors’ payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors’ procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

F. Subsequent Event

Effective February 6, 2006, Scudder Investments changed its name to DWS Scudder and Scudder funds were renamed DWS funds. The DWS Scudder name represents the alignment of Scudder with all of Deutsche Bank’s mutual fund operations around the globe. On February, 2006, the funds became part of the DWS family under the letter “D” in the mutual fund listing section of the newspapers. In addition, the Web site for all Scudder funds changed to www.dws-scudder.com.

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Investment Management Agreement Approval

DWS Money Market Fund

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund’s investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”) in September 2005. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Fixed-Income Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. The Board also received extensive information throughout the year regarding performance and operating results of the Fund. After their review of the information received, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees’ findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. In connection with recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business, which resulted in turnover of senior management and other personnel of the Advisor, the Board considered Deutsche Bank’s commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Fund with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. The Board reviewed the Fund’s gross and net performance over short-term and long-term periods and compared those returns to various agreed-upon peer group performance measures, focusing, for this purpose, primarily on gross performance. The Board considered whether investment results were consistent with the Fund’s investment objective and policies. The Board also noted that it has put a process into place of identifying “Focus Funds” (e.g., funds performing poorly relative to their peer group), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor’s remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

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On the basis of this evaluation and the ongoing review of investment results by the Fixed-Income Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory, and that the Fund’s gross performance over time was satisfactory.

Fees and Expenses. The Board considered the Fund’s management fee rate, operating expenses and total expense ratio, and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper Inc. (“Lipper”). For purposes of this comparison, the Board relied on historical data compiled by Lipper for the peer funds and the Advisor’s estimate of current expenses for the Fund. The Board noted that the Fund adopted a revised management fee schedule with additional breakpoints in connection with the acquisition of the assets and liabilities of Scudder YieldWise Money Fund in June 2005 (the “YieldWise Merger”). The information provided to the Board showed that the Fund’s management fee rate (including the effects of the YieldWise Merger) was below the median of the peer group and that the Fund’s total expense ratio was below the median of the peer universe. The Board also considered the Fund’s management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable mutual funds and for similarly managed institutional accounts. With respect to institutional accounts, the Board noted that (i) both the mix of services provided and the level of responsibility required under the Agreement were significantly greater as compared to the Advisor’s obligations for similarly managed institutional accounts; and (ii) the management fees of institutional accounts are less relevant to the Board’s consideration because they reflect significantly different competitive forces than those in the mutual fund marketplace. With respect to other comparable DWS Funds, the Board considered differences in fund and fee structures among the various legacy organizations. The Board took into account the Advisor’s commitment to cap total expenses through November 30, 2008 in connection with the YieldWise Merger.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprisewide profitability of the DWS organization with respect to all fund services in totality and by fund. The Board reviewed DeIM’s methodology in allocating its costs to the management of the Fund. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were

37

consistently applied and were based upon practices commonly used in the investment management industry. Based on the information provided, the Board concluded that the pre-tax profits realized by DeIM in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee schedule under the Agreement is reasonable in relation to the asset size of the Fund. The Board noted that the management fee schedule included six breakpoints, designed to share economies of scale with the shareholders. The Board concluded that the management fee schedule, together with expense caps, reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DeIM and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DeIM and its affiliates, including fees received by the Advisor for administrative services provided to the Fund. The Board concluded that management fees were reasonable in light of these fallout benefits.

Regulatory Matters. The Board also considered information regarding ongoing inquiries of the Advisor regarding market timing, late trading and other matters by federal and state regulators and private lawsuits on related topics. Among other matters, the Board considered the Advisor’s commitment to indemnify the DWS Funds against regulatory actions or lawsuits arising from such inquiries. The Board also considered management’s representation that such actions will not materially impact the Advisor’s ability to perform under the Agreement or materially impact the Fund.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

DWS Government & Agency Money Fund

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund’s investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”) in September 2005. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Fixed-Income Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. The Board also received extensive information throughout the year regarding performance and operating results of

38

the Fund. After their review of the information received, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees’ findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. In connection with recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business, which resulted in turnover of senior management and other personnel of the Advisor, the Board considered Deutsche Bank’s commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Fund with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. The Board reviewed the Fund’s gross and net performance over short-term and long-term periods and compared those returns to various agreed-upon peer group performance measures, focusing, for this purpose, primarily on gross performance. The Board considered whether investment results were consistent with the Fund’s investment objective and policies. The Board also noted that it has put a process into place of identifying “Focus Funds” (e.g., funds performing poorly relative to their peer group), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor’s remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Fixed-Income Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory, and that the Fund’s gross performance over time was satisfactory.

Fees and Expenses. The Board considered the Fund’s management fee rate, operating expenses and total expense ratio, and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper Inc. (“Lipper”). For purposes of this comparison, the Board relied on historical

39

data compiled by Lipper for the peer funds and the Advisor’s estimate of current expenses for the Fund. The Board noted that the Fund adopted a revised management fee schedule with additional breakpoints in connection with the acquisition of the assets and liabilities of Scudder YieldWise Government & Agency Money Fund in June 2005 (the “YieldWise Merger”). The information provided to the Board showed that the Fund’s management fee rate (taking the YieldWise Merger into account) was below the median of the peer group and that the Fund’s total expense ratio was below the median of the peer universe. The Board also considered the Fund’s management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable mutual funds. With respect to other comparable DWS Funds, the Board considered differences in fund and fee structures among the various legacy organizations. The Board took into account the Advisor’s commitment to cap total expenses through November 30, 2008 in connection with the YieldWise Merger.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprisewide profitability of the DWS organization with respect to all fund services in totality and by fund. The Board reviewed DeIM’s methodology in allocating its costs to the management of the Fund. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. Based on the information provided, the Board concluded that the pre-tax profits realized by DeIM in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee schedule under the Agreement is reasonable in relation to the asset size of the Fund. The Board noted that the management fee schedule included six breakpoints, designed to share economies of scale with the shareholders. The Board concluded that the management fee schedule, together with expense caps, reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DeIM and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DeIM and its affiliates, including fees received by the Advisor for administrative services provided to the Fund. The Board concluded that management fees were reasonable in light of these fallout benefits.

40

Regulatory Matters. The Board also considered information regarding ongoing inquiries of the Advisor regarding market timing, late trading and other matters by federal and state regulators and private lawsuits on related topics. Among other matters, the Board considered the Advisor’s commitment to indemnify the DWS Funds against regulatory actions or lawsuits arising from such inquiries. The Board also considered management’s representation that such actions will not materially impact the Advisor’s ability to perform under the Agreement or materially impact the Fund.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

DWS Tax-Exempt Money Fund

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund’s investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”) in September 2005. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Fixed-Income Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. The Board also received extensive information throughout the year regarding performance and operating results of the Fund. After their review of the information received, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees’ findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. In connection with recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business, which resulted in turnover of senior management and other personnel of the Advisor, the Board considered Deutsche Bank’s commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Fund with top-quality investment management and shareholder, administrative and product distribution services.

41

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. The Board reviewed the Fund’s gross and net performance over short-term and long-term periods and compared those returns to various agreed-upon peer group performance measures, focusing, for this purpose, primarily on gross performance. The Board considered whether investment results were consistent with the Fund’s investment objective and policies. The Board also noted that it has put a process into place of identifying “Focus Funds” (e.g., funds performing poorly relative to their peer group), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor’s remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Fixed-Income Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory, and that the Fund’s gross performance over time was satisfactory.

Fees and Expenses. The Board considered the Fund’s management fee rate, operating expenses and total expense ratio, and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper Inc. (“Lipper”). For purposes of this comparison, the Board relied on historical data compiled by Lipper for the peer funds and the Advisor’s estimate of current expenses for the Fund. The Board noted that the Fund adopted a revised management fee schedule with additional breakpoints in connection with the acquisition of the assets and liabilities of Scudder YieldWise Municipal Money Fund in June 2005 (the “Yieldwise Merger”). The information provided to the Board showed that the Fund’s management fee rate (taking into account the effects of the YieldWise Merger) was below the median of the peer group and that the Fund’s total expense ratio was below the median of the peer universe. The Board also considered the Fund’s management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable mutual funds. With respect to other comparable DWS Funds, the Board considered differences in fund and fee structures among the various legacy organizations. The Board took into account the Advisor’s commitment to cap total expenses through November 30, 2008 in connection with the YieldWise Merger.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor.

42

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprisewide profitability of the DWS organization with respect to all fund services in totality and by fund. The Board reviewed DeIM’s methodology in allocating its costs to the management of the Fund. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. Based on the information provided, the Board concluded that the pre-tax profits realized by DeIM in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee schedule under the Agreement is reasonable in relation to the asset size of the Fund. The Board noted that the management fee schedule included six breakpoints, designed to share economies of scale with the shareholders. The Board concluded that the management fee schedule, together with expense caps, reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DeIM and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DeIM and its affiliates, including fees received by the Advisor for administrative services provided to the Fund. The Board concluded that management fees were reasonable in light of these fallout benefits.

Regulatory Matters. The Board also considered information regarding ongoing inquiries of the Advisor regarding market timing, late trading and other matters by federal and state regulators and private lawsuits on related topics. Among other matters, the Board considered the Advisor’s commitment to indemnify the DWS Funds against regulatory actions or lawsuits arising from such inquiries. The Board also considered management’s representation that such actions will not materially impact the Advisor’s ability to perform under the Agreement or materially impact the Fund.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

43

Account Management Resources

Automated Information Lines

Investor ACCESS (800) 972-3060

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.

Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on “proxy voting” at the bottom of the page) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	DWS Money Market Fund	DWS Government & Agency Money Fund	DWS Tax-Exempt Money Fund
Nasdaq Symbol	KMMXX	KEGXX	KXMXX
CUSIP Number	23339A 101	23339A 200	23339A 309
Fund Number	6	11	29

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas, Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients’ information. Internal policies are in place to protect confidentiality,

44

while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder

Attention: Correspondence — Chicago

P.O. Box 219415

Kansas City, MO 64121-9415

February 2006

Notes

45

NY Tax Free Money Fund Investment

Tax Free Money Fund Investment

Annual Report

to Shareholders

December 31, 2005

Contents

2	Portfolio Management Review
7	Information About Each Fund’s Expenses
10	Portfolio Summary
11	Investment Portfolios
19	Financial Statements
23	Financial Highlights
25	Notes to Financial Statements
32	Report of Independent Registered Public Accounting Firm
33	Tax Information
34	Investment Management Agreement Approval
42	Trustees and Officers
46	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the funds’ objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the funds. Please read the prospectus carefully before you invest.

An investment in these funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. Please read each fund’s prospectus for specific details regarding its risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Portfolio Management Review

Investment Funds: A Team Approach to Investing

Deutsche Asset Management, Inc. (“DeAM, Inc” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for NY Tax-Free Money Fund Investment and Tax Free Money Fund Investment, each a series of DWS Advisor Funds (the “Trust”) DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

A group of investment professionals is responsible for the day-to-day management of each fund.

In the following interview, Lead Portfolio Manager Sonelius Kendrick-Smith discusses the market environment and the portfolio management team’s approach to managing the funds during the most recent fiscal year.

Q: Will you discuss the market environment for the funds during the year ended December 31, 2005?

A: During the year ended December 31, 2005, the US Federal Reserve (the Fed) continued its recent policy of increasing short-term interest rates in an attempt to undo the easing of monetary policy (i.e., the lowering of interest rates) that occurred through June 2004. In eight increments of 0.25%, the policymakers raised the federal funds rate — the interest rate banks charge when they lend each other money overnight — to 4.25%.

2 Investment Funds

Despite these increases in the federal funds rate, longer-term yields remained low, creating a yield curve — an economic graph with a line going from left to right, showing how high or low yields are from the shortest to the longest maturities — that was atypically flat. (Typically, the line rises from left to right as investors who are willing to tie up their money for a longer period of time are rewarded with higher yields.)

Throughout the year, the Fed repeatedly said that its monetary policy remained “accommodative” to economic growth and that risks in the overall economy between inflation and deflation appeared to be balanced.

Indeed, over the period, the US economy showed resiliency despite two devastating hurricanes and continual increases in energy prices. As the year began, monthly job growth was the most important economic indicator for money markets. However, the focus gradually shifted to inflation, with economists and investors watching carefully for any signs of an increase. Going forward, the markets will likely watch for any changes in policy from incoming Fed Chairman Ben S. Bernanke.

At the end of December 2005, the one-year London Interbank Offered Rate (LIBOR) — the rate of interest at which banks borrow large volumes of funds from other banks in the international market, and the most widely used industry standard for measuring one-year money market rates — was at 4.84%, close to a four-year high. The premium level of the LIBOR (which is set by the market) over the federal funds rate (which is set by the Fed) was 4.25%, representing the market’s concern that the Fed may have to continue raising short-term interest rates to keep the economy’s growth moderate and prevent inflation.

Investment Funds 3

Q: How did the funds perform over its most recent fiscal year?

A: For the period ended December 31, 2005, the funds registered favorable performance. NY Tax Free Money Fund Investment achieved its stated objective of providing a high level of current income exempt from Federal and New York income taxes consistent with liquidity and the preservation of capital. Tax Free Money Fund Investment achieved its stated objective of providing a high level of current income exempt from Federal income tax consistent with liquidity and the preservation of capital.

Q: In light of market conditions during the period, what has been the strategy for the funds?

A: Over the period, we continued to focus on the highest-quality investments for the funds while seeking competitive yields across the municipal investment spectrum. We also maintained a cautious stance by targeting an average maturity similar to our peers. Each year, during “tax season,” tax-free money fund investors withdraw substantial amounts of money from the market to pay their tax bills. This year, tax-related selling pressure extended for a longer period than usual; we saw substantial withdrawals from March 2005 through May 2005. As a result of these sales, floating-rate issuers were forced to raise their rates to attract new investors. Our strategy during this time, which significantly boosted performance, was to increase the fund’s floating-rate position to take advantage of the increase in rates. The interest rate of floating-rate securities adjusts periodically based on indices such as the Bond Market Association Index of Variable Rate Demand Notes, which is a weekly high-grade market index consisting of seven-day tax-exempt variable rate demand notes produced by Municipal Market Data Group’s database of more than 10,000 active issues. Because the interest rates of these instruments adjust as market conditions change, they provide flexibility in an uncertain interest rate environment.

4 Investment Funds

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

7-Day Current Yield — New York Tax Free Money Fund Investment

	7-day current yield
December 31, 2005	2.62	%*
December 31, 2004	1.16	%*

*	The investment advisor has agreed to waive fees/reimburse expenses. Without such fee waivers/expense reimbursements the 7-day current yield would have been 2.42% as of December 31, 2005 and 0.98% for December 31, 2004.

7-Day Current Yield — Tax Free Money Fund Investment

	7-day current yield
December 31, 2005	2.64	%*
December 31, 2004	1.18	%**

**	The investment advisor has agreed to waive fees/reimburse expenses. Without such fee waivers/expense reimbursements the 7-day current yield would have been 2.50% as of December 31, 2005 and 1.01% for December 31, 2004.

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the portfolio over a 7-day period expressed as an annual percentage rate of each fund’s shares outstanding. Please call the Service Center at 1-800-730-1313 for the product’s most recent month-end performance.

Q: What detracted from performance during the period?

A: In December, we kept additional cash on hand — as we do each year — to meet any tax-related redemptions as well as investors’ year-end liquidity needs. Keeping a larger percentage of assets in overnight liquid positions detracted somewhat from yield and total return.

Investment Funds 5

Q: Will you describe your management philosophy?

A: We continue our insistence on the highest credit quality within the funds. We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the funds and to seek a competitive yield for our shareholders.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

6 Investment Funds

Information About Each Fund’s Expenses

As an investor, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in each Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, each Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate each Fund’s expenses in two ways:

•	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

•	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Investment Funds 7

NY Tax Free Money Fund Investment

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005
Actual Fund Return
Beginning Account Value 7/1/05	$1,000.00
Ending Account Value 12/31/05	$1,009.60
Expenses Paid per $1,000*	$3.75

Hypothetical 5% Fund Return
Beginning Account Value 7/1/05	$1,000.00
Ending Account Value 12/31/05	$1,021.48
Expenses Paid per $1,000*	$3.77

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratio
NY Tax Free Money Fund Investment	.74%

For more information, please refer to the Fund’s prospectus.

8 Investment Funds

Tax Free Money Fund Investment

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005
Actual Fund Return
Beginning Account Value 7/1/05	$1,000.00
Ending Account Value 12/31/05	$1,009.80
Expenses Paid per $1,000*	$3.80

Hypothetical 5% Fund Return
Beginning Account Value 7/1/05	$1,000.00
Ending Account Value 12/31/05	$1,021.42
Expenses Paid per $1,000*	$3.82

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratio
Tax Free Money Fund Investment	.75%

For more information, please refer to the Fund’s prospectus.

Investment Funds 9

Portfolio Summary

NY Tax Free Money Fund Investment

Asset Allocation	12/31/05	12/31/04
Municipal Investments	100%	100%

Weighted Average Maturity
NY Tax Free Money Fund Investment	26 days	9 days
iMoneyNet State Specific Retail Money Funds Average**	27 days	31 days

**	Category consists of only retail state tax-free and municipal money market funds.

Asset allocation is subject to change. For more complete details about the Fund’s holdings, see page 12. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Tax Free Money Fund Investment

Asset Allocation	12/31/05	12/31/04
Municipal Investments	100%	100%

Weighted Average Maturity
Tax Free Money Fund Investment	34 days	28 days
iMoneyNet National Retail Tax Free Money Funds Average*	31 days	34 days

*	Category consists of all national tax-free and municipal retail funds. Portfolio holdings of tax-free funds include Rated and Unrated Demand Notes, Rated and Unrated General Market Notes, Commercial Paper, Put Bonds — 6 months & less, Put Bonds — over 6 months, AMT Paper, and Other Tax-Free holdings.

Asset allocation is subject to change. For more complete details about the Fund’s holdings, see page 15. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Following the Funds’ fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

10 Investment Funds

Investment Portfolios	as of December 31, 2005

NY Tax Free Money Fund Investment	Principal Amount ($)	Value ($)
Municipal Bonds and Notes 98.5%
New York 93.1%
Albany, NY, Industrial Development Agency, Civic Facility Revenue, University of Albany Foundation Student Housing, Series A, 3.55% *, 11/1/2032 (a)	285,000	285,000
Erie County, NY, Industrial Development Agency, Civic Facility Revenue, Suburban Adult Services, 3.59% *, 6/1/2022, KeyBank NA (b)	3,880,000	3,880,000
Islip, NY, Union Free School District 002, Tax Anticipation Notes, 3.5%, 6/29/2006	3,250,000	3,262,413
Long Island, NY, Power Authority, Electric System Revenue, Series 1A, 3.56% *, 5/1/2033, Bayerische Landesbank (b)	2,200,000	2,200,000
New York, Jay Street Development Corp., Centers Facility Lease Revenue, Series A-1, 3.47% *, 5/1/2022, Depfa Bank PLC (b)	1,915,000	1,915,000
New York, Metropolitan Transportation Authority Revenue:
Series B-16, 144A, 3.53% *, 11/15/2027	100,000	100,000
Series 1040, 144A, 3.54% *, 11/15/2020 (a)	1,100,000	1,100,000
Series 848-D, 144A, 3.55% *, 11/15/2021 (a)	2,490,500	2,490,500
New York, State Dormitory Authority Revenue:
Series A-09, 144A, 2.78% *, 5/15/2031 (a)	1,995,000	1,995,000
3.09%, 1/12/2006	500,000	500,000
3.1%, 1/11/2006	3,685,000	3,685,000
Series B09, 144A, 3.53% *, 3/15/2023 (a)	350,000	350,000
Series 1191, 144A, 3.55% *, 5/15/2013 (a)	2,800,000	2,800,000
New York, State Dormitory Authority Revenue, Mental Health Services, Series D-2A, 3.56% *, 2/15/2031 (a)	200,000	200,000
New York, State Dormitory Authority Revenue, North Shore-Long Island Jewish, Series A, 3.47% *, 11/1/2034, Citibank NA (b)	325,000	325,000
New York, State General Obligation:
2.8% *, 1/5/2006	2,000,000	2,000,000
Series B, 2.9% *, 3/15/2030, Dexia Credit Local France (b)	1,100,000	1,100,000
Series H-3, 3.5% *, 3/1/2034, Bank of New York (b)	1,000,000	1,000,000
New York, State Housing Finance Agency Revenue, Historic Front Street, Series A, 3.57% *, 11/1/2036, Bank of New York (b)	2,000,000	2,000,000
New York, State Housing Finance Agency, Service Contract Revenue, Series D, 3.52% *, 3/15/2026, State Street Bank & Trust (b)	1,600,000	1,600,000
New York, State Power Authority, 3.1%, 1/11/2006	2,000,000	2,000,000
New York, State Power Authority Revenue & General Purpose, 2.8% *, 3/1/2016	1,000,000	1,000,000
New York, State Thruway Authority, Personal Income Tax Revenue, Series PT-3027, 144A, 3.54% *, 3/15/2025 (a)	3,285,000	3,285,000

The accompanying notes are an integral part of the financial statements.

Investment Funds 11

NY Tax Free Money Fund Investment	Principal Amount ($)	Value ($)
New York, Tobacco Settlement Financing Corp.:
Series R-2033, 144A, 3.56% *, 6/1/2021 (a)	1,970,000	1,970,000
Series R-6500, 144A, 3.56% *, 6/1/2021 (a)	2,235,000	2,235,000
New York City, NY, Industrial Development Agency, Civic Facility Revenue, Abraham Joshua Heschel Project, 3.58% *, 4/1/2032, Allied Irish Bank PLC (b)	1,505,000	1,505,000
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, Series F-2, 3.56% *, 6/15/2033	2,450,000	2,450,000
New York City, NY, Transitional Finance Authority Revenue, Series A-40, 144A, 3.53% *, 11/1/2026 (a)	970,000	970,000
New York City, NY, Transitional Finance Authority Revenue, Future Tax Secured:
Series A-1, 3.55% *, 11/15/2022	45,000	45,000
Series A, 3.55% *, 2/15/2030	3,300,000	3,300,000
New York City, NY, Transitional Finance Authority Revenue, NYC Recovery:
Series 3C, 3.48% *, 11/1/2022	200,000	200,000
Series 1A, 3.52% *, 11/1/2022	240,000	240,000
New York City, NY, Transitional Finance Authority, Stars Certificate, Series 2003-7, 144A, 3.54% *, 2/1/2029	2,400,000	2,400,000
New York, NY, General Obligation:
Series A-3, 3.52% *, 8/1/2031, BNP Paribas (b)	1,565,000	1,565,000
Series 1010, 144A, 3.55% *, 8/1/2013 (a)	3,780,000	3,780,000
Series H-6, 3.55% *, 3/1/2034, Fleet National Bank (b)	600,000	600,000
Series F, 7.0%, 2/1/2006	1,870,000	1,876,470
New York, NY, Triborough Bridge & Tunnel Authority Revenue:
Series A, 3.52% *, 1/1/2031 (a)	290,000	290,000
Series B-13, 144A, 3.53% *, 11/15/2021 (a)	2,075,000	2,075,000
Series R-2013, 3.55% *, 11/15/2021 (a)	300,000	300,000
Series B-2, 144A, 3.55% *, 1/1/2032	300,000	300,000
Onondaga County, NY, Industrial Development Agency, Civic Facility Revenue, YMCA of Greater Syracuse, Series A, 3.59% *, 11/1/2025, HSBC Bank PLC (b)	3,700,000	3,700,000
Otsego County, NY, Industrial Development Agency, Civic Facility Revenue, Noonan Community Service Corp. Project, Series A, 3.58% *, 3/1/2025, Wilber National Bank (b)	1,435,000	1,435,000
Rensselaer County, NY, Industrial Development Agency, Civic Facility Revenue, Hawthorne Ridge Project, 3.48% *, 10/30/2035, Citizens Bank NA (b)	2,250,000	2,250,000
Sachem, NY, Holbrook Central School District, Tax Anticipation Notes, 3.75%, 6/22/2006	3,000,000	3,014,732
Schenectady County, NY, Industrial Development Agency, Civic Facility Revenue, Sunnyview, Series B, 3.54% *, 8/1/2033, KeyBank NA (b)	2,300,000	2,300,000
Schoharie County, NY, Industrial Development Agency, Civic Facility Revenue, Bassett Hospital Project, Series A, 3.59% *, 2/1/2021, KeyBank NA (b)	200,000	200,000

The accompanying notes are an integral part of the financial statements.

12 Investment Funds

NY Tax Free Money Fund Investment	Principal Amount ($)	Value ($)
Seneca County, NY, Industrial Development Agency, Solid Waste Disposal Revenue, Seneca Meadows, Inc. Project, 3.56% *, 10/1/2035, Bank of America NA (b)	3,250,000	3,250,000
Yates County, NY, Industrial Development Agency, Civic Facility Revenue, Series B, 3.54% *, 9/1/2015, KeyBank NA (b)	1,575,000	1,575,000
Yonkers, NY, Industrial Development Agency, Civic Facility Revenue, 3.65% *, 7/1/2021, Bank of New York (b)	1,000,000	1,000,000

		83,899,115
Puerto Rico 5.4%
ABN AMRO, Munitops Certificates Trust, Series 2000-17, 144A, 3.51% *, 10/1/2008	2,815,000	2,815,000
Commonwealth of Puerto Rico, General Obligation, Series 813-D, 144A, 3.53% *, 7/1/2020 (a)	2,070,000	2,070,000

		4,885,000

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $88,784,115) †	98.5	88,784,115
Other Assets and Liabilities, Net	1.5	1,353,132

Net Assets	100.0	90,137,247

*	Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of December 31, 2005.

†	The cost for federal income tax purposes was $88,784,115.

(a)	Bond is insured by one of these companies:

Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group	7.7
Financial Guaranty Insurance Company	4.4
Financial Security Assurance, Inc.	8.3
MBIA Corp.	9.1

(b)	Security incorporates a letter of credit from a major bank.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Investment Funds 13

Investment Portfolios	as of December 31, 2005

Tax Free Money Fund Investment	Principal Amount ($)	Value ($)
Municipal Bonds and Notes 101.2%
California 9.1%
California, Community College Financing Authority, Series A, 4.0%, 6/30/2006 (a)	1,000,000	1,006,632
California, Golden State Tobacco Securitization Corp., Tobacco Settlement Revenue, Series R-411CE, 144A, 3.57% *, 6/1/2045	4,000,000	4,000,000
California, Municipal Finance Authority, Pollution Control Revenue, Chevron USA, Inc. Project, 3.7% *, 6/1/2025	1,000,000	1,000,000
California, School Cash Reserve Program Authority, Series A, 4.0%, 7/6/2006	1,500,000	1,510,426
California, State Department of Water Resources, Power Supply Revenue, Series C-9, 3.45% *, 5/1/2022, Citibank NA (b)	5,315,000	5,315,000
California, State General Obligation, Series B-6, 3.15% *, 5/1/2040, KBC Bank NV (b)	1,000,000	1,000,000
Los Angeles County, CA, Tax & Revenue Anticipation Notes, Series A, 4.0%, 6/30/2006	2,000,000	2,014,034

		15,846,092
Colorado 4.1%
ABN AMRO, Munitops Certificates Trust, Series 2005-30, 144A, 3.55% *, 6/1/2013 (a)	3,000,000	3,000,000
Adams & Weld Counties, CO, Brighton School District No. 27J, Series R-6514, 144A, 3.56% *, 12/1/2024 (a)	1,990,000	1,990,000
Denver, CO, City & County Economic Development Revenue, Western Stock Show Project, 3.6% *, 7/1/2029, Bank One Colorado NA (b)	2,155,000	2,155,000

		7,145,000
District of Columbia 1.0%
District of Columbia, General Obligation, Core City, 3.6% *, 3/1/2028, Bank of America NA (b)	1,650,000	1,650,000
Florida 0.7%
Tampa, FL, Health Care Facilities Revenue, Lifelink Foundation, Inc. Project, 3.55% *, 8/1/2022, SunTrust Bank (b)	1,200,000	1,200,000
Georgia 3.3%
Athens-Clarke County, GA, University Government Development Authority Revenue, University of Georgia Athletic Association, Series B, 3.74% *, 7/1/2035, Bank of America NA (b)	1,950,000	1,950,000
Burke County, GA, Development Authority, Pollution Control Revenue, Oglethorpe Power Corp., 3.75% *, 1/1/2021 (a)	700,000	700,000
Cobb County, GA, Housing Authority, Multi-Family Housing Revenue, Post Mill Project, 3.54% *, 6/1/2025	1,500,000	1,500,000
Roswell, GA, Housing Authority, Multi-Family Revenue, Post Canyon Project, 3.54% *, 6/1/2025	1,600,000	1,600,000

		5,750,000

The accompanying notes are an integral part of the financial statements.

14 Investment Funds

Tax Free Money Fund Investment	Principal Amount ($)	Value ($)
Illinois 12.2%
Chicago, IL, General Obligation, Series Z-10, 144A, 3.59% *, 6/29/2029 (a)	3,100,000	3,100,000
Du Page County, IL, Benedictine University Building Project, 3.5% *, 7/1/2024, LaSalle Bank NA (b)	7,400,000	7,400,000
Illinois, Development Finance Authority Revenue, Goodman Theatre Project, 3.58% *, 12/1/2033, Bank One NA (b)	675,000	675,000
Illinois, Educational Facilities Authority Revenue:
3.0%, 4/4/2006	3,000,000	3,000,000
3.2%, 5/3/2006	1,000,000	1,000,000
Illinois, Finance Authority Revenue, Series PA-1286, 144A, 3.55% *, 11/15/2023 (a)	3,500,000	3,500,000
Will & Kendall Counties, IL, Community School District No. 202, Series R-4031, 144A, 3.56% *, 1/1/2023 (a)	2,575,000	2,575,000

		21,250,000
Indiana 3.4%
ABN AMRO, Munitops Certificates Trust, Series 2003-32, 144A, 3.56% *, 1/15/2012 (a)	3,000,000	3,000,000
Indiana, Transportation Finance Authority Highway Revenue:
Series B-21, 144A, 3.54% *, 12/1/2022 (a)	2,085,000	2,085,000
Series 853, 144A, 3.55% *, 6/1/2017 (a)	900,000	900,000

		5,985,000
Iowa 1.2%
Iowa, Finance Authority Hospital Facility Revenue, Iowa Health Systems, Series B, 3.55% *, 7/1/2015 (a)	2,100,000	2,100,000
Kentucky 3.8%
Boone County, KY, Pollution Control Revenue, Cincinnati Gas & Electric Co., Series A, 3.1% *, 8/1/2013, Calyon Bank (b)	1,800,000	1,800,000
Pendleton County, KY, 3.16%, 1/9/2006	2,000,000	2,000,000
Somerset, KY, Blakley Family YMCA, Inc., Project, 3.57% *, 4/1/2015, Fifth Third Bank (b)	2,770,000	2,770,000

		6,570,000
Maryland 1.5%
Gaithersburg, MD, Economic Development Revenue, Asbury Methodist Village, 3.56% *, 1/1/2034, KBC Bank NV (b)	2,545,000	2,545,000
Michigan 5.0%
ABN AMRO, Munitops Certificates Trust, Series 2003-3, 144A, 3.54% *, 1/1/2011 (a)	1,465,000	1,465,000
Detroit, MI, City School District, Series PT-1844, 144A, 3.54% *, 5/1/2011 (a)	1,530,000	1,530,000
Michigan, Higher Education Facilities Authority Revenue, Spring Arbor, 3.57% *, 11/1/2030, Comerica Bank (b)	3,000,000	3,000,000

The accompanying notes are an integral part of the financial statements.

Investment Funds 15

Tax Free Money Fund Investment	Principal Amount ($)	Value ($)
Michigan, Municipal Securities Trust Certificates, Series 9054-A, 144A, 3.58% *, 4/20/2011	1,900,000	1,900,000
Michigan, University of Michigan, Hospital Revenue, Series A-2, 3.75% *, 12/1/2024	200,000	200,000
Oakland University, MI, Michigan Revenue Bond, 3.55% *, 3/1/2031 (a)	625,000	625,000

		8,720,000
Nevada 2.9%
Clark County, NV, Flood Control Revenue, 3.08%, 1/6/2006	5,000,000	5,000,000
New Jersey 2.6%
New Jersey, State Tax & Revenue Anticipation Notes, Series A, 4.0%, 6/23/2006	3,500,000	3,519,604
Salem County, NJ, Industrial Pollution Control, Financing Authority Revenue, E.I. Du Pont de Nemours and Co., 3.15% *, 3/1/2012	1,000,000	1,000,000

		4,519,604
New York 2.5%
New York, Metropolitan Transportation Authority Revenue, Series G-1, 3.45% *, 11/1/2026 (a)	4,255,000	4,255,000
North Carolina 3.2%
North Carolina, Capital Educational Facilities, Finance Agency Revenue, Forsyth Country Day School, 3.55% *, 12/1/2031, Branch Banking & Trust (b)	2,000,000	2,000,000
North Carolina, Medical Care Community, Retirement Facilities Revenue, 1st Mortgage, United Methodist:
Series B, 3.55% *, 10/1/2008, Branch Banking & Trust (b)	2,500,000	2,500,000
Series B, 3.55% *, 10/1/2035, Branch Banking & Trust (b)	1,000,000	1,000,000

		5,500,000
Ohio 4.1%
Cuyahoga County, OH, Hospital Revenue, Improvement Metrohealth System, 3.57% *, 2/1/2035, National City Bank (b)	5,000,000	5,000,000
Ohio, State Higher Educational Facility Community Revenue, Pooled Program:
Series A, 3.61% *, 9/1/2020, Fifth Third Bank (b)	605,000	605,000
Series C, 3.61% *, 9/1/2025, Fifth Third Bank (b)	1,325,000	1,325,000
Salem, OH, Hospital Revenue, Salem Community, 3.58% *, 9/1/2035, JPMorgan Chase Bank (b)	200,000	200,000

		7,130,000
Oklahoma 1.7%
Payne County, OK, Economic Development Authority, Student Housing Revenue, OSUF Phase III Project, 3.54% *, 7/1/2032 (a)	3,000,000	3,000,000
The accompanying notes are an integral part of the financial statements.

16 Investment Funds

Tax Free Money Fund Investment	Principal Amount ($)	Value ($)
Pennsylvania 5.0%
Allegheny County, PA, Hospital Development Authority Revenue, UPMC Senior Living Corp., 3.51% *, 7/15/2028	2,075,000	2,075,000
Lehigh County, PA, Industrial Development Authority, Pollution Control Revenue, 3.1% *, 6/1/2014, Rabobank Nederland (b)	180,000	180,000
Pennsylvania, State Higher Educational Facilities Authority Revenue, Drexel University, Series B, 3.51% *, 5/1/2033, Allied Irish Bank PLC (b)	50,000	50,000
Pennsylvania, State Higher Educational Facilities Authority Revenue, University Properties, Student Housing, Series A, 3.53% *, 8/1/2035, Citizens Bank of PA (b)	4,565,000	4,565,000
Pennsylvania, State Higher Educational Facilities Authority, Hospital Revenue, Series MT-042, 144A, 3.57% *, 1/1/2024	300,000	300,000
Pennsylvania, State School District Revenue Lease, Public School Building Authority, Series A42, 144A, 2.85% *, 6/1/2028 (a)	600,000	600,000
Philadelphia, PA, Redevelopment Authority Revenue, Series R-392, 144A, 3.55% *, 4/15/2028 (a)	1,000,000	1,000,000

		8,770,000
Puerto Rico 0.3%
ABN AMRO, Munitops Certificates Trust, Series 2000-17, 144A, 3.51% *, 10/1/2008	520,000	520,000
South Carolina 2.2%
South Carolina, Jobs Economic Development Authority, Hospital Facilities Revenue, Sisters of Charity Hospitals, 3.56% *, 11/1/2032, Wachovia Bank NA (b)	3,890,000	3,890,000
Tennessee 2.2%
Chattanooga, TN, Health Educational & Housing Facility Board Revenue, Catholic Health, Series C, 3.4% *, 5/1/2039	3,100,000	3,100,000
Clarksville, TN, Public Building Authority Revenue, Pooled Financing Program, 3.75% *, 1/1/2033, Bank of America NA (b)	700,000	700,000

		3,800,000
Texas 26.3%
Arlington, TX, General Obligation, Series 760, 144A, 3.55% *, 2/15/2013 (a)	2,995,000	2,995,000
Corpus Christi, TX, Utility System Revenue, Series PT-1816, 144A, 3.56% *, 7/15/2010 (a)	2,300,000	2,300,000
Cypress-FairBanks, TX, Independent School District, Series PT-2512, 144A, 3.55% *, 2/15/2022	5,445,000	5,445,000
Harris County, TX, Health Facilities Development Corp., Hospital Revenue, Series 2005-L15-D, 144A, 3.58% *, 2/15/2021	6,000,000	6,000,000
Houston, TX, Series A, 2.86%, 1/12/2006	5,500,000	5,500,000
Houston, TX, Utility Systems Revenue, 3.11%, 1/11/2006	2,000,000	2,000,000
Houston, TX, Water & Sewer Systems Revenue, Star Certificates, Series 2003-14, 144A, 3.55% *, 6/1/2026 (a)	495,000	495,000

The accompanying notes are an integral part of the financial statements.

Investment Funds 17

Tax Free Money Fund Investment	Principal Amount ($)	Value ($)
McAllen, TX, Independent School District, Municipal Securities Trust Receipts, Series 61-A, 144A, 3.56% *, 2/15/2030	4,705,000	4,705,000
Northside, TX, Independent School District, School Building, 2.85% *, 6/15/2035	2,000,000	2,000,000
Texas, A & M University Revenue, Series 945, 144A, 3.55% *, 5/15/2013	1,455,000	1,455,000
Texas, State Tax & Revenue Anticipation Notes, 4.5%, 8/31/2006	9,100,000	9,187,846
Texas, University of Texas Revenue, 3.08%, 1/17/2006	2,750,000	2,750,000
Travis County, TX, Health Facilities Development Corp., Retirement Facility Revenue, Querencia Barton Creek, Series C, 3.53% *, 11/15/2035, LaSalle Bank NA (b)	800,000	800,000

		45,632,846
Washington 2.9%
Port Tacoma, WA, State General Obligation, Core City, Series R-4036, 144A, 3.56% *, 12/1/2025 (a)	1,840,000	1,840,000
Spokane, WA, Public Facilities District Hotel, Motel & Sales Use Tax, Series R-2041, 144A, 3.56% *, 12/1/2023 (a)	3,140,000	3,140,000

		4,980,000

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $175,758,542) †	101.2	175,758,542
Other Assets and Liabilities, Net	(1.2)	(2,035,306)

Net Assets	100.0	173,723,236

*	Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of December 31, 2005.

†	The cost for federal income tax purposes was $175,758,542.

(a)	Bond is insured by one of these companies:

Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group	8.8
Financial Guaranty Insurance Company	9.1
Financial Security Assurance, Inc.	6.5
MBIA Corporation	2.6

(b)	Security incorporates a letter of credit from a major bank.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

18 Investment Funds

Financial Statements

Statements of Assets and Liabilities as of December 31, 2005

	NY Tax Free Money Fund Investment	Tax Free Money Fund Investment
Assets
Investments in securities, at amortized cost	$88,784,115	$175,758,542
Cash	130,509	183,326
Receivable for Investments sold	915,483	1,065,624
Interest receivable	555,309	1,015,940
Other assets	12,610	11,919

Total assets	90,398,026	178,035,351

Liabilities
Payable for investments purchased	—	3,940,769
Dividends payable	153,169	221,307
Administration and service fee payable	48,514	93,196
Accrued management fee	—	5,174
Other accrued expenses and payables	59,096	51,669

Total liabilities	260,779	4,312,115

Net assets, at value	$90,137,247	$173,723,236

Net Assets
Net assets consist of:
Undistributed net investment income	25,578	2,578
Accumulated net realized gain (loss)	(322)	(2,157)
Paid-in capital	90,111,991	173,722,815

Net assets, at value	$90,137,247	$173,723,236

Net Asset Value
Net assets applicable to shares outstanding	$90,137,247	$173,723,236
Shares outstanding, ($.001 par value per share, unlimited number of shares authorized)	90,134,456	173,721,896

Net Asset Value, offering and redemption price per share (net assets divided by shares outstanding)	$1.00	$1.00

The accompanying notes are an integral part of the financial statements.

Investment Funds 19

Statements of Operations for the year ended December 31, 2005

Investment Income	NY Tax Free Money Fund Investment	Tax Free Money Fund Investment
Income:
Interest	$2,432,160	$4,326,618
Expenses:
Administration and service fees	604,377	1,045,500

Advisory fee	151,094	261,375
Auditing	41,678	41,294
Legal	25,284	26,900
Trustees’ fees and expenses	9,915	8,305
Reports to shareholders	13,615	14,566
Registration fees	24,303	25,723
Other	10,227	10,151

Total expenses, before expense reductions	880,493	1,433,814
Expense reductions	(129,029)	(132,000)

Total expenses, after expense reductions	751,464	1,301,814

Net investment income	1,680,696	3,024,804
Net realized gain (loss) on investment transactions	289	(2,157)

Net increase (decrease) in net assets resulting from operations	$1,680,985	$3,022,647

The accompanying notes are an integral part of the financial statements.

20 Investment Funds

Statement of Changes in Net Assets — NY Tax Free Money Fund Investment

	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income	$1,680,696	$436,636
Net realized gain (loss) on investment transactions	289	9,183
Net increase (decrease) in net assets resulting from operations	1,680,985	445,819
Distributions to shareholders from:
Net investment income	(1,680,695)	(436,714)
Fund share transactions:
Proceeds from shares sold	255,899,620	477,073,897
Reinvestment of distributions	445,761	137,967
Cost of shares redeemed	(276,418,725)	(455,652,178)
Net increase (decrease) in net assets from Fund share transactions	(20,073,344)	21,559,686
Increase (decrease) in net assets	(20,073,054)	21,568,791
Net assets at beginning of period	110,210,301	88,641,510

Net assets at end of period (including undistributed net investment income of $25,578 and $25,577, respectively)	$90,137,247	$110,210,301

Other Information
Shares outstanding at beginning of period	110,207,798	88,648,139
Shares sold	255,899,620	477,073,897
Shares issued to shareholders in reinvestment of distributions	445,761	137,967
Shares redeemed	(276,418,723)	(455,652,205)
Net increase (decrease) in Fund shares	(20,073,342)	21,559,659

Shares outstanding at end of period	90,134,456	110,207,798

The accompanying notes are an integral part of the financial statements.

Investment Funds 21

Statement of Changes in Net Assets — Tax Free Money Fund Investment

	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income	$3,024,804	$690,126
Net realized gain (loss) on investment transactions	(2,157)	24,554

Net increase (decrease) in net assets resulting from operations	3,022,647	714,680

Distributions to shareholders from:
Net investment income	(3,024,804)	(690,126)

Fund share transactions:
Proceeds from shares sold	733,051,760	741,308,274
Reinvestment of distributions	926,841	165,273
Cost of shares redeemed	(695,075,364)	(774,896,049)

Net increase (decrease) in net assets from Fund share transactions	38,903,237	(33,422,502)

Increase (decrease) in net assets	38,901,080	(33,397,948)
Net assets at beginning of period	134,822,156	168,220,104

Net assets at end of period (including undistributed net investment income of $2,578 and $0, respectively)	$173,723,236	$134,822,156

Other Information
Shares outstanding at beginning of period	134,819,039	168,241,303
Shares sold	733,051,760	741,308,274
Shares issued to shareholders in reinvestment of distributions	926,841	165,273
Shares redeemed	(695,075,744)	(774,895,811)
Net increase (decrease) in Fund shares	38,902,857	(33,422,264)

Shares outstanding at end of period	173,721,896	134,819,039

The accompanying notes are an integral part of the financial statements.

22 Investment Funds

Financial Highlights

NY Tax Free Money Fund Investment

Years Ended December 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	.017	.005	.003	.006	.02
Net realized and unrealized gain (loss) on investment transactions[b]	—	—	—	—	—

Total from investment operations	.017	.005	.003	.006	.02

Less distributions from:
Net investment income	(.017)	(.005)	(.003)	(.006)	(.02)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (%)[c]	1.70	.47	.32	.65	1.89

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	90	110	89	113	110
Ratio of expenses before expense reductions (%)	.87	.88	.83	.82	.80	[d]
Ratio of expenses after expense reductions (%)	.75	.75	.75	.75	.75	[d]
Ratio of net investment income (%)	1.67	.49	.33	.65	1.86

[a]	The Financial Highlights prior to April 27, 2001 include the Fund’s information as a feeder fund to the NY Tax Free Money Portfolio for the respective periods.

[b]	Amount is less than $.0005 per share.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Includes expenses of the NY Tax Free Money Portfolio.

Investment Funds 23

Financial Highlights

Tax Free Money Fund Investment

Years Ended December 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	.017	.005	.003	.007	.02
Net realized and unrealized gain (loss) on investment transactions[b]	—	—	—	—	—

Total from investment operations	.017	.005	.003	.007	.02

Less distributions from:
Net investment income	(.017)	(.005)	(.003)	(.007)	(.02)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (%)[c]	1.72	.49	.33	.72	2.08

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	174	135	168	166	164
Ratio of expenses before expense reductions (%)	.82	.84	.80	.80	.79	[d]
Ratio of expenses after expense reductions (%)	.75	.75	.75	.75	.75	[d]
Ratio of net investment income (loss) (%)	1.73	.46	.32	.72	2.11

[a]	The Financial Highlights prior to April 27, 2001 include the Fund’s information as a feeder fund to the Tax Free Money Portfolio for the respective periods.

[b]	Amount is less than $.005 per share.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Includes expenses of the Tax Free Money Portfolio.

24 Investment Funds

Notes to Financial Statements

Note 1—Organization and Significant Accounting Policies

A. Organization

DWS Advisor Funds (formerly Scudder Advisor Funds) (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company organized as a Massachusetts business trust. NY Tax Free Money Fund Investment and Tax Free Money Fund Investment (each a “Fund,” and collectively, the “Funds”) are two of the funds the Trust offers to investors.

Each Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Funds in the preparation of their financial statements.

B. Security Valuation

Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

C. Federal Income Taxes

Each Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Funds paid no federal income taxes and no federal income tax provisions were required.

At December 31, 2005, the Funds had a net tax basis capital loss carryforward as follows, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2013, whichever occurs first.

	Capital Loss Carryforward	Expiration Date
New York Tax Free Money Fund Investment	300	12/31/2013
Tax Free Money Fund Investment	2,160	12/31/2013

Investment Funds 25

D. Distributions of Income

The net investment income of each Fund is declared as a daily dividend and is distributed to shareholders monthly.

Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax differences will reverse in a subsequent period. There were no significant book to tax differences for the Funds.

At December 31, 2005, the Funds’ components of distributable earnings (accumulated losses) on a tax-basis are as follows:

	NY Tax Free Money Fund Investment	Tax Free Money Fund Investment
Undistributed tax-exempt income	$25,578	$2,578

In addition, the tax character of distributions paid to shareholders by the Funds is summarized as follows:

	For the Years Ended December 31,
	2005	2004
NY Tax Free Money Fund Investment
Distributions from tax-exempt income	$1,680,695	$436,714
Tax Free Money Fund Investment
Distributions from tax-exempt income	$3,024,804	$690,126

For tax purposes short-term capital gains distributions are considered ordinary income distributions.

E. Contingencies

In the normal course of business, the Funds may enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet been made. However, based on experience, the Funds expect the risk of loss to be remote.

F. Other

Investment transactions are accounted for on a trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes. Expenses directly attributed

26 Investment Funds

to a fund are charged to that fund, while expenses which are attributed to the Trust are allocated among the funds in the Trust on the basis of relative net assets.

Note 2—Fees and Transactions with Affiliates

Deutsche Asset Management, Inc. (“DeAM, Inc.” or the “Advisor”) is the Advisor for each Fund and Investment Company Capital Corp. (“ICCC” or the “Administrator”) is the Administrator for each Fund, both an indirect, wholly owned subsidiary of Deutsche Bank AG. Under the Advisory Agreement, each Fund pays the Advisor an annual fee based on its average daily net assets which is calculated daily and paid monthly at the annual rate of 0.15%.

For the year ended December 31, 2005 and through April 30, 2006, the Advisor and Administrator contractually agreed to waive their fees and/or reimburse expenses of each Fund, to the extent necessary, to limit expenses to 0.75% of the average daily net assets of each Fund. Accordingly, for the year ended December 31, 2005 each Fund did not impose a portion of its Advisory fee as follows:

	Advisory Fee	Amount Waived	Annual Effective Rate
NY Tax Free Money Fund Investment	$151,094		$125,020.03%
Tax Free Money Fund Investment	$261,375		$126,975.08%

ICCC serves as Administrator and receives a fee based on each Fund’s average daily net assets which is calculated daily and paid monthly at the annual rate of 0.60%.

Typesetting and Filing Service Fees. Under an agreement with Deutsche Investment Management Americas Inc. (“DeIM”), an indirect, wholly owned subsidiary of Deutsche Bank AG, DeIM is compensated for providing typesetting and regulatory filing services to the Funds. For the year ended December 31, 2005, the amount charged to each Fund by DeIM included in the reports to shareholders are as follows:

	Total Aggregated	Unpaid at December 31, 2005
NY Tax Free Money Fund Investment	$5,760	$1,740
Tax Free Money Fund Investment	$5,760	$1,740

Trustees’ Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each

Investment Funds 27

Fund in the Fund Complex for which he or she serves. In addition, the Lead Trustee of the Board and the Chairman of each committee of the Board receives additional compensation for his/her services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Note 3—Expense Reductions

For the year ended December 31, 2005, the Advisor agreed to reimburse NY Tax Free Money Fund Investment $4,009 and Tax Free Money Fund Investment $5,025, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

Note 4—Concentration of Ownership

From time to time each Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on each Fund.

For the year ended December 31, 2005, there was one shareholder who held approximately 24% of the outstanding shares of Tax Free Money Fund Investment.

Note 5—Line of Credit Agreement

The Funds and several other affiliated funds (the “Participants”) share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. Each Fund may borrow up to a maximum of 5 percent of its net assets under this agreement.

Note 6—Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits,

28 Investment Funds

which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/ Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to

Investment Funds 29

certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999–2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/ Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM’s practices during 2001–2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors’ payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors’ procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory settlements, which will also disclose the terms of any final settlement agreements once they are announced.

30 Investment Funds

Note 7—Payment Made by Affiliates

During the year ended December 31, 2005, the Advisor fully reimbursed Tax Free Money Fund Investment $380 for losses incurred on a trade executed incorrectly.

Note 8—Subsequent Event

Effective February 6, 2006, Scudder Investments changed its name to DWS Scudder and the Scudder funds were renamed DWS funds. The DWS Scudder name represents the alignment of Scudder with all of Deutsche Bank’s mutual fund operations around the globe. On February 6, 2006, the funds became part of the DWS fund family under the letter “D” in the mutual fund listing section of the newspaper. In addition, the Web site for all Scudder funds changed to www.dws-scudder.com.

Investment Funds 31

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Advisor Funds (formerly Scudder Advisor Funds) and Shareholders of NY Tax Free Money Fund Investment and Tax Free Money Fund Investment:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NY Tax Free Money Fund Investment and Tax Free Money Fund Investment (the “Funds”) at December 31, 2005, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 24, 2006

32 Investment Funds

Tax Information	(unaudited)

Of the dividends paid from net investment income for the NY Tax Free Money Fund Investment and Tax Free Money Fund Investment for the taxable year ended December 31, 2005, 100% are designated as exempt interest dividends for federal income tax purposes.

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Investment Funds 33

Investment Management Agreement Approval

NY Tax Free Money Fund

The Board of Trustees of NY Tax Free Money Fund Investment (the “Fund”), a series of DWS Advisor Funds (the “Trust”), approved the continuation of the current investment management agreement with Deutsche Asset Management, Inc. (the “Advisor”) in September 2005. In terms of the process the Trustees followed prior to approving the contract, shareholders should know that:

•	At the present time, all but one of the Fund’s Trustees are independent of the Advisor and its affiliates.

•	The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters.

•	The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

The Advisor and its predecessors have managed the Fund since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, the Advisor is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business with extensive investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus only on fund performance and fees, but the Fund’s Trustees consider these and many other factors, including the quality and integrity of the Advisor’s personnel and back-office operations, fund valuations, and compliance policies and procedures. The Trustees noted that the Advisor has also implemented new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called “soft dollars”, even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Fund’s current investment management agreement, the Trustees considered factors that it believes relevant to the interests of shareholders, including:

•	The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to the Advisor by similar funds and institutional

34 Investment Funds

accounts advised by the Advisor. With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rate paid by the Fund was lower than the median (1st quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by the Advisor, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. The Board concluded that the fee schedule in effect for the Fund represented reasonable compensation in light of the nature, extent and quality of the services being provided to the Fund, the performance of the Fund and fees paid by similar funds.

•	The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund’s investment management fee schedule does not include fee breakpoints but that its total assets are less than $150 million. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between shareholders and the Advisor of such economies of scale as may exist in the management of the Fund at current asset levels.

•	The total operating expense of the Fund relative to the Fund’s peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Fund for the year ending December 31, 2004 were higher than the median (4th quartile) of the applicable Lipper universe. The Board also considered the expense limitations agreed to by the Advisor that serve to ensure that the Fund’s total operating expenses would be competitive relative to the applicable Lipper universe.

•	The investment performance of the Fund and the Advisor relative to industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2005, the Fund’s performance was in the 4th quartile of the applicable iMoneyNet universe. The Board also observed that the Fund underperformed its benchmark in the one-, three-and five-year periods. The Board recognized that the Advisor has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

•	The nature, extent and quality of the advisory services provided by the Advisor. The Board considered extensive information regarding the

Investment Funds 35

Advisor, including the Advisor’s personnel, particularly those personnel with responsibilities for providing services to the Fund, resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by the Advisor have benefited, and should continue to benefit, the Fund and its shareholders.

•	The costs of the services to, and profits realized by, the Advisor and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by the Advisor during 2004 from providing investment management services to the Fund and, separately, to the entire DWS fund complex, and reviewed with the Advisor the cost allocation methodology used to determine its profitability. In analyzing the Advisor’s costs and profits, the Board also reviewed the fees paid to, and services provided to the Fund by the Advisor and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review the Advisor’s cost allocation methodology and calculations. The Board concluded that the Fund’s investment management fee schedule represented reasonable compensation in light of the costs incurred by the Advisor and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, the Advisor’s overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided by the Advisor and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

•

The practices of the Advisor regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund, including the Advisor’s soft dollar practices. In this regard, the Board observed that the Advisor had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to

36 Investment Funds

monitor the Fund’s trading activities to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

•	The Advisor’s commitment to, and record of, compliance including its written compliance policies and procedures. In this regard, the Board considered the Advisor’s commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by the Advisor to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the Advisor’s chief compliance officer, who reports to the Board, (ii) the large number of compliance personnel who report to the Advisor’s chief compliance officer, and (iii) the substantial commitment of resources by the Advisor to compliance matters.

•	Deutsche Bank’s commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Fund and its shareholders as long as they remained in existence and while various organizational initiatives are being implemented. The Board also considered Deutsche Bank’s strategic plans for investing in the growth of its US mutual fund business and the potential benefits to the Fund’s shareholders.

Based on all of the foregoing, the Board determined to continue the Fund’s current investment management agreement, and concluded that the continuation of the agreement was in the best interests of shareholders. In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Investment Funds 37

Tax Free Money Fund

The Board of Trustees of Tax Free Money Fund Investment (the “Fund”), a series of DWS Advisor Funds (the “Trust”), approved the continuation of the current investment management agreement with Deutsche Asset Management, Inc. (the “Advisor”) in September 2005. In terms of the process the Trustees followed prior to approving the contract, shareholders should know that:

•	At the present time, all but one of the Fund’s Trustees are independent of the Advisor and its affiliates.

•	The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters.

•	The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

The Advisor and its predecessors have managed the Fund since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, the Advisor is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business with extensive investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus only on fund performance and fees, but the Fund’s Trustees consider these and many other factors, including the quality and integrity of the Advisor’s personnel and back-office operations, fund valuations, and compliance policies and procedures. The Trustees noted that the Advisor has also implemented new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called “soft dollars”, even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Fund’s current investment management agreement, the Trustees considered factors that it believes relevant to the interests of shareholders, including:

•

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds

38 Investment Funds

and (ii) fee rates paid to the Advisor by similar funds and institutional accounts advised by the Advisor. With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rate paid by the Fund was lower than the median (1st quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by the Advisor, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. The Board concluded that the fee schedule in effect for the Fund represented reasonable compensation in light of the nature, extent and quality of the services being provided to the Fund, the performance of the Fund and fees paid by similar funds.

•	The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund’s investment management fee schedule does not include fee breakpoints but that its total assets are less than $200 million. The Board concluded that the Fund’s fee schedule is appropriate given current asset levels.

•	The total operating expense of the Fund relative to the Fund’s peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Fund for the year ending December 31, 2004 were higher than the median (3rd quartile) of the applicable Lipper universe. The Board also considered the expense limitations agreed to by the Advisor that serve to ensure that the Fund’s total operating expenses would be competitive relative to the applicable Lipper universe.

•	The investment performance of the Fund and the Advisor relative to industry peer groups. The Board noted that for the one-year period ended June 30, 2005, the Fund’s performance was in the 3rd quartile, and for the three- and five-year periods was in the 4th quartile, of the applicable iMoneyNet universe. The Board also observed that the Fund underperformed its benchmark in the one-, three-and five-year periods. The Board recognized that the Advisor has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

•	The nature, extent and quality of the advisory services provided by the Advisor. The Board considered extensive information regarding the

Investment Funds 39

Advisor, including the Advisor’s personnel, particularly those personnel with responsibilities for providing services to the Fund, resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by the Advisor have benefited, and should continue to benefit, the Fund and its shareholders.

•	The costs of the services to, and profits realized by, the Advisor and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by the Advisor during 2004 from providing investment management services to the Fund and, separately, to the entire DWS fund complex, and reviewed with the Advisor the cost allocation methodology used to determine its profitability. In analyzing the Advisor’s costs and profits, the Board also reviewed the fees paid to, and services provided by, the Advisor and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review the Advisor’s cost allocation methodology and calculations. The Board concluded that the Fund’s investment management fee schedule represented reasonable compensation in light of the costs incurred by the Advisor and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, the Advisor’s overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided by the Advisor and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

•

The practices of the Advisor regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund, including the Advisor’s soft dollar practices. In this regard, the Board observed that the Advisor had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to

40 Investment Funds

monitor the Fund’s trading activities to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

•	The Advisor’s commitment to, and record of, compliance including its written compliance policies and procedures. In this regard, the Board considered the Advisor’s commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by the Advisor to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the Advisor’s chief compliance officer, who reports to the Board, (ii) the large number of compliance personnel who report to the Advisor’s chief compliance officer, and (iii) the substantial commitment of resources by the Advisor to compliance matters.

•	Deutsche Bank’s commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Fund and its shareholders as long as they remained in existence and while various organizational initiatives are being implemented. The Board also considered Deutsche Bank’s strategic plans for investing in the growth of its US mutual fund business and the potential benefits to the Fund’s shareholders.

Based on all of the foregoing, the Board determined to continue the Fund’s current investment management agreement, and concluded that the continuation of the agreement was in the best interests of shareholders. In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Investment Funds 41

Trustees and Officers

Independent Trustees

Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Trustee since 2002	Chairman, Diligence Inc. (international information collection and risk-management firm (since September 2002); Chairman, IEP Advisors, Inc. (July 1998–present); Member of the Board, Hollinger International, Inc.[3] (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (since April 1999), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (since July 1996); Director, The European Equity Fund, Inc. (since 2000), The New Germany Fund, Inc. (since 2004), The Central Europe and Russia Fund, Inc. (since 2000), DWS Global High Income Fund, Inc. (since 2005), DWS Global Commodities Stock Fund, Inc. (since 2005). Formerly, Partner, McKinsey & Company (consulting) (1991–1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985–1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998–February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996–June 2001) and Anchor Gaming (gaming software and equipment) (March 1999–December 2001); Chairman of the Board, Weirton Steel Corporation[3] (April 1996–2004 ).	54

Martin J. Gruber 7/15/37 Trustee since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies), DWS Global High Income Fund, Inc. (since 2005), DWS Global Commodities Stock Fund, Inc. (since 2005). Formerly, Trustee, TIAA (pension funds) (January 1996–January 2000); Trustee, CREF and CREF Mutual Funds (January 2000–March 2005); Chairman, CREF and CREF Mutual Funds, (February 2004–March 2005) and Director, S.G. Cowen Mutual Funds (January 1985–January 2001).	51

Richard J. Herring 2/18/46 Trustee since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000).	51

42 Investment Funds

Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Graham E. Jones 1/31/33 Trustee since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); DWS Global High Income Fund, Inc. (since 2005), Scudder Global Commodities Stock Fund, Inc. (since 2005). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998–2005); Trustee, Morgan Stanley Asset Management, various funds (1985–2001); Trustee, Weiss, Peck and Greer, various funds (1985–2005).	51

Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994–present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–present); Director, DWS Global High Income Fund, Inc. (since 2005), DWS Global Commodities Stock Fund, Inc. (since 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005).	51

Philip Saunders, Jr. 10/11/35 Trustee since 1986	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987–1988); President, John Hancock Home Mortgage Corporation (1984–1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982–1986).	51

William N. Searcy, Jr. 9/3/46 Trustee since 2002	Private investor (since October 2003); Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989–October 2003).	51

Interested Trustee

Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
William N. Shiebler[4] 2/6/42 Trustee since 2004	Vice Chairman, Deutsche Asset Management (“DeAM”) and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990–1999).	120

Investment Funds 43

Officers

Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years

Vincent J. Esposito[6] 6/8/56 President since 2005	Managing Director[5], Deutsche Asset Management (since 2003); President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004–present); formerly, Managing Director, Putnam Investments (1991–2002).

Paul H. Schubert[6] 1/11/63 Chief Financial Officer since 2004 Treasurer since June 2005	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998).

John Millette[7] 8/23/62 Secretary since 2003	Director[5], Deutsche Asset Management.

Patricia DeFilippis[6] 6/21/63 Assistant Secretary since 2005	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003–2005); legal associate, Lord, Abbett & Co. LLC (1998–2003).

Elisa D. Metzger[6] 9/15/62 Assistant Secretary since 2005	Director[5], Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999–2005).

Caroline Pearson[7] 4/1/62 Assistant Secretary since 2002	Managing Director[5], Deutsche Asset Management.

Scott M. McHugh[7] 9/13/71 Assistant Treasurer since 2005	Director[5], Deutsche Asset Management.

Kathleen Sullivan D’Eramo [7] 1/25/57 Assistant Treasurer since 2003	Director[5], Deutsche Asset Management.

John Robbins[6] 4/8/66 Anti-Money Laundering Compliance Officer since 2005	Managing Director[5], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999–2005).

44 Investment Funds

Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Philip Gallo[6] 8/2/62 Chief Compliance Officer since 2004	Managing Director[5], Deutsche Asset Management (2003–present). Formerly, Co-Head of Goldman Sachs Asset Management Legal (1994–2003).

A. Thomas Smith[6,8] (1956) Chief Legal Officer since 2005	Managing Director[5], Deutsche Asset Management (2004–present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999–2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994–1999); senior attorney, The Dreyfus Corporation (1991–1993); senior attorney, Willkie Farr & Gallagher (1989–1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986–1989).

[1]	Unless otherwise indicated, the mailing address of each Trustee and officer with respect to fund operations is One South Street, Baltimore, MD 21202.

[2]	Length of time served represents the date that each Trustee or officer first began serving in that position with DWS Advisor Funds of which these funds are each series.

[3]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[4]	Mr. Shiebler is a Trustee who is an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler’s business address is 345 Park Avenue, New York, New York 10154.

[5]	Executive title, not a board directorship.

[6]	Address: 345 Park Avenue, New York, New York 10154.

[7]	Address: Two International Place, Boston, Massachusetts 02110.

[8]	Elected on December 2, 2005.

The funds’ Statement of Additional Information includes additional information about the funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Investment Funds 45

Account Management Resources

Automated Information Lines	Institutional Investor Services (800) 730-1313 Personalized account information, information on other DeAM funds and services via touchtone telephone and the ability to exchange or redeem shares.

For More Information	(800) 730-1313, option 1 To speak with a fund service representative.

Written Correspondence	Deutsche Asset Management PO Box 219210 Kansas City, MO 64121-9210

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (type ‘proxy voting’ in the search field) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	NY Tax Free Money Fund Investment	Tax Free Money Fund Investment
Nasdaq Symbol	BNYXX	BTXXX
CUSIP Number	23336Y 698	23336Y 714
Fund Number	844	839

222 South Riverside Plaza

Chicago, IL 60606-5808

46 Investment Funds

ITEM 1.	REPORT TO STOCKHOLDERS

Scudder Money Funds

Scudder Money Market Fund

Scudder Government & Agency Money Fund

Scudder Tax-Exempt Money Fund

Annual Report to Shareholders

July 31, 2005

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in them. Please read this fund’s prospectus for specific details regarding its risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

3

Performance Summary July 31, 2005

Scudder Money Market Fund

All performance shown is historical and does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

Yield Comparison

•	Fund Yield

•	First Tier Retail Money Fund Average

Weekly 7-Day Current Yield

Yields are historical, will fluctuate and do not guarantee future performance. Please call (800) 621-1048 for the Fund’s most up-to-date performance.

Scudder Money Market Fund is compared to its respective iMoneyNet Category: First Tier Retail Money Fund Average — Category includes a widely-recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio Holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.

7-day current yield is the annualized net investment income per share for the period shown. Gains or losses are not included.

Lipper Ranking — Money Market Fund Category as of 7/31/05

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	40	of	363	11
3-Year	33	of	344	10
5-Year	30	of	299	10
10-Year	21	of	184	11

Lipper Inc. rankings are based upon changes in net asset value with all dividends reinvested for the periods indicated as of 7/31/05. Rankings are historical and do not guarantee future performance. The fund is compared to the Lipper Money Market Fund category.

Source: Lipper Inc.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

4

Scudder Government & Agency Money Fund

All performance shown is historical and does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

Yield Comparison

•	Fund Yield

•	Government & Agencies Retail Money Fund Average

Weekly 7-Day Current Yield

Yields are historical, will fluctuate and do not guarantee future performance. Please call (800) 621-1048 for the Fund’s most up-to-date performance.

Scudder Government & Agency Money Fund is compared to its respective iMoney Net Category: Government & Agencies Retail Money Fund Average — Category includes the most broadly based of the government retail funds. These funds can invest in US Treasuries, US Other, Repos, whether or not they are backed by US Treasuries and government-backed Floating Rate Notes.

7-day current yield is the annualized net investment income per share for the period shown. Gains or losses are not included.

Lipper Ranking — Government Money Market Fund Category as of 7/31/05

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	11	of	117	10
3-Year	8	of	106	8
5-Year	9	of	100	9
10-Year	6	of	73	9

Lipper Inc. rankings are based upon changes in net asset value with all dividends reinvested for the periods indicated as of 7/31/05. Rankings are historical and do not guarantee future performance. The fund is compared to the Lipper Government Money Market Fund category.

Source: Lipper Inc.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Scudder Tax-Exempt Money Fund

All performance shown is historical and does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

Yeild Comparison

•	Fund Yield

•	Tax-Free Retail Money Fund Average

Weekly 7-Day Current Yield

Yields are historical, will fluctuate and do not guarantee future performance. Income may be subject to state and local taxes and the alternative minimum tax. Please call (800) 621-1048 for the Fund’s most up-to-date performance.

Scudder Tax-Exempt Money Fund is compared to its respective iMoneyNet category: Tax-Free Retail Money Fund Average — Category consists of all national tax-free and municipal retail funds. Portfolio Holdings of tax-free Funds include Rated and Unrated Demand Notes, Rated and Unrated General Market Notes; Commercial Paper; Put Bonds — 6 months and less; over 6 months; AMT Paper and Other Tax-Free Holdings.

7-day current yield is the annualized net investment income per share for the period shown. Gains or losses are not included.

Lipper Ranking — Tax-Exempt Money Market Fund Category as of 7/31/05

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	7	of	120	6
3-Year	8	of	110	8
5-Year	9	of	101	7
10-Year	5	of	85	6

Lipper Inc. rankings are based upon changes in net asset value with all dividends reinvested for the periods indicated as of 7/31/05. Rankings are historical and do not guarantee future performance. The fund is compared to the Lipper Tax-Exempt Money Market Fund category.

Source: Lipper Inc.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

5

Information About Each Fund’s Expenses

As an investor, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in each Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended July 31, 2005.

The tables illustrate each Fund’s expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended July 31, 2005

Actual Fund Return	Scudder Money Market Fund	Scudder Government & Agency Money Fund	Scudder Tax-Exempt Money Fund
Beginning Account Value 2/1/05	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 7/31/05	$1,012.50	$1,012.40	$1,009.60
Expenses Paid per $1,000*	$2.25	$2.15	$1.99

Hypothetical 5% Fund Return	Scudder Money Market Fund	Scudder Government & Agency Money Fund	Scudder Tax-Exempt Money Fund
Beginning Account Value 2/1/05	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 7/31/05	$1,022.56	$1,022.66	$1,022.81
Expenses Paid per $1,000*	$2.26	$2.16	$2.01

*	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

6

Annualized Expense Ratios

Scudder Money Market Fund	.45%
Scudder Government & Agency Money Fund	.43%
Scudder Tax-Exempt Money Fund	.40%

For more information, please refer to the Funds’ prospectus.

Portfolio Management Review

Scudder Money Funds: A Team Approach to Investing

Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for Scudder Money Funds. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

A group of investment professionals is responsible for the day-to-day management of each fund. These investment professionals have a broad range of experience managing money market funds.

In the following interview, Portfolio Managers Christine C. Haddad and Joseph Benevento discuss the market environment and the portfolio team’s approach to managing Scudder Money Funds during the fund’s most recent fiscal year ended July 31, 2005.

7

Q: Will you discuss the market environment during the period?

A: In June 2004, following a substantial improvement in job creation and the economy in general, the Federal Reserve (the Fed) began to move away from an accommodative stance of low interest rates. The Fed’s policy was to raise short-term interest rates at a “measured pace” as it sought to prevent an acceleration in inflation, which would hurt the economic expansion. At the close of the fund’s fiscal year on July 31 the federal funds rate stood at 3.25%, up from 1.00% at the start of 2004.1

[1]	Federal funds rate — the overnight rate charged by banks when they borrow money from each other. Set by the Federal Open Market Committee (FOMC), the fed funds rate is the most sensitive — and closely watched — indicator concerning the direction of short-term interest rates. The FOMC is a key committee within the US Federal Reserve System, and meets every six weeks to review Fed policy on short-term rates. Based on current Fed policy, the FOMC may choose to raise or lower the fed funds rate to either add liquidity to the economy or remove it.

[2]	LIBOR, or the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

Throughout the period, the US economy maintained a steady 3.7% growth rate and added approximately 150,000 new jobs each month. During this time, the market’s focus gradually shifted from monitoring monthly job growth to a careful watch for signs of increased inflation. In February, oil prices, which had moderated toward the end of 2004, began to rise steadily and dramatically.

The one-year LIBOR rate stood at 4.16% at the close of the period.2 The LIBOR premium over the fed funds rate of 3.25% (LIBOR is set by the market while the fed funds rate is fixed by the Federal Reserve) represented the market’s concern that the Fed may have to continue raising short-term interest rates to keep inflation under control. The Fed has repeatedly stated that it will continue to raise rates to curb inflation, and that it believes the economy remains on a solid footing.

Q: How did the funds perform over the most recent annual period?

A: For the period, the funds registered favorable performance and achieved their stated objective of seeking maximum current income consistent with stability of principal (in the case of the Tax-Exempt Money Fund, to provide maximum current income that is exempt from regular federal taxes to the extent consistent with stability of principal).

Q: In light of market conditions during the period, what has been the strategy for Scudder Money Market Fund?

A: During the fiscal year, our strategy was to keep the portfolio’s average maturity relatively short in order to reduce risk, generally limiting our purchases to three-month maturity issues and shorter. (Shorter-term securities are generally less risky than longer-term securities, and are therefore potentially more attractive in a difficult environment.) From time to time, when the market offered more attractive yields at longer maturities, we added some longer-term issues. In addition, our decision to maintain a significant allocation in floating-rate securities — whose yields adjust to market rates — was helpful to performance during a period of rising interest rates. (The interest rate of floating-rate securities adjusts periodically based on indices such as LIBOR and the federal funds rate. Because the interest rates of these instruments adjust as market conditions change, they provide flexibility in an uncertain interest rate environment.) The remainder of the fund’s portfolio is invested in fixed-rate securities, certificates of deposit and repurchase agreements.3 During the period, we targeted an average maturity of 30 to 40 days for the fund. As of July 31, 2005, the fund’s weighted average maturity was 43 days.

[3]	Repurchase Agreements (Repos) — an agreement between a seller and a buyer, usually of government securities, where the seller agrees to repurchase the securities at a given price and usually at a stated time. Repos are widely used money market instruments that serve as an interest bearing, short-term “parking place” for large sums of money.

8

Q:	What has been the strategy for Scudder Government & Agency Money Fund?

A: At present, investors are waiting out the Federal Reserve’s well-telegraphed series of interest rate hikes, and many of them have led a “flight to quality” into government money market securities. For this reason, Treasury bills and Agency securities have become more expensive, and we have increased the fund’s allocation in repurchase agreements. In addition, we have shortened the weighted average maturity of the fund as a precautionary measure in this rising rate environment. Going forward, we will continue to monitor economic and inflation indicators to determine the speed in which interest rates may rise. As of July 31, 2005, the fund’s weighted average maturity was 41 days.

Q:	What has been the strategy for Scudder Tax-Exempt Money Fund?

A: During the period, we continued to focus on the highest-quality investments for the Tax-Exempt Money Fund while seeking competitive yields across the municipal investment spectrum. Over the period, we sought to balance stability of principal and competitive yield by shifting the fund’s weighted average maturity to a target range of 30 to 40 days. (At the close of the period ended July 31, 2005, the fund’s weighted average maturity was 31 days.) The portfolio also has a targeted allocation of 70% of assets in floating-rate securities and 30% in fixed-rate instruments. Our decision to maintain a significant floating-rate position helped performance during the period. The interest rate of floating-rate securities adjusts periodically based on indices such as the Bond Market Association Index of Variable Rate Demand Notes.4 Because the interest rates of these instruments adjust as market conditions change, they provide flexibility in an uncertain interest rate environment. In addition, we emphasized essential-services revenue issues and what is known as enhanced paper, i.e., securities guaranteed by a third party such as a bank or insurance company.

Lastly, within its floating-rate position, the fund is maintaining a core allocation in municipal trust receipts (MTRs).5 MTRs, which are financing vehicles for longer-term bonds, offer slightly higher yields than conventional variable rate instruments. And as a holder of insured municipal credits, we are carefully monitoring the recent investigations of municipal credit insurer MBIA by securities regulators (a portion of the credits the fund holds are insured by MBIA). MBIA, the largest municipal securities insurance firm, has been the subject of inquiries over certain types of derivative securities trading it engaged in during 2002.

[4]	The Bond Market Association Index of Variable Rate Demand Notes is a weekly high-grade market index comprising seven-day tax-exempt variable rate demand notes produced by Municipal Market Data Group. Actual issues are selected from Municipal Market Data’s database of more than 10,000 active issues.

[5]	Municipal trust receipts (MTRs) are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership coupled with a conditional right to sell, or put, the holder’s interest in the underlying securities at par plus accrued interest to a financial institution. These trusts are structured so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. The structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser.

9

Q:	What detracted from performance during the period?

A: In December, we kept additional cash on hand — as we do each year — to meet any tax-related redemptions as well as investors’ year-end liquidity needs. Because we kept a larger percentage of assets in overnight liquidity, this detracted somewhat from yield and total return.

Q:	Will you describe your investment philosophy?

A: We continue our insistence on the highest credit quality within the funds. We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the funds and to seek competitive yield for our shareholders.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary July 31, 2005

Scudder Money Market Fund

Asset Allocation	7/31/05	7/31/04
Commercial Paper	37%	30%
Short-Term Notes	20%	16%
Certificates of Deposit and Bank Notes	16%	19%
Repurchase Agreements	12%	13%
US Government Sponsored Agencies+	7%	14%
Promissory Notes	4%	4%
Master Notes	2%	3%
Other Investments	2%	1%
	100%	100%
Weighted Average Maturity
Scudder Money Market Fund	43 days	53 days
First Tier Retail Money Fund Average*	38 days	41 days

+	Not backed by the full faith and credit of the US Government

*	The Fund is compared to its respective iMoneyNet Category: First Tier Retail Money Fund Average — Category includes a widely-recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio Holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.

10

Scudder Government & Agency Money Fund

Asset Allocation	7/31/05	7/31/04
Agencies Not Backed by the Full Faith and Credit of the US Government	47%	65%
Repurchase Agreements	48%	29%
Agencies Backed by the Full Faith and Credit of the US Government	5%	6%
	100%	100%
Weighted Average Maturity
Scudder Government & Agency Money Fund	41 days	54 days
Government and Agencies Retail Money Fund Average**	31 days	38 days

**	The Fund is compared to its respective iMoney Net Category: Government & Agencies Retail Money Fund Average — Category includes the most broadly based of the government retail funds. These funds can invest in US Treasuries, US Other, Repos, whether or not they are backed by US Treasuries and government-backed Floating Rate Notes.

Scudder Tax-Exempt Money Fund

Asset Allocation	7/31/05	7/31/04
Municipal Investments	100%	100%
Weighted Average Maturity
Scudder Tax-Exempt Money Fund	31 days	26 days
National Tax-Free Retail Money Fund Average***	25 days	32 days

***	The Fund is compared to its respective iMoneyNet category: National Tax-Free Retail Money Fund Average — Category consists of all national tax-free and municipal retail funds. Portfolio Holdings of tax-free Funds include Rated and Unrated Demand Notes, Rated and Unrated General Market Notes; Commercial Paper; Put Bonds — 6 months and less; over 6 months; AMT Paper and Other Tax-Free Holdings.

Asset Allocation is subject to change. For more complete details about the Funds’ holdings, see pages 16-33. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of each Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

11

Following each Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of July 31, 2005

Scudder Money Market Fund	Principal Amount ($)	Value ($)
Certificates of Deposit and Bank Notes 16.2%
Abbott Laboratories, 5.625%, 7/1/2006	10,000,000	10,144,984
Bank of America NA, 2.92%, 8/3/2005	25,000,000	25,000,000
Bank Tokyo-Mitsubishi, 3.29%, 8/8/2005	30,000,000	30,000,000
BNP Paribas:
3.02%, 8/22/2005	50,000,000	50,000,000
3.16%, 8/9/2005	12,000,000	11,999,988
Calyon, 3.27%, 3/6/2006	20,000,000	20,000,000
Credit Suisse First Boston, 3.3%, 8/9/2005	85,000,000	85,000,000
Depfa Bank PLC, 3.22%, 2/6/2006	20,000,000	20,000,000
HBOS Treasury Services PLC:
3.29%, 9/6/2005	25,000,000	25,000,000
3.8%, 7/10/2006	35,000,000	35,000,000
Societe Generale:
2.955%, 8/8/2005	14,000,000	14,000,014
3.265%, 3/3/2006	27,000,000	27,000,000
3.29%, 8/10/2005	100,000,000	100,000,000
Tango Finance Corp., 4.045%, 7/25/2006	25,000,000	24,998,774
Toronto Dominion Bank:
3.6%, 6/7/2006	25,000,000	25,000,000
3.75%, 5/16/2006	17,500,000	17,498,651
UniCredito Italiano SpA:
3.185%, 8/15/2005	25,000,000	25,000,000
3.73%, 4/12/2006	5,000,000	5,000,000

Total Certificates of Deposit and Bank Notes (Cost $550,642,411)		550,642,411

Commercial Paper** 38.1%
Apreco LLC, 3.27%, 8/3/2005	64,600,000	64,588,264
Atlantis One Funding Corp.:
3.16%, 8/16/2005	70,827,000	70,733,745
3.25%, 9/9/2005	20,432,000	20,360,062
3.26%, 8/9/2005	60,000,000	59,956,533
3.26%, 9/9/2005	10,212,000	10,175,935
CC (USA), Inc., 3.6%, 11/1/2005	22,000,000	21,797,600
Charta, LLC:
3.27%, 8/3/2005	100,000,000	99,981,833
3.46%, 9/20/2005	35,000,000	34,831,806
CIT Group, Inc., 2.91%, 8/8/2005	40,000,000	39,977,367
General Electric Co., 3.5%, 9/29/2005	100,000,000	99,426,389
Giro Funding US Corp.:
3.5%, 9/20/2005	50,000,000	49,756,944
3.58%, 10/20/2005	60,000,000	59,522,667
Jupiter Securitization Corp., 3.27%, 8/8/2005	16,892,000	16,881,259
Liberty Street Funding, 3.42%, 8/26/2005	25,000,000	24,940,625
Merrill Lynch & Co., Inc., 3.3%, 8/1/2005	65,000,000	65,000,000
National Rural Utilities CFC, 3.34%, 8/11/2005	25,000,000	24,976,806
Perry Global Funding LLC, Series A, 3.4%, 8/19/2005	50,000,000	49,915,000
Preferred Receivables Funding Corp.:
3.27%, 8/2/2005	51,243,000	51,238,346
3.27%, 8/9/2005	85,252,000	85,190,050
RWE AG, 2.92%, 8/8/2005	10,000,000	9,994,322
Scaldis Capital LLC:
3.28%, 8/8/2005	88,691,000	88,634,435
3.41%, 8/25/2005	50,000,000	49,886,333
Sheffield Receivables Corp., 3.27%, 8/9/2005	150,000,000	149,891,000
Tango Finance Corp., 3.14%, 8/4/2005	6,000,000	5,998,430
The Goldman Sachs Group, Inc., 3.185%, 3/3/2006	10,000,000	9,810,669
Windmill Funding Corp., 3.28%, 8/11/2005	30,000,000	29,972,667

Total Commercial Paper (Cost $1,293,439,087)		1,293,439,087

12

Short-Term Notes* 20.1%
American Express Centurion Bank, 3.34%, 9/1/2005	20,000,000	20,000,645
American Express Credit Corp.:
3.19%, 8/9/2005	35,000,000	35,000,314
3.34%, 9/30/2005	6,000,000	6,000,355
American Honda Finance Corp., 144A, 3.38%, 9/19/2005	20,000,000	19,999,733
Beta Finance, Inc., 144A, 3.56%, 4/10/2006	25,000,000	25,005,687
Canadian Imperial Bank of Commerce, 1.92%, 10/14/2005	45,000,000	45,015,350
Credit Suisse First Boston, 3.38%, 9/9/2005	5,000,000	5,000,125
Depfa Bank PLC, 3.42%, 9/15/2005	25,000,000	25,000,000
General Electric Capital Corp., 3.67%, 9/23/2005	32,300,000	32,316,233
General Electric Co., 3.7%, 10/24/2005	5,000,000	5,000,609
Greenwich Capital Holdings, Inc.:
3.15%, 12/5/2005	75,000,000	75,000,000
3.31%, 11/14/2005	50,000,000	50,000,000
HSBC Finance Corp., 3.27%, 10/25/2005	50,000,000	50,000,000
International Business Machines Corp., 3.31%, 3/8/2006	3,000,000	2,999,756
Links Finance LLC, 3.385%, 5/22/2006	5,000,000	4,999,586
Merrill Lynch & Co., Inc.:
3.12%, 1/4/2006	25,000,000	25,000,000
3.39%, 5/5/2006	6,000,000	6,003,667
3.471%, 3/17/2006	55,000,000	55,025,080
Morgan Stanley:
3.32%, 11/15/2005	28,000,000	28,000,000
3.37%, 11/7/2005	25,000,000	24,999,995
Pfizer, Inc., 144A, 3.3%, 10/7/2005	40,000,000	40,000,000
SunTrust Bank NA, 3.17%, 4/28/2006	100,000,000	100,000,000

Total Short-Term Notes (Cost $680,367,135)		680,367,135

US Government Sponsored Agencies 6.9%
Federal Farm Credit Bank, 3.17%*, 1/17/2006	30,000,000	30,000,000
Federal Home Loan Bank, 3.309%*, 9/16/2005	30,000,000	29,998,944
Federal Home Loan Mortgage Corp., 3.51%*, 10/7/2005	90,000,000	90,000,000
Federal National Mortgage Association:
2.84%**, 8/3/2005	25,000,000	24,996,055
3.25%*, 12/9/2005	10,000,000	9,997,835
4.0%, 8/8/2006	50,000,000	50,000,000

Total US Government Sponsored Agencies (Cost $234,992,834)		234,992,834

Asset Backed 1.2%
Permanent Financing PLC, “1A”, Series 8, 3.34%*, 6/10/2006	35,000,000	35,000,000
Volkswagen Auto Lease Trust, “A1”, Series 2005-A, 2.985%, 3/20/2006	5,006,373	5,006,373

Total Asset Backed (Cost $40,006,373)		40,006,373

Master Notes 1.5%
Bear Stearns & Co., Inc., 3.463%*, 8/1/2005 (f) (Cost $50,000,000)	50,000,000	50,000,000
Promissory Notes 4.1%
The Goldman Sachs Group, Inc.:
2.48%*, 10/7/2005	75,000,000	75,000,000
3.17%*, 2/16/2006	15,000,000	15,000,000
3.39%*, 8/10/2005	50,000,000	50,000,000

Total Promissory Notes (Cost $140,000,000)		140,000,000

Guaranteed Investment Contracts 0.7%
New York Life Insurance Co., 3.514%*, 9/20/2005 (Cost $25,000,000)	25,000,000	25,000,000
Repurchase Agreements 11.8%
BNP Paribas, 3.3%, dated 7/29/2005, to be repurchased at $100,027,500 on 8/1/2005 (b)	100,000,000	100,000,000
JPMorgan Chase, Inc., 3.3%, dated 7/29/2005, to be repurchased at $95,026,125 on 8/1/2005 (c)	95,000,000	95,000,000
Morgan Stanley & Co., Inc., 3.31%, dated 7/29/2005, to be repurchased at $202,055,718 on 8/1/2005 (d)	202,000,000	202,000,000
State Street Bank and Trust Co., 3.14%, dated 7/29/2005, to be repurchased at $2,149,562 on 8/1/2005 (e)	2,149,000	2,149,000

Total Repurchase Agreements (Cost $399,149,000)		399,149,000

13

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $3,413,596,840) (a)	100.6	3,413,596,840
Other Assets and Liabilities, Net	(0.6)	(21,289,148)

Net Assets	100.0	3,392,307,692

*	Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of July 31, 2005.

**	Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $3,413,596,840.

(b) Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
11,360,000	Federal Home Loan Bank	3.875	8/22/2008	11,244,370
36,626,000	Federal Home Loan Mortgage Corp.	2.875-6.875	9/18/2007-9/15/2010	40,985,688
50,000,000	Federal National Mortgage Association	4.25	8/15/2010	49,770,780

Total Collateral Value				102,000,838

(c) Collateralized by $95,035,000 Government National Mortgage Association, 5.5%, maturing on 7/15/2035 with a value of $96,904,192.

(d) Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
84,120,935	Federal Home Loan Mortgage Corp.	4.0-7.0	5/1/2016-7/1/2035	85,871,581
114,739,308	Federal National Mortgage Association	3.567-8.0	6/1/2018-8/1/2035	120,691,414

Total Collateral Value				206,562,995

(e) Collateralized by $2,175,000 Federal Home Loan Mortgage Corp., 2.875%, maturing on 9/15/2005 with a value of $2,195,776.

(f) Reset date; not a maturity date.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

14

Scudder Government & Agency Money Fund	Principal Amount ($)	Value ($)
Agencies Not Backed by the Full Faith and Credit of the US Government 47.3%
US Government Sponsored Agencies 41.5%
Federal Farm Credit Bank:
3.17%*, 1/17/2006	20,000,000	20,000,000
3.41%*, 12/27/2005	15,000,000	15,000,000
Federal Home Loan Bank:
3.25%, 7/21/2006	5,000,000	4,964,779
3.27%*, 9/12/2005	34,000,000	33,997,597
Federal Home Loan Mortgage Corp.:
2.5%, 3/28/2006	5,000,000	4,954,823
2.9%**, 8/9/2005	15,500,000	15,490,011
3.51%*, 10/7/2005	10,000,000	10,000,000
3.83%, 6/20/2006	7,500,000	7,500,000
Federal National Mortgage Association:
2.18%, 1/30/2006	3,225,000	3,198,510
2.84%**, 8/3/2005	3,000,000	2,999,527
2.98%**, 9/16/2005	2,542,000	2,532,321
3.075%**, 1/27/2006	3,000,000	2,954,131
3.22%*, 9/7/2006	25,000,000	24,979,530
3.28%**, 8/1/2005	30,000,000	30,000,000
4.0%, 8/8/2006	5,000,000	5,000,000

		183,571,229

US Government Agency Sponsored Pass-Throughs 5.8%
Federal National Mortgage Association:
3.12%**, 8/1/2005	9,000,000	9,000,000
3.26%**, 8/1/2005	10,000,000	10,000,000
4.03%, 7/21/2006	6,500,000	6,500,000

		25,500,000

Total Agencies Not Backed by the Full Faith and Credit of the US Government (Cost $209,071,229)		209,071,229

Agencies Backed by the Full Faith and Credit of the US Government 5.0%
Government Guaranteed Securities
Hainan Airlines:
Series 2000-1, 3.41%*, 12/15/2007	9,966,939	9,966,940
Series 2000-2, 3.41%*, 12/15/2007	6,133,492	6,133,492
Series 2000-3, 3.41%*, 12/15/2007	6,133,501	6,133,501

Total Agencies Backed by the Full Faith and Credit of the US Government (Cost $22,233,933)		22,233,933

Repurchase Agreement 47.4%
Bank of America Securities LLC, 3.28%, dated 7/7/2005, to be repurchased at $75,225,500 on 8/9/2005 (b)	75,000,000	75,000,000
BNP Paribas, 3.32%, dated 7/29/2005, to be repurchased at $24,006,640 on 8/1/2005 (c)	24,000,000	24,000,000
Citigroup Global Markets, Inc., 3.5%, dated 7/27/2005, to be repurchased at $10,060,278 on 9/27/2005 (d)	10,000,000	10,000,000
Credit Suisse First Boston Corp., 3.28%, dated 7/6/2005, to be repurchased at $55,170,378 on 8/9/2005 (e)	55,000,000	55,000,000
Goldman Sachs Co., Inc., 3.28%, dated 7/12/2005, to be repurchased at $45,114,800 on 8/9/2005 (f)	45,000,000	45,000,000
State Street Bank and Trust Co., 3.1%, dated, 7/29/2005, to be repurchased at $794,205 on 8/1/2005 (g)	794,000	794,000

Total Repurchase Agreements (Cost $209,794,000)		209,794,000

15

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $441,099,162) (a)	99.7	441,099,162
Other Assets and Liabilities, Net	0.3	1,144,519

Net Assets	100.0	442,243,681

*	Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of July 31, 2005.

**	Annualized yield at time of purchase; not a coupon rate.

(a)	The cost for federal income tax purposes was $441,099,162.

(b)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
8,091,129	Federal Home Loan Mortgage Corp.	5.0-7.0	6/1/2032-5/1/2035	8,236,004
66,802,303	Federal National Mortgage Association	4.72-7.0	12/1/2011-7/1/2035	67,939,101

Total Collateral Value				76,175,105

(c)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
20,916,357	Federal Home Loan Mortgage Corp.	5.0	7/1/2020	15,136,678
53,916,357	Federal National Mortgage Association	5.5	2/1/2035-8/1/2035	9,343,323

Total Collateral Value				24,480,000

(d)	Collateralized by $11,330,259 Federal Home Loan Mortgage Corp., 4.0%, maturing on 6/15/2033 with a value of $10,300,000.

(e)	Collateralized by $55,868,635 Federal National Mortgage Association, with various coupon rates from 3.732-3.909% with various maturity dates of 8/1/2033-9/1/2034 with a value of $56,100,600.

(f)	Collateralized by $47,032,000 US Treasury Note, 3.625%, maturing on 5/15/2013 with a value of $45,900,312.

(g)	Collateralized by $725,000 Federal National Mortgage Association, 6.125%, maturing on 3/15/2012 with a value of $810,188.

The accompanying notes are an integral part of the financial statements.

16

Scudder Tax-Exempt Money Fund	Principal Amount ($)	Value ($)
Municipal Bonds and Notes 101.0%
Arizona 1.2%
Arizona, Salt River Pima-Maricopa, Indian Community, 2.34%*, 10/1/2025, Bank of America NA (c)	5,000,000	5,000,000
Arizona, School Facilities Board, Certificates of Participation, Series 735, 144A, 2.37%*, 3/1/2013 (b)	3,695,000	3,695,000
		8,695,000
California 2.5%
California, Housing Finance Agency Revenue, Multi-Family Housing, Series C, AMT, 2.36%*, 2/1/2037	2,175,000	2,175,000
California, State General Obligation, Series PT-1555, 144A, 2.35%*, 10/1/2010 (b)	4,945,000	4,945,000
Hayward, CA, Multi-Family Housing Revenue, Timbers Apartments, Series A, AMT, 2.32%*, 3/15/2033	2,600,000	2,600,000
Los Angeles County, CA, Tax & Revenue Anticipation Notes, Series A, 4.0%, 6/30/2006	6,000,000	6,077,889
Riverside, CA, Community College District, Series 913, 144A, 2.36%*, 2/1/2013 (b)	3,000,000	3,000,000

		18,797,889

Colorado 5.0%
Adams & Weld Counties, CO, Brighton School District No. 27J, Series R-6514, 144A, 2.37%*, 12/1/2024 (b)	8,525,000	8,525,000
Colorado, Educational & Cultural Facilities Authority Revenue, National Jewish Board Program, Series C-1, 2.33%*, 9/1/2035, US Bank NA (c)	6,500,000	6,500,000
Colorado, Educational & Cultural Facilities Authority Revenue, Vail Mountain School Project, 2.43%*, 5/1/2033, KeyBank NA (c)	3,200,000	3,200,000
Colorado, State Education Loan Program, Tax & Revenue Anticipation Notes, Series A, ETM, 3.5%, 8/9/2005	12,530,000	12,531,975
Larimer County, CO, School District No. R-1 Poudre, Series II-R-4535, 144A, 1.7%*, 12/15/2021 (b)	2,820,000	2,820,000
Summit County, CO, School District No. RE1, Series R-6513, 144A, 2.37%*, 12/1/2023 (b)	3,370,000	3,370,000

		36,946,975

Delaware 0.7%
Sussex County, DE, Industrial Development Revenue, Perdue Agrirecycle LLC Project, AMT, 2.4%*, 1/1/2013, SunTrust Bank (c)	5,000,000	5,000,000

District of Columbia 2.6%
District of Columbia, Tax & Revenue Anticipation Notes, 3.5%, 9/30/2005	19,000,000	19,029,829

Florida 4.3%
Alachua County, FL, Health Facilities Authority Revenue, Shands Teaching Hospital, Series A, 2.33%*, 12/1/2032, SunTrust Bank (c)	2,000,000	2,000,000
Broward County, FL, Housing Finance Authority, Multi-Family Housing Revenue, Series PT-703, 144A, 2.35%*, 9/1/2026	7,025,000	7,025,000
Broward County, FL, School Board Certificates of Participation, Series R-1056, 144A, 2.37%*, 7/1/2019 (b)	4,180,000	4,180,000
Collier County, FL, School Board Certificates Participation, Series MT-147, 144A, 2.36%*, 2/15/2021 (b)	4,000,000	4,000,000
Florida, Higher Educational Facilities Financing Authority Revenue, St. Thomas University Project, 2.33%*, 1/1/2019, SunTrust Bank (c)	1,300,000	1,300,000
Gulf Breeze, FL, Municipal Bond Fund Revenue, Series A, 2.34%*, 3/31/2021, Bank of America NA (c)	2,265,000	2,265,000
Miami-Dade County, FL, Industrial Development Authority Revenue, Gulliver Schools Project, 2.39%*, 9/1/2029, Bank of America NA (c)	2,890,000	2,890,000
Orange County, FL, Health Facilities Authority Revenue, Presbyterian Retirement Project, 2.39%*, 11/1/2028, Bank of America NA (c)	1,900,000	1,900,000
Orange County, FL, Housing Finance Authority, Multi-Family Revenue, Smokewood/Sun, Series A, 2.36%*, 12/1/2022	550,000	550,000
Pasco County, FL, School Board Certificates of Participation, 2.33%*, 8/1/2026 (b)	150,000	150,000
Pinellas County, FL, Health Facilities Authority Revenue, Pooled Hospital Loan Program, 2.34%*, 12/1/2015 (b)	1,800,000	1,800,000
Sarasota County, FL, Health Facility Authority Revenue, Bay Village Project, 2.39%*, 12/1/2023, Bank of America NA (c)	4,200,000	4,200,000

		32,260,000

17

Georgia 2.9%
Atlanta, GA, Airport Revenue:
Series C-3, 2.33%*, 1/1/2030 (b)	500,000	500,000
Series C-1, 2.34%*, 1/1/2030 (b)	4,000,000	4,000,000
Burke County, GA, Development Authority Pollution Control Revenue, Oglethorpe Power Corp., 2.33%*, 1/1/2022 (b)	2,785,000	2,785,000
Fulton County, GA, Development Authority Revenue, Shepherd Center, Inc. Project, 2.35%*, 9/1/2035, SunTrust Bank (c)	4,300,000	4,300,000
Rockdale County, GA, Hospital Authority Revenue, Anticipation Certificates, 2.34%*, 10/1/2027, SunTrust Bank (c)	4,410,000	4,410,000
Roswell, GA, Housing Authority, Multi-Family Revenue, Post Canyon Project, 2.35%*, 6/1/2025	5,400,000	5,400,000

		21,395,000

Hawaii 1.6%
ABN AMRO, Munitops Certificates Trust, Series 2004-16, 144A, 2.37%*, 7/1/2012 (b)	3,200,000	3,200,000
Honolulu, HI, City & County, General Obligation, 2.5%, 8/16/2005	8,600,000	8,600,000

		11,800,000

Idaho 2.0%
Idaho, State Tax Anticipation Notes, 4.0%, 6/30/2006	7,500,000	7,590,637
Power County, ID, Industrial Development Authority, FMC Corp. Project, AMT, 2.39%*, 4/1/2014, Wachovia Bank NA (c)	7,500,000	7,500,000

		15,090,637

Illinois 8.3%
Chicago, IL, Revenue Bonds, De La Salle Institute Project, 2.45%*, 4/1/2027, Fifth Third Bank (c)	3,470,000	3,470,000
Cicero, IL, Industrial Development Revenue, Harris Steel Co. Project, AMT, 2.5%*, 5/1/2011, American National Bank & Trust (c)	1,450,000	1,450,000
Cook County, IL, Industrial Development Revenue, 128th Place Limited Partnership, AMT, 2.41%*, 7/1/2020, LaSalle Bank NA (c)	2,400,000	2,400,000
Cook County, IL, Industrial Development Revenue, Devorahco LLC Project, Series A, AMT, 2.41%*, 12/1/2034, LaSalle Bank NA (c)	2,000,000	2,000,000
Du Page County, IL, Benedictine University Building Project, 2.35%*, 7/1/2024, LaSalle Bank NA (c)	5,430,000	5,430,000
Franklin Park, IL, Industrial Development Revenue, MacLean Fogg Co. Project, AMT, 2.4%*, 2/1/2007, Northern Trust Company (c)	5,000,000	5,000,000
Hillside, IL, Economic Development Revenue, L&J Technologies Project, AMT, 2.4%*, 7/1/2024, Northern Trust Company (c)	4,320,000	4,320,000
Illinois, Development Finance Authority Revenue, Regional Organization Bank of Illinois Project, 2.45%*, 12/1/2020, Bank One NA (c)	2,400,000	2,400,000
Illinois, Development Finance Authority, Industrial Development Revenue, Tripp Partners Project, AMT, 2.5%*, 2/1/2013, Northern Trust Company (c)	3,080,000	3,080,000
Illinois, Development Finance Authority, Industrial Project Revenue, Grecian Delight Foods Project, AMT, 2.41%*, 8/1/2019, LaSalle Bank NA (c)	4,700,000	4,700,000
Illinois, Finance Authority Revenue, Northwestern Memorial Hospital, Series B-1, 2.33%*, 8/15/2038	300,000	300,000
Illinois, Finance Authority Revenue, Northwestern University, Series B, 2.32%*, 12/1/2034	1,000,000	1,000,000
Illinois, General Obligation, Series 1750, 144A, 2.37%*, 12/1/2010 (b)	5,320,000	5,320,000
Illinois, General Obligation, Regional Transportation Authority, Merlots, Series A-24, 144A, 2.37%*, 7/1/2032 (b)	2,165,000	2,165,000
Illinois, General Obligation, Star Certificates, Series 03-20, 144A, 2.37%*, 11/1/2019 (b)	5,715,000	5,715,000
Lake Zurich, IL, Industrial Development Revenue, Screenco LLC/ScreenFlex Project, AMT, 2.41%*, 3/1/2018, LaSalle National Bank (c)	1,725,000	1,725,000
Mundelein, IL, Industrial Development Revenue, MacLean Fogg Co. Project, AMT, 2.4%*, 1/1/2015, Northern Trust Company (c)	6,500,000	6,500,000
Tinley Park, IL, Industrial Development Revenue, Harbor Tool Manufacturing, Inc., Project, AMT, 2.41%*, 7/1/2020, LaSalle Bank NA (c)	1,170,000	1,170,000
Woodridge, IL, Du Page Will & Cook Counties, Industrial Development Revenue, Morey Realty Group, Inc. Project, AMT, 2.5%*, 12/1/2016, Bank One NA (c)	3,970,000	3,970,000

		62,115,000

Indiana 3.8%
ABN AMRO, Munitops Certificates Trust, Series 2005-7, 144A, 2.38%*, 7/10/2013 (b)	7,210,000	7,210,000
Indiana, Development Finance Authority, Industrial Development Revenue, Enterprise Center III Project, AMT, 2.41%*, 6/1/2022, LaSalle Bank NA (c)	4,500,000	4,500,000
Indiana, Development Finance Authority, Industrial Development Revenue, Enterprise Center VI Project, AMT, 2.41%*, 6/1/2022, LaSalle Bank NA (c)	4,900,000	4,900,000
Indiana, Health Facility Financing Authority, Hospital Revenue, Macon Trust, Series F, 144A, 2.37%*, 5/1/2035 (b)	4,995,000	4,995,000
Indiana, State Development Finance Authority, Economic Development Revenue, Goodwill Industries Michiana Project, 2.4%*, 1/1/2027, National City Bank of Indiana (c)	1,985,000	1,985,000
Indiana, State Development Finance Authority, Industrial Development Revenue, Enterprise Center IV Project, AMT, 2.41%*, 6/1/2022, LaSalle Bank NA (c)	1,600,000	1,600,000
Indiana, State Educational Facilities Authority Revenue, St. Mary Woods Project, 2.35%*, 4/1/2024, Bank One NA (c)	3,000,000	3,000,000

		28,190,000

Kentucky 6.9%
Boone County, KY, Pollution Control Revenue, Cincinnati Gas & Electric Co., Series A, 2.55%*, 8/1/2013, Credit Lyonnais (c)	4,400,000	4,400,000
Jeffersontown, KY, Lease Program Revenue, Kentucky League of Cities Funding Trust, 2.59%*, 3/1/2030, US Bank NA (c)	4,515,000	4,515,000
Kentucky, General Fund Revenue, Tax & Revenue Anticipation Notes, Series A, 4.0%, 6/28/2006	5,500,000	5,564,573
Lexington-Fayette Urban County, KY, Industrial Development Revenue, YMCA Central Kentucky, Inc. Project, 2.45%*, 7/1/2019, Bank One Kentucky NA (c)	525,000	525,000
Pendleton, KY, County Lease:
2.85%, 8/5/2005	11,100,000	11,100,000
2.9%, 9/7/2005	25,000,000	25,000,000

		51,104,573

Louisiana 0.3%
Louisiana, State Offshore Terminal Authority, Deepwater Port Revenue, Loop LLC Project, Series A, 2.33%*, 9/1/2014, SunTrust Bank (c)	2,400,000	2,400,000

Maine 1.0%
Maine, State Tax Anticipation Notes, 4.0%, 6/30/2006	7,000,000	7,080,840

Massachusetts 0.9%
Massachusetts, State General Obligation, Series 05-7, 144A, 2.35%*, 8/1/2023 (b)	6,700,000	6,700,000

Michigan 6.3%
Comstock Park, MI, Public Schools, Series R-2178, 144A, 2.37%*, 5/1/2025 (b)	1,235,000	1,235,000

18

Detroit, MI, ABN AMRO Munitops Certificates Trust, Series 2003-3, 144A, 2.36%*, 1/1/2011 (b)	24,000,000	24,000,000
Detroit, MI, City School District, Series PT-1844, 144A, 2.36%*, 5/1/2011 (b)	1,060,000	1,060,000
Georgetown Township, MI, Economic Development Corp., Limited Obligation Revenue, Sunset Manor Inc. Project, 2.34%*, 11/1/2019, LaSalle Bank NA (c)	5,815,000	5,815,000
Jackson County, MI, Economic Development Corp. Revenue, Spring Arbor College Project, 2.4%*, 12/1/2020, Comerica Bank (c)	4,300,000	4,300,000
Michigan, General Obligation, 2.2%, 10/5/2005	2,100,000	2,100,000
Michigan, Municipal Securities Trust Certificates, Series 9054, 144A, 2.4%*, 4/20/2011	2,825,000	2,825,000
Michigan, Strategic Fund, Limited Obligation Revenue, Continental Aluminum Project, AMT, 2.5%*, 10/1/2015, Comerica Bank (c)	4,900,000	4,900,000
Oakland County, MI, Economic Development Corp., Limited Obligation Revenue, Acme Manufacturing Co. Project, AMT, 2.5%*, 11/1/2023, JPMorgan Chase & Co. (c)	690,000	690,000

		46,925,000

Missouri 0.3%
Missouri, Development Finance Board, Air Cargo Facility Revenue, St. Louis Airport, AMT, 2.4%*, 3/1/2030, American National Bank & Trust (c)	2,500,000	2,500,000

Nebraska 0.3%
Nebraska, Investment Finance Authority, Single Family Housing Revenue, AMT, Series D, 2.42%*, 9/1/2034	2,497,500	2,497,500

Nevada 1.1%
Las Vegas Valley, NV, Water District, Series B-10, 144A, 2.37%*, 6/1/2024 (b)	7,880,000	7,880,000

New Hampshire 0.3%
New Hampshire, State Business Finance Authority, Exempt Facilities Revenue, Waste Management of NH, Inc. Project, AMT, 2.39%*, 9/1/2012, Wachovia Bank NA (c)	2,000,000	2,000,000

New Jersey 3.8%
New Jersey, Economic Development Authority Revenue, Series R-331, 144A, 2.38%*, 6/15/2012 (b)	1,995,000	1,995,000
New Jersey, Economic Development Authority Revenue, First Mortgage Lions Gate Project, Series C, 2.35%*, 1/1/2020, Citizens Bank (c)	7,500,000	7,500,000
New Jersey, Economic Development Authority, Dock Facility Revenue, Bayonne/IMTT Project, Series A, 2.29%*, 12/1/2027, SunTrust Bank (c)	100,000	100,000
New Jersey, Economic Development Authority, Special Facility Revenue, Port Newark Container LLC, AMT, 2.38%*, 7/1/2030, Citibank NA (c)	300,000	300,000
New Jersey, Sports & Exposition Authority State Contract, Series C, 2.29%*, 9/1/2024 (b)	185,000	185,000
New Jersey, State Tax & Revenue Anticipation Notes, Series A, 4.0%, 6/23/2006	14,400,000	14,551,056
New Jersey, State Transportation Trust Fund Authority, Series PT-2488, 144A, 2.36%*, 12/15/2017 (b)	2,800,000	2,800,000
Salem County, NJ, Industrial Pollution Control, Financing Authority Revenue, E.I. Du Pont, 2.5%*, 3/1/2012	900,000	900,000

		28,331,056

New Mexico 0.0%
Farmington, NM, Pollution Control Revenue, Arizona Public Service Co., Series C, AMT, 2.32%*, 9/1/2024, Barclays Bank PLC (c)	100,000	100,000
New York 2.4%
City of Rochester, NY, General Obligation, 2.45%, 9/8/2005	6,000,000	6,000,000
New York, State Housing Finance Agency Revenue, Series E-39, AMT, 2.34%*, 11/15/2031	500,000	500,000
New York, State Housing Finance Agency Revenue, Multi-Family Housing, Series A, AMT, 2.36%*, 11/1/2028 (b)	800,000	800,000
New York, State Thruway Authority, Personal Income Tax Revenue, Series PT-3027, 144A, 2.36%*, 3/15/2025 (b)	6,415,000	6,415,000
New York, NY, Municipal Securities Trust Receipts, Series SG-109, 144A, 2.36%*, 6/1/2027	1,300,000	1,300,000
Niagara County, NY, Industrial Development Agency, Civic Facility Revenue, NYSARC, Inc. Opportunities Unlimited, Series A, 2.42%*, 9/1/2021, KeyBank NA (c)	305,000	305,000
Oneida Indian Nation, NY, Revenue Bond, 2.34%*, 10/1/2032, Bank of America NA (c)	215,000	215,000
Port Authority of New York & New Jersey, Special Obligation Revenue, Versatile Structure Obligation, Series 6, AMT, 2.32%*, 12/1/2017	2,000,000	2,000,000

		17,535,000

19

North Carolina 0.4%
Moore County, NC, Industrial Facilities & Pollution Control Financing Authority Revenue, Klaussner Industries Project, AMT, 2.44%*, 5/1/2010, Wachovia Bank NA (c)	3,100,000	3,100,000

Ohio 3.2%
Athens County, OH, Port Authority, Housing Revenue, University Housing for Ohio, Inc. Project, 2.4%*, 6/1/2032, Wachovia Bank NA (c)	5,780,000	5,780,000
Cuyahoga County, OH, Hospital Revenue, Improvement Metrohealth System, 2.37%*, 2/1/2035, National City Bank (c)	5,000,000	5,000,000
Cuyahoga, OH, Community College District, General Receipts, Series B, 2.37%*, 12/1/2032 (b)	3,910,000	3,910,000
Lorain, OH, Port Authority Revenue, Port Development, Spitzer Project, AMT, 2.5%*, 12/1/2019, National City Bank (c)	2,800,000	2,800,000
Ohio, State Higher Educational Facility Community Revenue, Pooled Program:
Series A, 2.4%*, 9/1/2020, Fifth Third Bank (c)	1,000,000	1,000,000
Series C, 2.4%*, 9/1/2025, Fifth Third Bank (c)	860,000	860,000
Ohio, State Water Development Authority Revenue, Series 1118, 144A, 2.36%*, 12/1/2019	2,590,000	2,590,000
Portage County, OH, Industrial Development Revenue, Allen Aircraft Products Project, AMT, 2.5%*, 7/1/2018, National City Bank (c)	1,700,000	1,700,000

		23,640,000

Oklahoma 0.9%
Blaine County, OK, Industrial Development Authority Revenue, Seaboard Project, AMT, 2.4%*, 11/1/2018, SunTrust Bank (c)	1,500,000	1,500,000
Payne County, OK, Economic Development Authority, Student Housing Revenue, OSUF Phase III Project, 2.36%*, 7/1/2032 (b)	5,250,000	5,250,000

		6,750,000

Oregon 0.9%
Hermiston, OR, Electric System Revenue, Private Activities, Series A, 2.43%*, 10/1/2032, Bank of America NA (c)	6,495,000	6,495,000

Pennsylvania 4.5%
Allentown, PA, Area Hospital Authority Revenue, Sacred Heart Hospital, Series B, 2.37%*, 7/1/2023, Wachovia Bank NA (c)	1,740,000	1,740,000
Chester County, PA, Industrial Development Authority Revenue, Bentley Graphic, Inc. Project, AMT, 2.54%*, 12/1/2020, First Tennessee Bank (c)	4,595,000	4,595,000
Dauphin County, PA, General Authority, Education & Health Loan Program, 2.38%*, 11/1/2017 (b)	5,380,000	5,380,000
Manheim Township, PA, School District, 2.38%*, 6/1/2016 (b)	3,990,000	3,990,000
Montgomery County, PA, Redevelopment Authority, Multi-Family Housing Revenue, Forge Gate Apartments Project, Series A, 2.32%*, 8/15/2031	110,000	110,000
Pennsylvania, Economic Development Financing Authority, Exempt Facilities Revenue, Amtrak Project, Series B, AMT, 2.4%*, 11/1/2041, Morgan Guaranty Trust (c)	950,000	950,000
Pennsylvania, Economic Development Financing Authority, Solid Waste Disposal Revenue, Series MT-047, AMT, 144A, 2.4%*, 11/1/2021	2,870,000	2,870,000
Pennsylvania, State General Obligation, Series A-15, 144A, 2.37%*, 1/1/2017 (b)	4,205,000	4,205,000
Pennsylvania, State Higher Educational Assistance Agency, Student Loan Revenue, Series A, AMT, 2.44%*, 3/1/2027 (b)	4,545,000	4,545,000
Pennsylvania, State Higher Educational Facilities Authority Revenue, University Properties, Student Housing, Series A, 2.35%*, 8/1/2035, Citizens Bank (c)	5,270,000	5,270,000

		33,655,000

Puerto Rico 0.2%
Commonwealth of Puerto Rico, General Obligation, Series 813-D, 144A, 2.33%*, 7/1/2020 (b)	150,000	150,000
Puerto Rico, Industrial Tourist Educational, Medical & Environmental Central Facilities, Bristol-Myers Squibb Project, AMT, 2.33%*, 12/1/2030	1,700,000	1,700,000

		1,850,000

South Carolina 0.9%
Greenwood County, SC, Exempt Facility Industrial Revenue, Fuji Photo Film Project, AMT, 2.51%*, 9/1/2011	2,500,000	2,500,000
South Carolina, Educational Facilities Authority for Private Nonprofit Institutions, Coker College, 2.39%*, 6/1/2019, Wachovia Bank NA (c)	4,455,000	4,455,000

		6,955,000

Tennessee 2.7%
Clarksville, TN, Public Building Authority Revenue, Pooled Financing Program:
2.34%*, 7/1/2031, Bank of America NA (c)	3,700,000	3,700,000
2.34%*, 1/1/2033, Bank of America NA (c)	1,365,000	1,365,000
2.34%*, 7/1/2034, Bank of America NA (c)	13,415,000	13,415,000
Montgomery County, TN, Public Building Authority, Pooled Financing Revenue, Tennessee County Loan Pool, 2.34%*, 7/1/2034, Bank of America NA (c)	1,500,000	1,500,000

		19,980,000

Texas 21.5%
Aldine, TX, Independent School District, Series 827, 144A, 2.37%*, 1/1/2012	2,945,000	2,945,000
Austin, TX, Electric Utility Systems Revenue, Series R-1057, 144A, 2.37%*, 11/15/2021 (b)	4,785,000	4,785,000
Austin, TX, Water & Waste Systems Revenue, Series B-27, 144A, 2.37%*, 11/15/2026 (b)	5,260,000	5,260,000
Dallas, TX, Independent School District, Series 6038, 144A, 2.37%*, 8/15/2024	6,170,000	6,170,000
Galena Park, TX, Independent School District, Series SG-153, 144A, 2.37%*, 8/15/2023	6,700,000	6,700,000
Harris County, TX, General Obligation, 2.7%, 8/15/2005	10,000,000	10,000,000
Houston, TX, Airport System Revenue, Series SG-161, 144A, 2.37%*, 7/1/2032 (b)	10,735,000	10,735,000
Houston, TX, General Obligation, Series 781, 144A, 2.37%*, 3/1/2009 (b)	4,000,000	4,000,000
Houston, TX, Water & Sewer System Revenue, Municipal Trust Receipts, Series SG-120, 144A, 2.37%*, 12/1/2023	2,000,000	2,000,000
Houston, TX, Water & Sewer System Revenue, Star Certificates, Series 2003-14, 144A, 2.37%*, 6/1/2026 (b)	1,100,000	1,100,000
Northside, TX, Independent School District, Series 758, 144A, 2.37%*, 2/15/2013	1,410,000	1,410,000
Northside, TX, Independent School District, School Building, 2.85%, 6/15/2035	5,000,000	5,000,000
San Antonio, TX, Electric & Gas Revenue, Series 1700, 144A, 2.38%*, 2/1/2010	6,570,000	6,570,000
Southwest Texas, Higher Education Authority, Inc, Southern Methodist University Project, Series B, 2.33%*, 10/1/2029, Landesbank Hessen-Thuringen (c)	300,000	300,000
Texas, Lower Colorado River Authority:
2.5%, 8/5/2005	8,000,000	8,000,000
2.78%, 8/4/2005	13,500,000	13,500,000

20

Texas, Municipal Power Agency Revenue, Series L36J-D, 144A, 2.4%*, 9/1/2011 (b)	14,000,000	14,000,000
Texas, State Tax & Revenue Anticipation Notes, 3.0%, 8/31/2005	32,400,000	32,430,175
Texas, University of Texas Revenue:
Series B-14, 144A, 2.37%*, 8/15/2022	4,590,000	4,590,000
2.62%*, 9/7/2005	9,500,000	9,500,000
Texas, Water Development Board Revenue, Series 2187, 144A, 2.35%*, 7/15/2008	10,905,000	10,905,000

		159,900,175

Utah 1.4%
Alpine, UT, General Obligation, School District:
Floater-PT-436, 144A, 2.37%*, 3/15/2007	2,270,000	2,270,000
Floater-PT-436, 144A, 2.37%*, 3/15/2009	4,125,000	4,125,000
Salt Lake County, UT, Pollution Control Revenue, Service Station Holdings Project, Series B, 2.32%*, 8/1/2007	200,000	200,000
Utah, Housing Finance Agency, Single Family Mortgage, Series E-1, AMT, 2.42%*, 7/1/2031	2,475,000	2,475,000
Weber County, UT, Hospital Revenue, IHC Health Services, Series A, 2.32%*, 2/15/2031	1,000,000	1,000,000

		10,070,000

Virginia 0.5%
Henrico County, VA, Economic Development Authority, Industrial Development Revenue, Colonial Mechanical Corp., AMT, 2.39%*, 8/1/2020, Wachovia Bank NA (c)	4,000,000	4,000,000

Washington 4.4%
Grant County, WA, Public Utilities District Number 002, Electric Revenue, Series 780, 144A, 2.37%*, 1/1/2010 (b)	6,125,000	6,125,000
King County, WA, General Obligation, Series 848, 144A, 2.37%*, 1/1/2013 (b)	6,850,000	6,850,000
King County, WA, Public Hospital District No. 002, Series R-6036, 144A, 2.37%*, 12/1/2023 (b)	1,275,000	1,275,000
Washington, State General Obligation:
Series A-11, 144A, 2.37%*, 6/1/2017 (b)	5,680,000	5,680,000
Series R-3036, 144A, 2.37%*, 1/1/2023 (b)	3,000,000	3,000,000
Washington, State Health Care Facilities Authority Revenue, Providence Services, Series A, 2.33%*, 12/1/2030 (b)	2,950,000	2,950,000
Washington, State Housing Finance Commission, Multi-Family Revenue, Deer Run West Apartments Project, Series A, AMT, 2.43%*, 6/15/2037, Bank of America NA (c)	5,200,000	5,200,000
Washington, State Housing Finance Commission, Multi-Family Revenue, Park Vista Retirement Project, Series A, AMT, 2.38%*, 3/1/2041, Bank of America NA (c)	1,700,000	1,700,000

		32,780,000

West Virginia 0.1%
Preston County, WV, Industrial Development Revenue, Allegheny Wood Products, Inc., AMT, 2.5%*, 12/1/2007, Bank One (c)	400,000	400,000

Wisconsin 0.4%
Manitowoc, WI, Industrial Development Revenue, Kaysun Corp. Project, AMT, 2.5%*, 5/1/2015, Bank One (c)	1,295,000	1,295,000
Pewaukee, WI, Industrial Development Revenue, Mixer System, Inc. Project, AMT, 2.5%*, 9/1/2020, Bank One (c)	1,900,000	1,900,000

		3,195,000

Wyoming 0.1%
Platte County, WY, Pollution Control Revenue, Series B, 2.25%*, 7/1/2014, National Rural Utility Finance (c)	850,000	850,000

Multi-State 0.4%
ABN AMRO, Munitops Certificates Trust, Series 2004-38, 144A, 2.37%*, 2/15/2011	3,000,000	3,000,000

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $750,994,474) (a)	101.0	750,994,474
Other Assets and Liabilities, Net	(1.0)	(7,273,922)
Net Assets	100.0	743,720,552

*	Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of July 31, 2005.

(a)	The cost for federal income tax purposes was $750,994,474.

(b)	Bond is insured by one of these companies:

Insurance Coverage	As a % of Total Investment Portfolio
MBIA Corp.	9.8
Financial Security Assurance Inc.	8.4
Ambac Financial Group	4.7
Financial Guaranty Insurance Company	6.2

(c)	Security incorporates a letter of credit from a major bank.

AMT: Subject to alternate minimum tax.

ETM: Escrow to maturity.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

21

Financial Statements

Statements of Assets and Liabilities as of July 31, 2005

Assets	Scudder Money Market Fund	Scudder Government & Agency Money Fund	Scudder Tax-Exempt Money Fund
Investments: Investments in securities, at amortized cost	$3,014,447,840	$231,305,162	$750,994,474
Repurchase agreements, at amortized cost	399,149,000	209,794,000	—
Total investments in securities, at amortized cost	3,413,596,840	441,099,162	750,994,474
Cash	17,486	970	—
Receivable for investments sold	—	—	7,940,000
Interest receivable	6,260,633	893,976	4,350,223
Receivable for Fund shares sold	7,368,773	756,198	596,141
Other assets	52,757	14,324	18,730
Total assets	3,427,296,489	442,764,630	763,899,568
Liabilities
Due to custodian bank	—	—	11,706
Dividends payable	1,655,800	216,940	250,521
Payable for investments purchased	30,043,064	—	19,551,056
Payable for Fund shares redeemed	990,652	—	—
Accrued management fee	759,214	100,032	168,132
Other accrued expenses and payables	1,540,067	203,977	197,601
Total liabilities	34,988,797	520,949	20,179,016
Net assets, at value	$3,392,307,692	$442,243,681	$743,720,552
Net Assets
Net assets consist of: Undistributed net investment income	100,180	(133)	18,799
Accumulated net realized gain (loss)	—	(1,031)	(5,418)
Paid-in capital	3,392,207,512	442,244,845	743,707,171
Net assets, at value	$3,392,307,692	$442,243,681	$743,720,552
Shares outstanding	3,391,950,687	442,222,764	743,707,833
Net asset value, offering and redemption price per share (Net asset value ÷ outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00	$1.00	$1.00

The accompanying notes are an integral part of the financial statements.

22

Statements of Operations for the year ended July 31, 2005

Investment Income	Scudder Money Market Fund	Scudder Government & Agency Money Fund	Scudder Tax-Exempt Money Fund
Income:
Interest	$77,684,477	$9,192,292	$11,994,954
Expenses:
Management fee	8,951,891	1,068,653	1,694,462
Services to shareholders	5,954,459	621,105	628,761
Custodian fees	184,753	18,869	25,738
Auditing	56,557	35,267	36,814
Legal	100,891	24,040	39,290
Trustees’ fees and expenses	96,279	37,951	42,375
Reports to shareholders	231,423	30,222	24,146
Registration fees	47,658	36,672	35,260
Other	177,585	20,203	31,653
Total expenses, before expense reductions	15,801,496	1,892,982	2,558,499
Expense reductions	(30,761)	(4,572)	(6,730)
Total expenses, after expense reductions	15,770,735	1,888,410	2,551,769

Net investment income	61,913,742	7,303,882	9,443,185

Net realized gain (loss) on investment transactions	25,138	(179)	735
Net increase from payments by affiliates	—	—	251

Net increase (decrease) in net assets resulting from operations	$61,938,880	$7,303,703	$9,444,171

The accompanying notes are an integral part of the financial statements.

23

Statement of Changes in Net Assets — Scudder Money Market Fund

	Years Ended July 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income	$61,913,742	$27,086,723
Net realized gain (loss) on investment transactions	25,138	152,420
Net increase (decrease) in net assets resulting from operations	61,938,880	27,239,143
Distributions to shareholders from net investment income	(62,715,860)	(26,522,686)
Fund share transactions:
Proceeds from shares sold	2,044,805,653	2,741,794,941
Net assets acquired in tax-free reorganization	280,280,767	—
Reinvestment of distributions	60,454,544	25,772,392
Cost of shares redeemed	(2,424,311,653)	(3,453,632,487)
Net increase (decrease) in net assets from Fund share transactions	(38,770,689)	(686,065,154)
Increase (decrease) in net assets	(39,547,669)	(685,348,697)
Net assets at beginning of period	3,431,855,361	4,117,204,058

Net assets at end of period (including undistributed net investment income of $100,180 and $889,872, respectively)	$3,392,307,692	$3,431,855,361

Other Information
Shares outstanding at beginning of period	3,430,708,003	4,116,991,030
Shares sold	2,044,805,665	2,741,795,251
Shares issued in tax-free reorganization	280,294,179	—
Shares issued to shareholders in reinvestment of distributions	60,454,544	25,772,392
Shares redeemed	(2,424,311,704)	(3,453,850,670)
Net increase (decrease) in Fund shares	(38,757,316)	(686,283,027)

Shares outstanding at end of period	3,391,950,687	3,430,708,003

The accompanying notes are an integral part of the financial statements.

24

Statement of Changes in Net Assets — Scudder Government & Agency Money Fund

	Years Ended July 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income	$7,303,882	$3,071,644
Net realized gain (loss) on investment transactions	(179)	6,935
Net increase (decrease) in net assets resulting from operations	7,303,703	3,078,579
Distributions to shareholders from net investment income	(7,402,591)	(2,984,910)
Fund share transactions:
Proceeds from shares sold	237,410,768	231,591,717
Net assets acquired in tax-free reorganization	89,982,258	—
Reinvestment of distributions	7,105,589	2,868,586
Cost of shares redeemed	(293,514,169)	(336,269,376)
Net increase (decrease) in net assets from Fund share transactions	40,984,446	(101,809,073)
Increase (decrease) in net assets	40,885,558	(101,715,404)
Net assets at beginning of period	401,358,123	503,073,527

Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $133 and $106,473, respectively)	$442,243,681	$401,358,123

Other Information
Shares outstanding at beginning of period	401,231,203	503,058,649
Shares sold	237,410,769	231,591,717
Shares issued in tax-free reorganization	89,989,372	—
Shares issued to shareholders in reinvestment of distributions	7,105,589	2,868,586
Shares redeemed	(293,514,169)	(336,287,749)
Net increase (decrease) in Fund shares	40,991,561	(101,827,446)

Shares outstanding at end of period	442,222,764	401,231,203

The accompanying notes are an integral part of the financial statements.

25

Statement of Changes in Net Assets — Scudder Tax-Exempt Money Fund

	Years Ended July 31,
	2005	2004
Increase (Decrease) in Net Assets
Operations:
Net investment income	$9,443,185	$3,905,608
Net realized gain (loss) on investment transactions	735	—
Net increase from payments by affiliates	251	—
Net increase (decrease) in net assets resulting from operations	9,444,171	3,905,608
Distributions to shareholders from net investment income	(9,461,564)	(3,919,418)
Fund share transactions:
Proceeds from shares sold	459,038,182	412,467,393
Net assets acquired in tax-free reorganization	120,128,452	—
Reinvestment of distributions	9,141,949	3,804,178
Cost of shares redeemed	(446,496,230)	(448,490,983)
Net increase (decrease) in net assets from Fund share transactions	141,812,353	(32,219,412)
Increase (decrease) in net assets	141,794,960	(32,233,222)
Net assets at beginning of period	601,925,592	634,158,814

Net assets at end of period (including undistributed net investment income of $18,799 and $47,417, respectively)	$743,720,552	$601,925,592

Other Information
Shares outstanding at beginning of period	601,878,580	634,098,052
Shares sold	459,038,182	412,467,393
Shares issued in tax-free reorganization	120,145,352	—
Shares issued to shareholders in reinvestment of distributions	9,141,949	3,804,178
Shares redeemed	(446,496,230)	(448,491,043)
Net increase (decrease) in Fund shares	141,829,253	(32,219,472)

Shares outstanding at end of period	743,707,833	601,878,580

The accompanying notes are an integral part of the financial statements.

26

Financial Highlights

Scudder Money Market Fund

Years Ended July 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	.019	.007	.011	.02	.05
Distributions from net investment income	(.019)	(.007)	(.011)	(.02)	(.05)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)	1.95	.71	1.11	2.01	5.54	[a,b]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in millions)	3,392	3,432	4,117	4,978	5,787
Ratio of expenses before expense reductions (%)	.48	.43	.43	.44	.42	[c]
Ratio of expenses after expense reductions (%)	.48	.43	.43	.44	.41	[c]
Ratio of net investment income (%)	1.91	.72	1.12	2.01	5.38

[a]	Total return for the year ended July 31, 2001 includes the effect of a voluntary capital contribution from the Advisor. Without this contribution, the total return would have been lower.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 0.41% and 0.41%, respectively.

Scudder Government & Agency Money Fund

Years Ended July 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	.019	.007	.011	.02	.05
Distributions from net investment income	(.019)	(.007)	(.011)	(.02)	(.05)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)	1.92	.67	1.07	1.96	5.44	[a]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in millions)	442	401	503	614	751
Ratio of expenses before expense reductions (%)	.49	.45	.43	.43	.41	[b]
Ratio of expenses after expense reductions (%)	.49	.45	.43	.43	.40	[b]
Ratio of net investment income (%)	1.88	.69	1.09	1.98	5.27

[a]	Total return would have been lower had certain expenses not been reduced.

[b]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 0.40% and 0.40%, respectively.

Scudder Tax-Exempt Money Fund

Years Ended July 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	.015	.006	.009	.01	.03
Distributions from net investment income	(.015)	(.006)	(.009)	(.01)	(.03)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)	1.54	.65	.92	1.43	3.50	[a]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in millions)	744	602	634	687	745
Ratio of expenses before expense reductions (%)	.41	.41	.39	.38	.36	[b]
Ratio of expenses after expense reductions (%)	.41	.41	.39	.38	.35	[b]
Ratio of net investment income (%)	1.54	.64	.92	1.43	3.44

[a]	Total return would have been lower had certain expenses not been reduced.

[b]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 0.35% and 0.35%, respectively.

27

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Money Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company organized as a Massachusetts business trust. The Trust offers three investment funds (the “Funds”). Each Fund takes its own approach to money market investing. Scudder Money Market Fund emphasizes yield through a more diverse universe of investments, while Scudder Government & Agency Money Fund emphasizes government securities. Scudder Tax-Exempt Money Fund invests for income that is free from federal income taxes.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Funds in the preparation of their financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Repurchase Agreements. Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund’s claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. Each Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Funds paid no federal income taxes and no federal income tax provisions were required.

At July 31, 2005, the Scudder Tax-Exempt Fund had a net tax basis capital loss carryforward of approximately $600 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2013, the expiration date, whichever occurs first.

In addition, from November 1, 2004 through July 31, 2005, the Scudder Tax-Exempt Fund incurred approximately $5,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended July 31, 2006.

At July 31, 2005, the Scudder Government & Agency Money Fund had a net tax basis capital loss carryforward of approximately $1,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2012 ($25) and July 31, 2013 ($975), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2004 through July 31, 2005, the Scudder Government & Agency Money Fund incurred approximately $38 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended July 31, 2006.

Distribution of Income. Net investment income of each Fund is declared as a daily dividend and is distributed to shareholders monthly.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Funds.

At July 31, 2005, the Funds’ components of distributable earnings (accumulated losses) on a tax-basis were as follows:

	Scudder Money Market Fund	Scudder Government & Agency Money Fund	Scudder Tax-Exempt Money Fund
Undistributed ordinary income*	$1,797,912	$235,031	$—
Undistributed tax-exempt income	—	—	290,748
Capital loss carryforwards	—	(1,000)	(600)

In addition, the tax character of distributions paid to shareholders by each Fund is summarized as follows:

Fund	Years Ended July 31,
	2005	2004
Scudder Money Market Fund — from ordinary income*	$62,715,860	$26,522,686
Scudder Government & Agency Money Fund — from ordinary income*	7,402,591	2,984,910
Scudder Tax-Exempt Money Fund — from tax-exempt income	9,461,564	3,919,418

*	For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with each specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Funds may enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet been made. However, based on experience, the Funds expect the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

28

B. Related Parties

Management Agreement. Under the Management Agreement, Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”) directs the investments of the Funds in accordance with their investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Funds. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement.

From August 1, 2004 to June 12, 2005, the management fee was computed and accrued daily and payable monthly at the following rates:

First $215 million of the Fund’s average daily net assets	0.500%
Next $335 million of such net assets	0.375%
Next $250 million of such net assets	0.300%
Over $800 million of such net assets	0.250%

Effective June 13, 2005, the new management fee was computed and accrued daily and payable monthly at the following rates:

First $215 million of the Fund’s average daily net assets	0.500%
Next $335 million of such net assets	0.375%
Next $250 million of such net assets	0.300%
Next $800 million of such net assets	0.250%
Next $800 million of such net assets	0.240%
Next $800 million of such net assets	0.230%
Over $3.2 billion of such net assets	0.220%

Accordingly, for the year ended July 31, 2005, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of the Funds’ average daily net assets as follows:

Fund	Total Aggregated	Annual Effective Rate (%)
Scudder Money Market Fund		$8,951,891.28
Scudder Government & Agency Money Fund		1,068,653.28
Scudder Tax-Exempt Money Fund		1,694,462.28

Effective June 13, 2005 through November 30, 2008, the Advisor has contractually agreed to waive all or a portion of their management fees and reimburse or pay certain operating expenses of the Funds to the extent necessary to maintain the operating expenses of each Fund at 0.47%, 0.45% and 0.40% of average net assets for Scudder Money Market Fund, Scudder Government & Agency Money Fund and Scudder Tax-Exempt Money Fund, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, trustee, and trustee counsel fees, and organizational and offering expenses).

29

Service Provider Fees. Scudder Investments Service Company (“SISC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Trust. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. (“DST”), SISC has delegated certain transfer agent and dividend-paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Funds. For the year ended July 31, 2005, the amounts charged to the Funds by SISC were as follows:

Fund	Total Aggregated	Unpaid at July 31, 2005
Scudder Money Market Fund	$3,256,811	$661,100
Scudder Government & Agency Money Fund	333,133	72,704
Scudder Tax-Exempt Money Fund	416,977	85,574

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and regulatory filing services to the Funds. For the six months ended July 31, 2005, the amount charged to the Funds by DeIM included in the reports to shareholders was as follows:

Fund	Total Aggregated	Unpaid at July 31, 2005
Scudder Money Market Fund	$7,325	$1,920
Scudder Government & Agency Money Fund	7,325	1,920
Scudder Tax-Exempt Money Fund	7,325	1,920

Trustees’ Fees and Expenses. The Trust pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

C. Expense Reductions

For the year ended July 31, 2005, the Advisor agreed to reimburse each Fund which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider in the following amounts:

Fund	Amount ($)
Scudder Money Market Fund	30,073
Scudder Government & Agency Money Fund	4,175
Scudder Tax-Exempt Money Fund	6,449

Each Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each Fund’s expenses. During the year ended July 31, 2005, no transfer agent credits were earned by the Funds. During the year ended July 31, 2005, the Funds’ custodian fees were reduced as follows:

Fund	Amount ($)
Scudder Money Market Fund	688
Scudder Government & Agency Money Fund	397
Scudder Tax-Exempt Money Fund	281

D. Line of Credit

The Funds and several other affiliated funds (the “Participants”) share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. Each Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds’ advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds’ investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

30

F. Acquisition of Assets

On June 10, 2005, Scudder Money Market Fund (the “Fund”) acquired all of the net assets of Scudder YieldWise Money Fund pursuant to a plan of reorganization approved by the shareholders on May 26, 2005. The acquisition was accomplished by a tax-free exchange of 280,294,179 shares of Scudder YieldWise Money Fund for 280,294,179 shares of Scudder Money Market Fund outstanding on June 10, 2005. Scudder YieldWise Money Fund’s net assets at that date of $280,280,767 were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $3,153,788,648. The combined net assets of the Fund immediately following the acquisition were $3,434,069,415.

On June 10, 2005, Scudder Government & Agency Money Fund (the “Fund”) acquired all of the net assets of Scudder YieldWise Government & Agency Money Fund pursuant to a plan of reorganization approved by the shareholders on May 26, 2005. The acquisition was accomplished by a tax-free exchange of 89,989,372 shares of Scudder YieldWise Government & Agency Money Fund for 89,989,372 shares of Scudder Government & Agency Money Fund outstanding on June 10, 2005. Scudder YieldWise Government & Agency Money Fund’s net assets at that date of $89,982,258 were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $364,974,106. The combined net assets of the Fund immediately following the acquisition were $454,956,364.

On June 10, 2005, Scudder Tax-Exempt Money Fund (the “Fund”) acquired all of the net assets of Scudder YieldWise Municipal Money Fund pursuant to a plan of reorganization approved by the shareholders on May 26, 2005. The acquisition was accomplished by a tax-free exchange of 120,145,352 shares of Scudder YieldWise Municipal Money Fund for 120,145,352 shares of Scudder Tax-Exempt Money Fund outstanding on June 10, 2005. Scudder YieldWise Municipal Money Fund’s net assets at that date of $120,128,452 were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $591,488,017. The combined net assets of the Fund immediately following the acquisition were $711,616,469.

G. Payments Made by Affiliates

During the year ended July 31, 2005, the Advisor reimbursed the Scudder Tax-Exempt Money Fund $251 for loss of income on a trade executed incorrectly.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Scudder Money Funds

We have audited the accompanying statements of assets and liabilities of Scudder Money Funds (the Trust), comprising Scudder Money Market Fund, Scudder Government & Agency Money Fund, and Scudder Tax-Exempt Money Fund (collectively, the Funds), including the portfolios of investments, as of July 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodian and brokers or by other appropriate procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising Scudder Money Funds at July 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts September 12, 2005

31

Tax Information (Unaudited)

Of the dividends paid from net investment income for the Scudder Tax-Exempt Money Fund for the taxable year ended July 31, 2005, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of July 31, 2005. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Trustee’s term of office extends until the next shareholders’ meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairman, 2004-present Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present) ; Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	74

John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company)	74

Lewis A. Burnham (1933) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	69

Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	74

32

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	74

Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	74

Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	74

William McClayton (1944) Trustee, 2004-present	Managing Director of Finance and Administration, DiamondCluster International, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	74

Robert H. Wadsworth (1940) Trustee, 2004-present

President, Robert H. Wadsworth Associates, Inc. (consulting firm) (1983-present). Director, The Germany Fund, Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The Central Europe and Russia Fund, Inc. (since 1990). Formerly, Trustee of New York Board Scudder Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies).

* Inception date of the corporation which was the predecessor to the L.L.C.

		77

John G. Weithers (1933) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	69

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Interested Trustee and Officers2

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
William N. Shiebler[4] (1942) Trustee, 2004-present	Vice Chairman, Deutsche Asset Management (“DeAM”) and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	125

Julian F. Sluyters[4] (1960) President and Chief Executive Officer, 2004-present	Managing Director[3], Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management	n/a

Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[3], Deutsche Asset Management	n/a

Kenneth Murphy[5] (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a

Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, since 2005	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)	n/a

John Millette[5] (1962) Secretary, 2001-present	Director[3], Deutsche Asset Management	n/a

Lisa Hertz[4] (1970) Assistant Secretary, 2003-present	Vice President, Deutsche Asset Management	n/a

Daniel O. Hirsch[6] (1954) Assistant Secretary, 2002-present	Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)	n/a

Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management	n/a

Scott M. McHugh[5] (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management	n/a

Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

[1]	Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.

34

[2]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

[3]	Executive title, not a board directorship.

[4]	Address: 345 Park Avenue, New York, New York 10154

[5]	Address: Two International Place, Boston, Massachusetts 02110

[6]	Address: One South Street, Baltimore, Maryland 21202

The fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.

Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type “proxy voting” in the search field) —or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Scudder Money Market Fund	Scudder Government & Agency Money Fund	Scudder Tax-Exempt Money Fund
Nasdaq Symbol	KMMXX	KEGXX	KXMXX
CUSIP Number	81118M-100	81118M-209	81118M-308
Fund Number	6	11	29

35

DWS TAX-FREE MONEY FUND

ANNUAL REPORT

DATED MAY 31, 2006

TO COME

CASH ACCOUNT TRUST

PART C – OTHER INFORMATION

Item 15.	Indemnification.

Article VIII of the Registrant’s Amended and Restated Agreement and Declaration of Trust (Exhibit (1)(a) hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Amended and Restated Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Each of the trustees who is not an “interested person” (as defined under the Investment Company Act of 1940) of Registrant (a “Non-interested Trustee”) has entered into an indemnification agreement with Registrant, which agreement provides that the Registrant shall indemnify the Non-interested Trustee against certain liabilities which such Trustee may incur while acting in the capacity as a trustee, officer or employee of the Registrant to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The indemnification agreement cannot be altered without the consent of the Non-interested Trustee and is not affected by amendment of the Amended and Restated Agreement and Declaration of Trust. In addition, the indemnification agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses more timely, efficient and certain. In accordance with Section 17(h) of the Investment Company Act of 1940, the indemnification agreement does not protect a Non-interested Trustee against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Registrant has purchased insurance policies insuring its officers and trustees against certain liabilities which such officers and trustees may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and trustees by way of indemnification against such liabilities, subject to certain deductibles.

On April 5, 2002, Zurich Scudder Investments, Inc. (“Scudder”), the investment adviser, now known as Deutsche Investment Management Americas Inc. (“DeIM”), was acquired by Deutsche Bank AG, not including certain U.K. Operations (the “Transaction”). In connection with the Trustees’ evaluation of the Transaction, Deutsche Bank agreed to indemnify, defend and hold harmless Registrant and the trustees who were not “interested persons” of Scudder, Deutsche Bank or Registrant (the “Independent Trustees”) for and against any liability and claims and expenses based upon or arising from, whether in whole or in part, or directly or indirectly, any untrue statement or alleged untrue statement of a material fact made to the Independent Trustees by Deutsche Bank in connection with the Independent Trustees’ consideration of the Transaction, or any omission or alleged omission of a material fact necessary in order to make statements made, in light of the circumstances under which they were made, not misleading.

DeIM, the investment advisor, has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Registrant against any loss, damage, liability and expense, including, without limitation, the advancement and payment, as incurred, of reasonable fees and expenses of counsel (including counsel to the Registrant and counsel to the Non-interested Trustees) and consultants, whether retained by the Registrant or the Non-interested Trustees, and other customary costs and expenses incurred by the Registrant in connection with any litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Registrant (“Private Litigation and Enforcement Actions”). In the event that this indemnification is unavailable to the Registrant for any reason, then DeIM has agreed to contribute to the amount paid or payable by the Registrant as a result of any loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of DeIM and the Registrant with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided; however, if no final determination is made in such action or proceeding as to the relative fault of DeIM and the Registrant, then DeIM shall pay the entire amount of such loss, damage, liability or expense.

In recognition of its undertaking to indemnify the Registrant, DeIM has also agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Non-interested Trustees against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Non-interested Trustees, arising from the Private Litigation and Enforcement, including without limitation:

1.	all reasonable legal and other expenses incurred by the Non-interested Trustees in connection with the Private Litigation and Enforcement Actions, and any actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar to the matters alleged in the Private Litigation and Enforcement Actions, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

2.	all liabilities and expenses incurred by any Non-interested Trustee in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

3.	any loss or expense incurred by any Non-interested Trustee as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by DeIM (or by a representative of DeIM acting as such, acting as a representative of the Registrant or of the Non-interested Trustee or acting otherwise) for the benefit of the Non-interested Trustee, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of DeIM, any of its corporate affiliates, or any of their directors, officers or employees;

4.	any loss or expense incurred by any Non-interested Trustee, whether or not such loss or expense is otherwise covered under the terms of a policy of insurance, but for which the Non-interested Trustee is unable to obtain advancement of expenses or indemnification under that policy of insurance, due to the exhaustion of policy limits which is due in whole or in part to DeIM or any affiliates thereof having received advancement of expenses or indemnification under that policy for or with respect to a matter which is the subject of the indemnification agreement; provided, however, the total amount which DeIM will be obligated to pay under this provision for all loss or expense, will not exceed the amount that DeIM and any of its affiliate actually receive under that policy or insurance for or with respect to a matter which is the subject of the indemnification agreement; and

5.	all liabilities and expenses incurred by any Non-interested Trustee in connection with any proceeding or action to enforce his or her rights under the agreement, unless DeIM prevails on the merits of any such dispute in a final, nonappealable court order.

DeIM is not required to pay costs or expenses or provide indemnification to or for any individual Non-interested Trustee (i) with respect to any particular proceeding or action as to which the Board of the Registrant has determined that such Non-interested Trustee ultimately will not be entitled to indemnification with respect thereto, or (ii) for any liability of the Non-interested Trustee to the Registrant or its shareholders to which such Non-interested Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Non-interested Trustee’s duties as a Trustee of the Registrant as determined in a final adjudication in such proceeding or action. In addition, to the extent that DeIM has paid costs or expenses under the agreement to any individual Non-interested Trustee with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the Non-interested Trustee’s liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Non-interested Trustee’s duties as a Trustee of the Registrant, such Non-interested Trustee has undertaken to repay such costs or expenses to DeIM.

Item 16.	Exhibits.

Exhibit 1	(a)	Amended and Restated Agreement and Declaration of Trust. (Incorporated by reference to Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A.)

	(b)	Establishment and Designation of Classes of Shares of Beneficial Interest, $0.01 par value, with respect to Money Market Portfolio Retail, Premier, Institutional, and Service Shares. (Incorporated by reference to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A.)

	(c)	Establishment and Designation of Classes of Shares of Beneficial Interest, $0.01 par value, with respect to Tax-Exempt Portfolio Scudder Managed and Scudder Institutional Shares. (Incorporated by reference to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A.)

	(d)	Re-designation of Classes of Shares of Beneficial Interest and Establishment and Designation of Additional Class of Shares of Beneficial Interest, $0.01 par value, with respect to the Premier Money Market Shares, Institutional Money Market Shares and Premium Reserve Money Market Shares within the Money Market Portfolio, dated November 11, 1999. (Incorporated by reference to Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A.)

	(e)	Establishment and Designation of Classes of Shares of Beneficial Interest, $0.01 par value, with respect to the Premier Money Market Shares and Service Shares within the Government Securities Portfolio. (Incorporated by reference to Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A.)

	(f)	Amended and Restated Establishment and Designation of Additional Class of Shares of Beneficial Interest, $0.01 par value, with respect to the Premier Money Market Shares within the Tax-Exempt Portfolio. (Incorporated by reference to Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A.)

	(g)	Amended and Restated Establishment and Designation of Additional Class of Shares of Beneficial Interest, $0.01 par value, with respect to Institutional Select Money Market Shares within the Money Market Portfolio. (Incorporated by reference to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A.)

	(h)	Amended and Restated Establishment and Designation of Classes of Shares of Beneficial Interest, with respect to Davidson Cash Equivalent Shares - Money Market and Davidson Cash Equivalent Plus Shares - Money Market within the Money Market Portfolio. (Incorporated by reference to Post-Effective Amendment No. 30 to Registrant’s Registration Statement on Form N-1A.)

	(i)	Amended and Restated Establishment and Designation of Classes of Shares of Beneficial Interest, with respect to Davidson Cash Equivalent Shares - Government & Agency and Davidson Cash Equivalent Plus Shares - Government & Agency within the Government & Agency Securities Portfolio. (Incorporated by reference to Post-Effective Amendment No. 30 to Registrant’s Registration Statement on Form N-1A.)

	(j)	Amended and Restated Establishment and Designation of Classes of Shares of Beneficial Interest, with respect to Davidson Cash Equivalent Shares - Tax Exempt within the Tax-Exempt Portfolio. (Incorporated by reference to Post-Effective Amendment No. 30 to Registrant’s Registration Statement on Form N-1A.)

	(k)	Amended and Restated Establishment and Designation of Additional Class of Shares of Beneficial Interest, $0.01 par value, with respect to Capital Assets Funds Shares and Capital Assets Funds Preferred Shares within the Money Market Portfolio. (Incorporated by reference to Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A.)

	(l)	Amended and Restated Establishment and Designation of Additional Class of Shares of Beneficial Interest, $0.01 par value with respect to Capital Assets Funds Shares within the Government & Agency Securities Portfolio. (Incorporated by reference to Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A.)

	(m)	Amended and Restated Establishment and Designation of Additional Class of Shares of Beneficial Interest, $0.01 par value, with respect to Capital Assets Funds Shares and Service Shares II within Tax-Exempt Portfolio. (Incorporated by reference to Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A.)

	(n)	Amended and Restated Establishment and Designation of Classes of Shares of Beneficial Interest with respect to DWS Tax-Free Money Fund Class S, DWS Tax-Exempt Money Fund and Tax-Free Investment Class within the Tax-Exempt Portfolio. (To be Filed by Amendment).

	(o)	Amended and Restated Establishment and Designation of Classes of Shares of Beneficial Interest with respect to DWS Government & Agency Money Fund, DWS Government Cash Institutional Shares and Government Cash Managed Shares within the Government & Agency Securities Portfolio. (To be Filed by Amendment).

Exhibit 2	(a)	By-Laws. (Incorporated by reference to Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A.)

	(b)	Amendment to By-Laws dated November 29, 2000. (Incorporated by reference to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A.)

	(c)	Amendment to By-Laws dated November 19, 2003. (Incorporated by reference to Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A.)

	(d)	Amendment to By-Laws effective September 24, 2004. (Incorporated by reference to Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A.)

	(e)	Amendment to By-Laws effective __________. (To be filed by Amendment.)

Exhibit 3		Not Applicable.

Exhibit 4		Form of Agreement and Plan of Reorganization filed here in as Exhibit A to Part A of this Registration Statement on Form N-14.

Exhibit 5		See Exhibit 1 and Exhibit 10

Exhibit 6	(a)	Investment Management Agreement between the Registrant and Deutsche Investment Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A.)

	(b)	First Amendment to Investment Management Agreement between the Registrant and Deutsche Investment Management Americas Inc. dated March 19, 2003. (Incorporated by reference to Post-Effective Amendment No. 26 to the Registrant’s Registration Statement on Form N-1A.)

	(c)	Investment Management Agreement between the Registrant, on behalf of Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio and Deutsche Investment Management Americas Inc. dated _______, 2006. (To be Filed by Amendment).

Exhibit 7	(a)	Underwriting and Distribution Services Agreement between the Registrant and Scudder Distributors, Inc., dated April 5, 2002. (Incorporated by reference to Post Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A.)

	(b)	Underwriting and Distribution Services Agreement between the Registrant and DWS Scudder Distributors, Inc., dated ____, 2006. (To be filed by Amendment)

Exhibit 8		Not Applicable.

Exhibit 9	(a)	Custodian Agreement between the Registrant and State Street Bank and Trust Company dated April 19, 1999. (Incorporated by reference to Post-Effective Amendment No. 13 to Registration’s Registration Statement on Form N-1A.)

	(b)	Amendment to Custodian Agreement between the Registrant and State Street Bank and Trust Company dated January 5, 2001. (Incorporated by reference to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement on Form N-1A.)

Exhibit 10	(a)	Amended and Restated 12b-1 Plan between the Registrant, on behalf of Tax-Exempt Portfolio, and Kemper Distributors, Inc., dated August 1, 1998. (Incorporated by reference to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form N-1A.)

(b)	Amended and Restated 12b-1 Plan between the Registrant, on behalf of Government Securities Portfolio, and Kemper Distributors, Inc., dated August 1, 1998. (Incorporated by reference to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form N-1A.)

(c)	Amended and Restated 12b-1 Plan between the Registrant, on behalf of Money Market Portfolio, and Kemper Distributors, Inc., dated August 1, 1998. (Incorporated by reference to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form N-1A.)

(d)	12b-1 Plan between the Registrant, on behalf of the Money Market Portfolio — Premier Money Market Shares, dated November 16, 1999. (Incorporated by reference to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-1A.)

(e)	12b-1 Plan between the Registrant, on behalf of the Government Securities Portfolio — Premier Money Market Shares, dated November 16, 1999. (Incorporated by reference to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-1A.)

(f)	12b-1 Plan between the Registrant, on behalf of the Tax-Exempt Portfolio — Premier Money Market Shares, dated November 16, 1999. (Incorporated by reference to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-1A.)

(g)	Amended and Restated 12b-1 Plan between the Registrant, on behalf of the Money Market Portfolio — Service Shares, dated November 16, 1999. (Incorporated by reference to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A.)

(h)	Amended and Restated 12b-1 Plan between the Registrant, on behalf of the Tax-Exempt Portfolio — Service Shares, dated November 16, 1999. (Incorporated by reference to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A.)

(i)	12b-1 Plan between the Registrant, on behalf of the Money Market Portfolio — Institutional Money Market Shares, dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement on Form N-1A.)

(j)	12b-1 Plan between the Registrant, on behalf of the Money Market Portfolio — Premium Reserve Money Market Shares, dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement on Form N-1A.)

(k)	12b-1 Plan between the Registrant, on behalf of the Tax-Exempt Portfolio — Tax-Exempt Cash Managed Shares, dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement on Form N-1A.)

(l)	12b-1 Plan between the Registrant, on behalf of the Money Market Portfolio — Davidson Cash Equivalent Shares, dated September 27, 2004. (Incorporated by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A.)

(m)	12b-1 Plan between the Registrant, on behalf of the Government & Agency Securities Portfolio — Davidson Cash Equivalent Shares, dated September 27, 2004. (Incorporated by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A.)

(n)	12b-1 Plan between the Registrant, on behalf of the Tax-Exempt Portfolio — Davidson Cash Equivalent Shares, dated September 27, 2004. (Incorporated by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A.)

(o)	12b-1 Plan between the Registrant, on behalf of the Money Market Portfolio — Davidson Cash Equivalent Plus Shares, dated September 27, 2004. (Incorporated by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A.)

(p)	12b-1 Plan between the Registrant, on behalf of the Government & Agency Securities Portfolio — Davidson Cash Equivalent Plus Shares, dated September 27, 2004. (Incorporated by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A.)

(q)	12b-1 Plan between the Registrant, on behalf of Money Market Portfolio — Capital Assets Funds Shares, dated May 12, 2005. (Incorporated by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A.)

(r)	12b-1 Plan between the Registrant, on behalf of Government & Agency Securities Portfolio — Capital Assets Funds Shares, dated May 12, 2005. (Incorporated by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A.)

(s)	12b-1 Plan between the Registrant, on behalf of Tax-Exempt Portfolio — Capital Assets Funds Shares, dated May 12, 2005. (Incorporated by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A.)

(t)	12b-1 Plan between the Registrant, on behalf of Tax-Exempt Portfolio — Service II Shares, dated May 12, 2005. (Incorporated by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A.)

(u)	12b-1 Plan between the Registrant on behalf of Money Market Portfolio — Capital Assets Funds Preferred Shares dated May 12, 2005. (Incorporated by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A.)

(v)	12b-1 Plan between the Registrant, on behalf of Tax-Exempt Portfolio — Tax-Free Investment Class Shares dated ______, 2006. (To be Filed by Amendment).

(w)	12b-1 Plan between the Registrant, on behalf of Government & Agency Portfolio — Government Cash Managed Shares dated _______, 2006. (To Be Filed by Amendment).

(x)	Amended and Restated Multi-Distribution System Plan — Rule 18f-3 Plan, on behalf of the Money Market Series, dated November 17, 1998. (Incorporated by reference to Post-Effective Amendment No. 10 to the Registrant’s Registration Statement on Form N-1A.)

(y)	Amended and Restated Multi-Distribution System Plan — Rule 18f-3 Plan, on behalf of the Tax-Exempt Portfolio, dated September 28, 1999. (Incorporated by reference to Post-Effective Amendment No. 15 to the Registrant’s Registration Statement on Form N-1A.)

(z)	Amended and Restated Multi-Distribution System Plan — Rule 18f-3 Plan, on behalf of the Money Market Portfolio, dated November 16, 1999. (Incorporated by reference to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-1A.)

(aa)	Amended and Restated Multi-Distribution System Plan — Rule 18f-3 Plan, on behalf of the Government Securities Portfolio, dated November 16, 1999. (Incorporated by reference to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-1A.)

(bb)	Amended and Restated Multi-Distribution System Plan — Rule 18f-3 Plan, on behalf of the Tax-Exempt Portfolio, dated November 16, 1999. (Incorporated by reference to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-1A.)

(cc)	Amended and Restated Multi-Distribution System Plan — Rule 18f-3 Plan, on behalf of the Money Market Portfolio, dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A.)

(dd)	Amended and Restated Multi-Distribution System Plan — Rule 18f-3 Plan, on behalf of the Tax-Exempt Portfolio, dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A.)

(ee)	Amended and Restated Multi-Distribution System Plan — Rule 18f-3 Plan, on behalf of the Money Market Portfolio, dated December 1, 2002. (Incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A.)

(ff)	Amended and Restated Multi-Distribution System Plan — Rule 18f-3 Plan, on behalf of the Government & Agency Securities Portfolio, dated September 27, 2004. (Incorporated by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A.)

(gg)	Amended and Restated Multi-Distribution System Plan — Rule 18f-3 Plan, on behalf of the Tax-Exempt Portfolio, dated September 27, 2004. (Incorporated by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A.)

(hh)	Amended and Restated Multi-Distribution System Plan — Rule 18f-3 Plan, on behalf of the Money Market Portfolio, dated September 27, 2004. (Incorporated by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A.)

	(ii)	Amended and Restated Multi-Distribution System Plan — Rule 18f-3 Plan, on behalf of the Money Market Portfolio, dated May 12, 2005. (Incorporated by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A.)

	(jj)	Amended and Restated Multi-Distribution System Plan — Rule 18f-3 Plan, on behalf of the Government & Agency Securities Portfolio, dated May 12, 2005. (Incorporated by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A.)

	(kk)	Amended and Restated Multi-Distribution System Plan — Rule 18f-3 Plan, on behalf of the Tax-Exempt Portfolio, dated May 12, 2005. (Incorporated by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A.)

	(ll)	Amended and Restated Multi-Distribution System Plan — Rule 18f-3 Plan, on behalf of Tax-Exempt Portfolio, dated _______, 2006. (To be Filed by Amendment).

	(mm)	Amended and Restated Multi-Distribution System Plan — Rule 18f-3 Plan, on behalf of Government & Agency Securities Portfolio, dated _______, 2006. (To be Filed by Amendment).

Exhibit 11		Opinion and Consent of Vedder, Price, Kaufman & Kammholz, P.C., to be filed by amendment.

Exhibit 12		Form of Tax Opinion and Consent of Willkie Farr & Gallagher LLP to be filed by amendment.

Exhibit 13	(a)	Agency Agreement between the Registrant and Kemper Service Company, dated September 6, 1990. (Incorporated by reference to Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A.)

	(b)	Supplement, dated April 1, 1995, to Agency Agreement between the Registrant and Kemper Service Company. (Incorporated by reference to Post-Effective Amendment No. 6 to Registrant’s Registration Statement on Form N-1A.)

	(c)	Fund Accounting Services Agreement between the Registrant, on behalf of its series Money Market Postfolio, and Scudder Fund Accounting Corporation dated December 31, 1997. (Incorporated by reference to Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A.)

	(d)	Fund Accounting Services Agreement between the Registrant, on behalf of its series Government Securities Portfolio, and Scudder Fund Accounting Corporation dated December 31, 1997. (Incorporated by reference to Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A.)

	(e)	Fund Accounting Services Agreement between the Registrant, on behalf of its series Tax-Exempt Portfolio, and Scudder Fund Accounting Corporation, dated December 31, 1997. (Incorporated by reference to Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A.)

	(f)	First Amendment to Fund Accounting Services Agreements dated March 19, 2003. (Incorporated by reference to Post-Effective Amendment No. 26 to the Registrant’s Registration Statement on Form N-1A.)

(g)	Form of Administration, Shareholder Services and Distribution Agreement dated July 1998 between the Registrant, and Kemper Distributors, Inc. (Incorporated by reference to Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A.)

(h)	Administration and Shareholder Services Agreement between the Registrant, on behalf of Money Market Portfolio — Retail Shares, and Kemper Distributors, Inc., dated January 15, 1999. (Incorporated by reference to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A.)

(i)	Administration and Shareholder Services Agreement between the Registrant, on behalf of Money Market Portfolio — Premier Shares, and Kemper Distributors, Inc., dated January 15, 1999. (Incorporated by reference to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A.)

(j)	Administration and Shareholder Services Agreement between the Registrant, on behalf of Money Market Portfolio — Institutional Shares, and Kemper Distributors, Inc., dated January 15, 1999. (Incorporated by reference to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A.)

(k)	Form of Administration and Shareholder Services Agreement between the Registrant, on behalf of the Tax-Exempt Portfolio Cash Managed Shares, and Kemper Distributors, Inc., dated September 1999. (Incorporated by reference to Post-Effective Amendment No. 16 to Registrant’s Registration Statement on Form N-1A.)

(l)	Administration and Shareholder Services Agreement between the Registrant, on behalf of the Money Market Portfolio — Premier Money Market Shares, and Kemper Distributors, Inc., dated November 30, 1999. (Incorporated by reference to Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A.)

(m)	Administration and Shareholder Services Agreement between the Registrant, on behalf of the Government Securities Portfolio — Premier Money Market Shares, and Kemper Distributors, Inc, dated November 30, 1999. (Incorporated by reference to Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A.)

(n)	Administration and Shareholder Services Agreement between the Registrant, on behalf of the Tax-Exempt Portfolio — Premier Money Market Shares, and Kemper Distributors, Inc, dated November 30, 1999. (Incorporated by reference to Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A.)

(o)	Shareholder Services Agreement between the Registrant, on behalf of Premium Reserve Money Market Shares and Institutional Money Market Shares of Money Market Portfolio and Tax-Exempt Cash Managed Shares of Tax-Exempt Portfolio, and Scudder Distributors, Inc., dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A.)

(p)	Administration and Shareholder Services Agreement between the Registrant, on behalf of the Tax-Exempt Portfolio — Tax-Free Investment Class and DWS Scudder Distributors, Inc. dated ______, 2006. (To be Filed by Amendment).

	(q)	Shareholder Services Agreement between the Registrant, on behalf of Government & Agency Portfolio — Government Cash Managed Shares and DWS Scudder Distributors, Inc. dated ______, 2006. (To be Filed by Amendment).

	(r)	Letters of Indemnity to the Scudder Funds dated September 10, 2004; and Letter of Indemnity to the Independent Directors/Trustees dated September 10, 2004. (Incorporated by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A.)

Exhibit 14	(a)	Consent of Ernst & Young LLP, to be filed by amendment.

	(b)	Consent of PricewaterhouseCoopers LLP, to be filed by amendment.

Exhibit 15		Not applicable.

Exhibit 16		Powers of Attorney, filed herein

Exhibit 17		Forms of Proxy are filed herein and appear in Part A of this Registration Statement.

Item 17.	Undertakings.

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the registrant, in the City of New York, and State of New York, on the 28th day of July, 2006.

CASH ACCOUNT TRUST

By:	/s/ Michael Clark
Michael Clark
Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the 28th day of July, 2006.

/s/ Michael Clark Michael Clark	Chief Executive Officer

/s/ Paul Schubert Paul Schubert	Chief Financial Officer and Principal Accounting Officer

Shirley D. Peterson* Shirley D. Peterson	Chairperson and Director

John W. Ballantine * John W. Ballantine	Director

Donald L. Dunaway * Donald L. Dunaway	Director

James R. Edgar * James R. Edgar	Director

Paul K. Freeman * Paul K. Freeman	Director

Robert B. Hoffman * Robert B. Hoffman	Director

William McClayton * William McClayton	Director

Robert H. Wadsworth* Robert H. Wadsworth	Director

*By	/s/ John Millette
John Millette**

**	Attorney-in-fact pursuant to the powers of attorney filed herein.

INDEX OF EXHIBITS

EXHIBIT NUMBER	EXHIBIT TITLE
16	Powers of Attorney